As filed with the Securities and Exchange Commission on October 26, 2012

Securities Act File No. 333-57793

Investment Company Act of 1940 File No. 811-08839

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 89	☒

And

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 91

SPDR® SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

One Lincoln Street

Boston, Massachusetts 02111

(Address of Principal Executive Offices)

Registrant’s Telephone Number: (866) 787-2257

Ryan M. Louvar, Esq.

State Street Bank and Trust Company

One Lincoln Street/CPH0326

Boston, Massachusetts 02111

(Name and Address of Agent for Service)

Copies to:

W. John McGuire, Esq.

Bingham McCutchen LLP

2020 K Street NW

Washington, DC 20006

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to Rule 485, paragraph (b)

☒	on October 31, 2012 pursuant to Rule 485, paragraph (b)

☐	60 days after filing pursuant to Rule 485, paragraph (a)(1)

☐	on pursuant to Rule 485, paragraph (a)(1)

☐	75 days after filing pursuant to Rule 485, paragraph (a)(2)

☐	on pursuant to Rule 485, paragraph (a)(2)

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SPDR® SERIES TRUST

Supplement Dated October 31, 2012

to the

Prospectus Dated October 31, 2012

SPDR S&P® Building & Construction ETF

SPDR S&P Computer Hardware ETF

SPDR S&P Food & Beverage ETF

SPDR S&P LeisureTime ETF

SPDR S&P Outsourcing & IT Consulting ETF

SPDR S&P 1500 Volatility Tilt ETF

All above-listed ETFs are not yet in operation and thus are not currently offered by the SPDR Series Trust.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SPDRSERTREQSUP1

SPDR® Series Trust Prospectus

October 31, 2012

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Shares in the Funds are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government, nor are Shares deposits or obligations of any bank. Such Shares in the Funds involve investment risks, including the loss of principal.

SPDR Dow Jones Total Market ETF (TMW)

SPDR Dow Jones Large Cap ETF (ELR)

SPDR S&P® 500 Growth ETF (SPYG)

SPDR S&P 500 Value ETF (SPYV)

SPDR Dow Jones Mid Cap ETF (EMM)

SPDR S&P 400 Mid Cap Growth ETF (MDYG)

SPDR S&P 400 Mid Cap Value ETF (MDYV)

SPDR S&P 600 Small Cap ETF (SLY)

SPDR S&P 600 Small Cap Growth ETF (SLYG)

SPDR S&P 600 Small Cap Value ETF (SLYV)

SPDR Global Dow ETF (DGT)

SPDR Dow Jones REIT ETF (RWR)

SPDR S&P Bank ETF (KBE)

SPDR S&P Capital Markets ETF (KCE)

SPDR S&P Insurance ETF (KIE)

SPDR S&P Mortgage Finance ETF (KME)

SPDR S&P Regional Banking ETF (KRE)

SPDR Morgan Stanley Technology ETF (MTK)

SPDR S&P Dividend ETF (SDY)

SPDR S&P Aerospace & Defense ETF (XAR)

SPDR S&P Biotech ETF (XBI)

SPDR S&P Building & Construction ETF

SPDR S&P Computer Hardware ETF (XHW)

SPDR S&P Food & Beverage ETF

SPDR S&P Health Care Equipment ETF (XHE)

SPDR S&P Health Care Services ETF (XHS)

SPDR S&P Homebuilders ETF (XHB)

SPDR S&P LeisureTime ETF

SPDR S&P Metals & Mining ETF (XME)

SPDR S&P Oil & Gas Equipment & Services ETF (XES)

SPDR S&P Oil & Gas Exploration & Production ETF (XOP)

SPDR S&P Outsourcing & IT Consulting ETF

SPDR S&P Pharmaceuticals ETF (XPH)

SPDR S&P Retail ETF (XRT)

SPDR S&P Semiconductor ETF (XSD)

SPDR S&P Software & Services ETF (XSW)

SPDR S&P Telecom ETF (XTL)

SPDR S&P Transportation ETF (XTN)

SPDR S&P 1500 Value Tilt ETF (VLU)

SPDR S&P 1500 Momentum Tilt ETF (MMTM)

SPDR S&P 1500 Volatility Tilt ETF

SPDR Wells Fargo® Preferred Stock ETF (PSK)

Principal U.S. Listing Exchange for each ETF: NYSE Arca, Inc.

Precise in a world that isn’t.SM

Precise in a world that isn’t.SM

FUND SUMMARIES

SPDR® Dow Jones Total Market ETF

INVESTMENT OBJECTIVE

The SPDR Dow Jones Total Market ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks a broad universe of exchange traded U.S. equity securities.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.20%
DISTRIBUTION AND SERVICE (12b-1) FEES	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.20%

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$20	$64	$113	$255

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the Dow Jones U.S. Total Stock Market Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

Precise in a world that isn’t.SM	1

The Index is designed to represent the performance of all U.S. equity securities with readily available price data. The Index tracks all the U.S. common stocks regularly traded on the New York Stock Exchange, NYSE Amex and the NASDAQ Stock Market. The Index is a float-adjusted market capitalization weighted index that reflects shares of securities actually available to investors in the marketplace. To be included in the Index, an issue generally must be all of the following: (i) a company’s primary equity issue (common stock, REIT or limited partnership); and (ii) the security of a U.S. company. A semiannual composition review of the Index is announced and implemented in March and September. Shares and float factors of the Index are updated on a quarterly basis. Except to account for stock splits and reverse splits, shares and float factors will not be adjusted for bulletin board, NYSE Arca and pink sheet stocks until they are returned to exchange listings. Companies that are re-listed as of the close of trading on the second Friday of each month will have their shares and float adjustments made at the same time as the monthly index additions and deletions, after the close of trading on the third Friday of each month. As of September 30, 2012, the Index was comprised of 3,640 stocks.

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

EQUITY INVESTING RISK:  An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.

ANNUAL TOTAL RETURN (years ended 12/31)*

Highest Quarterly Return: 16.30% (Q2 2009)

Lowest Quarterly Return: -22.49% (Q4 2008)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was 15.89%.

2	Precise in a world that isn’t.SM

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares. Prior to June 14, 2005, the Fund’s investment strategy sought to track the total return performance of an index different from the Dow Jones U.S. Total Stock Market Index. Performance of the Fund prior to June 14, 2005 is therefore based on the Fund’s investment strategy to track the prior index.

	ONE YEAR	FIVE YEARS	TEN YEARS
RETURN BEFORE TAXES	1.01%	0.17%	3.12%
RETURN AFTER TAXES ON DISTRIBUTIONS	0.72%	-0.14%	2.81%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	1.00%	0.09%	2.62%
DOW JONES U.S. TOTAL STOCK MARKET INDEX (reflects no deduction for fees, expenses or taxes)	1.08%	0.24%	3.86%

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily and John Tucker.

MIKE FEEHILY, CFA, is a Managing Director of the Adviser. He joined the Adviser in 1997, moved to State Street Global Markets LLC in 2006 and rejoined the Adviser in 2010.

JOHN TUCKER, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases, Sales and Taxes” on page 141 of the Prospectus.

Precise in a world that isn’t.SM	3

SPDR® Dow Jones Large Cap ETF

INVESTMENT OBJECTIVE

The SPDR Dow Jones Large Cap ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of large capitalization exchange traded U.S. equity securities.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.20%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.20%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$20	$64	$113	$255

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the Dow Jones U.S. Large-Cap Total Stock Market Index (the “Index”), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund).

4	Precise in a world that isn’t.SM

The Index is a float-adjusted market capitalization weighted index that represents the large-cap portion of the Dow Jones U.S. Total Stock Market Index (“Total Stock Market Index”). The Total Stock Market Index tracks all the U.S. common stocks regularly traded on the New York Stock Exchange, NYSE Amex and the NASDAQ Stock Market. The Index includes the components of the Total Stock Market Index ranked approximately 1-750 by full market capitalization. The composition of the Index is assigned based on the semiannual review of the Total Stock Market Index. New issues are added to the Index on a monthly basis as new issues are added to the Total Stock Market Index and fall within the large cap portion. An issue is removed as soon as prudently possible if it fails to meet the inclusion requirement of the Total Stock Market Index. Shares and float factors of the Index are updated on a quarterly basis. As of September 30, 2012, the Index was comprised of 749 stocks.

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

LARGE CAP RISK:  Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

EQUITY INVESTING RISK:  An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at
http://www.spdrs.com.

ANNUAL TOTAL RETURN (years ended 12/31)*

Highest Quarterly Return: 15.57% (Q2 2009)

Lowest Quarterly Return: -22.14% (Q4 2008)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was 16.09%.

Precise in a world that isn’t.SM	5

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	ONE YEAR	FIVE YEARS	SINCE INCEPTION (11/8/05)
RETURN BEFORE TAXES	1.60%	0.02%	2.83%
RETURN AFTER TAXES ON DISTRIBUTIONS	1.28%	-0.36%	2.45%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	1.37%	-0.09%	2.33%
DOW JONES U.S. LARGE-CAP TOTAL STOCK MARKET INDEX (reflects no deduction for fees, expenses or taxes)	1.71%	0.08%	2.91%

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily and John Tucker.

MIKE FEEHILY, CFA, is a Managing Director of the Adviser. He joined the Adviser in 1997, moved to State Street Global Markets LLC in 2006 and rejoined the Adviser in 2010.

JOHN TUCKER, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases, Sales and Taxes” on page 141 of the Prospectus.

6	Precise in a world that isn’t.SM

SPDR® S&P 500 Growth ETF

INVESTMENT OBJECTIVE

The SPDR S&P 500 Growth ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of large capitalization exchange traded U.S. equity securities exhibiting “growth” characteristics.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.20%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.20%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$20	$64	$113	$255

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the S&P 500 Growth Index (the “Index”), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund).

Precise in a world that isn’t.SM	7

The Index measures the performance of the large-capitalization growth sector in the U.S. equity market. The Index consists of those stocks in the S&P 500 Index exhibiting the strongest growth characteristics based on: (i) sales growth; (ii) earnings change to price; and (iii) momentum. The selection universe for the S&P 500 Index includes all U.S. common equities listed on the NYSE, NASDAQ Global Select Market, NASDAQ Select Market and NASDAQ Capital Market with market capitalizations generally of $4.0 billion or more at the time of inclusion. Capitalization ranges may be revised by the Index Provider (as defined below) at any time. To be included in the Index, a security should (i) have an annual dollar value traded to float adjusted market capitalization ratio of 1 or greater; (ii) trade a minimum of 250,000 shares in each of the six months leading up to the evaluation date; (iii) have a public float of at least 50%; and (iv) have four consecutive quarters of positive as-reported earnings. The Index is market capitalization weighted and rebalanced annually on the third Friday of December. As of September 30, 2012, the Index was comprised of 280 stocks.

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

LARGE CAP RISK:  Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

GROWTH RISK:  The Fund emphasizes a “growth” style of investing. The market values of growth stocks may be more volatile than other types of investments. The prices of growth stocks tend to reflect future expectations, and when those expectations change or are not met, share prices generally fall. The returns on “growth” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market.

EQUITY INVESTING RISK:  An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

8	Precise in a world that isn’t.SM

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.

ANNUAL TOTAL RETURN (years ended 12/31)*

Highest Quarterly Return: 16.35% (Q2 2009)

Lowest Quarterly Return: -23.11% (Q4 2008)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was 16.79%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares. Prior to December 17, 2010, the Fund’s investment strategy sought to track the total return performance of an index different from the S&P 500 Growth Index. Performance of the Fund prior to December 17, 2010 is therefore based on the Fund’s prior investment strategy to track a different benchmark index.

	ONE YEAR	FIVE YEARS	TEN YEARS
RETURN BEFORE TAXES	4.43%	2.90%	1.84%
RETURN AFTER TAXES ON DISTRIBUTIONS	4.15%	2.73%	1.69%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	3.20%	2.46%	1.55%
S&P 500 GROWTH INDEX (reflects no deduction for fees, expenses or taxes)	4.65%	2.38%	2.13%

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily and John Tucker.

MIKE FEEHILY, CFA, is a Managing Director of the Adviser. He joined the Adviser in 1997, moved to State Street Global Markets LLC in 2006 and rejoined the Adviser in 2010.

JOHN TUCKER, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases, Sales and Taxes” on page 141 of the Prospectus.

Precise in a world that isn’t.SM	9

SPDR® S&P 500 Value ETF

INVESTMENT OBJECTIVE

The SPDR S&P 500 Value ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of large capitalization exchange traded U.S. equity securities exhibiting “value” characteristics.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.20%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.20%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$20	$64	$113	$255

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the S&P 500 Value Index (the “Index”), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund).

10	Precise in a world that isn’t.SM

The Index measures the performance of the large-capitalization value sector in the U.S. equity market. The Index consists of those stocks in the S&P 500 Index exhibiting the strongest value characteristics based on: (i) book value to price ratio; (ii) earnings to price ratio; and (iii) sales to price ratio. The selection universe for the S&P 500 Index includes all U.S. common equities listed on the NYSE, NASDAQ Global Select Market, NASDAQ Select Market and NASDAQ Capital Market with market capitalizations generally of $4.0 billion or more at the time of inclusion. Capitalization ranges may be revised by the Index Provider (as defined below) at any time. To be included in the Index, a security should (i) have an annual dollar value traded to float adjusted market capitalization ratio of 1 or greater; (ii) trade a minimum of 250,000 shares in each of the six months leading up to the evaluation date; (iii) have a public float of at least 50%; and (iv) have four consecutive quarters of positive as-reported earnings. The Index is market capitalization weighted and rebalanced annually on the third Friday of December. As of September 30, 2012, the Index was comprised of 368 stocks.

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

LARGE CAP RISK:  Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

VALUE RISK:  The Fund employs a “value” style of investing that emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market.

EQUITY INVESTING RISK:  An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

Precise in a world that isn’t.SM	11

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at
http://www.spdrs.com.

ANNUAL TOTAL RETURN (years ended 12/31)*

Highest Quarterly Return: 18.25% (Q2 2003)

Lowest Quarterly Return: -21.13% (Q4 2008)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was 15.56%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares. Prior to December 17, 2010, the Fund’s investment strategy sought to track the total return performance of an index different from the S&P 500 Value Index. Performance of the Fund prior to December 17, 2010 is therefore based on the Fund’s prior investment strategy to track a different benchmark index.

	ONE YEAR	FIVE YEARS	TEN YEARS
RETURN BEFORE TAXES	-0.66%	-2.80%	2.67%
RETURN AFTER TAXES ON DISTRIBUTIONS	-1.02%	-3.28%	2.16%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	-0.03%	-2.44%	2.25%
S&P 500 VALUE INDEX (reflects no deduction for fees, expenses or taxes)	-0.48%	-2.96%	3.52%

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily and John Tucker.

MIKE FEEHILY, CFA, is a Managing Director of the Adviser. He joined the Adviser in 1997, moved to State Street Global Markets LLC in 2006 and rejoined the Adviser in 2010.

JOHN TUCKER, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases, Sales and Taxes” on page 141 of the Prospectus.

12	Precise in a world that isn’t.SM

SPDR® Dow Jones Mid Cap ETF

INVESTMENT OBJECTIVE

The SPDR Dow Jones Mid Cap ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of mid-capitalization exchange traded U.S. equity securities.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.25%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.25%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$26	$80	$141	$318

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the Dow Jones U.S. Mid-Cap Total Stock Market Index (the “Index”), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund).

Precise in a world that isn’t.SM	13

The Index is a float-adjusted market capitalization weighted index that represents the mid-cap portion of the Dow Jones U.S. Total Stock Market Index (“Total Stock Market Index”). The Total Stock Market Index tracks all the U.S. common stocks regularly traded on the New York Stock Exchange, NYSE Amex and the NASDAQ Stock Market. The Index includes the components of the Total Stock Market Index ranked 501-1,000 by full market capitalization. The composition of the Index is assigned based on the semiannual review of the Total Stock Market Index. New issues are added to the Index on a monthly basis as new issues are added to the Total Stock Market Index and fall within the mid cap portion. An issue is removed as soon as prudently possible if it fails to meet the inclusion requirement of the Total Stock Market Index. Shares and float factors of the Index are updated on a quarterly basis. As of September 30, 2012, the Index was comprised of 502 stocks.

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

MID CAP RISK:  Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

EQUITY INVESTING RISK:  An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

14	Precise in a world that isn’t.SM

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at
http://www.spdrs.com.

ANNUAL TOTAL RETURN (years ended 12/31)*

Highest Quarterly Return: 22.89% (Q3 2009)

Lowest Quarterly Return: -25.80% (Q4 2008)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was 12.84%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	ONE YEAR	FIVE YEARS	SINCE INCEPTION (11/8/05)
RETURN BEFORE TAXES	-0.83%	2.95%	5.22%
RETURN AFTER TAXES ON DISTRIBUTIONS	-1.10%	2.41%	4.69%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	-0.35%	2.31%	4.32%
DOW JONES U.S. MID-CAP TOTAL STOCK MARKET INDEX (reflects no deduction for fees, expenses or taxes)	-0.67%	3.05%	5.35%

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily and John Tucker.

MIKE FEEHILY, CFA, is a Managing Director of the Adviser. He joined the Adviser in 1997, moved to State Street Global Markets LLC in 2006 and rejoined the Adviser in 2010.

JOHN TUCKER, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases, Sales and Taxes” on page 141 of the Prospectus.

Precise in a world that isn’t.SM	15

SPDR® S&P 400 Mid Cap Growth ETF

INVESTMENT OBJECTIVE

The SPDR S&P 400 Mid Cap Growth ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of medium capitalization exchange traded U.S. equity securities exhibiting “growth” characteristics.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.25%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.25%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$26	$80	$141	$318

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the S&P MidCap 400 Growth Index (the “Index”), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund).

16	Precise in a world that isn’t.SM

The Index measures the performance of the mid-capitalization growth sector in the U.S. equity market. The Index consists of those stocks in the S&P MidCap 400 Index exhibiting the strongest growth characteristics based on: (i) sales growth; (ii) earnings change to price; and (iii) momentum. The selection universe for the S&P MidCap 400 Index includes all U.S. common equities listed on the NYSE, NASDAQ Global Select Market, NASDAQ Select Market and NASDAQ Capital Market with market capitalizations generally between $1 billion and $4.4 billion at the time of inclusion. Capitalization ranges may be revised by the Index Provider (as defined below) at any time. To be included in the Index, a security should (i) have an annual dollar value traded to float adjusted market capitalization ratio of 1 or greater; (ii) trade a minimum of 250,000 shares in each of the six months leading up to the evaluation date; (iii) have a public float of at least 50%; and (iv) have four consecutive quarters of positive as-reported earnings. The Index is market capitalization weighted and rebalanced annually on the third Friday of December. As of September 30, 2012, the Index was comprised of 236 stocks.

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

MID CAP RISK:  Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

GROWTH RISK:  The Fund emphasizes a “growth” style of investing. The market values of growth stocks may be more volatile than other types of investments. The prices of growth stocks tend to reflect future expectations, and when those expectations change or are not met, share prices generally fall. The returns on “growth” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market.

EQUITY INVESTING RISK:  An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

Precise in a world that isn’t.SM	17

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at
http://www.spdrs.com.

ANNUAL TOTAL RETURN (years ended 12/31)*

Highest Quarterly Return: 22.24% (Q3 2009)

Lowest Quarterly Return: -27.02% (Q4 2008)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was 13.98%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares. Prior to December 17, 2010, the Fund’s investment strategy sought to track the total return performance of an index different from the S&P MidCap 400 Growth Index. Performance of the Fund prior to December 17, 2010 is therefore based on the Fund’s prior investment strategy to track a different benchmark index.

	ONE YEAR	FIVE YEARS	SINCE INCEPTION (11/8/05)
RETURN BEFORE TAXES	-1.07%	4.80%	6.45%
RETURN AFTER TAXES ON DISTRIBUTIONS	-1.21%	4.58%	6.19%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	-0.61%	4.04%	5.51%
S&P MIDCAP 400 GROWTH INDEX (reflects no deduction for fees, expenses or taxes)	-0.94%	5.26%	5.83%

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily and John Tucker.

MIKE FEEHILY, CFA, is a Managing Director of the Adviser. He joined the Adviser in 1997, moved to State Street Global Markets LLC in 2006 and rejoined the Adviser in 2010.

JOHN TUCKER, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases, Sales and Taxes” on page 141 of the Prospectus.

18	Precise in a world that isn’t.SM

SPDR® S&P 400 Mid Cap Value ETF

INVESTMENT OBJECTIVE

The SPDR S&P 400 Mid Cap Value ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of medium capitalization exchange traded U.S. equity securities exhibiting “value” characteristics.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.25%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.25%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$26	$80	$141	$318

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the S&P MidCap 400 Value Index (the “Index”), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund).

Precise in a world that isn’t.SM	19

The Index measures the performance of the mid-capitalization value sector in the U.S. equity market. The Index consists of those stocks in the S&P MidCap 400 Index exhibiting the strongest value characteristics based on: (i) book value to price ratio; (ii) earnings to price ratio; and (iii) sales to price ratio. The selection universe for the S&P MidCap 400 Index includes all U.S. common equities listed on the NYSE, NASDAQ Global Select Market, NASDAQ Select Market and NASDAQ Capital Market with market capitalizations generally between $1 billion and $4.4 billion at the time of inclusion. Capitalization ranges may be revised by the Index Provider (as defined below) at any time. To be included in the Index, a security should (i) have an annual dollar value traded to float adjusted market capitalization ratio of 1 or greater; (ii) trade a minimum of 250,000 shares in each of the six months leading up to the evaluation date; (iii) have a public float of at least 50%; and (iv) have four consecutive quarters of positive as-reported earnings. The Index is market capitalization weighted and rebalanced annually on the third Friday of December. As of September 30, 2012, the Index was comprised of 300 stocks.

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

MID CAP RISK:  Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

VALUE RISK:  The Fund employs a “value” style of investing that emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market.

EQUITY INVESTING RISK:  An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

20	Precise in a world that isn’t.SM

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at
http://www.spdrs.com.

ANNUAL TOTAL RETURN (years ended 12/31)*

Highest Quarterly Return: 23.46% (Q3 2009)

Lowest Quarterly Return: -24.41% (Q4 2008)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was 13.28%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares. Prior to December 17, 2010, the Fund’s investment strategy sought to track the total return performance of an index different from the S&P MidCap 400 Value Index. Performance of the Fund prior to December 17, 2010 is therefore based on the Fund’s prior investment strategy to track a different benchmark index.

	ONE YEAR	FIVE YEARS	SINCE INCEPTION (11/8/05)
RETURN BEFORE TAXES	-2.60%	0.09%	3.15%
RETURN AFTER TAXES ON DISTRIBUTIONS	-2.98%	-0.46%	2.57%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	-1.48%	-0.15%	2.49%
S&P MIDCAP 400 VALUE INDEX (reflects no deduction for fees, expenses or taxes)	-2.43%	1.38%	3.90%

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily and John Tucker.

MIKE FEEHILY, CFA, is a Managing Director of the Adviser. He joined the Adviser in 1997, moved to State Street Global Markets LLC in 2006 and rejoined the Adviser in 2010.

JOHN TUCKER, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases, Sales and Taxes” on page 141 of the Prospectus.

Precise in a world that isn’t.SM	21

SPDR® S&P 600 Small Cap ETF

INVESTMENT OBJECTIVE

The SPDR S&P 600 Small Cap ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of small capitalization exchange traded U.S. equity securities.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.20%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.20%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$20	$64	$113	$255

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the S&P SmallCap 600 Index (the “Index”), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund).

22	Precise in a world that isn’t.SM

The Index measures the performance of the small-capitalization sector in the U.S. equity market. The selection universe for the Index includes all U.S. common equities listed on the NYSE, NASDAQ Global Select Market, NASDAQ Select Market and NASDAQ Capital Market with market capitalizations generally between $300 million and $1.4 billion at the time of inclusion. Capitalization ranges may be revised by the Index Provider (as defined below) at any time. To be included in the Index, a security should (i) have an annual dollar value traded to float adjusted market capitalization ratio of 1 or greater; (ii) trade a minimum of 250,000 shares in each of the six months leading up to the evaluation date; (iii) have a public float of at least 50%; and (iv) have four consecutive quarters of positive as-reported earnings. The Index is float-adjusted, market capitalization weighted and changes to the Index are made on an as-needed basis. As of September 30, 2012, the Index was comprised of 603 stocks.

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

SMALL CAP RISK:  Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small companies could trail the returns on investments in stocks of larger companies.

EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

Precise in a world that isn’t.SM	23

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at
http://www.spdrs.com.

ANNUAL TOTAL RETURN (years ended 12/31)*

Highest Quarterly Return: 26.04% (Q2 2009)

Lowest Quarterly Return: -26.84% (Q4 2008)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was 13.68%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares. Prior to December 17, 2010, the Fund’s investment strategy sought to track the total return performance of an index different from the S&P SmallCap 600 Index. Performance of the Fund prior to December 17, 2010 is therefore based on the Fund’s prior investment strategy to track a different benchmark index.

	ONE YEAR	FIVE YEARS	SINCE INCEPTION (11/8/05)
RETURN BEFORE TAXES	0.92%	2.91%	5.55%
RETURN AFTER TAXES ON DISTRIBUTIONS	0.69%	2.57%	5.17%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	0.72%	2.34%	4.65%
S&P SMALLCAP 600 INDEX (reflects no deduction for fees, expenses or taxes)	1.02%	1.94%	4.17%

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily and John Tucker.

MIKE FEEHILY, CFA, is a Managing Director of the Adviser. He joined the Adviser in 1997, moved to State Street Global Markets LLC in 2006 and rejoined the Adviser in 2010.

JOHN TUCKER, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases, Sales and Taxes” on page 141 of the Prospectus.

24	Precise in a world that isn’t.SM

SPDR® S&P 600 Small Cap Growth ETF

INVESTMENT OBJECTIVE

The SPDR S&P 600 Small Cap Growth ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of small capitalization exchange traded U.S. equity securities exhibiting “growth” characteristics.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.25%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.25%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$26	$80	$141	$318

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the S&P SmallCap 600 Growth Index (the “Index”), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund).

Precise in a world that isn’t.SM	25

The Index measures the performance of the small-capitalization growth sector in the U.S. equity market. The Index consists of those stocks in the S&P SmallCap 600 Index exhibiting the strongest growth characteristics based on: (i) sales growth; (ii) earnings change to price; and (iii) momentum. The selection universe for the S&P SmallCap 600 Index includes all U.S. common equities listed on the NYSE, NASDAQ Global Select Market, NASDAQ Select Market and NASDAQ Capital Market with market capitalizations generally between $300 million and $1.4 billion at the time of inclusion. Capitalization ranges may be revised by the Index Provider (as defined below) at any time. To be included in the Index, a security should (i) have an annual dollar value traded to float adjusted market capitalization ratio of 1 or greater; (ii) trade a minimum of 250,000 shares in each of the six months leading up to the evaluation date; (iii) have a public float of at least 50%; and (iv) have four consecutive quarters of positive as-reported earnings. The Index is market capitalization weighted and rebalanced annually on the third Friday of December. As of September 30, 2012, the Index was comprised of 331 stocks.

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

SMALL CAP RISK:  Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small companies could trail the returns on investments in stocks of larger companies.

GROWTH RISK:  The Fund emphasizes a “growth” style of investing. The market values of growth stocks may be more volatile than other types of investments. The prices of growth stocks tend to reflect future expectations, and when those expectations change or are not met, share prices generally fall. The returns on “growth” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market.

EQUITY INVESTING RISK:  An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

26	Precise in a world that isn’t.SM

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.

ANNUAL TOTAL RETURN (years ended 12/31)*

Highest Quarterly Return: 28.61% (Q2 2009)

Lowest Quarterly Return: -28.41% (Q4 2008)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was 12.98%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares. Prior to December 17, 2010, the Fund’s investment strategy sought to track the total return performance of an index different from the S&P SmallCap 600 Growth Index. Performance of the Fund prior to December 17, 2010 is therefore based on the Fund’s prior investment strategy to track a different benchmark index.

	ONE YEAR	FIVE YEARS	TEN YEARS
RETURN BEFORE TAXES	3.49%	4.73%	4.92%
RETURN AFTER TAXES ON DISTRIBUTIONS	3.33%	4.56%	4.82%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	2.36%	4.01%	4.27%
S&P SMALLCAP 600 GROWTH INDEX (reflects no deduction for fees, expenses or taxes)	3.62%	3.81%	7.42%

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily and John Tucker.

MIKE FEEHILY, CFA, is a Managing Director of the Adviser. He joined the Adviser in 1997, moved to State Street Global Markets LLC in 2006 and rejoined the Adviser in 2010.

JOHN TUCKER, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases, Sales and Taxes” on page 141 of the Prospectus.

Precise in a world that isn’t.SM	27

SPDR® S&P 600 Small Cap Value ETF

INVESTMENT OBJECTIVE

The SPDR S&P 600 Small Cap Value ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of small capitalization exchange traded U.S. equity securities exhibiting “value” characteristics.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.25%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.25%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$26	$80	$141	$318

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the S&P SmallCap 600 Value Index (the “Index”), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund).

28	Precise in a world that isn’t.SM

The Index measures the performance of the small-capitalization value sector in the U.S. equity market. The Index consists of those stocks in the S&P SmallCap 600 Index exhibiting the strongest value characteristics based on: (i) book value to price ratio; (ii) earnings to price ratio; and (iii) sales to price ratio. The selection universe for the S&P SmallCap 600 Index includes all U.S. common equities listed on the NYSE, NASDAQ Global Select Market, NASDAQ Select Market and NASDAQ Capital Market with market capitalizations generally between $300 million and $1.4 billion at the time of inclusion. Capitalization ranges may be revised by the Index Provider (as defined below) at any time. To be included in the Index, a security should (i) have an annual dollar value traded to float adjusted market capitalization ratio of 1 or greater; (ii) trade a minimum of 250,000 shares in each of the six months leading up to the evaluation date; (iii) have a public float of at least 50%; and (iv) have four consecutive quarters of positive as-reported earnings. The Index is market capitalization weighted and rebalanced annually on the third Friday of December. As of September 30, 2012, the Index was comprised of 455 stocks.

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

SMALL CAP RISK:  Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small companies could trail the returns on investments in stocks of larger companies.

VALUE RISK:  The Fund employs a “value” style of investing that emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market.

EQUITY INVESTING RISK:  An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

Precise in a world that isn’t.SM	29

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at
http://www.spdrs.com.

ANNUAL TOTAL RETURN (years ended 12/31)*

Highest Quarterly Return: 25.67% (Q3 2009)

Lowest Quarterly Return: -25.28% (Q4 2008)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was 14.43%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares. Prior to December 17, 2010, the Fund’s investment strategy sought to track the total return performance of an index different from the S&P SmallCap 600 Value Index. Performance of the Fund prior to December 17, 2010 is therefore based on the Fund’s prior investment strategy to track a different benchmark index.

	ONE YEAR	FIVE YEARS	TEN YEARS
RETURN BEFORE TAXES	-1.53%	1.22%	8.24%
RETURN AFTER TAXES ON DISTRIBUTIONS	-1.80%	0.69%	7.36%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	-0.85%	0.81%	7.06%
S&P SMALLCAP 600 VALUE INDEX (reflects no deduction for fees, expenses or taxes)	-1.38%	0.12%	6.69%

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily and John Tucker.

MIKE FEEHILY, CFA, is a Managing Director of the Adviser. He joined the Adviser in 1997, moved to State Street Global Markets LLC in 2006 and rejoined the Adviser in 2010.

JOHN TUCKER, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases, Sales and Taxes” on page 141 of the Prospectus.

30	Precise in a world that isn’t.SM

SPDR® Global Dow ETF

INVESTMENT OBJECTIVE

The SPDR Global Dow ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of multinational blue-chip issuers.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.50%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.50%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$51	$160	$280	$628

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of The Global Dow (the “Index”), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund).

Precise in a world that isn’t.SM	31

The Index is made up of 150 constituents from around the world selected by an Averages Committee comprised of the managing editor of the Wall Street Journal, the head of Dow Jones Indexes research and the head of CME Group research. The 150 companies are selected not just based on size and reputation, but also on their promise of future growth. The Index has been designed to cover both developed and emerging countries. The Index is equal weighted and will be reset to equal weights annually each September. As of September 30, 2012, the Index was comprised of 150 stocks.

The Index is sponsored by S&P Dow Jones Indices LLC (“Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

FOREIGN SECURITIES RISK:  Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. These risks may be heightened in connection with investments in developing or emerging countries.

EMERGING MARKETS RISK:  Investment in emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the Fund. For these and other reasons, investments in emerging markets are often considered speculative.

EQUITY INVESTING RISK:  An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

32	Precise in a world that isn’t.SM

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at
http://www.spdrs.com.

ANNUAL TOTAL RETURN (years ended 12/31)*

Highest Quarterly Return: 15.94% (Q2 2009)

Lowest Quarterly Return: -19.80% (Q4 2008)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was 8.86%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares. Effective May 2, 2011, the Fund changed its benchmark index to The Global Dow from the Dow Jones Global Titans 50 Index U.S. Close. The Fund’s performance prior to May 1, 2011 is therefore based on the Fund’s prior investment strategy to track a different benchmark index.

	ONE YEAR	FIVE YEARS	TEN YEARS
RETURN BEFORE TAXES	-11.58%	-5.49%	-0.46%
RETURN AFTER TAXES ON DISTRIBUTIONS	-11.95%	-5.87%	-0.84%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	-7.11%	-4.56%	-0.41%
THE GLOBAL DOW (1) (reflects no deduction for fees, expenses or taxes)	-11.70%	N/A	N/A
DOW JONES GLOBAL TITANS 50 INDEX U.S. CLOSE (reflects no deduction for fees, expenses or taxes)	0.70%	-3.04%	1.10%

(1)	The Global Dow inception date is November 9, 2008.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily and John Tucker.

MIKE FEEHILY, CFA, is a Managing Director of the Adviser. He joined the Adviser in 1997, moved to State Street Global Markets LLC in 2006 and rejoined the Adviser in 2010.

JOHN TUCKER, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases, Sales and Taxes” on page 141 of the Prospectus.

Precise in a world that isn’t.SM	33

SPDR® Dow Jones REIT ETF

INVESTMENT OBJECTIVE

The SPDR Dow Jones REIT ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of publicly traded real estate investment trusts.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.25%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.25%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$26	$80	$141	$318

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the Dow Jones U.S. Select REIT Index (the “Index”), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund).

34	Precise in a world that isn’t.SM

The Index is designed to provide a measure of real estate securities that serve as proxies for direct real estate investing, in part by excluding securities whose value is not always closely tied to the value of the underlying real estate. The reason for the exclusions is that factors other than real estate supply and demand, such as interest rates, influence the market value of these companies. The Index is a market capitalization weighted index of publicly traded real estate investment trusts (“REITs”) and is comprised of companies whose charters are the equity ownership and operation of commercial real estate and which operate under the REIT Act of 1960. To be included in the Index, a company must be both an equity owner and operator of commercial and/or residential real estate. Businesses excluded from the Index include: mortgage REITs, net-lease REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers and real estate agents, home builders, large landowners and subdividers of unimproved land, hybrid REITs, and timber REITs, as well as companies that have more than 25% of their assets in direct mortgage investments. A company must have a minimum total market capitalization of at least $200 million at the time of its inclusion, and at least 75% of the company’s total revenue must be derived from the ownership and operation of real estate assets. The liquidity of the company’s stock must be commensurate with that of other institutionally held real estate securities. The Index is generally rebalanced quarterly, and returns are calculated on a buy and hold basis except as necessary to reflect the occasional occurrence of Index changes in the middle of the month. Each REIT in the Index is weighted by its float-adjusted market capitalization. That is, each security is weighted to reflect the attainable market performance of the security which reflects that portion of securities shares that are accessible to investors. The Index is priced daily and is a total return (price and income) benchmark. As of September 30, 2012, the Index was comprised of 85 REITs.

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”) which is not affiliated with the Fund, the Adviser or the Sub-Adviser (as defined below). The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Sub-Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Sub-Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

REAL ESTATE SECTOR RISK:  The Fund will concentrate its investments in the real estate sector. Adverse economic, business or political developments affecting real estate could have a major effect on the value of the Fund’s investments. Investing in real estate securities (which include REITs) may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Changes in interest rates may also affect the value of the Fund’s investment in real estate securities. Certain real estate securities have a relatively small market capitalization, which may tend to increase the volatility of the market price of these securities. Real estate securities are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers. In addition, a REIT could fail to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended and could fail to maintain exemption from the registration requirements of the Investment Company Act of 1940, as amended.

Precise in a world that isn’t.SM	35

EQUITY INVESTING RISK:  An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.

ANNUAL TOTAL RETURN (years ended 12/31)*

Highest Quarterly Return: 35.38% (Q3 2009)

Lowest Quarterly Return: -39.70% (Q4 2008)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was 14.26%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	ONE YEAR	FIVE YEARS	TEN YEARS
RETURN BEFORE TAXES	9.16%	-2.06%	9.92%
RETURN AFTER TAXES ON DISTRIBUTIONS	7.94%	-3.30%	8.34%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	5.93%	-2.43%	8.05%
DOW JONES U.S. SELECT REIT INDEX (reflects no deduction for fees, expenses or taxes)	9.37%	-2.04%	10.12%

36	Precise in a world that isn’t.SM

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund. The Tuckerman Group LLC (“Tuckerman” or “Sub-Adviser”), an affiliate of the Adviser, serves as sub-adviser to the Fund, subject to supervision of the Adviser and the Board of Trustees. It is anticipated that after December 31, 2012, Tuckerman will no longer serve as sub-adviser to the Fund and SSgA FM will directly manage the assets of the Fund. To the extent that a reference in this Prospectus refers to the “Adviser,” such reference should also be read to refer to Tuckerman with respect to the Fund through December 31, 2012 where the context requires.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund through December 31, 2012 are Amos Rogers III and Sophia Banar.

AMOS ROGERS is Managing Director of Tuckerman. He joined the Sub-Adviser in 2003.

SOPHIA BANAR is a Securities Analyst and a Portfolio Manager for Tuckerman. She joined the Sub-Adviser in 2006.

The professionals primarily responsible for the day-to-day management of the Fund commencing January 1, 2013 will be Mike Feehily and John Tucker.

MIKE FEEHILY, CFA, is a Managing Director of the Adviser. He joined the Adviser in 1997, moved to State Street Global Markets LLC in 2006 and rejoined the Adviser in 2010.

JOHN TUCKER, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases, Sales and Taxes” on page 141 of the Prospectus.

Precise in a world that isn’t.SM	37

SPDR® S&P Bank ETF

INVESTMENT OBJECTIVE

The SPDR S&P Bank ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of publicly traded national money centers and leading regional banks.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.35%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.35%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$36	$113	$197	$443

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the S&P Banks Select Industry Index (the “Index”), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund).

38	Precise in a world that isn’t.SM

The Index represents the banks industry group of the S&P Total Market Index (“S&P TMI”). The Index is one of twenty-five (25) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standards (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry or group of sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization above $2 billion with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) above 100%; and (ii) are U.S. based companies. The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. If there are fewer than 35 stocks, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $1 biillion or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is a modified equal weighted index. As of September 30, 2012, the Index was comprised of 41 stocks.

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

BANKING SECTOR RISK:  The Fund’s assets will generally be concentrated in the banking sector, which means the Fund will be more affected by the performance of the banking sector versus a fund that was more diversified. The performance of bank stocks may be affected by extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact the sector. Banks may also be subject to severe price competition. The regional banking industry is highly competitive and failure to maintain or increase market share may result in lost market share.

Precise in a world that isn’t.SM	39

FINANCIAL SECTOR RISK:  Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, the recent deterioration of the credit markets generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments affecting real estate could have a major effect on the value of real estate securities (which include REITS). Declining real estate values could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

EQUITY INVESTING RISK:  An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.

ANNUAL TOTAL RETURN (years ended 12/31)*

Highest Quarterly Return: 30.43% (Q2 2009)

Lowest Quarterly Return: -35.84% (Q1 2009)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was 20.09%.

40	Precise in a world that isn’t.SM

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares. Effective October 24, 2011, the Fund changed its benchmark index to the S&P Banks Select Industry Index from the KBW Bank Index. The Fund’s performance prior to October 24, 2011 is therefore based on the Fund’s prior investment strategy to track a different benchmark index.

	ONE YEAR	FIVE YEARS	SINCE INCEPTION (11/8/05)
RETURN BEFORE TAXES	-22.16%	-17.25%	-11.58%
RETURN AFTER TAXES ON DISTRIBUTIONS	-22.39%	-17.73%	-12.10%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	-14.13%	-13.65%	-9.23%
S&P BANKS SELECT INDUSTRY INDEX (1) (reflects no deduction for fees, expenses or taxes)	N/A	N/A	N/A
KBW BANK INDEX (reflects no deduction for fees, expenses or taxes)	-23.17%	-17.51%	-11.74%

(1)	The S&P Banks Select Industry Index inception date is September 12, 2011.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily and John Tucker.

MIKE FEEHILY, CFA, is a Managing Director of the Adviser. He joined the Adviser in 1997, moved to State Street Global Markets LLC in 2006 and rejoined the Adviser in 2010.

JOHN TUCKER, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases, Sales and Taxes” on page 141 of the Prospectus.

Precise in a world that isn’t.SM	41

SPDR® S&P Capital Markets ETF

INVESTMENT OBJECTIVE

The SPDR S&P Capital Markets ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of publicly traded companies that do business as broker-dealers, asset managers, trust and custody banks or exchanges.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.35%
DISTRIBUTION AND SERVICE (12b-1) FEES (1)	None
OTHER EXPENSES (2)	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES (2)	0.35%

(1)	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

(2)	Amounts do not reflect certain other expenses of 0.01% incurred during the prior fiscal year which are not expected to be incurred during the current fiscal year.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$36	$113	$197	$443

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the S&P Capital Markets Select Industry Index (the “Index”), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material

42	Precise in a world that isn’t.SM

change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund).

The Index represents the capital markets industry group of the S&P Total Market Index (“S&P TMI”). The Index is one of twenty-five (25) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standards (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry or group of sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization above $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) above 90% or have a float-adjusted market capitalization above $400 million with a float-adjusted liquidity ratio (as defined above) above 150%; and (ii) are U.S. based companies. The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. If there are fewer than 35 stocks, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is a modified equal weighted index. As of September 30, 2012, the Index was comprised of 45 stocks.

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

CAPITAL MARKETS SECTOR RISK:  The Fund’s assets will generally be concentrated in the capital markets sector, which means the Fund will be more affected by the performance of the capital markets sector versus a fund that was more diversified. Companies within the Index can be significantly affected by stock and bank trading activity, changes in governmental regulation, continuing increases in price competition, decreases in fees or fee-related business, including investment banking, brokerage, asset management and other servicing fees, fluctuation in interest rates and other factors which could adversely affect financial markets.

Precise in a world that isn’t.SM	43

FINANCIAL SECTOR RISK:  Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, the recent deterioration of the credit markets generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments affecting real estate could have a major effect on the value of real estate securities (which include REITS). Declining real estate values could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

EQUITY INVESTING RISK:  An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at
http://www.spdrs.com.

ANNUAL TOTAL RETURN (years ended 12/31)*

Highest Quarterly Return: 29.06% (Q2 2009)

Lowest Quarterly Return: -33.43% (Q4 2008)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was 18.00%.

44	Precise in a world that isn’t.SM

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares. Effective October 24, 2011, the Fund changed its benchmark index to the S&P Capital Markets Select Industry Index from the KBW Capital Markets Index. The Fund’s performance prior to October 24, 2011 is therefore based on the Fund’s prior investment strategy to track a different benchmark index.

	ONE YEAR	FIVE YEARS	SINCE INCEPTION (11/8/05)
RETURN BEFORE TAXES	-25.39%	-14.83%	-8.16%
RETURN AFTER TAXES ON DISTRIBUTIONS	-25.80%	-15.06%	-8.47%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	-16.27%	-11.90%	-6.61%
S&P CAPITAL MARKETS SELECT INDUSTRY INDEX (1) (reflects no deduction for fees, expenses or taxes)	N/A	N/A	N/A
KBW CAPITAL MARKETS INDEX (reflects no deduction for fees, expenses or taxes)	-25.41%	-14.65%	-7.94%

(1)	The S&P Capital Markets Select Industry Index inception date is September 12, 2011.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily and John Tucker.

MIKE FEEHILY, CFA, is a Managing Director of the Adviser. He joined the Adviser in 1997, moved to State Street Global Markets LLC in 2006 and rejoined the Adviser in 2010.

JOHN TUCKER, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases, Sales and Taxes” on page 141 of the Prospectus.

Precise in a world that isn’t.SM	45

SPDR® S&P Insurance ETF

INVESTMENT OBJECTIVE

The SPDR S&P Insurance ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of publicly traded companies in the insurance industry.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.35%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.35%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$36	$113	$197	$443

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the S&P Insurance Select Industry Index (the “Index”), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund).

46	Precise in a world that isn’t.SM

The Index represents the insurance industry group of the S&P Total Market Index (“S&P TMI”). The Index is one of twenty-five (25) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standards (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry or group of sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization above $2 billion with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) above 90%; and (ii) are U.S. based companies. The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. If there are fewer than 35 stocks, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $1 billion or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is a modified equal weighted index. As of September 30, 2012, the Index was comprised of 44 stocks.

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

INSURANCE SECTOR RISK:  The Fund’s assets will generally be concentrated in the insurance sector, which means the Fund will be more affected by the performance of the insurance sector versus a fund that was more diversified. Insurance companies’ profits are affected by many factors, including interest rate movements, the imposition of premium rate caps, competition and pressure to compete globally. Certain types of insurance companies may also be affected by weather catastrophes and other disasters and mortality rates. In addition, although the industry is currently subject to extensive regulation, companies in this industry may be adversely affected by increased governmental regulations or tax law changes in the future.

FINANCIAL SECTOR RISK:  Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly

Precise in a world that isn’t.SM	47

when interest rates change or due to increased competition. In addition, the recent deterioration of the credit markets generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments affecting real estate could have a major effect on the value of real estate securities (which include REITS). Declining real estate values could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

EQUITY INVESTING RISK:  An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.

ANNUAL TOTAL RETURN (years ended 12/31)*

Highest Quarterly Return: 36.67% (Q3 2009)

Lowest Quarterly Return: -28.64% (Q4 2008)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was 14.98%.

48	Precise in a world that isn’t.SM

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares. Effective October 24, 2011, the Fund changed its benchmark index to the S&P Insurance Select Industry Index from the KBW Insurance Index. The Fund’s performance prior to October 24, 2011 is therefore based on the Fund’s prior investment strategy to track a different benchmark index.

	ONE YEAR	FIVE YEARS	SINCE INCEPTION (11/8/05)
RETURN BEFORE TAXES	-12.17%	-6.54%	-3.70%
RETURN AFTER TAXES ON DISTRIBUTIONS	-12.43%	-6.85%	-4.00%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	-7.66%	-5.49%	-3.13%
S&P INSURANCE SELECT INDUSTRY INDEX (1) (reflects no deduction for fees, expenses or taxes)	N/A	N/A	N/A
KBW INSURANCE INDEX (reflects no deduction for fees, expenses or taxes)	-12.31%	-6.33%	-3.46%

(1)	The S&P Insurance Select Industry Index inception date is September 12, 2011.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily and John Tucker.

MIKE FEEHILY, CFA, is a Managing Director of the Adviser. He joined the Adviser in 1997, moved to State Street Global Markets LLC in 2006 and rejoined the Adviser in 2010.

JOHN TUCKER, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases, Sales and Taxes” on page 141 of the Prospectus.

Precise in a world that isn’t.SM	49

SPDR® S&P Mortgage Finance ETF

INVESTMENT OBJECTIVE

The SPDR S&P Mortgage Finance ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the mortgage banking, processing and marketing segment of the U.S. financial services industry.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.35%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.35%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$36	$113	$197	$443

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 91% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the S&P Mortgage Finance Select Industry Index (the “Index”), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund).

50	Precise in a world that isn’t.SM

The Index represents the mortgage finance industry group of the S&P Total Market Index (“S&P TMI”). The Index is one of twenty-five (25) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standards (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry or group of sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization above $1 billion with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) above 90% or have a float-adjusted market capitalization above $600 million with a float-adjusted liquidity ratio (as defined above) above 150%; and (ii) are U.S. based companies. The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. If there are fewer than 35 stocks, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $500 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is a modified equal weighted index. As of September 30, 2012, the Index was comprised of 45 stocks.

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

MORTGAGE SECTOR RISK:  The Fund’s assets will generally be concentrated in the mortgage industry, which means the Fund will be more affected by the performance of the mortgage industry versus a fund that was more diversified. The mortgage industry can be significantly affected by regulatory changes, interest rate movements, home mortgage demand, refinancing activity, and residential delinquency trends. The residential real estate finance industry has changed rapidly over the last decade. Regulatory changes at banks and other federally insured institutions, in response to a high failure rate, have led to high capital ratios and more prudent underwriting. This reduced capacity has created growth opportunities for uninsured companies and secondary market products to fill unmet demand for home loans. Significant changes are occurring in the origination, packaging, marketing and selling, holding, and insuring of mortgage products.

Precise in a world that isn’t.SM	51

FINANCIAL SECTOR RISK:  Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, the recent deterioration of the credit markets generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments affecting real estate could have a major effect on the value of real estate securities (which include REITS). Declining real estate values could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at
http://www.spdrs.com.

ANNUAL TOTAL RETURN (year ended 12/31)*

Highest Quarterly Return: 19.45% (Q4 2011)

Lowest Quarterly Return: -26.77% (Q3 2011)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was 26.75%.

52	Precise in a world that isn’t.SM

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares. Effective October 24, 2011, the Fund has changed its benchmark index to the S&P Mortgage Finance Select Industry Index from the KBW Mortgage Finance Index. The Fund’s performance prior to October 24, 2011 is therefore based on the Fund’s prior investment strategy to track a different benchmark index.

	ONE YEAR	SINCE INCEPTION (4/29/09)
RETURN BEFORE TAXES	-19.70%	-5.43%
RETURN AFTER TAXES ON DISTRIBUTIONS	-20.08%	-5.85%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	-12.54%	-4.59%
S&P MORTGAGE FINANCE SELECT INDUSTRY INDEX (1) (reflects no deduction for fees, expenses or taxes)	N/A	N/A
KBW MORTGAGE FINANCE INDEX (reflects no deduction for fees, expenses or taxes)	-21.09%	-5.92%

(1)	The S&P Mortgage Finance Select Industry Index inception date is September 12, 2011.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily and John Tucker.

MIKE FEEHILY, CFA, is a Managing Director of the Adviser. He joined the Adviser in 1997, moved to State Street Global Markets LLC in 2006 and rejoined the Adviser in 2010.

JOHN TUCKER, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases, Sales and Taxes” on page 141 of the Prospectus.

Precise in a world that isn’t.SM	53

SPDR® S&P Regional Banking ETF

INVESTMENT OBJECTIVE

The SPDR S&P Regional Banking ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the regional banking segment of the U.S. banking industry.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.35%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.35%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$36	$113	$197	$443

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the S&P Regional Banks Select Industry Index (the “Index”), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund).

54	Precise in a world that isn’t.SM

The Index represents the regional banks industry group of the S&P Total Market Index (“S&P TMI”). The Index is one of twenty-five (25) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standards (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry or group of sub-industries that satisfy the following criteria: (i) float-adjusted market capitalization above $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) above 90% or have a float-adjusted market capitalization above $400 million with a float-adjusted liquidity ratio (as defined above) above 150%; and (ii) are U.S. based companies. The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. If there are fewer than 35 stocks, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is a modified equal weighted index. As of September 30, 2012, the Index was comprised of 76 stocks.

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

BANKING SECTOR RISK:  The Fund’s assets will generally be concentrated in the banking sector, which means the Fund will be more affected by the performance of the banking sector versus a fund that was more diversified. The performance of bank stocks may be affected by extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact the sector. Banks may also be subject to severe price competition. The regional banking industry is highly competitive and failure to maintain or increase market share may result in lost market share.

Precise in a world that isn’t.SM	55

FINANCIAL SECTOR RISK:  Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, the recent deterioration of the credit markets generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments affecting real estate could have a major effect on the value of real estate securities (which include REITS). Declining real estate values could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

EQUITY INVESTING RISK:  An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at
http://www.spdrs.com.

ANNUAL TOTAL RETURN (years ended 12/31)*

Highest Quarterly Return: 34.92% (Q3 2008)

Lowest Quarterly Return: -33.24% (Q1 2009)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was 18.72%.

56	Precise in a world that isn’t.SM

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares. Effective October 24, 2011, the Fund changed its benchmark index to the S&P Regional Banks Select Industry Index from the KBW Regional Banking Index. The Fund’s performance prior to October 24, 2011 is therefore based on the Fund’s prior investment strategy to track a different benchmark index.

	ONE YEAR	FIVE YEARS	SINCE INCEPTION (6/19/06)
RETURN BEFORE TAXES	-5.64%	-10.86%	-8.92%
RETURN AFTER TAXES ON DISTRIBUTIONS	-6.00%	-11.52%	-9.57%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	-3.43%	-9.08%	-7.50%
S&P REGIONAL BANKS SELECT INDUSTRY INDEX (1) (reflects no deduction for fees, expenses or taxes)	N/A	N/A	N/A
KBW REGIONAL BANKING INDEX (reflects no deduction for fees, expenses or taxes)	-5.14%	-10.78%	-8.69%

(1)	The S&P Regional Bank Select Industry Index inception date is September 12, 2011.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily and John Tucker.

MIKE FEEHILY, CFA, is a Managing Director of the Adviser. He joined the Adviser in 1997, moved to State Street Global Markets LLC in 2006 and rejoined the Adviser in 2010.

JOHN TUCKER, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases, Sales and Taxes” on page 141 of the Prospectus.

Precise in a world that isn’t.SM	57

SPDR® Morgan Stanley Technology ETF

INVESTMENT OBJECTIVE

The SPDR Morgan Stanley Technology ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of publicly traded electronics-based technology companies.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.50%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.50%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$51	$160	$280	$628

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the Morgan Stanley Technology Index (the “Index”), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund).

58	Precise in a world that isn’t.SM

The Index is composed purely of electronics-based technology companies. The Index was the first listed broad-market technology barometer dedicated exclusively to the electronics-based technology industry. The Index comprises companies drawn from the following technology sub-sectors: computer services; design software; server software, PC software and new media; networking and telecom equipment; server hardware, PC hardware and peripherals; specialized systems; and semiconductors. The New York Stock Exchange (“NYSE”) calculates the Index. Morgan Stanley & Co. Incorporated acts as consultant to the NYSE in connection with NYSE’s maintenance of the Index. The Index is equal-dollar-weighted to ensure that each of its component securities is represented in approximate equal dollar value. To ensure that each component stock continues to represent approximate equal market value in the Index, adjustments, if necessary, are made annually after the close of trading on the third Friday of December. As of September 30, 2012, the Index was comprised of 35 stocks.

The Index is sponsored by Morgan Stanley & Co. Incorporated (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

TECHNOLOGY SECTOR RISK:  The Fund’s assets will generally be concentrated in the technology industry, which means the Fund will be more affected by the performance of the technology industry versus a fund that was more diversified. The Fund is subject to the risk that market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

ELECTRONICS INDUSTRY RISK:  The electronics industry can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of industry participants depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer’s products or in the market for products based on a particular technology could have a material adverse effect on a participant’s operating results. Companies in the electronics industry may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by such companies to protect their proprietary rights

Precise in a world that isn’t.SM	59

will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology.

EQUITY INVESTING RISK:  An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at
http://www.spdrs.com.

ANNUAL TOTAL RETURN (years ended 12/31)*

Highest Quarterly Return: 27.51% (Q2 2003)

Lowest Quarterly Return: -28.23% (Q3 2002)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was 17.01%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	ONE YEAR	FIVE YEARS	TEN YEARS
RETURN BEFORE TAXES	-10.60%	1.20%	1.69%
RETURN AFTER TAXES ON DISTRIBUTIONS	-10.70%	1.13%	1.65%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	-6.74%	1.02%	1.45%
MORGAN STANLEY TECHNOLOGY INDEX (reflects no deduction for fees, expenses or taxes)	-10.28%	1.64%	2.17%

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily and John Tucker.

MIKE FEEHILY, CFA, is a Managing Director of the Adviser. He joined the Adviser in 1997, moved to State Street

Global Markets LLC in 2006 and rejoined the Adviser in 2010.

JOHN TUCKER, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases, Sales and Taxes” on page 141 of the Prospectus.

60	Precise in a world that isn’t.SM

SPDR® S&P® Dividend ETF

INVESTMENT OBJECTIVE

The SPDR S&P Dividend ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of publicly traded issuers that have historically followed a policy of making dividend payments.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.35%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.35%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$36	$113	$197	$443

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 94% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the S&P High Yield Dividend Aristocrats Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material

Precise in a world that isn’t.SM	61

change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to measure the performance of the highest dividend yielding S&P Composite 1500® Index constituents that have followed a managed-dividends policy of consistently increasing dividends every year for at least 20 consecutive years. Stocks included in the Index have both capital growth and dividend income characteristics, as opposed to stocks that are pure yield, or pure capital oriented, and must meet minimum float-adjusted market capitalization and liquidity requirements. Stocks within the Index are weighted by indicated yield (annualized gross dividend payment per share divided by price per share) and weight-adjusted each quarter. The Index components are reviewed annually in January for continued inclusion in the Index and re-weighted quarterly in April, July and October. A component stock may be removed from the Index if, among other factors, 1) during the January rebalancing, dividends did not increase from the previous year, or 2) at any time during the year, a company is removed from the S&P Composite 1500 Index. As of September 30, 2012, the Index was comprised of 83 stocks.

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:   The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:   While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

EQUITY INVESTING RISK:   An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

NON-DIVERSIFICATION RISK:   The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

62	Precise in a world that isn’t.SM

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at
http://www.spdrs.com.

ANNUAL TOTAL RETURN (years ended 12/31)*

Highest Quarterly Return: 17.28% (Q3 2009)

Lowest Quarterly Return: -16.22% (Q4 2008)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was 10.35%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	ONE YEAR	FIVE YEARS	SINCE INCEPTION (11/8/05)
RETURN BEFORE TAXES	7.25%	1.40%	4.14%
RETURN AFTER TAXES ON DISTRIBUTIONS	6.58%	0.60%	3.39%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	5.24%	0.93%	3.34%
S&P HIGH YIELD DIVIDEND ARISTOCRATS INDEX (reflects no deduction for fees, expenses or taxes)	7.63%	1.53%	4.29%

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily and John Tucker.

MIKE FEEHILY, CFA, is a Managing Director of the Adviser. He joined the Adviser in 1997, moved to State Street Global Markets LLC in 2006 and rejoined the Adviser in 2010.

JOHN TUCKER, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases, Sales and Taxes” on page 141 of the Prospectus.

Precise in a world that isn’t.SM	63

SPDR® S&P® Aerospace & Defense ETF

INVESTMENT OBJECTIVE

The SPDR S&P Aerospace & Defense ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the aerospace and defense segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.35%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.35%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$36	$113	$197	$443

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the period from the commencement of the Fund’s operations (September 28, 2011) to the end of the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the S&P Aerospace & Defense Select Industry Index (the “Index”), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund).

64	Precise in a world that isn’t.SM

The Index represents the aerospace and defense industry group of the S&P Total Market Index (“S&P TMI”). The Index is one of twenty-five (25) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standards (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry or group of sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization above $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) above 90% or have a float-adjusted market capitalization above $400 million with a float-adjusted liquidity ratio (as defined above) above 150%; and (ii) are U.S. based companies. The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. If there are fewer than 35 stocks, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2012, the Index was comprised of 37 stocks.

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

AEROSPACE AND DEFENSE SECTOR RISK:  The Fund’s assets will generally be concentrated in the aerospace and defense industry, which means the Fund will be more affected by the performance of the aerospace and defense industry versus a fund that was more diversified. The aerospace and defense industry can be significantly affected by government aerospace and defense regulation and spending policies because companies involved in this industry rely to a significant extent on U.S. (and other) government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets.

Precise in a world that isn’t.SM	65

INDUSTRIAL SECTOR RISK:  Stock prices for industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation stocks, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

EQUITY INVESTING RISK:  An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns based on net assets and comparing the Fund’s performance to the Index.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily and John Tucker.

MIKE FEEHILY, CFA, is a Managing Director of the Adviser. He joined the Adviser in 1997, moved to State Street Global Markets LLC in 2006 and rejoined the Adviser in 2010.

JOHN TUCKER, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases, Sales and Taxes” on page 141 of the Prospectus.

66	Precise in a world that isn’t.SM

SPDR® S&P® Biotech ETF

INVESTMENT OBJECTIVE

The SPDR S&P Biotech ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the biotechnology segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.35%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.35%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$36	$113	$197	$443

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the S&P Biotechnology Select Industry Index (the “Index”), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund).

Precise in a world that isn’t.SM	67

The Index represents the biotechnology industry group of the S&P Total Market Index (“S&P TMI”). The Index is one of twenty-five (25) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standards (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry or group of sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization above $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) above 90% or have a float-adjusted market capitalization above $400 million with a float-adjusted liquidity ratio (as defined above) above 150%; and (ii) are U.S. based companies. The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. If there are fewer than 35 stocks, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2012, the Index was comprised of 48 stocks.

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

BIOTECHNOLOGY SECTOR RISK:  The Fund’s assets will generally be concentrated in the biotechnology industry, which means the Fund will be more affected by the performance of the biotechnology industry versus a fund that was more diversified. Companies within the biotech industry invest heavily in research and development which may not necessarily lead to commercially successful products. This industry is also subject to increased governmental regulation which may delay or inhibit the release of new products. Many biotech companies are dependent upon their ability to use and enforce intellectual property rights and patents. Any impairment of such rights may have adverse financial consequences. Biotech stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Biotech companies can be significantly affected by technological change and obsolescence, product liability lawsuits and consequential high insurance costs.

68	Precise in a world that isn’t.SM

HEALTH CARE SECTOR RISK:  Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of the companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

EQUITY INVESTING RISK:  An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.

ANNUAL TOTAL RETURN (years ended 12/31)*

Highest Quarterly Return: 14.65% (Q3 2010)

Lowest Quarterly Return: -18.48% (Q3 2011)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was 40.89%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	ONE YEAR	FIVE YEARS	SINCE INCEPTION (1/31/06)
RETURN BEFORE TAXES	5.27%	7.92%	5.34%
RETURN AFTER TAXES ON DISTRIBUTIONS	5.27%	7.84%	5.27%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	3.42%	6.85%	4.59%
S&P BIOTECHNOLOGY SELECT INDUSTRY INDEX (reflects no deduction for fees, expenses or taxes)	5.53%	8.23%	5.66%

Precise in a world that isn’t.SM	69

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily and John Tucker.

MIKE FEEHILY, CFA, is a Managing Director of the Adviser. He joined the Adviser in 1997, moved to State Street Global Markets LLC in 2006 and rejoined the Adviser in 2010.

JOHN TUCKER, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases, Sales and Taxes” on page 141 of the Prospectus.

70	Precise in a world that isn’t.SM

SPDR® S&P® Building & Construction ETF

INVESTMENT OBJECTIVE

The SPDR S&P Building & Construction ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the building and construction segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.35%
DISTRIBUTION AND SERVICE (12b-1) FEES (1)	None
OTHER EXPENSES (2)	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.35%

(1)	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3
$36	$113

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the S&P Building & Construction Select Industry Index (the “Index”), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund).

Precise in a world that isn’t.SM	71

The Index represents the building and construction industry group of the S&P Total Market Index (“S&P TMI”). The Index is one of twenty-five (25) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standards (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry or group of sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization above $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) above 90% or have a float-adjusted market capitalization above $400 million with a float-adjusted liquidity ratio (as defined above) above 150%; and (ii) are U.S. based companies. The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. If there are fewer than 35 stocks, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2012, the Index was comprised of 118 stocks.

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

BUILDING AND CONSTRUCTION SECTOR RISK:  The Fund’s assets will generally be concentrated in the building and construction industry, which means the Fund will be more affected by the performance of the building and construction industry versus a fund that was more diversified. Companies within the Index can be significantly affected by the national, regional and local residential and commercial real estate markets. This industry is also sensitive to interest rate fluctuations which can cause changes in the availability of mortgage capital and directly affect the purchasing power of potential homebuyers. The building industry can be significantly affected by changes in government spending, zoning laws, taxation, consumer confidence, real estate values, demographic patterns, building inventories, and the level of new and existing home sales. Natural disasters and environmental issues can also affect the building industry.

72	Precise in a world that isn’t.SM

INDUSTRIAL SECTOR RISK:  Stock prices for industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation stocks, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

EQUITY INVESTING RISK:  An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The Fund had not commenced operations as of the date of this Prospectus and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily and John Tucker.

MIKE FEEHILY, CFA, is a Managing Director of the Adviser. He joined the Adviser in 1997, moved to State Street Global Markets LLC in 2006 and rejoined the Adviser in 2010.

JOHN TUCKER, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases, Sales and Taxes” on page 141 of the Prospectus.

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SPDR® S&P® Computer Hardware ETF

INVESTMENT OBJECTIVE

The SPDR S&P Computer Hardware ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the computer hardware segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.35%
DISTRIBUTION AND SERVICE (12b-1) FEES (1)	None
OTHER EXPENSES (2)	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.35%

(1)	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3
$36	$113

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the S&P Computer Hardware Select Industry Index (the “Index”), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund).

74	Precise in a world that isn’t.SM

The Index represents the computer hardware industry group of the S&P Total Market Index (“S&P TMI”). The Index is one of twenty-five (25) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standards (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry or group of sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization above $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) above 90% or have a float-adjusted market capitalization above $400 million with a float-adjusted liquidity ratio (as defined above) above 150%; and (ii) are U.S. based companies. The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. If there are fewer than 35 stocks, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2012, the Index was comprised of 35 stocks.

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

COMPUTER HARDWARE SECTOR RISK:  The Fund’s assets will generally be concentrated in the computer hardware industry, which means the Fund will be more affected by the performance of the computer hardware industry versus a fund that was more diversified. The Fund will concentrate in segments of the computer industry. The computer industry can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by computer companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of industry participants depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer’s products or in the market for products based on a particular technology could have a material adverse effect on a participant’s operating results.

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Many computer companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by computer companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology.

TECHNOLOGY SECTOR RISK:  The Fund is subject to the risk that market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

EQUITY INVESTING RISK:  An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The Fund had not commenced operations as of the date of this Prospectus and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily and John Tucker.

MIKE FEEHILY, CFA, is a Managing Director of the Adviser. He joined the Adviser in 1997, moved to State Street Global Markets LLC in 2006 and rejoined the Adviser in 2010.

JOHN TUCKER, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases, Sales and Taxes” on page 141 of the Prospectus.

76	Precise in a world that isn’t.SM

SPDR® S&P® Food & Beverage ETF

INVESTMENT OBJECTIVE

The SPDR S&P Food & Beverage ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the food and beverage segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”) other than brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.35%
DISTRIBUTION AND SERVICE (12b-1) FEES (1)	0.00%
OTHER EXPENSES (2)	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES (2)	0.35%

(1)	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3
$36	$113

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the S&P Food & Beverage Select Industry Index (the “Index”), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund).

Precise in a world that isn’t.SM	77

The Index represents the food and beverage industry group of the S&P Total Market Index (“S&P TMI”). The Index is one of twenty-five (25) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standards (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry or group of sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization above $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) above 90% or have a float-adjusted market capitalization above $400 million with a float-adjusted liquidity ratio (as defined above) above 150%; and (ii) are U.S. based companies. The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. If there are fewer than 35 stocks, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2012, the Index was comprised of 61 stocks.

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

FOOD AND BEVERAGE SECTOR RISK:  The food and beverage industry is highly competitive and can be significantly affected by demographic and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, government regulation, consumer preferences, nutritional and health concerns, federal, state and local food inspection and processing controls, consumer product liability claims, possible product tampering and the availability/expense of liability insurance. There are also risks associated with changing market prices as a result of, among other things, change in government support and trading policies, and agricultural conditions influencing the growth and harvest seasons.

CONSUMER STAPLES SECTOR RISK:  Consumer staples companies are subject to government regulation affecting their products which may negatively impact such companies’ performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food

78	Precise in a world that isn’t.SM

products, which could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food, beverage, household and personal products companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand.

RETAIL SECTOR RISK:  Retail and related industries can be significantly affected by the performance of the domestic and international economy, consumer confidence and spending, intense competition, changes in demographics, and changing consumer tastes and preferences.

EQUITY INVESTING RISK:  An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The Fund had not commenced operations as of the date of this Prospectus and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily and John Tucker.

MIKE FEEHILY, CFA, is a Managing Director of the Adviser. He joined the Adviser in 1997, moved to State Street Global Markets LLC in 2006 and rejoined the Adviser in 2010.

JOHN TUCKER, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases, Sales and Taxes” on page 141 of the Prospectus.

Precise in a world that isn’t.SM	79

SPDR® S&P® Health Care Equipment ETF

INVESTMENT OBJECTIVE

The SPDR S&P Health Care Equipment ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the health care equipment and supplies segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.35%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.35%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$36	$113	$197	$443

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the S&P Health Care Equipment Select Industry Index (the “Index”), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund).

80	Precise in a world that isn’t.SM

The Index represents the health care equipment industry group of the S&P Total Market Index (“S&P TMI”). The Index is one of twenty-five (25) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standards (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry or group of sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization above $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) above 90% or have a float-adjusted market capitalization above $400 million with a float-adjusted liquidity ratio (as defined above) above 150%; and (ii) are U.S. based companies. The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. If there are fewer than 35 stocks, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2012, the Index was comprised of 58 stocks.

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

HEALTH CARE EQUIPMENT SECTOR RISK:  The Fund’s assets will generally be concentrated in the health care equipment and supplies industry, which means the Fund will be more affected by the performance of the health care equipment and supplies industry versus a fund that was more diversified. Companies in the health care industry are affected by rising costs of medical products, devices and services and the increased emphasis on the delivery of health care through outpatient services. The health care industry is highly competitive and can be significantly affected by extensive government regulation or government reimbursement for medical expenses. The equipment may be subject to extensive litigation based on malpractice claims, product liability claims or other litigation. Medical equipment manufacturers are heavily dependent on patent protection and the expiration of patents may adversely affect their profitability. Many new health care products are subject to the approval of the U.S. Food and Drug Administration (“FDA”). The process of obtaining FDA approval is often long and expensive.

Precise in a world that isn’t.SM	81

HEALTH CARE SECTOR RISK:  Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of the companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

EQUITY INVESTING RISK:  An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns based on net assets and comparing the Fund’s performance to the Index.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily and John Tucker.

MIKE FEEHILY, CFA, is a Managing Director of the Adviser. He joined the Adviser in 1997, moved to State Street Global Markets LLC in 2006 and rejoined the Adviser in 2010.

JOHN TUCKER, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases, Sales and Taxes” on page 141 of the Prospectus.

82	Precise in a world that isn’t.SM

SPDR® S&P® Health Care Services ETF

INVESTMENT OBJECTIVE

The SPDR S&P Health Care Services ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the health care providers and services segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.35%
DISTRIBUTION AND SERVICE (12b-1) FEES *	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.35%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$36	$113	$197	$443

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the period from the commencement of the Fund’s operations (September 28, 2011) to the end of the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the S&P Health Care Services Select Industry Index (the “Index”), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the

Precise in a world that isn’t.SM	83

Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund).

The Index represents the health care services industry group of the S&P Total Market Index (“S&P TMI”). The Index is one of twenty-five (25) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standards (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry or group of sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization above $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) above 90% or have a float-adjusted market capitalization above $400 million with a float-adjusted liquidity ratio (as defined above) above 150%; and (ii) are U.S. based companies. The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. If there are fewer than 35 stocks, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2012, the Index was comprised of 54 stocks.

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

HEALTH CARE SERVICES SECTOR RISK:  The Fund’s assets will generally be concentrated in the health care providers and services industry, which means the Fund will be more affected by the performance of the health care providers and services industry versus a fund that was more diversified. Companies in the health care industry are affected by rising costs of medical products, devices and services and the increased emphasis on the delivery of health care through outpatient services. The health care industry is highly competitive and can be significantly affected by extensive government regulation or government reimbursement for medical expenses. The equipment may be

84	Precise in a world that isn’t.SM

subject to extensive litigation based on malpractice claims, product liability claims or other litigation. Medical equipment manufacturers are heavily dependent on patent protection and the expiration of patents may adversely affect their profitability. Many new health care products are subject to the approval of the U.S. Food and Drug Administration (“FDA”). The process of obtaining FDA approval is often long and expensive.

HEALTH CARE SECTOR RISK:  Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of the companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

EQUITY INVESTING RISK:  An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns based on net assets and comparing the Fund’s performance to the Index.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily and John Tucker.

MIKE FEEHILY, CFA, is a Managing Director of the Adviser. He joined the Adviser in 1997, moved to State Street Global Markets LLC in 2006 and rejoined the Adviser in 2010.

JOHN TUCKER, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases, Sales and Taxes” on page 141 of the Prospectus.

Precise in a world that isn’t.SM	85

SPDR® S&P® Homebuilders ETF

INVESTMENT OBJECTIVE

The SPDR S&P Homebuilders ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the homebuilding segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.35%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.35%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$36	$113	$197	$443

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the S&P Homebuilders Select Industry Index (the “Index”), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund).

86	Precise in a world that isn’t.SM

The Index represents the homebuilders industry group of the S&P Total Market Index (“S&P TMI”). The Index is one of twenty-five (25) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standards (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry or group of sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization above $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) above 90% or have a float-adjusted market capitalization above $400 million with a float-adjusted liquidity ratio (as defined above) above 150%; and (ii) are U.S. based companies. The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. If there are fewer than 35 stocks, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2012, the Index was comprised of 37 stocks.

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

HOMEBUILDING SECTOR RISK: The Fund’s assets will generally be concentrated in the homebuilding industry, which means the Fund will be more affected by the performance of the homebuilding industry versus a fund that was more diversified. Companies within the Index can be significantly affected by the national, regional and local real estate markets. This industry is also sensitive to interest rate fluctuations which can cause changes in the availability of mortgage capital and directly affect the purchasing power of potential homebuyers. The building industry can be significantly affected by changes in government spending, consumer confidence, demographic patterns and the level of new and existing home sales.

INDUSTRIAL SECTOR RISK:  Stock prices for industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and

Precise in a world that isn’t.SM	87

general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation stocks, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

CONSUMER DISCRETIONARY SECTOR RISK:  The success of consumer product manufacturers and retailers is tied closely to the performance of the overall international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

RETAIL SECTOR RISK: Companies within the Index may include companies in the retail industry or companies that are closely tied to the retail industry. Retail and related industries can be significantly affected by the performance of the domestic and international economy, consumer confidence and spending, intense competition, changes in demographics, and changing consumer tastes and preferences.

EQUITY INVESTING RISK:  An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at
http://www.spdrs.com.

ANNUAL TOTAL RETURN (years ended 12/31)*

Highest Quarterly Return: 28.86% (Q4 2011)

Lowest Quarterly Return: -37.91% (Q4 2008)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was 46.61%.

88	Precise in a world that isn’t.SM

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	ONE YEAR	FIVE YEARS	SINCE INCEPTION (1/31/06)
RETURN BEFORE TAXES	-0.89%	-13.18%	-14.53%
RETURN AFTER TAXES ON DISTRIBUTIONS	-1.13%	-13.48%	-14.79%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	-0.50%	-10.75%	-11.55%
S&P HOMEBUILDERS SELECT INDUSTRY INDEX (reflects no deduction for fees, expenses or taxes)	-0.61%	-13.23%	-14.54%

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily and John Tucker.

MIKE FEEHILY, CFA, is a Managing Director of the Adviser. He joined the Adviser in 1997, moved to State Street Global Markets LLC in 2006 and rejoined the Adviser in 2010.

JOHN TUCKER, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases, Sales and Taxes” on page 141 of the Prospectus.

Precise in a world that isn’t.SM	89

SPDR® S&P® LeisureTime ETF

INVESTMENT OBJECTIVE

The SPDR S&P LeisureTime ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the leisure industry segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.35%
DISTRIBUTION AND SERVICE (12b-1) FEES (1)	None
OTHER EXPENSES (2)	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.35%

(1)	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3
$36	$113

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the S&P LeisureTime Select Industry Index (the “Index”), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund).

90	Precise in a world that isn’t.SM

The Index represents the leisure industry group of the S&P Total Market Index (“S&P TMI”). The Index is one of twenty-five (25) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standards (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry or group of sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization above $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) above 90% or have a float-adjusted market capitalization above $400 million with a float-adjusted liquidity ratio (as defined above) above 150%; and (ii) are U.S. based companies. The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. If there are fewer than 35 stocks, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2012, the Index was comprised of 64 stocks.

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

LEISURE SECTOR RISK:  The Fund’s assets will generally be concentrated in the leisure industry, which means the Fund will be more affected by the performance of the leisure industry versus a fund that was more diversified. The leisure industry can be significantly affected by the performance of the overall economy, changing consumer tastes, intense competition, technological developments, and government regulation.

CONSUMER DISCRETIONARY SECTOR RISK:  The success of consumer product manufacturers and retailers is tied closely to the performance of the overall international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

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RETAIL SECTOR RISK:  Retail and related industries can be significantly affected by the performance of the domestic and international economy, consumer confidence and spending, intense competition, changes in demographics, and changing consumer tastes and preferences.

EQUITY INVESTING RISK:  An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The Fund had not commenced operations as of the date of this Prospectus and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily and John Tucker.

MIKE FEEHILY, CFA, is a Managing Director of the Adviser. He joined the Adviser in 1997, moved to State Street Global Markets LLC in 2006 and rejoined the Adviser in 2010.

JOHN TUCKER, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases, Sales and Taxes” on page 141 of the Prospectus.

92	Precise in a world that isn’t.SM

SPDR® S&P® Metals & Mining ETF

INVESTMENT OBJECTIVE

The SPDR S&P Metals & Mining ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the metals and mining segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.35%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.35%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$36	$113	$197	$443

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the S&P Metals & Mining Select Industry Index (the “Index”), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund).

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The Index represents the metals and mining industry group of the S&P Total Market Index (“S&P TMI”). The Index is one of twenty-five (25) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standards (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry or group of sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization above $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) above 90% or have a float-adjusted market capitalization above $400 million with a float-adjusted liquidity ratio (as defined above) above 150%; and (ii) are U.S. based companies. The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. If there are fewer than 35 stocks, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2012, the Index was comprised of 41 stocks.

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

METALS AND MINING SECTOR RISK:  The Fund’s assets will generally be concentrated in the metals and mining industry, which means the Fund will be more affected by the performance of the metals and mining industry versus a fund that was more diversified. The metals and mining industry can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations.

MATERIALS SECTOR RISK:  Many materials companies are significantly affected by the level and volatility of commodity prices, exchange rates, import controls, worldwide competition, environmental policies and consumer demand. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution

94	Precise in a world that isn’t.SM

control. The basic industries sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

EQUITY INVESTING RISK:  An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at
http://www.spdrs.com.

ANNUAL TOTAL RETURN (years ended 12/31)*

Highest Quarterly Return: 47.81% (Q2 2009)

Lowest Quarterly Return: -49.76% (Q3 2008)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was -10.37%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	ONE YEAR	FIVE YEARS	SINCE INCEPTION (6/19/06)
RETURN BEFORE TAXES	-28.20%	0.86%	3.17%
RETURN AFTER TAXES ON DISTRIBUTIONS	-28.30%	0.70%	3.02%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	-18.20%	0.71%	2.70%
S&P METALS & MINING SELECT INDUSTRY INDEX (reflects no deduction for fees, expenses or taxes)	-28.08%	1.10%	3.42%

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily and John Tucker.

MIKE FEEHILY, CFA, is a Managing Director of the Adviser. He joined the Adviser in 1997, moved to State Street

Global Markets LLC in 2006 and rejoined the Adviser in 2010.

JOHN TUCKER, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases, Sales and Taxes” on page 141 of the Prospectus.

Precise in a world that isn’t.SM	95

SPDR® S&P® Oil & Gas Equipment & Services ETF

INVESTMENT OBJECTIVE

The SPDR S&P Oil & Gas Equipment & Services ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the oil and gas equipment and services segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.35%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.35%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$36	$113	$197	$443

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the S&P Oil & Gas Equipment & Services Select Industry Index (the “Index”), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund).

96	Precise in a world that isn’t.SM

The Index represents the oil and gas equipment and services industry group of the S&P Total Market Index (“S&P TMI”). The Index is one of twenty-five (25) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standards (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry or group of sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization above $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) above 90% or have a float-adjusted market capitalization above $400 million with a float-adjusted liquidity ratio (as defined above) above 150%; and (ii) are U.S. based companies. The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. If there are fewer than 35 stocks, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2012, the Index was comprised of 47 stocks.

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

OIL AND GAS SECTOR RISK:  The Fund’s assets will generally be concentrated in the oil and gas equipment and services industry, which means the Fund will be more affected by the performance of the oil and gas equipment and services industry versus a fund that was more diversified. Companies in the oil and gas sector develop and produce crude oil and natural gas and provide drilling and other energy resources production and distribution related services. Stock prices for these types of companies are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, securities of companies in the energy field are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for the companies’ products or services or for energy products and

Precise in a world that isn’t.SM	97

services in general, as well as negative developments in these other areas, would adversely impact the Fund’s performance. Oil and gas equipment and services can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.

ENERGY SECTOR RISK:  Energy companies develop and produce oil, gas and consumable fuels and provide drilling and other energy resources production and distribution related services. Stock prices for these types of companies are affected by supply and demand, exploration and production spending, world events and economic conditions, swift price and supply fluctuations, energy conservation, the success of exploration projects, liabilities for environmental damage and general civil liabilities and tax and other governmental regulatory policies. Weak demand for energy companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, including natural disasters or terrorist attacks, would adversely impact the Fund’s performance.

EQUITY INVESTING RISK:  An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.

ANNUAL TOTAL RETURN (years ended 12/31)*

Highest Quarterly Return: 30.39% (Q2 2009)

Lowest Quarterly Return: -47.62% (Q4 2008)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was -1.58%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	ONE YEAR	FIVE YEARS	SINCE INCEPTION (6/19/06)
RETURN BEFORE TAXES	-5.23%	4.00%	4.53%
RETURN AFTER TAXES ON DISTRIBUTIONS	-5.27%	3.89%	4.43%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	-3.34%	3.41%	3.88%
S&P OIL & GAS EQUIPMENT & SERVICES SELECT INDUSTRY INDEX (reflects no deduction for fees, expenses or taxes)	-4.98%	4.28%	4.82%

98	Precise in a world that isn’t.SM

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily and John Tucker.

MIKE FEEHILY, CFA, is a Managing Director of the Adviser. He joined the Adviser in 1997, moved to State Street Global Markets LLC in 2006 and rejoined the Adviser in 2010.

JOHN TUCKER, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases, Sales and Taxes” on page 141 of the Prospectus.

Precise in a world that isn’t.SM	99

SPDR® S&P® Oil & Gas Exploration & Production ETF

INVESTMENT OBJECTIVE

The SPDR S&P Oil & Gas Exploration & Production ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the oil and gas exploration and production segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.35%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.35%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$36	$113	$197	$443

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the S&P Oil & Gas Exploration & Production Select Industry Index (the “Index”), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund).

100	Precise in a world that isn’t.SM

The Index represents the oil and gas exploration and production industry group of the S&P Total Market Index (“S&P TMI”). The Index is one of twenty-five (25) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standards (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry or group of sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization above $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) above 90% or have a float-adjusted market capitalization above $400 million with a float-adjusted liquidity ratio (as defined above) above 150%; and (ii) are U.S. based companies. The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. If there are fewer than 35 stocks, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2012, the Index was comprised of 72 stocks.

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

OIL AND GAS SECTOR RISK:  The Fund’s assets will generally be concentrated in the oil and gas exploration and production industry, which means the Fund will be more affected by the performance of the oil and gas exploration and production industry versus a fund that was more diversified. Companies in the oil and gas sector develop and produce crude oil and natural gas and provide drilling and other energy resources production and distribution related services. Stock prices for these types of companies are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, securities of companies in the energy field are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for the companies’ products or services

Precise in a world that isn’t.SM	101

or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the Fund’s performance. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.

ENERGY SECTOR RISK: Energy companies develop and produce oil, gas and consumable fuels and provide drilling and other energy resources production and distribution related services. Stock prices for these types of companies are affected by supply and demand, exploration and production spending, world events and economic conditions, swift price and supply fluctuations, energy conservation, the success of exploration projects, liabilities for environmental damage and general civil liabilities and tax and other governmental regulatory policies. Weak demand for energy companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, including natural disasters or terrorist attacks, would adversely impact the Fund’s performance.

EQUITY INVESTING RISK:  An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.

ANNUAL TOTAL RETURN (years ended 12/31)*

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was 6.49%.

Highest Quarterly Return: 30.52% (Q2 2008)

Lowest Quarterly Return: -35.77% (Q3 2008)

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	ONE YEAR	FIVE YEARS	SINCE INCEPTION (6/19/06)
RETURN BEFORE TAXES	0.91%	7.31%	8.95%
RETURN AFTER TAXES ON DISTRIBUTIONS	0.67%	7.19%	8.84%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	0.74%	6.30%	7.77%
S&P OIL & GAS EXPLORATION & PRODUCTION SELECT INDUSTRY INDEX (reflects no deduction for fees, expenses or taxes)	1.05%	7.58%	9.22%

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PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily and John Tucker.

MIKE FEEHILY, CFA, is a Managing Director of the Adviser. He joined the Adviser in 1997, moved to State Street Global Markets LLC in 2006 and rejoined the Adviser in 2010.

JOHN TUCKER, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases, Sales and Taxes” on page 141 of the Prospectus.

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SPDR® S&P® Outsourcing & IT Consulting ETF

INVESTMENT OBJECTIVE

The SPDR S&P Outsourcing & IT Consulting ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the outsourcing and information technology consulting segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.35%
DISTRIBUTION AND SERVICE (12b-1) FEES (1)	None
OTHER EXPENSES (2)	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.35%

(1)	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.
(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3
$36	$113

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the S&P Outsourcing & IT Consulting Select Industry Index (the “Index”), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund).

104	Precise in a world that isn’t.SM

The Index represents the outsourcing and information technology consulting industry group of the S&P Total Market Index (“S&P TMI”). The Index is one of twenty-five (25) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standards (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry or group of sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization above $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) above 90% or have a float-adjusted market capitalization above $400 million with a float-adjusted liquidity ratio (as defined above) above 150%; and (ii) are U.S. based companies. The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. If there are fewer than 35 stocks, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2012, the Index was comprised of 48 stocks.

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

OUTSOURCING AND CONSULTING SECTOR RISK:  The Fund’s assets will generally be concentrated in the outsourcing and information technology consulting industry, which means the Fund will be more affected by the performance of the outsourcing and information technology consulting industry versus a fund that was more diversified. The information technology consulting services and outsourcing industry can be significantly affected by competitive pressures, such as technological developments, fixed-rate pricing, and the ability to attract and retain skilled employees. The success of companies in this industry is subject to continued demand for business services.

Precise in a world that isn’t.SM	105

COMPUTER SECTOR RISK:  The Fund will concentrate in segments of the computer industry. The computer industry can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by computer companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of industry participants depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer’s products or in the market for products based on a particular technology could have a material adverse effect on a participant’s operating results.

Many computer companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by computer companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology.

TECHNOLOGY SECTOR RISK:  The Fund is subject to the risk that market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

EQUITY INVESTING RISK:  An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The Fund had not commenced operations as of the date of this Prospectus and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily and John Tucker.

MIKE FEEHILY, CFA, is a Managing Director of the Adviser. He joined the Adviser in 1997, moved to State Street Global Markets LLC in 2006 and rejoined the Adviser in 2010.

JOHN TUCKER, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases, Sales and Taxes” on page 141 of the Prospectus.

106	Precise in a world that isn’t.SM

SPDR® S&P® Pharmaceuticals ETF

INVESTMENT OBJECTIVE

The SPDR S&P Pharmaceuticals ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the pharmaceuticals segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.35%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.35%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$36	$113	$197	$443

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the S&P Pharmaceuticals Select Industry Index (the “Index”), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund).

Precise in a world that isn’t.SM	107

The Index represents the pharmaceuticals industry group of the S&P Total Market Index (“S&P TMI”). The Index is one of twenty-five (25) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standards (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry or group of sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization above $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) above 90% or have a float-adjusted market capitalization above $400 million with a float-adjusted liquidity ratio (as defined above) above 150%; and (ii) are U.S. based companies. The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. If there are fewer than 35 stocks, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2012, the Index was comprised of 31 stocks.

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

PHARMACEUTICALS SECTOR RISK:  The Fund’s assets will generally be concentrated in the pharmaceuticals industry, which means the Fund will be more affected by the performance of the pharmaceuticals industry versus a fund that was more diversified. Companies in the pharmaceutical industry are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of the companies. Pharmaceutical companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to approval of the U.S. Food and Drug Administration (“FDA”). The process of obtaining FDA approval can be long and costly and approved products are susceptible to obsolescence. Pharmaceutical companies are also subject to heavy competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting.

HEALTH CARE SECTOR RISK:  Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses,

108	Precise in a world that isn’t.SM

rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of the companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.

ANNUAL TOTAL RETURN (years ended 12/31)*

Highest Quarterly Return: 17.74% (Q3 2009)

Lowest Quarterly Return: -10.04% (Q1 2009)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was 18.07%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	ONE YEAR	FIVE YEARS	SINCE INCEPTION (6/19/06)
RETURN BEFORE TAXES	12.75%	9.60%	10.63%
RETURN AFTER TAXES ON DISTRIBUTIONS	12.54%	9.37%	10.40%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	8.53%	8.29%	9.23%
S&P PHARMACEUTICALS SELECT INDUSTRY INDEX (reflects no deduction for fees, expenses or taxes)	12.85%	9.77%	10.82%

Precise in a world that isn’t.SM	109

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily and John Tucker.

MIKE FEEHILY, CFA, is a Managing Director of the Adviser. He joined the Adviser in 1997, moved to State Street Global Markets LLC in 2006 and rejoined the Adviser in 2010.

JOHN TUCKER, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases, Sales and Taxes” on page 141 of the Prospectus.

110	Precise in a world that isn’t.SM

SPDR® S&P® Retail ETF

INVESTMENT OBJECTIVE

The SPDR S&P Retail ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the retail segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.35%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.35%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$36	$113	$197	$443

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the S&P Retail Select Industry Index (the “Index”), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund).

Precise in a world that isn’t.SM	111

The Index represents the retail industry group of the S&P Total Market Index (“S&P TMI”). The Index is one of twenty-five (25) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standards (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry or group of sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization above $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) above 90% or have a float-adjusted market capitalization above $400 million with a float-adjusted liquidity ratio (as defined above) above 150%; and (ii) are U.S. based companies. The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. If there are fewer than 35 stocks, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2012, the Index was comprised of 96 stocks.

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

RETAIL SECTOR RISK:  The Fund’s assets will generally be concentrated in the retail industry, which means the Fund will be more affected by the performance of the retail industry versus a fund that was more diversified. Retail and related industries can be significantly affected by the performance of the domestic and international economy, consumer confidence and spending, intense competition, changes in demographics, and changing consumer tastes and preferences.

CONSUMER STAPLES SECTOR RISK:  Consumer staples companies are subject to government regulation affecting their products which may negatively impact such companies’ performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food, beverage, household and personal products

112	Precise in a world that isn’t.SM

companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand.

CONSUMER DISCRETIONARY SECTOR RISK:  The success of consumer product manufacturers and retailers is tied closely to the performance of the overall international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

EQUITY INVESTING RISK:  An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.

ANNUAL TOTAL RETURN (years ended 12/31)*

Highest Quarterly Return: 23.68% (Q3 2009)

Lowest Quarterly Return: -32.30% (Q4 2008)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was 20.36%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	ONE YEAR	FIVE YEARS	SINCE INCEPTION (6/19/06)
RETURN BEFORE TAXES	9.68%	6.52%	7.89%
RETURN AFTER TAXES ON DISTRIBUTIONS	9.39%	6.15%	7.55%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	6.37%	5.41%	6.65%
S&P RETAIL SELECT INDUSTRY INDEX (reflects no deduction for fees, expenses or taxes)	9.89%	6.84%	8.22%

Precise in a world that isn’t.SM	113

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily and John Tucker.

MIKE FEEHILY, CFA, is a Managing Director of the Adviser. He joined the Adviser in 1997, moved to State Street Global Markets LLC in 2006 and rejoined the Adviser in 2010.

JOHN TUCKER, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases, Sales and Taxes” on page 141 of the Prospectus.

114	Precise in a world that isn’t.SM

SPDR® S&P® Semiconductor ETF

INVESTMENT OBJECTIVE

The SPDR S&P Semiconductor ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the semiconductor segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.35%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.35%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$36	$113	$197	$443

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the S&P Semiconductor Select Industry Index (the “Index”), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund).

Precise in a world that isn’t.SM	115

The Index represents the semiconductors industry group of the S&P Total Market Index (“S&P TMI”). The Index is one of twenty-five (25) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standards (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry or group of sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization above $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) above 90% or have a float-adjusted market capitalization above $400 million with a float-adjusted liquidity ratio (as defined above) above 150%; and (ii) are U.S. based companies. The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. If there are fewer than 35 stocks, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2012, the Index was comprised of 47 stocks.

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

SEMICONDUCTOR SECTOR RISK:  The Fund’s assets will generally be concentrated in the semiconductor industry, which means the Fund will be more affected by the performance of the semiconductor industry versus a fund that was more diversified. The Fund is subject to the risk that market or economic factors impacting companies in the semiconductor industry and companies that rely heavily on technology advances could have a major effect on the value of the Fund’s investments. The value of stocks of companies in the semiconductor industry and companies that rely heavily on technology is particularly vulnerable to rapid changes in product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Companies in the semiconductor industry and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Additionally, companies in the semiconductor industry may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

116	Precise in a world that isn’t.SM

TECHNOLOGY SECTOR RISK:  The Fund is subject to the risk that market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

EQUITY INVESTING RISK:  An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.

ANNUAL TOTAL RETURN (years ended 12/31)*

Highest Quarterly Return: 23.93% (Q2 2009)

Lowest Quarterly Return: -31.08% (Q4 2008)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was -1.49%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	ONE YEAR	FIVE YEARS	SINCE INCEPTION (1/31/06)
RETURN BEFORE TAXES	-18.24%	-1.33%	-2.43%
RETURN AFTER TAXES ON DISTRIBUTIONS	-18.38%	-1.46%	-2.54%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	-11.76%	-1.15%	-2.06%
S&P SEMICONDUCTOR SELECT INDUSTRY INDEX (reflects no deduction for fees, expenses or taxes)	-18.41%	-1.50%	-2.53%

Precise in a world that isn’t.SM	117

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily and John Tucker.

MIKE FEEHILY, CFA, is a Managing Director of the Adviser. He joined the Adviser in 1997, moved to State Street Global Markets LLC in 2006 and rejoined the Adviser in 2010.

JOHN TUCKER, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases, Sales and Taxes” on page 141 of the Prospectus.

118	Precise in a world that isn’t.SM

SPDR® S&P® Software & Services ETF

INVESTMENT OBJECTIVE

The SPDR S&P Software & Services ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the computer software segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.35%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.35%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$36	$113	$197	$443

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the period from the commencement of the Fund’s operations (September 28, 2011) to the end of the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the S&P Software & Services Select Industry Index (the “Index”), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund).

Precise in a world that isn’t.SM	119

The Index represents the software and services industry group of the S&P Total Stock Market Index (“S&P TMI”). The Index is one of twenty-five (25) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standards (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry or group of sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization above $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) above 90% or have a float-adjusted market capitalization above $400 million with a float-adjusted liquidity ratio (as defined above) above 150%; and (ii) are U.S. based companies. The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. If there are fewer than 35 stocks, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The index is an equal weighted market cap index. As of September 30, 2012, the Index was comprised of 147 stocks.

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

COMPUTER SOFTWARE/SERVICES SECTOR RISK:  The Fund’s assets will generally be concentrated in the computer industry, which means the Fund will be more affected by the performance of the computer industry versus a fund that was more diversified. The Fund will concentrate in segments of the computer industry. The computer industry, including companies servicing the computer industry, can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by computer companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of industry participants depends in substantial part on the timely and successful introduction of new products and the ability to service such products. An unexpected change in one or more of the technologies affecting an issuer’s products or in the market for products based on a particular technology could have a material adverse effect on a participant’s operating results.

120	Precise in a world that isn’t.SM

Many computer companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by computer companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology.

TECHNOLOGY SECTOR RISK:  The Fund is subject to the risk that market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

EQUITY INVESTING RISK:  An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns based on net assets and comparing the Fund’s performance to the Index.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily and John Tucker.

MIKE FEEHILY, CFA, is a Managing Director of the Adviser. He joined the Adviser in 1997, moved to State Street Global Markets LLC in 2006 and rejoined the Adviser in 2010.

JOHN TUCKER, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases, Sales and Taxes” on page 141 of the Prospectus.

Precise in a world that isn’t.SM	121

SPDR® S&P® Telecom ETF

INVESTMENT OBJECTIVE

The SPDR S&P Telecom ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the telecommunications segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.35%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.35%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$36	$113	$197	$443

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the S&P Telecom Select Industry Index (the “Index”), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund).

122	Precise in a world that isn’t.SM

The Index represents the telecommunications industry group of the S&P Total Market Index (“S&P TMI”). The Index is one of twenty-five (25) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standards (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry or group of sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization above $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) above 90% or have a float-adjusted market capitalization above $400 million with a float-adjusted liquidity ratio (as defined above) above 150%; and (ii) are U.S. based companies. The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. If there are fewer than 35 stocks, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2012, the Index was comprised of 55 stocks.

Should the Index not contain the required minimum of 35 qualifying companies, it may contain members of the Communications Equipment sub-industry.

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

TELECOMMUNICATIONS SECTOR RISK:  The Fund’s assets will generally be concentrated in the telecommunications industry, which means the Fund will be more affected by the performance of the telecommunications industry versus a fund that was more diversified. The telecommunications industry is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals or the enactment of new adverse regulatory requirements may adversely affect the business of the telecommunications companies. The telecommunications industry can also be significantly affected by intense competition, including competition with alternative technologies such as wireless communications, product compatibility, consumer preferences, rapid product obsolescence and research and development of new products.

Precise in a world that isn’t.SM	123

Technological innovations may make the products and services of telecommunications companies obsolete. Other risks include uncertainties resulting from such companies’ diversification into new domestic and international businesses, as well as agreements by any such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

EQUITY INVESTING RISK:  An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns based on net assets and comparing the Fund’s performance to the Index.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily and John Tucker.

MIKE FEEHILY, CFA, is a Managing Director of the Adviser. He joined the Adviser in 1997, moved to State Street Global Markets LLC in 2006 and rejoined the Adviser in 2010.

JOHN TUCKER, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases, Sales and Taxes” on page 141 of the Prospectus.

124	Precise in a world that isn’t.SM

SPDR® S&P® Transportation ETF

INVESTMENT OBJECTIVE

The SPDR S&P Transportation ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the transportation segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.35%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.35%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$36	$113	$197	$443

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the S&P Transportation Select Industry Index (the “Index”), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund).

Precise in a world that isn’t.SM	125

The Index represents the transportation industry group of the S&P Total Market Index (“S&P TMI”). The Index is one of twenty-five (25) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standards (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry or group of sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization above $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) above 90% or have a float-adjusted market capitalization above $400 million with a float-adjusted liquidity ratio (as defined above) above 150%; and (ii) are U.S. based companies. The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. If there are fewer than 35 stocks, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2012, the Index was comprised of 39 stocks.

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

TRANSPORTATION SECTOR RISK:  The Fund’s assets will generally be concentrated in the transportation industry, which means the Fund will be more affected by the performance of the transportation industry versus a fund that was more diversified. The transportation industry can be significantly affected by changes in the economy, fuel prices, labor relations, technology developments, exchange rates, insurance costs, industry competition and government regulation.

INDUSTRIAL SECTOR RISK:  Stock prices for industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because

126	Precise in a world that isn’t.SM

companies involved in this industry rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation stocks, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

EQUITY INVESTING RISK:  An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns based on net assets and comparing the Fund’s performance to the Index.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily and John Tucker.

MIKE FEEHILY, CFA, is a Managing Director of the Adviser. He joined the Adviser in 1997, moved to State Street Global Markets LLC in 2006 and rejoined the Adviser in 2010.

JOHN TUCKER, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases, Sales and Taxes” on page 141 of the Prospectus.

Precise in a world that isn’t.SM	127

SPDR® S&P® 1500 Value Tilt ETF

INVESTMENT OBJECTIVE

The SPDR S&P 1500 Value Tilt ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of U.S. equity securities exhibiting “value” characteristics.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.35%
DISTRIBUTION AND SERVICE (12b-1) FEES (1)	None
OTHER EXPENSES (2)	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.35%

(1)	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.
(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3
$36	$113

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the S&P 1500 Low Valuation Tilt Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the

128	Precise in a world that isn’t.SM

Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index applies an alternative weighting methodology to the S&P Composite 1500 Index so that stocks with relatively low valuations (i.e., relatively “cheap”) are overweight relative to the S&P Composite 1500 Index and stocks with relatively high valuations (i.e., relatively “rich”) are underweight. The S&P Composite 1500 Index, one of the leading indices of the U.S. equity market, is a capitalization-weighted combination of the large-cap S&P 500 Index, the S&P MidCap 400 Index, and the S&P SmallCap 600 Index. In constructing the Index, S&P Dow Jones Indices LLC (“Index Provider”) estimates the valuation of each stock in the S&P Composite 1500 Index based on the ratio of its price to its level of earnings, cash flow, sales, book value, and dividends. S&P weights this data from the last five calendar years to create a composite valuation measure, and ranks all 1,500 index constituents in order of composite valuation. S&P then forms 20 sub-portfolios of approximately equal market capitalization, grouped by composite valuations. S&P derives a sub-portfolio allocation factor using each sub-portfolio’s composite valuation, so that a sub-portfolio with relatively low valuation will have a higher allocation factor than a sub-portfolio with relatively high valuation. The weight of each stock in the Index is proportionate to its market capitalization and to its sub-portfolio allocation factor. The Index is rebalanced annually after the close of business on the third Friday of April. As of September 30, 2012, there were approximately 1,467 securities in the Index.

The Index is sponsored by the Index Provider which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

EQUITY INVESTING RISK:  An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

VALUE RISK:  The Fund employs a “value” style of investing that emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market.

UNCONSTRAINED SECTOR RISK:  The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from period to period. To the extent the Fund invests a substantial portion of its assets in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified across sectors.

TURNOVER RISK:  The Fund may have higher portfolio turnover than a fund that seeks to track a traditionally weighted index. A high rate of portfolio turnover could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance.

Precise in a world that isn’t.SM	129

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns based on net assets and comparing the Fund’s performance to the Index.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily and John Tucker.

MIKE FEEHILY, CFA, is a Managing Director of the Adviser. He joined the Adviser in 1997, moved to State Street Global Markets LLC in 2006 and rejoined the Adviser in 2010.

JOHN TUCKER, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases, Sales and Taxes” on page 141 of the Prospectus.

130	Precise in a world that isn’t.SM

SPDR® S&P® 1500 Momentum Tilt ETF

INVESTMENT OBJECTIVE

The SPDR S&P 1500 Momentum Tilt ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of U.S. equity securities exhibiting price momentum.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.35%
DISTRIBUTION AND SERVICE (12b-1) FEES (1)	None
OTHER EXPENSES (2)	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.35%

(1)	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3
$36	$113

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the S&P 1500 Positive Momentum Tilt Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material

Precise in a world that isn’t.SM	131

change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index applies an alternative weighting methodology to the S&P Composite 1500 Index so that stocks with relatively high momentum are overweight relative to the S&P Composite 1500 Index and stocks with relatively low momentum are underweight. The S&P Composite 1500 Index, one of the leading indices of the U.S. equity market, is a capitalization-weighted combination of the large-cap S&P 500 Index, the S&P MidCap 400 Index, and the S&P SmallCap 600 Index. A “momentum” style of investing emphasizes investing in securities that have had higher recent price performance compared to other securities. In constructing the Index, S&P Dow Jones Indices LLC (“Index Provider”) estimates the momentum of each stock in the S&P Composite 1500 Index based on its price performance over the 11 months ending one month before the index rebalancing date, and ranks all 1,500 Index constituents in order of momentum. S&P then forms 20 sub-portfolios of approximately equal market capitalization, grouped by momentum. S&P defines a sub-portfolio allocation factor so that a sub-portfolio with relatively high momentum will have a higher allocation factor than a sub-portfolio with relatively low momentum. The weight of each stock in the Index is proportionate to its market capitalization and to its sub-portfolio allocation factor. The Index is rebalanced quarterly on or about the end of January, April, July, and October. As of September 30, 2012, there were approximately 1,486 securities in the Index.

The Index is sponsored by the Index Provider which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

EQUITY INVESTING RISK:  An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

MOMENTUM RISK:  The Fund employs a “momentum” style of investing that emphasizes investing in securities that have had higher recent price performance compared to other securities. This style of investing is subject to the risk that these securities may be more volatile than a broad cross-section of securities or that the returns on securities that have previously exhibited price momentum are less than returns on other styles of investing or the overall stock market. Momentum can turn quickly and cause significant variation from other types of investments.

UNCONSTRAINED SECTOR RISK:  The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from period to period. To the extent the Fund invests a substantial portion of its assets in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified across sectors.

TURNOVER RISK:  The Fund may have higher portfolio turnover than a fund that seeks to track a traditionally weighted index. A high rate of portfolio turnover could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance.

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NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns based on net assets and comparing the Fund’s performance to the Index.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily and John Tucker.

MIKE FEEHILY, CFA, is a Managing Director of the Adviser. He joined the Adviser in 1997, moved to State Street Global Markets LLC in 2006 and rejoined the Adviser in 2010.

JOHN TUCKER, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases, Sales and Taxes” on page 141 of the Prospectus.

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SPDR® S&P® 1500 Volatility Tilt ETF

INVESTMENT OBJECTIVE

The SPDR S&P 1500 Volatility Tilt ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of U.S. equity securities based on low price volatility.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.35%
Distribution and Service (12b-1) Fees (1)	None
Other Expenses (2)	0.00%
Total Annual Fund Operating Expenses	0.35%

(1)	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

(2) “Other Expenses” are based on estimated amounts for the current fiscal year.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3
$36	$113

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the S&P 1500 Reduced Volatility Tilt Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the

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Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index applies an alternative weighting methodology to the S&P Composite 1500 Index so that stocks with relatively low volatility are overweight relative to the S&P Composite 1500 Index and stocks with relatively high volatility are underweight. The S&P 1500 Index, one of the leading indices of the U.S. equity market, is a capitalization-weighted combination of the large-cap S&P 500 Index, the S&P MidCap 400 Index, and the S&P SmallCap 600 Index. In constructing the Index, S&P Dow Jones Indices LLC estimates the volatility of each stock in the S&P Composite 1500 Index based on its monthly price return variance over the past five years, and ranks all 1,500 index constituents in order of volatility. S&P then forms 20 sub-portfolios of approximately equal market capitalization, grouped by volatility. S&P derives a sub-portfolio allocation factor using the inverse of each sub-portfolio’s volatility, so that a sub-portfolio with relatively low volatility will have a higher allocation factor than a sub-portfolio with relatively high volatility. The weight of each stock in the Index is proportionate to its market capitalization and to its sub-portfolio allocation factor. The Index is rebalanced annually after the close of business on the third Friday of April. As of September 30, 2012, there were approximately 1,500 securities in the Index.

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

EQUITY INVESTING RISK:  An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

UNCONSTRAINED SECTOR RISK:  The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from period to period. To the extent the Fund is concentrated in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified across sectors.

TURNOVER RISK:  The Fund may have higher portfolio turnover than a fund that seeks to track a traditionally weighted index. A high rate of portfolio turnover could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance.

VOLATILITY RISK:  The Fund, in seeking to track an Index containing lower volatility stocks, may underperform other types of investments, particularly during periods of high growth.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

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FUND PERFORMANCE

The Fund had not commenced operations as of the date of this Prospectus and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily and John Tucker.

MIKE FEEHILY, CFA, is a Managing Director of the Adviser. He joined the Adviser in 1997, moved to State Street Global Markets LLC in 2006 and rejoined the Adviser in 2010.

JOHN TUCKER, CFA, is a Senior Managing Director of the Adviser.

He joined the Adviser in 1988.

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases, Sales and Taxes” on page 141 of the Prospectus.

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SPDR® Wells Fargo® Preferred Stock ETF

INVESTMENT OBJECTIVE

The SPDR Wells Fargo Preferred Stock ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon Preferred Securities (as defined below).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.45%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.45%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$46	$144	$252	$567

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 69% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the Wells Fargo Hybrid and Preferred Securities Aggregate Index (the “Index”), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund).

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The Index is a modified market capitalization weighted index designed to measure the performance of non-convertible preferred stock and securities that are functionally equivalent to preferred stock, including, but not limited to, depositary preferred securities, perpetual subordinated debt and certain securities issued by banks and other financial institutions that are eligible for capital treatment with respect to such instruments akin to that received for issuance of straight preferred stock (collectively, “Preferred Securities”). Preferred Securities generally pay fixed rate distributions and typically have “preference” over common stock in the payment of distributions and the liquidation of a company’s assets — preference means that a company must pay distributions on its Preferred Securities before paying dividends on its common stock, and the claims of Preferred Securities holders are ahead of common stockholders’ claims on assets in a corporate liquidation. The Index includes Preferred Securities that meet the following criteria: (i) are non-convertible; (ii) have a par amount of $25; (iii) are listed on the New York Stock Exchange or NYSE Arca, Inc. (“NYSE Arca”); (iv) maintain a minimum par value of $250 million; (v) are U.S. dollar denominated; (vi) are rated investment grade by one of Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Services; (vii) are publicly registered or exempt from registration under the Securities Act of 1933; and (viii) have a minimum monthly trading volume during each of the last six months of at least 250,000 trading units. The Index does not include auction rate preferred securities, convertible preferred shares, securities subject to sinking fund provisions, shares in closed-end funds, municipal securities, or repackaged securities linked to a security, a basket of securities or an index. The Index is rebalanced monthly, on the final NYSE Arca trading day of each month. Issuers of Preferred Securities may be either U.S. based or foreign. As of September 30, 2012, the Index was comprised of 134 Preferred Securities.

The Index is sponsored by Wells Fargo & Company (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

PREFERRED SECURITIES RISK:  There are special risks associated with investing in Preferred Securities. Generally, Preferred Security holders (such as the Fund) have no voting rights with respect to the issuing company unless certain events occur. In addition, Preferred Securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. Unlike debt securities, dividend payments on a Preferred Security typically must be declared by the issuer’s board of directors. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if such dividends have accrued), and may suspend payment of dividends on Preferred Securities at any time. In the event an issuer of Preferred Securities experiences economic difficulties, the issuer’s Preferred Securities may lose substantial value due to the reduced likelihood that the issuer’s board of directors will declare a dividend and the fact that the Preferred Security may be subordinated to other securities of the same issuer. There is a chance that the issuer of any of the Fund’s holdings will default (fail to make scheduled dividend payments on the Preferred Security or scheduled interest payments on other obligations of the issuer not held by the Fund).

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INTEREST RATE RISK:  Because many Preferred Securities pay dividends at a fixed rate, their market price can be sensitive to changes in interest rates in a manner similar to bonds — that is, as interest rates rise, the value of the Preferred Securities held by the Fund are likely to decline. To the extent that the Fund invests a substantial portion of its assets in fixed rate Preferred Securities, rising interest rates may cause the value of the Fund’s investments to decline significantly.

ISSUER RISK:  Because many Preferred Securities allow holders to convert the Preferred Securities into common stock of the issuer, their market price can be sensitive to changes in the value of the issuer’s common stock and, therefore, declining common stock values may also cause the value of the Fund’s investments to decline.

CALL RISK:  Preferred Securities often have call features which allow the issuer to redeem the security at its discretion. The redemption of a Preferred Security having a higher than average yield may cause a decrease in the Fund’s yield.

FINANCIAL SECTOR RISK:  Preferred Securities may be issued by financial institutions. Financial institutions are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, the recent deterioration of the credit markets generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and caused certain financial institutions to incur large losses. Numerous financial institutions have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial institutions to experience a dramatic decline in value. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector.

FOREIGN SECURITIES RISK:  Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. These risks may be heightened in connection with investments in developing or emerging countries.

EQUITY INVESTING RISK:  An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

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FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.

ANNUAL TOTAL RETURN (year ended 12/31)*

Highest Quarterly Return: 10.56%% (Q3 2010)

Lowest Quarterly Return: -5.52% (Q3 2011)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was 12.74%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	ONE YEAR	SINCE INCEPTION (9/16/09)
RETURN BEFORE TAXES	0.90%	9.14%
RETURN AFTER TAXES ON DISTRIBUTIONS	-1.18%	6.97%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	0.87%	6.67%
WELLS FARGO HYBRID AND PREFERRED SECURITIES AGGREGATE INDEX (reflects no deduction for fees, expenses or taxes)	0.87%	9.50%

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA Funds Management, Inc. serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily and John Tucker.

MIKE FEEHILY, CFA, is a Managing Director of the Adviser. He joined the Adviser in 1997, moved to State Street Global Markets LLC in 2006 and rejoined the Adviser in 2010.

JOHN TUCKER, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases, Sales and Taxes” on page 141 of the Prospectus.

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SUMMARY INFORMATION ABOUT PURCHASES, SALES AND TAXES

PURCHASE AND SALE INFORMATION

A Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 50,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.

Individual Shares of a Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

Each Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

ADDITIONAL STRATEGIES INFORMATION

PRINCIPAL STRATEGIES

GENERAL.  The Adviser seeks to track the performance of a Fund’s Index as closely as possible (i.e., obtain a high degree of correlation with the Index). A number of factors may affect a Fund’s ability to achieve a high degree of correlation with its Index, and there can be no guarantee that a Fund will achieve a high degree of correlation.

Under various circumstances where it may not be possible or practical to purchase all of the securities in the benchmark Index for each Fund or amounts of such securities in proportion to their weighting in the Index, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Index, in instances when a security in the Index becomes temporarily illiquid, unavailable or less liquid, or due to legal restrictions (such as diversification requirements that apply to the Fund but not the Index), and in particular with respect to the SPDR Dow Jones Total Market ETF, SPDR S&P Dividend ETF, SPDR S&P 1500 Value Tilt ETF, SPDR S&P 1500 Momentum Tilt ETF and SPDR S&P 1500 Volatility Tilt ETF, the Adviser intends to employ a sampling strategy in managing the Funds. Sampling means that the Adviser uses quantitative analysis to select securities, including securities in the Index, outside of the Index and derivatives, that have a similar investment profile as the relevant Index in terms of key risk factors, performance attributes and other economic characteristics. These include industry weightings, market capitalization, and other financial characteristics of securities. The quantity of holdings in each Fund will be based on a number of factors, including asset size of the Fund. In addition, from time to time, securities are added to or removed from each Index. The Adviser may sell securities that are represented in an Index, or purchase securities that are not yet represented in an Index, in anticipation of their removal from or addition to an Index. Further, the Adviser may choose to overweight securities in an Index, purchase or sell securities not in an Index, or utilize various combinations of other available techniques, in seeking to track an Index.

Certain of the Funds, as described in the Statement of Additional Information (“SAI”), have adopted a non-fundamental investment policy to invest at least 80% of their respective net assets in investments suggested by their respective names, measured at the time of investment. A Fund will provide shareholders with at least 60 days notice prior to any material change

Precise in a world that isn’t.SM	141

in this 80% investment policy. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. The Board of Trustees of the Trust (the “Board”) may change a Fund’s investment strategy, Index and other policies without shareholder approval, except as otherwise indicated in this Prospectus or in the SAI. Each Fund will provide shareholders with at least 60 days notice prior to changing its Index. The Board may also change a Fund’s investment objective without shareholder approval.

NON-PRINCIPAL STRATEGIES

CERTAIN OTHER INVESTMENTS. Each Fund may invest in convertible securities, variable rate demand notes (VRDNs), commercial paper, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors such as the movement of a particular security or index), swaps and in options and futures contracts. Swaps, options and futures contracts, convertible securities and structured notes may be used by a Fund in seeking performance that corresponds to its Index and in managing cash flows.

TEMPORARY DEFENSIVE POSITIONS. In certain situations or market conditions, a Fund may temporarily depart from its normal investment policies and strategies, provided that the alternative is consistent with the Fund’s investment objective and is in the best interest of the Fund. For example, a Fund may make larger than normal investments in derivatives to maintain exposure to its Index if it is unable to invest directly in a component security.

BORROWING MONEY. Each Fund may borrow money from a bank as permitted by the Investment Company Act of 1940, as amended (“1940 Act”) or other governing statute, by the Rules thereunder, or by the U.S. Securities and Exchange Commission (“SEC”) or other regulatory agency with authority over the Fund, but only for temporary or emergency purposes. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). Certain Funds may also invest in reverse repurchase agreements, which are considered borrowings under the 1940 Act. Although there is no limit on the percentage of Fund assets that can be used in connection with reverse repurchase agreements, the Funds do not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1/3% of its total assets.

LENDING SECURITIES. Each Fund may lend its portfolio securities in an amount not to exceed one third (33 1/3%) of the value of its total assets via a securities lending program through its securities lending agent, State Street Bank and Trust Company (“State Street” or “Lending Agent”), to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows a Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. A Fund will receive collateral for each loaned security which is at least equal to the market value of that security, marked to market each trading day. In the securities lending program, the borrower generally has the right to vote the loaned securities, however a Fund may call loans to vote proxies if a material issue affecting the Fund’s economic interest in the investment is to be voted upon. Security loans may be terminated at any time by a Fund.

ADDITIONAL RISK INFORMATION

The following section provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund Summary along with additional risk information. Risk information is applicable to all Funds unless otherwise noted.

PRINCIPAL RISKS

MARKET RISK:  An investment in a Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

FOREIGN INVESTMENT RISK (SPDR GLOBAL DOW ETF AND SPDR WELLS FARGO PREFERRED STOCK ETF ONLY):  Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities.

FOREIGN SECURITIES.  A Fund may invest in foreign securities, including non-U.S. dollar-denominated securities traded outside of the United States and U.S. dollar-denominated securities of foreign issuers

142	Precise in a world that isn’t.SM

traded in the United States. Foreign securities also include ADRs which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investment in ADRs may be less liquid than the liquidity of the underlying shares in their primary trading market. Foreign securities also include Global Depositary Receipts (“GDRs”), which are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile.

DEPOSITARY RECEIPTS MAY BE “SPONSORED” OR “UNSPONSORED.”  Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

DEPOSITARY RECEIPTS MAY BE UNREGISTERED AND UNLISTED.  A Fund’s investments may also include ADRs and GDRs that are not purchased in the public markets and are restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933, as amended (“Securities Act”). The Adviser will determine the liquidity of such investments pursuant to guidelines established by the Board. If a particular investment in such ADRs or GDRs is deemed illiquid, that investment will be included within a Fund’s limitation on investment in illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Fund’s decision to sell these types of ADRs or GDRs and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

FOREIGN SECURITIES INVOLVE SPECIAL RISKS AND COSTS. Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Changes to the financial condition or credit rating of foreign issuers may also adversely affect the value of the Fund’s securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

CURRENCY RISK.  Each Fund’s net asset value is determined on the basis of U.S. dollars, therefore, a Fund may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of a Fund’s holdings goes up.

POLITICAL AND ECONOMIC RISK.  The Funds are subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a foreign country could cause a Fund’s investments to experience gains or losses. A Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

FOREIGN MARKET AND TRADING RISK.  The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that

Precise in a world that isn’t.SM	143

make it difficult for a Fund to buy and sell securities. These factors could result in a loss to a Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

EMERGING MARKETS RISK (SPDR GLOBAL DOW ETF ONLY).  Some foreign markets in which the Fund may invest are considered to be emerging markets. Investment in these emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. These economies are less developed and can be overly reliant on particular industries and more vulnerable to changes in international trade, trade barriers and other protectionist or retaliatory measures. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight and the volatility of emerging markets may be heightened by the actions of a few major investors. Some governments exercise substantial influence over the private economic sector and the social and political uncertainties that exist for many developing countries is significant. In adverse social and political circumstances, governments have been involved in policies of expropriation, confiscatory taxation, nationalism, intervention in the securities markets and trade settlement, and imposition of foreign investment restrictions and exchange controls, and these could be repeated in the future. In certain emerging markets, investments may be subject to heightened risks with regard to ownership and custody of securities. For example, security ownership may be evidenced by entries in the books of a company or its registrar, which may not be independent of the issuer, instead of through a central registration system and without effective government supervision. Particularly with respect to the Fund’s investment in actual foreign securities, the possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists could, along with other factors, result in the registration of the Fund’s shareholding being completely lost and cause the Fund to suffer an investment loss. For these and other reasons, investments in emerging markets are often considered speculative.

NON-PRINCIPAL RISKS

TRADING ISSUES.  Although Shares are listed for trading on NYSE Arca, Inc. (the “Exchange”) and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that the Shares will trade with any volume, or at all, on any stock exchange.

FLUCTUATION OF NET ASSET VALUE; SHARE PREMIUMS AND DISCOUNTS.  The net asset value of the Shares will generally fluctuate with changes in the market value of a Fund’s securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in a Fund’s net asset value and supply and demand of Shares on the Exchange. It cannot be predicted whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of an Index trading individually or in the aggregate at any point in time. The market prices of Shares may deviate significantly from the net asset value of the Shares during periods of market volatility. However, given that Shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser, and Sub-Adviser as applicable, believes that large discounts or premiums to the net asset value of Shares should not be sustained over long periods. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to a Fund’s net asset value, disruptions to creations and redemptions or market volatility may result in trading prices that differ significantly from such Fund’s net asset value. If an investor purchases Shares at a time when the market price is at a premium to the net asset value of the Shares or sells at a time when the market price is at a

144	Precise in a world that isn’t.SM

discount to the net asset value of the Shares, then the investor may sustain losses.

COSTS OF BUYING OR SELLING SHARES.  Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if a Fund’s Shares have more trading volume and market liquidity and higher if a Fund’s Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

LENDING OF SECURITIES.  Although the Funds are indemnified by the Lending Agent for losses incurred in connection with a borrower’s default with respect to a loan, the Funds bear the risk of loss of investing cash collateral and may be required to make payments to a borrower upon return of loaned securities if invested collateral has declined in value. Furthermore, because of the risks in delay of recovery, a Fund may lose the opportunity to sell the securities at a desirable price, and the Fund will generally not have the right to vote securities while they are being loaned.

CONCENTRATION. A Fund’s assets will generally be concentrated in an industry or group of industries to the extent that the Fund’s underlying Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, a Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries.

MONEY MARKET FUND INVESTMENTS.  Although money market funds generally seek to preserve the value of their shares at $1.00 per share, it is possible that a Fund could lose money by investing in a money market fund.

Investments in money market funds have traditionally not been and currently are not federally insured.

INVESTMENT STYLE RISK:  Funds that have not been designated as a “large cap”, “mid cap”, “small cap”, “micro cap”, “growth” or “value” fund may nonetheless invest in companies that fall within a particular investment style from time to time. Risks associated with these types of companies are set forth below:

LARGE CAP RISK:  Returns on investments in stocks of large companies could trail the returns on investments in stocks of smaller and mid-sized companies.

MID CAP RISK:  Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

SMALL CAP RISK:  Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small companies could trail the returns on investments in stocks of larger companies.

MICRO CAP RISK:  Micro cap companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, micro cap companies may be less financially secure than large-, mid- and small-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro cap stock prices may be more volatile than large-, mid- and small-capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market.

GROWTH RISK:  The market values of growth stocks may be more volatile than other types of investments. The prices of growth stocks tend to reflect future expectations, and when those expectations change or are not met, share prices generally fall. The returns on “growth” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market.

Precise in a world that isn’t.SM	145

VALUE RISK:  A “value” style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market.

DERIVATIVES.  A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset (such as stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). Each Fund may invest in futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are also subject to credit risk because a Fund could lose money when a contracting party is unable to meet its contractual obligations in a timely manner or negative perceptions of a contracting party’s ability to meet its obligations cause the derivative to decline in value.

CONTINUOUS OFFERING.  The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by each Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, may occur.

Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the principal underwriter, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus or summary prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act.

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MANAGEMENT

ADVISER.  SSgA FM serves as the investment adviser to each Fund and, subject to the supervision of the Board, is responsible for the investment management of the Funds. The Adviser provides an investment management program for each Fund and manages the investment of the Funds’ assets. The Adviser and other affiliates of State Street Corporation make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. As of August 31, 2012, the Adviser managed approximately $259.06 billion in assets and SSgA managed approximately $1.94 trillion in assets. The Adviser’s principal business address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

For the services provided to each Fund under the Investment Advisory Agreement, for the fiscal year ended June 30, 2012, each Fund paid the Adviser the annual fees based on a percentage of each Fund’s average daily net assets as set forth below:

SPDR Dow Jones Total Market ETF	0.20%
SPDR Dow Jones Large Cap ETF	0.20%
SPDR S&P 500 Growth ETF	0.20%
SPDR S&P 500 Value ETF	0.20%
SPDR Dow Jones Mid Cap ETF	0.25%
SPDR S&P 400 Mid Cap Growth ETF	0.25%
SPDR S&P 400 Mid Cap Value ETF	0.25%
SPDR S&P 600 Small Cap ETF	0.20%
SPDR S&P 600 Small Cap Growth ETF	0.25%
SPDR S&P 600 Small Cap Value ETF	0.25%
SPDR Global Dow ETF	0.50%
SPDR Dow Jones REIT ETF	0.25%
SPDR S&P Bank ETF	0.35%
SPDR S&P Capital Markets ETF	0.35%
SPDR S&P Insurance ETF	0.35%
SPDR S&P Mortgage Finance ETF	0.35%
SPDR S&P Regional Banking ETF	0.35%
SPDR Morgan Stanley Technology ETF	0.50%
SPDR S&P Dividend ETF	0.35%
SPDR S&P Aerospace & Defense ETF	0.35%
SPDR S&P Biotech ETF	0.35%
SPDR S&P Building & Construction ETF(1)	0.35%
SPDR S&P Computer Hardware ETF(1)	0.35%
SPDR S&P Food & Beverage ETF(1)	0.35%
SPDR S&P Health Care Equipment ETF	0.35%
SPDR S&P Health Care Services ETF	0.35%
SPDR S&P Homebuilders ETF	0.35%
SPDR S&P LeisureTime ETF(1)	0.35%

SPDR S&P Metals & Mining ETF	0.35%
SPDR S&P Oil & Gas Equipment & Services ETF	0.35%
SPDR S&P Oil & Gas Exploration & Production ETF	0.35%
SPDR S&P Outsourcing & IT Consulting ETF(1)	0.35%
SPDR S&P Pharmaceuticals ETF	0.35%
SPDR S&P Retail ETF	0.35%
SPDR S&P Semiconductor ETF	0.35%
SPDR S&P Software & Services ETF	0.35%
SPDR S&P Telecom ETF	0.35%
SPDR S&P Transportation ETF	0.35%
SPDR S&P 1500 Value Tilt ETF(1)	0.35%
SPDR S&P 1500 Momentum Tilt ETF(1)	0.35%
SPDR S&P 1500 Volatility Tilt ETF(1)	0.35%
SPDR Wells Fargo Preferred Stock ETF	0.45%

(1)	Fund had not commenced operation as of June 30, 2012.

From time to time, the Adviser may waive all or a portion of its fee, although it does not currently intend to do so. The Adviser pays all expenses of each Fund other than the management fee, distribution fee pursuant to each Fund’s Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee’s counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.

INVESTMENT SUB-ADVISER – SPDR DOW JONES REIT ETF (THROUGH DECEMBER 31, 2012).  Pursuant to the Advisory Agreement between the SPDR Dow Jones REIT ETF and the Adviser, the Adviser is authorized to engage one or more sub-advisers for the performance of any of the services contemplated to be rendered by the Adviser. The Adviser has retained The Tuckerman Group LLC (“Tuckerman”), an affiliate of the Adviser, as sub-adviser, to be responsible for the day to day management of the SPDR Dow Jones REIT ETF’s investments, subject to supervision of the Adviser and the Board. The Adviser provides administrative, compliance and general management services to the Fund. Since its organization on April 28, 1999, Tuckerman has provided investment management services to institutional investors and other mutual funds. As of August 31, 2012, Tuckerman managed approximately $10.45 billion in assets. Tuckerman’s principal business address is Four International Drive, Suite 230, Rye Brook, New York 10573.

In accordance with the Sub-Advisory Agreement between the Adviser and Tuckerman, the Adviser pays Tuckerman a fee based on the Fund’s average daily net assets. The Fund is not responsible for the fees paid to Tuckerman.

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A discussion regarding the Board’s consideration of the Investment Advisory Agreement and Sub-Advisory Agreement can be found in the Trust’s Semi-Annual Report to Shareholders for the period ended December 31, 2011.

The Adviser and the Trust are seeking an exemptive order from the SEC that will permit the Adviser, with the approval of the Independent Trustees of the Trust, to retain and amend existing sub-advisory agreements with unaffiliated investment sub-advisers for the Funds without submitting the sub-advisory agreement to a vote of the respective Fund’s shareholders. The Trust will notify shareholders in the event of any change in the identity of such sub-adviser or sub-advisers. The Adviser has ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee each sub-adviser and recommend their hiring, termination and replacement. If the exemptive relief is obtained, the Adviser will not be required to disclose fees paid to sub-advisers. Approval by a Fund’s shareholders would be required before any authority granted under an exemptive order could be exercised.

PORTFOLIO MANAGERS.  The Adviser and, with respect to the SPDR Dow Jones REIT ETF through December 31, 2012, Tuckerman, manage the Funds using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within each team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within SSgA. Each portfolio management team is overseen by the SSgA Investment Committee.

The professionals primarily responsible for the day-to-day management of each Fund (SPDR Dow Jones REIT ETF starting January 1, 2013), include Mike Feehily and John Tucker. The professionals primarily responsible for the day-to-day management of the SPDR Dow Jones REIT ETF through December 31, 2012 are Amos J. Rogers III and Sophia Banar.

MIKE FEEHILY.  Mr. Feehily, CFA, is a Managing Director of SSgA and the Adviser and Co-Head of Passive Equity Strategies in North America in the Global Equity Beta Solutions Group. In this capacity, Mr. Feehily has oversight of the North American Passive Equity teams in

Boston and Montreal. In addition, Mr. Feehily is a member of the Senior Management Group. Mr. Feehily rejoined SSgA in 2010 after spending the previous four years at State Street Global Markets LLC, where he helped to build the Exposure Solutions business. This group created and managed portfolios that were designed to meet the short-term market exposure needs of institutional clients. Prior to this, Mr. Feehily had been Head of the US Passive Equity Team within SSgA. He joined SSgA in 1997. Mr. Feehily received a Bachelor of Science Degree from Babson College in Finance, Investments, and Economics. He received an MBA in Finance from Bentley College and also earned the Chartered Financial Analyst designation. He is a member of the Boston Security Analysts Society and the CFA Institute. Mr. Feehily is also a former member of the Russell Index Client Advisory Board.

JOHN TUCKER.  Mr. Tucker, CFA, is a Senior Managing Director of SSgA and the Adviser and Co-Head of Passive Equity Strategies in North America in the Global Equity Beta Solutions Group. He joined the firm in 1988 and is responsible for overseeing the management of all equity index strategies and Exchange Traded Funds managed in North America. He is a member of the Senior Management Group. Previously, Mr. Tucker was head of the Structured Products Group in SSgA’s London office where he was responsible for the management of all index strategies in SSgA’s second largest investment center. Mr. Tucker received a BA in Economics from Trinity College and an MS in Finance from Boston College. He is a member of the Boston Security Analysts Society and the CFA Institute.

SPDR Dow Jones REIT ETF Portfolio Management Team:

AMOS ROGERS.  Mr. Rogers is Managing Director of the Tuckerman Group with over 20 years of commercial real estate lending and asset management experience. He has been with the Tuckerman group since 2003. He leads the real estate securities business and is the portfolio manager for the REIT investment strategies. Prior to joining the Tuckerman Group, he spent eight years at Citicorp, holding various positions in the real estate division. Mr. Rogers received his undergraduate degree from Clarkson University, and holds an MS degree in Management with a concentration in Real Estate Finance from the M.I.T. – Sloan School of Management.

SOPHIA BANAR.  Ms. Banar is a Securities Analyst and a Portfolio Manager for the Tuckerman Group. She performs fundamental analysis of the REIT universe for the active strategy and provides oversight on

148	Precise in a world that isn’t.SM

implementation of index strategies. She joined the Tuckerman Group from State Street Corporation where she was an Analyst for the Wealth Manager Services division. Prior to joining State Street Corporation in 2004, Ms. Banar spent five years as a consultant with CSC Consulting Inc. Ms. Banar received her BS in Management from Bentley University, and holds an MBA with a concentration in Finance from Columbia University Graduate Business School.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds is available in the SAI.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street, part of State Street Corporation, is the Administrator for the Funds, the Custodian for each Fund’s assets and serves as Transfer Agent to the Funds.

LENDING AGENT.  State Street is the securities lending agent for the Trust. For its services, the lending agent would typically receive a portion of the net investment income, if any, earned on the collateral for the securities loaned.

DISTRIBUTOR.  State Street Global Markets, LLC (the “Distributor”), part of State Street Corporation, is the distributor of the Funds’ Shares. The Distributor will not distribute Shares in less than Creation Units, and it does not maintain a secondary market in the Shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of Creation Units of Shares.

INDEX/TRADEMARK LICENSES/DISCLAIMERS

The Index Providers are not affiliated with the Trust, the Adviser, the Sub-Adviser, the Funds’ administrator, custodian, transfer agent or distributor, or any of their respective affiliates. The Adviser (“Licensee”) has entered into license agreements with the Index Providers pursuant to which the Adviser pays a fee to use their respective Indexes. The Adviser is sub-licensing rights to the Indexes to the Funds at no charge.

MORGAN STANLEY TECHNOLOGY INDEX.  The SPDR Morgan Stanley Technology ETF is not sponsored, endorsed, sold or promoted by Morgan Stanley & Co. Incorporated or any of its affiliates (collectively “MSC”). Neither MSC nor any other party makes any representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding the advisability of investing in funds generally or in this Fund particularly or the ability of the Morgan Stanley Technology Index to track general stock market performance. MSC is the licensor of certain trademarks, service marks and trade names of MSC and the Morgan Stanley Technology Index which are determined, composed and calculated by the Exchange without regard to the issuer of this Fund or the owners of this Fund. Neither the Exchange nor MSC has any obligation to take the needs of the issuer of the Fund or the owners of this Fund into consideration in determining, composing or calculating the Morgan Stanley Technology Index. MSC is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in determination or calculation of the equation by which the Fund is redeemable for cash. Neither MSC nor any other party has any obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

Although the Exchange and MSC shall obtain information for inclusion in or for use in the calculation of the Index from sources which they consider reliable, neither the Exchange, MSC nor any other party guarantees the accuracy and/or the completeness of the Index or any data included therein. Neither the Exchange, MSC nor any other party makes any warranty, express or implied, as to results to be obtained by the Adviser, the Adviser’s customers and counterparties, owners of the Fund, or any other person or entity from the use of the Index or any data included therein in connection with the rights licensed hereunder or for any other use. Neither MSC nor any other party makes any express or implied warranties, and MSC hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall MSC or any other party have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

S&P INDEXES: “Dow Jones U.S. Large-Cap Total Stock Market Index,” “Dow Jones U.S. Mid-Cap Total Stock Market Index,” “The Global Dow,” “Dow Jones U.S. Select REIT Index,” “Dow Jones U.S. Total Stock Market Index,” “S&P 500 Growth Index,” “S&P 500 Value Index,” “S&P MidCap 400 Growth Index,” “S&P MidCap 400 Value Index,” “S&P SmallCap 600 Index,” “S&P SmallCap 600 Growth Index,” “S&P SmallCap 600 Value Index,” “S&P Composite 1500 Index,” “S&P High Yield Dividend Aristocrats Index,” “S&P Banks Select Industry Index,” “S&P Capital Markets Select Industry Index,” “S&P Insurance Select Industry Index,” “S&P Mortgage

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Finance Select Industry Index,” “S&P Regional Banks Select Industry Index,” “S&P Aerospace & Defense Select Industry Index,” “S&P Biotechnology Select Industry Index,” “S&P Building & Construction Select Industry Index,” “S&P Computer Hardware Select Industry Index,” “S&P Food & Beverage Select Industry Index,” “S&P Health Care Equipment Select Industry Index,” “S&P Health Care Services Select Industry Index,” “S&P Homebuilders Select Industry Index,” “S&P LeisureTime Select Industry Index,” “S&P Metals & Mining Select Industry Index,” “S&P Oil & Gas Equipment & Services Select Industry Index,” “S&P Oil & Gas Exploration & Production Select Industry Index,” “S&P Outsourcing & IT Consulting Select Industry Index,” “S&P Pharmaceuticals Select Industry Index,” “S&P Retail Select Industry Index,” “S&P Semiconductor Select Industry Index,” “S&P Software & Services Select Industry Index,” “S&P Telecom Select Industry Index,” “S&P Transportation Select Industry Index,” “S&P Total Stock Market Index,” “S&P 1500 Low Valuation Tilt Index,” “S&P 1500 Positive Momentum Tilt Index,” “S&P 1500 Reduced Volatility Tilt Index,” (together, the “S&P Indexes”), “S&P,” “S&P 1500,” and “Standard & Poor’s 1500”, are trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use by S&P Dow Jones Indices LLC and sub-licensed for use by the Adviser.

THE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P DOW JONES INDICES LLC, ITS AFFILIATES, AND/OR THIRD PARTY LICENSORS (INCLUDING, WITHOUT LIMITATION, DOW JONES & COMPANY, INC.) (COLLECTIVELY, “S&P”). S&P MAKES NO REPRESENTATION, CONDITION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUNDS PARTICULARLY OR THE ABILITY OF THE S&P INDEXES TO TRACK MARKET PERFORMANCE AND/OR TO ACHIEVE THEIR STATED OBJECTIVE AND/OR TO FORM THE BASIS OF A SUCCESSFUL INVESTMENT STRATEGY, AS APPLICABLE. S&P’S ONLY RELATIONSHIP TO THE ADVISER IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES AND OF THE S&P INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE ADVISER OR THE FUNDS. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE ADVISER OR THE OWNERS OF OR INVESTORS IN THE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P INDEXES OR ANY DATA INCLUDED THEREIN OR USED TO

CALCULATE THE S&P INDEXES. S&P DOW JONES INDICES LLC IS NOT AN ADVISOR TO THE FUNDS. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUNDS OR THE TIMING OF THE ISSUANCE OR SALE OF THE FUNDS OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH FUND SHARES ARE TO BE CONVERTED INTO CASH. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING, OR TRADING OF THE FUNDS.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P INDEXES OR ANY DATA INCLUDED THEREIN OR USED TO CALCULATE THE S&P INDEXES AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO REPRESENTATION, WARRANTY OR CONDITION, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF OR INVESTORS IN THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEXES OR ANY DATA INCLUDED THEREIN OR USED TO CALCULATE THE S&P INDEXES. S&P MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS, WARRANTIES OR CONDITIONS, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANT ABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE S&P INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS) RESULTING FROM THE USE OF THE S&P INDEXES OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

WELLS FARGOSM hybrid and preferred securities aggregate index: SPDR Wells Fargo Preferred Stock ETF (the “ETF”) is not sponsored, issued or advised by Wells Fargo & Company, Wells Fargo Securities, LLC or their subsidiaries and affiliates (collectively, “Wells Fargo”). Wells Fargo makes no representation or warranty, express or implied, to the ETF’s investors or any member of the public regarding the performance of the Wells FargoSM Hybrid and Preferred Securities Aggregate Index or this ETF or the ability of any data supplied by Wells

150	Precise in a world that isn’t.SM

Fargo or any index to track financial instruments comprising the Wells FargoSM Hybrid and Preferred Securities Aggregate Index or any trading market. Wells Fargo’s only relationship to State Street Global Advisors is the licensing of certain trademarks and trade names of Wells Fargo and of the data supplied by Wells Fargo that is determined, composed and calculated by Wells Fargo or a third party index calculator, without regard to this ETF or its common shares. Wells Fargo has no obligation to take the needs of or the ETF into consideration when determining, composing or calculating the data. Wells Fargo has no obligation or liability in connection with the administration, marketing or trading of this ETF.

WELLS FARGO DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY DATA SUPPLIED BY IT OR ANY DATA INCLUDED THEREIN. WELLS FARGO MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY STATE STREET GLOBAL ADVISORS AND THE ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DATA SUPPLIED BY WELLS FARGO OR ANY DATA INCLUDED THEREIN. WELLS FARGO MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DATA SUPPLIED BY WELLS FARGO OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL WELLS FARGO HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NEW YORK STOCK EXCHANGE ARCA INC. (“NYSE ARCA”) IS NOT AFFILIATED WITH STATE STREET GLOBAL ADVISORS OR WELLS FARGO AND DOES NOT APPROVE, ENDORSE, REVIEW OR RECOMMEND WELLS FARGO, STATE STREET GLOBAL ADVISORS OR SPDR WELLS FARGO PREFERRED STOCK ETF.

SPDR Wells Fargo Preferred Stock ETF is based on the Wells FargoSM Hybrid and Preferred Securities Aggregate Index and the value of the Wells FargoSM Hybrid and Preferred Securities Aggregate Index is derived from sources deemed reliable, but the NYSE ARCA and its suppliers do not guarantee the correctness or completeness of Wells FargoSM Hybrid and Preferred Securities Aggregate Index, their values or other information furnished in connection with Wells FargoSM Hybrid and Preferred Securities Aggregate Index. THE NYSE ARCA MAKES NO WARRANTY, EXPRESS OR

IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY ANY PERSON OR ENTITY FROM THE USE OF THE WELLS FARGOSM HYBRID AND PREFERRED SECURITIES AGGREGATE INDEX, TRADING BASED ON THE INDEX, OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE TRADING OF STATE STREET GLOBAL ADVISORS’ PRODUCTS, OR FOR ANY OTHER USE. WELLS FARGO AND NYSE ARCA MAKE NO WARRANTIES, EXPRESS OR IMPLIED, AND HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE WELLS FARGOsm HYBRID AND PREFERRED SECURITIES AGGREGATE INDEX OR ANY DATA INCLUDED THEREIN.

SPDR TRADEMARK. The “SPDR” trademark is used under license from Standard & Poor’s Financial Services LLC. No Fund offered by the Trust or its affiliates is sponsored, endorsed, sold or promoted by S&P or its affiliates. S&P makes no representation or warranty, express or implied, to the owners of any Fund or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the index on which the Funds are based to track general stock market performance. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Funds. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P OR ITS AFFILIATES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

ADDITIONAL PURCHASE AND SALE INFORMATION

The Shares are listed for secondary trading on the Exchange and individual Fund Shares may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules

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are subject to change without notice. If you buy or sell Shares in the secondary market, you will pay the secondary market price for Shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The trading prices of a Fund’s Shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the Fund’s net asset value, which is calculated at the end of each business day. The Shares will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of the Shares. The trading prices of a Fund’s Shares may deviate significantly from its net asset value during periods of market volatility. Given, however, that Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained over long periods. Information showing the number of days the market price of a Fund’s Shares was greater than the Fund’s net asset value and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for various time periods is available by visiting the Funds’ website at http://www.spdrs.com.

The Exchange will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value (“IOPV”) relating to the Funds. The IOPV calculations are estimates of the value of the Funds’ net asset value per Share using market data converted into U.S. dollars at the current currency rates. The IOPV price is based on quotes and closing prices from the securities’ local market and may not reflect events that occur subsequent to the local market’s close. Premiums and discounts between the IOPV and the market price may occur. This should not be viewed as a “real-time” update of the net asset value per Share of the Funds, which is calculated only once a day. Neither the Funds, nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

The Funds do not impose any restrictions on the frequency of purchases and redemptions; however, the Funds reserve the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of a Fund’s investment strategy, or whether they would cause a Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, Fund Shares are issued and redeemed only in large quantities of Shares known as Creation Units available only from a Fund directly, and that most trading in a Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by a Fund’s shareholders or (b) any attempts to market time a Fund by shareholders would result in negative impact to a Fund or its shareholders.

OTHER CONSIDERATIONS

DISTRIBUTION AND SERVICE PLAN. Each Fund (except for the SPDR Dow Jones Total Market ETF) has adopted a Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of the Fund’s average daily net assets may be made for the sale and distribution of its Shares. No payments pursuant to the Distribution and Service Plan will be made through at least October 31, 2013. Additionally, the implementation of any such payments would have to be approved by the Board prior to implementation. Because these fees would be paid out of each Fund’s assets on an on-going basis, if payments are made in the future, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAINS. As a Fund shareholder, you are entitled to your share of a Fund’s income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

Each Fund typically earns income dividends from stocks, interest from debt securities and, if participating, securities lending income. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as “income dividend distributions.” Each Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividend distributions, if any, are generally distributed to shareholders quarterly, but may vary significantly from period to period. Net capital gains are

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distributed at least annually. Dividends may be declared and paid more frequently or at any other times to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).

For the SPDR S&P Dividend ETF and SPDR Wells Fargo Preferred Stock ETF: The Funds intend to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities as if the Fund owned the underlying investment securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. You will be notified regarding the portion of the distribution which represents a return of capital.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Dividends which are reinvested will nevertheless be taxable to the same extent as if such dividends had not been reinvested.

PORTFOLIO HOLDINGS

A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the SAI.

ADDITIONAL TAX INFORMATION

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Fund.

Unless your investment in the Funds is through a tax-exempt entity or tax deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when:

–	Each Fund makes distributions;

–	You sell Shares listed on the Exchange; and

–	You create or redeem Creation Units.

TAXES ON DISTRIBUTIONS.  In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or, for taxable years beginning before January 1, 2013, qualified dividend income. For taxable years beginning before January 1, 2013, dividends that are reported as qualified dividend income are eligible for a reduced maximum rate to individuals of 15% (0% for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and subject to certain limitations. Any distributions of the excess of a Fund’s net long-term capital gain over its net short-term capital loss are taxable as long-term capital gain regardless of how long you have owned your Shares. Long-term capital gains are currently taxed to noncorporate shareholders at a maximum rate of 15%. Absent further legislation, the maximum 15% tax rate on long-term capital gains will increase to 20% for taxable years beginning after December 31, 2012. Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter.

For taxable years beginning after December 31, 2012, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly), will be subject to a 3.8% Medicare contribution tax on their “net investment income,” which includes taxable interest, dividends and capital gains (including capital gains realized upon the sale or exchange of Fund Shares). This 3.8% tax will also apply to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

If a Fund redeems Creation Units in cash, those redemptions may result in more capital gains being recognized by the Fund as compared to exchange traded funds that redeem Creation Units in-kind.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by a Fund which, in general, includes dividend income from taxable U.S. corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States), provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or Shares of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such Share becomes ex-dividend with respect to such

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dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date.

If you lend your Fund Shares pursuant to securities lending arrangements you may lose the ability to treat Fund dividends (paid while the Shares are held by the borrower) as qualified dividend income. You should consult your financial intermediaries or tax advisor.

Distributions paid in January, but declared by a Fund in October, November or December of the previous year, payable to shareholders of record in such a month, may be taxable to you in the calendar year in which they were declared. The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year.

A distribution will reduce a Fund’s net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

DERIVATIVES AND OTHER COMPLEX SECURITIES.  Each Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

FOREIGN INCOME TAXES.  Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of a Fund at the close of its taxable year consist of stocks or securities of foreign corporations, the Fund may elect to “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you will be considered to have received as an additional dividend your share of such foreign taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax.

CERTAIN FUNDS MAY INVEST IN REITS.  The Code provides a look-through rule for distributions of so-called FIRPTA gain by a Fund if certain requirements are met. If the look-through rule applies, certain distributions attributable to income received by a Fund from REITs may be treated as gain from the disposition of a “United States real property interest” (a “USRPI”), causing distributions to be subject to U.S. withholding tax at rates of up to 35%, and requiring non-U.S. investors to file nonresident U.S. income tax returns. Also, gain may be subject to a 30% branch profits tax in the hands of a foreign stockholder that is treated as a corporation for federal income tax purposes. Under certain circumstances, a Fund may itself qualify as a USRPI, which would result in similar consequences to certain non-U.S. investors.

TAXES ON EXCHANGE-LISTED SHARE SALES.  Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, except that any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.

TAXES ON CREATIONS AND REDEMPTIONS OF CREATION UNITS.   A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger’s aggregate basis in the securities surrendered plus any cash paid for the Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities and the amount of cash received. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon a redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

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If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

CERTAIN TAX EXEMPT INVESTORS.  A Fund, if investing in certain limited real estate investments and other publicly traded partnerships, may be required to pass-through certain “excess inclusion income” and other income as “unrelated business taxable income” (“UBTI”). Tax-exempt investors sensitive to UBTI are strongly encouraged to consult their tax advisors prior to investment in the Funds regarding this issue and recent IRS pronouncements regarding the treatment of such income in the hands of such investors.

INVESTMENTS IN CERTAIN FOREIGN CORPORATIONS.   Investments held by certain Funds may be classified as passive foreign investment companies or “PFICs” under the Code. PFIC investments are subject to complex rules that may under certain circumstances adversely affect a Fund. Accordingly, investors consult their own tax advisors before making an investment and carefully consider the tax consequences of PFIC investments by a Fund. Additional information pertaining to the potential tax consequences to the Funds, and to the shareholders, from the Funds’ potential investments in PFICs can be found in the SAI.

NON-U.S. INVESTORS.  If you are not a citizen or permanent resident of the United States, each Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Gains on the sale of Shares and dividends that are effectively connected with the conduct of a trade or business within the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates. Non-U.S. shareholders that own, directly or indirectly, more than 5% of Fund Shares are urged to consult their own tax advisors concerning special tax rules that may apply to their investment. Unless certain non-U.S. entities that hold Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities after December 31, 2013 and redemption proceeds and certain capital gain dividends payable to such entities after December 31, 2014.

BACKUP WITHHOLDING.  A Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.

The foregoing discussion summarizes some of the consequences under current federal income tax law of an investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.

GENERAL INFORMATION

The Trust was organized as a Massachusetts business trust on June 12, 1998. If shareholders of any Fund are required to vote on any matters, shareholders are entitled to one vote for each Share they own. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the SAI for more information concerning the Trust’s form of organization.

For purposes of the 1940 Act, Shares of the Trust are issued by the respective series of the Trust and the acquisition of Shares by investment companies is subject to the restrictions of section 12(d)(1) of the 1940 Act.

The Trust has received exemptive relief from Section 12(d)(1) to allow registered investment companies to invest in the Funds beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions as set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

From time to time, a Fund may advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of a Fund.

Bingham McCutchen LLP serves as counsel to the Trust, including the Funds. Ernst & Young LLP serves as the independent registered public accounting firm and will audit the Funds’ financial statements annually.

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PREMIUM/DISCOUNT INFORMATION

Information showing the number of days the market price of a Fund’s shares was greater than the Fund’s NAV per share (i.e., at a premium) and the number of days it was less than the Fund’s NAV per share (i.e., at a discount) for various time periods is available by visiting the Funds’ website at http://www.spdrs.com. For the Funds that have not yet commenced operations, such information will be provided at http://www.spdrs.com when available.

FINANCIAL HIGHLIGHTS

The financial highlights on the following pages are intended to help you understand each Fund’s financial performance for the past five fiscal years or, if shorter, the period since each Fund’s inception. Certain information reflects the performance results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with each Fund’s financial highlights and financial statements, is included in the 2012 Annual Report to shareholders, which is available upon request. Funds that do not have information set forth below had not commenced operations as of June 30, 2012.

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FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period

	SPDR Dow Jones Total Market ETF
	Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/09	Year Ended 6/30/08
Net asset value, beginning of period	$99.24	$76.77	$67.33	$93.41	$108.50

Income (loss) from investment operations:
Net investment income (loss)	1.90 (1)	1.59 (1)	1.41 (1)	1.66 (1)	1.74
Net realized and unrealized gain (loss) (2)	1.89	22.46	9.36	(26.18)	(15.07)

Total from investment operations	3.79	24.05	10.77	(24.52)	(13.33)

Net equalization credits and charges (1)	0.21	(0.01)	(0.03)	0.09	0.03

Distributions to shareholders from:
Net investment income	(1.79)	(1.57)	(1.30)	(1.65)	(1.79)
Net realized gains	—	—	—	—	—
Return of capital	—	—	—	—	—

Total distributions	(1.79)	(1.57)	(1.30)	(1.65)	(1.79)

Net asset value, end of period	$101.45	$99.24	$76.77	$67.33	$93.41

Total return (4)	4.16%	31.45%	15.87%	(26.18)%	(12.36)%
Net assets, end of period (in 000’s)	$426,109	$193,526	$157,382	$158,238	$126,113
Ratio of expenses to average net assets	0.20%	0.22%	0.20%	0.21%	0.20%
Ratio of net investment income (loss) to average net assets	1.97%	1.73%	1.76%	2.42%	1.74%
Portfolio turnover rate (5)	3%	2%	2%	10%	1%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(5)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

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FINANCIAL HIGHLIGHTS — (Continued)

Selected data for a share outstanding throughout each period

SPDR Dow Jones Large Cap ETF					SPDR S&P 500 Growth ETF
Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/09	Year Ended 6/30/08	Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/09	Year Ended 6/30/08
$62.09	$48.17	$42.69	$59.55	$68.91	$60.18	$45.21	$39.70	$54.02	$57.36

1.21(1)	1.04(1)	0.93(1)	1.09(1)	1.18	1.01(1)	0.67(1)	0.39(1)	0.52(1)	0.44
1.62	13.92	5.38	(17.02)	(9.26)	3.45	14.96	5.52	(14.31)	(3.33)

2.83	14.96	6.31	(15.93)	(8.08)	4.46	15.63	5.91	(13.79)	(2.89)

0.00(3)	(0.00)(3)	(0.02)	0.21	(0.00)(3)	0.01	0.00(3)	—	(0.03)	0.01

(1.17)	(1.04)	(0.81)	(1.14)	(1.18)	(1.02)	(0.66)	(0.37)	(0.50)	(0.46)
—	—	—	—	(0.10)	—	—	—	—	—
—	—	—	—	—	—	—	(0.03)	—	—

(1.17)	(1.04)	(0.81)	(1.14)	(1.28)	(1.02)	(0.66)	(0.40)	(0.50)	(0.46)

$63.75	$62.09	$48.17	$42.69	$59.55	$63.63	$60.18	$45.21	$39.70	$54.02

4.69%	31.17%	14.67%	(26.44)%	(11.84)%	7.54%	34.65%	14.83%	(25.58)%	(5.04)%
$41,437	$37,253	$33,720	$38,419	$8,933	$219,541	$192,586	$167,284	$154,817	$289,015
0.20%	0.22%	0.20%	0.23%	0.20%	0.20%	0.22%	0.20%	0.20%	0.20%
1.99%	1.80%	1.84%	2.63%	1.80%	1.69%	1.22%	0.83%	1.27%	0.81%
4%	5%	5%	10%	7%	21%	46%	15%	32%	14%

Precise in a world that isn’t.SM	159

FINANCIAL HIGHLIGHTS — (Continued)

Selected data for a share outstanding throughout each period

	SPDR S&P 500 Value ETF
	Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/09	Year Ended 6/30/08
Net asset value, beginning of period	$67.32	$54.02	$48.38	$69.18	$87.77

Income (loss) from investment operations:
Net investment income (loss)	1.52 (1)	1.51 (1)	1.51 (1)	1.93 (1)	2.37
Net realized and unrealized gain (loss) (2)	0.32	13.19	5.54	(20.78)	(18.59)

Total from investment operations	1.84	14.70	7.05	(18.85)	(16.22)

Net equalization credits and charges (1)	(0.06)	0.11	(0.03)	0.07	(0.09)

Distributions to shareholders from:
Net investment income	(1.47)	(1.51)	(1.38)	(2.02)	(2.28)
Net realized gains	—	—	—	—	—

Total distributions	(1.47)	(1.51)	(1.38)	(2.02)	(2.28)

Net asset value, end of period	$67.63	$67.32	$54.02	$48.38	$69.18

Total return (4)	2.81%	27.58%	14.39%	(27.33)%	(18.85)%
Net assets, end of period (in 000’s)	$98,120	$171,718	$99,985	$99,221	$93,428
Ratio of expenses to average net assets	0.20%	0.22%	0.20%	0.21%	0.20%
Ratio of net investment income (loss) to average net assets	2.37%	2.36%	2.66%	3.73%	2.80%
Portfolio turnover rate (5)	25%	41%	15%	36%	13%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(5)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

160	Precise in a world that isn’t.SM

FINANCIAL HIGHLIGHTS — (Continued)

Selected data for a share outstanding throughout each period

SPDR Dow Jones Mid Cap ETF					SPDR S&P 400 Mid Cap Growth ETF
Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/09	Year Ended 6/30/08	Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/09	Year Ended 6/30/08
$64.26	$46.60	$36.78	$52.05	$62.63	$82.38	$57.07	$45.20	$62.82	$68.88

0.80(1)	0.76(1)	0.69(1)	0.74(1)	0.65	0.50(1)	0.36(1)	0.30(1)	0.33(1)	0.28
(2.60)	17.65	9.67	(15.32)	(7.80)	(3.62)	25.31	11.84	(17.64)	(5.01)

(1.80)	18.41	10.36	(14.58)	(7.15)	(3.12)	25.67	12.14	(17.31)	(4.73)

0.00(3)	0.01	0.04	0.06	(0.01)	(0.01)	(0.01)	0.01	0.01	(0.00)(3)

(0.81)	(0.76)	(0.58)	(0.75)	(0.72)	(0.57)	(0.35)	(0.28)	(0.32)	(0.29)
—	—	—	—	(2.70)	—	—	—	—	(1.04)

(0.81)	(0.76)	(0.58)	(0.75)	(3.42)	(0.57)	(0.35)	(0.28)	(0.32)	(1.33)

$61.65	$64.26	$46.60	$36.78	$52.05	$78.68	$82.38	$57.07	$45.20	$62.82

(2.73)%	39.67%	28.26%	(27.89)%	(11.53)%	(3.66)%	45.01%	26.86%	(27.51)%	(6.85)%
$70,893	$80,329	$53,585	$31,260	$20,820	$62,947	$74,140	$59,923	$42,939	$43,977
0.25%	0.27%	0.26%	0.30%	0.25%	0.25%	0.28%	0.26%	0.28%	0.25%
1.34%	1.31%	1.47%	2.02%	1.17%	0.65%	0.50%	0.52%	0.75%	0.45%
20%	23%	31%	58%	45%	33%	88%	45%	74%	59%

Precise in a world that isn’t.SM	161

FINANCIAL HIGHLIGHTS — (Continued)

Selected data for a share outstanding throughout each period

	SPDR S&P 400 Mid Cap Value ETF
	Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/09	Year Ended 6/30/08
Net asset value, beginning of period	$57.18	$44.81	$35.29	$50.34	$63.10

Income (loss) from investment operations:
Net investment income (loss)	0.97 (1)	1.05 (1)	1.17 (1)	1.30 (1)	1.28
Net realized and unrealized gain (loss) (2)	(1.60)	12.42	9.32	(14.89)	(12.58)

Total from investment operations	(0.63)	13.47	10.49	(13.59)	(11.30)

Net equalization credits and charges (1)	(0.03)	(0.03)	0.08	(0.09)	(0.10)

Distributions to shareholders from:
Net investment income	(0.98)	(1.07)	(0.85)	(1.37)	(1.36)
Net realized gains	—	—	—	—	—
Return of capital	—	—	(0.20)	—	—

Total distributions	(0.98)	(1.07)	(1.05)	(1.37)	(1.36)

Voluntary contribution from Adviser	—	—	—	—	—

Net asset value, end of period	$55.54	$57.18	$44.81	$35.29	$50.34

Total return (4)	(0.82)%	30.15%	29.92%	(27.27)%	(18.18)%
Net assets, end of period (in 000’s)	$22,215	$22,871	$20,164	$8,823	$10,068
Ratio of expenses to average net assets	0.25%	0.28%	0.26%	0.34%	0.25%
Ratio of net investment income (loss) to average net assets	1.81%	2.00%	2.56%	3.52%	2.18%
Portfolio turnover rate (6)	28%	82%	50%	73%	51%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(5)	If the Adviser had not made a voluntary contribution during the Year Ended 6/30/11, the total return would have been 46.88%.
(6)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

162	Precise in a world that isn’t.SM

FINANCIAL HIGHLIGHTS — (Continued)

Selected data for a share outstanding throughout each period

SPDR S&P 600 Small Cap ETF					SPDR S&P 600 Small Cap Growth ETF
Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/09	Year Ended 6/30/08	Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/09	Year Ended 6/30/08
$70.54	$51.57	$41.18	$55.27	$66.57	$120.92	$82.62	$67.19	$90.65	$104.00

0.95(1)	0.70(1)	0.67(1)	0.86(1)	0.69	0.97(1)	0.61(1)	0.26(1)	0.56(1)	0.42
(0.20)	19.03	10.28	(14.20)	(11.19)	0.28	38.10	15.35	(23.51)	(11.83)

0.75	19.73	10.95	(13.34)	(10.50)	1.25	38.71	15.61	(22.95)	(11.41)

0.14	(0.01)	0.01	0.06	0.04	(0.02)	(0.00)(3)	(0.00)(3)	0.04	(0.00)(3)

(0.90)	(0.71)	(0.57)	(0.81)	(0.84)	(1.08)	(0.57)	(0.18)	(0.55)	(0.45)
—	(0.04)	—	—	—	—	—	—	—	(1.49)
—	—	—	—	—	—	—	—	—	—

(0.90)	(0.75)	(0.57)	(0.81)	(0.84)	(1.08)	(0.57)	(0.18)	(0.55)	(1.94)

—	—	—	—	—	—	0.16	—	—	—

$70.53	$70.54	$51.57	$41.18	$55.27	$121.07	$120.92	$82.62	$67.19	$90.65

1.35%	38.37%	26.57%	(23.98)%	(15.76)%	1.07%	47.08%(5)	23.22%	(25.21)%	(11.01)%
$183,382	$77,593	$51,570	$22,651	$13,817	$151,354	$187,432	$123,946	$94,077	$86,129
0.20%	0.24%	0.26%	0.32%	0.25%	0.25%	0.27%	0.25%	0.26%	0.25%
1.40%	1.11%	1.27%	2.16%	1.34%	0.85%	0.58%	0.31%	0.88%	0.46%
13%	82%	20%	28%	24%	37%	102%	34%	42%	38%

Precise in a world that isn’t.SM	163

FINANCIAL HIGHLIGHTS — (Continued)

Selected data for a share outstanding throughout each period

	SPDR S&P 600 Small Cap Value ETF
	Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/09	Year Ended 6/30/08
Net asset value, beginning of period	$71.29	$55.88	$43.64	$57.92	$75.01

Income (loss) from investment operations:
Net investment income (loss)	1.09 (1)	1.03 (1)	1.30 (1)	1.52 (1)	1.25
Net realized and unrealized gain (loss) (2)	0.01	15.55	11.96	(14.33)	(16.50)

Total from investment operations	1.10	16.58	13.26	(12.81)	(15.25)

Net equalization credits and charges (1)	(0.04)	(0.07)	0.06	(0.02)	0.01

Distributions to shareholders from:
Net investment income	(1.11)	(1.10)	(1.08)	(1.28)	(1.56)
Net realized gains	—	—	—	(0.17)	(0.29)

Total distributions	(1.11)	(1.10)	(1.08)	(1.45)	(1.85)

Net asset value, end of period	$71.24	$71.29	$55.88	$43.64	$57.92

Total return (3)	1.61%	29.68%	30.49%	(22.20)%	(20.46)%
Net assets, end of period (in 000’s)	$121,201	$124,849	$142,564	$69,885	$89,856
Ratio of expenses to average net assets	0.25%	0.27%	0.26%	0.27%	0.25%
Ratio of net investment income (loss) to average net assets	1.60%	1.56%	2.29%	3.32%	2.12%
Portfolio turnover rate (4)	34%	88%	35%	38%	28%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(4)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

164	Precise in a world that isn’t.SM

FINANCIAL HIGHLIGHTS — (Continued)

Selected data for a share outstanding throughout each period

SPDR Global Dow ETF					SPDR Dow Jones REIT ETF
Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/09	Year Ended 6/30/08	Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/09	Year Ended 6/30/08
$59.50	$48.39	$47.27	$66.79	$79.11	$66.59	$51.05	$34.00	$65.40	$80.93

1.29(1)	1.54(1)	1.33(1)	1.64(1)	1.89	1.71(1)	1.47(1)	1.39(1)	1.91(1)	2.43
(8.35)	10.91	1.21	(19.47)	(12.28)	6.67	15.98	17.37	(31.15)	(14.86)

(7.06)	12.45	2.54	(17.83)	(10.39)	8.38	17.45	18.76	(29.24)	(12.43)

(0.04)	0.07	0.01	(0.09)	0.03	0.03	0.02	0.01	0.11	0.16

(1.19)	(1.41)	(1.43)	(1.60)	(1.96)	(2.10)	(1.93)	(1.72)	(2.27)	(3.26)
—	—	—	—	—	—	—	—	—	—

(1.19)	(1.41)	(1.43)	(1.60)	(1.96)	(2.10)	(1.93)	(1.72)	(2.27)	(3.26)

$51.21	$59.50	$48.39	$47.27	$66.79	$72.90	$66.59	$51.05	$34.00	$65.40

(11.90)%	25.99%	5.10%	(26.89)%	(13.28)%	13.05%	34.55%	55.42%	(44.96)%	(15.41)%
$92,203	$148,786	$79,871	$70,923	$163,654	$1,959,752	$1,557,086	$1,137,458	$908,890	$1,289,796
0.50%	0.52%	0.50%	0.51%	0.50%	0.25%	0.26%	0.25%	0.25%	(0.25)%
2.44%	2.66%	2.45%	3.20%	2.55%	2.60%	2.40%	2.94%	4.58%	2.79%
11%	108%	6%	10%	15%	7%	10%	10%	15%	14%

Precise in a world that isn’t.SM	165

FINANCIAL HIGHLIGHTS — (Continued)

Selected data for a share outstanding throughout each period

	SPDR S&P Bank ETF
	Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/09	Year Ended 6/30/08
Net asset value, beginning of period	$24.00	$22.90	$18.08	$28.58	$55.44

Income (loss) from investment operations:
Net investment income (loss)	0.41 (1)	0.23 (1)	0.18 (1)	0.94 (1)	1.60
Net realized and unrealized gain (loss) (2)	(1.92)	1.08	4.80	(10.67)	(27.35)

Total from investment operations	(1.51)	1.31	4.98	(9.73)	(25.75)

Net equalization credits and charges (1)	(0.02)	(0.01)	—	0.03	0.66

Distributions to shareholders from:
Net investment income	(0.42)	(0.20)	(0.16)	(0.80)	(1.77)
Return of capital	—	—	—	—	—

Total distributions	(0.42)	(0.20)	(0.16)	(0.80)	(1.77)

Net asset value, end of period	$22.05	$24.00	$22.90	$18.08	$28.58

Total return (3)	(6.22)%	5.63%	27.55%	(34.54)%	(46.07)%
Net assets, end of period (in 000’s)	$1,450,630	$1,684,658	$746,684	$821,694	$883,280
Ratio of expenses to average net assets	0.35%	0.36%	0.35%	0.35%	0.35%
Ratio of net investment income (loss) to average net assets	1.92%	0.92%	0.79%	4.29%	4.46%
Portfolio turnover rate (4)	55%	16%	18%	51%	23%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(4)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

166	Precise in a world that isn’t.SM

FINANCIAL HIGHLIGHTS — (Continued)

Selected data for a share outstanding throughout each period

SPDR S&P Capital Markets ETF					SPDR S&P Insurance ETF
Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/09	Year Ended 6/30/08	Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/09	Year Ended 6/30/08
$35.45	$31.10	$33.41	$45.12	$68.80	$41.73	$35.26	$26.52	$40.89	$59.41

0.73(1)	0.73(1)	0.22(1)	0.52(1)	0.53(1)	0.69(1)	0.67(1)	0.54(1)	0.67(1)	1.02(1)
(4.09)	4.36	(2.26)	(11.79)	(23.68)	(0.98)	6.49	8.67	(14.55)	(18.56)

(3.36)	5.09	(2.04)	(11.27)	(23.15)	(0.29)	7.16	9.21	(13.88)	(17.54)

(0.09)	(0.07)	(0.01)	(0.03)	0.10	(0.05)	0.03	(0.02)	0.14	0.12

(0.98)	(0.67)	(0.24)	(0.41)	(0.63)	(0.65)	(0.72)	(0.45)	(0.63)	(1.10)
—	—	(0.02)	—	—	—	—	—	—	—

(0.98)	(0.67)	(0.26)	(0.41)	(0.63)	(0.65)	(0.72)	(0.45)	(0.63)	(1.10)

$31.02	$35.45	$31.10	$33.41	$45.12	$40.74	$41.73	$35.26	$26.52	$40.89

(9.53)%	16.04%	(6.28)%	(24.98)%	(33.71)%	(0.65)%	20.35%	34.65%	(33.69)%	(29.67)%
$23,263	$69,127	$51,307	$80,188	$117,300	$93,698	$214,897	$163,972	$139,205	$63,374
0.36%	0.38%	0.35%	0.36%	0.35%	0.35%	0.37%	0.35%	0.35%	0.35%
2.40%	2.00%	0.60%	1.65%	0.89%	1.82%	1.62%	1.49%	2.56%	1.99%
64%	14%	9%	52%	52%	62%	9%	14%	53%	18%

Precise in a world that isn’t.SM	167

FINANCIAL HIGHLIGHTS — (Continued)

Selected data for a share outstanding throughout each period

	SPDR S&P Mortgage Finance ETF
	Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/10	For the Period 4/29/09*- 6/30/09
Net asset value, beginning of period	$38.38	$39.15	$36.18	$41.19

Income (loss) from investment operations:
Net investment income (loss)	0.76 (1)	0.80 (1)	0.78 (1)	0.15	(1)
Net realized and unrealized gain (loss) (2)	0.27	(0.40)	3.18	(5.02)

Total from investment operations	1.03	0.40	3.96	(4.87)

Net equalization credits and charges (1)	—	(0.01)	(0.06)	0.04

Distributions to shareholders from:
Net investment income	(0.74)	(0.92)	(0.73)	(0.18)
Net realized gains	—	(0.24)	(0.20)	—

Total distributions	(0.74)	(1.16)	(0.93)	(0.18)

Net asset value, end of period	$38.67	$38.38	$39.15	$36.18

Total return (4)	2.96%	0.77%	10.67%	(11.73)%
Net assets, end of period (in 000’s)	$3,867	$3,838	$3,915	$5,427
Ratio of expenses to average net assets	0.35%	0.36%	0.35%	0.35	%(5)
Ratio of net investment income (loss) to average net assets	2.22%	1.95%	1.84%	2.38	%(5)
Portfolio turnover rate (6)	91%	35%	27%	5%

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)	Annualized.

(6) Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

168	Precise in a world that isn’t.SM

FINANCIAL HIGHLIGHTS — (Continued)

Selected data for a share outstanding throughout each period

SPDR S&P Regional Banking ETF					SPDR Morgan Stanley Technology ETF

Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/09	Year Ended 6/30/08	Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/09	Year Ended 6/30/08
$25.45	$23.05	$18.31	$26.56	$45.90	$65.43	$51.32	$44.96	$55.15	$61.90

0.45(1)	0.37(1)	0.40(1)	0.94(1)	1.43	0.50(1)	0.36(1)	0.23(1)	0.23(1)	0.15
1.90	2.42	4.66	(8.04)	(18.58)	(1.30)	14.15	6.39	(10.18)	(6.74)

2.35	2.79	5.06	(7.10)	(17.15)	(0.80)	14.51	6.62	(9.95)	(6.59)

0.02	(0.02)	0.01	0.07	(0.60)	(0.01)	(0.01)	(0.03)	(0.00)(3)	(0.01)

(0.48)	(0.37)	(0.33)	(1.22)	(1.59)	(0.53)	(0.39)	(0.23)	(0.24)	(0.15)
—	—	—	—	—	—	—	—	—	—

(0.48)	(0.37)	(0.33)	(1.22)	(1.59)	(0.53)	(0.39)	(0.23)	(0.24)	(0.15)

$27.34	$25.45	$23.05	$18.31	$26.56	$64.09	$65.43	$51.32	$44.96	$55.15

9.59%	12.00%	27.70%	(27.94)%	(39.51)%	(1.21)%	28.27%	14.62%	(17.97)%	(10.67)%
$1,167,653	$558,689	$703,213	$434,937	$709,284	$166,653	$206,119	$182,188	$197,818	$228,870
0.35%	0.36%	0.35%	0.35%	0.35%	0.50%	0.53%	0.50%	0.50%	0.50%
1.77%	1.50%	1.72%	3.68%	4.04%	0.79%	0.57%	0.42%	0.56%	0.26%
44%	13%	23%	51%	35%	21%	10%	17%	19%	24%

Precise in a world that isn’t.SM	169

FINANCIAL HIGHLIGHTS — (Continued)

Selected data for a share outstanding throughout each period

	SPDR S&P Dividend ETF

	Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/09	Year Ended 6/30/08
Net asset value, beginning of period	$54.06	$45.13	$37.96	$44.30	$62.57

Income (loss) from investment operations:
Net investment income (loss)	1.80 (1)	1.73 (1)	1.71 (1)	1.97 (1)	2.19 (1)
Net realized and unrealized gain (loss) (2)	1.53	8.80	6.97	(6.47)	(17.49)

Total from investment operations	3.33	10.53	8.68	(4.50)	(15.30)

Net equalization credits and charges (1)	0.06	0.14	0.15	0.16	0.02

Distributions to shareholders from:
Net investment income	(1.79)	(1.74)	(1.57)	(2.00)	(2.19)
Net realized gains	—	—	—	—	(0.80)
Return of capital	—	—	(0.09)	—	—

Total distributions	(1.79)	(1.74)	(1.66)	(2.00)	(2.99)

Voluntary contribution from Adviser	—	—	—	—	—

Net asset value, end of period	$55.66	$54.06	$45.13	$37.96	$44.30

Total return (4)	6.46%	23.82%	23.25%	(10.06)%	(25.05)%
Net assets, end of period (in 000’s)	$9,123,307	$5,982,242	$1,949,711	$658,655	$230,378
Ratio of expenses to average net assets	0.35%	0.36%	0.35%	0.35%	0.35%
Ratio of net investment income (loss) to average net assets	3.34%	3.31%	3.70%	5.10%	3.92%
Portfolio turnover rate (7)	94%	52%	44%	105%	48%

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)	If the Adviser had not made a voluntary contribution during the Year Ended 6/30/09, the total return would have been (11.79)%.
(6)	Annualized.
(7)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

170	Precise in a world that isn’t.SM

FINANCIAL HIGHLIGHTS — (Continued)

Selected data for a share outstanding throughout each period

SPDR S&P Aerospace & Defense ETF	SPDR S&P Biotech ETF					SPDR S&P Health Care Equipment ETF		SPDR S&P Health Care Services ETF
For the Period 9/28/11*- 6/30/12	Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/09	Year Ended 6/30/08	Year Ended 6/30/12	For the Period 1/26/11*- 6/30/11	For the Period 9/28/11*- 6/30/12
$50.00	$73.03	$51.82	$50.71	$57.47	$50.93	$55.10	$50.37	$50.00

0.52(1)	(0.11)(1)	(0.20)(1)	(0.12)(1)	0.44(1)	0.66	0.10(1)	0.03(1)	0.19(1)
8.90	15.48	21.42	1.23	(7.23)	6.59	2.35	4.72	11.99

9.42	15.37	21.22	1.11	(6.79)	7.25	2.45	4.75	12.18

(0.00)(3)	0.08	(0.01)	0.00(3)	0.00(3)	(0.02)	(0.00)(3)	0.00(3)	0.00(3)

(0.50)	—	—	—	(0.16)	(0.69)	(0.09)	(0.02)	(0.17)
—	—	—	—	—	—	(0.16)	—	—
—	—	—	—	—	—	—	—	—

(0.50)	—	—	—	(0.16)	(0.69)	(0.25)	(0.02)	(0.17)

—	—	—	—	0.19	—	—	—	—

$58.92	$88.48	$73.03	$51.82	$50.71	$57.47	$57.30	$55.10	$62.01

18.86%	21.15%	40.92%	2.20%	(11.46)%(5)	14.15%	4.51%	9.43%	24.35%
$14,731	$641,452	$642,639	$450,860	$428,508	$264,342	$22,919	$19,284	$9,301
0.35%(6)	0.35%	0.37%	0.35%	0.35%	0.35%	0.35%	0.35%(6)	0.35%(6)
1.18%(6)	(0.15)%	(0.31)%	(0.23)%	0.83%	1.48%	0.20%	0.12%(6)	0.42%(6)
23%	61%	74%	80%	78%	79%	42%	21%	25%

Precise in a world that isn’t.SM	171

FINANCIAL HIGHLIGHTS — (Continued)

Selected data for a share outstanding throughout each period

	SPDR S&P Homebuilders ETF
	Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/09	Year Ended 6/30/08
Net asset value, beginning of period	$18.05	$14.32	$11.77	$16.53	$30.37

Income (loss) from investment operations:
Net investment income (loss)	0.24 (1)	0.13 (1)	0.13 (1)	0.24 (1)	0.36
Net realized and unrealized gain (loss) (2)	3.29	3.93	2.55	(4.72)	(13.82)

Total from investment operations	3.53	4.06	2.68	(4.48)	(13.46)

Net equalization credits and charges (1)	0.01	0.01	(0.01)	0.01	(0.06)

Distributions to shareholders from:
Net investment income	(0.23)	(0.34)	(0.12)	(0.29)	(0.32)
Net realized gains	—	—	—	—	—

Total distributions	(0.23)	(0.34)	(0.12)	(0.29)	(0.32)

Net asset value, end of period	$21.36	$18.05	$14.32	$11.77	$16.53

Total return (4)	19.85%	28.59%	22.61%	(27.30)%	(44.63)%
Net assets, end of period (in 000’s)	$1,321,402	$774,381	$700,790	$556,111	$535,553
Ratio of expenses to average net assets	0.35%	0.37%	0.35%	0.35%	0.35%
Ratio of net investment income (loss) to average net assets	1.30%	0.78%	0.84%	1.84%	1.80%
Portfolio turnover rate (5)	46%	38%	48%	82%	76%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(5)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

172	Precise in a world that isn’t.SM

FINANCIAL HIGHLIGHTS — (Continued)

Selected data for a share outstanding throughout each period

SPDR S&P Metals & Mining ETF					SPDR S&P Oil & Gas Equipment & Services ETF
Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/09	Year Ended 6/30/08	Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/09	Year Ended 6/30/08
$69.40	$45.67	$37.07	$94.16	$62.63	$41.48	$25.04	$21.76	$50.90	$36.90

0.55(1)	0.40(1)	0.38(1)	0.55(1)	0.39	0.14(1)	0.28(1)	0.16(1)	0.18(1)	0.11
(27.86)	23.76	8.59	(57.11)	31.54	(10.73)	16.44	3.27	(29.14)	14.11

(27.31)	24.16	8.97	(56.56)	31.93	(10.59)	16.72	3.43	(28.96)	14.22

(0.03)	(0.01)	(0.02)	0.04	—	0.00(3)	0.02	(0.00)(3)	(0.00)(3)	(0.00)(3)

(0.57)	(0.42)	(0.35)	(0.57)	(0.40)	(0.15)	(0.30)	(0.15)	(0.18)	(0.12)
—	—	—	—	—	—	—	—	—	(0.10)

(0.57)	(0.42)	(0.35)	(0.57)	(0.40)	(0.15)	(0.30)	(0.15)	(0.18)	(0.22)

$41.49	$69.40	$45.67	$37.07	$94.16	$30.74	$41.48	$25.04	$21.76	$50.90

(39.46)%	52.93%	24.08%	(59.95)%	51.22%	(25.56)%	67.00%	15.71%	(56.87)%	38.61%
$769,680	$1,131,189	$698,812	$602,423	$819,193	$248,972	$489,450	$249,145	$199,101	$279,948
0.35%	0.36%	0.35%	0.35%	0.35%	0.35%	0.37%	0.35%	0.35%	0.36%
1.06%	0.63%	0.78%	1.43%	0.59%	0.39%	0.77%	0.56%	0.75%	0.28%
32%	68%	43%	68%	59%	30%	96%	39%	42%	51%

Precise in a world that isn’t.SM	173

FINANCIAL HIGHLIGHTS — (Continued)

Selected data for a share outstanding throughout each period

	SPDR S&P Oil & Gas Exploration & Production ETF
	Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/09	Year Ended 6/30/08
Net asset value, beginning of period	$58.77	$39.02	$31.67	$70.10	$45.93

Income (loss) from investment operations:
Net investment income (loss)	0.44 (1)	0.48 (1)	0.24 (1)	0.29 (1)	0.13
Net realized and unrealized gain (loss) (2)	(8.37)	19.76	7.38	(38.46)	24.16

Total from investment operations	(7.93)	20.24	7.62	(38.17)	24.29

Net equalization credits and charges (1)	0.01	(0.01)	(0.04)	0.02	0.02

Distributions to shareholders from:
Net investment income	(0.45)	(0.48)	(0.23)	(0.28)	(0.14)
Net realized gains	—	—	—	—	—

Total distributions	(0.45)	(0.48)	(0.23)	(0.28)	(0.14)

Voluntary contribution from Adviser	—	—	—	—	—

Net asset value, end of period	$50.40	$58.77	$39.02	$31.67	$70.10

Total return (4)	(13.49)%	51.84%	23.92%	(54.44)%	52.99%
Net assets, end of period (in 000’s)	$866,842	$593,571	$536,504	$280,282	$311,952
Ratio of expenses to average net assets	0.35%	0.36%	0.35%	0.35%	0.35%
Ratio of net investment income (loss) to average net assets	0.82%	0.92%	0.60%	0.82%	0.28%
Portfolio turnover rate (6)	42%	87%	33%	45%	44%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(5)	If the Adviser had not made a voluntary contribution during the Year Ended 6/30/10, the total return would have decreased by less than 0.005%. If the Adviser had not made a voluntary contribution during the Year Ended 6/30/09, the total return would have been (3.62)%. If the Adviser had not made a voluntary contribution during the Year Ended 6/30/08, the total return would have been (32.44)%.
(6)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

174	Precise in a world that isn’t.SM

FINANCIAL HIGHLIGHTS — (Continued)

Selected data for a share outstanding throughout each period

SPDR S&P Pharmaceuticals ETF					SPDR S&P Retail ETF
Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/09	Year Ended 6/30/08	Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/09	Year Ended 6/30/08
$50.89	$38.66	$30.00	$31.08	$35.57	$53.48	$35.65	$27.70	$29.26	$43.54

0.45(1)	0.44(1)	0.38(1)	0.45(1)	0.32(1)	0.60(1)	0.46(1)	0.36(1)	0.40(1)	0.37
8.53	12.40	8.56	(1.07)	(4.51)	5.50	17.69	8.30	(1.70)	(14.39)

8.98	12.84	8.94	(0.62)	(4.19)	6.10	18.15	8.66	(1.30)	(14.02)

0.03	(0.00)(3)	0.04	0.03	0.03	0.03	0.14	(0.16)	(0.01)	(0.09)

(0.48)	(0.41)	(0.32)	(0.44)	(0.33)	(0.58)	(0.46)	(0.55)	(0.43)	(0.31)
(0.08)	(0.20)	—	(0.05)	—	—	—	—	—	—

(0.56)	(0.61)	(0.32)	(0.49)	(0.33)	(0.58)	(0.46)	(0.55)	(0.43)	(0.31)

—	—	—	—	—	—	—	0.00(3)	0.18	0.14

$59.34	$50.89	$38.66	$30.00	$31.08	$59.03	$53.48	$35.65	$27.70	$29.26

17.86%	33.35%	30.00%	(1.89)%	(11.73)%	11.56%	51.46%	30.67%(5)	(3.61)%(5)	(32.11)%(5)
$471,793	$244,298	$143,064	$40,499	$9,328	$720,212	$548,165	$689,757	$1,018,007	$263,380
0.35%	0.36%	0.36%	0.36%	0.35%	0.35%	0.36%	0.35%	0.35%	0.35%
0.86%	0.96%	1.00%	1.59%	0.97%	1.10%	1.01%	0.99%	1.61%	1.40%
31%	50%	47%	80%	50%	39%	69%	26%	69%	50%

Precise in a world that isn’t.SM	175

FINANCIAL HIGHLIGHTS — (Continued)

Selected data for a share outstanding throughout each period

	SPDR S&P Semiconductor ETF

	Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/09	Year Ended 6/30/08
Net asset value, beginning of period	$56.02	$41.86	$33.86	$41.62	$53.22

Income (loss) from investment operations:
Net investment income (loss)	0.43 (1)	0.21 (1)	0.38 (1)	0.35 (1)	0.24
Net realized and unrealized gain (loss) (2)	(11.41)	14.30	8.01	(7.84)	(11.58)

Total from investment operations	(10.98)	14.51	8.39	(7.49)	(11.34)

Net equalization credits and charges (1)	(0.02)	(0.02)	(0.02)	0.02	0.01

Distributions to shareholders from:
Net investment income	(0.37)	(0.33)	(0.37)	(0.29)	(0.27)
Return of capital	—	—	—	—	—

Total distributions	(0.37)	(0.33)	(0.37)	(0.29)	(0.27)

Net asset value, end of period	$44.65	$56.02	$41.86	$33.86	$41.62

Total return (3)	(19.65)%	34.66%	24.66%	(17.88)%	(21.30)%
Net assets, end of period (in 000’s)	$37,952	$114,841	$104,662	$103,282	$39,538
Ratio of expenses to average net assets	0.35%	0.37%	0.35%	0.35%	0.35%
Ratio of net investment income (loss) to average net assets	0.89%	0.40%	0.87%	1.12%	0.52%
Portfolio turnover rate (5)	36%	88%	19%	41%	65%

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(4)	Annualized.
(5)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

176	Precise in a world that isn’t.SM

FINANCIAL HIGHLIGHTS — (Continued)

Selected data for a share outstanding throughout each period

SPDR S&P Software & Services ETF		SPDR S&P Telecom ETF			SPDR S&P Transportation ETF			SPDR Wells Fargo Preferred Stock ETF
For the Period 9/28/11*- 6/30/12		Year Ended 6/30/12	For the Period 1/26/11*- 6/30/11		Year Ended 6/30/12	For the Period 1/26/11*- 6/30/11		Year Ended 6/30/12	Year Ended 6/30/11	For the Period 9/16/09*- 6/30/10
$50.00		$51.59	$51.00		$53.08	$50.88		$45.62	$42.15	$40.00

0.16	(1)	0.44 (1)	0.15	(1)	0.23 (1)	0.09	(1)	3.09 (1)	2.98 (1)	2.41	(1)
11.47		(10.42)	0.45		(3.51)	2.18		(0.84)	3.32	0.95

11.63		(9.98)	0.60		(3.28)	2.27		2.25	6.30	3.36

(0.01)		(0.07)	0.13		(0.01)	0.03		0.18	0.22	0.63

(0.14)		(0.40)	(0.14)		(0.23)	(0.08)		(2.84)	(3.05)	(1.84)
—		—	—		—	(0.02)		—	—	—

(0.14)		(0.40)	(0.14)		(0.23)	(0.10)		(2.84)	(3.05)	(1.84)

$61.48		$41.14	$51.59		$49.56	$53.08		$45.21	$45.62	$42.15

23.25%		(19.47)%	1.43%		(6.14)%	4.52%		5.70%	15.64%	10.04%
$18,445		$4,114	$10,318		$12,391	$15,923		$253,174	$118,609	$65,340
0.35	%(4)	0.35%	0.35	%(4)	0.35%	0.35	%(4)	0.45%	0.46%	0.45	%(4)
0.35	%(4)	1.01%	0.67	%(4)	0.50%	0.41	%(4)	6.99%	6.57%	7.25	%(4)
32%		50%	64%		25%	19%		69%	26%	22%

Precise in a world that isn’t.SM	177

WHERE TO LEARN MORE ABOUT THE FUNDS

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds’ Shares. A SAI and the annual and semi-annual reports to shareholders, each of which has been or will be filed with the SEC, provide more information about the Funds. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the Fund’s last fiscal year, as applicable. The SAI and the financial statements included in the Trust’s annual report to shareholders are incorporated herein by reference (i.e., they are legally part of this Prospectus). These materials may be obtained without charge, upon request, by writing to the Distributor, State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, by visiting the Funds’ website at http://www.spdrs.com or by calling the following number:

INVESTOR INFORMATION: 1-866-787-2257

The Registration Statement, including this Prospectus, the SAI, and the exhibits as well as any shareholder reports may be reviewed and copied at the SEC’s Public Reference Room (100 F Street NE, Washington D.C. 20549) or on the EDGAR Database on the SEC’s website (http://www.sec.gov). Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090. You may get copies of this and other information after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

Shareholder inquiries may be directed to the Funds in writing to State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111 or by calling the Investor Information number listed above.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer of each Fund’s Shares, and, if given or made, the information or representations must not be relied upon as having been authorized by the Trust or the Funds. Neither the delivery of this Prospectus nor any sale of Shares shall under any circumstance imply that the information contained herein is correct as of any date after the date of this Prospectus.

Dealers effecting transactions in the Funds’ Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

SPDRSERTREQ	The Trust’s Investment Company Act Number is 811-08839.

SPDR® Series Trust

Prospectus

October 31, 2012

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Shares in the Funds are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government, nor are Shares deposits or obligations of any bank. Such Shares in the Funds involve investment risks, including the loss of principal.

SPDR Barclays 1-3 Month T-Bill ETF (BIL)

SPDR Barclays TIPS ETF (IPE)

SPDR Barclays Short Term Treasury ETF (SST)

SPDR Barclays Intermediate Term Treasury ETF (ITE)

SPDR Barclays Long Term Treasury ETF (TLO)

SPDR Barclays Short Term Corporate Bond ETF (SCPB)

SPDR Barclays Intermediate Term Corporate Bond ETF (ITR)

SPDR Barclays Long Term Corporate Bond ETF (LWC)

SPDR Barclays Issuer Scored Corporate Bond ETF (CBND)

SPDR Barclays Convertible Securities ETF (CWB)

SPDR Barclays Mortgage Backed Bond ETF (MBG)

SPDR Barclays Aggregate Bond ETF (LAG)

SPDR Nuveen Barclays Municipal Bond ETF (TFI)

SPDR Nuveen Barclays California Municipal Bond ETF (CXA)

SPDR Nuveen Barclays New York Municipal Bond ETF (INY)

SPDR Nuveen Barclays Short Term Municipal Bond ETF (SHM)

SPDR Nuveen S&P VRDO Municipal Bond ETF (VRD)

SPDR Nuveen S&P High Yield Municipal Bond ETF (HYMB)

SPDR Nuveen Barclays Build America Bond ETF (BABS)

SPDR DB International Government Inflation-Protected Bond ETF (WIP)

SPDR Barclays Short Term International Treasury Bond ETF (BWZ)

SPDR Barclays International Treasury Bond ETF (BWX)

SPDR Barclays International Corporate Bond ETF (IBND)

SPDR Barclays Emerging Markets Local Bond ETF (EBND)

SPDR Barclays High Yield Bond ETF (JNK)

SPDR Barclays Short Term High Yield Bond ETF (SJNK)

SPDR Barclays Investment Grade Floating Rate ETF (FLRN)

SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF (EMCD)

SPDR BofA Merrill Lynch Crossover Corporate Bond ETF (XOVR)

Principal U.S. Listing Exchange for each ETF: NYSE Arca, Inc.

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Precise in a world that isn’t.SM

FUND SUMMARIES

SPDR® Barclays 1-3 Month T-Bill ETF

INVESTMENT OBJECTIVE

The SPDR Barclays 1-3 Month T-Bill ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the 1-3 month sector of the United States Treasury Bill market.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.1345%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.0000%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.1345%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$14	$43	$76	$172

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 619% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of Barclays 1-3 Month U.S. Treasury Bill Index (the “Index”), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund, determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in debt

Precise in a world that isn’t.SM	1

securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 1 month and less than 3 months. The Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non-convertible. Excluded from the Index are certain special issues, such as flower bonds, targeted investor notes, state and local government series bonds, inflation protected public obligations of the U.S. Treasury, commonly known as “TIPS,” and coupon issues that have been stripped from bonds included in the Index. The Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month. As of September 30, 2012, there were approximately 10 securities in the Index and the modified adjusted duration of securities in the Index was approximately 0.16 years.

The Index is sponsored by Barclays, Inc. (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

DEBT SECURITIES INVESTING RISK:  The value of the debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a reduction in income from debt securities income.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

2	Precise in a world that isn’t.SM

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.

ANNUAL TOTAL RETURN (years ended 12/31)*

Highest Quarterly Return: 0.70% (Q1 2008)
Lowest Quarterly Return: -0.03% (Q4 2011)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was -0.03%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	ONE YEAR	SINCE INCEPTION (5/25/07)
RETURN BEFORE TAXES	-0.05%	0.95%
RETURN AFTER TAXES ON DISTRIBUTIONS	-0.05%	0.64%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	-0.03%	0.63%
BARCLAYS 1-3 MONTH U.S. TREASURY BILL INDEX (reflects no deductions for fees, expenses or taxes)	0.07%	1.04%

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Todd Bean, Steve Meier and Jeff St. Peters.

TODD BEAN is a Vice President of SSgA FM and a Senior Portfolio Manager in the firm’s U.S. Cash Management Group. He joined the Adviser in 2004.

STEVE MEIER, CFA, FRM, is an Executive Vice President of SSgA FM and is the Global Cash CIO responsible for cash investment strategies. He joined the Adviser in 2003.

JEFF ST. PETERS is a Managing Director of SSgA FM and a Senior Portfolio Manager within the Global Cash Management division. He joined the Adviser in 2001.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.

Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

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TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

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SPDR® Barclays TIPS ETF

INVESTMENT OBJECTIVE

The SPDR Barclays TIPS ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the inflation protected sector of the United States Treasury market.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.1845%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.0000%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.1845%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$19	$59	$104	$236

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of Barclays U.S. Government Inflation-Linked Bond Index (the “Index”), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund, determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

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The Index is designed to measure the performance of the inflation protected public obligations of the U.S. Treasury, commonly known as “TIPS.” TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. The Index includes publicly issued TIPS that have at least 1 year remaining to maturity on the Index rebalancing date, with an issue size equal to or in excess of $500 million. Bonds must be capital-indexed and linked to an eligible inflation index. The securities must be denominated in U.S. dollars and pay coupon and principal in U.S. dollars. The notional coupon of a bond must be fixed or zero. Bonds must settle on or before the Index rebalancing date. As of September 30, 2012, there were approximately 32 securities in the Index and the modified adjusted duration of securities in the Index was approximately 5.11 years.

The Index is sponsored by Barclays, Inc. (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

DEBT SECURITIES INVESTING RISK:  The value of the debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a reduction in income from debt securities income.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

6	Precise in a world that isn’t.SM

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at
http://www.spdrs.com.

ANNUAL TOTAL RETURN (years ended 12/31)*

Highest Quarterly Return: 5.44% (Q1 2009)

Lowest Quarterly Return: -3.56% (Q3 2008)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was 6.35%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	ONE YEAR	SINCE INCEPTION (5/25/07)
RETURN BEFORE TAXES	13.77%	8.15%
RETURN AFTER TAXES ON DISTRIBUTIONS	12.14%	6.73%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	8.88%	6.15%
BARCLAYS U.S. GOVERNMENT INFLATION-LINKED BOND INDEX (reflects no deductions for fees, expenses or taxes)	13.98%	8.30%

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Max DeSantis and Peter Breault.

MAX DESANTIS is a Vice President of SSgA FM and is a Portfolio Manager in the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 2008.

PETER R. BREAULT is a Principal of SSgA FM and a Portfolio Manager in the Fixed Income Portfolio Management Team. He joined the Adviser in 2012.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.

Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

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TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

8	Precise in a world that isn’t.SM

SPDR® Barclays Short Term Treasury ETF

INVESTMENT OBJECTIVE

The SPDR Barclays Short Term Treasury ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short term sector of the United States Treasury market.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.12%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.12%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$12	$39	$68	$154

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the period from the commencement of the Fund’s operations (November 30, 2011) to the end of the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the Barclays 1-5 Year U.S. Treasury Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

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Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 1 year and less than 5 years. The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 5 years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non-convertible. Excluded from the Index are certain special issues, such as flower bonds, targeted investor notes, state and local government series bonds, inflation protected public obligations of the U.S. Treasury, commonly known as “TIPS,” and coupon issues that have been stripped from bonds included in the Index. Also excluded from the Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month. As of September 30, 2012, there were approximately 128 securities in the Index and the modified adjusted duration of securities in the Index was approximately 2.69 years.

The Index is sponsored by Barclays, Inc. (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

DEBT SECURITIES INVESTING RISK:  The value of the debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a reduction in income from debt securities income.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

10	Precise in a world that isn’t.SM

FUND PERFORMANCE

The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns based on net assets and comparing the Fund’s performance to the Index.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Michael Brunell and Karen Tsang.

MICHAEL BRUNELL is a Principal of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1997.

KAREN TSANG is a Principal of SSgA FM and a Portfolio Manager in the Passive Fixed Income Portfolio Management Group. She joined the Adviser in 1998.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.

Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Precise in a world that isn’t.SM	11

SPDR® Barclays Intermediate Term Treasury ETF

INVESTMENT OBJECTIVE

The SPDR Barclays Intermediate Term Treasury ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the 1-10 year sector of the United States Treasury market.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.1345%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.0000%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.1345%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$14	$43	$76	$172

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of Barclays Intermediate U.S. Treasury Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser determines have economic characteristics that are

12	Precise in a world that isn’t.SM

substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 1 year and less than 10 years. The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non-convertible. Excluded from the Index are certain special issues, such as flower bonds, targeted investor notes, state and local government series bonds, inflation protected public obligations of the U.S. Treasury, commonly known as “TIPS,” and coupon issues that have been stripped from bonds included in the Index. The Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month. As of September 30, 2012, there were approximately 183 securities in the Index and the modified adjusted duration of securities in the Index was approximately 3.76 years.

The Index is sponsored by Barclays, Inc. (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

DEBT SECURITIES INVESTING RISK:  The value of the debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a reduction in income from debt securities income.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

Precise in a world that isn’t.SM	13

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.

ANNUAL TOTAL RETURN (years ended 12/31)*

Highest Quarterly Return: 6.53% (Q4 2008)

Lowest Quarterly Return: -2.16% (Q2 2009)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was 1.63%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	ONE YEAR	SINCE INCEPTION (5/23/07)
RETURN BEFORE TAXES	6.46%	6.16%
RETURN AFTER TAXES ON DISTRIBUTIONS	5.70%	5.17%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	4.23%	4.71%
BARCLAYS INTERMEDIATE U.S. TREASURY INDEX (reflects no deductions for fees, expenses or taxes)	6.57%	6.24%

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Michael Brunell and Karen Tsang.

MICHAEL BRUNELL is a Vice President of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1997.

KAREN TSANG is a Principal of SSgA FM and a Portfolio Manager in the Passive Fixed Income Portfolio Management Group. She joined the Adviser in 1998.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.

Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

14	Precise in a world that isn’t.SM

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Precise in a world that isn’t.SM	15

SPDR® Barclays Long Term Treasury ETF

INVESTMENT OBJECTIVE

The SPDR Barclays Long Term Treasury ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the long term (10+ years) sector of the United States Treasury market.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.1345%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.0000%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.1345%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$14	$43	$76	$172

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of Barclays Long U.S. Treasury Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser determines have economic characteristics that are

16	Precise in a world that isn’t.SM

substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of 10 or more years. The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non-convertible. Excluded from the Index are certain special issues, such as flower bonds, targeted investor notes, state and local government series bonds, inflation protected public obligations of the U.S. Treasury, commonly known as “TIPS,” and coupon issues that have been stripped from bonds included in the Index. The Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month. As of September 30, 2012, there were approximately 38 securities in the Index and the modified adjusted duration of securities in the Index was approximately 16.66 years.

The Index is sponsored by Barclays, Inc. (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

DEBT SECURITIES INVESTING RISK:  The value of the debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a reduction in income from debt securities income.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

Precise in a world that isn’t.SM	17

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.

ANNUAL TOTAL RETURN (years ended 12/31)*

Highest Quarterly Return: 24.55% (Q3 2011)

Lowest Quarterly Return: -8.17% (Q4 2010)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was 4.28%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	ONE YEAR	SINCE INCEPTION (5/23/07)
RETURN BEFORE TAXES	29.74%	11.95%
RETURN AFTER TAXES ON DISTRIBUTIONS	28.17%	10.38%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	19.18%	9.36%
BARCLAYS LONG U.S. TREASURY INDEX (reflects no deductions for fees, expenses or taxes)	29.93%	12.00%

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Michael Brunell and Karen Tsang.

MICHAEL BRUNELL is a Vice President of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1997.

KAREN TSANG is a Principal of SSgA FM and a Portfolio Manager in the Passive Fixed Income Portfolio Management Group. She joined the Adviser in 1998.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.

Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

18	Precise in a world that isn’t.SM

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Precise in a world that isn’t.SM	19

SPDR® Barclays Short Term Corporate Bond ETF

INVESTMENT OBJECTIVE

The SPDR Barclays Short Term Corporate Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short-term U.S. corporate bond market.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.1245%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.0000%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.1245%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$13	$40	$70	$159

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the Barclays U.S. 1-3 Year Corporate Bond Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser determines have economic characteristics that are

20	Precise in a world that isn’t.SM

substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to measure the performance of the short term U.S. corporate bond market. The Index includes publicly issued U.S. dollar denominated corporate issues that have a remaining maturity of greater than or equal to 1 year and less than 3 years, are rated investment grade (must be Baa3/BBB- or higher using the middle rating of Moody’s Investors Service, Inc., Fitch Inc., or Standard & Poor’s, Inc.), and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars, fixed rate and non-convertible. The Index includes only corporate sectors. The corporate sectors are Industrial, Utility, and Financial Institutions, which include both U.S. and non-U.S. corporations. The following instruments are excluded from the Index: structured notes with embedded swaps or other special features; private placements; floating rate securities; and Eurobonds. The Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month. As of September 30, 2012, there were approximately 761 securities in the Index and the modified adjusted duration of securities in the Index was approximately 1.88 years.

The Index is sponsored by Barclays, Inc. (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

DEBT SECURITIES INVESTING RISK:  The value of the debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a reduction in income from debt securities income.

FOREIGN SECURITIES RISK:  Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties. These risks may be heightened in connection with investments in developing or emerging countries.

Precise in a world that isn’t.SM	21

INDUSTRIAL SECTOR RISK:  Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the government budgets. Transportation securities, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

UTILITIES SECTOR RISK:  The rates that traditional regulated utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company’s earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable.

Among the risks that may affect utility companies are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants; the effects of energy conservation and the effects of regulatory changes.

FINANCIAL SECTOR RISK:  Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, the recent deterioration of the credit markets generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

22	Precise in a world that isn’t.SM

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.

ANNUAL TOTAL RETURN (year ended 12/31)*

Highest Quarterly Return: 1.86% (Q3 2010)

Lowest Quarterly Return: -0.56% (Q3 2011)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was 3.24%

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	ONE YEAR	SINCE INCEPTION (12/16/09)
RETURN BEFORE TAXES	1.42%	2.08%
RETURN AFTER TAXES ON DISTRIBUTIONS	0.76%	1.39%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	0.95%	1.38%
BARCLAYS U.S. 1-3 YEAR CORPORATE BOND INDEX (reflects no deduction for fees, expenses or taxes)	1.87%	3.06%

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Patrick Bresnehan, Max DeSantis and Kyle Kelly.

PATRICK BRESNEHAN is a Vice President of SSgA FM and a Senior Portfolio Manager in the Fixed Income Portfolio Management Team. He joined the Adviser in 2010.

MAX DESANTIS is a Vice President of SSgA FM and is a Portfolio Manager in the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 2008.

KYLE KELLY is a Principal of SSgA FM and a Portfolio Manager in the Fixed Income Portfolio Management Team. He joined the Adviser in 2007.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.

Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Precise in a world that isn’t.SM	23

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

24	Precise in a world that isn’t.SM

SPDR® Barclays Intermediate Term Corporate Bond ETF

INVESTMENT OBJECTIVE

The SPDR Barclays Intermediate Term Corporate Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the intermediate term (1-10 years) sector of the United States corporate bond market.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.15%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.15%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$15	$48	$85	$192

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the Barclays U.S. Intermediate Corporate Bond Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

Precise in a world that isn’t.SM	25

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to measure the performance of U.S. corporate bonds that have a maturity of greater than or equal to 1 year and less than 10 years. The Index is a component of the Barclays U.S. Corporate Index and includes investment grade, fixed-rate, taxable, U.S. dollar denominated debt with $250 million or more of par amount outstanding, issued by U.S. and non-U.S. industrial, utility, and financial institutions. Subordinated issues, securities with normal call and put provisions and sinking funds, medium-term notes (if they are publicly underwritten), 144A securities with registration rights, and global issues that are SEC-registered are included. Structured notes with embedded swaps or other special features, as well as private placements, floating- rate securities, and Eurobonds are excluded from the Index. The Index is rebalanced monthly, on the last business day of the month. As of September 30, 2012, there were approximately 996 securities in the Index and the modified adjusted duration of securities in the Index was approximately 4.56 years.

The Index is sponsored by Barclays, Inc. (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

DEBT SECURITIES INVESTING RISK:  The value of the debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or illiquidity in the debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a reduction in income from debt securities income.

FOREIGN INVESTMENT RISK:  Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. In addition, the value of

26	Precise in a world that isn’t.SM

the currency of the country in which an issuer is based could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

INDUSTRIAL SECTOR RISK:  Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the government budgets. Transportation securities, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

UTILITIES SECTOR RISK:  The rates that traditional regulated utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company’s earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable.

Among the risks that may affect utility companies are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants; the effects of energy conservation and the effects of regulatory changes.

FINANCIAL SECTOR RISK:  Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, the recent deterioration of the credit markets generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

Precise in a world that isn’t.SM	27

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.

ANNUAL TOTAL RETURN (year ended 12/31)*

Highest Quarterly Return: 4.07% (Q3 2010)

Lowest Quarterly Return: -1.38% (Q4 2010)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was 7.47%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares. Prior to December 17, 2010, the Fund’s investment strategy sought to track the price and yield performance of an index different from the Barclays U.S. Intermediate Term Corporate Bond Index. Performance of the Fund prior to December 17, 2010 is therefore based on the Fund’s prior investment strategy to track a different benchmark index.

	ONE YEAR	SINCE INCEPTION (2/10/09)
RETURN BEFORE TAXES	5.19%	7.79%
RETURN AFTER TAXES ON DISTRIBUTIONS	3.89%	6.24%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	3.41%	5.76%
BARCLAYS U.S. INTERMEDIATE TERM CORPORATE BOND INDEX (reflects no deduction for fees, expenses or taxes)	5.52%	10.56%

28	Precise in a world that isn’t.SM

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Patrick Bresnehan, Max DeSantis and Kyle Kelly.

PATRICK BRESNEHAN is a Vice President of SSgA FM and a Senior Portfolio Manager in the Fixed Income Portfolio Management Team. He joined the Adviser in 2010.

MAX DESANTIS is a Vice President of SSgA FM and is a Portfolio Manager in the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 2008.

KYLE KELLY is a Principal of SSgA FM and a Portfolio Manager in the Fixed Income Portfolio Management Team. He joined the Adviser in 2007.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.

Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Precise in a world that isn’t.SM	29

SPDR® Barclays Long Term Corporate Bond ETF

INVESTMENT OBJECTIVE

The SPDR Barclays Long Term Corporate Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the long term (10+ years) sector of the United States corporate bond market.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.15%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.15%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$15	$48	$85	$192

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the Barclays U.S. Long Term Corporate Bond Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

30	Precise in a world that isn’t.SM

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to measure the performance of U.S. corporate bonds that have a maturity of greater than or equal to 10 years. The Index is a component of the Barclays U.S. Corporate Index and includes investment grade, fixed-rate, taxable, U.S. dollar-denominated debt with $250 million or more of par amount outstanding, issued by U.S. and non-U.S. industrial, utility, and financial institutions. Subordinated issues, securities with normal call and put provisions and sinking funds, medium-term notes (if they are publicly underwritten), 144A securities with registration rights, and global issues that are SEC-registered are included. Structured notes with embedded swaps or other special features, as well as private placements, floating-rate securities, and Eurobonds are excluded from the Index. The Index is rebalanced monthly, on the last business day of the month. As of September 30, 2012, there were approximately 1,208 securities in the Index and the modified adjusted duration of securities in the Index was approximately 13.81 years.

The Index is sponsored by Barclays, Inc. (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

DEBT SECURITIES INVESTING RISK:  The value of the debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or illiquidity in the debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a reduction in income from debt securities income.

FOREIGN INVESTMENT RISK:  Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. In addition, the value of the currency of the country in which an issuer is based could decline relative to the value of the U.S. dollar, which

Precise in a world that isn’t.SM	31

may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

INDUSTRIAL SECTOR RISK:  Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the government budgets. Transportation securities, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

UTILITIES SECTOR RISK:  The rates that traditional regulated utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company’s earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable.

Among the risks that may affect utility companies are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants; the effects of energy conservation and the effects of regulatory changes.

FINANCIAL SECTOR RISK:  Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, the recent deterioration of the credit markets generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

32	Precise in a world that isn’t.SM

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at
http://www.spdrs.com.

ANNUAL TOTAL RETURN (year ended 12/31)*

Highest Quarterly Return: 8.89% (Q3 2011)

Lowest Quarterly Return: -3.33% (Q4 2010)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was 10.86%

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares. Prior to December 17, 2010, the Fund’s investment strategy sought to track the price and yield performance of an index different from the to Barclays U.S. Long Term Corporate Bond Index.

Performance of the Fund prior to December 17, 2010 is therefore based on the Fund’s prior investment strategy to track a different benchmark index.

	ONE YEAR	SINCE INCEPTION (3/10/09)
RETURN BEFORE TAXES	14.93%	16.95%
RETURN AFTER TAXES ON DISTRIBUTIONS	12.82%	14.33%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	9.61%	13.03%
BARCLAYS U.S. LONG TERM CORPORATE BOND INDEX (reflects no deduction for fees, expenses or taxes)	15.91%	19.80%

Precise in a world that isn’t.SM	33

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Patrick Bresnehan, Max DeSantis and Kyle Kelly.

PATRICK BRESNEHAN is a Vice President of SSgA FM and a Senior Portfolio Manager in the Fixed Income Portfolio Management Team. He joined the Adviser in 2010.

MAX DESANTIS is a Vice President of SSgA FM and is a Portfolio Manager in the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 2008.

KYLE KELLY is a Principal of SSgA FM and a Portfolio Manager in the Fixed Income Portfolio Management Team. He joined the Adviser in 2007.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.

Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

34	Precise in a world that isn’t.SM

SPDR® Barclays Issuer Scored Corporate Bond ETF

INVESTMENT OBJECTIVE

The SPDR Barclays Issuer Scored Corporate Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. corporate bond market.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.16%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.16%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$16	$52	$90	$205

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the period from the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the Barclays Issuer Scored Corporate Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser determines have economic characteristics that are

Precise in a world that isn’t.SM	35

substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to measure the performance of the U.S. corporate bond market. The Index includes publicly issued U.S. dollar denominated corporate issues that are rated investment grade (Baa3/BBB- or higher) by at least two of Moody’s Investors Service, Inc., Fitch Inc., or Standard & Poor’s, Inc., and have $250 million or more of par amount outstanding. Only securities issued by companies with publicly traded equity are eligible for inclusion. In addition, the securities must be denominated in U.S. dollars, fixed rate and non-convertible. The Index includes only corporate sectors. The corporate sectors are Industrial, Utility, and Financial Institutions, which include both U.S. and non-U.S. corporations. The following instruments are excluded from the Index: structured notes with embedded swaps or other special features; subordinated debt; private placements; floating rate securities; and Eurobonds. Individual issuers in the Index are weighted using the following financial ratios: return on assets, interest coverage and current ratio (“factors”). Individual security weights are then calculated by the relative market value of each eligible security issued by the issuer. Monthly maintenance rebalancing to reflect the addition and subtraction of securities occurs on the last business day of each month. Factor rebalancing occurs every six months on the last business day of March and September. As of September 30, 2012, there were approximately 3,217 securities in the Index and the modified adjusted duration of securities in the Index was approximately 5.22 years.

The Index is sponsored by Barclays, Inc. (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

DEBT SECURITIES INVESTING RISK:  The value of the debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or illiquidity in the debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a reduction in income from debt securities income.

FOREIGN INVESTMENT RISK:  Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such

36	Precise in a world that isn’t.SM

as delays in clearing and settling portfolio transactions or in receiving payment of dividends. In addition, the value of the currency of the country in which an issuer is based could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

INDUSTRIAL SECTOR RISK:  Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the government budgets. Transportation securities, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

UTILITIES SECTOR RISK:  The rates that traditional regulated utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company’s earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable.

Among the risks that may affect utility companies are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants; the effects of energy conservation and the effects of regulatory changes.

FINANCIAL SECTOR RISK:  Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, the recent deterioration of the credit markets generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

Precise in a world that isn’t.SM	37

FUND PERFORMANCE

The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns based on net assets and comparing the Fund’s performance to the Index.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Patrick Bresnehan, Max DeSantis and Kyle Kelly.

PATRICK BRESNEHAN is a Vice President of SSgA FM and a Senior Portfolio Manager in the Fixed Income Portfolio Management Team. He joined the Adviser in 2010.

MAX DESANTIS is a Vice President of SSgA FM and is a Portfolio Manager in the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 2008.

KYLE KELLY is a Principal of SSgA FM and a Portfolio Manager in the Fixed Income Portfolio Management Team. He joined the Adviser in 2007.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.

Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

38	Precise in a world that isn’t.SM

SPDR® Barclays Convertible Securities ETF

INVESTMENT OBJECTIVE

The SPDR Barclays Convertible Securities ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks United States convertible securities markets with outstanding issue sizes greater than $500 million.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.40%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.40%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$41	$128	$224	$505

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the Barclays U.S. Convertible Bond >$500MM Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

Precise in a world that isn’t.SM	39

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to represent the market of U.S. convertible securities, such as convertible bonds, with outstanding issue sizes greater than $500 million. Convertible bonds are bonds that can be exchanged, at the option of the holder, for a specific number of shares of the issuer’s preferred stock (“Preferred Securities”) or common stock. The Index components are a subset of issues in the Barclays Convertible Composite Index. To be included in the Index a security must meet the following requirements: (i) have an outstanding issue size greater than $500 million; (ii) be a non-called, non-defaulted security; (iii) have at least 31 days until maturity; (iv) be U.S. dollar denominated; and (v) be a registered or a convertible tranche issued under Rule 144A of the Securities Act of 1933, as amended. The Index is rebalanced on a monthly basis, at the end of each month. As of September 30, 2012, there were approximately 104 securities in the Index.

The Index is sponsored by Barclays, Inc. (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

DEBT SECURITIES INVESTING RISK:  The value of the debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a reduction in income from debt securities income.

CONVERTIBLE SECURITIES RISK:  Convertible securities tend to be subordinate to other debt securities issued by the same issuer. Also, issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities generally provide yields higher than the underlying stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.

40	Precise in a world that isn’t.SM

PREFERRED SECURITIES RISK:  There are special risks associated with investing in Preferred Securities. Generally, Preferred Security holders (such as the Fund) have no voting rights with respect to the issuing company unless certain events occur. In addition, Preferred Securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. Unlike debt securities, dividend payments on a Preferred Security typically must be declared by the issuer’s board of directors. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if such dividends have accrued), and may suspend payment of dividends on Preferred Securities at any time. In the event an issuer of Preferred Securities experiences economic difficulties, the issuer’s Preferred Securities may lose substantial value due to the reduced likelihood that the issuer’s board of directors will declare a dividend and the fact that the Preferred Security may be subordinated to other securities of the same issuer. There is a chance that the issuer of any of the Fund’s holdings will default (fail to make scheduled dividend payments on the Preferred Security or scheduled interest payments on other obligations of the issuer not held by the Fund).

INTEREST RATE RISK.  Because many Preferred Securities pay dividends at a fixed rate, their market price can be sensitive to changes in interest rates in a manner similar to bonds — that is, as interest rates rise, the value of the Preferred Securities held by the Fund are likely to decline. To the extent that the Fund invests a substantial portion of its assets in fixed rate Preferred Securities, rising interest rates may cause the value of the Fund’s investments to decline significantly.

ISSUER RISK.  Because many Preferred Securities allow holders to convert the Preferred Securities into common stock of the issuer, their market price can be sensitive to changes in the value of the issuer’s common stock and, therefore, declining common stock values may also cause the value of the Fund’s investments to decline.

CALL RISK.  Preferred Securities often have call features which allow the issuer to redeem the security at its discretion. The redemption of a Preferred Security having a higher than average yield may cause a decrease in the Fund’s yield.

FOREIGN SECURITIES RISK:  Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. These risks may be heightened in connection with investments in developing or emerging countries.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

Precise in a world that isn’t.SM	41

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.

ANNUAL TOTAL RETURN (year ended 12/31)*

Highest Quarterly Return: 8.91% (Q3 2010)

Lowest Quarterly Return: -13.25% (Q3 2011)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was 11.56%

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	ONE YEAR	SINCE INCEPTION (4/14/09)
RETURN BEFORE TAXES	-6.60%	12.70%
RETURN AFTER TAXES ON DISTRIBUTIONS	-7.76%	10.96%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	-3.89%	10.02%
BARCLAYS U.S. CONVERTIBLE BOND >$500MM INDEX (reflects no deduction for fees, expenses or taxes)	-6.45%	14.91%

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Michael Brunell, Patrick Bresnehan and Max DeSantis.

MICHAEL BRUNELL is a Vice President of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1997.

PATRICK BRESNEHAN is a Vice President of SSgA FM and a Senior Portfolio Manager in the Fixed Income Portfolio Management Team. He joined the Adviser in 2010.

MAX DESANTIS is a Vice President of SSgA FM and is a Portfolio Manager in the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 2008.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.

Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

42	Precise in a world that isn’t.SM

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Precise in a world that isn’t.SM	43

SPDR® Barclays Mortgage Backed Bond ETF

INVESTMENT OBJECTIVE

The SPDR Barclays Mortgage Backed Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. agency mortgage pass-through sector of the U.S. investment grade bond market.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.20%
DISTRIBUTION AND SERVICE (12b-1) FEES (1)	None
OTHER EXPENSES	0.00%
ACQUIRED FUND FEES AND EXPENSES (2)	0.12%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.32%

(1)	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

(2)	The Fund is required to disclose “Acquired Fund Fees and Expenses” in the table above. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies, including affiliated investment companies. Since “Total Annual Fund Operating Expenses” for purposes of the table above includes Acquired Fund Fees and Expenses, it does not correlate to the ratio of “Expenses to Average Net Assets” in the Financial Highlights section of the Prospectus.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$33	$103	$180	$406

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1,489% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the Barclays U.S. MBS Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally

44	Precise in a world that isn’t.SM

the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. TBA Transactions (as defined below) are included within the above-noted investment policy. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to measure the performance of the U.S. agency mortgage pass-through segment of the U.S. investment grade bond market. The term “U.S. agency mortgage pass-through security” refers to a category of pass-through securities backed by pools of mortgages and issued by one of the following U.S. government-sponsored enterprises: Government National Mortgage Association (“GNMA”); Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”). The Index is formed by grouping the universe of individual fixed rate mortgage backed securities pools into generic aggregates according to the following parameters: (i) agency; (ii) program; (iii) pass-through coupon; and (iv) origination year. Index maturity and liquidity criteria are then applied to these aggregates to determine which qualify for inclusion in the Index. To be included in the Index, securities must be fixed rate, denominated in U.S. dollars, have $250 million or more of outstanding face value and have a weighted average maturity of at least one year. Excluded from the Index are buydowns, graduated equity mortgages, project loans, manufactured homes (dropped in January 1992), graduated payment mortgages (dropped in January 1995), non-agency (whole loan) securities, jumbo securities, and collateralized mortgage obligations. The Index is market capitalization weighted and the securities in the Index are updated on the last calendar day of each month. As of September 30, 2012, there were approximately 861 securities in the Index.

Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be announced transaction” or “TBA Transaction.” In a TBA Transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date. The Fund expects to enter into such contracts on a regular basis, and pending settlement of such contracts, the Fund will invest its assets in liquid, short-term instruments, including shares of money market funds advised by the Adviser or its affiliates.

The Index is sponsored by Barclays, Inc. (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory

Precise in a world that isn’t.SM	45

requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

DEBT SECURITIES INVESTING RISK:  The value of the debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a reduction in income from debt securities income.

PREPAYMENT RISK:  The Fund may invest in mortgage-related securities, which may be paid off early if the borrower on the underlying mortgage prepays the mortgage or refinances the mortgage prior to the maturity date. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

MORTGAGE-BACKED SECURITIES RISK:  Mortgage-backed securities, other than GNMA mortgage-backed securities, are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly affect the value of certain mortgage-backed securities.

MORTGAGE PASS-THROUGH SECURITIES RISK:  Transactions in mortgage pass through securities primarily occur through TBA Transactions, as described above. Default by or bankruptcy of a counterparty to a TBA Transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA Transaction.

U.S. GOVERNMENT AGENCY SECURITIES RISK:  Treasury securities are backed by the full faith and credit of the U.S. government as to the timely payment of principal and interest. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. If a government-sponsored entity is unable to meet its obligations, the performance of the Fund will be adversely impacted.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.	ANNUAL TOTAL RETURN (year ended 12/31)* Highest Quarterly Return: 3.24% (Q2 2010) Lowest Quarterly Return: 0.36% (Q4 2010) * As of September 30, 2012, the Fund’s Calendar Year-To-Date return was 2.44%

46	Precise in a world that isn’t.SM

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	ONE YEAR	SINCE INCEPTION (1/15/09)
RETURN BEFORE TAXES	6.29%	5.75%
RETURN AFTER TAXES ON DISTRIBUTIONS	4.87%	4.33%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	4.08%	4.08%
BARCLAYS U.S. MBS INDEX (reflects no deduction for fees, expenses or taxes)	6.23%	5.58%

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Michael Brunell and Karen Tsang.

MICHAEL BRUNELL is a Vice President of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1997.

KAREN TSANG is a Principal of SSgA FM and a Portfolio Manager in the Passive Fixed Income Portfolio Management Group. She joined the Adviser in 1998.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.

Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Precise in a world that isn’t.SM	47

SPDR® Barclays Aggregate Bond ETF

INVESTMENT OBJECTIVE

The SPDR Barclays Aggregate Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. dollar denominated investment grade bond market.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.1845%
DISTRIBUTION AND SERVICE (12b-1) FEES (1)	None
OTHER EXPENSES	0.0000%
ACQUIRED FUND FEES AND EXPENSES (2)	0.0400%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.2245%
LESS CONTRACTUAL FEE WAIVER (3)	(0.0500)%
NET ANNUAL FUND OPERATING EXPENSES (3)	0.1745%

(1)	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

(2)	The Fund is required to disclose “Acquired Fund Fees and Expenses” in the table above. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies, including affiliated investment companies. Since “Total Annual Fund Operating Expenses” for purposes of the table above includes Acquired Fund Fees and Expenses, it does not correlate to the “Ratio of Expenses to Average Net Assets” in the Financial Highlights section of the Prospectus.

(3)	The Adviser has contractually agreed to waive its advisory fee and reimburse certain expenses, until October 31, 2013, so that the Net Annual Fund Operating Expenses of the Fund will be limited to 0.1345% of the Fund’s average daily net assets before application of any extraordinary expenses or acquired fund fees and expenses. The contractual fee waiver does not provide for the recoupment by the Adviser of any fees the Adviser previously waived. The Adviser may continue the waiver from year to year, but there is no guarantee that the Advisor will do so and after October 31, 2013, the waiver may be cancelled or modified at any time.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$18	$67	$121	$281

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example,

48	Precise in a world that isn’t.SM

affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 428% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the Barclays U.S. Aggregate Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. TBA transactions (as defined below) are included within the above-noted investment policy. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to measure the performance of the U.S. dollar denominated investment grade bond market, which includes investment grade (must be Baa3/BBB- or higher using the middle rating of Moody’s Investors Service, Inc., Standard & Poor’s, and Fitch Inc.) government bonds, investment grade corporate bonds, mortgage pass through securities, commercial mortgage backed securities and asset backed securities that are publicly for sale in the United States. The securities in the Index must have at least 1 year remaining to maturity and must have $250 million or more of outstanding face value. Asset backed securities must have a minimum deal size of $500 million and a minimum tranche size of $25 million. For commercial mortgage backed securities, the original aggregate transaction must have a minimum deal size of $500 million, and a minimum tranche size of $25 million; the aggregate outstanding transaction sizes must be at least $300 million to remain in the Index. In addition, the securities must be U.S. dollar denominated, fixed rate, non-convertible, and taxable. Certain types of securities, such as flower bonds, targeted investor notes, and state and local government series bonds are excluded from the Index. Also excluded from the Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month. As of September 30, 2012, there were approximately 7,967 securities in the Index and the modified adjusted duration of securities in the Index was approximately 4.76 years.

As of September 30, 2012, approximately 30.24% of the bonds represented in the Index are U.S. agency mortgage pass-through securities. U.S. agency mortgage pass-through securities are securities issued by entities such as Government National Mortgage Association (“GNMA”) and Federal National Mortgage Association (“FNMA”) that are backed by pools of mortgages. Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be-announced transaction” or “TBA Transaction.” In a TBA Transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date; however, it is not anticipated that the Fund will receive pools, but instead will participate in rolling TBA Transactions. The Fund expects to enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short term instruments, including shares of affiliated money market funds.

The Index is sponsored by Barclays, Inc. (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

Precise in a world that isn’t.SM	49

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

DEBT SECURITIES INVESTING RISK:  The value of the debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a reduction in income from debt securities income.

U.S. GOVERNMENT AGENCY SECURITIES RISK:  Treasury securities are backed by the full faith and credit of the U.S. government as to the timely payment of principal and interest. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. If a government-sponsored entity is unable to meet its obligations, the performance of the Fund will be adversely impacted.

PREPAYMENT RISK:  The Fund may invest in mortgage-related securities, which may be paid off early if the borrower on the underlying mortgage prepays the mortgage or refinances the mortgage prior to the maturity date. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

MORTGAGE-BACKED SECURITIES RISK:  Mortgage-backed securities, other than GNMA mortgage-backed securities, are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly affect the value of certain mortgage-backed securities.

MORTGAGE PASS-THROUGH SECURITIES RISK:  Transactions in mortgage pass through securities primarily occur through TBA Transactions, as described above. Default by or bankruptcy of a counterparty to a TBA Transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA Transaction.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

50	Precise in a world that isn’t.SM

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.

ANNUAL TOTAL RETURN (years ended 12/31)*

Highest Quarterly Return: 5.90% (Q4 2008)

Lowest Quarterly Return: -1.23% (Q2 2008)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was 3.83%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	ONE YEAR	SINCE INCEPTION (5/23/07)
RETURN BEFORE TAXES	7.61%	6.86%
RETURN AFTER TAXES ON DISTRIBUTIONS	6.36%	5.22%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	4.98%	4.92%
BARCLAYS U.S. AGGREGATE INDEX (reflects no deductions for fees, expenses or taxes)	7.84%	6.77%

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Michael Brunell and Max DeSantis.

MICHAEL BRUNELL is a Vice President of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1997.

MAX DESANTIS is a Vice President of SSgA FM and is a Portfolio Manager in the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 2008.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.

Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Precise in a world that isn’t.SM	51

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

52	Precise in a world that isn’t.SM

SPDR® Nuveen Barclays Municipal Bond ETF

INVESTMENT OBJECTIVE

The SPDR Nuveen Barclays Municipal Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. municipal bond market and provides income that is exempt from federal income taxes.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.30%
DISTRIBUTION AND SERVICE (12b-1) FEES (1)	None
OTHER EXPENSES (2)	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.30%
LESS CONTRACTUAL FEE WAIVER (2)	(0.07%)
NET ANNUAL FUND OPERATING EXPENSES (2)	0.23%

(1)	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

(2)	The Adviser has contractually agreed to waive its advisory fee and reimburse certain expenses, until October 31, 2013, so that the Net Annual Fund Operating Expenses of the Fund will be limited to 0.23% of the Fund’s average daily net assets before application of any extraordinary expenses or acquired fund fees and expenses. The contractual fee waiver does not provide for the recoupment by the Adviser of any fees the Adviser previously waived. The Adviser may continue the waiver from year to year, but there is no guarantee that the Adviser will do so and after October 31, 2013, the waiver may be cancelled or modified at any time.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$24	$89	$162	$374

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Precise in a world that isn’t.SM	53

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the Barclays Municipal Managed Money Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), the investment sub-adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Sub-Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. Additionally, the Fund intends to invest, under normal circumstances, 80% of its assets in investments the income of which is exempt from Federal income tax. In addition, the Fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund).

The Index is designed to track the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds. The Index is comprised of tax-exempt municipal securities issued by states, cities, counties, districts and their respective agencies. A general obligation bond is secured by the full faith and credit of its issuer. A revenue bond is payable from a specific source of revenue. A pre-refunded bond is a revenue bond that the issuer has allocated funds to fully retire. An insured bond is protected from issuer default or rating downgrade by an insurance company. The Index also includes municipal lease obligations, which are securities issued by state and local governments and authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in a lease or contract. The Index is a rules-based, market-value weighted index engineered for the tax exempt bond market. All bonds in the Index must be rated Aa3/AA- or higher by at least two of the following statistical ratings agencies: Moody’s Investors Service, Inc., Standard & Poor’s, and Fitch Inc. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the agencies rates the security, the rating must be at least Aa3/AA-. Each Index security must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have been issued within the last five years, and must be at least one year from their maturity date. Bonds subject to alternative minimum tax, hospital bonds, housing bonds, tobacco bonds, and airline bonds, along with remarketed issues, taxable municipal bonds, floaters, and derivatives are all excluded from the Index. As of September 30, 2012, there were approximately 17,589 securities in the Index and the modified adjusted duration of securities in the Index was approximately 7.29 years.

The Index is sponsored by Barclays, Inc. (the “Index Provider”) which is not affiliated with the Fund, the Adviser or the Sub-Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

54	Precise in a world that isn’t.SM

INDEX TRACKING RISK:  While the Sub-Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Sub-Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

DEBT SECURITIES INVESTING RISK:  The value of the debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a reduction in income from debt securities income.

TAX RISK:  There is no guarantee that the Fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.

POLITICAL RISK:  A significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.

ANNUAL TOTAL RETURN (years ended 12/31)*

Highest Quarterly Return: 6.75% (Q3 2009)

Lowest Quarterly Return: -5.25% (Q4 2010)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was 5.82%.

Precise in a world that isn’t.SM	55

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	ONE YEAR	SINCE INCEPTION (9/11/07)
RETURN BEFORE TAXES	11.87%	5.60%
RETURN AFTER TAXES ON DISTRIBUTIONS	11.84%	5.57%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	9.04%	5.32%
BARCLAYS MUNICIPAL MANAGED MONEY INDEX (reflects no deductions for fees, expenses or taxes)	11.96%	5.94%

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund. Nuveen Asset Management serves as sub-adviser to the Fund, subject to supervision by the Adviser and the Board of Trustees. To the extent that a reference in this Prospectus refers to the “Adviser,” such reference should also be read to refer to Nuveen Asset Management with respect to the Fund where the context requires.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Timothy Ryan and Steven Hlavin.

TIMOTHY RYAN, CFA, is a Senior Vice President and Portfolio Manager at Nuveen Asset Management. Mr. Ryan joined an affiliate of Nuveen Asset Management in 2010.

STEVEN HLAVIN is a Vice President and Assistant Portfolio Manager at Nuveen Asset Management. Mr. Hlavin joined an affiliate of Nuveen Asset Management in 2003.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 Shares known as Creation Units. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.

Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (NAV), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund intends to pay income that is exempt from regular federal income tax, but which may be subject to the federal alternative minimum tax (AMT). To the extent the Fund invests in securities that do not produce income exempt from regular federal income tax and/or the AMT, a portion of the Fund’s distributions may be subject to such taxes. Income from municipal securities of states other than the shareholder’s state of residence generally will not qualify for tax-free treatment for such shareholder with respect to state and local taxes.

56	Precise in a world that isn’t.SM

SPDR® Nuveen Barclays California Municipal Bond ETF

INVESTMENT OBJECTIVE

The SPDR Nuveen Barclays California Municipal Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the California municipal bond market and provides income that is exempt from federal and California state income taxes.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.20%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.20%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$20	$64	$113	$255

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the Barclays Managed Money Municipal California Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), the investment sub-adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

Precise in a world that isn’t.SM	57

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Sub-Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. Additionally, the Fund intends to invest, under normal circumstances, 80% of its assets in investments the income of which is exempt from both Federal income tax and California income tax. In addition, the Fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund).

The Index is designed to track the publicly traded California municipal bonds that cover the U.S. dollar denominated California tax exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds and insured bonds. A general obligation bond is secured by the full faith and credit of its issuer. A revenue bond is payable from a specific source of revenue. A pre-refunded bond is a revenue bond that the issuer has allocated funds to fully retire. An insured bond is protected from issuer default or rating downgrade by an insurance company. The Index also includes municipal lease obligations, which are securities issued by state and local governments and authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in a lease or contract. The Index is a rules-based, market-value weighted index. All bonds in the Index must be rated Aa3/AA- or higher by at least two of the following statistical ratings agencies: Moody’s Investors Service, Inc., Standard & Poor’s, and Fitch Inc. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the agencies rates the security, the rating must be at least Aa3/AA-. Each Index security must be issued by authorities in California, have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate and have a nominal maturity of one or more years. No issuer may constitute more than 10% of the Index. Bonds subject to alternative minimum tax, hospital bonds, housing bonds, tobacco bonds, and airline bonds, along with remarketed issues, taxable municipal bonds, floaters, and derivatives are all excluded from the Index. As of September 30, 2012, there were approximately 1,776 securities in the Index and the modified adjusted duration of securities in the Index was approximately 8.25 years.

The Index is sponsored by Barclays, Inc. (the “Index Provider”) which is not affiliated with the Fund, the Adviser or the Sub-Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Sub-Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Sub-Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

DEBT SECURITIES INVESTING RISK:  The value of the debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due

58	Precise in a world that isn’t.SM

to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a reduction in income from debt securities income.

CALIFORNIA STATE-SPECIFIC RISK:  Because the Fund concentrates its investments in California municipal securities (i.e., holds 25% or more of its total assets), the Fund will have greater exposure to negative political, economic and statutory factors within the State of California than a fund that invests in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall California municipal market. Provisions of the California Constitution and state statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers. As of September 2012, California had one of the lowest credit ratings of any state in the country, and in 2009 all three major credit rating agencies lowered their ratings on State bonds. However, in February 2012, Standard & Poor’s did raise its credit outlook on California from “Stable” to “Positive.”

TAX RISK:  There is no guarantee that the Fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.

POLITICAL RISK:  A significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.

ANNUAL TOTAL RETURN (years ended 12/31)*

Highest Quarterly Return: 10.08% (Q3 2009)

Lowest Quarterly Return: -7.87% (Q4 2010)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was 8.22%.

Precise in a world that isn’t.SM	59

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	ONE YEAR	SINCE INCEPTION (10/10/07)
RETURN BEFORE TAXES	15.44%	5.80%
RETURN AFTER TAXES ON DISTRIBUTIONS	15.41%	5.76%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	11.49%	5.54%
BARCLAYS MANAGED MONEY MUNICIPAL CALIFORNIA INDEX (reflects no deductions for fees, expenses or taxes)	14.28%	5.96%

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund. Nuveen Asset Management serves as sub-adviser to the Fund, subject to supervision by the Adviser and the Board of Trustees. To the extent that a reference in this Prospectus refers to the “Adviser,” such reference should also be read to refer to Nuveen Asset Management with respect to the Fund where the context requires.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Timothy Ryan and Steven Hlavin.

TIMOTHY RYAN, CFA, is a Senior Vice President and Portfolio Manager at Nuveen Asset Management. Mr. Ryan joined an affiliate of Nuveen Asset Management in 2010.

STEVEN HLAVIN is a Vice President and Assistant Portfolio Manager at Nuveen Asset Management. Mr. Hlavin joined an affiliate of Nuveen Asset Management in 2003.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.

Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund intends to pay income that is exempt from regular federal income tax and exempt from California state income tax for California residents, but which may be subject to the federal alternative minimum tax (“AMT”). To the extent the Fund invests in securities that do not produce income exempt from regular federal income tax and/or the AMT, a portion of the Fund’s distributions may be subject to such taxes. Income from municipal securities of states other than the shareholder’s state of residence generally will not qualify for tax-free treatment for such shareholder with respect to state and local taxes.

60	Precise in a world that isn’t.SM

SPDR® Nuveen Barclays New York Municipal Bond ETF

INVESTMENT OBJECTIVE

The SPDR Nuveen Barclays New York Municipal Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the New York municipal bond market and provides income that is exempt from federal and New York state income taxes.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.20%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.20%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$20	$64	$113	$255

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the Barclays Managed Money Municipal New York Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), the investment sub-adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

Precise in a world that isn’t.SM	61

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Sub-Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. Additionally, the Fund intends to invest, under normal circumstances, 80% of its assets in investments the income of which is exempt from both Federal income tax and New York income tax. In addition, the Fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund).

The Index is designed to track publicly traded New York municipal bonds that cover the U.S. dollar denominated New York revenue bonds, pre-refunded bonds, and insured bonds. A general obligation bond is secured by the full faith and credit of its issuer. A revenue bond is payable from a specific source of revenue. A pre-refunded bond is a revenue bond that the issuer has allocated funds to fully retire. An insured bond is protected from issuer default or rating downgrade by an insurance company. The Index also includes municipal lease obligations, which are securities issued by state and local governments and authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in a lease or contract. The Index is a rules-based, market-value weighted index. All bonds in the Index must be rated Aa3/AA- or higher by at least two of the following statistical ratings agencies: Moody’s Investors Service, Inc., Standard & Poor’s, and Fitch Inc. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the agencies rates the security, the rating must be at least Aa3/AA-. Each Index security must be issued by authorities in New York, have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate and have a nominal maturity of one or more years. No issuer may constitute more than 10% of the Index. Bonds subject to alternative minimum tax, hospital bonds, housing bonds, tobacco bonds, and airline bonds, along with remarketed issues, taxable municipal bonds, floaters, and derivatives are all excluded from the Index. As of September 30, 2012, there were approximately 2,751 securities in the Index and the modified adjusted duration of securities in the Index was approximately 7.59 years.

The Index is sponsored by Barclays, Inc. (the “Index Provider”) which is not affiliated with the Fund, the Adviser or the Sub-Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Sub-Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Sub-Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

DEBT SECURITIES INVESTING RISK:  The value of the debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off

62	Precise in a world that isn’t.SM

substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a reduction in income from debt securities income.

NEW YORK STATE-SPECIFIC RISK:  Because the Fund concentrates its investments in New York municipal securities (i.e., holds 25% or more of its total assets), the Fund will have greater exposure to negative political, economic and statutory factors within the State of New York than a fund that invests in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall New York municipal market. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the state, and when New York City experiences financial difficulty it may have an adverse effect on New York municipal bonds held by the Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

TAX RISK:  There is no guarantee that the Fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.

POLITICAL RISK:  A significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.

ANNUAL TOTAL RETURN (years ended 12/31)*

Highest Quarterly Return: 7.51% (Q3 2009)

Lowest Quarterly Return: -5.50% (Q4 2010)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was 6.23%.

Precise in a world that isn’t.SM	63

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	ONE YEAR	SINCE INCEPTION (10/11/07)
RETURN BEFORE TAXES	11.45%	5.48%
RETURN AFTER TAXES ON DISTRIBUTIONS	11.46%	5.46%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	8.70%	5.24%
BARCLAYS MANAGED MONEY MUNICIPAL NEW YORK INDEX (reflects no deductions for fees, expenses or taxes)	11.94%	5.74%

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund. Nuveen Asset Management serves as sub-adviser to the Fund, subject to supervision by the Adviser and the Board of Trustees. To the extent that a reference in this Prospectus refers to the “Adviser,” such reference should also be read to refer to Nuveen Asset Management with respect to the Fund where the context requires.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Timothy Ryan and Steven Hlavin.

TIMOTHY RYAN, CFA, is a Senior Vice President and Portfolio Manager at Nuveen Asset Management. Mr. Ryan joined an affiliate of Nuveen Asset Management in 2010.

STEVEN HLAVIN is a Vice President and Assistant Portfolio Manager at Nuveen Asset Management. Mr. Hlavin joined an affiliate of Nuveen Asset Management in 2003.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.

Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund intends to pay income that is exempt from regular federal income tax and exempt from New York state income tax for New York residents, but which may be subject to the federal alternative minimum tax (“AMT”). To the extent the Fund invests in securities that do not produce income exempt from regular federal income tax and/or the AMT, a portion of the Fund’s distributions may be subject to such taxes. Income from municipal securities of states other than the shareholder’s state of residence generally will not qualify for tax-free treatment for such shareholder with respect to state and local taxes.

64	Precise in a world that isn’t.SM

SPDR® Nuveen Barclays Short Term Municipal Bond ETF

INVESTMENT OBJECTIVE

The SPDR Nuveen Barclays Short Term Municipal Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short term tax exempt municipal bond market and provides income that is exempt from federal income taxes.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.20%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.20%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$20	$64	$113	$255

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the Barclays Managed Money Municipal Short Term Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), the investment sub-adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

Precise in a world that isn’t.SM	65

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Sub-Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. Additionally, the Fund intends to invest, under normal circumstances, 80% of its assets in investments the income of which is exempt from Federal income tax. In addition, the Fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund).

The Index is designed to track the publicly traded municipal bonds that cover the U.S. dollar denominated short term tax exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds. A general obligation bond is secured by the full faith and credit of its issuer. A revenue bond is payable from a specific source of revenue. A pre-refunded bond is a revenue bond that the issuer has allocated funds to fully retire. An insured bond is protected from issuer default or rating downgrade by an insurance company. The Index is a rules-based, market-value weighted index. All bonds in the Index must be rated Aa3/AA- or higher by at least two of the following statistical ratings agencies: Moody’s Investors Service, Inc., Standard & Poor’s or Fitch Inc. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the agencies rates the security, the rating must be at least Aa3/AA-. Each Index security must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate and have a nominal maturity of one to five years. No issuer may constitute more than 10% of the Index. Bonds subject to alternative minimum tax, hospital bonds, housing bonds, tobacco bonds, and airline bonds, along with remarketed issues, taxable municipal bonds, floaters, and derivatives are all excluded from the Index. As of September 30, 2012, there were approximately 3,789 securities in the Index and the modified adjusted duration of securities in the Index was approximately 2.89 years.

The Index is sponsored by Barclays, Inc. (the “Index Provider”) which is not affiliated with the Fund, the Adviser or the Sub-Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Sub-Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Sub-Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

DEBT SECURITIES INVESTING RISK:  The value of the debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a reduction in income from debt securities income.

66	Precise in a world that isn’t.SM

TAX RISK:  There is no guarantee that the Fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.

POLITICAL RISK:  A significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.

ANNUAL TOTAL RETURN (years ended 12/31)*

Highest Quarterly Return: 2.84% (Q4 2008)

Lowest Quarterly Return: -0.95% (Q4 2010)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was 1.57%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	ONE YEAR	SINCE INCEPTION (10/10/07)
RETURN BEFORE TAXES	3.50%	3.97%
RETURN AFTER TAXES ON DISTRIBUTIONS	3.45%	3.94%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	2.81%	3.69%
BARCLAYS MANAGED MONEY MUNICIPAL SHORT TERM INDEX (reflects no deductions for fees, expenses or taxes)	3.79%	4.49%

Precise in a world that isn’t.SM	67

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund. Nuveen Asset Management serves as sub-adviser to the Fund, subject to supervision by the Adviser and the Board of Trustees. To the extent that a reference in this Prospectus refers to the “Adviser,” such reference should also be read to refer to Nuveen Asset Management with respect to the Fund where the context requires.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Timothy Ryan and Steven Hlavin.

TIMOTHY RYAN, CFA, is a Senior Vice President and Portfolio Manager at Nuveen Asset Management. Mr. Ryan joined an affiliate of Nuveen Asset Management in 2010.

STEVEN HLAVIN is a Vice President and Assistant Portfolio Manager at Nuveen Asset Management. Mr. Hlavin joined an affiliate of Nuveen Asset Management in 2003.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.

Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund intends to pay income that is exempt from regular federal income tax, but which may be subject to the federal alternative minimum tax (“AMT”). To the extent the Fund invests in securities that do not produce income exempt from regular federal income tax and/or the AMT, a portion of the Fund’s distributions may be subject to such taxes. Income from municipal securities of states other than the shareholder’s state of residence generally will not qualify for tax-free treatment for such shareholder with respect to state and local taxes.

68	Precise in a world that isn’t.SM

SPDR® Nuveen S&P® VRDO Municipal Bond ETF

INVESTMENT OBJECTIVE

The SPDR Nuveen S&P VRDO Municipal Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the performance of variable rate demand obligations (“VRDOs”) issued by municipalities.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.20%
DISTRIBUTION AND SERVICE (12b-1) FEES (1)	None
OTHER EXPENSES (2)	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES (2)	0.20%

(1)	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

(2)	Amounts do not reflect certain other expenses of 0.01% incurred during the prior fiscal year which are not expected to be incurred during the current fiscal year.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$20	$64	$113	$255

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 92% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the S&P National AMT-Free Municipal VRDO Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), the investment sub-adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

Precise in a world that isn’t.SM	69

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Sub-Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. Additionally, the Fund intends to invest, under normal circumstances, 80% of its assets in investments the income of which is exempt from Federal income tax. In addition, the Fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund).

The Index is designed to track investment grade VRDOs issued by U.S. states and territories or local governments or agencies, such that interest on the securities is exempt from U.S. federal income taxes, with maturities greater than or equal to one month. A VRDO is a short-term tax-exempt fixed income instrument whose coupon rate is reset on a periodic basis (e.g., weekly or monthly). VRDOs tend to be issued with long maturities of up to 30 or 40 years; however, they are considered short-term instruments because they include a bondholder put provision that coincides with the periodic coupon rate reset which allows the bondholder to redeem a bond at face value. VRDOs included in the Index reset weekly. VRDOs are put back to a bank or other entity that serves as a liquidity provider (the “Remarketing Agent”), rather than the issuer. The Remarketing Agent tries to resell those VRDOs or, failing that, holds them in its own inventory. In addition, VRDOs commonly hold a credit enhancement, such as a letter of credit from the Remarketing Agent or a bank, and/or bond insurance. To be included in the Index a security must: (i) be issued by a state (including Puerto Rico and U.S. territories) or local government or agency such that interest on the security is exempt from U.S. federal income taxes; (ii) be priced at par; (iii) have a minimum par amount of $10 million; (iv) be included in the Ipreo Holdings LLC product offering for VRDOs; (v) be rated A-3, VMIG-3 or F-3 or higher by one of the following statistical ratings agencies: Standard & Poor’s, Moody’s Investors Service or Fitch Inc., respectively; (vi) have a maturity of greater than or equal to one month; (vii) be a constituent of a deal with an original offering amount of at least $100 million, or, for up to a maximum of 25% of constituents, have no minimum deal size criteria but be the highest yielding constituents (that meet all of the other criteria for eligibility) chosen from the eligible VRDO universe at each monthly rebalancing; (viii) have a weekly reset; and (ix) have a credit or liquidity support facility. The Index is rebalanced after the close of the last business day of each month, based on new issuance, size and maturity. As of September 30, 2012, there were approximately 181 issues included in the Index.

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”) which is not affiliated with the Fund, the Adviser or the Sub-Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Sub-Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Sub-Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

DEBT SECURITIES INVESTING RISK:  The value of the debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or

70	Precise in a world that isn’t.SM

illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a reduction in income from debt securities income.

TAX RISK:  There is no guarantee that the Fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.

POLITICAL RISK:  A significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.

VARIABLE RATE DEMAND OBLIGATION RISK:  Particular VRDOs may not have an active secondary market. As a result, the Fund could suffer a loss on these instruments during periods when the Fund is not entitled to exercise its demand rights or if the issuer and/or Remarketing Agent defaults on its payment obligation. In addition, VRDOs are generally supported by either a letter of credit or a stand-by bond purchase agreement to provide credit enhancement. A decline in the credit quality of the issuer of the credit enhancement may in turn cause a decrease in value of the VRDO supported by the credit enhancement.

MUNICIPAL INSURANCE RISK:  The Fund’s portfolio may be comprised of municipal securities covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. Because a significant portion of the insured municipal securities are insured by a small number of insurance companies, an event involving one or more of these insurance companies could have an adverse effect on the value of the insured municipal securities and the municipal bond market.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.

ANNUAL TOTAL RETURN (year ended 12/31)*

Highest Quarterly Return: 0.27% (Q3 2011)

Lowest Quarterly Return: 0.02% (Q1 2010)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was 0.16%.

Precise in a world that isn’t.SM	71

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	ONE YEAR	SINCE INCEPTION (9/23/09)
RETURN BEFORE TAXES	0.86%	0.65%
RETURN AFTER TAXES ON DISTRIBUTIONS	0.86%	0.65%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	0.86%	0.65%
S&P NATIONAL AMT-FREE MUNICIPAL VRDO INDEX (reflects no deductions for fees, expenses or taxes)	0.31%	0.32%

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund. Nuveen Asset Management serves as sub-adviser to the Fund, subject to supervision by the Adviser and the Board of Trustees. To the extent that a reference in this Prospectus refers to the “Adviser,” such reference should also be read to refer to Nuveen Asset Management with respect to the Fund where the context requires.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Timothy Ryan and Steven Hlavin.

TIMOTHY RYAN, CFA, is a Senior Vice President and Portfolio Manager at Nuveen Asset Management. Mr. Ryan joined an affiliate of Nuveen Asset Management in 2010.

STEVEN HLAVIN is a Vice President and Assistant Portfolio Manager at Nuveen Asset Management. Mr. Hlavin joined an affiliate of Nuveen Asset Management in 2003.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.

Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund intends to pay income that is exempt from regular federal income tax, but which may be subject to the federal alternative minimum tax (“AMT”). To the extent the Fund invests in securities that do not produce income exempt from regular federal income tax and/or the AMT, a portion of the Fund’s distributions may be subject to such taxes. Income from municipal securities of states other than the shareholder’s state of residence generally will not qualify for tax-free treatment for such shareholder with respect to state and local taxes.

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SPDR® Nuveen S&P High Yield Municipal Bond ETF

INVESTMENT OBJECTIVE

The SPDR Nuveen S&P High Yield Municipal Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. high yield municipal bond market and to provide income that is exempt from federal income taxes.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.50%
DISTRIBUTION AND SERVICE (12b-1) FEES (1)	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.50%
LESS CONTRACTUAL FEE WAIVER (2)	(0.05%)
NET ANNUAL FUND OPERATING EXPENSES (2)	0.45%

(1)	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

(2)	The Adviser has contractually agreed to waive its advisory fee and reimburse certain expenses, until October 31, 2013, so that the Net Annual Fund Operating Expenses are limited to 0.45% of the Fund’s average daily net assets before application of any extraordinary expenses or acquired fund fees and expenses. The contractual fee waiver does not provide for the recoupment by the Adviser of any fees the Adviser previously waived. The Adviser may continue the waiver from year to year, but there is no guarantee that the Adviser will do so and after October 31, 2013, it may be cancelled or modified at any time.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$46	$155	$275	$623

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

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THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the S&P Municipal Yield Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), the investment sub-adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Sub-Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. Additionally, the Fund intends to invest, under normal circumstances, at least 80% of its net assets in investments the income of which is exempt from regular federal income tax. In addition, the Fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund).

The Index is designed to measure the performance of high yield municipal bonds issued by U.S. states and territories or local governments or agencies, such that interest on the securities is exempt from regular federal income tax, but may be subject to the alternative minimum tax and to state and local income taxes. High yield securities are generally rated below investment grade and are commonly referred to as “junk bonds.” The Index is a sub-set of the Standard & Poor’s/Investortools Municipal Bond Index and includes publicly issued U.S. dollar denominated, fixed rate, municipal bonds (including private activity bonds) that have a remaining maturity of at least one year. The Index will consist of categories of bonds in the following proportions: (i) 70% of the Index constituents are components of the Standard & Poor’s/Investortools High Yield Bond Index, which are non-rated or are rated below investment grade (ii) 20% of the Index constituents are components of the Standard & Poor’s/Investortools Bond Index that are rated Baa3, Baa2, or Baa1 by Moody’s Investors Service, or BBB-, BBB, or BBB+ by Standard and Poor’s or Fitch; and (iii) 10% of the Index constituents are components of the Standard & Poor’s/Investortools Bond Index that are rated A3, A2, or A1 by Moody’s Investor Services, or A-, A, or A+ by Standard & Poor’s or Fitch. Prerefunded bonds and bonds that have been escrowed to maturity will not be included in the Index. Where the ratings assigned by the agencies are not consistent, the Index will use the middle rating, if three ratings are available and the lower of two ratings if only two ratings are available.

The Standard & Poor’s/Investortools Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Index calculations are provided by Investortools, Inc. Only bonds with total outstanding amounts of $2,000,000 or more qualify for inclusion. The Standard and Poor’s/Investortools Municipal Bond High Yield Index is comprised of all bonds in the Standard and Poor’s/Investortools Municipal Bond Index that are non-rated or whose ratings are BB+ S&P and /or BA-1 Moody’s or lower. As of September 30, 2012, there were approximately 23,805 issues included in the Index.

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”) which is not affiliated with the Fund, the Adviser or the Sub-Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining

74	Precise in a world that isn’t.SM

investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Sub-Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Sub-Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

DEBT SECURITIES INVESTING RISK:  The value of the debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or illiquidity in the debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a reduction in income from debt securities income.

HIGH YIELD SECURITIES RISK:  Securities rated below investment grade, commonly referred to as “junk bonds,” include bonds that are rated Ba1/BB+/BB+ or below by Moody’s Investors Service, Inc., Fitch Inc., and Standard & Poor’s, Inc., respectively, or unrated securities considered to be of equivalent quality by the Sub-Adviser, and may involve greater risks than securities in higher rating categories. Such bonds are regarded as speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated debt securities. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value. As the Fund invests in “junk bonds,” it is also subject to greater credit risk (i.e., the risk that an issuer may be unable or unwilling to make interest and principal payments when due) because it may invest in debt securities not current in the payment of interest or principal or in default.

PRIVATE ACTIVITY BONDS RISK:  Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place limitations on the size of such issues. The credit and quality of private activity bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor). The Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

POLITICAL RISK:  A significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipal securities.

TAX RISK:  There is no guarantee that the Fund’s income will be exempt from regular federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

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FUND PERFORMANCE

The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns based on net assets and comparing the Fund’s performance to the Index.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund. Nuveen Asset Management serves as sub-adviser to the Fund, subject to supervision by the Adviser and the Board of Trustees. To the extent that a reference in this Prospectus refers to the “Adviser,” such reference should also be read to refer to Nuveen Asset Management with respect to the Fund where the context requires.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Timothy T. Ryan and Steven M. Hlavin.

TIMOTHY T. RYAN is a Senior Vice President and Portfolio Manager at Nuveen Asset Management. Mr. Ryan joined an affiliate of Nuveen Asset Management in 2010.

STEVEN M. HLAVIN is a Vice President and Portfolio Manager at Nuveen Asset Management. Mr. Hlavin joined an affiliate of Nuveen Asset Management in 2003.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.

Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund intends to pay income that is exempt from regular federal income tax, but which may be subject to the federal alternative minimum tax (“AMT”). To the extent the Fund invests in securities that do not produce income exempt from regular federal income tax and/or the AMT, a portion of the Fund’s distributions may be subject to such taxes. Income from municipal securities of states other than the shareholder’s state of residence generally will not qualify for tax-free treatment for such shareholder with respect to state and local taxes.

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SPDR® Nuveen Barclays Build America Bond ETF

INVESTMENT OBJECTIVE

The SPDR Nuveen Barclays Build America Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the market for taxable municipal securities with respect to which the issuer has made an irrevocable election to designate the bonds as “Qualified Bonds” under the Build America Bond program created under the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal securities on which the issuer receives federal support of the interest paid (“direct pay Build America Bonds”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.35%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.35%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$36	$113	$197	$443

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 112% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the Barclays Build America Bond Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Nuveen Asset Management, LLC (“Nuveen Asset Management” or

Precise in a world that isn’t.SM	77

the “Sub-Adviser”), the investment sub-adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Sub-Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund).

The Index is a subset of the Barclays Taxable Municipal Bond Index. The Index consists of all direct pay Build America Bonds that satisfy the rules of the Barclays Taxable Municipal Bond Index. The Barclays Taxable Municipal Bond Index represents securities that are taxable, dollar denominated, and issued by a U.S. state or territory, and (i) have at least one year to final maturity regardless of call features, (ii) have at least $250 million par amount outstanding, (iii) are rated investment grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s Investors Service, Inc., Fitch Inc. or Standard & Poor’s, Inc. (if only two of the three agencies rate the security, the lower rating is used to determine index eligibility, and if only one of the three agencies rates a security, the rating must be investment grade), (iv) are fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule, (v) are dollar-denominated and non-convertible, and (vi) are publicly issued. However, Rule 144A securities with Registration Rights and Reg-S issues are included. As of September 30, 2012, there were approximately 193 issues included in the Index and the modified adjusted duration of securities in the Index was approximately 13.54 years.

The Index is sponsored by Barclays, Inc. (the “Index Provider”) which is not affiliated with the Fund, the Adviser or the Sub-Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

Build America Bonds are bonds issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings, among others, pursuant to the American Recovery and Reinvestment Act of 2009 (the “Act”). Build America Bonds pay interest at rates that are expected to be competitive with rates typically paid by private bond issuers in the taxable fixed income market. Unlike investments in most other municipal securities, interest received on Build America Bonds is subject to federal income tax and may be subject to state income tax. Build America Bond issuers may elect either (i) to receive payments from the U.S. Treasury equal to a specified percentage of their interest payments (“direct pay”) or (ii) to cause investors in the bonds to receive federal tax credits (“tax credit”). Most issuers of direct pay Build America Bonds currently receive a subsidy from the U.S. Treasury equal to 35% of the interest paid on the bonds, which allows such issuers to issue bonds that pay interest rates that are expected to be competitive with the rates typically paid by private bond issuers in the taxable fixed income market. The bonds in the Fund will not include Build America bonds for which the investors will receive a tax credit. Build America Bonds are currently defined by the Act as restricted from private activity purposes and, for direct pay Build America Bond issuers, the bonds can only be issued to fund capital expenditures. As a result, most Build America Bond issuers have to produce tangible assets that are designed to provide a public benefit. Build America Bonds generally support facilities that meet such essential needs as water, electricity, transportation, and education. Moreover, many Build America Bonds are general obligation bonds, which are backed by the full faith and taxing power of the state and local governments issuing them.

Issuance of Build America Bonds ceased on December 31, 2010. The Build America Bonds outstanding at such time continue to be eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds; however, no bonds issued following expiration of the Build America Bond program are eligible for the federal tax subsidy. The Board of Trustees will continue to evaluate the Fund’s investment objective and make appropriate changes, as necessary, that it believes are in the best interests of the Fund and its shareholders, including changing the Fund’s investment objective to invest in an index composed of taxable municipal securities.

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PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Sub-Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Sub-Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

DEBT SECURITIES INVESTING RISK:  The value of the debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a reduction in income from debt securities income.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

BUILD AMERICA BONDS RISK:  The market for Build America Bonds is smaller and less diverse than the broader municipal securities market. Because Congress did not extend the Build America Bond program, the ability of municipalities to issue Build America Bonds expired on December 31, 2010. As a result, the number of available Build America Bonds is limited, which may negatively affect the value of the Build America Bonds. In addition, it is difficult to predict the extent to which a market for such bonds will continue, meaning that Build America Bonds may experience greater illiquidity than other municipal obligations. Certain aspects of the program may be subject to additional Federal or state level guidance or subsequent legislation. It is not known what additional restrictions, limitations or procedures may be implemented or what possible effect they will have on the market for Build America Bonds. The Build America Bonds outstanding as of December 31, 2010 will continue to be eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds; however, no bonds issued following expiration of the Build America Bond program will be eligible for the federal tax subsidy.

CALIFORNIA STATE-SPECIFIC RISK:  Because the Fund invests in California municipal securities, the Fund will have exposure to negative political, economic and statutory factors within the State of California. Unfavorable developments in any economic sector may have a substantial impact on the overall California municipal market. Provisions of the California Constitution and state statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers. As of September 2012, California had one of the lowest credit ratings of any state in the country, and in 2009 all three major credit rating agencies lowered their ratings on State bonds. However, in February 2012, Standard & Poor’s did raise its credit outlook on California from “Stable” to “Positive.”

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NEW YORK STATE-SPECIFIC RISK:  Because the Fund invests in New York municipal securities, the Fund will have exposure to negative political, economic and statutory factors within the State of New York. Unfavorable developments in any economic sector may have a substantial impact on the overall New York municipal market. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the state, and when New York City experiences financial difficulty it may have an adverse effect on New York municipal bonds held by the Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

RESTRICTED SECURITIES RISK:  Rule 144A securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance for the most recent calendar year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.

ANNUAL TOTAL RETURN (year ended 12/31)*

Highest Quarterly Return: 14.39% (Q3 2011)

Lowest Quarterly Return: 0.73% (Q4 2011)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was 10.61%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	ONE YEAR	SINCE INCEPTION (5/12/10)
RETURN BEFORE TAXES	26.12%	14.25%
RETURN AFTER TAXES ON DISTRIBUTIONS	23.83%	12.16%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	16.83%	10.87%
BARCLAYS BUILD AMERICA BOND INDEX (reflects no deductions for fees, expenses or taxes)	26.53%	15.17%

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PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund. Nuveen Asset Management serves as sub-adviser to the Fund, subject to supervision by the Adviser and the Board of Trustees. To the extent that a reference in this Prospectus refers to the “Adviser,” such reference should also be read to refer to Nuveen Asset Management with respect to the Fund where the context requires.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Daniel Close, Timothy Ryan and Steven Hlavin:

DANIEL J. CLOSE is a Senior Vice President and Portfolio Manager at Nuveen Asset Management. Mr. Close joined an affiliate of Nuveen Asset Management in 2000.

TIMOTHY T. RYAN is a Senior Vice President and Portfolio Manager at Nuveen Asset Management. Mr. Ryan joined an affiliate of Nuveen Asset Management in 2010.

STEVEN M. HLAVIN is a Vice President and Assistant Portfolio Manager at Nuveen Asset Management. Mr. Hlavin joined an affiliate of Nuveen Asset Management in 2003.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.

Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

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SPDR® DB International Government Inflation-Protected Bond ETF

INVESTMENT OBJECTIVE

The SPDR DB International Government Inflation-Protected Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the inflation protected sector of the global bond market outside the United States.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.50%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.50%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$51	$160	$280	$628

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the DB Global Government ex-US Inflation-Linked Bond Capped Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

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Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser). The Fund may also enter into forward currency exchange contracts for hedging purposes. Swaps, options and futures contracts may be used by the Fund in seeking performance that corresponds to its Index and in managing cash flows.

The Index is designed to measure the total return performance of the inflation-linked government bond markets of developed and emerging market countries outside of the United States. Inflation protected public obligations of the inflation-linked government bond markets of developed and emerging market countries, commonly known in the United States as TIPS, are securities issued by such governments that are designed to provide inflation protection to investors. The Index includes government debt (direct obligations of the issuer country) but does not include quasi-government debt or corporate debt. The securities are denominated in and pay coupon and principal in the domestic currency of the issuer country. Each of the component securities in the Index is screened such that the following countries are included: Australia, Brazil, Canada, Chile, France, Germany, Greece, Israel, Italy, Japan, Mexico, Poland, South Africa, South Korea, Sweden, Turkey and the United Kingdom. In addition, the securities in the Index must be inflation-linked and have certain minimum amounts outstanding, depending upon the currency in which the bonds are denominated. To be included in the Index, bonds must: (i) be capital-indexed and linked to an eligible inflation index; (ii) have at least one year remaining to maturity at the Index rebalancing date; (iii) have a fixed, step-up or zero notional coupon; and (iv) settle on or before the Index rebalancing date. The Index is calculated by Deutsche Bank using a modified “market capitalization” methodology. This design ensures that each constituent represented in a proportion consistent with its percentage with respect to the total market capitalization. Component securities in each constituent country are represented in a proportion consistent with its percentage relative to the other component securities in its constituent country. Under certain conditions, however, the par amount of a component security within the Index may be adjusted to conform to Internal Revenue Code requirements. As of September 30, 2012, there were approximately 162 securities in the Index and the real adjusted duration of securities in the Index was approximately 10.12 years.

The Index is sponsored by Deutsche Bank (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

DEBT SECURITIES INVESTING RISK:  The value of the debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due

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to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a reduction in income from debt securities income.

DERIVATIVES RISK:  A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset (such as stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). The Fund may invest in swaps, options, futures contracts and forward foreign currency contracts. Swaps are contracts in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset in return for payments based on the return of a different specified rate, index or asset. Options involve the payment or receipt of a premium by an investor and the corresponding right or obligation to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Forward foreign currency contracts involve an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price, thereby fixing the exchange rate for a specified time in the future. When used for hedging purposes, forward foreign currency contracts tend to limit any potential gain that may be realized if the value of the Fund’s foreign holdings increases because of currency fluctuations. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

FOREIGN SECURITIES RISK:  Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. These risks may be heightened in connection with investments in developing or emerging countries.

EMERGING MARKETS RISK:  Some foreign markets in which the Fund may invest are considered to be emerging markets. Investment in these emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the Fund. For these and other reasons, investments in emerging markets are often considered speculative.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

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FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.

ANNUAL TOTAL RETURN (years ended 12/31)*

Highest Quarterly Return: 12.86% (Q3 2010)

Lowest Quarterly Return: -6.00% (Q3 2011)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was 9.67%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	ONE YEAR	SINCE INCEPTION (3/13/08)
RETURN BEFORE TAXES	2.49%	1.06%
RETURN AFTER TAXES ON DISTRIBUTIONS	0.91%	-0.08%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	1.64%	0.24%
DB GLOBAL GOVERNMENT EX-US INFLATION-LINKED BOND CAPPED INDEX (reflects no deductions for fees, expenses or taxes)	3.48%	2.27%

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Michael Brunell, Max DeSantis and Mahesh Jayakumar.

MICHAEL BRUNELL is a Vice President of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1997.

MAX DESANTIS is a Vice President of SSgA FM and is a Portfolio Manager in the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 2008.

MAHESH JAYAKUMAR is a Principal of SSgA FM and a Portfolio Manager in the Fixed Income Portfolio Management Team. He joined the Adviser in 2008.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.

Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

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TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

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SPDR® Barclays Short Term International Treasury Bond ETF

INVESTMENT OBJECTIVE

The SPDR Barclays Short Term International Treasury Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short-term (1-3 year remaining maturity) fixed rate, investment grade debt issued by foreign governments of investment grade countries.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.35%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.35%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$36	$113	$197	$443

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 116% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the Barclays 1-3 Year Global Treasury ex-US Capped Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

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Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser). The Fund may also enter into forward currency exchange contracts for hedging purposes. Futures contracts may be used by the Fund in seeking performance that corresponds to its Index and in managing cash flows.

The Index is designed to measure the performance of fixed-rate local currency sovereign debt of investment grade countries outside the United States that have remaining maturities of one to three years. The Index includes government bonds issued by investment grade countries outside the United States, in local currencies, that have remaining maturities of one to three years and are rated investment grade (Baa3/BBB-/BBB- or higher using the middle rating of Moody’s Investors Service, Inc., Standard & Poor’s, Inc. and Fitch Inc., respectively). Each of the component securities in the Index is a constituent of the Barclays Global Treasury ex-US Index, screened such that the following countries are included: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Greece, Hungary, Italy, Japan, Mexico, Netherlands, Poland, Singapore, South Africa, South Korea, Spain, Sweden, Taiwan, and United Kingdom. In addition, the securities in the Index must be fixed-rate and have certain minimum amounts outstanding, depending upon the currency in which the bonds are denominated. The Index is calculated by Barclays using a modified “market capitalization” methodology. This design ensures that each constituent country within the Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of the Index. Component securities in each constituent country are represented in a proportion consistent with their percentage relative to the other component securities in the constituent country. Under certain conditions, however, the par amount of a component security within the Index may be adjusted to conform to Internal Revenue Code requirements. The securities in the Index are updated monthly, on the last business day of each month. As of September 30, 2012, there were approximately 199 securities in the Index and the modified adjusted duration of securities in the Index was approximately 1.79 years.

The Index is sponsored by Barclays, Inc. (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

DEBT SECURITIES INVESTING RISK:  The value of the debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off

88	Precise in a world that isn’t.SM

substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a reduction in income from debt securities income.

DERIVATIVES RISK:  A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset (such as stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). The Fund may invest in futures contracts and forward foreign currency contracts. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Forward foreign currency contracts involve an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price, thereby fixing the exchange rate for a specified time in the future. When used for hedging purposes, forward foreign currency contracts tend to limit any potential gain that may be realized if the value of the Fund’s foreign holdings increases because of currency fluctuations. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

FOREIGN SECURITIES RISK:  Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. These risks may be heightened in connection with investments in developing or emerging countries.

EMERGING MARKETS RISK:  Some foreign markets in which the Fund may invest are considered to be emerging markets. Investment in these emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the Fund. For these and other reasons, investments in emerging markets are often considered speculative.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

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FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.

ANNUAL TOTAL RETURN (year ended 12/31)*

Highest Quarterly Return: 9.52% (Q3 2010)

Lowest Quarterly Return: -4.93% (Q2 2010)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was 2.81%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	ONE YEAR	SINCE INCEPTION (1/15/09)
RETURN BEFORE TAXES	0.29%	4.59%
RETURN AFTER TAXES ON DISTRIBUTIONS	-0.90%	3.97%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	0.19%	3.57%
BARCLAYS 1-3 YEAR GLOBAL TREASURY EX-US CAPPED INDEX (reflects no deductions for fees, expenses or taxes)	0.85%	5.21%

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Michael Brunell and Mahesh Jayakumar.

MICHAEL BRUNELL is a Vice President of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1997.

MAHESH JAYAKUMAR is a Principal of SSgA FM and a Portfolio Manager in the Fixed Income Portfolio Management Team. He joined the Adviser in 2008.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.

Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

90	Precise in a world that isn’t.SM

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

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SPDR® Barclays International Treasury Bond ETF

INVESTMENT OBJECTIVE

The SPDR Barclays International Treasury Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the fixed-rate local currency sovereign debt of investment grade countries outside the United States.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.50%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.50%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$51	$160	$280	$628

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the Barclays Global Treasury Ex-US Capped Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

92	Precise in a world that isn’t.SM

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser). The Fund may also enter into forward currency exchange contracts for hedging purposes. Futures contracts may be used by the Fund in seeking performance that corresponds to its Index and in managing cash flows.

The Index is designed to track the fixed-rate local currency sovereign debt of investment grade countries outside the United States. The Index includes government bonds issued by investment grade countries outside the United States, in local currencies, that have a remaining maturity of one year or more and are rated investment grade (Baa3/BBB-/BBB-or higher using the middle rating of Moody’s Investors Service, Inc., Standard & Poor’s, Inc. and Fitch Inc., respectively). Each of the component securities in the Index is a constituent of the Barclays Global Treasury ex-US Index, screened such that the following countries are included: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Greece, Italy, Japan, Mexico, Netherlands, Poland, South Africa, Spain, Sweden, Taiwan, United Kingdom. In addition, the securities in the Index must be fixed-rate and have certain minimum amounts outstanding, depending upon the currency in which the bonds are denominated. The Index is calculated by Barclays using a modified “market capitalization” methodology. This design ensures that each constituent country within the Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of the Index. Component securities in each constituent country are represented in a proportion consistent with their percentage relative to the other component securities in the constituent country. Under certain conditions, however, the par amount of a component security within the Index may be adjusted to conform to Internal Revenue Code requirements. As of September 30, 2012, there were approximately 668 securities in the Index and the modified adjusted duration of securities in the Index was approximately 7.09 years.

The Index is sponsored by Barclays, Inc. (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

DEBT SECURITIES INVESTING RISK:  The value of the debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a reduction in income from debt securities income.

Precise in a world that isn’t.SM	93

DERIVATIVES RISK:  A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset (such as stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). The Fund may invest in futures contracts and forward foreign currency contracts. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Forward foreign currency contracts involve an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price, thereby fixing the exchange rate for a specified time in the future. When used for hedging purposes, forward foreign currency contracts tend to limit any potential gain that may be realized if the value of the Fund’s foreign holdings increases because of currency fluctuations. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

FOREIGN SECURITIES RISK:  Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. These risks may be heightened in connection with investments in developing or emerging countries.

EMERGING MARKETS RISK:  Some foreign markets in which the Fund may invest are considered to be emerging markets. Investment in these emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the Fund. For these and other reasons, investments in emerging markets are often considered speculative.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

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FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.

ANNUAL TOTAL RETURN (years ended 12/31)*

Highest Quarterly Return: 11.62% (Q3 2010)

Lowest Quarterly Return: -5.05% (Q3 2008)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was 5.90%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	ONE YEAR	SINCE INCEPTION (10/2/07)
RETURN BEFORE TAXES	3.60%	5.28%
RETURN AFTER TAXES ON DISTRIBUTIONS	2.43%	4.53%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	2.35%	4.09%
BARCLAYS GLOBAL TREASURY EX-US CAPPED INDEX (reflects no deductions for fees, expenses or taxes)	4.25%	6.11%

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Michael Brunell and Mahesh Jayakumar.

MICHAEL BRUNELL is a Vice President of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1997.

MAHESH JAYAKUMAR is a Principal of SSgA FM and a Portfolio Manager in the Fixed Income Portfolio Management Team. He joined the Adviser in 2008.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.

Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

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TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

96	Precise in a world that isn’t.SM

SPDR® Barclays International Corporate Bond ETF

INVESTMENT OBJECTIVE

The SPDR Barclays International Corporate Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the investment grade corporate sector of the global bond market outside of the United States.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.55%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.55%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$56	$176	$307	$689

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the Barclays Global Aggregate ex-USD >$1B: Corporate Bond Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. State Street Global Advisors Limited (“SSgA LTD” or the “Sub-Adviser”), the investment sub-adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

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Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Sub-Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund). The Fund may also enter into forward currency exchange contracts for hedging and/or investment purposes. Swaps and futures contracts may be used by the Fund in seeking performance that corresponds to its Index and in managing cash flows.

The Index is designed to be a broad based measure of the global investment grade, fixed rate, fixed income corporate markets outside the United States. The Index is part of the Barclays Global ex-USD Aggregate Bond Index. The securities in the Index must have a minimum $1 billion EUR, GBP market capitalization outstanding and at least 1 year remaining. Securities must be fixed rate, although zero coupon bonds and step-ups are permitted. Additionally, securities must be rated investment grade (Baa3/BBB-/BBB- or better) using the middle rating from Moody’s Investors Service, Inc., Fitch Inc., or Standard & Poor’s, Inc. after dropping the highest and lowest available ratings. If only two agencies rate a security, then the more conservative (lower) rating will be used. If only one rating agency rates a security, then that one rating will be used. Excluded from the Index are subordinated debts, convertible securities, floating-rate notes, fixed-rate perpetuals, warrants, linked bonds, and structured products. The Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month. As of September 30, 2012, there were approximately 550 securities in the Index and the modified adjusted duration of securities in the Index was approximately 4.60 years. As of September 30, 2012, the following countries were represented in the Index: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Hong Kong, Israel, Italy, Japan, Luxembourg, Mexico, the Netherlands, Norway, Spain, Sweden, Switzerland, the United Kingdom and the United States.

The Index is sponsored by Barclays, Inc. (the “Index Provider”) which is not affiliated with the Fund, the Adviser or the Sub-Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Sub-Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

DEBT SECURITIES INVESTING RISK:  The value of the debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a reduction in income from debt securities income.

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DERIVATIVES RISK:  A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset (such as stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). The Fund may invest in swaps, futures contracts and forward foreign currency contracts. Swaps are contracts in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset in return for payments based on the return of a different specified rate, index or asset. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Forward foreign currency contracts involve an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price, thereby fixing the exchange rate for a specified time in the future. When used for hedging purposes, forward foreign currency contracts tend to limit any potential gain that may be realized if the value of the Fund’s foreign holdings increases because of currency fluctuations. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

FOREIGN INVESTMENT RISK:  Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

GEOGRAPHIC RISK:  Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. For example, a Fund that focuses on a single country (e.g., China or Japan), or a specific region (e.g., the Middle East or African countries) is more exposed to that country’s or region’s economic cycles, currency exchange rates, stock market valuations and political risks compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Latin America, Asia or Eastern Europe, can be interdependent and may decline all at the same time.

EUROPE: Developed and emerging market countries in Europe will be significantly affected by the fiscal and monetary controls of the European Monetary Union. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions among European countries may have a significant adverse effect on the economies of other European countries including those of Eastern Europe. The markets in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments.

NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

Precise in a world that isn’t.SM	99

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance for the most recent calendar year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.

ANNUAL TOTAL RETURN (year ended 12/31)*

Highest Quarterly Return: 4.76% (Q1 2011)

Lowest Quarterly Return: -6.36% (Q3 2011)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was 8.42%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	ONE YEAR	SINCE INCEPTION (5/19/10)
RETURN BEFORE TAXES	0.44%	6.00%
RETURN AFTER TAXES ON DISTRIBUTIONS	-0.36%	4.98%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	0.31%	4.53%
BARCLAYS GLOBAL AGGREGATE EX-USD >$1B: CORPORATE BOND INDEX (reflects no deductions for fees, expenses or taxes)	0.78%	6.54%

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund. SSgA LTD, an affiliate of the Adviser, serves as sub-adviser to the Fund, subject to supervision by the Adviser and the Board of Trustees. To the extent that a reference in this Prospectus refers to the “Adviser,” such reference should also be read to refer to SSgA LTD with respect to the Fund where the context requires.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Stephen Yeats and John Philpot.

STEPHEN YEATS is an Investment Manager at SSgA LTD. He joined SSgA LTD in February 2007.

JOHN PHILPOT is a Co-Head of the London Fixed Income Beta Solutions team at SSgA LTD. He joined SSgA LTD in August 2000.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.

Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

100	Precise in a world that isn’t.SM

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

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SPDR® Barclays Emerging Markets Local Bond ETF

INVESTMENT OBJECTIVE

The SPDR Barclays Emerging Markets Local Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the fixed-rate local currency sovereign debt of emerging market countries.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.50%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.50%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$51	$160	$280	$628

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the Barclays EM Local Currency Government Diversified Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. State Street Global Advisors Limited (“SSgA LTD” or the “Sub-Adviser”), the investment sub-adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

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Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Sub-Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund). The Fund may also enter into forward currency exchange contracts for hedging and/or investment purposes. Swaps and futures contracts may be used by the Fund in seeking performance that corresponds to its Index and in managing cash flows.

The Index is designed to measure the performance of the fixed-rate local currency sovereign debt of emerging market countries. The Index includes government bonds issued by investment grade and non-investment grade countries outside the United States, in local currencies, that have a remaining maturity of one year or more and are rated B3/B-/B- or higher using the middle rating of Moody’s Investor Service, Inc., Standard & Poor’s, Inc. and Fitch Inc., respectively). Each of the component securities in the Index is a constituent of the Barclays EM Local Currency Government Index, screened such that the following countries are included: Brazil, Chile, Colombia, Czech Republic, Egypt, Hungary, Indonesia, Israel, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, South Korea, Thailand and Turkey. As of September 30, 2012 there were approximately 403 securities in the Index and the modified adjusted duration of securities in the Index was approximately 4.75 years.

The Index is calculated by Barclays, Inc. (“Barclays” or “Index Provider”) using a modified “market capitalization” methodology. This design ensures that each constituent country within the Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of the Index. Component securities in each constituent country are represented in a proportion consistent with their percentage relative to the other component securities in the constituent country. Under certain conditions, however, the par amount of a component security within the Index may be adjusted to conform to Internal Revenue Code requirements.

The Index is sponsored by Barclays which is not affiliated with the Fund, the Adviser or the Sub-Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Sub-Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, foreign currency-related transactions, cash flows, regulatory requirements and operational inefficiencies. For example, the Sub-Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

DEBT SECURITIES INVESTING RISK:  The value of the debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a reduction in income from debt securities income.

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DERIVATIVES RISK:  A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset (such as stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). The Fund may invest in swaps, futures contracts and forward foreign currency contracts. Swaps are contracts in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset in return for payments based on the return of a different specified rate, index or asset. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Forward foreign currency contracts involve an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price, thereby fixing the exchange rate for a specified time in the future. When used for hedging purposes, forward foreign currency contracts tend to limit any potential gain that may be realized if the value of the Fund’s foreign holdings increases because of currency fluctuations. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

FOREIGN SECURITIES RISK:  Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. These risks may be heightened in connection with investments in developing or emerging countries.

EMERGING MARKETS RISK:  Investment in emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the Fund. For these and other reasons, investments in emerging markets are often considered speculative.

HIGH YIELD SECURITIES RISK:  Securities rated below investment grade, commonly referred to as “junk bonds,” include bonds that are rated Ba1/BB+/BB+ or below by Moody’s Investors Service, Inc., Fitch Inc., and Standard & Poor’s, Inc., respectively, or unrated securities considered to be of equivalent quality by the Sub-Adviser, and may involve greater risks than securities in higher rating categories. Such bonds are regarded as speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated debt securities. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value. As the Fund invests in “junk bonds,” it is also subject to greater credit risk (i.e., the risk that an issuer may be unable or unwilling to make interest and principal payments when due) because it may invest in debt securities not current in the payment of interest or principal or in default.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

104	Precise in a world that isn’t.SM

FUND PERFORMANCE

The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns based on net assets and comparing the Fund’s performance to the Index.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund. SSgA LTD, an affiliate of the Adviser, serves as sub-adviser to the Fund, subject to supervision by the Adviser and the Board of Trustees. To the extent that a reference in this Prospectus refers to the “Adviser,” such reference should also be read to refer to SSgA LTD with respect to the Fund where the context requires.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Abhishek Kumar and John Philpot.

ABHISHEK KUMAR is an Investment Manager at SSgA LTD. He joined SSgA LTD in September 2010.

JOHN PHILPOT is a Co-Head of the London Fixed Income Beta Solutions team at SSgA LTD. He joined SSgA LTD in August 2000.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.

Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

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SPDR® Barclays High Yield Bond ETF

INVESTMENT OBJECTIVE

The SPDR Barclays High Yield Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. high yield corporate bond market.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.40%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.40%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$41	$128	$224	$505

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the Barclays High Yield Very Liquid Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser determines have economic characteristics that are

106	Precise in a world that isn’t.SM

substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to measure the performance of publicly issued U.S. dollar denominated high yield corporate bonds with above-average liquidity. High yield securities are generally rated below investment grade and are commonly referred to as “junk bonds.” The Index includes publicly issued U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds that have a remaining maturity of at least one year, regardless of optionality, are rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody’s Investors Service, Inc., Fitch Inc., or Standard & Poor’s, Inc., respectively, and have $600 million or more of outstanding face value. Only the largest issue of each issuer with a maximum age of three years can be included in the Index. In addition, securities must be registered or issued under Rule 144A of the Securities Act of 1933, as amended. Original issue zero coupon bonds, step-up coupons, and coupons that change according to a predetermined schedule are also included. The Index includes only corporate sectors. The corporate sectors are Industrial, Utility, and Financial Institutions. Excluded from the Index are non-corporate bonds, structured notes with embedded swaps or other special features, private placements, bonds with equity-type features (e.g., warrants, convertibility), floating-rate issues, Eurobonds, defaulted bonds, payment in kind (PIK) securities and emerging market bonds. The Index is issuer capped and the securities in the Index are updated on the last business day of each month. As of September 30, 2012, there were approximately 223 securities in the Index and the modified adjusted duration of securities in the Index was approximately 4.13 years.

The Fund has been informed that starting on February 1, 2013, certain of the rules for the Index composition will be changing, with a transition from the existing rules to the new rules expected to occur over the course of a six-month period. It is anticipated that the Index composition will change by:

•	increasing the number of eligible bonds from the largest bond per issuer to the three largest bonds per issuer;

•	lowering the minimum security amount outstanding threshold from $600 million to $500 million;

•	lengthening the seasoning period from issuance for eligible bonds from three to five years; and

•	capping the exposure of any index eligible issuer at two percent (there is currently no issuer cap in place).

The Index is sponsored by Barclays, Inc. (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

DEBT SECURITIES INVESTING RISK:  The value of the debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of

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falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a reduction in income from debt securities income.

HIGH YIELD SECURITIES RISK:  Securities rated below investment grade, commonly referred to as “junk bonds,” include bonds that are rated Ba1/BB+/BB+ or below by Moody’s Investors Service, Inc., Fitch Inc., or Standard & Poor’s, Inc., respectively, or unrated securities considered to be of equivalent quality by the Adviser, and may involve greater risks than securities in higher rating categories. Such bonds are regarded as speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value. When the Fund invests in “junk bonds,” it may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

INDUSTRIAL SECTOR RISK:  Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the government budgets. Transportation securities, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

UTILITIES SECTOR RISK:  The rates that traditional regulated utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company’s earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable.

Among the risks that may affect utility companies are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants; the effects of energy conservation and the effects of regulatory changes.

FINANCIAL SECTOR RISK:  Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, the recent deterioration of the credit markets generally has caused an adverse impact in a broad range of markets, including

108	Precise in a world that isn’t.SM

U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.

ANNUAL TOTAL RETURN (years ended 12/31)*

Highest Quarterly Return: 22.44% (Q2 2009)

Lowest Quarterly Return: -18.59% (Q4 2008)

*  As of September 30, 2012, the Fund’s Calendar Year-To-Date return was 10.68%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/11)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	ONE YEAR	SINCE INCEPTION (11/28/07)
RETURN BEFORE TAXES	4.70%	5.76%
RETURN AFTER TAXES ON DISTRIBUTIONS	1.86%	1.87%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	3.16%	2.53%
BARCLAYS HIGH YIELD VERY LIQUID INDEX (reflects no deductions for fees, expenses or taxes)	6.05%	9.38%

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PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Michael Brunell, Patrick Bresnehan and Max DeSantis.

MICHAEL BRUNELL is a Vice President of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1997.

PATRICK BRESNEHAN is a Vice President of SSgA FM and a Senior Portfolio Manager in the Fixed Income Portfolio Management Team. He joined the Adviser in 2010.

MAX DESANTIS is a Vice President of SSgA FM and is a Portfolio Manager in the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 2008.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.

Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

110	Precise in a world that isn’t.SM

SPDR® Barclays Short Term High Yield Bond ETF

INVESTMENT OBJECTIVE

The SPDR Barclays Short Term High Yield Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. high yield short term corporate bond market.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.40%
DISTRIBUTION AND SERVICE (12b-1) FEES (1)	None
OTHER EXPENSES (2)	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.40%

(1)	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3
$41	$128

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the period from the commencement of the Fund’s operations (March 14, 2012) to the end of the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the Barclays US High Yield 350mn Cash Pay 0-5 Yr 2% Capped Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

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Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to measure the performance of short-term publicly issued U.S. dollar-denominated high yield corporate bonds. High yield securities are generally rated below investment-grade and are commonly referred to as “junk” bonds. The Index includes publicly issued U.S. dollar denominated, non-investment-grade, fixed rate, taxable corporate bonds that have a remaining maturity of less than 5 years regardless of optionality, are rated between Caa3/CCC-/CCC- and Ba1/BB+/BB+ using the middle rating of Moody’s Investors Service, Inc., Fitch, Inc., or Standard & Poor’s, Inc., respectively, and have at least a $350 million outstanding par value. The Index includes only corporate sectors. The corporate sectors are Industrial, Utility and Financial Institutions. Excluded from the Index are non-corporate bonds, structured notes with embedded swaps or other special features, bonds with equity-type features (e.g., warrants, convertibility), floating-rate securities and securities that move from fixed to floating-rate, Emerging Market Bonds, defaulted bonds, original issue zero coupon bonds, private placements and payment in kind securities. The Index is issuer-capped and the securities in the Index are updated on the index rebalancing date. As of September 30, 2012, there were approximately 353 securities in the Index and the modified adjusted duration of securities in the Index was approximately 1.99 years.

The Index is sponsored by Barclays, Inc. (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index and the relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

DEBT SECURITIES INVESTING RISK:  The value of the debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a reduction in income from debt securities income.

HIGH YIELD SECURITIES RISK:  Securities rated below investment grade, commonly referred to as “junk bonds,” include bonds that are rated Ba1/BB+/BB+ or below by Moody’s Investors Service, Inc., Fitch, Inc., or Standard & Poor’s, Inc., respectively, or unrated securities considered to be of equivalent quality by the Adviser, and may involve greater risks than securities in higher rating categories. Such bonds are regarded as speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher-rated fixed income

112	Precise in a world that isn’t.SM

securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value. When the Fund invests in “junk bonds,” it may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

INDUSTRIAL SECTOR RISK:  Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the government budgets. Transportation securities, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

UTILITIES SECTOR RISK:  The rates that traditional regulated utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company’s earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable.

FINANCIAL SECTOR RISK:  Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, the recent deterioration of the credit markets generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

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FUND PERFORMANCE

The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns based on net assets and comparing the Fund’s performance to the Index.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Michael Brunell, Patrick Bresnehan and Max DeSantis.

MICHAEL BRUNELL is a Vice President of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1997.

PATRICK BRESNEHAN is a Vice President of SSgA FM and a Senior Portfolio Manager in the Fixed Income Portfolio Management Team. He joined the Adviser in 2010.

MAX DESANTIS is a Vice President of SSgA FM and is a Portfolio Manager in the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 2008.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.

Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

114	Precise in a world that isn’t.SM

SPDR® Barclays Investment Grade Floating Rate ETF

INVESTMENT OBJECTIVE

The SPDR Barclays Investment Grade Floating Rate ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the market for U.S. dollar-denominated, investment grade floating rate notes with maturities greater than or equal to one month and less than five years.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.15%
DISTRIBUTION AND SERVICE (12b-1) FEES*	None
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.15%

*	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least November 30, 2013.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$15	$48	$85	$192

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the period from the commencement of the Fund’s operations (November 30, 2011) to the end of the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the Barclays U.S. Dollar Floating Rate Note < 5 Years Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

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Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to measure the performance of U.S. dollar-denominated, investment grade floating rate notes. Securities in the Index must have a remaining maturity of greater than or equal to one month and less than five years, and have $300 million or more of outstanding face value. In addition, securities in the Index must be rated investment grade (Baa3, BBB- or BBB- by Moody’s Investors Service, Standard & Poor’s or Fitch Inc., respectively). The Index consists of debt instruments that pay a variable coupon rate, a majority of which are based on the 3-month LIBOR, with a fixed spread. The Index may include U.S. registered, dollar denominated bonds of non-U.S. corporations, governments and supranational entities. Excluded from the Index are fixed rate bullet bonds, fixed-rate puttable and fixed-rate callable bonds, fixed rate and fixed to floating capital securities, bonds with equity-linked features (e.g. warrants and convertibles), inflation linked bonds and securitized bonds. The Index is market capitalization weighted and the securities in the Index are updated on the last calendar day of each month. As of September 30, 2012, there were approximately 290 securities in the Index, the modified adjusted duration of securities in the Index was approximately 0.12 years and the average credit quality of the securities in the Index was Aa3/A1.

The Index is sponsored by Barclays, Inc. (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

DEBT SECURITIES INVESTING RISK:  The value of the debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a reduction in income from debt securities income.

FLOATING RATE NOTES INVESTING RISK:  Floating rate notes protect investors against a rise in interest rates, but also carry lower yields than fixed notes of the same maturity. The interest rate for a floating rate note resets or adjusts periodically (normally on a daily, monthly, quarterly or semiannual basis by reference to a base lending rate (such as LIBOR). Because rates on floating rate notes reset only periodically, changes in prevailing interest rates (particularly sudden and significant changes) can be expected to cause fluctuations in the Fund’s net asset value. Floating rate

116	Precise in a world that isn’t.SM

notes generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans.

FOREIGN INVESTMENT RISK:  Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. In addition, the value of the currency of the country in which an issuer is based could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns based on net assets and comparing the Fund’s performance to the Index.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Peter Breault and Thomas Connelley.

PETER R. BREAULT is a Principal of SSgA FM and a Portfolio Manager in the Fixed Income Portfolio Management Team. He joined the Adviser in 2012.

THOMAS CONNELLEY, CFA, is a Vice President of SSgA FM and Senior Portfolio Manager for the U.S. Cash Management group. He joined the Adviser in 2003.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.

Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

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SPDR® BofA Merrill Lynch Emerging Markets Corporate Bond ETF

INVESTMENT OBJECTIVE

The SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the emerging market senior and secured corporate debt market.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.50%
DISTRIBUTION AND SERVICE (12b-1) FEES (1)	None
OTHER EXPENSES (2)	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.50%

(1)	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3
$51	$160

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the period from the commencement of the Fund’s operations (June 18, 2012) to the end of the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the BofA Merrill Lynch Emerging Markets Diversified Corporate Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

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Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to measure the performance of U.S. dollar-denominated emerging markets corporate senior and secured debt publicly issued in the U.S. domestic and Eurobond markets. In order to qualify for inclusion in the Index an issuer must have primary risk exposure to a country other than a member of the FX G10, a Western European country, or a territory of the US or a Western European country. Individual securities of qualifying issuers must be denominated in US dollars, must be senior or secured debt, must have at least one year remaining term to final maturity, a fixed coupon, and at least $500 million in outstanding face value. The Index includes corporate debt of issuers in qualifying countries, but excludes sovereign, quasi-government, securitized and collateralized debt. Original issue zero coupon bonds, 144A securities, both with and without registration rights, and pay-in-kind securities, including toggle notes, qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Securities rated Ca/CC or lower by any of the three rating agencies (i.e., Moody’s Investors Service, Inc. (“Moody’s”), Fitch, Inc. (“Fitch”), or Standard & Poor’s, Inc. (“S&P”)) and any defaulted securities, are excluded from the Index. Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest, subject to a 5% issuer cap. Issuers that exceed the limits are reduced to 5%, and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the cap are increased on a pro-rata basis. Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments that are received during the month are retained in the Index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the Index. The Index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. Issues that meet the qualifying criteria are included in the Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Index until the next month-end rebalancing at which point they are removed from the Index. Countries covered in the Index have historically included, among others, Brazil, Russia, Mexico, UAE, South Korea, Hong Kong, China, India, Qatar, Venezuela, Kazakhstan, Indonesia, Chile, Singapore, Malaysia, Israel, Columbia, Turkey, Jamaica, South Africa, Ukraine, Peru, Thailand, Trinidad and Tobago, Saudi Arabia, Kuwait, Barbados, Czech Republic, Mongolia, Nigeria, Poland, Argentina, Egypt, and Cyprus. As of September 30, 2012, there were approximately 465 securities in the Index and the modified adjusted duration of securities in the Index was approximately 5.80 years.

The Index is sponsored by Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index and relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory

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requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

DEBT SECURITIES INVESTING RISK:  The value of the debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a reduction in income from debt securities income.

HIGH YIELD SECURITIES RISK:  Securities rated below investment grade, commonly referred to as “junk bonds,” include bonds that are rated Ba1/BB+/BB+ or below by Moody’s, Fitch, or S&P, respectively, or unrated securities considered to be of equivalent quality by the Adviser, and may involve greater risks than securities in higher rating categories. Such bonds are regarded as speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher-rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value. When the Fund invests in junk bonds, it may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

INDUSTRIAL SECTOR RISK:  Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the government budgets. Transportation securities, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

ENERGY SECTOR RISK:  Energy companies develop and produce oil, gas and consumable fuels and provide drilling and other energy resources production and distribution related services. These companies are affected by supply and demand, exploration and production spending, world events and economic conditions, swift price and supply fluctuations, energy conservation, the success of exploration projects, liabilities for environmental damage and general civil liabilities and tax and other governmental regulatory policies. Weak demand for energy companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, including natural disasters or terrorist attacks, would adversely impact the Fund’s performance.

FOREIGN SECURITIES RISK:  Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties. These risks may be heightened in connection with investments in developing or emerging countries.

EMERGING MARKETS RISK:  Investment in emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries

120	Precise in a world that isn’t.SM

may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the Fund. For these and other reasons, investments in emerging markets are often considered speculative.

RESTRICTED SECURITIES RISK:  Rule 144A securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns based on net assets and comparing the Fund’s performance to the Index.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Patrick Bresnehan, Michael Brunell and Max DeSantis.

PATRICK BRESNEHAN is a Vice President of SSgA FM and Senior Portfolio Manager within the Global Fixed Income Beta Solutions team. He joined the Adviser in 2010.

MICHAEL BRUNELL is a Vice President of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1997.

MAX DESANTIS is a Vice President of SSgA FM and is a Portfolio Manager in the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 2008.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.

Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

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SPDR® BofA Merrill Lynch Crossover Corporate Bond ETF

INVESTMENT OBJECTIVE

The SPDR BofA Merrill Lynch Crossover Corporate Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. crossover corporate bond market.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.40%
DISTRIBUTION AND SERVICE (12b-1) FEES (1)	None
OTHER EXPENSES (2)	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.40%
LESS CONTRACTUAL FEE WAIVER (3)	(0.10%)
NET ANNUAL FUND OPERATING EXPENSES (3)	0.30%

(1)	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.

(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(3)	The Adviser has contractually agreed to waive its advisory fee and reimburse certain expenses, until October 31, 2015, so that the Net Annual Fund Operating Expenses of the Fund will be limited to 0.30% of the Fund’s average daily net assets before application of any fees and expenses not paid by the Adviser under the Investment Advisory Agreement. Such fees and expenses paid by the Adviser are limited to certain direct operating expenses of the Fund and, therefore, do not include the Fund’s “Acquired Fund Fees and Expenses,” if any. The contractual fee waiver does not provide for the recoupment by the Adviser of any fees the Adviser previously waived. The Adviser may continue the waiver after the three year period, but there is no guarantee that the Adviser will do so and after October 31, 2015, it may be cancelled or modified at any time.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3
$31	$97

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the period from the commencement of the Fund’s operations (June 18, 2012) to the end of the most recent fiscal year, the Fund’s portfolio turnover rate was 1% of the average value of its portfolio.

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THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the BofA Merrill Lynch US Diversified Crossover Corporate Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to measure the performance of US dollar denominated BBB and BB corporate debt publicly issued in the US domestic market. “Crossover” corporate debt generally means corporate debt rated at levels where the lower end of investment grade debt and the higher end of high yield debt meet. Qualifying securities must be rated BBB1 through BB3, inclusive (based on an average of Moody’s Investors Service, Inc. (“Moody’s”), Fitch, Inc. (“Fitch”), or Standard & Poor’s, Inc. (“S&P”). Qualifying corporate issuers must have a primary risk exposure to an FX G10 or Western European country, or a territory of the US or a Western European country. Individual securities of qualifying issuers must have a fixed coupon schedule and a minimum amount outstanding of $250 million. Original issue zero coupon bonds, 144A securities, both with and without registration rights, and pay-in-kind securities, including toggle notes, qualify for inclusion. Callable perpetual securities qualify provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Eurodollar securities (USD securities not issued in the US domestic market), Tier 1 subordinated debt, taxable and tax-exempt US municipal, warrant-bearing, DRD-eligible and defaulted securities are excluded from the Index. Qualifying constituents are segmented into two groups: those rated between BBB1 and BBB3, inclusive, and those rated between BB1 and BB3, inclusive. Within the two groups, constituents are capitalization-weighted. Each group is then assigned a 50% weight in the overall index; with a 2% cap on each issuer. Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments that are received during the month are retained in the index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the Index. The Index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. Issues that meet the qualifying criteria are included in the Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Index until the next month-end rebalancing at which point they are removed from the Index. As of September 30, 2012, there were approximately 3,152 securities in the Index and the modified adjusted duration of securities in the Index was approximately 5.61 years.

The Index is sponsored by Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index and relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining

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investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

DEBT SECURITIES INVESTING RISK:  The value of the debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a reduction in income from debt securities income.

HIGH YIELD SECURITIES RISK:  Securities rated below investment grade, commonly referred to as “junk bonds,” include bonds that are rated Ba1/BB+/BB+ or below by Moody’s, Fitch, or S&P, respectively, or unrated securities considered to be of equivalent quality by the Adviser, and may involve greater risks than securities in higher rating categories. Such bonds are regarded as speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher-rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value. When the Fund invests in junk bonds, it may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

FOREIGN SECURITIES RISK:  Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties. These risks may be heightened in connection with investments in developing or emerging countries.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns based on net assets and comparing the Fund’s performance to the Index.

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PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Patrick Bresnehan, Michael Brunell and Max DeSantis.

PATRICK BRESNEHAN is a Vice President of SSgA FM and Senior Portfolio Manager within the Global Fixed Income Beta Solutions team. He joined the Adviser in 2010.

MICHAEL BRUNELL is a Vice President of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1997.

MAX DESANTIS is a Vice President of SSgA FM and is a Portfolio Manager in the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 2008.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.

Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

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ADDITIONAL STRATEGIES INFORMATION

PRINCIPAL STRATEGIES

GENERAL.  The Adviser seeks to track the performance of a Fund’s Index as closely as possible (i.e., obtain a high degree of correlation with the Index). A number of factors may affect a Fund’s ability to achieve a high degree of correlation with its Index, and there can be no guarantee that a Fund will achieve a high degree of correlation.

Under various circumstances where it may not be possible or practical to purchase all of the securities in the benchmark Index for each Fund or amounts of such securities in proportion to their weighting in the Index, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Index, in instances when a security in the Index becomes temporarily illiquid, unavailable or less liquid, or due to legal restrictions (such as diversification requirements that apply to the Fund but not the Index), and in particular with respect to Funds that employ a sampling strategy, the Adviser intends to employ a sampling strategy in managing the Funds. Sampling means that the Adviser uses quantitative analysis to select securities, including securities in the Index, outside of the Index and derivatives, that have a similar investment profile as the relevant Index in terms of key risk factors, performance attributes and other economic characteristics. These include industry weightings, market capitalization, and other financial characteristics of securities. The quantity of holdings in each Fund will be based on a number of factors, including asset size of the Fund. In addition, from time to time, securities are added to or removed from each Index. The Adviser may sell securities that are represented in an Index, or purchase securities that are not yet represented in an Index, in anticipation of their removal from or addition to an Index. Further, the Adviser may choose to overweight securities in an Index, purchase or sell securities not in an Index, or utilize various combinations of other available techniques, in seeking to track an Index.

Each Municipal Bond ETF has adopted a fundamental investment policy and certain of the other Funds, as described in the Statement of Additional Information (“SAI”), have adopted a non-fundamental investment policy to invest at least 80% of their respective net assets in investments suggested by their respective names, measured at the time of investment. A Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. The Board of Trustees of the Trust (the “Board”) may change a Fund’s investment strategy, Index and other policies without shareholder approval, except as otherwise indicated in this Prospectus or in the SAI. Each Fund will provide shareholders with at least 60 days notice prior to changing its Index. The Board may also change a Fund’s investment objective without shareholder approval.

NON-PRINCIPAL STRATEGIES

CERTAIN OTHER INVESTMENTS.  Each Fund may invest in convertible securities, variable rate demand notes (VRDNs), commercial paper, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors such as the movement of a particular security or index), swaps and in options and futures contracts. Swaps, options and futures contracts, convertible securities and structured notes may be used by a Fund in seeking performance that corresponds to its Index and in managing cash flows.

TEMPORARY DEFENSIVE POSITIONS.  In certain situations or market conditions, a Fund may temporarily depart from its normal investment policies and strategies provided that the alternative is consistent with the Fund’s investment objective and is in the best interest of the Fund. For example, a Fund may make larger than normal investments in derivatives to maintain exposure to its Index if it is unable to invest directly in a component security.

BORROWING MONEY.  Each Fund may borrow money from a bank as permitted by the Investment Company Act of 1940, as amended (“1940 Act”) or other governing statute, by the Rules thereunder, or by the U.S. Securities and Exchange Commission (“SEC”) or other regulatory agency with authority over the Fund, but only for temporary or emergency purposes. The 1940 Act presently allows a Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). Certain Funds may also invest in reverse repurchase agreements, which are considered borrowings under the 1940 Act. Although there is no limit on the percentage of Fund assets that can be used in connection with reverse repurchase agreements, the Funds do not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1/3% of its total assets.

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LENDING SECURITIES.  Each Fund may lend its portfolio securities in an amount not to exceed one third (33 1/3%) of the value of its total assets via a securities lending program through its securities lending agent, State Street Bank and Trust Company (“State Street” or “Lending Agent”), to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows a Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. A Fund will receive collateral for each loaned security which is at least equal to the market value of that security, marked to market each trading day. In the securities lending program, the borrower generally has the right to vote the loaned securities, however a Fund may call loans to vote proxies if a material issue affecting the Fund’s economic interest in the investment is to be voted upon. Security loans may be terminated at any time by a Fund.

ADDITIONAL RISK INFORMATION

The following section provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund Summary along with additional risk information. Risk information is applicable to all Funds unless otherwise noted.

PRINCIPAL RISKS

MARKET RISK:  An investment in a Fund involves risks similar to those of investing in any fund, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. The values of securities could decline generally or could underperform other investments. Different types of securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

INTEREST RATE RISK:  Interest rate risk is the risk that the securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

ISSUER RISK:  There may be economic or political changes that impact the ability of issuers to repay principal and to make interest payments on securities. Changes to the financial condition or credit rating of issuers may also adversely affect the value of the Fund’s securities.

CREDIT RISK:  The Fund could lose money if the issuer of a debt security is unable to meet its principal obligations in a timely manner, or if negative perceptions of the issuer’s ability to make such payments cause the price of the bond to decline. Additionally, with respect to the SPDR Nuveen S&P VRDO Municipal Bond ETF, there is a risk that the Remarketing Agent will be unable to purchase the VRDO securities in which the Fund invests at their par value, pursuant to their bondholder put provision. Funds that invest primarily in bonds issued by U.S. government agencies and instrumentalities will be subject to less credit risk than funds that invest in other debt obligations.

LIQUIDITY RISK:  Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector and the Fund may not achieve a high degree of correlation with its Index. Furthermore, if a Fund’s principal investment strategies involve investing in municipal securities or high yield securities, the Fund’s portfolio may have greater exposure to liquidity risk since the markets for such securities may be less liquid than the traditional bond markets. There may also be less information available on the financial condition of issuers of these types of securities than for public corporations. This means that it may be harder to buy and sell such securities, especially on short notice, and these securities may be more difficult for a Fund to value accurately than securities of public corporations.

REINVESTMENT RISK:  The Fund’s performance may be adversely impacted when interest rates fall because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature. This risk is typically greater with respect to short-term bond funds and lower for long-term bond funds.

CALL RISK:  The Fund may invest in callable bonds, and such issuers may “call” or repay securities with higher

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coupon or interest rates before the security’s maturity date. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

INCOME RISK:  The Fund’s income may decline due to falling interest rates. During a period of falling interest rates, income risk is generally higher for short term bond funds, moderate for intermediate term bond funds and low for long term bond funds. Therefore, investors should expect a Fund’s monthly income to fluctuate accordingly.

FOREIGN ISSUER RISK (SPDR BARCLAYS SHORT TERM CORPORATE BOND ETF, SPDR BARCLAYS INTERMEDIATE TERM CORPORATE BOND ETF, SPDR BARCLAYS LONG TERM CORPORATE BOND ETF, SPDR BARCLAYS ISSUER SCORED CORPORATE BOND ETF, SPDR DB INTERNATIONAL GOVERNMENT INFLATION-PROTECTED BOND ETF, SPDR BARCLAYS SHORT TERM INTERNATIONAL TREASURY BOND ETF, SPDR BARCLAYS INTERNATIONAL TREASURY BOND ETF, SPDR BARCLAYS INTERNATIONAL CORPORATE BOND ETF, SPDR BARCLAYS EMERGING MARKETS LOCAL BOND ETF, SPDR BARCLAYS INVESTMENT GRADE FLOATING RATE ETF, SPDR BOFA MERRILL LYNCH EMERGING MARKETS CORPORATE BOND ETF AND SPDR BOFA MERRILL LYNCH CROSSOVER CORPORATE BOND ETF ONLY):  Securities of foreign issuers involve special risks and costs. Returns on investments in securities of foreign issuers could be more volatile than, or trail the returns on, investments in securities of U.S. issuers.

FOREIGN SECURITIES INVOLVE SPECIAL RISKS AND COSTS.  Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in securities of foreign issuers. Changes to the financial condition or credit rating of foreign issuers may also adversely affect the value of a Fund’s debt securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

CURRENCY RISK.  Each Fund’s net asset value is determined on the basis of U.S. dollars, therefore, a Fund may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of a Fund’s holdings goes up.

POLITICAL AND ECONOMIC RISK.  The Funds are subject to foreign political and economic risk not associated with investments in securities of U.S. issuers, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a foreign country could cause a Fund’s investments to experience gains or losses. A Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

FOREIGN MARKET AND TRADING RISK.  The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for a Fund to buy and sell securities. These factors could result in a loss to a Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

EMERGING MARKETS RISK (SPDR DB INTERNATIONAL GOVERNMENT INFLATION-PROTECTED BOND ETF, SPDR BARCLAYS SHORT TERM INTERNATIONAL TREASURY BOND ETF, SPDR BARCLAYS INTERNATIONAL TREASURY BOND ETF, SPDR BARCLAYS EMERGING MARKETS LOCAL BOND ETF AND SPDR BOFA MERRILL LYNCH EMERGING MARKETS CORPORATE BOND ETF ONLY):  Some foreign markets in which the Funds may invest are considered to be emerging markets. Investment in these emerging markets subjects a Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. These economies are less developed and can be overly reliant on particular industries and more vulnerable to changes in international trade, trade barriers and other protectionist or retaliatory measures. High levels of debt

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tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight and the volatility of emerging markets may be heightened by the actions of a few major investors. Some governments exercise substantial influence over the private economic sector and the social and political uncertainties that exist for many developing countries is significant. In adverse social and political circumstances, governments have been involved in policies of expropriation, confiscatory taxation, nationalism, intervention in the securities markets and trade settlement, and imposition of foreign investment restrictions and exchange controls, and these could be repeated in the future. In certain emerging markets, investments may be subject to heightened risks with regard to ownership and custody of securities. For example, security ownership may be evidenced by entries in the books of a company or its registrar, which may not be independent of the issuer, instead of through a central registration system and without effective government supervision. Particularly with respect to the Funds’ investment in actual foreign securities, the possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists could, along with other factors, result in the registration of a Fund’s shareholding being completely lost and cause the Fund to suffer an investment loss. For these and other reasons, investments in emerging markets are often considered speculative.

MORTGAGE PASS-THROUGH SECURITIES RISK (SPDR BARCLAYS MORTGAGE BACKED BOND ETF AND SPDR BARCLAYS AGGREGATE BOND ETF ONLY):  Transactions in mortgage pass through securities primarily occur through TBA Transactions, as described above. Default by or bankruptcy of a counterparty to a TBA Transaction would expose the Funds to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA Transaction. To minimize this risk, the Funds will enter into TBA Transactions only with established counterparties (such as major broker-dealers) and the Adviser will monitor the creditworthiness of such counterparties. In addition, the Funds may accept assignments of TBA Transactions from Authorized Participants (herein defined) from time to time. The Funds’ use of “TBA rolls” may cause the Funds to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than typical ETFs. The Funds expect to enter into such contracts on a regular basis. A Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short term instruments, including shares of affiliated money market funds.

U.S. GOVERNMENT AGENCY SECURITIES RISK (SPDR BARCLAYS MORTGAGE BACKED BOND ETF AND SPDR BARCLAYS AGGREGATE BOND ETF ONLY):  Treasury securities are backed by the full faith and credit of the U.S. government as to the timely payment of principal and interest. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. The Funds may also invest in obligations issued by other entities such as FNMA and FHLMC, which are supported solely by the credit of the agency or instrumentality itself, and are neither guaranteed nor insured by the U.S. government. FHLMC and FNMA have each been placed into conservatorship by the U.S. government under the authority of the Federal Housing Finance Agency with a stated purpose to preserve and conserve each entity’s assets and property, and to put each entity in a sound and solvent condition. No assurance can be given that these purposes will be met or that the U.S. government will provide adequate, or any, financial support to these and other agencies if needed. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund will be adversely impacted.

INVESTMENTS IN CALIFORNIA STATE MUNICIPAL SECURITIES (SPDR NUVEEN BARCLAYS CALIFORNIA MUNICIPAL BOND ETF AND SPDR NUVEEN BARCLAYS BUILD AMERICA BOND ETF ONLY):  Recent economic events in California have caused deterioration in the State’s economic base and have led to a severe financial crisis. As a result, California is currently suffering in an economic recession that has had a profound, negative impact on state and local government revenues and caused severe cash shortage due to recent market conditions. The California economy faces falling home prices, worsening credit availability, shrinking equity values, reduction of consumer confidence and spending and loss of jobs. Though approval of a budget package closed a projected $15.7 billion budget gap for the two fiscal years 2011-12 and 2012-13 and made substantial progress in addressing the state’s long-term structural budget deficit, California continues to face major long-term challenges and must address the remaining structural budget deficit and the

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consequences of budget-balancing actions taken in the past. All three major credit rating agencies lowered their ratings on California bonds in 2009 and continue to monitor the State’s economic situation with the possibility of further downgrades. California’s current economic problems increase the risk of investing in bonds issued by the State and its political subdivisions, agencies, instrumentalities and authorities.

NON-PRINCIPAL RISKS

TRADING ISSUES.  Although the Shares are listed for trading on NYSE Arca, Inc. (the “Exchange”) and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that the Shares will trade with any volume, or at all, on any stock exchange.

FLUCTUATION OF NET ASSET VALUE; SHARE PREMIUMS AND DISCOUNTS.  The net asset value of the Shares will generally fluctuate with changes in the market value of a Fund’s securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in a Fund’s net asset value and supply and demand of Shares on the Exchange. It cannot be predicted whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of an Index trading individually or in the aggregate at any point in time. The market prices of Shares may deviate significantly from the net asset value of the Shares during periods of market volatility. However, given that Shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser, and Sub-Adviser as applicable, believes that large discounts or premiums to the net asset value of Shares should not be sustained over long periods. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to a Fund’s net asset value, disruptions to creations and redemptions or market volatility may result in trading prices that differ significantly from such Fund’s net asset value. If an investor purchases Shares at a time when the market price is at a premium to the net asset value of the Shares or sells at a time when the market price is at a discount to the net asset value of the Shares, then the investor may sustain losses.

COSTS OF BUYING OR SELLING SHARES.  Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if a Fund’s Shares have more trading volume and market liquidity and higher if a Fund’s Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

LENDING OF SECURITIES.  Although the Funds are indemnified by the Lending Agent for losses incurred in connection with a borrower’s default with respect to a loan, the Funds bear the risk of loss of investing cash collateral and may be required to make payments to a borrower upon return of loaned securities if invested collateral has declined in value. Furthermore, because of the risks in delay of recovery, a Fund may lose the opportunity to sell the securities at a desirable price, and the Fund will generally not have the right to vote securities while they are being loaned.

CONCENTRATION.  A Fund’s assets will generally be concentrated in an industry or group of industries to the extent that the Fund’s underlying Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, a Fund is subject to the risk that economic, political or other conditions that have a negative effect on

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that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries.

MONEY MARKET FUND INVESTMENTS.  Although money market funds generally seek to preserve the value of their shares at $1.00 per share, it is possible that a Fund could lose money by investing in a money market fund. Investments in money market funds have traditionally not been and currently are not federally insured.

DERIVATIVES.  A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset (such as stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). Each Fund may invest in futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are also subject to credit risk because a Fund could lose money when a contracting party is unable to meet its contractual obligations in a timely manner or negative perceptions of a contracting party’s ability to meet its obligations cause the derivatives to decline in value.

CONTINUOUS OFFERING.  The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by each Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (“Securities Act”), may occur.

Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the principal underwriter, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus or summary prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act.

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MANAGEMENT

ADVISER. SSgA FM. serves as the investment adviser to each Fund and, subject to the supervision of the Board, is responsible for the investment management of the Funds. The Adviser provides an investment management program for each Fund and manages the investment of the Funds’ assets. The Adviser and other affiliates of State Street Corporation make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. As of August 31, 2012, the Adviser managed approximately $259.06 billion in assets and SSgA managed approximately $1.94 trillion in assets. The Adviser’s principal business address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

For the services provided to each Fund under the Investment Advisory Agreement, for the fiscal year ended June 30, 2012, each Fund paid the Adviser the annual fees based on a percentage of each Fund’s average daily net assets as set forth below:

SPDR Barclays 1-3 Month T-Bill ETF	0.1345%
SPDR Barclays TIPS ETF	0.1845%
SPDR Barclays Short Term Treasury ETF	0.1200%
SPDR Barclays Intermediate Term Treasury ETF	0.1345%
SPDR Barclays Long Term Treasury ETF	0.1345%
SPDR Barclays Short Term Corporate Bond ETF	0.1245%
SPDR Barclays Intermediate Term Corporate Bond ETF	0.1500%
SPDR Barclays Long Term Corporate Bond ETF	0.1500%
SPDR Barclays Issuer Scored Corporate Bond ETF	0.1600%
SPDR Barclays Convertible Securities ETF	0.4000%
SPDR Barclays Mortgage Backed Bond ETF	0.2000%
SPDR Barclays Aggregate Bond ETF	0.1845	%(1)
SPDR Nuveen Barclays Municipal Bond ETF	0.3000	%(1)
SPDR Nuveen Barclays California Municipal Bond ETF	0.2000%
SPDR Nuveen Barclays New York Municipal Bond ETF	0.2000%
SPDR Nuveen Barclays Short Term Municipal Bond ETF	0.2000%
SPDR Nuveen S&P VRDO Municipal Bond ETF	0.2000%
SPDR Nuveen S&P High Yield Municipal Bond ETF	0.5000	%(1)
SPDR Nuveen Barclays Build America Bond ETF	0.3500%
SPDR DB International Government Inflation-Protected Bond ETF	0.5000%
SPDR Barclays Short Term International Treasury Bond ETF	0.3500%
SPDR Barclays International Treasury Bond ETF	0.5000%
SPDR Barclays International Corporate Bond ETF	0.5500%

SPDR Barclays Emerging Markets Local Bond ETF	0.5000%
SPDR Barclays High Yield Bond ETF	0.4000%
SPDR Barclays Short Term High Yield Bond ETF	0.4000%
SPDR Barclays Investment Grade Floating Rate ETF	0.1500%
SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF	0.5000%
SPDR BofA Merrill Lynch Crossover Corporate Bond ETF	0.4000	%(2)

(1)	The Adviser has contractually agreed to waive its advisory fee and reimburse certain expenses, until October 31, 2013, so that the Net Annual Fund Operating Expenses of the SPDR Barclays Aggregate Bond ETF, SPDR Nuveen Barclays Municipal Bond ETF and SPDR Nuveen S&P High Yield Municipal Bond ETF are limited to 0.1345%, 0.2300% and 0.4500%, respectively, of the applicable Fund’s average daily net assets before application of any extraordinary expenses or acquired fund fees and expenses. The Adviser may continue each waiver from year to year, but there is no guarantee that the Adviser will do so and after October 31, 2013, any or all waivers may be cancelled or modified at any time.

(2)	The Adviser has contractually agreed to waive its advisory fee and reimburse certain expenses, until October 31, 2015, so that the Net Annual Fund Operating Expenses of the SPDR BofA Merrill Lynch Crossover Corporate Bond ETF is limited to 0.30% of the Fund’s average daily net assets before application of any fees and expenses not paid by the Adviser under the Investment Advisory Agreement. Such fees and expenses paid by the Adviser are limited to certain direct operating expenses of the Fund and, therefore, do not include the Fund’s acquired fund fees and expenses, if any. The contractual fee waiver does not provide for the recoupment by the Adviser of any fees the Adviser previously waived. The Adviser may continue the waiver after the period, but there is no guarantee that the Adviser will do so and after October 31, 2015, it may be cancelled or modified at any time.

From time to time, the Adviser may waive all or a portion of its fee, although it does not currently intend to do so. The Adviser pays all expenses of each Fund other than the management fee, distribution fee pursuant to each Fund’s Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee’s counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.

INVESTMENT SUB-ADVISERS.  Pursuant to the Advisory Agreement between the Funds and the Adviser, the Adviser is authorized to engage one or more sub-advisers for the performance of any of the services contemplated to be rendered by the Adviser. The Adviser has retained Nuveen Asset Management, LLC (“Nuveen Asset Management”) as sub-adviser, to be responsible for the day-to-day management of the Municipal Bond ETFs’ and the SPDR Nuveen Barclays Build America Bond ETF’s investments, subject to supervision by the Adviser and the Board. The Adviser provides administrative,

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compliance and general management services to the SPDR Nuveen Barclays Build America Bond ETF and the Municipal Bond ETFs. Nuveen Asset Management is a subsidiary of Nuveen Fund Advisors, Inc., which is a subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois. Nuveen Asset Management offers advisory and investment management services to a broad range of mutual fund clients and has extensive experience in managing municipal securities. As of June 30, 2012, Nuveen Asset Management managed approximately $212 billion in assets. Nuveen Asset Management’s principal business address is 333 West Wacker Drive, Chicago, Illinois 60606.

In accordance with the Sub-Advisory Agreement between the Adviser and Nuveen Asset Management, the Adviser pays Nuveen Asset Management 45% of the advisory fee paid by the SPDR Nuveen Barclays Build America Bond ETF and the Municipal Bond ETFs to the Adviser (after deducting payments to service providers and expenses). The SPDR Nuveen Barclays Build America Bond ETF and the Municipal Bond ETFs are not responsible for the fees paid to Nuveen Asset Management.

The Adviser has retained SSgA LTD, as sub-adviser, to be responsible for the day to day management of the SPDR Barclays International Corporate Bond ETF and SPDR Barclays Emerging Markets Local Bond ETF’s investments, subject to supervision by the Adviser and the Board. The Adviser will provide administrative, compliance and general management services to the SPDR Barclays International Corporate Bond ETF and SPDR Barclays Emerging Markets Local Bond ETF. SSgA LTD has been operating since 1990 with experience in managing indexed fixed income portfolios. As of June 30, 2012, SSgA LTD managed approximately $303.40 billion in assets. SSgA LTD’s principal business address is 20 Churchill Place, Canary Wharf, London, United Kingdom E14 5HJ.

In accordance with the Sub-Advisory Agreement between the Adviser and SSgA LTD, the Adviser pays SSgA LTD 40% of the advisory fee paid by each of the SPDR Barclays International Corporate Bond ETF and SPDR Barclays Emerging Markets Local Bond ETF to the Adviser (after deducting payments to the fund service providers and fund expenses). The SPDR Barclays International Corporate Bond ETF and SPDR Barclays Emerging Markets Local Bond ETF are not responsible for the fees paid to SSgA LTD.

A discussion regarding the Board’s consideration of the Investment Advisory Agreement is provided in the Trust’s Semi-Annual Report to Shareholders for the period ended December 31, 2011 and, with respect to any Fund that commenced operations after December 31, 2011, such discussion is provided in the Trust’s Annual Report to Shareholders for the period ended June 30, 2012.

The Adviser and the Trust are seeking an exemptive order from the SEC that will permit the Adviser, with the approval of the Independent Trustees of the Trust, to retain and amend existing sub-advisory agreements with unaffiliated investment sub-advisers for the Funds without submitting the sub-advisory agreement to a vote of the respective Fund’s shareholders. The Trust will notify shareholders in the event of any change in the identity of such sub-adviser or sub-advisers. The Adviser has ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee each sub-adviser and recommend their hiring, termination and replacement. If the exemptive relief is obtained, the Adviser will not be required to disclose fees paid to sub-advisers. Approval by a Fund’s shareholders would be required before any authority granted under an exemptive order could be exercised.

PORTFOLIO MANAGERS.  The Adviser and Sub-Advisers manage the Funds using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within each team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within SSgA, as applicable. Each portfolio management team is overseen by the SSgA Investment Committee.

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The professionals primarily responsible for the day-to-day management of each Fund are:

Portfolio Managers	Fund
Todd Bean, Steve Meier and Jeff St. Peters	SPDR Barclays 1-3 Month T-Bill ETF
Max DeSantis and Peter Breault	SPDR Barclays TIPS ETF
Patrick Bresnehan, Max DeSantis and Kyle Kelly	SPDR Barclays Short Term Corporate Bond ETF, SPDR Barclays Intermediate Term Corporate Bond ETF, SPDR Barclays Long Term Corporate Bond ETF, SPDR Barclays Issuer Scored Corporate Bond ETF
Michael Brunell and Karen Tsang	SPDR Barclays Short Term Treasury ETF, SPDR Barclays Intermediate Term Treasury ETF, SPDR Barclays Long Term Treasury ETF, SPDR Barclays Mortgage Backed Bond ETF
Michael Brunell and Max DeSantis	SPDR Barclays Aggregate Bond ETF
Michael Brunell, Max DeSantis and Mahesh Jayakumar	SPDR DB International Government Inflation-Protected Bond ETF
Michael Brunell and Mahesh Jayakumar	SPDR Barclays Short Term International Treasury Bond ETF, SPDR Barclays International Treasury Bond ETF
Timothy Ryan and Steven Hlavin	Municipal Bond ETFs
Daniel Close, Timothy Ryan and Steven Hlavin	SPDR Nuveen Barclays Build America Bond ETF
Stephen Yeats and John Philpot	SPDR Barclays International Corporate Bond ETF
Abhishek Kumar and John Philpot	SPDR Barclays Emerging Markets Local Bond ETF
Peter Breault and Thomas Connelley	SPDR Barclays Investment Grade Floating Rate ETF
Patrick Bresnehan, Michael Brunell and Max DeSantis	SPDR Barclays Convertible Securities ETF, SPDR Barclays High Yield Bond ETF, SPDR Barclays Short Term High Yield Bond ETF, SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF, SPDR BofA Merrill Lynch Crossover Corporate Bond ETF

TODD BEAN.  Todd Bean, CFA, is a Vice President of SSgA and SSgA FM and a Senior Portfolio Manager in the firm’s U.S. Cash Management Group. He began his career at State Street Corporation in 1999, joining the firm as an analyst in the firm’s custody and settlements area. Following a period on the money markets operations staff, Mr. Bean joined the Cash Management Group in 2004. He received a Bachelor’s degree in Economics and Government from St. Lawrence

University and an MS in Finance from Northeastern University. He has earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society and the CFA Institute.

PATRICK BRESNEHAN.  Patrick Bresnehan, CFA, is a Vice President at of SSgA and SSgA FM and a Senior Portfolio Manager within the Global Fixed Income Beta Solutions team. He is responsible for managing a broad range of fixed income beta strategies. Prior to joining SSgA, Mr. Bresnehan was a Director and Senior Portfolio Manager at PanAgora Asset Management and managed portfolios across the risk spectrum within the firm’s Macro-Strategies Group. Preceding this, he was a Senior Vice President at Fleet Investment Advisors responsible for a team managing investment-grade strategies for institutional clients. Mr. Bresnehan began his investment management career as a Fixed Income Portfolio Manager at Scudder, Stevens and Clark, Inc. Mr. Bresnehan received a BA in Economics from Norwich University and an MS in Finance from the Carroll School of Management at Boston College. He has earned the Chartered Financial Analyst designation and is a member of the CFA Institute and Boston Security Analysts Society.

PETER R. BREAULT.  Peter Breault, CFA, is a Principal at SSgA FM and a Portfolio Manager in the Fixed Income Beta Solutions team managing a broad range of strategies. Prior to joining State Street, Mr. Breault worked at Wellington Management Company as a Fixed Income Portfolio Analyst in their US Fixed Income Broad Sector team. Mr. Breault graduated from the University of Massachusetts at Dartmouth with a BA degree in Finance and received his Masters in Finance from Northeastern University. He has earned the Chartered Financial Analyst designation and is a member of the CFA Institute and Boston Security Analysts Society.

MICHAEL BRUNELL.  Mike Brunell, CFA, is a Vice President of State Street Global Advisors and has been a member of the Fixed Income portfolio management team since 2004. In his current role as part of the Beta solutions group, he is responsible for developing and managing various funds and ETFs against a variety of conventional and custom bond index strategies. Prior to joining the investment team Mr. Brunell had been responsible for managing the U.S. Bond Operations group at SSgA which he had been a member of since 1997. He started his career in the investment management field when he joined the Mutual Fund Custody division of State Street in 1993. In this role he focused on the accounting and the valuation of various domestic and international equity and bond portfolios. Mr. Brunell earned a BS in Business Administration from Saint Michael’s College and a MSF

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degree from Boston College. Additionally he earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute and the Boston Securities Analyst Society.

DANIEL CLOSE.  Daniel Close is a Senior Vice President and Portfolio Manager at Nuveen Asset Management. Mr. Close serves as a portfolio manager for many of Nuveen Asset Management’s state-specific open-end municipal bond funds, as well as several closed-end exchange-traded funds. He joined an affiliate of Nuveen Asset Management in 2000. Prior to his current position, he served as a research analyst covering corporate-backed, energy, transportation and utility credits. Before joining Nuveen Asset Management, Mr. Close worked as an analyst at Banc of America Securities specializing in originating and structuring asset-backed securities. He received his B.S. in business from Miami University in Ohio and his M.B.A. at the J. L. Kellogg Graduate School of Management at Northwestern University. Mr. Close has earned the Chartered Financial Analyst designation.

THOMAS CONNELLEY.  Thomas Connelly, CFA,is a Vice President of SSgA and SSgA FM, and a Senior Portfolio Manager for the U.S. Cash Management group. He is responsible for total return, Enhanced Cash strategies and Securities Finance Cash Collateral management. Prior to joining SSgA in 2003, Tom was a Portfolio Manager at Standish Mellon Asset Management, where he was responsible for a variety of short- and intermediate-term fixed income mandates. He has been working in the investment management field since 1990. Tom received a BS in Management, with a concentration in Finance, from Bryant University. He has earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society.

MAX DESANTIS.  Max DeSantis is a Vice President at SSgA and a Senior Portfolio Manager in the Fixed Income Beta Solutions team managing a broad range of strategies. Mr. DeSantis’ previous positions at State Street include work as a risk manager in the Investment Risk Management team focusing on Fixed Income and as a financial analyst in Corporate Finance. Prior to joining State Street, Mr. DeSantis worked as a process engineer in manufacturing and as a research assistant through Harvard Medical School doing psychiatric research. Mr. DeSantis graduated from the University of Pennsylvania with a BA degree in Mathematics and received an MBA from the Carroll School of Management at Boston College. He has earned the Chartered Financial Analyst designation and is a member of the CFA Institute and Boston Security Analysts Society.

STEVEN HLAVIN.  Steven Hlavin is Vice President and Assistant Portfolio Manager for Nuveen Asset Management. He manages the Tender Option Bond program that deploys inverse floating rate securities in Nuveen Asset Management’s closed and open-end funds. In addition, he develops and assists in executing quantitative strategies for indexing purposes and yield curve positioning. He serves as chairman of Nuveen Asset Management’s Yield Curve Strategy Committee. Prior to his current position, Mr. Hlavin worked as a senior analyst responsible for the risk management and performance reporting process for Nuveen Asset Management. Mr. Hlavin joined an affiliate of Nuveen Asset Management in 2003. Mr. Hlavin earned his B.A. in finance and accounting and his M.B.A. in finance from Miami University. He has been a speaker at the Leveraging Performance Attribution Analysis for Fixed Income Investments Conference series.

MAHESH JAYAKUMAR.  Mahesh Jayakumar, FRM is a Principal of SSgA and SSgA FM and is currently a Portfolio Manager in the Beta and Government Solutions team in Global Fixed Income based out of Boston. He is responsible for managing several portfolios spanning diverse areas such as Green Bonds, Agencies, Gov/Credit, Aggregate and client directed mandates. Mahesh holds an MBA from the MIT Sloan School of Management, MS in Computer Science from Boston University and BS in Information Systems from Purdue University. He is a member of the CFA Institute, Boston Security Analysts Society and Global Association of Risk Professionals.

KYLE KELLY.  Kyle Kelly, CFA, is a Principal of SSgA FM and a Portfolio Manager in the Fixed Income Beta Solutions group where he primarily manages credit and aggregate bond strategies. Prior to joining the portfolio management team, he worked as an Investment Risk Management Analyst focused on SSgA’s fixed income and multi-asset-class products. Mr. Kelly graduated from Boston College with a B.A. in Communication and Economics. He earned the Chartered Financial Analyst designation and the Financial Risk Manager designation. He is a member of the CFA Institute, the Boston Securities Analyst Society, and the Global Association of Risk Professionals.

STEVE MEIER.  Steve Meier, CFA, FRM, is an Executive Vice President of SSgA and SSgA FM and is the Global Cash CIO. Mr. Meier, who joined SSgA in 2003, has more than 25 years of experience in the global cash and fixed income markets. Previously, he headed the firm’s North American Cash and Securities Lending Cash

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Collateral portfolio management activities. Prior to joining SSgA, Mr. Meier was a Senior Managing Director in State Street’s Global Markets group responsible for developing its global fixed income business. He also served as Chief Operating Officer of State Street’s electronic bond trading subsidiary, Advanced Auctions LLC, and was a member of its European subsidiary’s Board of Directors. He received extensive capital markets experience and held senior positions in trading and investment banking in New York and London while working for Merrill Lynch and Credit Suisse First Boston for nearly 12 years. He also served on TradeWeb LLC’s Executive Board while head of CSFB’s global electronic trading unit. In addition, he was a senior global bond Portfolio Manager with Oppenheimer Capital and member of its Fixed Income Strategy Group. Mr. Meier is a member of SSgA’s Executive Management Group (EMG), Senior Management Group (SMG) and Investment Committee. He has earned the Chartered Financial Analyst designation, is a certified Financial Risk Manager (FRM), a member of the Boston Security Analysts Society, the Association for Investment Management and Research (AIMR) and the Global Association of Risk Professionals (GARP). He holds a BBA from Hofstra University, an MBA from Indiana University’s Graduate School of Business and an Advanced Certificate of Investment Management from the London Business School.

TIMOTHY RYAN.  Timothy Ryan is a Senior Vice President and Portfolio Manager at Nuveen Asset Management. Mr. Ryan joined an affiliate of Nuveen Asset Management in 2010. Prior to joining Nuveen Asset Management, Mr. Ryan was a principal of SSgA FM and a Vice President of SSgA and responsible for managing the series of the Trust that invest primarily in municipal securities. Prior to joining SSgA, Mr. Ryan was a lead portfolio manager in the municipal bond group at Deutsche Bank Asset Management, formally Scudder Insurance Asset Management. His clients included nuclear decommissioning trusts, insurance portfolios and corporate cash. Mr. Ryan began working at Deutsche Bank in 1991 as a municipal bond analyst covering high yield, transportation, higher education, general obligation, and money market sectors. He joined Deutsche Bank with 8 years of experience as vice president and investment banker at Mesirow Financial and vice president and financial consultant at Speer Financial. Mr. Ryan has a BS from University of Wisconsin and a Master of Management from JL Kellogg Graduate School of Management Northwestern University. Mr. Ryan has earned the Chartered Financial Analyst designation.

JEFF ST. PETERS.  Jeff St. Peters is a Managing Director of SSgA and SSgA FM and a Senior Portfolio Manager within the Global Cash Management division. He is responsible for managing several securities lending, enhanced cash, offshore, and SSgA’s registered money market portfolios for both retail and institutional clients. In addition, Mr. St. Peters manages a team of portfolio managers that focus on traditional money market funds, both taxable and tax exempt. He has been managing short duration cash and securities lending portfolios at SSgA for over 8 years. Prior to joining SSgA, Mr. St. Peters was employed nearly 9 years with Fidelity Investments, the latter years within the Fidelity Management and Research Company, where he worked as a trader within the Money Market area of the Fixed Income division. In addition, he held several positions within Fidelity’s Investment Technology area, where he assisted in designing and implementing an internal proprietary trading system. Mr. St. Peters has over 17 years of investment experience. He holds a BS in Finance from Bentley College.

KAREN TSANG.  Karen Tsang is a Principal of SSgA and SSgA FM and a Portfolio Manager in the Passive Fixed Income Portfolio Management Group where she is primarily responsible for managing Mortgage Backed Securities and US Treasury Index Funds. Prior to her current role, she worked as a Senior Operations Associate covering all Mortgage, Asset-Backed, and Commercial Mortgage-Backed portfolios. Before joining SSgA in 1998, she worked as a Senior Fund Accountant in the Mutual Funds Division of State Street Corporation on domestic and international bonds and equity funds. Ms. Tsang holds a Bachelors degree with a dual concentration in Finance and Marketing from the Boston University School of Management.

ABHISHEK KUMAR.  Abhishek Kumar is an Investment Manager within the Fixed Income Beta Solutions group at SSgA LTD, having joined the company in September, 2010. He is responsible for the management of both credit and government index fixed income portfolios. Prior to joining the Investment Management team, Mr. Kumar spent three years at ICICI Bank UK PLC as an Assistant Portfolio Manager. Mr. Kumar holds a Masters in Management from ESCP Europe Paris, a Post Graduate Diploma in Management from Indian Institute of Management Lucknow, India and a Bachelors degree in Mechanical Engineering from Indian Institute of Technology Kharagpur, India. He is a CFA charterholder and is a member of the CFA Society UK and the CFA Institute.

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JOHN PHILPOT.  John Philpot is Co-Head of the London Fixed Income Beta Solutions team. Mr. Philpot is mainly responsible for overseeing a wide range of investment grade mandates, including government, corporate and inflation linked bonds. Mr. Philpot also oversees operational activities for the Fixed Income Beta Solutions team. Prior to commencing his current role, Mr. Philpot managed a range of broad investment grade and inflation linked portfolios. Previously Mr. Philpot worked as a Senior Portfolio Analyst, also at SSgA LTD. Mr. Philpot earned his BSc (Honours) from the University of London, and has obtained the Investment Management Certificate.

STEPHEN YEATS.  Mr. Yeats is an Investment Manager within the Fixed Income Beta Solutions group at SSgA LTD. He joined SSgA LTD in February, 2007. He is responsible for the management of both credit and government index fixed income portfolios. In addition, Mr. Yeats is involved in the development of synthetic fixed income solutions for clients. Prior to joining the Investment Management team, Mr. Yeats was an Investment Manager in the Global Fixed Income group of Daiwa SB Investments. Mr. Yeats graduated with a Masters in Chemical Engineering from Nottingham University and has also earned the Chartered Financial Analyst (“CFA”) designation. He is a member of the UK Society of Investment Professionals and the CFA Institute.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds is available in the SAI.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT.  State Street, part of State Street Corporation, is the Administrator for the Funds, the Custodian for each Fund’s assets and serves as Transfer Agent to the Funds.

LENDING AGENT.  State Street is the securities lending agent for the Trust. For its services, the lending agent would typically receive a portion of the net investment income, if any, earned on the collateral for the securities loaned.

DISTRIBUTOR.  State Street Global Markets, LLC (the “Distributor”), part of State Street Corporation, is the distributor of the Funds’ Shares. The Distributor will not distribute Shares in less than Creation Units, and it does not maintain a secondary market in the Shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of Creation Units of Shares.

INDEX/TRADEMARK LICENSES/DISCLAIMERS

The Index Providers are not affiliated with the Trust, the Adviser, the Sub-Advisers, the Funds’ administrator, custodian, transfer agent or distributor, or any of their respective affiliates. The Adviser (“Licensee”) has entered into license agreements with the Index Providers pursuant to which the Adviser pays a fee to use their respective Indexes. The Adviser is sub-licensing rights to the Indexes to the Funds at no charge.

BARCLAYS INDEXES.  The Adviser acknowledges and expressly agrees that the Barclays ETFs (“Products” or “ETF”) are not sponsored, endorsed, sold or promoted by Barclays (“Licensor”), and that Licensor makes no warranty, express or implied, as to the results to be obtained by any person or entity from the use of any Index, any opening, intra-day or closing value therefore, or any data included therein or relating thereto, in connection with the trading of any ETF based thereon or for any other purpose. Licensor’s only relationship to the Licensee with respect to the Products is the licensing of certain trademarks and trade names of Licensor and the Licensor Indices that are determined, composed and calculated by Licensor without regard to Licensee or the Products. Licensor has no obligation to take the needs of Licensee or the owners of the Products into consideration in determining, composing or calculating the Licensor Indices. Licensor is not responsible for and has not participated in any determination or calculation made with respect to issuance of the Products. Licensor has no obligation or liability in connection with the listing, trading, marketing or administration of the Products.

LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES, OR ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, OR ANY DATA INCLUDED THEREIN OR RELATED THERETO. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE PRODUCTS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY ETF BASED THEREON, IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES, ANY OPENING, INTRA-DAY OR CLOSING

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VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY ETF BASED THEREON.

WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY DAMAGES, CLAIMS, LOSSES (INCLUDING ANY INDIRECT OR CONSEQUENTIAL LOSSES), EXPENSES OR DELAYS, WHETHER DIRECT OR INDIRECT, FORESEEN OR UNFORESEEN, SUFFERED BY ANY PERSON ARISING OUT OF ANY CIRCUMSTANCE OR OCCURRENCE RELATING TO THE PERSON’S USE OF ANY INDEX, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY ETF BASED THEREON, OR ARISING OUT OF ANY ERRORS OR DELAYS IN CALCULATING OR DISSEMINATING SUCH INDEXES.

BARCLAYS INFLATION-LINKED BOND INDEX DISCLAIMER.  ©Barclays Bank 2004. All rights reserved. The SPDR Barclays TIPS ETF (“Fund”) is not sponsored, endorsed, sold or promoted by Barclays, the investment banking division of Barclays Bank PLC (“Barclays”). Barclays or one of its affiliated entities may act as an Authorized Participant for the Fund and/or as an initial purchaser of Shares of the Fund. Barclays does not make any representation regarding the advisability of investing in the Fund or the advisability of investing in securities generally. The Index is determined, composed and calculated by Barclays without regard to the Licensee or the Fund. Barclays has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Index. Barclays has no obligation or liability in connection with administration, marketing or trading of the Fund.

BARCLAYS SHALL HAVE NO LIABILITY TO LICENSEE OR TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS SHALL NOT BE LIABLE FOR ANY

DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES, RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

None of the information supplied by Barclays and used in this publication may be reproduced in any manner without the prior written permission of Barclays. Barclays Bank PLC is registered in England No. 1026167. Registered office: 1 Churchill Place London E14 5HP.

S&P INDEXES. The “S&P National AMT-Free Municipal VRDO Index” and “S&P Municipal Yield Index” (together, the “S&P Indexes”), “S&P,” and “Standard & Poor’s”, are trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use by S&P Dow Jones Indices LLC and sub-licensed for use by the Adviser.

THE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P DOW JONES INDICES LLC, ITS AFFILIATES, AND/OR THIRD PARTY LICENSORS (INCLUDING, WITHOUT LIMITATION, DOW JONES & COMPANY, INC.) (COLLECTIVELY, “S&P”). S&P MAKES NO REPRESENTATION, CONDITION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUNDS PARTICULARLY OR THE ABILITY OF THE S&P INDEXES TO TRACK MARKET PERFORMANCE AND/OR TO ACHIEVE THEIR STATED OBJECTIVE AND/OR TO FORM THE BASIS OF A SUCCESSFUL INVESTMENT STRATEGY, AS APPLICABLE. S&P’S ONLY RELATIONSHIP TO THE ADVISER IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES AND OF THE S&P INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE ADVISER OR THE FUNDS. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE ADVISER OR THE OWNERS OF OR INVESTORS IN THE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P INDEXES OR ANY DATA INCLUDED THEREIN OR USED TO CALCULATE THE S&P INDEXES. S&P DOW JONES INDICES LLC IS NOT AN ADVISOR TO THE FUNDS. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUNDS OR THE TIMING OF THE ISSUANCE OR SALE OF THE FUNDS OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH FUND SHARES ARE TO BE CONVERTED INTO CASH. S&P HAS NO OBLIGATION

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OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING, OR TRADING OF THE FUNDS.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P INDEXES OR ANY DATA INCLUDED THEREIN OR USED TO CALCULATE THE S&P INDEXES AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO REPRESENTATION, WARRANTY OR CONDITION, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF OR INVESTORS IN THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEXES OR ANY DATA INCLUDED THEREIN OR USED TO CALCULATE THE S&P INDEXES. S&P MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS, WARRANTIES OR CONDITIONS, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANT ABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE S&P INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS) RESULTING FROM THE USE OF THE S&P INDEXES OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

DEUTSCHE BANK INDEX. The SPDR DB International Government Inflation-Protected Bond ETF (the “Product”) is not sponsored, endorsed, sold or promoted by Deutsche Bank AG or any subsidiary or affiliate of Deutsche Bank AG. The DB Global Government ex-US Inflation-Linked Bond Capped Index (the “DB Index”) is the exclusive property of Deutsche Bank AG. “Deutsche Bank” and “Deutsche Bank Securities Inc.” are service marks of Deutsche Bank AG and have been licensed for use for certain purposes by SSgA, a division of State Street, parent of the Adviser. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Index makes any representation or warranty, express or implied, concerning the DB Index, the Product or the advisability of investing in securities generally. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Index has any obligation to take the needs of SSgA, the sponsor of the Product, or its clients into consideration in determining, composing or calculating the DB Index. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Index is responsible for or has participated in the determination of the timing of, prices at, quantities or valuation of the Product. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Index has any obligation or liability in connection with the administration, marketing or trading of the Product.

NEITHER DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB INDEX WARRANTS OR GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE DB INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NEITHER DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB INDEX MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY SSGA FROM THE USE OF THE DB INDEX OR ANY DATA INCLUDED THEREIN. NEITHER DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB INDEX MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DB INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB INDEX HAVE ANY LIABILITY FOR DIRECT, INDIRECT, PUNITIVE, SPECIAL, CONSEQUENTIAL OR ANY OTHER DAMAGES OR LOSSES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DEUTSCHE BANK AG AND SSGA.

No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any Deutsche Bank trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting Deutsche Bank to determine

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whether Deutsche Bank’s permission is required. Under no circumstances may any person or entity claim any affiliation with Deutsche Bank without the written permission of Deutsche Bank. “Deutsche Bank” and “DB Global Government ex-US Inflation-Linked Bond Capped Index” are reprinted with permission. ©Copyright 2009 Deutsche Bank AG. All rights reserved. “Deutsche Bank” and “Deutsche Bank Securities Inc.” are service marks of Deutsche Bank AG and have been licensed for use for certain purposes by SSgA. The Product is not sponsored, endorsed, sold or promoted by Deutsche Bank AG. Deutsche Bank AG, as Index Provider, makes no representation, express or implied, regarding the advisability of investing in this product. As the Index Provider, Deutsche Bank AG is licensing certain trademarks, the underlying Index and trade names which are composed by Deutsche Bank AG without regard to Index, this product or any investor.

BOFA MERRILL LYNCH INDEX DISCLAIMER

The SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF and SPDR BofA Merrill Lynch Crossover Corporate Bond ETF (the “Products”) are not sponsored, endorsed or promoted by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofA Merrill Lynch”). BofA Merrill Lynch has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Products, nor makes any representation or warranty, express or implied, to the owners of Products or any member of the public regarding the Products or the advisability of investing in the Products, particularly the ability of the BofA Merrill Lynch Emerging Markets Diversified Corporate Index and the BofA Merrill Lynch US Diversified Crossover Corporate Index (collectively the “Indexes”) to track performance of any market or strategy. BofA Merrill Lynch’s only relationship to State Street Global Advisors (“Licensee”) is the licensing of certain trademarks and trade names and the Indexes or components thereof. The Indexes are determined, composed and calculated by BofA Merrill Lynch without regard to the Licensee or the Products or their holders. BofA Merrill Lynch has no obligation to take the needs of the Licensee or the holders of the Products into consideration in determining, composing or calculating the Indexes. BofA Merrill Lynch is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Products to be issued or in the determination or calculation of the equation by which the Products are to be priced, sold, purchased, or redeemed. BofA Merrill Lynch has no obligation or liability in connection with the administration, marketing, or trading of the Products.

BOFA MERRILL LYNCH DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN AND BOFA MERRILL LYNCH SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, UNAVAILABILITY, OR INTERRUPTIONS THEREIN. BOFA MERRILL LYNCH MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, HOLDERS OF THE PRODUCTS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN. BOFA MERRILL LYNCH MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BOFA MERRILL LYNCH HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL, CONSEQUENTIAL DAMAGES, OR LOST PROFITS, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“BofA Merrill Lynch”, “the BofA Merrill Lynch US Diversified Crossover Corporate IndexSM “ and the “BofA Merrill Lynch Emerging Markets Corporate Bond IndexSM” are trademarks of Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates and have been licensed for use by State Street Global Advisors.

SPDR TRADEMARK. The “SPDR” trademark is used under license from Standard & Poor’s Financial Services LLC. No Fund offered by the Trust or its affiliates is sponsored, endorsed, sold or promoted by S&P or its affiliates. S&P makes no representation or warranty, express or implied, to the owners of any Fund or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the index on which the Funds are based to track general stock market performance. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Funds. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P OR ITS AFFILIATES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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ADDITIONAL PURCHASE AND SALE INFORMATION

The Shares are listed for secondary trading on the Exchange and individual Fund Shares may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If you buy or sell Shares in the secondary market, you will pay the secondary market price for Shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The trading prices of a Fund’s Shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the Fund’s net asset value, which is calculated at the end of each business day. The Shares will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of the Shares. The trading prices of a Fund’s Shares may deviate significantly from its net asset value during periods of market volatility. Given, however, that Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained over long periods. Information showing the number of days the market price of a Fund’s Shares was greater than the Fund’s net asset value and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for various time periods is available by visiting the Funds’ website at http://www.spdrs.com.

The Exchange will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value (“IOPV”) relating to the Funds. The IOPV calculations are estimates of the value of the Funds’ net asset value per Share using market data converted into U.S. dollars at the current currency rates. The IOPV price is based on quotes and closing prices from the securities’ local market and may not reflect events that occur subsequent to the local market’s close. Premiums and discounts between the IOPV and the market price may occur. This should not be viewed as a “real-time” update of the net asset value per Share of the Funds, which is calculated only once a day. Neither the Funds, nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

The Funds do not impose any restrictions on the frequency of purchases and redemptions; however, the Funds reserve the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of a Fund’s investment strategy, or whether they would cause a Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, Fund Shares are issued and redeemed only in large quantities of Shares known as Creation Units available only from a Fund directly, and that most trading in a Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by a Fund’s shareholders or (b) any attempts to market time a Fund by shareholders would result in negative impact to a Fund or its shareholders.

OTHER CONSIDERATIONS

DISTRIBUTION AND SERVICE PLAN.  Each Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of the Fund’s average daily net assets may be made for the sale and distribution of its Shares. No payments pursuant to the Distribution and Service Plan will be made through at least October 31, 2013. Additionally, the implementation of any such payments would have to be approved by the Board prior to implementation. Because these fees would be paid out of each Fund’s assets on an on-going basis, if payments are made in the future, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAINS.  As a Fund shareholder, you are entitled to your share of a Fund’s income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

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Each Fund typically earns interest from debt securities and, if participating, securities lending income. In addition, the SPDR Barclays Convertible Securities ETF may earn income from Preferred Securities. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as “income dividend distributions.” Each Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividend distributions, if any, are generally distributed to shareholders monthly, but may vary significantly from period to period. Net capital gains for each Fund are distributed at least annually. Dividends may be declared and paid more frequently or at other times to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Dividends which are reinvested will nevertheless be taxable to the same extent as if such dividends had not been reinvested.

PORTFOLIO HOLDINGS

A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the SAI.

ADDITIONAL TAX INFORMATION

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Fund.

Unless your investment in the Funds is through a tax-exempt entity or tax deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when:

–	Each Fund makes distributions;

–	You sell Shares listed on the Exchange; and

–	You create or redeem Creation Units.

TAXES ON DISTRIBUTIONS (ALL FUNDS, EXCEPT THE MUNICIPALBOND ETFS).  Distributions from a Fund’s net investment income (other than, for taxable years beginning before January 1, 2013, qualified dividend income and net tax-exempt income), including any net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund.

TAXES ON DISTRIBUTIONS (MUNICIPAL BOND ETFS).  Dividends paid by a Municipal Bond ETF that are reported as exempt-interest dividends will not be subject to regular federal income tax. Each Municipal Bond ETF intends to invest its assets in a manner such that dividend distributions to its shareholders will generally be exempt from regular U.S. federal income tax, although distributions from Municipal Bond ETFs may be subject to the federal alternative minimum tax applicable to individuals and will not necessarily be exempt from state and local taxation. Dividends paid by a Municipal Bond ETF will be exempt from regular federal income tax to the extent of such Fund’s net tax-exempt interest income as long as 50% or more of the value of such Fund’s assets at the end of each quarter is invested in state, municipal and other bonds the interest on which is excluded from gross income for federal income tax purposes and as long as such Fund reports such dividends as exempt-interest dividends. Each Municipal Bond ETF, however, is able to invest up to 20% of its net assets in taxable securities, the income from which is subject to regular federal income tax.

Because a Municipal Bond ETF may invest in private activity bonds (within the meaning of Section 141 of the Code), the interest on which is not federally tax-exempt to persons who are “substantial users” of the facilities financed by such bonds or “related persons” of such “substantial users,” a Municipal Bond ETF may not be an appropriate investment for shareholders who are considered either a “substantial user” or “related person” within the meaning of the Code. In addition, interest on certain municipal securities that meet the definition of private activity bonds under the Code is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent a Municipal Bond ETF receives income from private activity bonds, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to those shareholders subject to the alternative minimum tax regime. Each Municipal Bond ETF will annually supply shareholders with a report indicating the percentage of its income attributable to municipal securities required to be included in calculating the federal alternative minimum tax. In addition, all exempt-interest dividends are required

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to be included in calculating a corporation’s adjusted current earnings for purposes of the alternative minimum tax calculation applicable to corporations.

Exempt-interest dividends from a Municipal Bond ETF are taken into account in determining the taxable portion of any Social Security or railroad retirement benefits that you receive. If you receive Social Security or railroad retirement benefits, you should consult your tax advisor about how an investment in a Municipal Bond ETF may affect the taxation of your benefits.

Exempt interest dividends attributable to interest on municipal securities issued by a state or its political subdivisions may be exempt in the hands of a shareholder from income tax imposed by that state, but exempt-interest dividends attributable to interest on municipal securities issued by another state generally will not be exempt from such income tax.

ALL FUNDS.  In general, your distributions (other than exempt-interest dividends) are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. For taxable years beginning before January 1, 2013, dividends that are reported as qualified dividend income are eligible for a reduced maximum rate to individuals of 15% ( 0% for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and subject to certain limitations. The Municipal Bond ETFs’ taxable dividends, if any, are not expected to be made up of qualified dividend income or to qualify for a dividends received deduction if you are a corporate shareholder. Any distributions of the excess of a Fund’s net long-term capital gain over its net short-term capital loss are taxable as long-term capital gain regardless of how long you have owned your Shares. Long-term capital gains are currently taxed to noncorporate shareholders at a maximum rate of 15%. Absent further legislation, themaximum 15% tax rate on long-term capital gains will increase to 20% for taxable years beginning after December 31, 2012. Although the Municipal Bond ETFs do not seek to realize taxable income or capital gains, they may realize and distribute taxable income or capital gains from time to time as a result of their normal investment activities. Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter.

For taxable years beginning after December 31, 2012, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly), will be subject to a 3.8% Medicare contribution tax on their “net investment income,” which includes taxable interest, dividends and capital gains (including capital gains realized upon the sale or exchange of Fund Shares) but does not include exempt-interest dividends paid by Municipal Bond ETFs. This 3.8% tax will also apply to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

If a Fund redeems Creation Units in cash, those redemptions may result in more capital gains being recognized by a Fund as compared to exchange traded funds that redeem Creation Units in-kind.

If you lend your Fund Shares pursuant to securities lending arrangements you may lose the ability to treat Fund dividends (paid while the Shares are held by the borrower) as qualified dividend income. You should consult your financial intermediaries or tax advisor.

Distributions paid in January, but declared by a Fund in October, November or December of the previous year, payable to shareholders of record in such a month, may be taxable to you in the calendar year in which they were declared. The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year.

A distribution will reduce a Fund’s net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

ORIGINAL ISSUE DISCOUNT.  Investments by a Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess face value of the securities over their issue price (the “original issue discount” or “OID”) each year that the securities are held, even though the Fund may receive no cash interest payments or may receive cash interest payments that are less than the income recognized for tax purposes. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of a Fund, a Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount that the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax, including the nondeductible 4% excise tax. Because such income may not be matched by a corresponding cash payment to the Fund, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its shareholders in order to qualify for treatment as a regulated investment company and eliminate taxes at the Fund level.

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Special rules apply if a Fund holds inflation-indexed bonds. Generally, all stated interest on such bonds is recorded as income by a Fund under its regular method of accounting for interest income. The amount of any positive inflation adjustment for a taxable year, which results from an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The amount of a Fund’s OID in a taxable year with respect to a bond will increase the Fund’s taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of any negative inflation adjustments, which result from a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated interest, OID, and market discount, if any) otherwise includible in the Fund’s income with respect to the bond for the taxable year.

MARKET DISCOUNT (FOR SECURITIES OTHER THAN MUNICIPAL SECURITIES).  Any market discount recognized on a market discount bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or below adjusted issue price if the bond was issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

MARKET DISCOUNT (MUNICIPAL SECURITIES).  If a Municipal Bond ETF purchases a municipal security at a market discount, any gain realized by the Municipal Bond ETF upon sale or redemption of the municipal security will be treated as taxable interest income to the extent of the market discount, and any gain realized in excess of the market discount will be treated as capital gains.

DERIVATIVES AND OTHER COMPLEX SECURITIES.  Each Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

FOREIGN CURRENCY TRANSACTIONS.  A Fund’s transactions in foreign currencies, foreign-currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

FOREIGN INCOME TAXES.  Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of a Fund at the close of its taxable year consist of stocks or securities of foreign corporations, the Fund may elect to “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you will be considered to have received as an additional dividend your share of such foreign taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax. In certain instances, a Fund might not elect to apply otherwise allowable U.S. federal income tax deductions for certain foreign taxes paid by the Fund, whether or not credits or deductions for those foreign taxes could be passed through to its shareholders pursuant to the election described above. If a Fund in which you invest does not elect to apply these deductions, taxable distributions you receive from the Fund may be larger than they would have been if the Fund had taken deductions for such taxes.

TAXES ON EXCHANGE-LISTED SHARE SALES.  Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, except that any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.

TAXES ON CREATIONS AND REDEMPTIONS OF CREATION UNITS.  A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger’s aggregate basis in the securities surrendered plus any cash paid for the Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value

144	Precise in a world that isn’t.SM

of the securities and the amount of cash received. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon a redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

NON-U.S. INVESTORS.  If you are not a citizen or permanent resident of the United States, each Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Gains on the sale of Shares and dividends that are effectively connected with the conduct of a trade or business within the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates. Non-U.S. shareholders that own, directly or indirectly, more than 5% of Fund Shares are urged to consult their own tax advisors concerning special tax rules that may apply to their investment. Unless certain non-U.S. entities that hold Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities after December 31, 2013 and redemption proceeds and certain capital gain dividends payable to such entities after December 31, 2014.

BACKUP WITHHOLDING.  A Fund will be required in certain cases to withhold (as “backup withholding”) on amounts (including exempt-interest dividends) payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.

BUILD AMERICA BONDS.  A Fund may invest in certain bonds that generate federal income tax credits. If a Fund invests in tax credit bonds, including so-called “Build America Bonds,” it may make an election to pass the credits through to its shareholders. If a Fund makes such an election for a taxable year, it will not be allowed any credits on those bonds for that taxable year. Instead, the Fund will include in its gross income, as interest income, an amount equal to the amount that the Fund would have included in gross income relating to the credits if the election had not been made (generally, the amount of the credits) and will increase its dividends-paid deduction by the same amount. Each shareholder of a Fund making such an election will be required to include in gross income the shareholder’s proportionate share of the interest income attributable to the credits and will be allowed as a credit (subject to applicable limitations) the shareholder’s proportionate share of the credits, in each case not to exceed the amounts thereof reported by the Fund in a year-end statement. If a Fund makes such an election, it will inform its shareholders concerning their allocable shares of any tax credits passed through as part of its annual reporting.

For state income tax purposes, interest income from Build America Bonds will be treated the same as if the interest was from any other tax exempt obligation issued by a state or local government. A state may, however, decide to provide for different tax treatment for Build America Bonds. A Fund may invest in Build America Bonds from a number of different states and, in such case, it will annually provide information regarding the percentage of its income earned in each state. Depending on each state’s tax laws, this information may be used in determining the dividend amount that may be exempt from your state and/or local income taxes. You should be aware that some states require a minimum percentage of home state bonds to permit the state tax exemption. Consult your tax advisor to determine whether such interest is exempt from applicable state and/or local taxes.

The foregoing discussion summarizes some of the consequences under current federal income tax law of an investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor

Precise in a world that isn’t.SM	145

about the potential tax consequences of an investment in the Funds under all applicable tax laws.

GENERAL INFORMATION

The Trust was organized as a Massachusetts business trust on June 12, 1998. If shareholders of any Fund are required to vote on any matters, shareholders are entitled to one vote for each Share they own. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the SAI for more information concerning the Trust’s form of organization.

For purposes of the 1940 Act, Shares of the Trust are issued by the respective series of the Trust and the acquisition of Shares by investment companies is subject to the restrictions of section 12(d)(1) of the 1940 Act. The Trust has received exemptive relief from Section 12(d)(1) to allow registered investment companies to invest in the Funds beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions as set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

From time to time, a Fund may advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of a Fund.

Bingham McCutchen LLP serves as counsel to the Trust, including the Funds. Ernst & Young LLP serves as the independent registered public accounting firm and will audit the Funds’ financial statements annually.

PREMIUM/DISCOUNT INFORMATION

Information showing the number of days the market price of a Fund’s shares was greater than the Fund’s NAV per share (i.e., at a premium) and the number of days it was less than the Fund’s NAV per share (i.e., at a discount) for various time periods is available by visiting the Funds’ website at http://www.spdrs.com.

FINANCIAL HIGHLIGHTS

The financial highlights on the following pages are intended to help you understand each Fund’s financial performance for the past five fiscal years or, if shorter, the period since each Fund’s inception. Certain information reflects the performance results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with each Fund’s financial highlights and financial statements, is included in the 2012 Annual Report to shareholders, which is available upon request. Funds that do not have information set forth below had not commenced operations as of June 30, 2012.

146	Precise in a world that isn’t.SM

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Precise in a world that isn’t.SM	147

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period

	SPDR Barclays 1-3 Month T-Bill ETF
	Year Ended 6/30/12		Year Ended 6/30/11		Year Ended 6/30/10		Year Ended 6/30/09	Year Ended 6/30/08
Net asset value, beginning of period	$45.85		$45.85		$45.86		$45.88	$45.96

Income (loss) from investment operations:
Net investment income (loss)	(0.04	)(1)	0.00	(1) (2)	0.00	(1)(2)	0.23 (1)	1.32
Net realized and unrealized gain (loss) (3)	0.01		0.00	(2)	0.00	(2)	0.11	0.03

Total from investment operations	(0.03)		0.00	(2)	0.00	(2)	0.34	1.35

Net equalization credits and charges (1)	0.00	(2)	0.00	(2)	0.00	(2)	0.02	0.09

Other Capital (1)	N/A		N/A		N/A		N/A	N/A

Distributions to shareholders from:
Net investment income	0.00	(2)	—		0.00	(2)	(0.37)	(1.52)
Net realized gains	—		—		0.00	(2)	(0.01)	—
Return of capital	—		—		(0.01)		—	—

Total distributions	—		—		(0.01)		(0.38)	(1.52)

Net asset value, end of period	$45.82		$45.85		$45.85		$45.86	$45.88

Total return (4)	(0.08)%		0.01%		0.00	%(5)	0.79%	3.18%
Net assets, end of period (in 000’s)	$1,539,512		$1,008,816		$1,054,532		$985,943	$284,435
Ratio of expenses to average net assets	0.14%		0.15%		0.14%		0.14%	0.14%
Ratio of net investment income (loss) to average net assets	(0.09)%		0.00	%(5)	0.00	%(5)	0.49%	2.72%
Portfolio turnover rate (7)	619%		628%		623%		692%	583%

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amount is less than $0.005 per share.
(3)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)	Amount is less than 0.005% per share.
(6)	Annualized.
(7)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

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FINANCIAL HIGHLIGHTS — (Continued)

Selected data for a share outstanding throughout each period

SPDR Barclays TIPS ETF					SPDR Barclays Short Term Treasury ETF
Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/09	Year Ended 6/30/08	For the Period 11/30/11*- 6/30/12
$54.76	$52.74	$49.74	$52.00	$47.88	$30.00

1.53 (1)	2.21 (1)	1.78 (1)	0.54 (1)	2.86	0.06	(1)
4.93	1.70	2.78	(1.19)	4.24	0.09

6.46	3.91	4.56	(0.65)	7.10	0.15

0.05	0.01	0.01	0.07	(0.12)	—

0.00 (2)	—	—	0.00 (2)	—	N/A

(1.68)	(1.90)	(1.57)	(1.68)	(2.86)	(0.05)
—	—	—	—	—	—
—	—	—	—	—	—

(1.68)	(1.90)	(1.57)	(1.68)	(2.86)	(0.05)

$59.59	$54.76	$52.74	$49.74	$52.00	$30.10

12.03%	7.55%	9.33%	(1.11)%	14.96%	0.49%
$732,984	$438,091	$379,749	$288,501	$93,602	$6,019
0.19%	0.20%	0.19%	0.19%	0.19%	0.12	%(6)
2.62%	4.12%	3.48%	1.11%	6.49%	0.34	%(6)
23%	21%	18%	21%	16%	24%

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FINANCIAL HIGHLIGHTS — (Continued)

Selected data for a share outstanding throughout each period

	SPDR Barclays Intermediate Term Treasury ETF
	Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/09	Year Ended 6/30/08
Net asset value, beginning of period	$59.42	$59.19	$57.22	$55.32	$52.56

Income (loss) from investment operations:
Net investment income (loss)	1.07 (1)	1.17 (1)	1.19 (1)	1.43 (1)	2.06
Net realized and unrealized gain (loss) (2)	2.07	0.37	2.02	1.92	2.81

Total from investment operations	3.14	1.54	3.21	3.35	4.87

Net equalization credits and charges (1)	(0.01)	(0.01)	0.03	0.06	0.17

Other Capital (1)	0.00 (3)	0.00 (3)	—	—	—

Distributions to shareholders from:
Net investment income	(1.08)	(1.18)	(1.19)	(1.51)	(2.24)
Net realized gains	(0.16)	(0.12)	(0.08)	—	(0.04)

Total distributions	(1.24)	(1.30)	(1.27)	(1.51)	(2.28)

Net asset value, end of period	$61.31	$59.42	$59.19	$57.22	$55.32

Total return (4)	5.30%	2.62%	5.73%	6.20%	9.73%
Net assets, end of period (in 000’s)	$196,216	$213,929	$242,703	$143,070	$44,261
Ratio of expenses to average net assets	0.14%	0.16%	0.14%	0.14%	0.14%
Ratio of net investment income (loss) to average net assets	1.75%	1.98%	2.06%	2.50%	3.51%
Portfolio turnover rate (6)	35%	33%	39%	49%	36%

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)	Annualized.
(6)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

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FINANCIAL HIGHLIGHTS — (Continued)

Selected data for a share outstanding throughout each period

SPDR Barclays Long Term Treasury ETF					SPDR Barclays Short Term Corporate Bond ETF
Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/09	Year Ended 6/30/08	Year Ended 6/30/12	Year Ended 6/30/11	For the Period 12/16/09*- 6/30/10
$56.22	$59.15	$55.00	$53.39	$49.67	$30.44	$29.98	$30.00

1.92 (1)	2.17 (1)	2.20 (1)	2.36 (1)	2.47	0.49 (1)	0.56 (1)	0.31	(1)
15.76	(2.94)	4.06	1.64	3.72	(0.06)	0.48	(0.17)

17.68	(0.77)	6.26	4.00	6.19	0.43	1.04	0.14

0.14	0.01	0.08	0.01	(0.01)	0.02	0.01	0.04

N/A	N/A	N/A	N/A	N/A	0.04	0.00 (3)	0.06

(1.99)	(2.17)	(2.19)	(2.40)	(2.45)	(0.50)	(0.56)	(0.26)
—	—	—	—	(0.01)	(0.06)	(0.03)	—

(1.99)	(2.17)	(2.19)	(2.40)	(2.46)	(0.56)	(0.59)	(0.26)

$72.05	$56.22	$59.15	$55.00	$53.39	$30.37	$30.44	$29.98

32.03%	(1.24)%	11.93%	7.51%	12.62%	1.63%	3.60%	0.79%
$64,844	$22,488	$23,661	$16,499	$10,678	$1,105,432	$337,925	$161,898
0.14%	0.15%	0.14%	0.14%	0.14%	0.13%	0.13%	0.13	%(5)
2.85%	3.79%	4.01%	4.14%	4.58%	1.61%	1.83%	1.94	%(5)
22%	26%	54%	17%	11%	50%	46%	23%

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FINANCIAL HIGHLIGHTS — (Continued)

Selected data for a share outstanding throughout each period

	SPDR Barclays Intermediate Term Corporate Bond ETF
	Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/10	For the Period 2/10/09*- 6/30/09
Net asset value, beginning of period	$33.03	$32.50	$30.39	$30.00

Income (loss) from investment operations:
Net investment income (loss)	1.12 (1)	1.14 (1)	1.31 (1)	0.59	(1)
Net realized and unrealized gain (loss) (2)	0.92	0.66	2.13	0.20

Total from investment operations	2.04	1.80	3.44	0.79

Net equalization credits and charges (1)	0.02	0.03	0.09	0.05

Other Capital (1)	0.02	0.00 (3)	0.00 (3)	—

Distributions to shareholders from:
Net investment income	(1.12)	(1.15)	(1.38)	(0.45)
Net realized gains	(0.10)	(0.15)	(0.04)	—

Total distributions	(1.22)	(1.30)	(1.42)	(0.45)

Net asset value, end of period	$33.89	$33.03	$32.50	$30.39

Total return (4)	6.41%	5.72%	11.85%	2.86%
Net assets, end of period (in 000’s)	$281,288	$191,565	$113,747	$27,349
Ratio of expenses to average net assets	0.15%	0.16%	0.15%	0.15	%(5)
Ratio of net investment income (loss) to average net assets	3.34%	3.45%	4.13%	5.22	%(5)
Portfolio turnover rate (6)	15%	37%	42%	4%

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)	Annualized.
(6)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

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FINANCIAL HIGHLIGHTS — (Continued)

Selected data for a share outstanding throughout each period

SPDR Barclays Long Term Corporate Bond ETF					SPDR Barclays Issuer Scored Corporate Bond ETF			SPDR Barclays Convertible Securities ETF
Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/10	For the Period 3/10/09*- 6/30/09		Year Ended 6/30/12	For the Period 4/6/11*- 6/30/11		Year Ended 6/30/12		Year Ended 6/30/11	Year Ended 6/30/10	For the Period 4/14/09*- 6/30/09
$35.55	$36.57	$33.31	$30.00		$30.52	$30.00		$41.55		$36.06	$31.65	$30.00

1.92 (1)	2.00 (1)	2.07 (1)	0.65	(1)	1.11 (1)	0.24	(1)	0.37	(1)	0.68 (1)	1.43 (1)	0.35	(1)
4.10	(0.22)	3.30	3.13		1.40	0.32		(2.45)		6.52	4.78	1.42

6.02	1.78	5.37	3.78		2.51	0.56		(2.08)		7.20	6.21	1.77

0.07	0.02	0.06	—		0.01	—		(0.00	)(3)	0.04	0.05	0.05

0.20	0.02	—	—		0.09	0.11		0.01		0.00 (3)	0.02	0.05

(1.92)	(2.01)	(2.09)	(0.47)		(1.11)	(0.15)		(1.29)		(1.63)	(1.76)	(0.22)
—	(0.83)	(0.08)	—		—	—		(0.52)		(0.12)	(0.11)	—

(1.92)	(2.84)	(2.17)	(0.47)		(1.11)	(0.15)		(1.81)		(1.75)	(1.87)	(0.22)

$39.92	$35.55	$36.57	$33.31		$32.02	$30.52		$37.67		$41.55	$36.06	$31.65

18.04%	5.20%	16.76%	12.70%		8.72%	2.23%		(4.89)%		20.38%	19.92%	6.24%
$87,834	$35,553	$32,909	$6,661		$22,417	$12,208		$783,580		$926,572	$259,629	$44,307
0.15%	0.17%	0.15%	0.15	%(5)	0.16%	0.16	%(5)	0.40%		0.41%	0.40%	0.40	%(5)
4.97%	5.49%	5.85%	6.82	%(5)	3.53%	3.42	%(5)	0.98%		1.68%	3.85%	5.33	%(5)
21%	58%	42%	27%		17%	6%		17%		33%	26%	9%

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FINANCIAL HIGHLIGHTS — (Continued)

Selected data for a share outstanding throughout each period

	SPDR Barclays Mortgage Backed Bond ETF
	Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/10	For the Period 1/15/09*- 6/30/09
Net asset value, beginning of period	$27.35	$27.36	$26.26	$26.05

Income (loss) from investment operations:
Net investment income (loss)	0.41 (1)	0.48 (1)	0.68 (1)	0.25	(1)
Net realized and unrealized gain (loss) (2)	0.85	0.50	1.29	0.14

Total from investment operations	1.26	0.98	1.97	0.39

Net equalization credits and charges (1)	0.00 (3)	0.02	0.07	—

Other Capital (1)	0.02	0.06	0.10	—

Distributions to shareholders from:
Net investment income	(0.43)	(0.51)	(0.73)	(0.18)
Net realized gains	(0.52)	(0.56)	(0.31)	—

Total distributions	(0.95)	(1.07)	(1.04)	(0.18)

Net asset value, end of period	$27.68	$27.35	$27.36	$26.26

Total return (4)	4.82%	3.88%	8.31%	1.51%
Net assets, end of period (in 000’s)	$38,746	$35,556	$27,362	$5,252
Ratio of expenses to average net assets	0.20%	0.21%	0.21%	0.20	%(5)
Ratio of expenses to average net assets before waivers	N/A	N/A	N/A	N/A
Ratio of net investment income (loss) to average net assets	1.47%	1.77%	2.55%	2.14	%(5)
Portfolio turnover rate (6)	1,489%	1,107%	897%	619%

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)	Annualized.
(6)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

154	Precise in a world that isn’t.SM

FINANCIAL HIGHLIGHTS — (Continued)

Selected data for a share outstanding throughout each period

SPDR Barclays Aggregate Bond ETF					SPDR Nuveen Barclays Municipal Bond ETF
Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/09	Year Ended 6/30/08	Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/09	Year Ended 6/30/08
$56.40	$56.67	$54.47	$53.13	$52.09	$22.75	$22.94	$21.95	$21.73	$22.16

1.26 (1)	1.55 (1)	1.85 (1)	2.13 (1)	2.44	0.74 (1)	0.79 (1)	0.85 (1)	0.86 (1)	0.64
2.68	0.58	3.13	1.41	0.91	1.48	(0.05)	0.97	0.18	(0.53)

3.94	2.13	4.98	3.54	3.35	2.22	0.74	1.82	1.04	0.11

0.04	0.01	0.01	0.03	0.31	0.01	0.00 (3)	0.02	0.03	0.05

0.05	0.00 (3)	—	0.01	—	0.00 (3)	—	—	0.00 (3)	0.00	(3)

(1.35)	(1.59)	(1.86)	(2.18)	(2.62)	(0.75)	(0.79)	(0.85)	(0.85)	(0.59)
(0.51)	(0.82)	(0.93)	(0.06)	—	(0.07)	(0.14)	—	—	—

(1.86)	(2.41)	(2.79)	(2.24)	(2.62)	(0.82)	(0.93)	(0.85)	(0.85)	(0.59)

$58.57	$56.40	$56.67	$54.47	$53.13	$24.16	$22.75	$22.94	$21.95	$21.73

7.29%	3.83%	9.36%	6.90%	7.13%	9.95%	3.33%	8.50%	5.07%	0.73%
$597,435	$259,438	$221,027	$196,090	$116,880	$1,135,596	$873,455	$952,260	$583,859	$256,404
0.13%	0.15%	0.13%	0.13%	0.13%	0.23%	0.22%	0.20%	0.20%	0.20	%(5)
0.19%	0.20%	0.19%	0.19%	0.19%	0.30%	0.30%	0.30%	0.30%	0.30	%(5)
2.17%	2.74%	3.33%	3.98%	4.13%	3.14%	3.46%	3.75%	3.96%	3.79	%(5)
428%	310%	376%	475%	151%	17%	16%	9%	3%	0%

Precise in a world that isn’t.SM	155

FINANCIAL HIGHLIGHTS — (Continued)

Selected data for a share outstanding throughout each period

	SPDR Nuveen Barclays California Municipal Bond ETF
	Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/09	For the Period 10/10/07*- 6/30/08
Net asset value, beginning of period	$22.19	$22.53	$21.25	$21.74	$22.18

Income (loss) from investment operations:
Net investment income (loss)	0.87 (1)	0.87 (1)	0.96 (1)	0.92 (1)	0.62
Net realized and unrealized gain (loss) (2)	2.16	(0.19)	1.27	(0.52)	(0.52)

Total from investment operations	3.03	0.68	2.23	0.40	0.10

Net equalization credits and charges (1)	0.00 (3)	0.01	0.01	0.02	0.02

Other Capital (1)	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	0.00	(3)

Distributions to shareholders from:
Net investment income	(0.86)	(0.86)	(0.96)	(0.91)	(0.56)
Net realized gains	(0.02)	(0.17)	—	—	—

Total distributions	(0.88)	(1.03)	(0.96)	(0.91)	(0.56)

Net asset value, end of period	$24.34	$22.19	$22.53	$21.25	$21.74

Total return (4)	13.91%	3.23%	10.67%	2.02%	0.54%
Net assets, end of period (in 000’s)	$85,193	$73,226	$65,333	$40,376	$17,392
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20	%(5)
Ratio of net investment income (loss) to average net assets	3.68%	3.92%	4.32%	4.33%	4.04	%(5)
Portfolio turnover rate (6)	14%	29%	12%	24%	17%

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)	Annualized.
(6)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

156	Precise in a world that isn’t.SM

FINANCIAL HIGHLIGHTS — (Continued)
Selected data for a share outstanding throughout each period

SPDR Nuveen Barclays New York Municipal Bond ETF						SPDR Nuveen Barclays Short Term Municipal Bond ETF
Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/09	For the Period 10/11/07*- 6/30/08		Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/09	For the Period 10/10/07*- 6/30/08
$22.34	$22.66	$21.49	$21.64	$21.96		$24.20	$24.08	$23.67	$22.82	$22.53

0.77 (1)	0.76 (1)	0.88 (1)	0.87 (1)	0.63		0.33 (1)	0.36 (1)	0.42 (1)	0.55 (1)	0.45
1.46	(0.20)	1.16	(0.16)	(0.39)		0.23	0.19	0.41	0.83	0.19

2.23	0.56	2.04	0.71	0.24		0.56	0.55	0.83	1.38	0.64

0.00 (3)	0.00 (3)	0.01	0.01	—		0.00 (3)	0.00 (3)	0.01	0.03	0.06

—	0.00 (3)	0.00 (3)	0.00 (3)	—		0.00 (3)	0.00 (3)	0.01	0.01	0.01

(0.77)	(0.76)	(0.88)	(0.87)	(0.56)		(0.33)	(0.36)	(0.44)	(0.57)	(0.42)
—	(0.12)	—	—	—		(0.04)	(0.07)	—	—	—

(0.77)	(0.88)	(0.88)	(0.87)	(0.56)		(0.37)	(0.43)	(0.44)	(0.57)	(0.42)

$23.80	$22.34	$22.66	$21.49	$21.64		$24.39	$24.20	$24.08	$23.67	$22.82

10.10%	2.55%	9.66%	3.49%	1.08%		2.36%	2.33%	3.60%	6.29%	3.16%
$28,557	$24,575	$24,926	$15,046	$12,986		$1,539,304	$1,299,603	$1,252,378	$501,788	$123,225
0.20%	0.20%	0.20%	0.20%	0.20	%(5)	0.20%	0.20%	0.20%	0.20%	0.20	%(5)
3.30%	3.40%	3.92%	4.11%	4.02	%(5)	1.34%	1.49%	1.77%	2.35%	2.66	%(5)
24%	37%	9%	33%	32%		23%	25%	14%	4%	2%

Precise in a world that isn’t.SM	157

FINANCIAL HIGHLIGHTS — (Continued)

Selected data for a share outstanding throughout each period

	SPDR Nuveen S&P VRDO Municipal Bond ETF				SPDR Nuveen S&P High Yield Municipal Bond ETF
	Year Ended 6/30/12	Year Ended 6/30/11	For the Period 9/23/09*- 6/30/10		Year Ended 6/30/12	For the Period 4/13/11*- 6/30/11
Net asset value, beginning of period	$30.03	$30.03	$30.00		$52.25	$50.00

Income (loss) from investment operations:
Net investment income (loss)	0.17 (1)	0.24 (1)	0.06	(1)	3.12 (1)	0.64	(1)
Net realized and unrealized gain (loss) (2)	—	—	—		3.70	1.96

Total from investment operations	0.17	0.24	0.06		6.82	2.60

Net equalization credits and charges (1)	0.00 (3)	0.00 (3)	0.00	(3)	0.10	—

Other Capital (1)	0.00 (3)	—	0.01		0.01	—

Distributions to shareholders from:
Net investment income	(0.18)	(0.24)	(0.04)		(3.01)	(0.35)
Net realized gains	—	—	—		(0.12)	—
Return of capital	N/A	N/A	N/A		N/A	N/A

Total distributions	(0.18)	(0.24)	(0.04)		(3.13)	(0.35)

Net asset value, end of period	$30.02	$30.03	$30.03		$56.05	$52.25

Total return (4)	0.55%	0.81%	0.23%		13.71%	5.21%
Net assets, end of period (in 000’s)	$15,008	$9,010	$15,013		$95,283	$47,025
Ratio of expenses to average net assets	0.21%	0.21%	0.21	%(5)	0.45%	0.45	%(5)
Ratio of expenses to average net assets before waivers	N/A	N/A	N/A		0.50%	0.50	%(5)
Ratio of net investment income (loss) to average net assets	0.50%	0.80%	0.26	%(5)	5.78%	5.86%
Portfolio turnover rate (6)	92%	77%	173%		24%	33%

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)	Annualized.
(6)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

158	Precise in a world that isn’t.SM

FINANCIAL HIGHLIGHTS — (Continued)

Selected data for a share outstanding throughout each period

SPDR Nuveen Barclays Build America Bond ETF				SPDR DB International Government Inflation-Protected Bond ETF
Year Ended 6/30/12	Year Ended 6/30/11	For the Period 5/12/10*- 6/30/10		Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/09	For the Period 3/13/08*- 6/30/08
$50.97	$50.73	$50.00		$61.86	$52.18	$51.90	$60.71	$61.85

2.65 (1)	2.74 (1)	0.34	(1)	2.56 (1)	3.19 (1)	2.52 (1)	2.08 (1)	0.73
8.92	0.16	0.49		(3.10)	7.90	(1.96)	(9.07)	(1.35)

11.57	2.90	0.83		(0.54)	11.09	0.56	(6.99)	(0.62)

0.18	0.06	—		—	—	0.35	0.03	0.10

0.04	0.02	—		0.05	0.09	0.17	0.07	0.05

(2.71)	(2.73)	(0.10)		(2.13)	(1.50)	(0.80)	(0.04)	(0.67)
—	(0.01)	—		—	—	—	—	—
N/A	N/A	N/A		—	—	—	(1.88)	—

(2.71)	(2.74)	(0.10)		(2.13)	(1.50)	(0.80)	(1.92)	(0.67)

$60.05	$50.97	$50.73		$59.24	$61.86	$52.18	$51.90	$60.71

23.52%	6.22%	1.67%		(0.69)%	21.61%	2.03%	(11.34)%	(0.73)%
$102,078	$30,583	$10,147		$1,273,764	$1,360,851	$850,501	$394,482	$206,414
0.35%	0.35%	0.36	%(5)	0.50%	0.52%	0.50%	0.50%	0.50	%(5)
N/A	N/A	N/A		N/A	N/A	N/A	N/A	N/A
4.57%	5.54%	5.10	%(5)	4.32%	5.43%	4.60%	4.20%	6.89	%(5)
112%	58%	16%		40%	23%	40%	50%	2%

Precise in a world that isn’t.SM	159

FINANCIAL HIGHLIGHTS — (Continued)

Selected data for a share outstanding throughout each period

	SPDR Barclays Short Term International Treasury Bond ETF
	Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/10		For the Period 1/15/09*- 6/30/09
Net asset value, beginning of period	$39.24	$33.73	$35.05		$33.05

Income (loss) from investment operations:
Net investment income (loss)	0.54 (1)	0.51 (1)	0.46	(1)	0.21	(1)
Net realized and unrealized gain (loss) (2)	(2.73)	4.97	(1.41)		1.83

Total from investment operations	(2.19)	5.48	(0.95)		2.04

Net equalization credits and charges (1)	—	—	0.07		(0.06)

Other Capital (1)	0.01	0.03	0.10		0.07

Distributions to shareholders from:
Net investment income	(1.26)	—	(0.54)		(0.05)
Net realized gains	N/A	N/A	N/A		N/A
Return of capital	—	—	(0.00	)(3)	—

Total distributions	(1.26)	—	(0.54)		(0.05)

Net asset value, end of period	$35.80	$39.24	$33.73		$35.05

Total return (4)	(5.59)%	16.34%	(2.32)%		6.22%
Net assets, end of period (in 000’s)	$225,523	$251,107	$134,928		$10,514
Ratio of expenses to average net assets	0.35%	0.36%	0.35%		0.36	%(5)
Ratio of net investment income (loss) to average net assets	1.47%	1.37%	1.30%		1.39	%(5)
Portfolio turnover rate (6)	116%	85%	95%		39%

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)	Annualized.
(6)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

160	Precise in a world that isn’t.SM

FINANCIAL HIGHLIGHTS — (Continued)

Selected data for a share outstanding throughout each period

SPDR Barclays International Treasury Bond ETF						SPDR Barclays International Corporate Bond ETF				SPDR Barclays Emerging Markets Local Bond ETF
Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/09	For the Period 10/2/07*- 6/30/08		Year Ended 6/30/12	Year Ended 6/30/11	For the Period 5/19/10*- 6/30/10		Year Ended 6/30/12	For the Period 2/23/11*- 6/30/11
$61.84	$53.78	$54.19	$55.14	$51.55		$34.81	$29.97	$30.00		$31.74	$30.00

1.39 (1)	1.42 (1)	1.48 (1)	1.51 (1)	0.97		0.97 (1)	0.93 (1)	0.07	(1)	1.57 (1)	0.55	(1)
(1.79)	7.09	(1.48)	(1.32)	3.49		(2.85)	4.44	(0.14)		(2.55)	1.06

(0.40)	8.51	—	0.19	4.46		(1.88)	5.37	(0.07)		(0.98)	1.61

—	—	(0.08)	(0.01)	0.11		—	—	—		—	—

0.03	0.04	0.10	0.02	0.03		0.08	0.26	0.04		0.57	0.41

(2.33)	(0.49)	(0.43)	(1.15)	(1.01)		(0.67)	(0.78)	—		(0.54)	(0.28)
N/A	N/A	N/A	N/A	N/A		—	(0.01)	—		—	—
—	—	—	—	—		—	—	—		—	—

(2.33)	(0.49)	(0.43)	(1.15)	(1.01)		(0.67)	(0.79)	—		(0.54)	(0.28)

$59.14	$61.84	$53.78	$54.19	$55.14		$32.34	$34.81	$29.97		$30.79	$31.74

(0.58)%	15.95%	(0.01)%	0.50%	8.95%		(5.17)%	19.01%	(0.10)%		(1.30)%	6.70%
$1,862,925	$1,583,074	$1,037,923	$1,089,231	$760,990		$71,144	$52,208	$5,993		$197,030	$28,564
0.50%	0.52%	0.50%	0.50%	0.50	%(5)	0.55%	0.55%	0.55	%(5)	0.50%	0.50	%(5)
2.32%	2.41%	2.62%	2.91%	3.03	%(5)	2.95%	2.77%	2.16	%(5)	5.13%	5.01	%(5)
38%	63%	80%	43%	54%		42%	21%	2%		18%	5%

Precise in a world that isn’t.SM	161

FINANCIAL HIGHLIGHTS — (Continued)

Selected data for a share outstanding throughout each period

	SPDR Barclays High Yield Bond ETF
	Year Ended 6/30/12	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/09		For the Period 11/28/07*- 6/30/08
Net asset value, beginning of period	$39.88	$37.99	$34.30	$43.82		$47.29

Income (loss) from investment operations:
Net investment income (loss)	2.85 (1)	3.25 (1)	4.16 (1)	4.75	(1)	2.19
Net realized and unrealized gain (loss) (2)	(0.53)	2.53	3.70	(10.11)		(4.04)

Total from investment operations	2.32	5.78	7.86	(5.36)		(1.85)

Net equalization credits and charges (1)	0.06	0.05	0.14	0.39		0.39

Other Capital (1)	0.03	0.01	0.00 (3)	0.00	(3)	0.01

Distributions to shareholders from:
Net investment income	(2.87)	(3.34)	(4.31)	(4.55)		(2.02)
Net realized gains	(0.26)	(0.61)	—	—		—

Total distributions	(3.13)	(3.95)	(4.31)	(4.55)		(2.02)

Net asset value, end of period	$39.16	$39.88	$37.99	$34.30		$43.82

Total return (4)	6.50%	15.87%	24.22%	(10.13	)%(5)	(3.10)%
Net assets, end of period (in 000’s)	$10,780,535	$6,915,538	$4,301,252	$1,900,709		$394,346
Ratio of expenses to average net assets	0.40%	0.41%	0.40%	0.40%		0.40	%(6)
Ratio of expenses to average net assets before waivers	N/A	N/A	N/A	N/A		N/A
Ratio of net investment income (loss) to average net assets	7.38%	8.13%	10.96%	14.81%		9.43	%(6)
Portfolio turnover rate (7)	38%	40%	53%	30%		19%

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)	If the Adviser had not made a voluntary contribution during the Year Ended 6/30/09 to the SPDR Barclays High Yield Bond ETF, the total return would have been (10.44)%.
(6)	Annualized.
(7)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

162	Precise in a world that isn’t.SM

FINANCIAL HIGHLIGHTS — (Continued)

Selected data for a share outstanding throughout each period

SPDR Barclays Short Term High Yield Bond ETF		SPDR Barclays Investment Grade Floating Rate ETF		SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF		SPDR BofA Merrill Lynch Crossover Corporate Bond ETF
For the Period 3/14/12*- 6/30/12		For the Period 11/30/11*- 6/30/12		For the Period 6/18/12*- 6/30/12		For the Period 6/18/12*- 6/30/12
$30.00		$30.00		$30.00		$25.00

0.56	(1)	0.30	(1)	0.06	(1)	0.05	(1)
(0.60)		0.28		(0.20)		0.19

(0.04)		0.58		(0.14)		0.24

0.09		0.01		—		—

0.08		—		0.22		—

(0.36)		(0.26)		—		—
—		—		—		—

(0.36)		(0.26)		—		—

$29.77		$30.33		$30.08		$25.24

0.44%		1.95%		0.27%		0.95%
$133,966		$9,098		$15,041		$10,095
0.40	%(6)	0.15	%(6)	0.50	%(6)	0.30	%(6)
N/A		N/A		N/A		0.40	%(6)
6.40	%(6)	1.68	%(6)	3.38	%(6)	3.64	%(6)
16%		5%		6%		1%

Precise in a world that isn’t.SM	163

WHERE TO LEARN MORE ABOUT THE FUNDS

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds’ Shares. A SAI and the annual and semi-annual reports to shareholders, each of which has been or will be filed with the SEC, provide more information about the Funds. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the Fund’s last fiscal year, as applicable. The SAI and the financial statements included in the Trust’s annual report to shareholders are incorporated herein by reference (i.e., they are legally part of this Prospectus). These materials may be obtained without charge, upon request, by writing to the Distributor, State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, by visiting the Funds’ website at http://www.spdrs.com or by calling the following number:

INVESTOR INFORMATION: 1-866-787-2257

The Registration Statement, including this Prospectus, the SAI, and the exhibits as well as any shareholder reports may be reviewed and copied at the SEC’s Public Reference Room (100 F Street NE, Washington D.C. 20549) or on the EDGAR Database on the SEC’s website (http://www.sec.gov). Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090. You may get copies of this and other information after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

Shareholder inquiries may be directed to the Funds in writing to State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111 or by calling the Investor Information number listed above.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer of each Fund’s Shares, and, if given or made, the information or representations must not be relied upon as having been authorized by the Trust or the Funds. Neither the delivery of this Prospectus nor any sale of Shares shall under any circumstance imply that the information contained herein is correct as of any date after the date of this Prospectus.

Dealers effecting transactions in the Funds’ Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

SPDRSERTRFI	The Trust’s Investment Company Act Number is 811-08839.

SPDR® SERIES TRUST (THE “TRUST”)

STATEMENT OF ADDITIONAL INFORMATION

Dated October 31, 2012

This Statement of Additional Information (“SAI”) is not a prospectus. With respect to each of the Trust’s series listed below, this SAI should be read in conjunction with the prospectuses dated October 31, 2012, as may be revised from time to time. Each of the foregoing prospectuses may be referred to herein as a “Prospectus.”

EQUITY ETFs	TICKER	FIXED INCOME ETFs	TICKER
SPDR DOW JONES TOTAL MARKET ETF	TMW	SPDR BARCLAYS 1-3 MONTH T-BILL ETF	BIL
SPDR DOW JONES LARGE CAP ETF	ELR	SPDR BARCLAYS TIPS ETF	IPE
SPDR S&P® 500 GROWTH ETF	SPYG	SPDR BARCLAYS SHORT TERM TREASURY ETF	SST
SPDR S&P 500 VALUE ETF	SPYV	SPDR BARCLAYS INTERMEDIATE TERM TREASURY ETF	ITE
SPDR DOW JONES MID CAP ETF	EMM	SPDR BARCLAYS LONG TERM TREASURY ETF	TLO
SPDR S&P 400 MID CAP GROWTH ETF	MDYG	SPDR BARCLAYS SHORT TERM CORPORATE BOND ETF	SCPB
SPDR S&P 400 MID CAP VALUE ETF	MDYV	SPDR BARCLAYS INTERMEDIATE TERM CORPORATE BOND ETF	ITR
SPDR S&P 600 SMALL CAP ETF	SLY
SPDR S&P 600 SMALL CAP GROWTH ETF	SLYG	SPDR BARCLAYS LONG TERM CORPORATE BOND ETF	LWC
SPDR S&P 600 SMALL CAP VALUE ETF	SLYV	SPDR BARCLAYS ISSUER SCORED CORPORATE BOND ETF	CBND
SPDR GLOBAL DOW ETF	DGT	SPDR BARCLAYS CONVERTIBLE SECURITIES ETF	CWB
SPDR DOW JONES REIT ETF	RWR	SPDR BARCLAYS MORTGAGE BACKED BOND ETF	MBG
SPDR S&P BANK ETF	KBE	SPDR BARCLAYS AGGREGATE BOND ETF	LAG
SPDR S&P CAPITAL MARKETS ETF	KCE	SPDR NUVEEN BARCLAYS MUNICIPAL BOND ETF	TFI
SPDR S&P INSURANCE ETF	KIE	SPDR NUVEEN BARCLAYS CALIFORNIA MUNICIPAL BOND ETF	CXA
SPDR S&P MORTGAGE FINANCE ETF	KME	SPDR NUVEEN BARCLAYS NEW YORK MUNICIPAL BOND ETF	INY
SPDR S&P REGIONAL BANKING ETF	KRE	SPDR NUVEEN BARCLAYS SHORT TERM MUNICIPAL BOND ETF	SHM
SPDR MORGAN STANLEY TECHNOLOGY ETF	MTK
SPDR S&P DIVIDEND ETF	SDY	SPDR NUVEEN S&P VRDO MUNICIPAL BOND ETF	VRD
SPDR S&P AEROSPACE & DEFENSE ETF	XAR	SPDR NUVEEN S&P HIGH YIELD MUNICIPAL BOND ETF	HYMB
SPDR S&P BIOTECH ETF	XBI	SPDR NUVEEN BARCLAYS BUILD AMERICA BOND ETF	BABS
SPDR S&P BUILDING & CONSTRUCTION ETF		SPDR DB INTERNATIONAL GOVERNMENT INFLATION-PROTECTED BOND ETF	WIP
SPDR S&P COMPUTER HARDWARE ETF	XHW
SPDR S&P FOOD & BEVERAGE ETF		SPDR BARCLAYS SHORT TERM INTERNATIONAL TREASURY BOND ETF	BWZ
SPDR S&P HEALTH CARE EQUIPMENT ETF	XHE
SPDR S&P HEALTH CARE SERVICES ETF	XHS	SPDR BARCLAYS INTERNATIONAL TREASURY BOND ETF	BWX
SPDR S&P HOMEBUILDERS ETF	XHB	SPDR BARCLAYS INTERNATIONAL CORPORATE BOND ETF	IBND
SPDR S&P LEISURETIME ETF		SPDR BARCLAYS EMERGING MARKETS LOCAL BOND ETF	EBND
SPDR S&P METALS & MINING ETF	XME	SPDR BARCLAYS HIGH YIELD BOND ETF	JNK
SPDR S&P OIL & GAS EQUIPMENT & SERVICES ETF	XES	SPDR BARCLAYS SHORT TERM HIGH YIELD BOND ETF	SJNK
SPDR S&P OIL & GAS EXPLORATION & PRODUCTION ETF	XOP	SPDR BARCLAYS INVESTMENT GRADE FLOATING RATE ETF	FLRN
		SPDR BOFA MERRILL LYNCH EMERGING MARKETS CORPORATE BOND ETF	EMCD
SPDR S&P OUTSOURCING & IT CONSULTING ETF
SPDR S&P PHARMACEUTICALS ETF	XPH	SPDR BOFA MERRILL LYNCH CROSSOVER CORPORATE BOND ETF	XOVR
SPDR S&P RETAIL ETF	XRT
SPDR S&P SEMICONDUCTOR ETF	XSD
SPDR S&P SOFTWARE & SERVICES ETF	XSW
SPDR S&P TELECOM ETF	XTL
SPDR S&P TRANSPORTATION ETF	XTN
SPDR S&P 1500 VALUE TILT ETF	VLU
SPDR S&P 1500 MOMENTUM TILT ETF	MMTM
SPDR S&P 1500 VOLATILITY TILT ETF
SPDR WELLS FARGO® PREFERRED STOCK ETF	PSK

Principal U.S. Listing Exchange for each ETF: NYSE Arca, Inc.

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. Copies of the Prospectus and the Trust’s Annual Reports to Shareholders dated June 30, 2012 may be obtained without charge by writing to State Street Global Markets, LLC, the Trust’s principal underwriter (referred to herein as “Distributor” or “Principal Underwriter”), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, by visiting the Trust’s website at www.spdrs.com or by calling 1-866-787-2257. The Report of Independent Registered Public Accounting Firm, financial highlights and financial statements of the Funds included in the Trust’s Annual Reports to Shareholders for the fiscal year ended June 30, 2012 are incorporated by reference into this Statement of Additional Information. Funds not included in the Trust’s Annual Reports to Shareholders for the fiscal year ending June 30, 2012 had not commenced operations as of June 30, 2012, and therefore did not have any financial information to report for the Trust’s June 30, 2012 fiscal year end.

SPDRSERIESSAI	1

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GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), consisting of multiple investment series (each a “Fund” and collectively the “Funds”). The Trust was organized as a Massachusetts business trust on June 12, 1998. The offering of each Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of each Fund is to provide investment results that, before fees and expenses, correspond generally to the total return (or in the case of the Fixed Income ETFs, the price and yield performance) of a specified market index (each an “Index” and together the “Indexes”). SSgA Funds Management, Inc. serves as the investment adviser for each Fund (the “Adviser”) and certain funds are sub-advised by a sub-adviser as further described herein (each, a “Sub-Adviser”). To the extent that a reference in this SAI refers to the “Adviser”, such reference should be read to refer to the Sub-Adviser where the context requires.

Each Fund offers and issues Shares at their net asset value (sometimes referred to herein as “NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Each Fund generally offers and issues Shares either in exchange for (i) a basket of securities included in its Index (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”) or (ii) a cash payment equal in value to the Deposit Securities (“Deposit Cash”) together with the Cash Component. The primary consideration accepted by a Fund (i.e., Deposit Securities or Deposit Cash) is set forth under “Purchase and Redemption of Creation Units” later in this SAI. The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security and reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash (subject to applicable legal requirements). The Shares have been approved for listing and secondary trading on a national securities exchange (the “Exchange”). The Shares will trade on the Exchange at market prices. These prices may differ from the Shares’ net asset values. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange either for (i) portfolio securities and a specified cash payment or (ii) cash (subject to applicable legal requirements). A Creation Unit of each Equity ETF consists of 50,000 Shares and a Creation Unit of each Fixed Income ETF consists of 100,000 Shares.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). See “Purchase and Redemption of Creation Units.” The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities. In addition to the fixed creation or redemption transaction fee, an additional transaction fee of up to three times the fixed creation or redemption transaction fee and/or an additional variable charge may apply.

The SPDR Barclays TIPS ETF may sometimes be referred to herein as the “TIPS ETF.” The SPDR Barclays 1-3 Month T-Bill ETF, SPDR Barclays Short Term Treasury ETF, SPDR Barclays Intermediate Term Treasury ETF and SPDR Barclays Long Term Treasury ETF may sometimes be collectively referred to herein as the “Treasury ETFs.” The SPDR Barclays Aggregate Bond ETF may sometimes be referred to herein as the “Aggregate Bond ETF.” The SPDR Nuveen Barclays Municipal Bond ETF, SPDR Nuveen Barclays California Municipal Bond ETF, SPDR Nuveen Barclays New York Municipal Bond ETF, SPDR Nuveen Barclays Short Term Municipal Bond ETF, SPDR Nuveen S&P VRDO Municipal Bond ETF, SPDR Nuveen S&P High Yield Municipal Bond ETF and SPDR Nuveen Barclays Build America Bond ETF may sometimes be referred to herein as the “Municipal Bond ETFs.” The SPDR Barclays International Treasury Bond ETF and the SPDR Barclays Short Term International Treasury Bond ETF may sometimes be referred to herein as the “International Treasury Bond ETFs.” The SPDR Barclays Convertible Securities ETF may sometimes be referred to herein as the “Convertible Securities ETF.” The SPDR Barclays Mortgage Backed Bond ETF may sometimes be referred to herein as the “Mortgage Backed Bond ETF.” The SPDR Barclays High Yield Bond ETF and SPDR Barclays Short Term High Yield Bond ETF may sometimes be referred to herein as the “High Yield Bond ETFs.” The SPDR Wells Fargo Preferred Stock ETF may sometimes be referred to herein as the “Preferred Stock ETF.” The SPDR Barclays International Corporate Bond ETF may sometimes be referred to herein as the “International Corporate Bond ETF.” The SPDR Barclays Short Term Corporate Bond ETF, SPDR Barclays Intermediate Term Corporate Bond ETF, SPDR Barclays Long Term Corporate Bond ETF, SPDR Barclays Issuer Scored Corporate Bond ETF, SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF and SPDR BofA Merrill Lynch Crossover Corporate Bond ETF may sometimes be referred to herein as the “Corporate Bond ETFs.”

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ADDITIONAL INDEX INFORMATION

Additional Information with respect to the Dow Jones U.S. Total Stock Market Index

The Dow Jones U.S. Total Stock Market Index (the “Composite Index”) sets certain criteria an issuer must meet before a security can be included in the Composite Index. To be included in the Composite Index, an issue must be all of the following:

•	An equity issue: a common stock or REIT;

•	A security that has its primary market listing in the United States; and

•	A U.S. company.

The “U.S. Company” definition is based on several factors, primarily the country of the company’s headquarters and primary market listing, which typically also match its country of incorporation. In cases where headquarters and primary market listing do not match, such as where there is no readily accessible home-equity market or where a company is domiciled in one country solely for tax or regulatory purposes, the companies will be analyzed on a case-by-case basis.

The Composite Index does not include bulletin board listed stocks.

The Composite Index is weighted by both full market capitalization and float-adjusted market capitalization.

The aggregate value of the Composite Index is based on the following criteria:

•	Market capitalization;

•	Trading volume;

•	Institutional holdings; and

•	If applicable, any conversion rules for companies with multiple share classes.

The capitalization float adjustment of the Composite Index is based on the following rules.

•	Shares outstanding for multiple classes of stock of one company are combined into the primary class’s shares outstanding to reflect the company’s total market capitalization.

•	Float adjustments are based on block ownership of each class of stock, and then are combined to determine total float for a company’s combined shares.

•	Float-adjustment factors will be implemented only if the blocked shares are greater than 5% of the company’s total shares outstanding.

Periodic adjustment and ongoing maintenance and review of the Composite Index are based on the following rules.

•

Stock additions and deletions are made after the close of trading on the third Friday of each month. The additions include all new non-component companies that met inclusion standards as of the close of trading on the second Friday of that month, whether from initial public offerings or new exchange listing.

•

An issue that becomes a pink sheet or otherwise stops trading for ten consecutive days will be removed from the Composite Index at the next monthly review. It will be removed at its latest quoted value, or at $0.01 if no recent quoted value is available. Until the monthly review, the issue will remain in the Composite Index at its last exchange-traded price.

•	Additions and deletions are pre-announced by the second day prior to the implementation date.

•	An issue that fails index inclusion guidelines is removed from the Composite Index as soon as prudently possible.

•

Periodic shares updates are made quarterly after the close of trading on the third Friday of March, June, September and December. The changes become effective at the opening of trading on the next business day.

•

If the cumulative impact of corporate actions during the period between quarterly shares updates changes a company’s float-adjusted shares outstanding by 10% or more, the company’s shares and float factor will be updated as soon as prudently possible. Share and float changes based on corporate actions will be implemented using standard Dow Jones Indexes procedures.

Additional Information with respect to the S&P High Yield Dividend Aristocrats Index

The S&P High Yield Dividend Aristocrats Index (“Dividend Index”) is weighted by indicated annual dividend yield. To prevent the index from being concentrated in only a few names, the methodology incorporates limits so that no individual stock represents more than 4% of the index weight. The stock must also have a minimum float market capitalization of $2 billion and have a 3-month average daily value traded above $5 million.

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Index Construction

To qualify for inclusion, a company must first be considered a “Dividend Aristocrat” by satisfying the criteria below:

•	Universe. A company must be a constituent of the S&P Composite 1500 Index.

•

Dividends. A company must have increased dividends every year for at least 20 years. Both regular and special dividend payments are considered. A dividend initiation or re-initiation does not count as a dividend increase. Calendar years and ex-dates are used for the dividend analysis, with the data being reviewed every January.

Index Rebalancing

Major rebalancings are made once a year in January, coinciding with annual review of the Dividend Aristocrat qualifying universe. For minor rebalancing, adjustments to the index occur in April, July and October. The rebalancing effective date is after the close of the third Friday of the rebalancing month.

Index Maintenance

Dividend Index constituents may be deleted from the index for the following reasons:

•	During the January rebalancing, if the company’s calendar year dividends did not increase from the previous calendar year.

•	During the January rebalancing, if the company no longer has a float-adjusted market capitalization of at least $1.5 billion as of the rebalancing reference date.

•	During the January rebalancing, if the company no longer has an average daily value traded of at least $4 million for the three-months prior to the rebalancing reference date.

•	Between rebalancings, if the stock is removed from the S&P Composite 1500.

The Dividend Index is maintained by the Standard & Poor’s U.S. Index Committee.

Additional Information with respect to the S&P Total Market Index

The S&P® Total Market Index (“S&P® TMI”) includes all eligible U.S. common equities listed on the NYSE (including NYSE Arca), NYSE Amex, the NASDAQ Global Select Market, the NASDAQ Global Market and the NASDAQ Capital Market exchanges. Stocks not eligible for inclusion in the Index include limited partnerships, pink sheets, OTC bulletin board issues, royalty trusts, ADRs, American Depositary Shares (“ADSs”), non-Real Estate Investment Trust closed-end funds (ETFs, country funds, etc.), master limited partnerships, as well as holding companies and similar securities.

Criteria for Additions to S&P® TMI

•

U.S. Companies. Only U.S. companies are eligible for inclusion in the S&P® TMI. The determination of whether a company is a U.S. company is based upon a number of factors, including the registration or incorporation; corporate structure; accounting principles; currency used in financial reporting; location of principal offices, employees, operations and revenues; tax treatment; and location(s) where the stock is traded.

•

Float Adjustment. Share counts reflect only those shares that are available to investors, rather than all of a company’s outstanding shares. Float adjustment excludes shares closely held by control groups, other publicly traded companies, or government agencies.

•	Market Capitalization. There is no limit on the market capitalization of a company for inclusion in the S&P® TMI.

•	Liquidity. Companies must have an investable weight factor of 10% or more and an annual liquidity measure of 10% or more.

•

Corporate Actions. Initial public offerings will be included on the same basis as other companies, providing there is one month of trading data as of the last day of the month prior to rebalancing. Spin-off companies will normally be added on the effective date.

•

Share Changes. Share changes of 5% or more related to public offerings and private placements are implemented weekly. Share increases of 5% or more resulting from mergers in which both the target and acquirer are in the same sub-index are implemented after the close of trading on the effective date of the deal’s close.

•

Securities Considerations. Ineligible companies include limited partnerships, master limited partnerships, OTC bulletin board issues, Pink Sheet-listed issues, closed-end funds, ETFs, royalty trusts, tracking stocks, ADRs, ADSs, and MLP IT. Real Estate Investment Trusts (except for mortgage REITs) and business development companies (BDCs) are eligible for inclusion.

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•	Rebalancing. The S&P® TMI will be reviewed quarterly. Initial public offerings will be included at quarterly index rebalancings.

Criteria for Removal from S&P® TMI

•	Companies will be removed from the S&P® TMI Index if they substantially violate one or more of the criteria for index inclusion.

•	Companies will also be removed from the S&P® TMI Index if they are involved in a merger, acquisition or significant restructuring such that they no longer meet the inclusion criteria.

Additional Information with respect to the Wells FargoSM Hybrid and Preferred Securities Aggregate Index

Index Definition

The Wells FargoSM Hybrid and Preferred Securities Aggregate Index (“Preferred Securities Index”) is designed to track the performance of non-convertible, $25 par preferred securities listed on U.S. exchanges.

Index Inclusion

The Preferred Securities Index is composed of preferred stock and securities that, in Wells Fargo & Company’s (“Wells Fargo”) judgment, are functionally equivalent to preferred stock including, but not limited to, depositary preferred securities, perpetual subordinated debt and certain securities issued by banks and other financial institutions that are eligible for capital treatment with respect to such instruments akin to that received for issuance of straight preferred stock (collectively, the “Preferred Securities”). The Preferred Securities Index includes Preferred Securities that meet the following criteria: (i) are non-convertible; (ii) have a par amount of $25; (iii) are listed on the NYSE or NYSE Arca Exchange; (iv) maintain a minimum par value of $250 million; (v) be U.S. dollar denominated; (vi) are rated investment grade by one (but not necessarily both) of Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P”); (vii) are publicly registered or exempt from registration under the Securities Act of 1933; and (viii) have a minimum monthly trading volume during each of the last six months of at least 250,000 trading units. Issuers may be either U.S. based or foreign.

Preferred Securities do not include auction rate preferred securities, convertible preferred shares, securities subject to sinking fund provisions, shares in closed-end funds, municipal securities, repackaged securities linked to a security, a basket of securities or an index.

Index Calculation

The Preferred Securities Index is owned and maintained by Wells Fargo but will be calculated by the NYSE Arca. The Preferred Securities Index is calculated using a market capitalization weighting methodology, based on a pool of Preferred Securities identified by the Index Review Committee in accordance with the terms of this methodology. Market capitalization weights of the Index constituents are adjusted on Monthly Rebalancing Dates and at any time an Event Driven Rebalancing occurs. Constituent Preferred Securities that satisfy the eligibility criteria are evaluated for inclusion in the Index and weighted by the Index Review Committee based on the following guidelines relating to market capitalization on each Monthly Rebalance Date.

1.	The weight of any issuer or constituent Preferred Security may not account for more than 5% of the value of the Index;

2.	Issuers of Preferred Securities and constituent Preferred Securities that account for more than 5% of the value of the Index are re-weighted to represent 5% of the value of the Index.

3.	The aggregate amount by which issuers and constituent Preferred Securities over 5% is reduced in the weighting process is then redistributed proportionately across the remaining constituent Preferred Securities that represent less than 5% of the Index value. After this redistribution, if any other constituent Preferred Securities exceed 5% of the value of the Index, the constituent Preferred Securities are reduced to 5% of the Index value and the redistribution is repeated.

Rebalancing

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The Preferred Securities Index is rebalanced monthly as of the close of business on the final NYSE Arca trading day of each month (the “Monthly Rebalance Date”). The Index Review Committee will review Index constituents monthly to verify that each constituent Preferred Security complies with the calculation rules. An Event Driven Rebalancing will only occur following an event in which: (i) the par amount of a constituent Preferred Security changes. (ii) a Preferred Security is de-listed, (iii) the issuer of the Preferred Security becomes subject to a bankruptcy or similar proceeding or (iv) a tender offer, merger or other reorganization event occurs with respect to the issuer of the Preferred Security. An Event Driven Rebalancing may result in the removal of an ineligible Preferred Security and re-weighting of the Preferred Securities Index.

Reports

Adjustments to constituent Preferred Securities determined by the Index Review Committee will be provided to the NYSE Arca no later than five business days prior to a Monthly Rebalancing Date and immediately upon any Event Driven Rebalancing. NYSE Arca will make this information publicly available via the Index Daily List on its website (http://www.nyxdata.com/nysedata/default.aspx), via broadcast email, and/or press release. On each business day, NYSE Arca will also make available to the public, on request, the current methodology used to calculate the Index.

Additional Information with respect to the S&P National AMT-Free Municipal VRDO Index

The Index is designed to measure the performance of variable rate demand obligations issued by municipalities, with maturities greater than or equal to one month. To be included in the Index a security must: (i) be issued by a state (including Puerto Rico and U.S. territories) or local government or agency such that interest on the security is exempt from U.S. federal income taxes; (ii) be priced at par; (iii) have a minimum par amount of $10 million; (iv) be included in the Ipreo Holdings LLC (“IPREO”) product offering for VRDOs; (v) be rated A-3, VMIG-3 or F-3 or higher by one of the following statistical ratings agencies: S&P, Moody’s or Fitch Inc. (“Fitch”), respectively; (vi) have a maturity of greater than or equal to one month; (vii) be a constituent of a deal with an original offering amount of at least $100 million, or, for up to a maximum of 25% of constituents, have no minimum deal size criteria but be the highest yielding constituents (that meet all of the other criteria for eligibility) chosen from the eligible VRDO universe at each monthly rebalancing; (viii) have a weekly reset; and (ix) have a credit or liquidity support facility. At any time, an issuer may have a maximum of 10 issues in the Index. If, on a given rebalancing date, there are more than 10 eligible issues for a given issuer, the 10 eligible issues with the largest par amount are chosen.

The Index is a market-value weighted index. The total return is calculated by aggregating the interest return, reflecting the return due to paid and accrued interest, and price return, reflecting the gains or losses due to changes in the end-of-day price and principal repayments. The prices used in the index calculation include the accrued interest for each security. Coupon payments are assumed to be reinvested into the Index. IPREO reports the price and outstanding amounts of each security in the Index. The Index is rebalanced each month, effective after the close of the last business day of the month, based on new issuance, size and maturity. The rebalancing reference date is the close of business on the sixth business day prior to the rebalancing date. Additions, deletions and other changes to the Index arising from the monthly rebalancing are published, after the close of business, three business days prior to the last business day of the month. Any security currently in the Index that fails to meet any one of the eligibility factors, or that will have a term to maturity and/or call date less than or equal to 1 calendar month plus 1 calendar day as of the next rebalancing date, will be removed from the index on that rebalancing date.

Additional Information with respect to the Deutsche Bank Global Government ex-US Inflation-Linked Bond Capped Index

Construction of the Index

The Index is calculated by Deutsche Bank using a modified “market capitalization” methodology. This design seeks to ensure that each constituent country within the Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of the Index.

The Index is weighted based on the total market capitalization represented by the aggregate component securities within the Deutsche Bank Global Government ex-US Inflation-Linked Bond Capped Index, subject to the following asset diversification requirements: (i) the market capitalization-based weighted value of any single constituent country measured on the last day of a calendar month may not exceed 24.99% of the total value of the Index; and (ii) with respect to 50% of the total value of the Index, the market capitalization-based weighted value of the constituent countries must be diversified so that no single constituent country measured on the last day of a calendar month represents more than 4.99% of the total value of the Index.

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The modified constituent country weight calculated above is then applied to the individual securities of each country. Each month, the percentage of each constituent country (or constituent countries) represented in the Index will be reduced and the market capitalization-based weighted value of such constituent country (or constituent countries) will be redistributed across the constituent countries so that they meet the value limits set forth above in accordance with the following methodology:

•

First, each constituent G10 country that exceeds 20% of the total value of the Index and each EM country that exceeds 4.8% of the total value of the index will be reduced to 19% and 4.6% of the total value of the Index respectively. The aggregate amount by which all constituent G10 countries exceed 20% and EM countries exceed 4.8% will be redistributed equally across the remaining constituent G10 countries that represent less than 19% and EM countries that represent less than 4.6% of the total value of the Index. If as a result of this redistribution, another G10 constituent country then exceeds 20% or anther EM country exceeds 4.8%, the redistribution will be repeated as necessary.

•

Second, if components each weighting more than 4.8% in aggregate account for more than or equal to 45%, countries weighted the lowest among this group will be assigned a weight of 4.6%. The excess weight as a result of this reduction will be equally distributed to constituent countries weighting less than 4.6%. Repeat first and second step, if relevant conditions are satisfied.

•

Third, the weight of each constituent country’s component securities will be adjusted to reflect the component securities’ weight in the Index relative to other component securities of the same country by applying the same percentage adjustment as applied to its country.

If necessary, this reallocation process may take place more than once per calendar month to seek to ensure that the Index and the Fund’s portfolio conform to the requirements for qualification of the Fund as a “regulated investment company” for purposes of the Internal Revenue Code (as defined below).

Additional Information with respect to the Barclays 1-3 Year Global Treasury Ex-US Capped Index

Each of the component securities in the Barclays 1-3 Year Global Treasury Ex-US Capped Index (the “Short Term International Treasury Index”) is a component of the Barclays Global Treasury Ex-US Index, screened such that the following countries are included: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Greece, Hungary, Italy, Japan, Mexico, Netherlands, Poland, Singapore, South Africa, South Korea, Spain, Sweden, Taiwan and the United Kingdom (the “Constituent Countries”).

The Short Term International Treasury Index is calculated by the Barclays Index Group using a modified “market capitalization” methodology. This design ensures that each Constituent Country within the Short Term International Treasury Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of the Short Term International Treasury Index. Component Securities in each constituent country are represented in a proportion consistent with its percentage relative to the other component securities in its constituent country. Under certain conditions, however, the par amount of a component security within the Short Term International Treasury Index may be adjusted to conform to Internal Revenue Code requirements.

Construction and Maintenance Standards for the Index

The Short Term International Treasury Index is weighted based on the total market capitalization represented by the aggregate Component Securities within the Barclays Global Treasury ex-US Index, subject to the following asset diversification requirements: (i) the market capitalization-based weighted value of any single Constituent Country measured on the last day of a calendar month may not exceed 24.99% of the total value of the Short Term International Treasury Index; and (ii) with respect to 50% of the total value of the Short Term International Treasury Index, the market capitalization-based weighted value of the Constituent Countries must be diversified so that no single Constituent Country measured on the last day of a calendar month represents more than 4.99% of the total value of the Short Term International Treasury Index. The modified Constituent Country weight calculated above is then applied to the individual securities of each country.

Rebalancing the Short Term International Treasury Index to meet the asset diversification requirements will be the responsibility of the Barclays Index Products Group. Each month, the percentage of each Constituent Country (or Constituent Countries) represented in the Index will be reduced and the market capitalization-based weighted value of such Constituent Country (or Constituent Countries) will be redistributed across the Constituent Countries so that they meet the value limits set forth above in accordance with the following methodology: First, each Constituent Country that exceeds 24% of the total value of the Short Term International Treasury Index will be reduced to 23% of the total value of the Short Term International Treasury Index and the aggregate amount by which all Constituent Countries exceed 24% will be redistributed equally across the remaining Constituent Countries that represent less than 23% of the total value of the Short Term International Treasury Index. If as a result of this redistribution, another Constituent Country

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then exceeds 24%, the redistribution will be repeated as necessary. Second, with respect to the 50% of the value of the Short Term International Treasury Index accounted for by the lowest weighted Constituent Countries, each Constituent Country that exceeds 4.8% of the total value of the Short Term International Treasury Index will be reduced to 4.6% and the aggregate amount by which all Constituent Countries exceed 4.8% will be distributed equally across all remaining Constituent Countries that represent less than 4.6% of the total value of the Short Term International Treasury Index. If as a result of this redistribution another Constituent Country that did not previously exceed 4.8% of the Index value then exceeds 4.8%, the redistribution will be repeated as necessary until at least 50% of the value of the Short Term International Treasury Index is accounted for by Constituent Countries representing no more than 4.8% of the total value of the Short Term International Treasury Index. Third, the weight of each Constituent Country’s Component Securities will be adjusted to reflect the Component Securities’ weight in the Short Term International Treasury Index relative to other Component Securities of the same country by applying the same percentage adjustment as applied to its country.

If necessary, this reallocation process may take place more than once per calendar month to insure that the Short Term International Treasury Index and the Fund portfolio based upon it conform to the requirements for qualification of the Fund as a regulated investment company.

Additional Information with respect to the Barclays Global Treasury Ex-US Capped Index

Each of the component securities in the Barclays Global Treasury ex-US Capped Index (the “Global Treasury Ex-US Index”) is a component of the Barclays Global Treasury Ex-US Index, screened such that the following countries are included: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Greece, Italy, Japan, Mexico, Netherlands, Poland, South Africa, Spain, Sweden, Taiwan and the United Kingdom (the “Constituent Countries”).

The Global Treasury Ex-US Index is calculated by the Barclays Index Group using a modified “market capitalization” methodology. This design ensures that each Constituent Country within the Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of the Global Treasury Ex-US Index. Component Securities in each constituent country are represented in a proportion consistent with its percentage relative to the other component securities in its constituent country. Under certain conditions, however, the par amount of a component security within the Global Treasury Ex-US Index may be adjusted to conform to Internal Revenue Code requirements.

Construction and Maintenance Standards for the Index

The Global Treasury Ex-US Index is weighted based on the total market capitalization represented by the aggregate Component Securities within the Barclays Global Treasury ex-US Index, subject to the following asset diversification requirements: (i) the market capitalization-based weighted value of any single Constituent Country measured on the last day of a calendar month may not exceed 24.99% of the total value of the Global Treasury Index; and (ii) with respect to 50% of the total value of the Global Treasury Ex-US Index, the market capitalization-based weighted value of the Constituent Countries must be diversified so that no single Constituent Country measured on the last day of a calendar month represents more than 4.99% of the total value of the Global Treasury Ex-US Index. The modified Constituent Country weight calculated above is then applied to the individual securities of each country.

Rebalancing the Global Treasury Ex-US Index to meet the asset diversification requirements will be the responsibility of the Barclays Index Group (“BCIG”). Each month, the percentage of each Constituent Country (or Constituent Countries) represented in the Global Treasury Ex-US Index will be reduced and the market capitalization-based weighted value of such Constituent Country (or Constituent Countries) will be redistributed across the Constituent Countries so that they meet the value limits set forth above in accordance with the following methodology: First, each Constituent Country that exceeds 24% of the total value of the Global Treasury Ex-US Index will be reduced to 23% of the total value of the Global Treasury Ex-US Index and the aggregate amount by which all Constituent Countries exceed 24% will be redistributed equally across the remaining Constituent Countries that represent less than 23% of the total value of the Global Treasury Ex-US Index. If as a result of this redistribution, another Constituent Country then exceeds 24%, the redistribution will be repeated as necessary. Second, with respect to the 50% of the value of the Global Treasury Ex-US Index accounted for by the lowest weighted Constituent Countries, each Constituent Country that exceeds 4.8% of the total value of the Global Treasury Ex-US Index will be reduced to 4.6% and the aggregate amount by which all Constituent Countries exceed 4.8% will be distributed equally across all remaining Constituent Countries that represent less than 4.6% of the total value of the Global Treasury Ex-US Index. If as a result of this redistribution another Constituent Country that did not previously exceed 4.8% of the Global Treasury Ex-US Index value then exceeds 4.8%, the redistribution will be repeated as necessary until at least 50% of the value of the Global Treasury Ex-US Index is accounted for by Constituent Countries representing no more than 4.8% of the total value of the Global Treasury Ex-US Index. Third, the weight of each Constituent Country’s Component Securities will be adjusted to reflect the Component Securities’ weight in the Global Treasury Ex-US Index relative to other Component Securities of the same country by applying the same percentage adjustment as applied to its country.

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If necessary, this reallocation process may take place more than once per calendar month to insure that the Global Treasury Ex-US Index and the Fund portfolio based upon it conform to the requirements for qualification of the Fund as a regulated investment company.

Additional Information with respect to the Barclays U.S. Credit Index

Index Definition

The Barclays U.S. Credit Index (the “Credit Index”) covers the U.S. dollar denominated, investment grade, fixed-rate, taxable bond market of SEC-registered securities.

Index Inclusion

The Credit Index includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specific maturity, liquidity and quality requirements. The Credit Index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, and include both U.S. and non-U.S. corporations. The non-corporate sectors are sovereign, supranational, foreign agency and foreign local government.

Inclusion Criteria

•	Amount Outstanding: at least $250 million par amount outstanding.

•	Maturity: at least one year to final maturity, regardless of call features.

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Rating: must be rated investment grade by at least two of the following: Moody’s, S&P or Fitch. If only two of the three agencies rate the security, the lower rating is used to determine eligibility. If only one of the three agencies rates a security, the rating must be investment grade.

•	Coupon: fixed rate, although security can carry a coupon that steps up or changes according to a pre-determined schedule.

•	Currency: U.S. dollar denominated and non-convertible.

•	Market of Issue: SEC-registered, fully taxable, publicly issued.

Pricing

All index-eligible bonds are priced on a daily basis, predominantly by Barclays traders. All corporate bonds are marked by traders at mid month and month end. Up to 1,000 actively traded benchmark corporate securities continue to be priced by traders on a daily basis. Less liquid bonds are model/matrix priced daily using these actively traded benchmark securities to generate issuer pricing curves and populate a spread matrix algorithm that accounts for changes in the yield and swap curves.

Rebalancing

The Credit Index consists of two universes: the Returns Universe and the Statistics Universe. The Returns Universe is based on a static set of securities that are index-eligible at the beginning of each month and held constant until the beginning of the next month. They comprise the fixed universe that is used to calculate official daily and monthly index-returns. The Statistics Universe is the dynamic set of bonds changing daily to reflect the latest composition of the market. It is a projection of what the Credit Index will look like at month-end, when the composition of the Credit Index is next reset. The composition of the Returns Universe is rebalanced monthly, at each month end and represents the set of bonds that returns are calculated on. The Statistics Universe changes daily to reflect issues dropping out of and entering the Credit Index, but is not used for return calculation. On the last business day of the month, the composition of the latest Statistics Universe becomes the Returns Universe for the following month. During the month, indicative changes to securities (maturity, credit rating change, sector reclassification, amount outstanding) are reflected in both the Statistics and Returns Universe of the Credit Index on a daily basis. These changes may cause bonds to enter or fall out of the Statistics Universe of the Credit Index on a daily basis, but will affect the composition of the Returns Universe only at month-end when the Credit Index is rebalanced. Interest and principal payments earned by the Returns Universe are held in the Credit Index without a reinvestment return until month-end when it is removed from the Credit Index. Qualifying securities issued, but not necessarily settled, on or before the month-end rebalancing date qualify for inclusion in the following month’s Returns Universe.

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Additional Information with respect to the Barclays Convertible Composite Index

Index Definition

SPDR Barclays Convertible Securities ETF tracks the price and yield performance of the Barclays U.S. Convertible Bond >500MM Index, which is a sub-index of the Barclays Convertible Composite Index (“Convertible Composite Index”). The Convertible Composite Index and its subsets (together with the Convertible Composite Index, the “Indices”) are designed to provide investors with a comprehensive, unbiased performance tool to assist them in portfolio management and benchmarking goals, and relevant statistics regarding the convertible universe. The Indices are objective, rules-based indices that include all four major classes of convertible securities (i.e., cash pay bonds, zeros/OIDs, preferreds, and mandatories) meeting straightforward and transparent criteria, including liquidity and maturity constraints. This approach ensures a consistent, objective, replicable, and reliable representation of the convertible market. Barclays’ commitment to the index product ensures that the Indices will be evaluated regularly for meaningful enhancements that will improve their operation and usefulness to end users.

Index Inclusion

The entire U.S. convertible universe is tracked under the Convertible Composite Index, initially consisting of approximately 650 securities, which form the core data pool for all the securities that comprise the other indices.

Inclusion Criteria

•	Amount Outstanding: minimum outstanding issue size (or accreted face value for Zeros/OIDs) of $50 million.

•	Seniority of Debt: non-called, non-defaulted securities.

•	Maturity: at least 31 days until maturity.

•	Currency: U.S. dollar denominated.

•	Market of Issue: SEC-registered or Rule 144A registered convertible tranches.

Pricing

Index pricing occurs twice a month on the 15th and the end of each month, and bid side pricing is used to compute all relevant returns and statistics for the convertible universe. Price sources used to derive the convertible index for non-exchange listed OTC securities include: Barclays trader pricing, Barclays’ own proprietary convertible valuation model, and external sources such as industry brokers’ price lists. The 4:00 PM EST closing price is used for all exchange-listed convertible preferreds and mandatories, in the absence of trader pricing.

Index Groups and Sub Indices

The Convertible Composite Index is divided into 113 individual subsets under seven major group categories: security type; profile; outstanding par value; credit quality; high yielding; underlying company market capitalization; and subsector. A description of how each category is divided is as follows:

Security Type: Cash Pays; Zero Coupon/OIDs; Preferreds; Mandatories; Bonds Only (excludes preferreds and mandatories)

Profile: Typical (Conversion Premium 20% to 70%, inclusive); Equity Sensitive (Conversion Premium less than 20%); Busted (Conversion Premium greater than 70%); Distressed (Bid price below 60% of par (or below 60% of accreted value for zeros and OIDs), excluding mandatories)

Outstanding Size: Minimum $250 million outstanding issue size and greater; Minimum $500 million outstanding issue size and greater

Credit Quality (may be further subdivided): Investment Grade; Non-Investment Grade; Non-Rated Securities

High Yielding: All convertibles with the greater of current yield, yield-to-maturity, or yield-to-put equal to at least 7.5%, separated by convertible type

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Underlying Company Market Capitalization: Small Cap (Underlying company market cap less than $3 billion); Mid Cap (Underlying company market cap between $3 billion and $8 billion); Large Cap (Underlying company market cap greater than $8 billion)

Sector (may be further sub-divided): Industrial; Utility; Financial Institutions

Rebalancing

The Convertible Composite Index consists of two universes: the Returns Universe and the Statistics Universe. The Returns Universe is set at the beginning of each month and remains static for the entire month. If a security falls out of the Convertible Composite Index during the month (falls below minimum market value, defaults, is called, etc.), it will still contribute to returns for the existing month, but will be absent from the following month’s returns. All returns are market value weighted by the individual securities making up Convertible Composite Index. Total return for the month will be the sum of price return plus coupon return, both of which are also listed separately. In addition, total returns are also provided on a three-month, six-month, 12-month, year-to-date, and inception-to-date basis. The Statistics Universe is based on a dynamic set of securities that changes semi-monthly according to index criteria and is used to project securities that will compose next month’s Returns Universe. If a security fails to meet the minimum index criteria at midmonth pricing (i.e., market value test, matures, defaults, calls/puts, etc), it will drop out of the Statistics Universe but will still contribute to end of month returns data. Also, securities that meet the minimum index criteria, including new issues, may enter the Statistics Universe during the month, but will not contribute to returns for that month. Therefore, the number of securities comprising the Statistics Universe will often differ from the Returns Universe. Basic statistics tracked by the Convertible Composite Index include: market value, coupon, premium, richness/cheapness, implied volatility, call protection, break even, duration, and OAS. Additional statistics include: premium over investment value, parity over investment value, vega-weighted implied volatility, and duration weighted OAS, among others. All statistics are market value weighted, except for average coupon which is par value weighted.

Additional Information with respect to the Barclays U.S. MBS Index

Index Definition

The Barclays U.S. MBS Index (the “MBS Index”) is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. These aggregates are defined according to the following parameters: (i) agency (Ginnie Mae, Fannie Mae, FHLMC, each as defined below); (ii) program (30-year, 15-year. balloon, GPM); (iii) pass-through coupon (6.0%, 6.5%, etc.); and (iv) origination year. In other words, each aggregate is a proxy for the outstanding pools for a given agency, program, issue year, and coupon. Index maturity and liquidity criteria are then applied to these aggregates to determine which qualify for inclusion in the Index. About 600 of these generic aggregates meet the criteria.

Index Inclusions

Introduced in 1986, the Ginnie Mae, FHLMC, and Fannie Mae indices for 30- and 15-year securities have been backdated to January 1976, May 1977, and November 1982, respectively. Balloon securities were added in 1992. 20-year securities were added in July 2000. Agency hybrid adjustable-rate mortgage (ARM) pass-through securities in which the homeowner pays a fixed interest rate for a fixed period of time (typically 3, 5, 7, or 10 years) and a floating-rate after that period, were added in April 2007. Hybrid ARMs are eligible until 1-year prior to their floating coupon date.

Inclusion Criteria

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Amount Outstanding: pool aggregates must have at least $250 million current outstanding. Pool aggregates are comprised of individual MBS pools mapped on the basis of agency, program, coupon, and origination year based on WALA. Hybrid ARM Subaggregates that are used to price the index have no minimum liquidity, but must be part of an aggregate that is larger than $250 million.

•

Maturity: pool aggregates must have a weighted average life of at least 1-year. Hybrid ARM Pools/Aggregates must have at least 12 months remaining in the security’s fixed-rate term prior to its conversion to a floating rate coupon.

•

Coupon: fixed-rate in half percent increments; Hybrid ARMs in quarter coupon buckets. Hybrid ARM pools are index-eligible only when the pool pays a fixed-rate coupon. Hybrid ARM pools within a subaggregate can range between plus or minus 0.125% from each quarter coupon increment. Fixed-rate quarter coupons were dropped on January 1, 1999.

•	Currency: denominated in USD.

•	Market of Issue: SEC-registered, fully taxable issues.

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Index Exclusions

The MBS Index excludes buydowns, graduated equity mortgages, project loans, non-agency (whole loan) and jumbo securities. Manufactured homes (Ginnie Mae) were originally included but were dropped in January 1992 for liquidity reasons. Graduated payment mortgages (GPMs) were dropped in January 1995 for similar reasons. Non-agency (whole loan) and jumbo securities are excluded. The MBS Index also excludes CMOs. Similar to Treasury STRIPS, the MBS collateral pledged to CMOs is already included in the Index; consequently, including CMOs would result in double counting. Quarterly coupons have been excluded since December 31, 1998.

Pricing

MBS bonds are priced by traders on a daily basis, with generic prices derived from these marks. The fixed-rate aggregates included in the MBS Index are priced daily using a matrix pricing routine based on trader TBA price quotations by agency, program, coupon, and WALA. Hybrid ARM bonds are OAS priced on a weekly, mid-month and month-end basis by traders, with daily subaggregate prices (narrower subsets of the hybrid aggregates used to determine index eligibility) derived from these spread levels and market movements. Bonds in the MBS Index are priced on the bid side. MBS passthroughs (both fixed-rate and Hybrid ARMs) are priced for Public Securities Association (PSA) settlement in the following month and discounted back to same-day settlement at the mortgage repurchase rate. The primary price for each security is analyzed through both statistical routines and scrutiny by the research staff. Significant discrepancies are researched and corrected, as necessary.

Rebalancing

The MBS Index consists of two universes: the Returns Universe and the Statistics Universe. The Returns Universe is based on a static set of securities that are index-eligible at the beginning of each month and held constant until the beginning of the next month. They comprise the fixed universe that is used to calculate official daily and monthly index-returns. The Statistics Universe is the dynamic set of bonds changing daily to reflect the latest composition of the market. It is a projection of what the MBS Index will look like at month-end, when the composition of the MBS Index is next reset. The composition of the Returns Universe is rebalanced monthly, at each month end and represents the set of bonds that returns are calculated on. The Statistics Universe changes daily to reflect issues dropping out of and entering the MBS Index, but is not used for return calculation. On the last Business of the month, the composition of the latest Statistics Universe becomes the Returns Universe for the following month. During the month, indicative changes to securities (e.g. amount outstanding) are reflected in both the statistics and returns universe of the MBS Index on a daily basis. These changes may cause bonds to enter or fall out of the Statistics Universe of the MBS Index on a daily basis, but will affect the composition of the Returns Universe only at month-end when the MBS Index is rebalanced. During the month, the MBS pool aggregates may see changes in amount outstanding due to paydowns and new production among their underlying pools. However, beginning of the month weights are used to aggregate performance from the MBS generic level. Interest and principal payments/paydowns earned by the Returns Universe are held in the MBS Index without a reinvestment return until month-end when it is removed from the MBS Index. Qualifying securities issued, but not necessarily settled, on or before the month-end rebalancing date qualify for inclusion in the following month’s Returns Universe.

Additional Information with respect to the Barclays High Yield Very Liquid Index

Index Universes

The Barclays High Yield Very Liquid Index (“High Yield Index”) consists of two universes: the Returns Universe and the Statistics Universe.

The Returns Universe is based on a static set of securities that are index-eligible at the beginning of each month and held constant until the beginning of the next month. They comprise the fixed universe that is used to calculate official daily and monthly index-returns. The Returns Universe is not adjusted for securities that become eligible for inclusion in the High Yield Index during the month (e.g., because of ratings changes, called bonds, securities falling below one year in maturity) or for issues that are newly eligible (e.g. ratings changes, newly issued bonds). Interest and principal payments earned by the Returns Universe are held in the High Yield Index without a reinvestment return until month-end, when it is removed from the Index.

The Statistics Universe is the dynamic set of bonds changing daily to reflect the latest composition of the market. It is a projection of what the High Yield Index will look like at month-end, when the composition of the Index is next reset. The Statistics Universe

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accounts for changes due to new issuance, calls or partial redemptions, ratings changes, and the seasoning of securities. Statistics such as market value, sector weightings and various averages (e.g., coupon, duration, maturity, yield, price, etc.) are updated and reported daily. At the end of each month, the latest Statistics Universe becomes the Returns Universe for the coming month. To ensure that the Statistics Universe is up to date, BCIG maintains an extensive database of call/put features and refunding and sinking schedules on outstanding bonds and continuously monitors the market for retirement, new issuance and rating change activity.

Total Return Calculations

The High Yield Index’s results are reported for daily, monthly, quarterly, annual and since-inception reporting periods. Returns are cumulative for the entire period. Intra-month cash flows contribute to monthly returns, but are not reinvested during the month and do not earn a reinvestment return. Intra-month cash flows are reinvested into the returns universe for the following month so that Index results over two or more months reflect monthly compounding. Daily, month-to-date and monthly total returns are calculated based on the sum of price changes, coupon income received or accrued, gain/loss on repayments of principal and, where applicable, currency value fluctuations expressed as a percentage of beginning market value. The High Yield Index’s total return is the weighted average of the total returns of the securities that make up the Index, where the weighting factor is full market value (i.e., inclusive of accrued interest) at the start of the period. Cumulative total returns over periods longer than one month are calculated by multiplicatively linking monthly returns.

Market Value Weighting

Returns and most summary statistics for the High Yield Index are market value weighted, accounting for both the market price of index-eligible securities and the accrued interest. Returns data are weighted by market value at the beginning of the period. Statistics, such as index average duration and maturity, are market-value weighted based on end-of-period market value. Average price and coupon are weighted by end-of-period par value.

Pricing and Settlement

All bonds in the High Yield Index are priced by either BCIG or Interactive Data Corporation. Bonds may be quoted in a variety of ways, including nominal spreads over benchmark securities/treasuries, spreads over swap curves or direct price quotes. In some instances the quote type used is a spread measure that results in daily security price changes from the movement of the underlying curve and/or changes in the quoted spread. Bonds in the High Yield Index are priced on the bid side. The initial price for newly issued corporate bonds entering the High Yield Index is the offer side; after that, the bid side price is used. Fallen angels use bid side prices.

The quality of bond pricing is kept at a high level using multi-contributor verification. This process includes utilizing other third-party pricing sources plus a variety of statistical techniques to isolate possible pricing outliers. Significant discrepancies are researched and corrected, as necessary. Bonds are settled on a T+1 basis.

Bond Ratings

All bonds in the High Yield Index must be rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody’s, S&P and Fitch, respectively (before July 1, 2005, the lower of Moody’s and S&P was used). When a rating from only two agencies is available, the lower (“most conservative”) of the two is used to determine eligibility. When a rating from only one agency is available, that rating is used to determine eligibility. A small number of unrated bonds are included in the High Yield Index; to be eligible, they must have previously held a high-yield rating or have been associated with a high-yield issuer, and must trade accordingly.

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INVESTMENT POLICIES

DIVERSIFICATION

Each Fund is classified as a non-diversified investment company under the 1940 Act. A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means that a Fund may invest a greater portion of its assets in the securities of a single issuer than a diversified fund. The securities of a particular issuer may constitute a greater portion of an Index of each Fund and, therefore, the securities may constitute a greater portion of a Fund’s portfolio. This may have an adverse effect on a Fund’s performance or subject a Fund’s Shares to greater price volatility than more diversified investment companies.

Although each Fund is non-diversified for purposes of the 1940 Act, each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and to relieve each Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code may severely limit the investment flexibility of a Fund and may make it less likely that a Fund will meet their investment objectives.

CONCENTRATION

Each Fund’s investments will generally be concentrated in a particular industry or group of industries to the extent that the Fund’s underlying Index is concentrated in a particular industry or group of industries. The securities of issuers in particular industries may dominate the benchmark Index of a Fund and consequently a Fund’s investment portfolio. This may adversely affect a Fund’s performance or subject its Shares to greater price volatility than that experienced by less concentrated investment companies.

In pursuing its objective, each Fund may hold the securities of a single issuer in an amount exceeding 10% of the market value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code. In particular, as a Fund’s size grows and its assets increase, it will be more likely to hold more than 10% of the securities of a single issuer if the issuer has a relatively small public float as compared to other components in its benchmark Index.

PREFERRED SECURITIES

The Preferred Stock ETF and the Convertible Securities ETF will invest in preferred securities. Preferred securities pay fixed or adjustable rate dividends to investors, and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. There is no assurance that dividends or distributions on the preferred securities in which a Fund invests will be declared or otherwise made payable.

The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws.

Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, a Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced and a Fund would be unable to acquire securities paying comparable rates with the redemption proceeds.

CONVERTIBLE SECURITIES

The Convertible Securities ETF will invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

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Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

BONDS

Each Fixed Income ETF invests a substantial portion of its assets in bonds and the Preferred Stock ETF may invest a portion of its assets in bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date; provided, however, a zero coupon bond pays no interest to its holder during its life. The value of a zero coupon bond to a Fund consists of the difference between such bond’s face value at the time of maturity and the price for which it was acquired, which may be an amount significantly less than its face value (sometimes referred to as a “deep discount” price).

An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Fixed rate bonds generally are also subject to inflation risk, which is the risk that the value of the bond or income from the bond will be worth less in the future as inflation decreases the value of money. This could mean that, as inflation increases, the “real” value of the assets of a Fund holding fixed rate bonds can decline, as can the value of the Fund’s distributions. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. A Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

In addition, the Convertible Securities ETF, the Corporate Bond ETFs, High Yield Bond ETFs and the International Corporate Bond ETF invest almost exclusively in corporate bonds and the Preferred Stock ETF may invest a portion of its assets in corporate bonds. The investment return of corporate bonds reflects interest on the bond and changes in the market value of the bond. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by such a security.

HIGH YIELD SECURITIES

The High Yield Bond ETFs and SPDR Nuveen S&P High Yield Municipal Bond ETF each invest a substantial portion of its assets in high yield debt securities and the Preferred Stock ETF, SPDR Barclays Emerging Markets Local Bond ETF, SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF and SPDR BofA Merrill Lynch Crossover Corporate Bond ETF may invest a portion of their assets in high yield debt securities. Investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk. These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities. In addition, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, but can also be issued by governments. Such issuers are generally less able than more financially stable issuers to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

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Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and (iii) greater price variability and credit risks of certain high yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility of the value of the Fund than a fund that invests in higher-rated securities.

Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual issuer developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by the Fund.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield security, and could adversely affect the daily net asset value per share of a Fund. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available. However, an Index seeks to include primarily high yield securities that the Index provider believes have greater liquidity than the broader high yield securities market as a whole.

The use of credit ratings as a principal method of selecting high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

SOVEREIGN DEBT OBLIGATIONS

The International Treasury Bond ETFs, SPDR Barclays Emerging Markets Local Bond ETF and SPDR DB International Government Inflation-Protected Bond ETF invest a substantial portion of their assets in sovereign debt. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or reschedule of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

VARIABLE AND FLOATING RATE SECURITIES

The SPDR Barclays Investment Grade Floating Rate ETF invests in variable and floating rate securities. Variable rate securities are instruments issued or guaranteed by entities such as (1) US Government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions, (4) insurance companies or (5) trusts that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The Funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and fixed rate floating rate securities than on the market value of comparable fixed rate fixed income obligations. Thus, investing in variable and fixed rate floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate fixed income securities.

U.S. GOVERNMENT OBLIGATIONS

Treasury ETFs, TIPS ETF and Mortgage Backed Bond ETF invest almost exclusively in various types of U.S. Government obligations. All other ETFs may invest a portion of their assets in U.S. Government obligations. U.S. Government obligations are a type of bond. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities.

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One type of U.S. Government obligation, U.S. Treasury obligations, are backed by the full faith and credit of the U.S. Treasury and differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years.

Other U.S. Government obligations are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal Home Loan Banks (“FHLB”), Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac). Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including applicable Funds, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected to the extent of such commitment.

VARIABLE RATE DEMAND OBLIGATIONS

The SPDR Nuveen S&P VRDO Municipal Bond ETF will invest in Variable Rate Demand Obligations (VRDO). VRDOs are short-term tax exempt fixed income instruments whose yield is reset on a periodic basis. VRDO securities tend to be issued with long maturities of up to 30 or 40 years; however, they are considered short-term instruments because they include a put feature which coincides with the periodic yield reset. For example, a VRDO whose yield resets weekly will have a put feature that is exercisable upon seven days notice. VRDOs are put back to a bank or other entity that serves as a liquidity provider, who then tries to resell the VRDOs or, if unable to resell, holds them in its own inventory. VRDOs are generally supported by either a Letter of Credit or a Stand-by Bond Purchase Agreement to provide credit enhancement.

MUNICIPAL SECURITIES

General. The Municipal Bond ETFs will invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Municipal Bond ETFs may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development bonds generally are also revenue bonds and thus are not payable

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from the issuer’s general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Some longer-term municipal securities give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request – usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Municipal Bond ETF would hold the longer-term security, which could experience substantially more volatility.

The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, than non-municipal securities. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Municipal Bond ETFs to value accurately than securities of public corporations. Since the Municipal Bond ETFs invest a significant portion of their portfolios in municipal securities, a Municipal Bond ETF’s portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities. In addition, the municipal securities market is generally characterized as a buy and hold investment strategy. As a result, the accessibility of municipal securities in the market is generally greater closer to the original date of issue of the securities and lessens as the securities move further away from such issuance date.

Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

Prices and yields on municipal securities are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, municipal securities may be more difficult to value than securities of public corporations.

Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Municipal Bond ETF’s municipal securities in the same manner.

Municipal Leases and Certificates of Participation. Also included within the general category of municipal securities described in the Municipal Bond ETFs’ Prospectus are municipal leases, certificates of participation in such lease obligations or installment purchase contract obligations (hereinafter collectively called “Municipal Lease Obligations”) of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, a Municipal Bond ETF’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult.

Municipal Insurance. A municipal security may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

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Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer, and cover a municipal security to its maturity, enhancing its credit quality and value.

Municipal security insurance does not insure against market fluctuations or fluctuations in a Municipal Bond ETF’s share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund’s holdings would be affected, and the Trustees would reevaluate a Municipal Bond ETF’s investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Municipal Bond ETF.

CONSIDERATIONS REGARDING INVESTMENT IN CALIFORNIA MUNICIPAL SECURITIES

The Municipal Bond ETFs, and more directly, the SPDR Nuveen Barclays Short Term Municipal Bond ETF, SPDR Nuveen Barclays California Municipal Bond ETF, SPDR Nuveen Barclays Municipal Bond ETF and the SPDR Nuveen Barclays Build America Bond ETF, may be particularly affected by political, economic or regulatory developments affecting the ability of California tax-exempt issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California governmental issuers to maintain debt service on their obligations. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers. The information set forth below constitutes only a brief summary of a number of complex factors which may impact issuers of California municipal obligations, and does not include factors that may occur on a national and/or international level that may also have an adverse effect on the debt obligations of California issuers. The information is derived from sources that are generally available to investors, including the State Treasurer’s Office’s Official Statement and other information promulgated by the State Treasurer’s Office, the Department of Finance and the State Controller’s Office. The information is intended to give recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California. Such information has not been independently verified by the Trust or its legal counsel, and the Trust and its legal counsel assume no responsibility for the completeness or accuracy of such information. Some of the information can be found at the website of the California State Treasurer at www.treasurer.ca.gov. No such information is intended to be incorporated by reference into this Statement of Additional Information. It should be noted that the financial strength of local California issuers and the creditworthiness of obligations issued by local California issuers is not directly related to the financial strength of the State or the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Certain debt obligations held by a Municipal Bond ETF may be obligations of issuers that rely in whole or in substantial part on California state government revenues for the continuance of their operations and payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the State’s General Fund to counties, cities and their various entities, which depend upon State government appropriations, is not entirely certain. To the extent local entities do not receive money from the State government to pay for their operations and services, their ability to pay debt service on obligations held by the Funds may be impaired.

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Certain tax-exempt securities in which the Municipal Bond ETFs may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

California’s economy is the largest state economy in the United States and one of the largest in the world. In addition to its size, California’s economy is also one of the most diverse in the world, with major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy. California receives revenues from taxes, fees and other sources, the most significant of which are the personal income tax, sales and use tax and corporation tax. The state expends money on a variety of programs and services. Significant elements of state expenditures include education (both kindergarten through 12th grade and higher education), health and human services, correctional programs, transportation and debt service. Most of the major revenue sources of the State are deposited into the General Fund, which is the principal operating fund for the majority of the governmental activities of the State. As the Department of Finance reports, California, as the rest of the nation, is in the process of recovering from a severe economic recession.

However, though the State’s “bottom-line” (primary government net assets) does not yet reflect it, there is some evidence that California’s downward trend has stopped and its financial position is improving. From March 2011 to March 2012, personal income increased by 3.2 percent, and taxable sales grew by 9.6 percent in the second quarter of 2011 compared to the year before. The state unemployment rate reached a high of 12.5 percent in late 2010. The rate improved thereafter, falling to 11.1 percent by December 2011. In comparison, the national unemployment rate was 8.5 percent in December 2011. Despite these positive signs, the 2012-13 Governor’s Budget estimates that baseline revenues will not return to pre-recession levels until 2014-15.

As such, conditions remain difficult for businesses and residents across the state. Housing, while stabilizing, still has issues to work through in the mortgage markets. The weak housing markets and the depressed level of home building will continue to slow the economic recovery. These factors are likely to depress consumer confidence and, therefore, the willingness and ability of individuals and firms to spend and invest for some time. The Legislative Analyst’s Office (“LAO”), California’s nonpartisan fiscal and policy adviser, estimates that California’s personal income will grow by 4.0 percent in 2012 and 3.9 percent in 2013. The LAO forecasts that the State’s three major sources of revenue – personal income taxes, corporation taxes, and sales and use taxes – will decrease by 9.0 percent in the 2011-12 fiscal year as temporary tax increases expire, but that such revenue will increase thereafter through 2016-17. However, there is much uncertainty in these forecasts. The LAO also estimates that California’s unemployment rate will remain above 10 percent through mid-2014 and above 8 percent through the end of 2017.

In January 2012, California’s projected budget gap for fiscal years 2011-12 and 2012-13 was $9.2 billion. The state’s revenue estimates utilized in connection with the 2012 Budget Act assumed slow but positive economic growth, and the 2012 Budget Act projects that most of California’s major revenue sources will grow in fiscal year 2012-13. The 2012 Budget Act also takes into account the cost of Proposition 98 spending increases. The 2012 Budget Act closed a projected $15.7 billion budget gap for the two fiscal years 2011-12 and 2012-13 and rebuilds a nearly $1 billion reserve.

The 2012-13 Governor’s Budget proposes $8.1 billion in expenditure-related solutions, $6.0 billion in new revenues, and $2.5 billion in other solutions. The 2012-13 Governor’s Budget projects (with all budget solutions enacted) General Fund revenues and transfers of $93.0 billion and expenditures of $91.3 billion, resulting in the maintenance of an estimated $1 billion reserve. The majority of the budget actions are not one-time solutions, but are intended to last beyond the 2012-13 fiscal year.

Budget Initiatives

Cash Management

The State has regularly issued short-term obligations to meet cash flow needs in the form of a type of external borrowing called “revenue anticipation notes” (“RANs”). RANs mature prior to the end of fiscal year issuance. The State has issued RANs in 23 of the last 24 fiscal years to partially fund timing differences between receipts and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants (“RAWs”), which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any “Unapplied Money” in the General Fund on their maturity date, subject to the prior application of such money in the General Fund to pay “Priority Payments,” payments made to, among other things, (i) support the public school system and public institutions of higher education, (ii) pay principal on general obligation bonds and general obligation notes of the state (as described below), (iii) reimburse

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local governments for certain reductions in ad valorem property taxes, (iv) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be to repay borrowings and (v) pay, among other things, state employees’ wages and benefits, state payments to pension and other state employee benefit trust funds and lease payments to support lease revenue bonds.

The state entered fiscal year 2009-10 on July 1, 2009 with severely depleted cash resources as a result of having to pay significant obligations before June 30, 2009, including repayment of $5.5 billion of RANs issued in fiscal year 2008-09. In addition, significant payments to public schools had been deferred from the end of fiscal year 2008-09 into the first few weeks of July 2009. The state had projected in May 2009 that revenues would be lower than expected and that it faced a $22 billion budget gap. However, by July 1, 2009, additional budget solutions for fiscal year 2009-10 had not been adopted. Faced with reduced cash resources, the State Controller started to issue registered warrants (or IOUs) on July 2, 2009, for certain obligations of the state not having payment priority under law. The State Controller was able to manage cash resources, as described above, to ensure that higher priority payments, such as for schools and debt service, were made on time in July and August 2009. On July 28, 2009, the Governor signed the Amended 2009 Budget Act, which included a number of provisions for cash management purposes. With the adoption of the Amended 2009 Budget Act, the state was able to undertake its normal external borrowing program for fiscal year 2009-10. The 2010-11 May Revision projected that the state would have sufficient cash resources to repay all of its $8.8 billion of 2009-10 Series A Notes in June of 2010 as scheduled, and they were all retired as of June 23, 2010. Cash flow projections prepared following the 2010-11 May Revision showed as available balance of cash and unused borrowable resources at June 30, 1010 of about $6.2 billion, after repayment of the RANs.

The State’s 2010-11 Budget Act was not enacted until October 8, 2010. This prevented the state from making payments for many programs which did not have continuing appropriations or constitutionally mandated payment obligations, and payments to a variety of suppliers of goods and services to the state. Once the Budget Act was enacted, the state had to meet all its obligations which had remained unpaid in the absence of valid appropriations during the three months that the state had no approved budget. This created cash challenges in the months of October and November 2010. To alleviate the cash shortfall, in October 2010, the state deferred approximately $4.5 billion in payments as authorized under the March 2010 Cash Management Bill and issued $6.7 billion of interim RANs through a private placement. In November 2010, the state issued $10.0 billion of RANs. The proceeds of the RANs enabled the state to repay the $6.7 billion of interim RANs.

As a result of expenditure reductions enacted in March 2011 and improved revenue results (despite the expiration of temporary tax surcharges), the state entered the 2011-12 fiscal year in a better cash position than it had experienced for several years. Timely enactment of the 2011 Budget Act allowed the state to carry out its normal cash flow borrowing (2011 RANs) early in the fiscal year. In light of the uncertainty related to the federal debt limit situation, the state issued interim RANs of $5.4 billion in late July to provide sufficient cash for the early part of the fiscal year in case developments in Congress disrupted the market for the 2011 RANs. These interim RANs were prepaid on September 22, 2011 from Unapplied Monies in the General Fund. The 2011 RANs in the amount of $5.4 billion were issued on September 22, 2011.

In August 2012, the State issued interim RANs of $10 billion. The 2012 RANS received top-tier short-term ratings from Moody’s Investors Service, Fitch Ratings and Standard & Poor’s, and have maturation dates in May and June 2013.

Under California’s continued intra-year payment deferral program, in the event there are sufficient funds available to the General Fund during the 2012-13 fiscal year, upon agreement among the State Controller, the State Treasurer, and the Director of the Department of Finance, the State Controller may release deferred funds earlier than scheduled in the Department of Finance’s cash flow projections for the 2012-13 fiscal year. These potential early payments could reduce unused cash borrowable resources in earlier months than anticipated in those projections, but would not affect the June 30, 2013 unused borrowable resources.

Special Fund for Economic Uncertainties

The Special Fund for Economic Uncertainties (“SFEU”) is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. The State Controller may transfer amounts in the SFEU to the General Fund as necessary to meet cash needs of the General Fund and such transfers are characterized as “loans.” The State Controller must then return the money so transferred without payment of interest as soon as there is sufficient money in the General Fund. The State Controller is also authorized to transfer the unencumbered balance in the General Fund to the SFEU, as of the end of each fiscal year.

Budget Stabilization Account

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In March 2004, voters approved Proposition 58, which amended the California State Constitution to require balanced budgets in the future, yet this has not prevented the State from enacting budgets that rely on borrowing. Proposition 58 establishes a special budgetary reserve, the Budget Stabilization Account (“BSA”). Beginning with fiscal year 2006-07, a specified portion of estimated annual General Fund revenues was transferred by the State Controller into the BSA (to reach a ceiling of 3 percent by 2008-09). These transfers would continue until the balance in the BSA reached $8 billion or 5 percent of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement would go back into effect whenever the balance falls below $8 billion or the 5 percent mark. The BSA is used to repay the Economic Recovery Bonds (“ERBs”) and provide a “rainy-day” fund for future economic downturns or natural disasters. Proposition 58 also allows the Governor to declare a fiscal emergency whenever he or she determines that General Fund revenues will decline below budgeted expenditures, or expenditures will increase substantially above available resources. Finally, it requires the State legislature to take action on legislation proposed by the Governor to address fiscal emergencies.

The 2007, 2008 and 2009 Budget Acts give the Director of Finance authority to transfer money from the BSA back into the General Fund in an amount determined by the Director of Finance to be sufficient to ensure there is a prudent General Fund balance. As has happened during the last four years, the 2012 Budget suspended the transfer of monies to the BSA and, therefore, during the fiscal year 2012-2013, there are no monies in the BSA.

2012-13 Governor’s Budget

The 2012-13 Governor’s Budget, which was approved in June 2012, projects to end fiscal year 2012-13 with a $948 million reserve. General Fund revenues and transfers for fiscal year 2012-13 are projected at $93.0 billion and General Fund expenditures for fiscal year 2012-13 are projected at $91.3 billion.

About Municipal Obligations

As of March 1, 2012, the State had outstanding approximately $80.1 billion aggregate principal amount of long-term general obligation bonds, of which approximately $72.5 billion were payable primarily from the state’s General Fund, and approximately $7.6 billion were payable first from the other revenue sources. As of March 1, 2012, there were unused voter authorizations for the future issuance of approximately $35.3 billion of long-term obligation bonds, some of which may first be issued as commercial paper notes. Of this unissued amount, approximately $1.3 billion are for bonds payable first from other revenue sources. The general obligation bond law also permits the state to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. As of March 1, 2012, the state had outstanding $4.3 billion principal amount of variable rate general obligation bonds (which includes a portion of ERBs described below), representing about 5.4 percent of the state’s total outstanding general obligation bonds as of that date. The state presently plans to refund or remarket into long-term fixed rates all of its general obligation bonds having a mandatory tender on April 1, 2013, totaling about $198.1 million. The state is required to pay the principal of any general obligation bonds, with the exception of ERBs, which are subject to optional or mandatory tender. The state may also issue commercial paper notes, some, but not all, of which may be renewed or refunded by the issuance of long-term bonds. It is currently the state’s policy to use commercial paper notes to provide flexibility for bond programs, such as to provide interim funding of voter-approved projects and to facilitate refunding of variable rate bonds into fixed rate bonds. Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to $1.65 billion in aggregate principle amount at any time. The issuance of General Obligation Bonds on September 28, 2011 provided funds which, together with certain additional funds, have retired all of the $1,292,170,000 aggregate principal amount of general obligation commercial paper notes which had been outstanding. The state terminated its existing bank credit agreement and, in December 2011, entered into new agreements with multiple banks to restructure the commercial paper program. No commercial paper was outstanding as of March 31, 2012.

In addition to general obligation bonds, the State also issues lease revenue obligations. Under these arrangements, the State Public Works Board, another state or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a state agency, the California State University, or the University of California or the Judicial Council under a long-term lease that provides the source of payment of the debt service on the lease-revenue bonds. As of March 1, 2012, the State had approximately $10.5 billion in outstanding General Fund-supported lease purchase obligations. The State Public Works Board, which is authorized to sell lease revenue bonds, had approximately $11.0 billion of authorized and unissued lease revenue bonds as of March 1, 2012. Certain state agencies and authorities also issue revenue bonds for which the General Fund has no liability. As of March 31, 2012, state agencies and authorities had approximately $59 billion aggregate principal amount of revenue bonds and notes outstanding which are non-recourse to the General Fund. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary from the credit quality of those obligations backed by the full faith and credit of the State.

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Between November 2006 and August 2009, voters and the Legislature authorized more than $60 billion of new general obligation bonds and lease revenue bonds, which are paid solely from the General Fund. This new authorization substantially increased the current amount of such General Fund-supported debt authorized and issued to approximately $79 billion as of September 1, 2012. For general obligation bonds, the Department of Finance estimates that approximately $5.2 billion of new money bonds and approximately $1.8 billion of lease revenue bonds will be issued in calendar year 2012Future amounts of general obligation debt issuance will depend on departmental spending needs, overall budget constraints, market conditions, refunding opportunities and other factors.

Economic Recovery Bonds

In March 2004, voters approved Proposition 57, the California Economic Recovery Bond Act, authorizing the issuance of up to $15 billion in ERBs to finance the State’s negative General Fund balance.

The repayment of the ERBs is secured by a pledge of revenues from an increase in the State’s share of the sales and use tax of 0.25% starting July 1, 2004. In addition, as voter-approved general obligation bonds, the ERBs are secured by the State’s full faith and credit and payable from the General Fund in the event the dedicated sales and use tax revenue is insufficient to repay the bonds. However, moneys in the General Fund will only be used in the event the dedicated sales and use tax revenue is insufficient to repay the bonds. In order to relieve cash flow and budgetary shortfalls identified in the 2008-09 Governor’s Budget, the state issued approximately $3.179 billion of ERBs on February 14, 2008, generating net proceeds of $3.313 billion which were transferred to the General Fund. No further ERBs can be issued under Proposition 57, except refunding bonds which may be issued in the future.

Because of the sharp reduction in taxable sales as a result of the recent economic recession, the Special Sales Tax Revenues (“SSTRs”) collected from the one-quarter cent tax dedicated to repayment of the ERB debt decreased to a level which did not provide adequate coverage above the required debt service accounts for the 2004 and 2008 ERBs. This resulted in downgrades of the ratings of the ERBs and would have required debt service to be paid from reserve funds for at least some period of time. In order to restore adequate coverage, the state restructured the ERB debt through the issuance of approximately $3.435 billion ERB refunding bonds on November 5, 2009. The restructuring reduced annual debt service costs to come into alignment with reduced tax revenues, with a coverage target of at least 1.3 times. The ratings for all ERBs have been raised to levels above the state’s general obligation bond ratings.

Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of ERBs: (i) all proceeds from the dedicated quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of specified surplus state property, and (iii) fifty percent of each annual deposit, up to $5 billion in the aggregate, of deposits in the BSA. As of August 2012, funds from these sources have been used for early retirement of approximately $4.4 billion of bonds during fiscal years 2005-06 through 2012-13, including $1.495 billion which was transferred from the BSA in fiscal year 2006-07 ($472 million) and fiscal year 2007-08 ($1.023 billion). As of September 1, 2012, a total of $8.71 billion of ERBs have been retired, leaving a principal balance of $5.5 billion.

Tobacco Settlement Revenue Bonds

In 1998, the state signed a settlement agreement with four major cigarette manufacturers (the “Manufacturers”). Under the settlement agreement, the Manufacturers agreed to make payments to the state in perpetuity, which payments amount to approximately $25 billion (subject to adjustments) over the first 25 years. Half of the payments made by the Manufacturers will be paid to the state and half to local governments (all counties and cities of San Diego, Los Angeles, San Francisco and San Jose). In connection with the settlement, a bill was enacted authorizing the issuance of revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. In 2003, in connection with a second sale of the bonds, the bill was amended to require the Governor to request an appropriation from the General Fund in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second (and only the second sale) of the bonds when such tobacco settlement revenues are insufficient. Tobacco settlement revenue bonds are neither general nor legal obligations of the state or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the state or any political subdivision is or shall be pledged to the payment of any such bonds, with the exception of the General Fund appropriation request previously discussed. In 2003, two separate sales of these assets financed with revenue bonds (the “2003 Bonds”) produced about $4.75 billion in proceeds which were transferred to the General Fund. In 2005 and 2007, the state refunded all of the original 2003

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Bonds, generating additional proceeds of approximately $1.783 billion, which were also transferred to the General Fund. The back-up state guaranty was applied to only the second 2003 sale of bonds and was continued when those bonds were refunded in 2005 (the “2005 Bonds”). The back-up state guaranty now applies to the $3.14 billion of 2005 Bonds.

For the first time since the Bonds were issued, the reserve funds of each bond were used to make the required debt service interest payment due in December 2011. The draw on the 2005 supplemental reserve funds was approximately $5 million, leaving approximately $241 million in the reserve funds for the 2005 Bonds. Future revenues in excess of debt service requirements, if any, will be used to replenish the reserve funds of the 2005 Bonds. The state General Fund is not obligated to replenish the reserve funds.

California has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase obligations and short-term obligations, including RANs and RAWs, when due. As of the Official Statement from the Treasurer’s Office released April 12, 2012, the state’s general obligation bonds were rated “A1” by Moody’s, “A-” by S&P, and A- by Fitch. In addition, the 2012 RANs have received top-tier ratings by Moody’s, S&P and Fitch, respectively. It should be recognized that these ratings are not an absolute standard of quality, but rather general indicators. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State municipal obligations in which a Fund invests.

Constitutional and statutory amendments as well as budget developments may affect the ability of California issuers to pay interest and principal on their obligations. The overall effect may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

CONSIDERATIONS REGARDING INVESTMENT IN NEW YORK MUNICIPAL SECURITIES

The Municipal Bond ETFs, and more directly, the SPDR Nuveen Barclays Short Term Municipal Bond ETF, SPDR Nuveen Barclays New York Municipal Bond ETF, SPDR Nuveen Barclays Municipal Bond ETF and the SPDR Nuveen Barclays Build America Bond ETF, may be particularly affected by political, economic or regulatory developments affecting the ability of New York tax-exempt issuers to pay interest or repay principal. Investors should be aware that certain issuers of New York tax-exempt securities have at times experienced serious financial difficulties. A reoccurrence of these difficulties may impair the ability of certain New York issuers to maintain debt service on their obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in New York, and does not include factors that may occur on a national and/or international level that may also have an adverse effect on issuers’ ability to maintain debt service on their obligations. The information is primarily derived from the Annual Information Statement of the State of New York (“AIS”) and updates and supplements thereto. These sources are prepared by the Department of Budget (“DOB”) and are available to investors at www.budget.state.ny.us. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of New York. Such information has not been independently verified by the Trust or its legal counsel and the Trust and its legal counsel assume no responsibility for the completeness or accuracy of such information. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by New York city and state agencies, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default.

The Annual Information Statement of the State of the New York is provided by the Department of Budget subsequent to the fiscal year end of March 31. The AIS constitutes the official disclosure statement regarding the financial condition of the State of New York. The information provided below is based on the AIS dated May 11, 2012, as updated through August 9, 2012. The AIS is updated on a quarterly basis. No such information is intended to be incorporated by reference in this Statement of Additional Information.

The State accounts for all of its spending and revenues by the fund in which the activity takes place and the broad category or purpose of that activity. Funds include the General Fund and other funds specified for dedicated purposes (collectively, “State Operating Funds”). The State Constitution requires the Governor to submit an Executive Budget that is balanced on a cash basis in the General Fund, which is the fund that receives the majority of State taxes, and all income not earmarked for a particular program or activity. Since the Governor is statutorily required to balance the General Fund, it is often the focus of the State’s budget discussion. Each year, the Legislature and the Governor enact an Enacted Budget Financial Plan (“Enacted Budget”) which is prepared by the DOB and contains estimates for the upcoming fiscal year and projections for the next two fiscal years. This year, the Enacted Budget contains estimates for the 2012-2013 fiscal year and projections for the 2013-14 through 2015-16 fiscal years.

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The State’s economy and finances are subject to many complex, economic, social, environmental and political risks and uncertainties, many of which are outside of the ability of the State to control. These include, but are not limited to, the performance of the national and State economies and the impact of continuing write-downs and other costs on the profitability of the financial services sector, and the concomitant effect on bonus income and capital gains realizations; access to the capital markets in light of the disruption in the municipal bond market; litigation against the State, including challenges to certain tax actions and other actions authorized in the Enacted Budget; and actions taken by the federal government, including audits, disallowances, and change in aid levels. Such risks and uncertainties may affect the Enacted Budget unpredictably from fiscal year to fiscal year.

Revised General Fund Receipts and Disbursements Estimates

The General Fund finances various state programs including, among other programs, school aid, Medicaid and higher education. The General Fund receives the majority of the State’s tax money, specifically revenue from personal income, sales and business taxes.

General Fund receipts are projected to total 58.9 billion in fiscal year 2013. Overall, State tax receipts are expected to grow by 3.2 percent. Receipts growth is affected by the tax changes approved in the Enacted Budget, as well as, in prior fiscal years, and tax compliance and anti-fraud efforts. These factors are expected to continue to enhance expected receipt growth through 2014-15. DOB has made adjustments to the projected 2012, 2013, 2014 and 2015 expenditures to account for the impact of: (i) a decrease for pollution remediation of $150 million in fiscal year 2012 and decreases of $200 million in each of fiscal years 2013 and 2014 as a result of the amendment of the Financial Emergency Act to permanently waive the budgetary impact of Government Accounting Standards Board 49, enabling the City to continue to finance certain pollution remediation costs with the issuance of bonds; (ii) increases for education of $853 million in each of fiscal years 2012 through 2014 resulting from the expiration of federal stimulus funding for education; (iii) an increase of $72 million in fiscal year 2012 to compensate for the shortfall in additional federal Medicaid participation; (iv) increases in health insurance costs of $126 million, $195 million and $276 million in fiscal years 2012 through 2014, respectively; (v) increases of $400 million in each of fiscal years 2012 through 2014, in the reserve for changes in pension funding assumptions and methodology, as a result of adjustments in the timing and amount of such changes; (vi) decreases in debt service of $341 million in fiscal year 2012, and increases in debt service of $45 million and $51 million in fiscal years 2013 and 2014, respectively; and (vii) increases in other expenses of $35 million in fiscal year 2012, and decreases in other expenses of $21 million and $114 million in fiscal years 2013 and 2014, respectively.

The Governor submitted his Executive Budget proposal for fiscal year 2013 on January 17, 2012, and amendments on February 7 and February 16, 2012, as permitted by law. On February 17, 2012, the DOB issued the Executive Budget Financial Plan, as amended, which included updated estimates and projections for fiscal years 2012 through 2016. The Governor’s Executive Budget proposed measures to eliminate the General Fund budget gap of $3.5 billion in fiscal year 2013, and to reduce the future projected budget gaps to $3.6 billion in fiscal year 2013, $5.0 billion in fiscal year 2015, and $4.2 billion in fiscal year 2016. The Governor and legislative leaders announced agreement on a budget for fiscal year 2013 on March 27, 2012. The Legislature passed the appropriations and accompanying legislation needed to complete the budget on March 30, 2012. Consistent with past practice, the Legislature enacted the annual debt service appropriations without amendment before the start of the fiscal year (on March 20, 2012). In early April, 2012, the Governor completed his review of all budget bills and finalized the enactment of the fiscal year 2013 Budget.

State Debt and Other Financing Activities

State-related debt consists of State-supported debt, where the State, subject to an appropriation, is directly responsible for paying debt service, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances. State-supported debt is a subset of State-related debt. It includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. General obligation debt and lease-purchase obligations are discussed in greater detail below. The State also issues interest rate exchange agreements and variable rate obligations.

The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

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General Obligation Bonds

There is no constitutional limit on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act of 2000 (“Debt Reform Act”) imposed statutory limitations on new State-supported debt issued on and after April 1, 2000. The State Constitution provides that general obligation bonds must be paid in equal annual principal installment or installments that result in substantially level or declining debt service payments, mature within 40 years of issuance, and begin to amortize not more than one year after the issuance of such bonds. General obligation housing bonds must be paid within 50 years of issuance, with principal commencing no more than three years after issuance. The Debt Reform Act limits the maximum term of State-supported bonds to thirty years. Under the State Constitution, the State may undertake short-term borrowings without voter approval. Long-term general obligation borrowing is prohibited unless authorized for a specified amount and purpose by the Legislature and approved by the voters.

In the State, general obligation debt is currently authorized for transportation, environment and housing purposes. The amount of general obligation bonds issued in the 2011-12 fiscal year (excluding refunding bonds) was approximately $330 million ($500 million for the prior year), and as of May 11, 2012, the total amount of general obligation debt outstanding was $ 3.5 billion ($3.5 billion for the prior year).

The DOB projects that approximately $436 million in general obligation bonds will be issued in 2012-13.

Lease-Purchase and Contractual Obligation Financings and Personal Income Tax Revenue Bonds

The State utilizes certain long-term financing mechanisms, lease-purchase and contractual-obligation financings which involve obligations of public authorities or municipalities where debt service is payable by the State, but which are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance certain payments to local governments, various capital programs, including those which finance the State’s highway and bridge program, SUNY and CUNY educational facilities, health and mental hygiene facilities, prison construction and rehabilitation, economic development projects, State buildings and housing programs, and equipment acquisitions, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State.

Debt service payable to certain public authorities from State appropriations for such lease-purchase and contractual obligation financings may be paid from general resources of the State or from dedicated tax and other sources (e.g., State personal income taxes, motor vehicle and motor fuel related-taxes, dormitory facility rentals, and patient charges). Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State’s obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments.

Under legislation enacted for the 2010-11 fiscal year, the State is authorized to set aside monies in reserve for debt service on general obligation, lease-purchase, and service contract bonds. Pursuant to a certificate filed by the Director of the Budget with the State Comptroller, the Comptroller is required to transfer from the General Fund such reserved amounts on a quarterly basis in advance of required debt service payment dates. The state continues to reserve money on a quarterly basis for debt service payments that are financed with General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including Personal Income Tax (“PIT”) Revenue Bonds, continues to be set aside as required by law and covenants.

The State also issues PIT Revenue Bonds through authorized issuers of the State that are used as the primary financing vehicle to fund various capital programs. State PIT Revenue Bonds have been issued to support programs related to six general purposes: Education, Economic Development and Housing, Environment, State Facilities and Equipment, Transportation and Health and Mental Hygiene. In 2009, pursuant to State law, State PIT Revenue Bonds began to be issued under new General Purpose resolutions that permitted the issuance of bonds on a consolidated basis for all purposes. This enhanced flexibility has improved the marketability of the State PIT Revenue Bonds, particularly in the taxable market where State PIT Revenue Bonds have been issued as Build America Bonds. The State expects to continue to use the General Purpose approach for future issuances of State PIT Revenue Bonds, except for Transportation. According to the AIS, as of March 31, 2012, approximately $23 billion of State PIT Revenue Bonds were outstanding. In addition, legislation that temporarily authorizes the use of State PIT Revenue Bonds to finance the State’s Mental Health Facilities Improvement Revenue bond program has been extended through fiscal year 2013. This has enabled the State to take advantage of the lower interest rates typically paid on State PIT Revenue Bonds as compared to the State’s Mental Health Facilities Improvement Revenue Bonds.

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The State may also enter into statutorily authorized contingent-contractual obligation financings under which the State may enter into service contracts obligating it to pay debt service on bonds, subject to annual appropriation, in the event there are shortfalls in revenues from other non-State resources pledged or otherwise available, to pay the debt service on bonds. According to the AIS, the State has never been required to make any payments under this financing arrangement, but the bankruptcy of certain hospitals in the secured hospitals program may require the State to make payments in the future. Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. The only current authorization provides for a State guarantee of repayment of certain borrowings for designated projects of the New York State Job Development Authority (“JDA”). As of March 31, 2012, JDA had approximately $19 million of bonds outstanding. According to the AIS, the State has never been called upon, and does not anticipate being called upon in the 2012-13 fiscal year, to make any payments pursuant to the State guarantee.

Net Variable Rate Obligations and Interest Rate Exchange Agreements

Issuers of State-supported debt are also authorized to issue limited amounts of variable rate debt instruments and enter into a limited amount of interest rate exchange agreements. The current limit on debt instruments which result in a net variable rate exposure (i.e., both variable rate debt and interest rate exchange agreements) is no more than 15 percent of total outstanding state-supported debt. Interest rate exchange agreements are also limited to a total notional amount of no more than 15 percent of total outstanding state-supported debt. The outstanding state-supported debt of $52.7 billion as of March 31, 2012 results in a cap on variable rate exposure and a cap on interest rate exchange agreements of about $8 billion each (15 percent of total outstanding state-supported debt). According to the AIS, as of March 31, 2012, both the amount of outstanding variable rate debt instruments and interest rate exchange agreements are significantly less than the authorized totals of 15 percent of total outstanding State-supported debt.

Debt Reduction and Debt Reform Cap

The Debt Reform Act imposes phased-in caps on new debt outstanding and new debt service costs, limits the use of debt to capital works and purposes only, and establishes a maximum term of 30 years on such debt. The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and was fully phased in at 4 percent of personal income in fiscal year 2011. The cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts in fiscal year 2001 and will increase until it is fully phased in at 5 percent in fiscal year 2014. Pursuant to the provisions of the Debt Reform Act, the most recent annual calculation of the limitations imposed by the Debt Reform Act was reported in the Financial Plan Update most proximate to October 31, 2011. The State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at March 31, 2011 projected to be at 3.49 percent of personal income and debt service on such debt at 2.34 percent of total governmental receipts, compared to the caps of 4 and 5 percent, respectively. Current projections estimate that debt outstanding and debt service costs will continue to remain below the limits imposed by the Act throughout the next several years. However, the State has entered into a period of significantly declining debt capacity. Available room under the cap, in regards to debt outstanding is expected to decline from 3.6 billion in fiscal year 2012 to $602 million in fiscal year 2014, a decrease of $3.0 billion.

Conclusion

The fiscal stability of New York State is related to the fiscal stability of the State’s municipalities, its agencies and public authorities. This is due in part to the fact that agencies, authorities and local governments in financial trouble often seek State financial assistance.

Public authorities are the State’s public benefit corporations, created pursuant to State law. These authorities have various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization. The State’s access to public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations, particularly those using State-supported and State-related debt. As of December 31, 2011, the aggregate outstanding debt, including refunding bonds, of these public authorities was approximately $134 billion, only a portion of what constitutes State-supported or State-related debt. The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities, to be made under certain circumstances directly to the authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.

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According to the AIS, the fiscal demands on the State may be affected by the fiscal condition of New York City and other localities. New York City relies in part on State aid to balance its budget and meet its cash requirements. Certain other localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. Ultimately, localities or any of their respective public authorities may suffer from serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State.

The State is also a party to various legal proceedings and claims, some of which include potential monetary claims that the State deems to be material (generally in excess of $100 million or involving significant challenges to or impacts on the state’s financial policies or practices). Such proceedings and claims could adversely affect the State’s finances in the 2012-13 fiscal year or thereafter.

INFLATION-PROTECTED OBLIGATIONS

The TIPS ETF invests almost exclusively in inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS.” The SPDR DB International Government Inflation-Protected Bond ETF invests almost exclusively in inflation-protected public obligations of major governments and emerging market countries, excluding the United States, also commonly known as “TIPS.” TIPS are a type of security issued by a government that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation – a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the Consumer Price Index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises or falls, both the principal value and the interest payments will increase or decrease. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

MORTGAGE PASS-THROUGH SECURITIES

The Aggregate Bond ETF and Mortgage Backed Bond ETF may each invest a substantial portion of its assets in U.S. agency mortgage pass-through securities. The term “U.S. agency mortgage pass-through security” refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the Ginnie Mae, Fannie Mae or FHLMC. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome.

For the foregoing and other reasons, the Aggregate Bond ETF and Mortgage Backed Bond ETF seek to obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. Each Fund intends to use TBA transactions in several ways. For example, each Fund expects that it will regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a “TBA roll” a Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, a Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement.

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Default by or bankruptcy of a counterparty to a TBA transaction would expose a Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, a Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and the Adviser will monitor the creditworthiness of such counterparties. In addition, a Fund may accept assignments of TBA transactions from Authorized Participants (as defined below) from time to time. A Fund’s use of “TBA rolls” may cause the Fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than the other Funds described herein.

The Aggregate Bond ETF and Mortgage Backed Bond ETF intend to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements, commercial paper (including asset-backed commercial paper) or other high-quality, liquid short-term instruments, which may include money market funds affiliated with the Adviser.

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ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES

The Aggregate Bond ETF and Mortgage Backed Bond ETF may invest in asset-backed and commercial mortgaged-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely.

FOREIGN CURRENCY TRANSACTIONS

The International Treasury Bond ETFs, SPDR Barclays International Corporate Bond ETF, SPDR DB International Government Inflation-Protected Bond ETF, SPDR Barclays Emerging Markets Local Bond ETF, SDPR Global Dow ETF and SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that generally require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future although the Fund may also enter into non-deliverable currency forward contracts (“NDFs”) that contractually require the netting of the parties’ liabilities. Forwards, including NDFs, can have substantial price volatility. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. At the discretion of the Adviser, the Funds may enter into forward currency exchange contracts for hedging purposes to help reduce the risks and volatility caused by changes in foreign currency exchange rates, or to gain exposure to certain currencies in an effort to track the composition of the applicable Index. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of the Fund’s foreign holdings increases because of currency fluctuations.

BUILD AMERICA BONDS

The SPDR Nuveen Barclays Build America Bond ETF invests a substantial portion of its assets in Build America Bonds. Build America Bonds offer an alternative form of financing to state and local governments whose primary means for accessing the capital markets has historically been through the issuance of tax-free municipal bonds. The Build America Bond program allows state and local governments to issue taxable bonds for capital projects and to receive a direct federal subsidy payment from the Treasury Department for a portion of their borrowing costs. There are two general types of Build America Bonds. The first type of Build America Bond provides a Federal subsidy through Federal tax credits to investors in the bonds in an amount equal to 35 percent of the total coupon interest payable by the issuer on taxable governmental bonds (net of the tax credit), which represents a Federal subsidy to the state or local governmental issuer equal to approximately 25 percent of the total return to the investor (including the coupon interest paid by the issuer and the tax credit). The second type of Build America Bond provides a Federal subsidy through a refundable tax credit paid to state or local governmental issuers by the Treasury Department and the IRS in an amount equal to 35 percent (or 45 percent in the case of Recovery Zone Economic Development Bonds) of the total coupon interest payable to investors in these taxable bonds.

Issuance of Build America Bonds ceased on December 31, 2010. The Build America Bonds outstanding continue to be eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds; however, no bonds issued following expiration of the Build America Bond program are eligible for the federal tax subsidy.

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LENDING PORTFOLIO SECURITIES

Each Fund may lend portfolio securities to certain creditworthy borrowers in an amount not to exceed one third (33 1/3%) of the value of its total assets. The borrowers provide collateral that is marked to market daily in an amount at least equal to the current market value of the securities loaned. A Fund may terminate a loan at any time and obtain the securities loaned. A Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. A Fund cannot vote proxies for securities on loan, but may recall loans to vote proxies if a material issue affecting the Fund’s economic interest in the investment is to be voted upon. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board of Trustees of the Trust (the “Board”) who administer the lending program for the Funds in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from a Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program. State Street Bank and Trust Company (“State Street”), an affiliate of the Trust, has been approved by the Board to serve as securities lending agent for a Fund and the Trust has entered into an agreement with State Street for such services. Among other matters, the Trust has agreed to indemnify State Street for certain liabilities. State Street has received an order of exemption from the SEC under Sections 17(a) and 12(d)(1) under the 1940 Act to serve as the lending agent for affiliated investment companies such as the Trust and to invest the cash collateral received from loan transactions to be invested in an affiliated cash collateral fund.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process – especially so in certain international markets such as Taiwan), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), risk of loss of collateral, credit, legal, counterparty and market risk. Although State Street has agreed to provide a Fund with indemnification in the event of a borrower default, a Fund is still exposed to the risk of losses in the event a borrower does not return a Fund’s securities as agreed. For example, delays in recovery of lent securities may cause a Fund to lose the opportunity to sell the securities at a desirable price.

LEVERAGING

While the Funds do not anticipate doing so, a Fund may borrow money in an amount greater than 5% of the value of the Fund’s total assets. However, a Fund may not borrow money from a bank in an amount greater than 33 1/3% of the value of the Fund’s total assets. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of a Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV of a Fund will increase more when such Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds.

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REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day – as defined below). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of a Fund’s net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

REVERSE REPURCHASE AGREEMENTS

Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases a Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and a Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund’s assets. A Fund’s exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings. Although there is no limit on the percentage of Fund assets that can be used in connection with reverse repurchase agreements, the Funds do not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1/3% of their respective total assets.

RESTRICTED SECURITIES

Each Fund may invest in restricted securities. Restricted Securities are securities that are not registered under the Securities Act, but which can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act. Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the Securities Act, which provides a “safe harbor” from Securities Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund may make such investments whether or not such securities are “illiquid” depending on the market that exists for the particular security. The Board has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that a Fund may invest in to the Adviser. In reaching liquidity decisions, the Adviser may consider the following factors: the frequency of trades and quotes for the security; the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; dealer undertakings to make a market in the security; and the nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

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COMMERCIAL PAPER

Each Fund may invest in commercial paper as described in the Prospectus. Commercial paper consists of short-term, promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing.

OTHER SHORT-TERM INSTRUMENTS

In addition to repurchase agreements, each Fund may invest in short-term instruments, including money market instruments, (including money market funds advised by the Adviser), cash and cash equivalents, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by the Adviser); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service (“Moody’s”) or “A-1” by Standard & Poor’s (“S&P”), or if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

INVESTMENT COMPANIES

Each Fund may invest in the securities of other investment companies, including affiliated funds and money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), a Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law, regulation, a Fund’s investment restrictions and the Trust’s exemptive relief, a Fund may invest its assets in securities of investment companies that are affiliated funds and/or money market funds in excess of the limits discussed above.

If a Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

U.S. REGISTERED SECURITIES OF FOREIGN ISSUERS

The SPDR Global Dow ETF may purchase publicly traded common stocks of foreign corporations, the Preferred Stock ETF and Convertible Securities ETF may invest in U.S. registered, dollar-denominated preferred securities of foreign issuers, and Aggregate Bond ETF, High Yield Bond ETFs, International Treasury Bond ETFs, Corporate Bond ETFs, International Corporate Bond ETF, SPDR Barclays Emerging Markets Local Bond ETF and SPDR DB International Government Inflation-Protected Bond ETF may invest in U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national entities.

Investing in U.S. registered, dollar-denominated, securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

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The SPDR Global Dow ETF’s and Preferred Stock ETF’s investment in common stock of foreign corporations may also be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities market, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS

Each Fund may invest up to 20% of its assets in derivatives, including exchange-traded futures and options contracts and swap agreements (including credit default swaps). A Fund will segregate cash and/or appropriate liquid assets if required to do so by SEC or Commodity Futures Trading Commission (“CFTC”) regulation or interpretation.

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

A Fund is required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

A Fund may purchase and sell put and call options. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

Each Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). A Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in its underlying Index. Exchange-traded futures and options contracts may not be currently available for an Index. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the applicable Index components or a subset of the components. The Trust, on behalf of a Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

Restrictions on the Use of Futures and Options. In connection with its management of the Funds, the Adviser has claimed an exclusion from registration as a commodity trading advisor under the CEA and, therefore, is not subject to the registration and regulatory requirements of the CEA. Each Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by the CFTC regulations in effect from time to time and in accordance with a Fund’s policies. Each Fund would

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take steps to prevent its futures positions from “leveraging” its securities holdings. When it has a long futures position, it will maintain with its custodian bank, cash or equivalents. When it has a short futures position, it will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and equivalents (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position).

Swap Agreements. Each Fund may enter into swap agreements, including interest rate, index and total return swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Fund.

In the case of a credit default swap (“CDS”), the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). As the seller of a CDS contract, a Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

CDSs may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. A Fund will segregate assets necessary to meet any accrued payment obligations when it is the buyer of CDSs. In cases where a Fund is a seller of a CDS, if the CDS is physically settled, the Fund will be required to segregate the full notional amount of the CDS. Such segregation will not limit a Fund’s exposure to loss.

CDS agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, illiquidity risk associated with a particular issuer, and credit risk, each of which will be similar in either case, CDSs are subject to the risk of illiquidity within the CDS market on the whole, as well as counterparty risk. A Fund will enter into CDS agreements only with counterparties that meet certain standards of creditworthiness. A Fund will only enter into CDSs for purposes of better tracking the performance of its Index.

FUTURE DEVELOPMENTS

A Fund may take advantage of opportunities in the area of options and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, a Fund will provide appropriate disclosure.

REAL ESTATE INVESTMENT TRUSTS (“REITs”)

The SPDR Dow Jones REIT ETF will invest a substantial portion of its assets in REITs and the other Equity ETFs may invest a portion of their assets in REITs. REITs pool investor’s funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties,

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increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investments in REITs may subject Fund shareholders to duplicate management and administrative fees.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended (the “Internal Revenue “Code”), or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

RATINGS

An investment grade rating means the security or issuer is rated investment grade by Moody’s, S&P, Fitch, Inc., Dominion Bond Rating Service Limited, or another credit rating agency designated as a nationally recognized statistical rating organization by the SEC, or is unrated but considered to be of equivalent quality by the Adviser or applicable Sub-Adviser.

Subsequent to purchase by a Fund, a rated security may cease to be rated or its investment grade rating may be reduced below an investment grade rating. Bonds rated lower than Baa3 by Moody’s or BBB- by S&P are below investment grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities (“lower rated securities”) are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower. See “HIGH YIELD SECURITIES” above for more information relating to the risks associated with investing in lower rated securities.

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SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in each Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

PRINCIPAL RISKS

GENERAL

Investment in a Fund should be made with an understanding that the value of a Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

The principal trading market for some of the securities in an Index may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s Shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

FUTURES AND OPTIONS TRANSACTIONS

Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market for such financial instruments. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

Each Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts, when available, in this manner. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. A Fund, however, may utilize futures and options contracts in a manner designed to limit its risk exposure to that which is comparable to what it would have incurred through direct investment in securities.

Utilization of futures transactions by a Fund involves the risk of imperfect or even negative correlation to its benchmark Index if the index underlying the futures contracts differs from the benchmark Index or if the futures contracts do not trade their index as expected. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option.

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Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

NON-PRINCIPAL RISKS

RISKS OF SWAP AGREEMENTS

Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest.

If a Fund uses a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

TAX RISKS

As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of a Fund.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when a Fund makes distributions or you sell Fund Shares.

CONTINUOUS OFFERING

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

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For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Shares of a Fund are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that a Fund’s Prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed without the approval of the holders of a majority of a Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Except with the approval of a majority of the outstanding voting securities, each Fund may not:

1. Concentrate its investments in securities of issuers in the same industry, except as may be necessary to approximate the composition of the Fund’s underlying Index1;

2. Make loans to another person except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund;

3. Issue senior securities or borrow money except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund;

4. Invest directly in real estate unless the real estate is acquired as a result of ownership of securities or other instruments. This restriction shall not preclude the Fund from investing in companies that deal in real estate or in instruments that are backed or secured by real estate;

5. Act as an underwriter of another issuer’s securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the Fund’s purchase and sale of portfolio securities; or

6. Invest in commodities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

7. With respect to the SPDR Nuveen Barclays Municipal Bond ETF, the SPDR Nuveen Barclays Short Term Municipal Bond ETF, SPDR Nuveen S&P High Yield Municipal Bond ETF and the SPDR Nuveen S&P VRDO Municipal Bond ETF invest, under normal circumstances, less than 80% of its assets in investments the income of which is exempt from federal income tax.

8. With respect to the SPDR Nuveen Barclays California Municipal Bond ETF, invest, under normal circumstances, less than 80% of its assets in investments the income of which is exempt from both federal income tax and California income tax.

[1]	The SEC Staff considers concentration to involve more than 25% of a fund’s assets to be invested in an industry or group of industries.

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9. With respect to the SPDR Nuveen Barclays New York Municipal Bond ETF, invest, under normal circumstances, less than 80% of its assets in investments the income of which is exempt from both federal income tax and New York income tax.

In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. Each Fund will not:

1. Invest in the securities of a company for the purpose of exercising management or control, provided that the Trust may vote the investment securities owned by the Fund in accordance with its views;

2. Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment; or

3. With respect to each Fund, under normal circumstances, invest less than 80% of its total assets in securities that comprise its relevant Index. Securities that have economic characteristics substantially identical to the economic characteristics of the securities that comprise the Index are included within this 80% investment policy for Fixed Income ETFs. Prior to any change in a Fund’s 80% investment policy, such Fund will provide shareholders with 60 days written notice.

4. With respect to each High Yield Bond ETF, invest, under normal circumstances, less than 80% of its net assets, plus the amount of borrowings for investment purposes, in bonds that are rated below investment grade. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days written notice.

5. With respect to the Aggregate Bond ETF, Corporate Bond ETFs, Build America Bond ETF, SPDR DB International Government Inflation-Protected Bond ETF, SPDR Barclays Emerging Markets Local Bond ETF and SPDR Nuveen S&P High Yield Municipal Bond ETF, under normal circumstances, invest less than 80% of its net assets, plus the amount of borrowings for investment purposes, in debt securities. Prior to any change in a Fund’s 80% investment policy, the Fund will provide shareholders with 60 days written notice.

6. With respect to the SPDR Barclays 1-3 Month T-Bill ETF, under normal circumstances, invest less than 80% of its net assets, plus the amount of borrowings for investment purposes, in U.S. Treasury bills. Prior to any change in the Fund’s 80% investment policy, the Fund will provide shareholders with 60 days written notice.

7. With respect to the SPDR Barclays Short Term Treasury ETF, SPDR Barclays Intermediate Term Treasury ETF and SPDR Barclays Long Term Treasury ETF, under normal circumstances, invest less than 80% of its net assets, plus the amount of borrowings for investment purposes, in U.S. Treasury securities. Prior to any change in a Fund’s 80% investment policy, the Fund will provide shareholders with 60 days written notice.

8. With respect to each International Treasury Bond ETF, under normal circumstances, invest less than 80% of its net assets, plus the amount of borrowings for investment purposes, in government bonds. Prior to any change in the Fund’s 80% investment policy, the Fund will provide shareholders with 60 days written notice.

9. With respect to the TIPS ETF, under normal circumstances, invest less than 80% of its net assets, plus the amount of borrowings for investment purposes, in inflation-indexed debt securities issued by the U.S. Treasury Department and backed by the full faith and credit of the U.S. Government. Prior to any change in the Fund’s 80% investment policy, the Fund will provide shareholders with 60 days written notice.

10. With respect to the Mortgage Backed Bond ETF, invest, under normal circumstances, less than 80% of its net assets, plus the amount of borrowings for investment purposes, in mortgage backed bonds. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days written notice. For purposes of this policy, TBA Transactions are considered mortgage backed securities.

11. With respect to the Convertible Securities ETF, invest, under normal circumstances, less than 80% of its net assets, plus the amount of borrowings for investment purposes, in convertible securities. Prior to any change in this 80% investment policy, the fund will provide shareholders with 60 days written notice.

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12. With respect to the Build America Bond ETF, under normal circumstances, invest less than 80% of its net assets, plus the amount of borrowings for investment purposes, in Build America Bonds. Prior to any change in this 80% investment policy, the fund will provide shareholders with 60 days written notice.

13. With respect to the SPDR Barclays Investment Grade Floating Rate ETF, invest, under normal circumstances, less than 80% of its net assets, plus the amount of borrowings for investment purposes, in investment grade floating rate securities. Prior to any change in the Fund’s 80% investment policy, the Fund will provide shareholders with 60 days written notice.

14. With respect to the International Corporate Bond ETF and each Corporate Bond ETF, under normal circumstances, less than 80% of its net assets, plus the amount of borrowings for investment purposes, in corporate bonds. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days written notice.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in a Fund is contained in the Prospectus under “PURCHASE AND SALE INFORMATION” and “ADDITIONAL PURCHASE AND SALE INFORMATION.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of each Fund are approved for listing and trading on the Exchange, subject to notice of issuance. The Shares trade on the Exchange at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of a Fund will continue to be met.

The Exchange may, but is not required to, remove the Shares of a Fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days; (2) the value of its underlying Index or portfolio of securities on which the Fund is based is no longer calculated or available; (3) the “indicative optimized portfolio value” (“IOPV”) of the Fund is no longer calculated or available; or (4) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust or a Fund.

The Trust reserves the right to adjust the Share price of a Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The base and trading currencies of each Fund is the U.S. dollar. The base currency is the currency in which a Fund’s net asset value per Share is calculated and the trading currency is the currency in which Shares of a Fund are listed and traded on the Exchange.

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MANAGEMENT OF THE TRUST

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “MANAGEMENT.”

Board Responsibilities. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described in this SAI, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Sub-Advisers, Distributor and Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., a Sub-Adviser is responsible for the day-to-day management of a Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a Fund, at which time the Fund’s Adviser and, if applicable, Sub-Adviser present the Board with information concerning the investment objectives, strategies and risks of the Fund, as well as proposed investment limitations for the Fund. Additionally, the Fund’s Adviser and Sub-Adviser provide the Board with an overview of, among other things, their investment philosophies, brokerage practices and compliance infrastructures. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Adviser and other service providers, such as the Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which a Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and Sub-Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, respectively, the Board meets with the Adviser and Sub-Adviser to review such services. Among other things, the Board regularly considers the Adviser’s and Sub-Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s investments.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and any Sub-Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Regular reports are made to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of each Fund’s financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

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From their review of these reports and discussions with the Adviser and Sub-Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect a Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Fund’s Adviser, Sub-Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Trustees and Officers. There are six members of the Board of Trustees, five of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”). Frank Nesvet, an Independent Trustee, serves as Chairman of the Board. The Board has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Board made this determination in consideration of, among other things, the fact that the Independent Trustees constitute a super-majority (greater than 75%) of the Board, the fact that the chairperson of each Committee of the Board is an Independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from fund management.

The Board of Trustees has three standing committees: the Audit Committee, Trustee Committee and Pricing and Investment Committee. The Audit Committee and Trustee Committee are each chaired by an Independent Trustee and composed of all of the Independent Trustees. The Pricing and Investment Committee is composed of Officers of the Trust, investment management personnel of the Adviser and senior operations and administrative personnel of State Street.

Set forth below are the names, year of birth, position with the Trust, length of term of office, and the principal occupations during the last five years and other directorships held of each of the persons currently serving as a Trustee or Officer of the Trust.

TRUSTEES

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INDEPENDENT TRUSTEES
FRANK NESVET c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1943	Independent Trustee, Chairman, Trustee Committee Chair	Term: Unlimited Served: since September 2000	Chief Executive Officer, Libra Group, Inc. (1998-present) (a financial services consulting company).	140	SPDR Index Shares Funds (Trustee); SSgA Active ETF Trust (Trustee); SSgA Master Trust (Trustee).

DAVID M. KELLY c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1938	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since September 2000	Retired.	140	Penson Worldwide Inc. (Director); CHX Holdings, Inc. and Chicago Stock Exchange (Director); SPDR Index Shares Funds (Trustee); SSgA Active ETF Trust (Trustee); SSgA Master Trust (Trustee).

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NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
BONNY EUGENIA BOATMAN c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1950	Independent Trustee	Term: Unlimited Served: since April 2010	Retired (2005-present); Managing Director, Columbia Management Group, Bank of America (1984-2005).	140	SPDR Index Shares Funds (Trustee); SSgA Active ETF Trust (Trustee); SSgA Master Trust (Trustee).

DWIGHT D. CHURCHILL c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1953	Independent Trustee	Term: Unlimited Served: since April 2010	Self-employed consultant since 2010; Head of Fixed Income and other Senior Management roles, Fidelity Investments (1993-2009).	140	Affiliated Managers Group, Inc. (Director); SPDR Index Shares Funds (Trustee); SSgA Active ETF Trust (Trustee); SSgA Master Trust (Trustee).

CARL G. VERBONCOEUR c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1952	Independent Trustee	Term: Unlimited Served: since April 2010	Self-employed consultant since 2009; Chief Executive Officer, Rydex Investments (2003-2009).	140	SPDR Index Shares Funds (Trustee); SSgA Active ETF Trust (Trustee); SSgA Master Trust (Trustee).

INTERESTED TRUSTEE
JAMES E. ROSS* SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1965	Interested Trustee	Term: Unlimited Served as Trustee: since April 2010	Chairman and Director, SSgA Funds Management, Inc. (2005-present); President, SSgA Funds Management, Inc. (2005-2012); Senior Managing Director, State Street Global Advisors (2006-present); Principal, State Street Global Advisors (2006-present).	170

SPDR Index

Shares Funds (Trustee);

Select Sector SPDR

Trust (Trustee); SSgA

Active ETF Trust

(Trustee); SSgA Master Trust (Trustee); State

Street Master Funds

(Trustee); and

State Street Institutional

Investment Trust

(Trustee).

*	Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser. Mr. Ross previously served as an Interested Trustee from November 2005 to December 2009.

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OFFICERS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
ELLEN M. NEEDHAM SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1967	President	Term: Unlimited Served: since October 2012

President and Director, SSgA

Funds Management, Inc. (June

2012-present); Chief Operating Officer, SSgA Funds

Management, Inc. (May 2010-

June 2012); Senior Managing Director, SSgA Funds

Management, Inc. (1992-

2012)*; Senior Managing

Director, State Street Global Advisors (1992-present).*

MICHAEL P. RILEY SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Vice President	Term: Unlimited Served: since February 2005	Vice President, State Street Global Advisors and SSgA Funds Management, Inc. (2008- present); Principal, State Street Global Advisors and SSgA Funds Management, Inc. (2005- 2008)

RYAN M. LOUVAR State Street Bank and Trust Company Four Copley Place, CPH0326 Boston, MA 02116 1972	Secretary	Term: Unlimited Served: since August 2008	Vice President and Senior Managing Counsel, State Street Bank and Trust Company (2005-present).*

MARK E. TUTTLE State Street Bank and Trust Company Four Copley Place, CPH0326 Boston, MA 02116 1970	Assistant Secretary	Term: Unlimited Served: since August 2007	Vice President and Counsel, State Street Bank and Trust Company (2007-present)*; Assistant Counsel, BISYS Group, Inc. (2005-2007)* (a financial services company).

SCOTT E. HABEEB State Street Bank and Trust Company Four Copley Place, CPH0326 Boston, MA 02116 1968	Assistant Secretary	Term: Unlimited Served: since August 2011	Vice President and Counsel, State Street Bank and Trust Company (2007-present)*; Legal Analyst, Verizon Communications (2004-2007).

CHAD C. HALLETT State Street Bank and Trust Company Four Copley Place, CPH03 Boston, MA 02116 1969	Treasurer	Term: Unlimited Served: since November 2010	Vice President, State Street Bank and Trust Company (2001-present)*.

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NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
MATTHEW FLAHERTY State Street Bank and Trust Company Four Copley Place, CPH03 Boston, MA 02116 1971	Assistant Treasurer	Term: Unlimited Served: since May 2005	Assistant Vice President, State Street Bank and Trust Company (1994-present)*.

LAURA F. DELL State Street Bank and Trust Company Four Copley Place, CPH03 Boston, MA 02116 1964	Assistant Treasurer	Term: Unlimited Served: since November 2007	Vice President, State Street Bank and Trust Company (2002-present)*.

JACQUELINE ANGELL State Street Bank and Trust Company 20 Churchill Place London, UK E14 5HJ 1974	Chief Compliance Officer	Term: Unlimited Served: since February 2011

Head of UK Compliance, State

Street Bank and Trust Company

(July 2012-present); Vice

President, State Street Global

Advisors and SSgA Funds

Management, Inc. (2008-June

2012); Director of Investment

Adviser Oversight, Fidelity

Investments (2006-2008).

*	Served in various capacities and/or with various affiliated companies during noted time period.

Individual Trustee Qualifications

The Board has concluded that each of the Trustees should serve on the Board because of his or her ability to review and understand information about the Funds provided to him or her by management, to identify and request other information he or she may deem relevant to the performance of his or her duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise his or her business judgment in a manner that serves the best interests of each Fund’s shareholders. The Board has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

The Board has concluded that Mr. Nesvet should serve as Trustee because of the experience he has gained serving as the Chief Executive Officer of a financial services consulting company, serving on the boards of other investment companies, and serving as chief financial officer of a major financial services company; his knowledge of the financial services industry, and the experience he has gained serving as Trustee of the Trust since 2000.

The Board has concluded that Mr. Kelly should serve as Trustee because of the experience he gained serving as the President and Chief Executive Officer of the National Securities Clearing Corporation, his previous and current directorship experience, and the experience he has gained serving as Trustee of the Trust since 2000.

The Board has concluded that Ms. Boatman should serve as Trustee because of the experience she gained serving as Managing Director of the primary investment division of one of the nation’s leading financial institutions and her knowledge of the financial services industry. Ms. Boatman was elected to serve as Trustee of the Trust in April 2010.

The Board has concluded that Mr. Churchill should serve as Trustee because of the experience he gained serving as the Head of the Fixed Income Division of one of the nation’s leading mutual fund companies and provider of financial services and his knowledge of the financial services industry. Mr. Churchill was elected to serve as Trustee of the Trust in April 2010.

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The Board has concluded that Mr. Verboncoeur should serve as Trustee because of the experience he gained serving as the Chief Executive Officer of a large financial services and investment management company, his knowledge of the financial services industry and his experience serving on the boards of other investment companies. Mr. Verboncoeur was elected to serve as Trustee of the Trust in April 2010.

The Board has concluded that Mr. Ross should serve as Trustee because of the experience he has gained in his various roles with the Adviser, his knowledge of the financial services industry, and the experience he has gained serving as Trustee of the Trust since 2005 (Mr. Ross did not serve as Trustee from December 2009 until April 2010).

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds.

REMUNERATION OF THE TRUSTEES AND OFFICERS

No officer, director or employee of the Adviser, its parent or subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust and SPDR Index Shares Funds (“SIS”), SSgA Master Trust and SSgA Active ETF Trust (together with the Trust, the “Trusts”) pay, in the aggregate, each Independent Trustee an annual fee of $132,500 plus $7,500 per in-person meeting attended. An Independent Trustee will receive $1,250 for each telephonic or video conference meeting attended. The Chair of the Board receives an additional annual fee of $37,500 and the Chair of the Audit Committee receives an additional annual fee of $15,000. The Trusts also reimburse each Independent Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings and in connection with attending industry seminars and meetings. Trustee fees are allocated between the Trusts and each of their respective series in such a manner as deemed equitable, taking into consideration the relative net assets of the series.

The table below shows the compensation that the Independent Trustees received during the Trust’s fiscal year ended June 30, 2012.

NAME OF INDEPENDENT TRUSTEE	AGGREGATE COMPENSATION FROM THE TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE TRUST AND FUND COMPLEX PAID TO TRUSTEES(1)
Frank Nesvet	$179,112	N/A	N/A	$222,500
Bonny Boatman	$148,925	N/A	N/A	$185,000
Dwight Churchill	$143,893	N/A	N/A	$178,750
David M. Kelly	$155,968	N/A	N/A	$193,750
Carl Verboncoeur	$143,893	N/A	N/A	$178,750

(1)	The Fund Complex includes the Trust.

STANDING COMMITTEES

Audit Committee. The Board has an Audit Committee consisting of all Independent Trustees. Mr. Kelly serves as Chair. The Audit Committee meets with the Trust’s independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust’s accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust’s independent auditors. The Audit Committee met four (4) times during the fiscal year ended June 30, 2012.

Trustee Committee. The Board has established a Trustee Committee consisting of all Independent Trustees. Mr. Nesvet serves as Chair. The responsibilities of the Trustee Committee are to: 1) nominate Independent Trustees; 2) review on a periodic basis the governance structures and procedures of the Funds; 3) review proposed resolutions and conflicts of interest that may arise in the business of the Funds and may have an impact on the investors of the Funds; 4) review matters that are referred to the Committee by the Chief Legal Officer or other counsel to the Trust; and 5) provide general oversight of the Funds on behalf of the investors of the Funds. The Trustee Committee met five (5) times during the fiscal year ended June 30, 2012.

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Pricing and Investment Committee. The Board also has established a Pricing and Investment Committee that is composed of Officers of the Trust, investment management personnel of the Adviser and senior operations and administrative personnel of State Street. The Pricing and Investment Committee is responsible for the valuation and revaluation of any portfolio investments for which market quotations or prices are not readily available. The Pricing and Investment Committee meets only when necessary. The Board met four (4) times during the fiscal year ended June 30, 2012 to review and ratify fair value pricing determinations of the Pricing and Investment Committee. The Pricing and Investment Committee reports to the Board on a quarterly basis.

OWNERSHIP OF FUND SHARES

As of October 1, 2012, neither the Independent Trustees nor their immediate family members owned beneficially or of record any securities in the Adviser, Sub-Advisers, Principal Underwriter or any person controlling, controlled by, or under common control with the Adviser, Sub-Adviser or Principal Underwriter.

The following table shows, as of December 31, 2011, the amount of equity securities beneficially owned by the Trustees in the Trust.

Name of Trustee	Fund	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Independent Trustees:
Frank Nesvet	None	None	None
David M. Kelly	None	None	None
Bonny Eugenia Boatman	None	None	None
Dwight D. Churchill	None	None	None
Carl G. Verboncoeur	None	None	None

Interested Trustee:
James Ross	SPDR Dow Jones Large Cap ETF	$50,001 to $100,000	Over $100,000
	SPDR Dow Jones Mid Cap ETF	$10,001 to $50,000
	SPDR S&P 400 Mid Cap Growth ETF	$10,001 to $50,000
	SPDR S&P 600 Small Cap Growth ETF	$10,001 to $50,000
	SPDR Dow Jones REIT ETF	$10,001 to $50,000
	SPDR S&P Dividend ETF	$10,001 to $50,000
	SPDR S&P Biotech ETF	$1 to $10,000
	SPDR S&P Metals & Mining ETF	$1 to $10,000
	SPDR Nuveen Barclays Short Term Municipal Bond ETF	$10,001 to $50,000
	SPDR Barclays Short Term International Treasury Bond ETF	$1 to $10,000
	SPDR Barclays High Yield Bond ETF	$10,001 to $50,000

CODES OF ETHICS

The Trust, the Adviser (which includes applicable reporting personnel of the Distributor) and the Sub-Advisers each have adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, the Sub-Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the codes of ethics).

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics, filed as exhibits to this registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at http://www.sec.gov.

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PROXY VOTING POLICIES

The Board believes that the voting of proxies on securities held by each Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Adviser for all Funds, other than the Municipal ETFs and the Build America Bond ETF which are sub-advised by Nuveen Asset Management, LLC (“Nuveen Asset Management”) and the International Corporate Bond ETF which is sub-advised by State Street Global Advisors Limited (“SSgA LTD”). The Adviser’s proxy voting policy is attached at the end of this SAI. SSgA LTD’s proxy voting policy is substantially and materially the same as the Adviser’s proxy voting policy. Information regarding how a Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available: (1) without charge by calling 1-866-787-2257; (2) on the Funds’ website at www.spdrs.com; and (3) on the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICIES – Municipal Bond ETFs

The Municipal Bond ETFs invest their assets primarily in municipal bonds and cash management securities. On rare occasions a Fund may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the Fund already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed municipal issuer, Nuveen Asset Management may pursue the Fund’s interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. Nuveen Asset Management does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940.

In the rare event that a municipal issuer were to issue a proxy or that a Fund were to receive a proxy issued by a cash management security, Nuveen Asset Management would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund’s Board or its representative. A member of Nuveen Asset Management’s legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the Securities and Exchange Commission (“SEC”) on Form N-PX, and the results provided to the Fund’s Board and made available to shareholders as required by applicable rules.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICY

The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board must approve all material amendments to this policy. The Funds’ portfolio holdings are publicly disseminated each day a Fund is open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of a Fund. The Trust, the Adviser, the Sub-Advisers or State Street will not disseminate non-public information concerning the Trust, except: (i) to a party for a legitimate business purpose related to the day-to-day operations of the Funds or (ii) to any other party for a legitimate business or regulatory purpose, upon waiver or exception.

THE INVESTMENT ADVISER

SSgA FM acts as investment adviser to the Trust and, subject to the supervision of the Board, is responsible for the investment management of each Fund. As of August 31, 2012, the Adviser managed approximately $259.06 billion. The Adviser’s principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. The Adviser, a Massachusetts corporation, is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street Global Advisors (“SSgA”), consisting of the Adviser and other investment advisory affiliates of State Street Corporation, is the investment management arm of State Street Corporation.

The Adviser serves as investment adviser to each Fund pursuant to an investment advisory agreement (“Investment Advisory Agreement”) between the Trust and the Adviser. The Investment Advisory Agreement, with respect to each Fund, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (1) the Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60 days notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of a Fund’s outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

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Under the Investment Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of each Fund’s assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund. Pursuant to the Investment Advisory Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

A discussion regarding the basis for the Board’s approval or continuation of the Investment Advisory Agreements regarding certain Funds is available in the Trust’s Semi-Annual Reports to Shareholders dated December 31, 2011 and in the Trust’s Annual Reports to Shareholders dated June 30, 2012.

For the services provided to the Funds under the Investment Advisory Agreement, each Fund pays the Adviser monthly fees based on a percentage of each Fund’s average daily net assets as set forth in each Fund’s Prospectus. From time to time, the Adviser may waive all or a portion of its fee. The Adviser pays all expenses of each Fund other than the management fee, distribution fees pursuant to the Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee’s counsel fees), acquired fund fees and expenses, litigation expenses and other extraordinary expenses.

For the past three fiscal years ended June 30, the Funds paid the following amounts to the Adviser:

FUND*	2012		2011		2010
SPDR Dow Jones Total Market ETF	$419,945		$378,883		$357,395
SPDR Dow Jones Large Cap ETF	$75,431		$78,434		$87,781
SPDR S&P 500 Large Cap Growth ETF	$412,247		$374,985		$363,641
SPDR S&P 500 Large Cap Value ETF	$298,191		$317,383		$212,623
SPDR Dow Jones Mid Cap ETF	$172,170		$153,727		$111,147
SPDR S&P 400 Mid Cap Growth ETF	$158,584		$177,501		$174,646
SPDR S&P 400 Mid Cap Value ETF	$62,072		$71,633		$44,226
SPDR S&P 600 Small Cap ETF	$187,206		$142,721		$95,317
SPDR S&P 600 Small Cap Growth ETF	$386,791		$404,410		$319,391
SPDR S&P 600 Small Cap Value ETF	$298,934		$332,973		$271,075
SPDR Global Dow ETF	$518,805		$603,727		$450,653
SPDR Dow Jones REIT ETF	$3,990,567		$3,470,994		$2,793,578
SPDR S&P Bank ETF	$4,623,794		$5,006,468		$2,994,116
SPDR S&P Capital Markets ETF	$119,185		$229,468		$301,361
SPDR S&P Insurance ETF	$448,231		$681,765		$657,522
SPDR S&P Mortgage Finance ETF	$12,048		$10,571		$18,316
SPDR S&P Regional Banking ETF	$2,687,277		$2,242,594		$2,122,073
SPDR Morgan Stanley Technology ETF	$876,199		$1,048,232		$1,155,980
SPDR S&P Dividend ETF	$27,425,060		$15,633,735		$4,594,794
SPDR S&P Aerospace & Defense ETF	$29,373	(9)	N/A	(1)	N/A	(1)
SPDR S&P Biotech ETF	$1,756,608		$1,774,250		$1,614,558
SPDR S&P Health Care Equipment ETF	$76,625		$18,018	(10)	N/A	(1)
SPDR S&P Health Care Services ETF	$21,601	(9)	N/A	(1)	N/A	(1)
SPDR S&P Homebuilders ETF	$3,474,190		$2,782,565		$2,822,893
SPDR S&P Metals & Mining ETF	$2,811,984		$3,632,270		$2,842,412
SPDR S&P Oil & Gas Equipment & Services ETF	$1,190,100		$1,493,833		$1,016,183
SPDR S&P Oil & Gas Exploration & Production ETF	$3,043,060		$2,784,112		$1,556,988
SPDR S&P Pharmaceuticals ETF	$1,033,206		$733,628		$263,133
SPDR S&P Retail ETF	$2,437,269		$2,073,742		$2,214,881
SPDR S&P Semiconductor ETF	$187,710		$392,996		$487,467
SPDR S&P Software & Services ETF	$38,839	(9)	N/A	(1)	N/A	(1)
SPDR S&P Telecom ETF	$23,656		$16,165	(10)	N/A	(1)
SPDR S&P Transportation ETF	$42,686		$18,815	(10)	N/A	(1)
SPDR Wells Fargo Preferred Stock ETF	$686,881		$428,250		$141,832	(2)
SPDR Barclays 1-3 Month T-Bill ETF	$2,211,016		$1,363,254		$1,149,470

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SPDR Barclays TIPS ETF	$1,077,751		$717,584		$631,328
SPDR Barclays Short Term Treasury	$4,197	(11)	N/A	(1)	N/A	(1)
SPDR Barclays Intermediate Term Treasury ETF	$289,066		$302,744		$268,560
SPDR Barclays Long Term Treasury ETF	$61,071		$39,644		$24,947
SPDR Barclays Short Term Corporate Bond ETF	$710,856		$309,519		$58,630	(3)
SPDR Barclays Intermediate Term Corporate Bond ETF	$339,288		$223,237		$94,734
SPDR Barclays Long Term Corporate Bond ETF	$92,947		$48,150		$29,566
SPDR Barclays Issuer Scored Corporate Bond ETF	$29,904		$4,556	(12)	N/A	(1)
SPDR Barclays Convertible Securities ETF	$3,130,557		$2,298,673		$806,304
SPDR Barclays Mortgage Backed Bond ETF	$71,085		$67,615		$22,805
SPDR Barclays Aggregate Bond ETF	$646,794		$421,526		$382,520	(4)
SPDR Nuveen Barclays Municipal Bond ETF	$2,965,692		$2,726,528		$2,394,937	(5)
SPDR Nuveen Barclays California Municipal Bond ETF	$154,386		$140,861		$114,101
SPDR Nuveen Barclays New York Municipal Bond ETF	$53,178		$51,677		$40,151
SPDR Nuveen Barclays Short Term Municipal Bond ETF	$2,870,563		$2,586,140		$1,777,783
SPDR Nuveen S&P VRDO Municipal ETF	$25,589		$20,675		$21,854	(6)
SPDR Nuveen S&P High Yield Municipal Bond ETF	$281,152		$49,248	(13)	N/A	(1)
SPDR Nuveen Barclays Build America Bond ETF	$178,484		$97,221		$4,738	(7)
SPDR DB International Government Inflation-Protected Bond ETF	$6,398,420		$5,012,357		$4,135,929
SPDR Barclays Short Term International Treasury Bond ETF	$838,741		$628,129		$357,315
SPDR Barclays International Treasury Bond ETF	$8,309,830		$6,675,354		$6,364,577
SPDR Barclays International Corporate Bond ETF	$332,499		$83,174		$3,770	(8)
SPDR Barclays Emerging Markets Local Bond ETF	$459,688		$30,884	(14)	N/A	(1)
SPDR Barclays High Yield Bond ETF	$36,935,093		$25,533,530		$13,252,956
SPDR Barclays Short Term High Yield Bond ETF	$102,436	(15)	N/A	(1)	N/A	(1)
SPDR Barclays Investment Grade Floating Rate ETF	$6,656	(11)	N/A	(1)	N/A	(1)
SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF	$2,462	(16)	N/A	(1)	N/A	(1)
SPDR BofA Merrill Lynch Crossover Corporate Bond ETF	$1,320	(16)	N/A	(1)	N/A	(1)

*	Funds not listed in the table above had not commenced operations as of June 30, 2012.
(1)	The Fund was not operational.
(2)	The Fund commenced operations on September 16, 2009.
(3)	The Fund commenced operations on December 16, 2009.
(4)	During this period, the Adviser waived $116,251 of its fees for the SPDR Barclays Aggregate Bond ETF, thus the Adviser actually received $266,269 for the period.
(5)	During this period, the Adviser waived $822,920 of its fees for the SPDR Nuveen Barclays Municipal Bond ETF, thus the Adviser actually received $1,572,017 for the period.
(6)	The Fund commenced operations on September 23, 2009.
(7)	The Fund commenced operations on May 12, 2010.
(8)	The Fund commenced operations on May 19, 2010.
(9)	The Fund commenced operations on September 28, 2011.
(10)	The Fund commenced operations on January 26, 2011.
(11)	The Fund commenced operations on November 30, 2011.
(12)	The Fund commenced operations on April 7, 2011.
(13)	The Fund commenced operations on April 14, 2011.
(14)	The Fund commenced operations on February 23, 2011.
(15)	The Fund commenced operations on March 14, 2012.
(16)	The Fund commenced operations on June 18, 2012.

Pursuant to the Advisory Agreement between the Funds and the Adviser, the Adviser is authorized to engage one or more sub-advisers for the performance of any of the services contemplated to be rendered by the Adviser. The Adviser has engaged the following sub-advisers.

INVESTMENT SUB-ADVISER – SPDR Dow Jones REIT ETF

The Adviser has retained The Tuckerman Group LLC (“Tuckerman”), an affiliate of the Adviser, as sub-adviser, to be responsible for the day to day management of the SPDR Dow Jones REIT ETF’s investments, subject to supervision of the Adviser and the Board while the Adviser will provide administrative, compliance and general management services to the Fund. It is anticipated that after December 31, 2012, Tuckerman will mo longer serve as sub-adviser to the Fund and SSgA FM will directly manage the assets of the Fund. Since its organization on April 28, 1999, Tuckerman has provided investment management services to institutional investors and other mutual funds. As of August 31, 2012, Tuckerman managed approximately $10.45 billion in assets. Tuckerman’s principal business address is 4 International Drive, Suite 230, Rye Brook, NY 10573.

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A discussion regarding the basis for the Board’s approval or continuation of the Sub-Advisory Agreement is available in the Trust’s Semi-Annual Report to Shareholders dated December 31, 2011.

In accordance with the Sub-Advisory Agreement between the Adviser and Tuckerman, the Adviser will pay Tuckerman an annual investment sub-advisory fee equal to 0% of average daily net assets up to the first $50 million in net assets and 0.05% thereafter with respect to the SPDR Dow Jones REIT ETF. For the past three fiscal years ended June 30, the Adviser paid the following amounts to Tuckerman for its services:

FUND	2012	2011	2010
SPDR Dow Jones REIT ETF	$773,780	$672,173	$536,639

INVESTMENT SUB-ADVISER- Municipal Bond ETFs

The Adviser has retained Nuveen Asset Management as sub-adviser, to be responsible for the day to day management of the Municipal Bond ETFs’ investments, subject to supervision of the Adviser and the Board. The Adviser provides administrative, compliance and general management services to the Municipal Bond ETFs. Nuveen Asset Management offers advisory and investment management services to a broad range of mutual fund clients and has extensive experience in managing municipal securities. As of June 30, 2012, Nuveen Asset Management managed approximately $212 billion in assets. Nuveen Asset Management’s principal business address is 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Asset Management is a subsidiary of Nuveen Fund Advisors, Inc., which is a subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”).

On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois (the “MDP Acquisition”).

In accordance with the Sub-Advisory Agreement between the Adviser and Nuveen Asset Management, the Adviser pays Nuveen Asset Management an annual investment sub-advisory fee equal to 45% of the advisory fees paid by the Municipal Bond ETFs to the Adviser after deducting the payments to fund service providers and fund expenses. For the past three fiscal years ended June 30, the Adviser paid the following amounts to Nuveen Asset Management for its services:

FUND	2012	2011		2010
SPDR Nuveen Barclays Municipal Bond ETF	$580,048	$552,264			$133,801	(1)
SPDR Nuveen Barclays California Municipal Bond ETF	$43,658	$33,358			$6,769	(1)
SPDR Nuveen Barclays New York Municipal Bond ETF	$15,781	$7,702			$229	(1)
SPDR Nuveen Barclays Short Term Municipal Bond ETF	$809,795	$735,676			$178,103	(1)
SPDR Nuveen S&P VRDO Municipal ETF	$8,191	$3,691			$350	(1)
SPDR Nuveen S&P High Yield Municipal Bond ETF	$87,820	$0	(2)	$	N/A
SPDR Nuveen Barclays Build America Bond ETF	$180,720	$23,015			$1,082	(3)

(1)	Nuveen Asset Management became Sub-Adviser of the Fund effective April 1, 2010.
(2)	The Fund commenced operations on April 14, 2011.
(3)	The Fund commenced operations on May 12, 2010.

A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreement is available in the Trust’s Semi-Annual Report to Shareholders dated December 31, 2011.

INVESTMENT SUB-ADVISER – SPDR Barclays International Corporate Bond ETF and SPDR Barclays Emerging Markets Local Bond ETF

The Adviser has retained SSgA LTD, as sub-adviser, to be responsible for the day to day management of the International Corporate Bond ETF and SPDR Barclays Emerging Markets Local Bond ETF’s investments, subject to supervision of the Adviser and the Board. The Adviser provides administrative, compliance and general management services to the International Corporate Bond ETF and SPDR Barclays Emerging Markets Local Bond ETF. Since 1990, SSgA LTD has been providing investment management services including managing indexed fixed income portfolios. As of August 31, 2012, SSgA LTD managed approximately $303.40 billion in assets. SSgA LTD’s principal business address is 20 Churchill Place, Canary Wharf, London, United Kingdom E14 5HJ.

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In accordance with the Sub-Advisory Agreement between the Adviser and SSgA LTD, the Adviser will pay SSgA LTD an annual investment sub-advisory fee equal to 40% of the advisory fees paid by the International Corporate Bond ETF and SPDR Barclays Emerging Markets Local Bond ETF to the Adviser after deducting the payments to fund service providers and fund expenses. For the past three fiscal years ended June 30, the Adviser paid the following amounts to SSgA LTD for its services:

FUND	2012	2011	2010
International Corporate Bond ETF	$0	$0		$0
SPDR Barclays Emerging Markets Local Bond ETF	$0	$0	$	N/A

A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreement is available in the Trust’s Annual Report to Shareholders dated June 30, 2012.

PORTFOLIO MANAGERS

The Adviser manages the Funds, and Tuckerman manages the Dow Jones REIT ETF (until December 31, 2012), NAM manages the Municipal Bond ETFs, and SSgA LTD manages the International Corporate Bond ETF and SPDR Barclays Emerging Markets Local Bond ETF, using a team of investment professionals. The professionals primarily responsible for the day-to-day portfolio management of each Fund are:

Fund	Portfolio Managers
All Equity ETFs (Excluding the SPDR Dow Jones REIT ETF through December 31, 2012)	Mike Feehily and John Tucker
SPDR Dow Jones REIT ETF	Amos J. Rogers III and Sophia Banar
SPDR Barclays 1-3 Month T-Bill ETF	Todd Bean, Steve Meier and Jeff St. Peters
SPDR Barclays TIPS ETF	Max DeSantis and Peter Breault
SPDR Barclays Short Term Treasury ETF SPDR Barclays Intermediate Term Treasury ETF SPDR Barclays Long Term Treasury ETF SPDR Barclays Mortgage Backed Bond ETF	Michael Brunell and Karen Tsang
SPDR Barclays Aggregate Bond ETF	Michael Brunell and Max DeSantis

SPDR Barclays High Yield Bond ETF

SPDR Barclays Short Term High Yield Bond ETF

SPDR Barclays Convertible Securities ETF

SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF

SPDR BofA Merrill Lynch Crossover Corporate Bond ETF

Michael Brunell, Patrick Bresnehan and Max DeSantis
SPDR DB International Government Inflation-Protected Bond ETF	Michael Brunell, Max DeSantis and Mahesh Jayakumar
SPDR Barclays Short Term International Treasury Bond ETF SPDR Barclays International Treasury Bond ETF	Michael Brunell and Mahesh Jayakumar
Municipal Bond ETFs (except SPDR Nuveen Barclays Build America Bond ETF)	Timothy Ryan and Steven Hlavin
SPDR Nuveen Barclays Build America Bond ETF	Daniel J. Close, Timothy T. Ryan and Steven M. Hlavin
SPDR Barclays Short Term Corporate Bond ETF SPDR Barclays Intermediate Term Corporate Bond ETF SPDR Barclays Long Term Corporate Bond ETF SPDR Barclays Issuer Scored Corporate Bond ETF	Patrick Bresnehan, Max DeSantis and Kyle Kelly
SPDR Barclays International Corporate Bond ETF	Stephen Yeats and John Philpot
SPDR Barclays Emerging Markets Local Bond ETF	Abhishek Kumar and John Philpot
SPDR Barclays Investment Grade Floating Rate ETF	Thomas Connelley and Peter Breault

All ETFs except SPDR Dow Jones REIT ETF, Municipal Bond ETFs, International Corporate Bond ETF and SPDR Barclays Emerging Markets Local Bond ETF. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

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Other Accounts Managed as of June 30, 2012

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)*	Pooled Investment Vehicle Accounts	Assets Managed (billions)*	Other Accounts	Assets Managed (billions)*	Total Assets Managed (billions)*
Mike Feehily	75	$77.63	250	$270.47	374	$339.69	$687.79
John Tucker	75	$77.63	250	$270.47	374	$339.69	$687.79
Todd Bean	13	$94.92	20	$108.28	110	$140.86	$340.07
Steven Meier	13	$94.92	20	$108.28	110	$140.86	$340.07
Jeff St. Peters	13	$94.92	20	$108.28	110	$140.86	$340.07
Michael Brunell	8	$18.22	70	$45.64	205	$108.86	$172.72
Max DeSantis	8	$18.22	70	$45.64	205	$108.86	$172.72
Kyle Kelly	8	$18.22	70	$45.64	205	$108.86	$172.72
Peter Breault	8	$18.22	70	$45.64	205	$108.86	$172.72
Karen Tsang	8	$18.22	70	$45.64	205	$108.86	$172.72
Patrick Bresnehan	8	$18.22	70	$45.64	205	$108.86	$172.72
Mahesh Jayakumar	8	$18.22	70	$45.64	205	$108.86	$172.72
Thomas Connelley	8	$18.22	70	$45.64	205	$108.86	$172.72

*	There are no performance fees associated with these portfolios.

The following table lists the dollar range of Fund Shares beneficially owned by portfolio managers listed above as of June 30, 2012:

Portfolio Manager	Fund	Dollar Range of Trust Shares Beneficially Owned
Mike Feehily	None	None
John Tucker	None	None
Todd Bean	None	None
Steven Meier	None	None
Jeff St. Peters	None	None
Michael Brunell	SPDR Barclays High Yield Bond ETF	$1 to $10,000
Max DeSantis	None	None
Kyle Kelly	None	None
Peter Breault	None	None
Karen Tsang	None	None
Patrick Bresnehan	None	None
Mahesh Jayakumar	None	None
Thomas Connelley	None	None
A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities. The Adviser and Tuckerman have adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser, Tuckerman and their advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation among the portfolio managers’ accounts with the same strategy.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under

55

these circumstances, a potential investment may be suitable for more than one of the portfolio managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.

A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees – the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser and Tuckerman have adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and Tuckerman and their advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

The compensation of the Adviser’s investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, the Adviser seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. The Adviser is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Adviser and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group, and in the case of investment teams, the investment performance of their strategies. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.

SPDR Dow Jones REIT ETF. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the SPDR Dow Jones REIT ETF and assets under management in those accounts as of June 30, 2012.

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)	Pooled Investment Vehicle Accounts	Assets Managed (billions)	Other Accounts	Assets Managed (billions)	Total Assets Managed (billions)
Amos J. Rogers III	7	$3.33	10	$1.94	9	$1.65	$6.92
Sophia Banar	7	$3.33	10	$1.94	9	$1.65	$6.92

The following table lists the dollar range of Fund Shares beneficially owned by the portfolio managers of the SPDR Dow Jones REIT ETF as of June 30, 2012:

	Fund	Dollar Range of Fund Shares Beneficially Owned
Amos J. Rogers III	None	None
Sophia Banar	None	None

The Tuckerman Groups’ portfolio managers are compensated through an industry competitive fixed base salary and a subjectively determined incentive bonus that is a portion of a bonus pool the aggregate of which is tied to the firm’s income generated by all accounts included within the manager’s investment strategy, including the fund. A portfolio manager is not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Tuckerman based on assets under management. Tuckerman bases incentive bonuses on income earned with respect to the investment strategy, rather than on investment performance, because the firm believes that this method aligns the portfolio manager’s interests more closely with the long-term interests of clients. Most senior professionals, including portfolio managers have ownership interests in the firm.

56

Municipal Bond ETFs. The following table lists the number and types of other accounts managed by each of the key professionals primarily involved in the day-to-day portfolio management for each Municipal Bond ETF and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

Other Accounts Managed as of June 30, 2012:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)*	Pooled Investment Vehicle Accounts	Assets Managed (billions)*	Other Accounts	Assets Managed (billions)*	Total Assets Managed (billions)*
Daniel J. Close	26	$4.68	0	$0	10	$0.08	$4.76
Timothy T. Ryan	0	$0	0	$0	6	$0.57	$0.57
Steven M. Hlavin	4	$0.73	0	$0	0	$0	$0.73

*	There are no performance fees associated with these portfolios.

The following table lists the dollar range of Fund Shares beneficially owned by portfolio managers listed above as of June 30, 2012:

Portfolio Manager	Fund	Dollar Range of Trust Shares Beneficially Owned
Daniel J. Close	None	None
Timothy T. Ryan	None	None
Steven M. Hlavin	None	None

Compensation. Portfolio manager compensation at Nuveen Asset Management consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

The portfolio managers are eligible for an annual cash bonus determined based upon the particular portfolio manager’s performance, experience and market levels of base pay for such position. The maximum potential annual cash bonus is equal to a multiple of base pay.

A portion of each portfolio manager’s annual cash bonus is based on his or her fund’s investment performance, generally measured over the past one- and three-year periods unless the portfolio manager’s tenure is shorter. Investment performance for each fund is determined by evaluating the fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

Bonus amounts can also be influenced by factors other than investment performance. These other factors are more subjective and are based on evaluations by each portfolio manager’s supervisor and reviews submitted by his or her peers. These reviews and evaluations often take into account a number of factors, including the portfolio manager’s effectiveness in communicating investment performance to shareholders and their advisors, his or her contribution to Nuveen Asset Management’s investment process and to the execution of investment strategies consistent with risk guidelines, his or her participation in asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

Investment performance is measured on a pre-tax basis, gross of fees for a Fund’s results and for its Lipper industry peer group.

Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments which entitle their holders to participate in the appreciation in the value of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

Material Conflicts of Interest. Each portfolio manager’s simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. Nuveen Asset Management, however, believes that such potential conflicts are mitigated by the fact that the Nuveen Asset Management has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best

57

price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, Nuveen Asset Management has adopted a Code of Conduct that sets forth policies regarding conflicts of interest

International Corporate Bond ETF and SPDR Barclays Emerging Markets Local Bond ETF. The following table lists the number and types of other accounts managed by each of the key professionals primarily involved in the day-to-day portfolio management for the International Corporate Bond ETF and SPDR Barclays Emerging Markets Local Bond ETF and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

Other Accounts Managed as of June 30, 2012:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)*	Pooled Investment Vehicle Accounts	Assets Managed (billions)*	Other Accounts	Assets Managed (billions)*	Total Assets Managed (billions)*
Stephen Yeats	0	$0	2	$0.06	7	$1.90	$1.96
John Philpot	2	$0.04	4	$0.32	8	$3.20	$3.56
Abhishek Kumar	2	$2.89	3	$0.47	7	$3.31	$6.67

*	There are no performance fees associated with these portfolios.

The following table lists the dollar range of Fund Shares beneficially owned by the portfolio managers of the International Corporate Bond ETF and SPDR Barclays Emerging Markets Local Bond ETF as of June 30, 2012:

Dollar Range of Fund Shares Beneficially Owned
Stephen Yeats	None
John Philpot	None
Abhishek Kumar	None

The compensation of SSgA LTD’s investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, the Adviser seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA LTD is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Adviser and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.

A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the fund. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities. SSgA LTD has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA LTD and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation among the portfolio manager’s accounts with the same strategy.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of

58

interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when portfolio managers are responsible for accounts that have different advisory fees – the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA LTD has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA LTD and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

THE ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

State Street, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as Administrator for the Trust pursuant to an administration agreement (“Administration Agreement”). Under the Administration Agreement, State Street is responsible for certain administrative services associated with day-to-day operations of the Funds.

Pursuant to the Administration Agreement, the Trust has agreed to a limitation on damages and to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws; provided, however, such indemnity of the Administrator shall not apply in the case of the Administrator’s gross negligence or willful misconduct in the performance of its duties. Under the Custodian Agreement and Transfer Agency Agreement, as described below, the Trust has also provided indemnities to State Street for certain liabilities.

State Street also serves as Custodian for each Fund pursuant to a custodian agreement (“Custodian Agreement”). As Custodian, State Street holds each Fund’s assets, calculates the net asset value of the Shares and calculates net income and realized capital gains or losses. State Street and the Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

State Street also serves as Transfer Agent of each Fund pursuant to a transfer agency agreement (“Transfer Agency Agreement”).

Compensation. As compensation for its services under the Administration Agreement, the Custodian Agreement, and Transfer Agency Agreement, State Street shall receive a fee for its services, calculated based on the average aggregate net assets of the Trust and SIS, as follows: 0.045% on the first $4.5 billion, 0.040% on the next $4.5 billion, and 0.0225% on the next $3.5 billion, and 0.0125% thereafter. For each Fund, after the first six months of operations, a $75,000 minimum fee per series applies. The greater of the minimum fee or the asset based fee will be charged. In addition, State Street shall receive global safekeeping and transaction fees, which are calculated on a per-country basis, in-kind creation (purchase) and redemption transaction fees (as described below) and revenue on certain cash balances. State Street may be reimbursed by a Fund for its out-of-pocket expenses. The Investment Advisory Agreement provides that the Adviser will pay certain operating expenses of the Trust, including the fees due to State Street under each of the Administration Agreement, the Custodian Agreement and the Transfer Agency Agreement.

THE DISTRIBUTOR

State Street Global Markets, LLC is the principal underwriter and Distributor of Shares. Its principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. Investor information can be obtained by calling 1-866-787-2257. The Distributor has entered into a distribution agreement (“Distribution Agreement”) with the Trust pursuant to which it distributes Shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under “PURCHASE AND REDEMPTION OF CREATION UNITS.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to persons purchasing Creation Units and will maintain records of both

59

orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust. The Distributor may assist Authorized Participants (as defined below) in assembling shares to purchase Creation Units or upon redemption, for which it may receive commissions or other fees from such Authorized Participants. The Distributor also receives compensation from State Street for providing on-line creation and redemption functionality to Authorized Participants through its Fund Connect application.

The Adviser or Distributor, or an affiliate of the Adviser or Distributor, may directly or indirectly make cash payments to certain broker-dealers for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by the Adviser and/or Distributor from their own resources and not from the assets of the Funds

Each Fund, except for the SPDR Dow Jones Total Market ETF, has adopted a Distribution and Service (Rule 12b-1) Plan (a “Plan”) pursuant to which payments of up to 0.25% may be made. No payments pursuant to the Plan will be made during the next twelve (12) months of operation. Under its terms, the Plan remains in effect from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the “Independent Trustees” (Trustees who are not interested persons of the Funds (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan). The Plan may not be amended to increase materially the amount to be spent for the services provided by the Distributor without approval by the shareholders of the relevant Fund to which the Plan applies, and all material amendments of the Plan also require Board approval (as described above). The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or, by a vote of a majority of the outstanding voting securities of a Fund (as such vote is defined in the 1940 Act). Pursuant to the Distribution Agreement, the Distributor will provide the Board with periodic reports of any amounts expended under the Plan and the purpose for which such expenditures were made.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, as to a Fund: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days’ notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Pursuant to agreements entered into with such persons, the Distributor will make payments under the Plan to certain broker-dealers or other persons (“Investor Services Organizations”) that enter into agreements with the Distributor in the form approved by the Board to provide distribution assistance and shareholder support, account maintenance and educational and promotional services (which may include compensation and sales incentives to the registered brokers or other sales personnel of the broker-dealer or other financial entity that is a party to an investor services agreement) (“Investor Services Agreements”). No such Investor Services Agreements will be entered into during the first twelve months of operation. Each Investor Services Agreement will be a “related agreement” under the Plan. No Investor Services Agreement will provide for annual fees of more than 0.25% of a Fund’s average daily net assets per annum attributable to Shares subject to such agreement.

Subject to an aggregate limitation of 0.25% of a Fund’s average net assets per annum, the fees paid by the Fund under the Plan will be compensation for distribution, investor services or marketing services for the Fund. To the extent the Plan fees aggregate less than 0.25% per annum of the average daily net assets of a Fund, the Fund may also reimburse the Distributor and other persons for their respective costs incurred in printing prospectuses and producing advertising or marketing material prepared at the request of the Fund. The aggregate payments under the Plan will not exceed, on an annualized basis, 0.25% of average daily net assets of a Fund.

The continuation of the Distribution Agreement, any Investor Services Agreements and any other related agreements is subject to annual approval of the Board, including by a majority of the Independent Trustees, as described above.

Each of the Investor Services Agreements will provide that it may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund, on at least 60 days’ written notice to the other party. Each of the Distribution Agreement and the Investor Services Agreements is also terminable upon 60 days’ notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act). Each Investor Services Agreement is also terminable by the applicable Investor Service Organization upon 60 days’ notice to the other party thereto.

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The allocation among the Funds of fees and expenses payable under the Distribution Agreement and the Investor Services Agreements will be made pro rata in accordance with the daily net assets of the respective Funds.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in the “Book Entry Only System” section below), DTC Participants (as defined below) and/or Investor Services Organizations.

Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor, and may indemnify Soliciting Dealers and Authorized Participants (as described below) entering into agreements with the Distributor, for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Distribution Agreement or other agreement, as applicable.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for each Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude a Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund’s Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

In selecting a broker/dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution and does not take the sale of Fund Shares into account. The Adviser considers the full range of brokerage services applicable to a particular transaction that may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser will also use electronic crossing networks when appropriate.

The Adviser does not currently use the Funds’ assets for, or participate in, third party soft dollar arrangements, although the Adviser may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser does not “pay up” for the value of any such proprietary research. The Adviser may aggregate trades with clients of SSgA, whose commission dollars may be used to generate soft dollar credits for SSgA. Although the Adviser’s clients’ commissions are not used for third party soft dollars, the Adviser’s and SSgA’s clients may benefit from the soft dollar products/services received by SSgA.

The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is prompt execution of orders at the most favorable net price.

The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation.

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The table below shows the aggregate dollar amount of brokerage commissions paid by the Equity ETFs for the fiscal years ended June 30. None of the brokerage commissions paid were paid to affiliated brokers and the Fixed Income ETFs (except SPDR Barclays Convertible Securities ETF) did not pay any brokerage commissions. Brokerage commissions paid by a Fund may be substantially different from year to year for multiple reasons, including market volatility and the demand for a particular Fund.

FUND(1)	2012	2011	2010
SPDR Dow Jones Total Market ETF	$15,332	$3,996	$2,484
SPDR Dow Jones Large Cap ETF	$64	$83	$586
SPDR S&P 500 Growth ETF	$227	$88	$486
SPDR S&P 500 Value ETF	$1,263	$569	$5,263
SPDR Dow Jones Mid Cap ETF	$884	$392	$339
SPDR S&P 400 Mid Cap Growth ETF	$629	$1,100	$913
SPDR S&P 400 Mid Cap Value ETF	$648	$228	$212
SPDR S&P 600 Small Cap ETF	$46	$244	$182
SPDR S&P 600 Small Cap Growth ETF	$207	$3,123	$1,620
SPDR S&P 600 Small Cap Value ETF	$838	$1,904	$930
SPDR Global Dow ETF	$5,759	$51,904	$1,324
SPDR Dow Jones REIT ETF	$19,355	$54,001	$21,899
SPDR S&P Bank ETF	$17,346	$8,938	$11,553
SPDR S&P Capital Markets ETF	$383	$444	$102
SPDR S&P Insurance ETF	$1,214	$981	$1,107
SPDR S&P Mortgage Finance ETF(2)	$60	$220	$360
SPDR S&P Regional Banking ETF	$10,529	$22,014	$33,100
SPDR Morgan Stanley Technology ETF	$3,284	$1,101	$4,867
SPDR S&P Dividend ETF	$147,267	$74,902	$292,462
SPDR S&P Aerospace & Defense ETF(3)	$44	N/A	N/A
SPDR S&P Biotech ETF	$1,312	$24,008	$10,161
SPDR S&P Health Care Equipment ETF(4)	$40	$38	N/A
SPDR S&P Health Care Services ETF(3)	$172	N/A	N/A
SPDR S&P Homebuilders ETF	$7,240	$6,219	$102,951
SPDR S&P Metals & Mining ETF	$5,971	$9,325	$1,592
SPDR S&P Oil & Gas Equipment & Services ETF	$57	$3,854	$1,232
SPDR S&P Oil & Gas Exploration & Production ETF	$15,091	$15,028	$1,591
SPDR S&P Pharmaceuticals ETF	$706	$3,147	$657
SPDR S&P Retail ETF	$4,254	$7,662	$5,839
SPDR S&P Semiconductor ETF	$300	$583	$1,406
SPDR S&P Software Services ETF(3)	$173	N/A	N/A
SPDR S&P Telecom ETF(4)	$281	$38	N/A
SPDR S&P Transportation ETF(4)	$8	$0	N/A
SPDR Wells Fargo Preferred Stock (5)	$68,135	$22,908	$13,343
SPDR Barclays Convertible Securities ETF	$17,783	$54,643	$80,131

(1)	Equity ETFs not listed in the table above had not commenced operations as of June 30, 2012.
(2)	The Fund commenced operations on April 29, 2009.
(3)	The Fund commenced operations on September 28, 2011.
(4)	The Fund commenced operations on January 26, 2011.
(5)	The Fund commenced operations on September 16, 2009.

Securities of “Regular Broker-Dealer.” Each Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares.

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Holdings in Securities of Regular Broker-Dealers as of June 30, 2012.

Citigroup, Inc.	$119,414,455
JP Morgan Chase & Co.	$99,564,992
Bank of America Corp.	$94,889,633
The Goldman Sachs Group, Inc.	$50,768,920
Morgan Stanley & Co., Inc.	$36,782,935
Barclays	$27,491,560
Deutsche Bank	$21,964,398
Merrill Lynch & Co., Inc.	$13,324,947
RBC Capital Markets Corp.	$10,486,032
Nomura Holdings, Inc.	$185,141

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses or transaction costs. The portfolio turnover rate for each Fund is expected to be under 100%, except with respect to the SPDR Barclays Aggregate Bond ETF, SPDR Barclays 1-3 Month T-Bill ETF, SPDR Barclays Mortgage Backed Bond ETF, SPDR Nuveen Barclays Build America Bond ETF and SPDR Barclays Short Term Intermediate Treasury ETF which may experience significantly higher turnover. Funds may also experience higher portfolio turnover when migrating to a different benchmark index. The overall reasonableness of brokerage commissions and transaction costs is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions and transaction costs paid by other institutional investors for comparable services.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “ADDITIONAL PURCHASE AND SALE INFORMATION.”

The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust, either directly or through a third party service, shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust, either directly or through a third party service, shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant and/or third party service a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

63

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Although the Funds do not have information concerning their beneficial ownership held in the names of DTC Participants, as of October 5, 2012, the names, addresses and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding Shares of the Funds were as follows:

Fund	Name and Address	Percentage of Ownership
SPDR Dow Jones Total Market ETF	The Bank of New York Mellon/ Mellon Trust of New England, NA Three Mellon Bank Center Pittsburgh, PA 15259	61.66%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	10.34%

	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	5.40%

SPDR Dow Jones Large Cap ETF	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	50.89%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street Jersey City, NJ 07302	11.42%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	8.68%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.83%

SPDR S&P 500 Growth ETF	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	38.73%

64

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	9.76%

	LPL Financial Corporation 9785 Towne Centre Drive San Diego, CA 92121	7.27%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street Jersey City, NJ 07302	7.14%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	5.48%

	UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086	5.26%

SPDR S&P 500 Value ETF	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	24.85%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	11.96%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street Jersey City, NJ 07302	11.77%

	UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086	8.51%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	8.36%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	7.24%

SPDR Dow Jones Mid Cap ETF	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	25.57%

	First Clearing LLC 1 North Jefferson Ave. St. Louis, MO 63103	14.50%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	7.79%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street Jersey City, NJ 07302	7.33%

65

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.26%

	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286	5.32%

SPDR S&P 400 Mid Cap Growth ETF	LPL Financial Corporation 9785 Towne Centre Drive San Diego, CA 92121	21.36%

	First Clearing LLC 1 North Jefferson Ave. St. Louis, MO 63103	11.03%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	9.45%

	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	8.86%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	8.75%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street Jersey City, NJ 07302	8.31%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	7.89%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.08%

SPDR S&P 400 Mid Cap Value ETF	National Financial Services Corporation 200 Liberty Street New York, NY 10281	16.02%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	10.33%

	UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086	8.44%

	First Clearing LLC 1 North Jefferson Ave. St. Louis, MO 63103	7.76%

66

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	9.95%

	JPMorgan Chase Bank, National Association 14201 Dallas Parkway Chase International Plaza Dallas, TX 75254	5.92%

	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	5.56%

SPDR S&P 600 Small Cap ETF	The Bank of New York Mellon/ Mellon Trust of New England, NA Three Mellon Bank Center Pittsburgh, PA 15259	46.12%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	14.12%

	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	8.29%

SPDR S&P 600 Small Cap Growth ETF	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	24.24%

	Merrill Lynch, Pierce, Fenner & Smith Inc.* 101 Hudson Street Jersey City, NJ 07302	13.97%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	10.45%

	LPL Financial Corporation 9785 Towne Centre Drive San Diego, CA 92121	8.45%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.83%

	First Clearing LLC 1 North Jefferson Ave. St. Louis, MO 63103	5.31%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	5.19%

SPDR S&P 600 Small Cap Value ETF	National Financial Services Corporation 200 Liberty Street New York, NY 10281	19.59%

	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	18.47%

67

	Merrill Lynch, Pierce, Fenner & Smith Inc.* 101 Hudson Street Jersey City, NJ 07302	6.27%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.96%

	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733	5.88%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.75%

	First Clearing LLC 1 North Jefferson Ave. St. Louis, MO 63103	5.12%

SPDR Global Dow ETF	Merrill Lynch, Pierce, Fenner & Smith Inc.* 101 Hudson Street Jersey City, NJ 07302	18.10%

	Brown Brothers Harriman & Co. 525 Washington Blvd. Jersey City, NJ 07310	12.99%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	7.84%

	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	6.67%

	JPMorgan Chase Bank, National Association 14201 Dallas Parkway Chase International Plaza Dallas, TX 75254	6.61%

	First Clearing LLC 1 North Jefferson Ave. St. Louis, MO 63103	5.71%

	American Enterprise Investment Services Inc. 2723 Ameriprise Financial Center Minneapolis, MN 55474	5.33%

	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286	5.06%

SPDR Dow Jones REIT ETF	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	11.63%

68

	Wells Fargo Bank, National Association 733 Marquette Avenue South Minneapolis, MN 55479	11.23%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	8.77%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	8.76%

	Northern Trust Company (The) 50 South LaSalle Street Chicago, IL 60675	8.56%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	5.00%

SPDR S&P Bank ETF	Goldman, Sachs & Co. 180 Maiden Lane New York, NY 10038	17.06%

	Brown Brothers Harriman & Co. 525 Washington Blvd. Jersey City, NJ 07310	12.65%

	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286	9.87%

	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	8.54%

	Citibank, N.A. 3800 Citigroup Center Tampa Tampa, FL 33610	6.87%

	State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	5.41%

SPDR S&P Capital Markets ETF	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	20.67%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	14.41%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	7.99%

	Northern Trust Company (The) 50 South LaSalle Street Chicago, IL 60675	7.04%

69

	Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street Jersey City, NJ 07302	5.74%

	First Clearing LLC 1 North Jefferson Ave. St. Louis, MO 63103	5.16%

SPDR S&P Insurance ETF	Merrill Lynch, Pierce, Fenner & Smith Inc.* 101 Hudson Street Jersey City, NJ 07302	14.08%

	Brown Brothers Harriman & Co. 525 Washington Blvd. Jersey City, NJ 07310	13.71%

	Citibank, N.A. 3800 Citigroup Center Tampa Tampa, FL 33610	12.36%

	Goldman, Sachs & Co. 180 Maiden Lane New York, NY 10038	9.42%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	8.55%

	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	8.45%

	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286	5.85%

	JPMorgan Chase Bank, National Association 14201 Dallas Parkway Chase International Plaza Dallas, TX 75254	5.01%

SPDR S&P Mortgage Finance ETF	Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street Jersey City, NJ 07302	40.80%

	CIBC World Markets, Inc. 161 Bay Street, 10th Floor Toronto, Ontario M5J 2S8 CANADA	25.60%

	Timber Hill LLC Two Pickwick Plaza Greenwich, CT 06830	14.19%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	8.84%

70

SPDR S&P Regional Banking ETF	Brown Brothers Harriman & Co. 525 Washington Blvd. Jersey City, NJ 07310	22.27%

	Citibank, N.A. 3800 Citigroup Center Tampa Tampa, FL 33610	7.30%

	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	6.97%

	U.S. Bank N.A. 1555 North River Center, Suite 210 Milwaukee, WI 53212	6.92%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	5.01%

SPDR Morgan Stanley Technology ETF	Northern Trust Company (The) 50 South LaSalle Street Chicago, IL 60675	41.11%

	First Clearing LLC 1 North Jefferson Ave. St. Louis, MO 63103	9.37%

	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	8.88%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	6.84%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	5.67%

	BMO Harris Bank NA/Trust 11270 W. Park Place Milwaukee, WI 53224	5.33%

SPDR S&P Dividend ETF	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	20.64%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	9.29%

	State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	6.32%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	5.46%

71

SPDR S&P Aerospace & Defense ETF	Deutsche Bank Securities Inc. 1251 Avenue of the Americas New York, NY 10020	22.72%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	21.96%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street Jersey City, NJ 07302	12.61%

	UBS Securities LLC 677 Washington Boulevard Stamford, CT 06912	12.61%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	10.09%

	First Clearing LLC 1 North Jefferson Ave. St. Louis, MO 63103	8.05%

SPDR S&P Biotech ETF	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	13.01%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	12.55%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	8.79%

	First Clearing LLC 1 North Jefferson Ave. St. Louis, MO 63103	5.21%

SPDR S&P Health Care Equipment ETF	Merrill Lynch, Pierce, Fenner & Smith Inc.* 101 Hudson Street Jersey City, NJ 07302	28.40%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	18.65%

	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	9.01%

	UBS Securities LLC 677 Washington Boulevard Stamford, CT 06912	7.23%

	First Clearing LLC 1 North Jefferson Ave. St. Louis, MO 63103	6.90%

72

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.41%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	5.06%

SPDR S&P Health Care Services ETF	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	33.37%

	Timber Hill LLC Two Pickwick Plaza Greenwich, CT 06830	17.47%

	First Clearing LLC 1 North Jefferson Ave. St. Louis, MO 63103	12.79%

	UBS Securities LLC 677 Washington Boulevard Stamford, CT 06912	12.13%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street Jersey City, NJ 07302	6.25%

SPDR S&P Homebuilders ETF	Brown Brothers Harriman & Co. 525 Washington Blvd. Jersey City, NJ 07310	19.64%

	Citibank, N.A. 3800 Citigroup Center Tampa Tampa, FL 33610	8.61%

	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	7.45%

	JPMorgan Chase Bank, National Association 14201 Dallas Parkway Chase International Plaza Dallas, TX 75254	6.98%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	6.90%

SPDR S&P Metals & Mining ETF	Brown Brothers Harriman & Co. 525 Washington Blvd. Jersey City, NJ 07310	14.82%

	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	7.89%

	State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	7.32%

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	National Financial Services Corporation 200 Liberty Street New York, NY 10281	5.19%

SPDR S&P Oil & Gas Equipment & Services ETF	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	22.24%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	11.89%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street Jersey City, NJ 07302	5.75%

	Brown Brothers Harriman & Co. 525 Washington Blvd. Jersey City, NJ 07310	5.53%

SPDR S&P Oil & Gas Exploration & Production ETF	Brown Brothers Harriman & Co. 525 Washington Blvd. Jersey City, NJ 07310	36.92%

	State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	6.93%

	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	6.71%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	5.70%

SPDR S&P Pharmaceuticals ETF	Brown Brothers Harriman & Co. 525 Washington Blvd. Jersey City, NJ 07310	27.96%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	13.31%

	First Clearing LLC 1 North Jefferson Ave. St. Louis, MO 63103	10.35%

	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	9.14%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	7.57%

74

SPDR S&P Retail ETF	State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	25.30%

	Barclays Capital, Inc./LE 70 Hudson Street Jersey City, NJ 07302	9.26%

	Citibank, N.A. 3800 Citigroup Center Tampa Tampa, FL 33610	7.08%

	First Clearing LLC 1 North Jefferson Ave. St. Louis, MO 63103	5.61%

SPDR S&P Semiconductor ETF	Merrill Lynch, Pierce, Fenner & Smith Inc.* 101 Hudson Street Jersey City, NJ 07302	13.61%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	13.56%

	Goldman, Sachs & Co. 180 Maiden Lane New York, NY 10038	13.15%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	9.97%

	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	7.26%

	Citibank, N.A. 3800 Citigroup Center Tampa Tampa, FL 33610	5.92%

	First Clearing LLC 1 North Jefferson Ave. St. Louis, MO 63103	5.36%

SPDR S&P Software & Services	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	23.42%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street Jersey City, NJ 07302	17.72%

	Morgan, Keegan & Company, Inc. 50 North Front Street, 4th Floor Memphis, TN 38103	12.53%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	10.91%

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	First Clearing LLC 1 North Jefferson Ave. St. Louis, MO 63103	8.76%

	Deutsche Bank Securities Inc. 1251 Avenue of the Americas New York, NY 10020	6.99%

SPDR S&P Telecom ETF	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	15.58%

	Merrill Lynch, Pierce, Fenner & Smith Inc.* 101 Hudson Street Jersey City, NJ 07302	15.39%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	11.69%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	9.47%

	Goldman, Sachs & Co. 180 Maiden Lane New York, NY 10038	8.30%

	First Clearing LLC 1 North Jefferson Ave. St. Louis, MO 63103	6.59%

	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	6.44%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.15%

SPDR S&P Transportation ETF	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	30.35%

	UBS Securities LLC 677 Washington Boulevard Stamford, CT 06912	14.93%

	First Clearing LLC 1 North Jefferson Ave. St. Louis, MO 63103	13.51%

	Goldman, Sachs & Co. 180 Maiden Lane New York, NY 10038	9.72%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street Jersey City, NJ 07302	5.59%

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SPDR Wells Fargo Preferred Stock ETF	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	13.39%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	11.68%

	First Clearing LLC 1 North Jefferson Ave. St. Louis, MO 63103	11.36%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street Jersey City, NJ 07302	9.87%

	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	7.95%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	7.53%

	State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	5.80%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.34%

SPDR Barclays 1-3 Month T-Bill ETF	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	27.69%

	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	12.22%

	UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086	8.89%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street Jersey City, NJ 07302	8.24%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	7.85%

	First Clearing LLC 1 North Jefferson Ave. St. Louis, MO 63103	5.43%

SPDR Barclays TIPS ETF	The Bank of New York Mellon/ Mellon Trust of New England, NA Three Mellon Bank Center Pittsburgh, PA 15259	24.27%

77

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	9.83%

	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	9.24%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street Jersey City, NJ 07302	7.10%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	6.18%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.65%

	State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	5.03%

SPDR Barclays Short Term Treasury ETF	RBC Capital Markets Corporation 3 World Financial Center 200 Vesey St. New York, NY 10281	42.59%

	City National Bank 12555 West Jefferson Blvd. Los Angeles, CA 90066	21.64%

	J.P. Morgan Clearing Corp. 245 Park Avenue New York, NY 10167	12.42%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street Jersey City, NJ 07302	8.78%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	5.50%

SPDR Barclays Intermediate Term Treasury ETF	Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street Jersey City, NJ 07302	35.08%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	26.39%

	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	5.98%

78

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	5.44%

SPDR Barclays Long Term Treasury ETF	Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street Jersey City, NJ 07302	17.15%

	UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086	14.25%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	11.80%

	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	11.59%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	6.94%

	First Clearing LLC 1 North Jefferson Ave. St. Louis, MO 63103	5.18%

SPDR Barclays Short Term Corporate Bond ETF	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	31.94%

	State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	21.13%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	9.56%

	The Bank of New York Mellon/ Mellon Trust of New England, NA Three Mellon Bank Center Pittsburgh, PA 15259	7.64%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street Jersey City, NJ 07302	5.19%

SPDR Barclays Intermediate Term Corporate Bond ETF	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286	13.85%

	UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086	13.79%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	11.46%

79

	First Clearing LLC 1 North Jefferson Ave. St. Louis, MO 63103	7.95%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	7.52%

	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	6.30%

	The Bank of New York Mellon/ Mellon Trust of New England, NA Three Mellon Bank Center Pittsburgh, PA 15259	6.19%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street Jersey City, NJ 07302	5.67%

SPDR Barclays Long Term Corporate Bond ETF	First Clearing LLC 1 North Jefferson Ave. St. Louis, MO 63103	10.83%

	State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	10.02%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street Jersey City, NJ 07302	9.49%

	PNC Bank, N.A. 8800 Tinicum Boulevard Philadelphia, PA 19153	7.03%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	6.63%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	5.87%

	Bank of America N.A./ GWIM TRUST OPERATIONS 414 N. Akard Street, 5th Floor Dallas, TX 75201	5.31%

SPDR Barclays Issuer Scored Corporate Bond ETF	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	58.31%

	Merrill Lynch, Pierce, Fenner & Smith Inc.* 101 Hudson Street Jersey City, NJ 07302	13.90%

	Wedbush Securities Inc. 1000 Wilshire Boulevard Los Angeles, CA 90017	7.46%

80

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	7.03%

SPDR Barclays Convertible Securities ETF	State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	7.57%

	Brown Brothers Harriman & Co. 525 Washington Blvd. Jersey City, NJ 07310	7.47%

	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286	7.38%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	6.75%

	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	6.26%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	6.16%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street Jersey City, NJ 07302	5.21%

SPDR Barclays Mortgage Backed Bond ETF	Brown Brothers Harriman & Co. 525 Washington Blvd. Jersey City, NJ 07310	43.58%

	Merrill Lynch, Pierce, Fenner & Smith Inc.* 101 Hudson Street Jersey City, NJ 07302	16.56%

	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	9.21%

	First Clearing LLC 1 North Jefferson Ave. St. Louis, MO 63103	8.70%

SPDR Barclays Aggregate Bond ETF	The Bank of New York Mellon/ Mellon Trust of New England, NA Three Mellon Bank Center Pittsburgh, PA 15259	47.12%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	11.41%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.01%

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SPDR Nuveen Barclays Municipal Bond ETF	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	19.24%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street Jersey City, NJ 07302	12.10%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	11.75%

	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	9.03%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	8.29%

	U.S. Bank N.A. 1555 North River Center, Suite 210 Milwaukee, WI 53212	6.87%

	UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086	6.08%

SPDR Nuveen Barclays California Municipal Bond ETF	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	33.92%

	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286	14.83%

	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	13.84%

	First Clearing LLC 1 North Jefferson Ave. St. Louis, MO 63103	6.70%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street Jersey City, NJ 07302	5.83%

SPDR Nuveen Barclays New York Municipal Bond ETF	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	21.06%

	Merrill Lynch, Pierce, Fenner & Smith Inc.* 101 Hudson Street Jersey City, NJ 07302	16.80%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	7.91%

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	First Clearing LLC 1 North Jefferson Ave. St. Louis, MO 63103	6.54%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.71%

SPDR Nuveen Barclays Short Term Municipal Bond ETF	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	15.48%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street Jersey City, NJ 07302	13.51%

	PNC Bank, N.A. 8800 Tinicum Boulevard Philadelphia, PA 19153	8.33%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	8.10%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	7.82%

	First Clearing LLC 1 North Jefferson Ave. St. Louis, MO 63103	7.41%

	UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086	5.00%

SPDR Nuveen S&P High Yield Municipal Bond ETF	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	23.66%

	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	15.13%

	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286	10.25%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	9.87%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	7.18%

SPDR Nuveen S&P VRDO Municipal Bond ETF	Merrill Lynch, Pierce, Fenner & Smith Inc.* 101 Hudson Street Jersey City, NJ 07302	23.97%

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	National Financial Services Corporation 200 Liberty Street New York, NY 10281	19.92%

	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	16.33%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	9.03%

	First Clearing LLC 1 North Jefferson Ave. St. Louis, MO 63103	6.77%

	Goldman Sachs Execution & Clearing, L.P. 30 Hudson Street, 4th Floor Jersey City, NJ 07302	5.06%

SPDR Nuveen Barclays Build America Bond ETF	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	15.96%

	RBC Capital Markets Corporation 3 World Financial Center 200 Vesey St. New York, NY 10281	9.27%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	9.09%

	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	7.80%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street Jersey City, NJ 07302	7.19%

	First Clearing LLC 1 North Jefferson Ave. St. Louis, MO 63103	6.37%

	J.P. Morgan Clearing Corp. 245 Park Avenue New York, NY 10167	5.47%

SPDR DB International Government Inflation-Protected Bond ETF	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	13.64%

	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	13.14%

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	National Financial Services Corporation 200 Liberty Street New York, NY 10281	12.91%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.69%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street Jersey City, NJ 07302	6.19%

	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286	5.50%

SPDR Barclays Short Term International Treasury Bond ETF	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	19.69%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	17.98%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street Jersey City, NJ 07302	15.73%

	SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456	10.87%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	9.86%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	5.21%

SPDR Barclays International Treasury Bond ETF	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	18.75%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street Jersey City, NJ 07302	10.34%

	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	9.56%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	8.71%

	First Clearing LLC 1 North Jefferson Ave. St. Louis, MO 63103	7.48%

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	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.40%

SPDR Barclays International Corporate Bond ETF	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	20.51%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	11.42%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	7.57%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	7.03%

	First Clearing LLC 1 North Jefferson Ave. St. Louis, MO 63103	6.77%

	State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	6.45%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street Jersey City, NJ 07302	6.26%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.65%

	American Enterprise Investment Services Inc. 2723 Ameriprise Financial Center Minneapolis, MN 55474	5.11%

SPDR Barclays Emerging Markets Local Bond ETF	National Financial Services Corporation 200 Liberty Street New York, NY 10281	25.18%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	11.63%

	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	10.01%

	American Enterprise Investment Services Inc. 2723 Ameriprise Financial Center Minneapolis, MN 55474	9.51%

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	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	9.27%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street Jersey City, NJ 07302	6.51%

SPDR Barclays High Yield Bond ETF	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	10.00%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	9.02%

	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286	8.72%

	First Clearing LLC 1 North Jefferson Ave. St. Louis, MO 63103	7.50%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	7.12%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street Jersey City, NJ 07302	5.23%

SPDR Barclays Short Term High Yield Bond ETF	First Clearing LLC 1 North Jefferson Ave. St. Louis, MO 63103	26.35%

	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	12.32%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	9.59%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street Jersey City, NJ 07302	6.15%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	5.71%

	State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	5.45%

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	National Financial Services Corporation 200 Liberty Street New York, NY 10281	5.38%

SPDR Barclays Investment Grade Floating Rate ETF	Goldman, Sachs & Co. 180 Maiden Lane New York, NY 10038	36.46%

	Knight Capital Americas LLC 545 Washington Blvd. Jersey City, NJ 07310	13.35%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street Jersey City, NJ 07302	11.87%

	Schwab (Charles) & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	9.09%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	5.18%

SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF	Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street Jersey City, NJ 07302	95.78%

SPDR BofA Merrill Lynch Crossover Corporate Bond ETF	Deutsche Bank Securities Inc. 1251 Avenue of the Americas New York, NY 10020	41.88%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street Jersey City, NJ 07302	23.21%

	Morgan Stanley & Co. LLC 1 Pierrepont Plaza, 5th Floor Brooklyn, NY 11201	8.54%

	LPL Financial Corporation 9785 Towne Centre Drive San Diego, CA 92121	5.79%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.46%

*	Percentages referenced in this table for Merrill Lynch may also include Shares held at ML SFKPG.

An Authorized Participant (as defined below) may hold of record more than 25% of the outstanding Shares of a Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of a Fund, may be affiliated with an index provider, may be deemed to have control of the applicable Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or another affiliate of State Street (the “Agent”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned Shares of a Fund. In such cases, the Agent shall mirror vote (or abstain from voting) such Shares in the same proportion as all other beneficial owners of the Fund.

The Trustees and Officers of the Trust, as a group, own less than 1% of the Trust’s voting securities as of the date of this SAI.

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PURCHASE AND REDEMPTION OF CREATION UNITS

Each Fund issues and redeems its Shares on a continuous basis, at net asset value, only in a large specified number of Shares called a “Creation Unit,” either principally in-kind for securities included in the relevant Index or in cash for the value of such securities. The principal consideration for creations and redemptions for each Equity ETF is in-kind. The principal consideration for creations and redemptions for each Fixed Income ETF set forth in the table below:

FUND	CREATION*	REDEMPTION*
SPDR Barclays 1-3 Month T-Bill ETF	In-Kind	In-Kind
SPDR Barclays TIPS ETF	In-Kind	In-Kind
SPDR Barclays Short Term Treasury ETF	In-Kind	In-Kind
SPDR Barclays Intermediate Term Treasury ETF	In-Kind	In-Kind
SPDR Barclays Long Term Treasury ETF	In-Kind	In-Kind
SPDR Barclays Short Term Corporate Bond ETF	In-Kind	In-Kind
SPDR Barclays Intermediate Term Corporate Bond ETF	In-Kind	In-Kind
SPDR Barclays Long Term Corporate Bond ETF	In-Kind	In-Kind
SPDR Barclays Issuer Scored Corporate Bond ETF	In-Kind	In-Kind
SPDR Barclays Convertible Securities ETF	In-Kind	In-Kind
SPDR Barclays Mortgage Backed Bond ETF	In-Kind**	In-Kind**
SPDR Barclays Aggregate Bond ETF	In-Kind**	In-Kind**
SPDR Nuveen Barclays Municipal Bond ETF	Cash	In-Kind
SPDR Nuveen Barclays California Municipal Bond ETF	Cash	In-Kind
SPDR Nuveen Barclays New York Municipal Bond ETF	Cash	In-Kind
SPDR Nuveen Barclays Short Term Municipal Bond ETF	Cash	In-Kind
SPDR Nuveen S&P VRDO Municipal Bond ETF	Cash	In-Kind
SPDR Nuveen S&P High Yield Municipal Bond ETF	Cash	In-Kind
SPDR Nuveen Barclays Build America Bond ETF	Cash	In-Kind
SPDR DB International Government Inflation-Protected Bond ETF	In-Kind	In-Kind
SPDR Barclays Short Term International Treasury Bond ETF	In-Kind	In-Kind
SPDR Barclays International Treasury Bond ETF	In-Kind	In-Kind
SPDR Barclays International Corporate Bond ETF	In-Kind	In-Kind
SPDR Barclays Emerging Markets Local Bond ETF	In-Kind	In-Kind
SPDR Barclays High Yield Bond ETF	In-Kind	In-Kind
SPDR Barclays Short Term High Yield Bond ETF	In-Kind	In-Kind
SPDR Barclays Investment Grade Floating Rate ETF	In-Kind	In-Kind
SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF	In-Kind	In-Kind
SPDR BofA Merrill Lynch Crossover Corporate Bond ETF	In-Kind	In-Kind

*	May be revised at any time without notice. Funds that effect redemptions principally for cash, rather than primarily in-kind, may be less tax efficient than investments in conventional ETFs.
**	Cash is to be provided in lieu of TBA positions.

GENERAL. To be eligible to place orders with respect purchases (i.e., creations) and redemptions of Creation Units, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “BOOK ENTRY ONLY SYSTEM”), and, with respect to the Fixed Income ETFs (except with respect to the International Treasury Bond ETFs), has the ability to clear through the Federal Reserve System. In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Principal Underwriter and the Transfer Agent, and that has been accepted by the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below) and any other applicable fees, taxes and additional variable charge.

All orders, including non-standard orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units or an order to redeem Creation Units is received and accepted is referred to as the “Order Placement Date.” The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time.

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If the order is not placed in proper form as required, the Fund Deposit or Shares, as applicable, are not received in a timely manner by the Settlement Date (typically required by 2:00 p.m. ET) or the other terms and conditions set forth in the Participant Agreement are not followed by the Authorized Participant, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. On days when the Exchange or the bond markets close earlier than normal, a Fund may require orders to be placed earlier in the day An order is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor and/or Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the order by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Creation Units or to redeem Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

PURCHASE (CREATION). The Trust issues and sells Shares of each Fund only: in Creation Units on a continuous basis through the Principal Underwriter, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day (as defined below), in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). A “Business Day” with respect to a Fund is, generally, any day on which the NYSE is open for business, although Fixed Income ETFs will also not be open for orders on Veterans Day and Columbus Day.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of a Fund generally consists of either (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in the relevant Fund’s benchmark Index and the Cash Component (defined below), computed as described below or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and the “Cash Component,” computed as described below. When accepting purchases of Creation Units for cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund. The “Cash Component,” which in the case of the SPDR S&P Dividend ETF includes a Dividend Equivalent Payment, is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. The “Dividend Equivalent Payment” enables a Fund (and, in particular, the SPDR S&P Dividend ETF) to make a complete distribution of dividends on the day preceding the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of the Fund (“Dividend Securities”) with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Dividend Securities had been held by the Fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the day preceding the next ex-dividend date. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Custodian, through NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

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The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for each Fund changes as rebalancing adjustments, interest payments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of a Fund’s Index.

The Trust intends to require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security that is a TBA transaction. The amount of cash contributed will be equivalent to the price of the TBA transaction listed as a Deposit Security. In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security, including, without limitation, situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or (v) in certain other situations (collectively, “non-standard orders”). The Trust also reserves the right to: (i) permit or require the substitution of Deposit Securities in lieu of Deposit Cash; and (ii) include or remove Deposit Securities from the basket in anticipation of index rebalancing changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject Index being tracked by the relevant Fund or resulting from certain corporate actions.

PROCEDURES FOR PURCHASE OF CREATION UNITS. Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate securities and municipal securities), through a subcustody agent for (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery (typically required by 2:00 p.m. ET) of the requisite number of Deposit Securities or Deposit Cash, as applicable, through DTC to the account of a Fund on the Settlement Date. The “Settlement Date” for a Fund is generally the third Business Day, or in the case of the, SPDR Barclays 1-3 Month T-Bill ETF, SPDR Barclays TIPS ETF and SPDR Nuveen S&P VRDO Municipal Bond ETF, the first Business Day, after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian (typically required by 2:00 p.m. ET) on the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner on the Settlement Date, the creation order may be cancelled in the discretion of the Trust or its agents. Such canceled order may be resubmitted as a new order the following Business Day by the Authorized Participant using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Principal Underwriter and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.

In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Creation Unit may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a general non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Trust may use such Additional Cash Deposit to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all

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costs, expenses, dividends, income and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Principal Underwriter plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee as set forth below under “Creation Transaction Fees” will be charged in all cases and an additional variable charge may also be applied. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Trust reserves the absolute right to reject an order for Creation Units transmitted in respect of a Fund at its discretion, including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Principal Underwriter, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Trust or its agents shall communicate to the Authorized Participant its rejection of an order. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

REDEMPTION. Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to each Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of each Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash or a combination thereof, as determined by the Trust. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities — as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee and any applicable additional variable charge as set forth below. In the event that the Fund Securities have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing: (i) the Trust will substitute a cash-in-lieu amount to replace any Fund Security that is a TBA transaction and the amount of cash paid out in such cases will be equivalent to the value of the TBA transaction listed as a Fund Security; and (ii) at Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

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PROCEDURES FOR REDEMPTION OF CREATION UNITS. After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount to the Authorized Participant by the Settlement Date. With respect to in-kind redemptions of a Fund, the calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under “Determination of Net Asset Value”, computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Principal Underwriter by a DTC Participant by the specified time on the Order Placement Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Order Placement Date. If the requisite number of Shares of the Fund are not delivered by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, the Fund will not release the underlying securities for delivery unless collateral is posted in such percentage amount of missing Shares as set forth in the Participant Agreement (marked to market daily).

With respect to in kind redemptions of a Fund, in connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, an Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded (or such other arrangements as allowed by the Trust or its agents), to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of the trade date. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. The section below entitled “Local Market Holiday Schedules” identifies the instances where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, in respect of the Fund, the Trust will make delivery of in-kind redemption proceeds within the number of days stated in the Local Market Holidays section to be the maximum number of days necessary to deliver redemption proceeds. If the Authorized Participant has not made appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the Authorized Participant will be required to receive its redemption proceeds in cash.

If it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in net asset value.

An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of Shares to be redeemed and can receive the entire proceeds of the redemption, and (ii) the Shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such Shares to the Trust. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

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The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

REQUIRED EARLY ACCEPTANCE OF ORDERS. Notwithstanding the foregoing, as described in the Participant Agreement and the applicable order form, Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular Business Day.

CREATION AND REDEMPTION TRANSACTION FEES. A transaction fee, as set forth in the table below, is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. A Fund may adjust the transaction fee from time to time. An additional charge or a variable charge (discussed below) will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.

FUND	TRANSACTION FEE*, **	MAXIMUM TRANSACTION FEE*, **
SPDR Dow Jones Total Market ETF	$2,500	$10,000
SPDR Dow Jones Large Cap ETF	$2,000	$8,000
SPDR S&P 500 Large Cap Growth ETF	$1,000	$4,000
SPDR S&P 500 Large Cap Value ETF	$1,000	$4,000
SPDR Dow Jones Mid Cap ETF	$2,000	$8,000
SPDR S&P 400 Mid Cap Growth ETF	$1,000	$4,000
SPDR S&P 400 Mid Cap Value ETF	$1,000	$4,000
SPDR S&P 600 Small Cap ETF	$3,000	$12,000
SPDR S&P 600 Small Cap Growth ETF	$1,500	$6,000
SPDR S&P 600 Small Cap Value ETF	$1,500	$6,000
SPDR Global Dow ETF	$1,000	$4,000
SPDR Dow Jones REIT ETF	$1,000	$4,000
SPDR S&P Bank ETF	$250	$1,000
SPDR S&P Capital Markets ETF	$250	$1,000
SPDR S&P Insurance ETF	$250	$1,000
SPDR S&P Mortgage Finance ETF	$250	$1,000
SPDR S&P Regional Banking ETF	$250	$1,000
SPDR Morgan Stanley Technology ETF	$500	$2,000
SPDR S&P Dividend ETF	$250	$1,000
SPDR S&P Aerospace & Defense ETF	$250	$1,000
SPDR S&P Biotech ETF	$250	$1,000
SPDR S&P Building & Construction ETF	$250	$1,000
SPDR S&P Computer Hardware ETF	$250	$1,000
SPDR S&P Food & Beverage ETF	$250	$1,000
SPDR S&P Health Care Equipment ETF	$250	$1,000
SPDR S&P Health Care Services ETF	$250	$1,000
SPDR S&P Homebuilders ETF	$250	$1,000
SPDR S&P LeisureTime ETF	$250	$1,000
SPDR S&P Metals & Mining ETF	$250	$1,000
SPDR S&P Oil & Gas Equipment & Services ETF	$250	$1,000
SPDR S&P Oil & Gas Exploration & Production ETF	$250	$1,000
SPDR S&P Outsourcing & IT Consulting ETF	$250	$1,000
SPDR S&P Pharmaceuticals ETF	$250	$1,000
SPDR S&P Retail ETF	$250	$1,000

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SPDR S&P Semiconductor ETF	$250	$1,000
SPDR S&P Software & Services ETF	$250	$1,000
SPDR S&P Telecom ETF	$250	$1,000
SPDR S&P Transportation ETF	$250	$1,000
SPDR S&P 1500 Value Tilt ETF	$3,000	$12,000
SPDR S&P 1500 Momentum Tilt ETF	$3,000	$12,000
SPDR S&P 1500 Volatility Tilt ETF	$3,000	$12,000
SPDR Wells Fargo Preferred Stock ETF	$750	$3,000
SPDR Barclays 1-3 Month T-Bill ETF	$250	$1,000
SPDR Barclays TIPS ETF	$500	$2,000
SPDR Barclays Short Term Treasury ETF	$500	$2,000
SPDR Barclays Intermediate Term Treasury ETF	$500	$2,000
SPDR Barclays Long Term Treasury ETF	$500	$2,000
SPDR Barclays Short Term Corporate Bond ETF	$500	$2,000
SPDR Barclays Intermediate Term Corporate Bond ETF	$500	$2,000
SPDR Barclays Long Term Corporate Bond ETF	$500	$2,000
SPDR Barclays Issuer Scored Corporate Bond ETF	$500	$2,000
SPDR Barclays Convertible Securities ETF	$500	$2,000
SPDR Barclays Mortgage Backed Bond ETF	$250	$1,000
SPDR Barclays Aggregate Bond ETF	$500	$2,000
SPDR Nuveen Barclays Municipal Bond ETF	$250	$1,000
SPDR Nuveen Barclays California Municipal Bond ETF	$250	$1,000
SPDR Nuveen Barclays New York Municipal Bond ETF	$250	$1,000
SPDR Nuveen Barclays Short Term Municipal Bond ETF	$250	$1,000
SPDR Nuveen S&P VRDO Municipal Bond ETF	$250	$1,000
SPDR Nuveen S&P High Yield Municipal Bond ETF	$250	$1,000
SPDR Nuveen Barclays Build America Bond ETF $ 1,500	$250	$1,000
SPDR DB International Government Inflation-Protected Bond ETF	$1,500	$6,000
SPDR Barclays Short Term International Treasury Bond ETF	$1,500	$6,000
SPDR Barclays International Treasury Bond ETF	$1,500	$6,000
SPDR Barclays International Corporate Bond ETF $ 1,500	$1,500	$6,000
SPDR Barclays Emerging Markets Local Bond ETF $ 1,500	$1,500	$6,000
SPDR Barclays High Yield Bond ETF	$500	$2,000
SPDR Barclays Short Term High Yield Bond ETF	$500	$2,000
SPDR Barclays Investment Grade Floating Rate ETF	$200	$800
SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF	$200	$800
SPDR BofA Merrill Lynch Crossover Corporate Bond ETF	$250	$1,000

*	From time to time, any Fund may waive all or a portion of its applicable transaction fee(s). An additional charge of up to three (3) times the standard transaction fee may be charged to the extent a transaction is outside of the clearing process.
**	In addition to the transaction fees listed above, the Funds may charge an additional variable fee for creations and redemptions in cash to offset brokerage and impact expenses associated with the cash transaction. The variable transaction fee will be calculated based on historical transaction cost data and the Adviser’s view of current market conditions; however, the actual variable fee charged for a given transaction may be lower or higher than the trading expenses incurred by a Fund with respect to that transaction.

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DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the sections in the applicable Prospectus entitled “PURCHASE AND SALE INFORMATION” and “ADDITIONAL PURCHASE AND SALE INFORMATION.”

Net asset value per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of a Fund is calculated by the Custodian and determined at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open. Fixed-income assets are generally valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) (or applicable exchange or market on which a Fund’s investments are traded) announces an early closing time. Creation/redemption order cut-off times may also be earlier on such days.

In calculating a Fund’s net asset value per Share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. The Adviser may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In the event that current market valuations are not readily available or such valuations do not reflect current market value, the Trust’s procedures require the Pricing and Investment Committee to determine a security’s fair value if a market price is not readily available. In determining such value the Pricing and Investment Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates, market indices, and prices from each Fund’s Index Provider). In these cases, the Fund’s net asset value may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s benchmark Index. This may result in a difference between the Fund’s performance and the performance of the applicable Fund’s benchmark Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in each Prospectus entitled “DISTRIBUTIONS.”

GENERAL POLICIES

Dividends from net investment income, if any, are generally declared and paid monthly by each Fixed Income ETF and quarterly for each Equity ETF, but may vary significantly from period to period. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for a Fund to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code or to avoid imposition of income or excise taxes at the Fund level.

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DIVIDEND REINVESTMENT

Broker dealers, at their own discretion, may offer a dividend reinvestment service under which Shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding any dividend reinvestment service offered by such broker dealer.

TAXES

The following is a summary of certain federal income tax considerations generally affecting the Funds and their shareholders that supplements the discussion in the Prospectus. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The following information should be read in conjunction with the section in the Prospectus entitled “ADDITIONAL TAX INFORMATION.”

TAXATION OF THE FUNDS. The Funds intend to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. As such, each Fund should not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to qualify for treatment as a RIC, a Fund must distribute to its shareholders at least the sum of 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax exempt interest income, if any, for each tax year to its shareholders (“Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, its assets must be diversified so that (a) at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers that it controls and that are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund do not offset gains in any other Fund and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, a Fund may be required to dispose of certain assets. If these relief provisions are not available to a Fund and it fails to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders, subject to the dividends-received deduction for corporate shareholders and, for taxable years beginning before January 1, 2013, to lower tax rates on qualified dividend income received by noncorporate shareholders. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from

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any year in which the Fund failed to qualify for tax treatment as a RIC. If a Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders.

Each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year. If a Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. A Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares in the Fund by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year, subject to an increase for any shortfall in the prior year’s distribution. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to offset capital gains in future years. A Fund is permitted to carry forward indefinitely a net capital loss from any taxable year that began after December 22, 2010 to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the Fund and may not be distributed as such to shareholders. Generally, the Funds may not carry forward any losses other than net capital losses.

TAXATION OF SHAREHOLDERS—DISTRIBUTIONS. Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income and any net capital gain (net realized long-term capital gains in excess of net realized short-term capital losses, taking into account any capital loss carryovers). The Funds will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction, and, for taxable years beginning before January 1, 2013, the portion of dividends which may qualify for treatment as qualified dividend income, if any.

For taxable years beginning before January 1, 2013, a portion of the dividends received from a Fund may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (a 0% rate applies to individuals in lower tax brackets) if the Fund receives qualified dividend income. Qualified dividend income includes, in general, subject to certain holding period requirements and other requirements, dividend income from certain U.S. and foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States other foreign corporations if the stock with respect to which the dividends are paid is tradable on an established securities market in the United States. A dividend from the Fund will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the Shares of the Fund on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the Shares of the Fund become ex-dividend with respect to such dividend (or the Fund fails to satisfy this holding period requirement with respect to the shares of the underlying dividend-paying stock), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as

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investment income under section 163(d)(4)(B) of the Internal Revenue Code. Dividends received by the Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or RIC. It is expected that dividends received by a Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. For taxable years beginning after December 31, 2012, dividend income will be taxable at ordinary income tax rates.

Distributions from net capital gain will be taxable to shareholders as ordinary income. Distributions from net long-term gains will be taxable to you at long-term capital gains rates, regardless of how long you have held your Shares in a Fund. For taxable years beginning before January 1, 2013, long-term capital gains are taxed at a maximum rate of 15%.

The Municipal Bond ETFs intend to satisfy certain conditions (including requirements as to the proportion of their assets invested in municipal securities) that will enable them to report distributions from the interest income generated by investments in municipal securities, which is exempt from regular federal income tax when received by such Fund, as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends, but (as discussed below) exempt-interest dividends may be taken into account in determining shareholders’ liability under the federal alternative minimum tax. Insurance proceeds received by the Fund under any insurance policies in respect of scheduled interest payments on defaulted municipal securities will generally be correspondingly excludable from federal gross income. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on non-appropriation lease obligations will be excludable from gross income for federal income tax purposes.

Exempt-interest dividends paid by the Municipal Bond ETFs and attributable to interest earned on municipal securities issued by a state or its political subdivisions are generally exempt in the hands of a shareholder from income tax imposed by that state, but exempt-interest dividends attributable to interest on municipal securities issued by another state generally will not be exempt from such income tax. For a general discussion of the state and local tax treatment to shareholders of the SPDR Nuveen Barclays California Municipal Bond ETF and SPDR Nuveen Barclays New York Municipal Bond ETF, see the section titled “State Tax Matters” below.

Distributions by the Municipal Bond ETFs of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gains realized by a Municipal Bond ETF, if any, will be taxable to shareholders as ordinary income. If a Municipal Bond ETF purchases a municipal security at a market discount, any gain realized by the Municipal Bond ETF upon sale or redemption of the municipal security will be treated as taxable interest income to the extent of the market discount, and any gain realized in excess of the market discount will be treated as capital gains.

If you lend your Municipal Bond ETF Shares pursuant to securities lending or similar arrangement, you may lose the ability to treat dividends paid by the Municipal Bond ETF while the Shares are held by the borrower as tax-exempt income. Interest on indebtedness incurred by a shareholder to purchase or carry Shares of the Municipal Bond ETFs will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of a Municipal Bond ETF and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Internal Revenue Code may require a shareholder in a Municipal Bond ETF that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by a Municipal Bond ETF that represents income derived from certain revenue or private activity bonds held by a Municipal Bond ETF may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. In addition, the receipt of dividends and distributions from the Municipal Bond ETF may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisers as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Internal Revenue Code or (ii) subject to the federal “branch profits” tax, or the deferral “excess net passive income” tax.

Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain municipal securities that meet the definition of private activity bonds under the Internal Revenue Code is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that a Municipal Bond ETF receives income from private activity bonds, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to those shareholders subject to the alternative minimum tax regime. The Municipal Bond ETFs will annually supply shareholders with a report indicating the percentage of their income attributable to municipal securities required to be included in calculating the federal alternative minimum tax.

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In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income. All exempt-interest dividends distributed by the Municipal Bond ETFs are included in calculating a corporation’s adjusted current earnings.

Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

If a Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made in the taxable year may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Distributions that are reinvested in additional Shares of a Fund through the means of a dividend reinvestment service, if offered by your broker-dealer, will nevertheless be taxable dividends to the same extent as if such dividends had been received in cash.

Recent legislation effective beginning in 2013 provides that U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their “net investment income,” which includes taxable interest, dividends, and certain capital gains (including capital gains realized on the sale or exchange of Shares) but does not include exempt-interest dividends paid by Municipal Bond ETFs. This 3.8% tax will also apply to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Distributions of ordinary income and capital gains may also be subject to foreign, state and local taxes depending on a shareholders circumstances.

TAXATION OF SHAREHOLDERS – SALE OR EXCHANGE OF SHARES. In general, a sale or exchange of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. Fund Shares held for a period of one year or less at the time of such sale or exchange will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. For taxable years beginning prior to January 1, 2013, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Absent further legislation, the maximum 15% tax rate on long-term capital gains will cease to apply for taxable years beginning after December 31, 2012 and will increase to 20%.

Gain or loss on the sale or exchange of Shares in a Fund is measured by the difference between the amount received and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distribution) so they can compute the tax basis of their Shares. It may not be advantageous from a tax perspective for shareholders to sell or redeem Shares of a Municipal Bond ETF after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share, such a sale or redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the sale or redemption price exceeds the shareholder’s tax basis in the Municipal Bond ETF Shares disposed of) rather than tax-exempt interest.

A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other substantially identical Shares are acquired (whether through the reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains).

TAXATION OF FUND INVESTMENTS. Dividends and interest received by Funds holding foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Fund meets certain requirements, which include a requirement that more than 50% of the value of the Fund’s total assets at the close of its respective taxable year consists of stocks or securities of foreign corporations, then the Fund

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should be eligible to file an election with the Internal Revenue Service that may enable its shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to certain foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. If at least 50% of a Fund’s total assets at the close of each quarter of a taxable year consist of interests in other RICs (including money market funds and ETFs that are taxable as RICs), the Fund may make the same election and pass through to its shareholders their pro rata shares of qualified foreign taxes paid by those other RICs and passed through to the Fund for that taxable year. Pursuant to this election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder’s federal income tax. If the Fund makes this election, the Fund will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.

In certain instances, a Fund might not elect to apply otherwise allowable U.S. federal income tax deductions for certain foreign taxes paid by the Fund, whether or not credits or deductions for those foreign taxes could be passed through to its shareholders pursuant to the election described above. If a Fund in which you invest does not elect to apply these deductions, taxable distributions you receive from the Fund may be larger than they would have been if the Fund had taken deductions for such taxes.

Certain of the Funds’ investments may be subject to complex provisions of the Internal Revenue Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the character of gains and losses realized by the Funds (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Funds intend to monitor their transactions, intend to make the appropriate tax elections, and intend to make appropriate entries in their books and records in order to mitigate the effect of these rules and preserve the Funds’ qualification for treatment as RICs.

If a Fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation’s assets (computed based on average fair market value) either produce or are held for the production of passive income (“passive foreign investment companies” or “PFICs”), the fund could be subject to U.S. federal income tax and nondeductible interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing fund” election or a “mark to market” election may generally be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain (subject to the distribution requirements applicable to RICs, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax at the Fund level, a fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Gains from the sale of stock of PFICs may also be treated as ordinary income. In order for a Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the fund on an annual basis, which it might not agree to do. The Funds may limit and/or manage their holdings in PFICs to limit their tax liability or maximize their returns from these investments.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that certain net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the Qualifying Income Requirement.

Investments by a Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess

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face value of the securities over their issue price (the “original issue discount” or “OID”) each year that the securities are held, even though the Fund may receive no cash interest payments or may receive cash interest payments that are less than the income recognized for tax purposes. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that a Fund must distribute to maintain its status as a RIC and to avoid the payment of federal income tax, including the nondeductible 4% excise tax described above. Where such income is not matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders in order to qualify for treatment as a RIC and eliminate taxes at the Fund level.

Any market discount recognized on a market discount bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or below adjusted issue price if the bond was issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount. If a Municipal Bond ETF purchases a municipal security at a market discount, any gain realized by such Fund upon sale or redemption of the municipal security will be treated as taxable interest income to the extent of the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Because the income required to be recognized as a result of the market discount rules may not be matched by a corresponding cash payment to a Fund, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its shareholders in order to qualify for treatment as a RIC and eliminate taxes at the Fund level.

Special rules apply if a Fund holds inflation-indexed bonds. Generally, all stated interest on such bonds is taken into income by a Fund under its regular method of accounting for interest income. The amount of any positive inflation adjustment for a taxable year, which results from an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The amount of a Fund’s OID in a taxable year with respect to a bond will increase a Fund’s taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of any negative inflation adjustments, which result from a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated interest, OID, and market discount, if any) otherwise includable in the Fund’s income with respect to the bond for the taxable year.

TAX-EXEMPT SHAREHOLDERS. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, a Fund generally serves to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in a Fund where, for example, (i) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or (ii) Shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Internal Revenue Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing a Fund from holding investments in REITs that hold residual interests in REMICs, and a Fund may do so. The Internal Revenue Service has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.

FOREIGN SHAREHOLDERS. Dividends paid by a Fund to shareholders who are nonresident aliens or foreign entities (other than exempt-interest dividends) will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law to the extent derived from investment income and short-term capital gain or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and the proper withholding form(s) to be submitted to a Fund. A non-U.S. shareholder who fails to provide an appropriate IRS Form W-8 may be subject to backup withholding at the appropriate rate.

Unless certain non-U.S. entities that hold Fund Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions (other than exempt-interest dividends) payable to such entities after December 31, 2013 and redemptions and certain capital gain dividends payable to such entities after December 31, 2014.

Non-U.S. persons are subject to U.S. tax on disposition of a “United States real property interest” (a “USRPI”). Gain on such a disposition is sometimes referred to as “FIRPTA gain”. The Internal Revenue Code provides a look-through rule for distributions of “FIRPTA gain” if certain requirements are met. If the look-through rule applies, certain distributions attributable to income received

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by a Fund from REITs may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding tax at rates of up to 35%, and requiring non-U.S. investors to file a nonresident U.S. income tax return. Also, gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is treated as a corporation for federal income tax purposes. Under certain circumstances, a Fund may itself qualify as a USRPI, which would result in similar consequences to certain non-U.S. investors.

BACKUP WITHHOLDING. A Fund will be required in certain cases to withhold (as “backup withholding”) on amounts (including exempt-interest dividends) payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.

CREATION UNITS. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gain or loss. Any loss upon a redemption of Creation Units held for six (6) months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

A Fund has the right to reject an order to for Creation Units if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. A Fund also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or group of purchasers) that would, upon obtaining the Shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

CERTAIN POTENTIAL TAX REPORTING REQUIREMENTS. Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

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STATE TAX MATTERS. The discussion of state and local tax treatment is based on the assumptions that the Funds will qualify under Subchapter M of the Internal Revenue Code as RICs, that they will satisfy the conditions which will cause distributions to qualify as exempt-interest dividends to shareholders when distributed as intended, and that each Fund will distribute all interest and dividends it receives to its shareholders. The tax discussion summarizes general state and local tax laws which are currently in effect and which are subject to change by legislative, judicial or administrative action; any such changes may be retroactive with respect to the applicable Fund’s transactions. Investors should consult a tax advisor for more detailed information about state and local taxes to which they may be subject.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Government National Mortgage Association (“Ginnie Mae”) or Federal National Mortgage Association (“Fannie Mae”) securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

CALIFORNIA. The following is a general, abbreviated summary of certain provisions of the applicable California tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the SPDR Nuveen Barclays California Municipal Bond ETF. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative, administrative or judicial action, and any such change may be retroactive with respect to transactions of the SPDR Nuveen Barclays California Municipal Bond ETF.

The following is based on the assumptions that the SPDR Nuveen Barclays California Municipal Bond ETF will qualify under Subchapter M of the Code as a RIC, that it will satisfy the conditions (including a condition, for California tax purposes, that as of the close of each quarter of the Fund, at least 50% of the value of the Fund’s assets consist of obligations that, when held by individuals, pay interest that is exempt from taxation in California) which will cause its distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to its shareholders.

The SPDR Nuveen Barclays California Municipal Bond ETF will be subject to the California corporate franchise and corporation income tax only if it has a sufficient nexus with California. If the SPDR Nuveen Barclays California Municipal Bond ETF is subject to the California franchise or corporation income tax, it does not expect to pay a material amount of such tax.

Distributions by the SPDR Nuveen Barclays California Municipal Bond ETF that are attributable to interest on any obligation of California and its political subdivisions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the California personal income tax. For purposes of determining interest earned on obligations of the United States, distributions attributable to interest on Fannie Mae securities, Government National Mortgage Association securities, and repurchase agreements are not treated as obligations of the United States and therefore will be subject to California personal income tax. All other distributions, including distributions attributable to capital gains, will also be subject to the California personal income tax.

All distributions of the SPDR Nuveen Barclays California Municipal Bond ETF to corporate shareholders, regardless of source, will be subject to the California corporate franchise tax.

Gain on the sale, exchange, or other disposition of Shares of the SPDR Nuveen Barclays California Municipal Bond ETF will be subject to the California personal income and corporate franchise taxes.

Shares of the SPDR Nuveen Barclays California Municipal Bond ETF may be subject to the California estate tax if held by a California decedent at the time of death.

Shareholders are advised to consult with their own tax advisors for more detailed information concerning California tax matters.

NEW YORK. The following is a general, abbreviated summary of certain provisions of the applicable New York tax law as presently in effect as it directly governs the taxation of resident individual, corporate, and unincorporated business shareholders of the SPDR Nuveen Barclays New York Municipal Bond ETF. This summary does not address the taxation of other shareholders nor does it discuss any other state or any local taxes, other than New York City taxes, that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to SPDR Nuveen Barclays New York Municipal Bond ETF transactions.

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The SPDR Nuveen Barclays New York Municipal Bond ETF will be subject to the New York State corporate franchise tax and the New York City general corporation tax only if it has a sufficient nexus with New York State or New York City. If the SPDR Nuveen Barclays New York Municipal Bond ETF is subject to such taxes, it does not expect to pay a material amount of either tax.

Individual shareholders of the SPDR Nuveen Barclays New York Municipal Bond ETF, who are subject to New York State and/or New York City personal income taxation, will not be required to include in their New York adjusted gross income that portion of their exempt-interest dividends (as determined for federal income tax purposes), which the SPDR Nuveen Barclays New York Municipal Bond ETF clearly identifies as directly attributable to interest earned on municipal obligations issued by governmental authorities in New York and which are specifically exempted from personal income taxation in New York State or New York City, or interest earned on obligations of U.S. territories or possessions, that is exempt from taxation by the states pursuant to federal law. Distributions to individual shareholders of dividends derived from interest that does not qualify as exempt-interest dividends (as determined for federal income tax purposes), distributions of exempt-interest dividends (as determined for federal income tax purposes) which are derived from interest on municipal obligations issued by governmental authorities in states other than New York State, and distributions derived from interest earned on federal obligations subject to state tax under federal law will be included in their New York adjusted gross income as ordinary income. Distributions to individual shareholders of the SPDR Nuveen Barclays New York Municipal Bond ETF of capital gain dividends (as determined for federal income tax purposes) will be included in their New York adjusted gross income as long-term capital gains. Distributions to individual shareholders of the SPDR Nuveen Barclays New York Municipal Bond ETF of dividends derived from any net income received from taxable temporary investments and any net short-term capital gains realized by the SPDR Nuveen Barclays New York Municipal Bond ETF will be included in their New York adjusted gross income and taxed at the same rate as ordinary income.

All distributions from the SPDR Nuveen Barclays New York Municipal Bond ETF, regardless of source, will increase the taxable base of corporate shareholders subject to the New York State franchise tax and/or the New York City general corporation tax.

Gain from the sale, exchange, or other disposition of Shares of the SPDR Nuveen Barclays New York Municipal Bond ETF will be subject to the New York State personal income or franchise taxes, as applicable, and the New York City personal income, unincorporated business, or general corporation taxes, as applicable.

Shares of the SPDR Nuveen Barclays New York Municipal Bond ETF may be subject to the New York State estate tax if owned by a New York decedent at the time of death.

Shareholders are advised to consult with their own tax advisors for more detailed information concerning New York and local tax matters.

CAPITAL STOCK AND SHAREHOLDER REPORTS

Each Fund issues Shares of beneficial interest, par value $.01 per Share. The Board may designate additional funds.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding series of the Trust. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to each Fund, and in the net distributable assets of each Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust (“Funds”) vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other Funds, that fund will vote separately on such matter. Under Massachusetts law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust (regardless of the fund) have noncumulative voting rights for the election of Trustees. Under Massachusetts law, Trustees of the Trust may be removed by vote of the shareholders.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust’s property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of each Fund’s assets and operations, the risk to shareholders of personal liability is believed to be remote.

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Shareholder inquiries may be made by writing to the Trust, c/o the Distributor, State Street Global Markets, LLC at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Bingham McCutchen LLP, 2020 K Street NW, Washington, DC 20006, serves as counsel to the Trust. Ernst & Young, LLP, serves as the independent registered public accounting firm for the Trust. Ernst & Young, LLP, 200 Clarendon Street, Boston, MA 02116 performs annual audits of the Funds’ financial statements and provides other audit, tax and related services.

LOCAL MARKET HOLIDAY SCHEDULES

The Trust generally intends to effect deliveries of portfolio securities on a basis of “T” plus three business days (i.e., days on which the NYSE is open) in the relevant foreign market of a Fund. The ability of the Trust to effect in-kind redemptions within three business days of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays on the relevant business days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in the United States, the redemption settlement cycle may be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within three business days.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with local market holiday schedules, may require a delivery process longer than the standard settlement period. In certain circumstances during the calendar year, the settlement period may be greater than seven calendar days. Such periods are listed in the table below, as are instances where more than seven days will be needed to deliver redemption proceeds. Since certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year may exceed the maximum number of days listed in the table below. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future and longer (worse) redemption periods are possible.

MARKET	MAX SETL CYCLE	TRADE DATE(S) W/ SETTLEMENT OF GREATER THAN 7 CALENDAR DAYS (MAX DAYS IN PARENTHESIS)
Australia	7 days
Austria	12 days	12/19/12 (8); 12/20/12 (8); 12/21/12 (12)
Belgium	7 days
Brazil	7 days
Canada	7 days
Chile	10 days	9/13/13 (10); 9/16/13 (8); 9/17/13 (8)
China	12 days	2/7/13 (11); 2/8/13 (11); 2/11/13 (10); 4/26/13 (10); 4/29/13 (8); 4/30/13 (8); 9/26/13 (12); 9/27/13 (12); 9/30/13 (10)
Columbia	7 days
Czech Republic	12 days	12/19/12 (8); 12/20/12 (8); 12/21/12 (12)
Denmark	12 days	12/19/12(8); 12/20/12 (8); 12/21/12 (12)
Egypt	8 days	4/29/13 (8); 4/30/13 (8)
Euroclear	7 days
Finland	12 days	12/19/12 (8); 12/20/12 (8); 12/21/12 (12)
France	7 days
Germany	7 days

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Greece	10 days	12/20/12 (10); 12/23/12 (8); 4/29/13 (8); 4/30/13 (8)
Hong Kong	7 days
Hungary	12 days	12/19/12 (8); 12/20/12 (8); 12/21/12 (12)
India	7 days
Indonesia	7 days
Ireland	7 days
Israel	13 days	3/21/13 (12); 3/22/13 (12); 3/25/13 (10); 9/16/13 (11); 9/17/13 (13); 9/18/13 (13)
Italy	12 days	12/19/12 (8); 12/20/12 (8); 12/21/12 (12)
Japan	11 days	12/26/12 (9); 12/27/12 (11); 12/28/12 (11)
Korea	7 days
Luxembourg	7 days
Malaysia	7 days
Mexico	7 days
Morocco	7 days
Netherlands	7 days
New Zealand	7 days
Norway	12 days	12/19/12 (8); 12/20/12 (8); 12/21/12 (12); 3/25/13 (8); 3/26/13 (8); 3/27/12 (8)
Pakistan	7 days
Peru	7 days
Philippines	7 days
Poland	12 days	12/19/12 (8); 12/20/12 (8); 12/21/12 (12)
Portugal	7 days
Russia	13 days	12/26/12 (13); 12/27/12 (13); 12/28/12 (13)
Singapore	7 days
South Africa	7 days
South Korea	7 days
Spain	12 days	12/19/12 (8); 12/20/12 (8); 12/21/12 (12)
Sweden	12 days	12/19/12 (8); 12/20/12 (8); 12/21/12 (12)
Switzerland	7 days
Taiwan	11 days	2/7/13 (11); 2/8/13 (11); 2/11/13 (10)
Thailand	7 days
Turkey	7 days
United Kingdom	7 days

FINANCIAL STATEMENTS

The financial statements and financial highlights of the Funds that were operating during the year ended June 30, 2012, along with the Reports of Ernst & Young, LLP, the Trust’s Independent Registered Public Accounting Firm, included in the Trust’s Annual Reports to Shareholders on Form N-CSR under the 1940 Act, are incorporated by reference into this Statement of Additional Information.

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PROXY VOTING POLICY	STATE STREET GLOBAL ADVISORS®

March 2012

Introduction

SSgA Funds Management, Inc. (“SSgA FM”) is a registered investment adviser and a wholly owned subsidiary of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, SSgA FM has discretionary proxy voting authority over most of its client accounts, and SSgA FM votes these proxies in the manner that we believe will most likely protect and promote the long term economic value of client investments and as set forth in the SSgA FM Proxy Voting Guidelines (the “Proxy Voting Guidelines”).

Proxy Voting Procedure

Oversight

The SSgA FM Corporate Governance Team is responsible for implementing the Proxy Voting Guidelines, case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues impacting shareholder value. The implementation of the Proxy Voting Guidelines is overseen by the SSgA FM Global Proxy Review Committee (“SSgA FM PRC”), a committee of investment, compliance and legal professionals, who provide guidance on proxy issues as described in more detail below. The SSgA FM PRC reports to the SSgA Investment Committee, and may refer certain significant proxy items to that committee. In addition to voting proxies, SSgA:

1)	describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)	provides the client with this written proxy policy, upon request;

3)	discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4)	matches proxies received with holdings as of record date;

5)	generally applies its proxy voting policy consistently and keeps records of votes for each client;

6)	documents the reason(s) for voting for all non-routine items; and

7)	keeps records of such proxy voting available for inspection by the client or governmental agencies.

Oversight of the proxy voting process is ultimately the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to the Proxy Voting Guidelines.

Proxy Voting Process

SSgA FM retains Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance, to support our proxy voting process. SSgA FM utilizes ISS’s services in three ways: (1) as SSgA FM’s proxy voting agent (providing SSgA FM with vote execution and administration services); (2) applying SSgA FM’s Proxy Voting Guidelines; and (3) provides research and analysis relating to general corporate governance issues and specific proxy items.

On most routine proxy voting items (e.g., retention of auditors), ISS will effect the proxy votes in accordance with the Proxy Voting Guidelines and our standing instructions, which the SSgA FM Corporate Governance Team reviews with ISS on an annual basis or on a case-by-case basis as required. The guidance permits ISS to apply the Proxy Voting Guidelines without consulting us on each proxy and in a manner that is consistent with our investment view. On matters not directly covered by the Proxy Voting Guidelines, and we conclude there is no likelihood of impacting shareholder value, ISS may effect proxy votes in accordance with its own recommendations.

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In other cases, the Corporate Governance Team will evaluate the proxy solicitation to determine how to vote consistent with SSgA FM’s investment views and to maximize the value of our client accounts. In general, the Corporate Governance Team will engage in this additional review for:

(i)	proxies that involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); and

(ii)	proxies that are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

In some instances, the SSgA FM Corporate Governance Team may refer significant issues which are not addressed by our Proxy Voting Guidelines or guidance to ISS to the SSgA FM PRC for a determination of the proxy vote. In addition, in determining whether to refer a proxy vote to the SSgA FM PRC, the SSgA FM Corporate Governance Team will examine whether there is a material conflict of interest between the interests of our client and those of SSgA FM or its affiliates (as explained in greater detail below under “Conflict of Interest”). If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interest of our clients (i.e., to maximize the economic value of our clients’ securities).

Conflict of Interest

From time to time, SSgA FM will review a proxy which may present a potential conflict of interest. In general, we do not believe matters that fall within our Proxy Voting Guidelines and are voted consistently with the Proxy Voting Guidelines present any potential conflicts, since the vote on the matter has effectively been determined without reference to the soliciting entity; however, where matters do not fall within our Proxy Voting Guidelines or where we believe that voting in accordance with the Proxy Voting Guidelines is unwarranted, we conduct an additional review to determine whether there is a conflict of interest. Although various relationships could be deemed to give rise to a conflict of interest, SSgA has determined that two categories of relationships present a serious concern to warrant an alternative process: (1) clients of SSgA FM or its affiliates which are among the top 100 clients of State Street Corporation or its affiliates based upon revenue; and (2) the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

In circumstances where either (i) the matter does not fall clearly within the Proxy Voting Guidelines or (ii) SSgA FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Director of SSgA FM’s Corporate Governance Team will determine whether a Material Relationship exists. If so the matter is referred to the SSgA FM PRC. The SSgA FM PRC then reviews the matter and determines whether a conflict of interest exists, and if so, how to best resolve such conflict. For example, the SSgA FM PRC may (i) determine that the proxy vote does not give rise to a conflict due to the issues presented, (ii) refer the matter to the SSgA Investment Committee for further evaluation or (iii) retain an independent fiduciary to determine the appropriate vote.

Engagement

SSgA FM conducts issuer engagement activity to support SSgA FM’s voting principles. SSgA FM believes engagement with portfolio companies is often the most active and productive way shareholders can exercise their ownership rights, with the goal of increasing shareholder value. SSgA FM regularly engages with companies to discuss corporate governance issues and to provide insight about the principles and practices that drive our voting decisions. In our discussions, we highlight the attributes and practices that we believe enhance the quality of corporate governance at companies. Some engagement topics include takeover defenses, merger transactions, proxy contests, board elections, sustainability issues, executive compensation, equity compensation plans and other topical issues of interest to our clients as shareholders. Through our discussions, we seek to strengthen the quality of corporate governance with boards and management, which helps protect shareholder value.

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The SSgA FM Governance Team is dedicated to providing governance research, analysis, issuer engagement and voting services. The SSgA FM Governance Team has no fixed set of priorities that dictate engagement practices. Instead, we view engagement practices as being dependent upon facts and circumstances, while giving consideration to the size of our total position of the issuer and/or the potential negative governance practices, performance profile, and circumstance at hand.

Nature and Form of Engagement

SSgA FM believes issuer engagement can take many forms and be triggered under numerous circumstances. The following methods represent how SSgA FM defines engagement methods:

Reactive

Reactive engagement is initiated by the issuers and typically represents a majority of SSgA FM’s engagement activity. SSgA FM routinely discusses specific voting issues and items with the issuer community. These are viewed as an opportunity to address not only voting items, but also a wide range of governance items that impact shareholder value.

Recurring

Recurring engagement takes advantage of SSgA FM’s strong relationships with many of its largest holdings. SSgA FM maintains regular face-to-face meetings with these issuers, allowing SSgA FM to reinforce key tenets of good corporate governance and actively advise these issuers around concerns that SSgA FM feels may impact long-term shareholder value.

Dynamic

Using screening tools designed to capture a mix of SSgA FM’s largest exposures to issuers demonstrating severe negative governance profiles, SSgA FM will actively seek direct dialogue with the board and management. In these cases, the dynamic engagement process represents the most meaningful chance for SSgA FM to protect long-term shareholder value from excessive risk due to governance related risks.

SSgA FM believes active engagement is best conducted individually and directly with company management or board members. Collaborative engagement, where multiple shareholders communicate with company representatives, such as shareholder conference calls, can serve as a potential forum for issues that are not identified by SSgA FM as requiring active engagement.

When Does SSgA FM Engage Issuers?

SSgA FM uses various methods to monitor its investments to determine which issuers require dynamic engagement. A blend of quantitative and qualitative research and data is used to identify potential engagement opportunities. SSgA FM sources internal and external research and screening tools to support the engagement process.

Voting and Engagement

SSgA FM believes engagement and voting activity have a direct relationship. Issuer engagement seeks to address significant shareholder concerns and governance issues. Logically, successful issuer engagement should reduce the need to vote against management. The integration and exercise of both these rights leads to a meaningful shareholder tool that seeks to achieve enhanced shareholder value on behalf of SSgA FM clients.

Developed and Non-Developed Markets

SSgA FM engagement philosophy applies across all global markets. We have found the opportunity and effectiveness of engagement activity directly correlates to the level of ownership and voting rights provided by local market laws. From market to market, engagement activity may take different forms in order to best achieve long term engagement goals.

Engagement in developed markets is a mature process for SSgA FM. In some cases, engagement activity is institutionalized into local best practices, such as the UK Stewardship Code overseen by Financial Reporting Commission (FRC). In the UK, disclosure standards are high, allowing shareholders simple access to the key components of governance, such as board and by-law structure, remuneration policies and practices, sustainability data and reporting, among others. Further, shareholder rights are relatively high allowing for SSgA FM to engage on a variety of issues.

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In many non-OECD markets we often supplement direct company engagement with participation in shareholder advocacy groups that seek change at a market level. This type of “top-down” approach should have a positive long-term impact by addressing shortcomings in local market laws on disclosure and shareholder rights.

Summary of Proxy Voting Guidelines

Directors and Boards

The election of directors is one of the most important fiduciary duties SSgA FM performs as a shareholder. SSgA FM believes that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, SSgA FM seeks to vote director elections, in a way, which we as a fiduciary, believe will maximize the monetary value of each portfolio’s holdings.

The role of the board, in SSgA FM’s view, is to carry out its responsibilities in the best long-term interest of the company and its shareholders. A strong and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan, and performs risk oversight and performance assessment of the CEO and management. In contrast, management implements the business strategy and runs the company’s day-to-day operations. As part of SSgA FM’s engagement process, SSgA FM routinely discusses the importance of the board with issuers.

SSgA FM believes the quality of a board is a measure of director independence and company governance practices. In voting to elect nominees, SSgA FM considers many factors. SSgA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management, maintain appropriate governance practices, and perform oversight functions necessary to protect shareholder interests.

Accounting and Audit Related Issues

SSgA FM believes audit committees are critical and necessary as part of the board’s risk oversight role. We expect auditors to provide assurance as of a company’s financial condition. Having trust in the accuracy of financial statements is important for shareholders to make decisions. Subsequently, SSgA FM believes that it is imperative for audit committees to select outside auditors who are independent from management.

SSgA FM believes the audit committee is responsible for appointing, compensating, retaining and overseeing the issuer’s outside audit firm. In addition, SSgA FM believes the audit committee should approve audit and non-audit services performed by outside audit firms.

Capital Structure, Reorganization and Mergers

Though SSgA FM does not seek involvement in the day-to-day operations of an organization, SSgA FM recognizes the need for oversight and input into management decisions that may affect a company’s value. Altering the capital structure of a company is a critical decision for management, and in making such a critical decision, SSgA FM believes the company should have a well explained business rationale that is consistent with corporate strategy and should not overly dilute its shareholders.

The organizational structure of a company or proposed modifications to a company, may improve the effectiveness of a company’s operations, thereby enhancing shareholder value. M&A issues may result in a substantial economic impact to a corporation. SSgA FM evaluates mergers and acquisitions on a case-by-case basis. SSgA FM considers the adequacy of the consideration and the impact of the corporate governance provisions to shareholders. In all cases, SSgA FM uses its discretion in order to maximize shareholder value.

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Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer making an offer or reducing the likelihood of a successful offer. SSgA FM does not support proposals that reduce shareholders’ rights, entrench management or reduce the likelihood of shareholder’s right to vote on reasonable offers.

Compensation

SSgA FM considers the board’s responsibility to include setting the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides SSgA FM’s analysis of executive compensation; there should be a direct relationship between executive compensation and company performance over the long term.

General/Routine

Although SSgA FM does not seek involvement in the day-to-day operations of an organization, SSgA FM recognizes the need for conscientious oversight and input into management decisions that may affect a company’s value. SSgA FM supports proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.

Environmental and Social Issues

Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Often, proposals may address concerns with which SSgA FM philosophically agrees, but absent a compelling economic impact on shareholder value, SSgA FM will typically abstain from voting on these proposals.

International Statement

SSgA FM reviews proxies of non-US issuers consistent with our Principles and Proxy Voting Guidelines; however, SSgA FM also endeavors to show sensitivity to local market practices when voting non-US proxies. This may lead to contrasting votes as corporate governance standards, disclosure requirements and voting mechanics differ from market to market. SSgA will vote issues in the context of our Proxy Voting Guidelines, as well as local market standards, where appropriate.

SSgA FM votes in all markets where it is feasible; however, SSgA FM may refrain from voting meetings when power of attorney documentation is required, where voting will have a material impact on our ability to trade the security, or where issuer-specific special documentation is required or various market or issuer certifications are required. SSgA FM is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting specific fee in excess of the typical custody service agreement.

SSgA FM Proxy Voting Guidelines

State Street Global Advisors Funds Management (“SSgA FM”) seeks to vote proxies for which it has discretionary authority in the best interests SSgA FM clients. This means that SSgA FM will make voting decisions in the manner SSgA believes will most likely protect and promote the long term economic value of client accounts. Absent unusual circumstances or specific client instructions, SSgA FM votes proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. SSgA FM takes the view that voting in a manner consistent with maximizing the monetary value of our clients’ holdings will benefit our direct clients (e.g. fund shareholders).

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I. DIRECTOR RELATED ITEMS

Director related proposals concern issues submitted to shareholders that deal with the composition of the board or impact the members of a corporation’s board of directors. In deciding which director nominee to support, SSgA FM considers numerous factors.

Director Elections

SSgA’s director election policy focuses on companies’ governance profile to identify if a company demonstrates appropriate governance practices or if it exhibits negative governance practices. Factors SSgA considers when evaluating governance practices include, but are not limited to the following:

•	Shareholder rights

•	Board independence

•	Board structure

If a company demonstrates appropriate governance practices, SSgA believes a director should be classified as independent based on the relevant listing standards or local market practice standards. In such cases, the composition of the key oversight committees of a board should meet the minimum standards of independence. Accordingly, SSgA will vote against a nominee at a company with appropriate governance practices if the director is classified as non-independent under relevant listing standards or local market practice AND serves on a key committee of the board (compensation, audit, nominating or committees required to be fully independent by local market standards).

Conversely, if a company demonstrates negative governance practices, SSgA believes the classification standards for director independence should be elevated. In such circumstances, we will evaluate all director nominees based on the following classification standards:

•	Is the nominee an employee of or related to an employee of the issuer or its auditor,

•	Does the nominee provides professional services to the issuer,

•	Has the nominee attended an appropriate number of board meetings, or

•	Has the nominee received non-board related compensation from the issuer.

Where companies demonstrate negative governance practices, these stricter standards will apply not only to directors who are a member of a key committee but to all directors on the board as market practice permits. Accordingly, SSgA will vote against a nominee (with the exception of the CEO) where the board has inappropriate governance practices and is considered not independent based on the above independence criteria.

Additionally, SSgA may withhold votes based on the following:

•	CEOs of public companies who sit on more than three public company boards.

•	Nominees who sit on more than six public company boards.

•

SSgA may withhold votes from all director nominees at companies that have ignored a shareholder proposal which received a majority of the shares outstanding at the last annual or special meeting, unless management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s).

•	SSgA may withhold votes from compensation committee members where there is a weak relationship between executive pay and performance over a five-year period.

•	SSgA will withhold votes from audit committee members if non-audit fees exceed 50% of total fees paid to the auditors.

•	SSgA will withhold votes from directors who appear to have been remiss in their duties.

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Director Related Proposals

SSgA FM generally votes for the following director related proposals:

•	Discharge of board members’ duties, in the absence of pending litigation, governmental investigation, charges of fraud or other indications of significant concern.

•	Proposals to restore shareholders’ ability to remove directors with or without cause.

•	Proposals that permit shareholders to elect directors to fill board vacancies.

•	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

SSgA FM generally votes against the following director related proposals:

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected.

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy.

•	Shareholder proposals requiring two candidates per board seat.

Majority Voting

SSgA FM will generally support a majority vote standard based on votes cast for the election of directors.

SSgA FM will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares cast) to pass or repeal certain provisions.

Annual Elections

SSgA FM generally supports the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees as well as whether there is a shareholders rights plan.

Cumulative Voting

SSgA FM does not support cumulative voting structures for the election of directors.

Separation Chair/CEO

SSgA FM analyzes proposals for the separation of Chair/CEO on a case-by-case basis taking into consideration numerous factors, including but not limited to, a company’s performance and the overall governance structure of the company.

Proxy Access

SSgA will consider proposals relating to Proxy Access on a case-by-case basis:

SSgA will evaluate the company’s specific circumstances, the impact of the proposal on the target company and its potential effect on shareholder value.

Considerations include but are not limited to the following:

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•	The ownership thresholds and holding duration proposed in the resolution;

•	The binding nature of the proposal;

•	The number of directors that shareholders may be nominate each year;

•	Company performance;

•	Company governance structure;

•	Shareholder rights; and

•	Board performance.

Age/Term Limits

Generally, SSgA FM will vote against limits to tenure.

Approve Remuneration of Directors

Generally, SSgA FM will support directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.

Indemnification

Generally, SSgA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Classified Boards

SSgA FM generally supports annual elections for the board of directors. In certain cases, SSgA FM will support a classified board structure, if the board is composed of 80 percent of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and SSgA FM will consider other governance factors, including antitakeover devices.

Confidential Voting

SSgA FM will support confidential voting.

Board Size

SSgA FM will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

II. AUDIT RELATED ITEMS

Ratifying Auditors and Approving Auditor Compensation

SSgA FM supports the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. SSgA FM deems audit fees to be excessive if the

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non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditor. SSgA FM will support the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.

In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/fax compliance and preparation for purposes of determining whether non-audit fees are excessive.

SSgA FM will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.2

Accept Financial Statements Consolidated Financial Statements and Statutory Reports

It is the auditor’s responsibility to provide assurance as of the company’s financial condition. Accordingly, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern, SSgA FM will accept the financial statement, allocation of income and/or statutory report.

III. CAPITAL STRUCTURE

Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company. The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, requests that are not unreasonably dilutive or enhance the rights of common shareholders are supported. In considering authorized share proposals, the typical threshold for approval is 100% over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company’s specific financial situation.

Increase in Authorized Common Shares

In general, SSgA FM supports share increases for general corporate purposes up to 100% of current authorized stock.

SSgA FM supports increases for specific corporate purposes up to 100% of the specific need plus 50% of current authorized common stock for U.S. firms and plus 100% of current authorized stock for international firms.

When applying the thresholds, SSgA FM will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Increase in Authorized Preferred Shares

SSgA FM votes on a case-by-case basis on proposals to increase the number of preferred shares.

Generally, SSgA FM will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

SSgA FM will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

[2]	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

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However, SSgA FM will vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Preemptive Rights and Non-Preemptive Rights

In general, SSgA FM supports issuance authority requests up to 100% of current share capital with preemptive rights. Requests for the authority to remove preemptive rights will be supported for share issuances that are less than a certain percentage (ranging from 5-20%, based on market practice) of the outstanding shares, unless even such a small amount could have a material dilutive effect on existing shareholders (e.g. illiquid markets).

For Hong Kong, SSgA FM does not support issuances that do not place limits on discounts or do not provide the authority to refresh the share issuance amounts without prior shareholder approval.

Unequal Voting Rights

SSgA FM will not support proposals authorizing the creation of new classes of common stock with superior voting rights and will vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSgA FM will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.

However, SSgA FM will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Dividends and Share Repurchase Programs

SSgA FM generally supports dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income. SSgA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position.

Generally, SSgA FM votes for the authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase.

IV. MERGERS AND ACQUISITIONS

Mergers and the reorganization structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSgA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium

•	Strategic rationale

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest

•	Offers made at a premium and where there are no other higher bidders

•	Offers in which the secondary market price is substantially lower than the net asset value

SSgA FM may vote against a transaction considering the following:

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•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

•	At the time of voting, the current market price of the security exceeds the bid price

V. ANTI-TAKEOVER MEASURES

Typically, proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or delete a provision are deemed to have an antitakeover effect. The majority of these proposals deal with management’s attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported. Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

SSgA FM will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.

In general, SSgA FM will vote against the adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”).

SSgA FM will support the adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced.

SSgA FM will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

Special Meetings

SSgA will vote for shareholder proposals related to special meetings at companies that do not provide shareholders the right to call for a special meeting in their by-laws if:

•	The company also does not allow shareholders to act by written consent, OR

•	The company allows shareholders to act by written consent but the ownership threshold for acting by written consent is set above 25% of outstanding shares.

SSgA will vote for shareholder proposals related to special meetings at companies that give shareholders (with a minimum 10% ownership threshold) the right to call for a special meeting in their by-laws if:

•	The current ownership threshold to call for a special meeting is above 25% of outstanding shares.

SSgA will vote for management proposals related to special meetings.

Written Consent

SSgA will vote for shareholder proposals on written consent at companies if:

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•	The company does not have provisions in their by-laws giving shareholders the right to call for a special meeting, OR

•	The company allows shareholders the right to call for a special meeting but the current ownership threshold to call for a special meeting is above 25% of outstanding shares, AND

•	The company has a poor governance profile.

SSgA will vote management proposals on written consent on a case-by-case basis.

Super-Majority

SSgA FM will generally vote against amendments to by-laws requiring super-majority shareholder votes to pass or repeal certain provisions. SSgA FM will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.

VI. REMUNERATION

Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, are the terms of the plan designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans which benefit participants only when the shareholders also benefit are those most likely to be supported.

Advisory Vote on Executive Compensation and Frequency

SSgA FM supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period.

SSgA FM supports an annual advisory vote on executive compensation.

Approve Remuneration Report

SSgA FM will generally support remuneration reports that are judged to be in-line with local market practices. SSgA FM will generally vote against the approval of the remuneration report if the company fails to disclose information regarding any element of CEO remuneration including but not limited to, base salary, annual bonuses, and special bonuses relative to market practice.

If the company’s schemes allows for retesting of performance criteria over extended time period or for retesting if the original performance criteria was not met during the initial time period, SSgA FM may vote against the remuneration report.

Employee Equity Award Plans

SSgA FM considers numerous criteria when examining equity award proposals. Generally, SSgA FM does not vote against plans for lack of performance or vesting criteria. Rather, the main criteria that will result in a vote against an equity award plan are:

Excessive voting power dilution: To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. SSgA reviews that number in light of certain factors, including the industry of the issuer.

Other criteria include the following:

•	Number of participants or eligible employees;

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•	The variety of awards possible

•	The period of time covered by the plan

There are numerous factors that we view as negative, and together, may result in a vote against a proposal:

•	Grants to individuals or very small groups of participants;

•	“Gun-jumping” grants which anticipate shareholder approval of a plan or amendment;

•	The power of the board to exchange “underwater” options without shareholder approval this pertains to the ability of a company to reprice options, not the actual act of repricing described above;

•	Below market rate loans to officers to exercise their options;

•	The ability to grant options at less than fair market value;

•	Acceleration of vesting automatically upon a change in control;

•	Excessive compensation (i.e. compensation plans which are deemed by SSgA FM to be overly dilutive).

Historical option grants: Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than eight to twelve percent are generally not supported.

Repricing: SSgA FM will vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.

Share Repurchases: If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.

Companies who do not (i) clearly state the intentions of any proposed share buy-back plan or (ii) do not disclose a definitive number of the shares to be bought back and, (iii) the time frame during which the shares will be bought back will not have any such repurchase plan factored into the dilution calculation.

162(m) Plan Amendments: If a plan would not normally meet SSgA FM criteria described above, but is primarily being amended to add specific performance criteria to be used with awards designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then SSgA FM will support the proposal to amend the plan.

Employee Stock Option Plans

SSgA FM generally votes for stock purchase plans with an exercise price of not less than 85% of fair market value. However, SSgA FM takes market practice into consideration.

Compensation Related Items

SSgA FM will generally support the following proposals:

•	Expansions to reporting of financial or compensation-related information, within reason

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

SSgA FM will generally vote against the following proposals:

•	Retirement bonuses for non-executive directors and auditors

VII. MISCELLANEOUS/ROUTINE ITEMS

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SSgA FM generally supports the following miscellaneous/routine governance items:

•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate

•	Opting out of business combination provision

•	Proposals that remove restrictions on the right of shareholders to act independently of management

•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved

•	Shareholder proposals to put option repricings to a shareholder vote

•

General updating of or corrective amendments to charter and by-laws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•	Change in corporation name

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable

•	Repeals, prohibitions or adoption of anti-greenmail provisions

•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced and proposals to implement a reverse stock split to avoid delisting

•	Exclusive forum provisions

SSgA FM generally does not support the following miscellaneous/routine governance items:

•	Proposals asking companies to adopt full tenure holding periods for their executives

•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation

•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable

•	Proposals to approve other business when it appears as voting item

•	Proposals giving the board exclusive authority to amend the bylaws

•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal

VIII. ENVIRONMENTAL AND SOCIAL ISSUES

Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Where it appears there is a potential effect on shareholder or economic value of a company that is related to a specific environmental or social issue, SSgA FM evaluates the shareholder proposal addressing the issue on a case-by-case basis. Absent a compelling economic impact on shareholder value, SSgA FM will typically abstain from voting on these proposals.

Record Keeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

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1) FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5) a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its SSgA FM relationship manager.

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SPDR® Series Trust

Prospectus

SPDR S&P® Commercial Paper ETF (CPZ)

SPDR S&P Agency Bond ETF

SPDR Barclays Corporate Bond ETF

SPDR Barclays Corporate Industrial Bond ETF

SPDR Barclays Corporate Financial Bond ETF

SPDR Barclays Corporate Utilities Bond ETF

SPDR Barclays Zero Coupon Bond ETF

SPDR Barclays CMBS ETF

SPDR Barclays Global Convertible Securities ETF (GCWB)

SPDR Barclays Breakeven Inflation ETF

SPDR S&P Commercial Paper ex-Financials ETF

Principal U.S. Listing Exchange for each ETF: NYSE Arca, Inc.

October 31, 2012

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Shares in the Funds are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government, nor are Shares deposits or obligations of any bank. Such Shares in the Funds involve investment risks, including the loss of principal.

THIS PAGE IS INTENTIONALLY LEFT BLANK.

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3

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FUND SUMMARIES

SPDR® S&P® Commercial Paper ETF

INVESTMENT OBJECTIVE

The SPDR S&P Commercial Paper ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the 1-3 month sector of the United States commercial paper market.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	[	]%
Distribution and Service (12b-1) Fees(1)	None
Other Expenses(2)	[0.00	]%
Total Annual Fund Operating Expenses	[	]%

(1)	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.
(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3
$[ ]	$[ ]

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the S&P Commercial Paper Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser determines have economic characteristics that are substantially identical to

5

the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to measure the performance of the United States 1-3 month commercial paper market. The Index is broad based and constituents include commercial paper from all eligible issuers with program sizes greater than $2 billion and ranging from 1-3 months in maturity. Asset-backed issuers are not eligible. To be included in the Index, commercial paper must: (1) be priced by Interactive Data Corporation; (2) have a remaining maturity of between 31 and 91 days; and (3) have a current rating from at least one of Standard & Poor’s, Moody’s Investors Service or Fitch, Inc. The Index is weighted on a tiered basis based on the maximum program size of the issuing entity; in other words, the larger an issuer’s program size, the greater weight its commercial paper receives in the Index. Specifically, commercial paper of issuers with a maximum program size ranging from $5 billion to $15 billion will have twice the weight in the Index as that of issuers with a maximum program size ranging from $2 billion up to $5 billion. Commercial paper of issuers with a maximum program size of $15 billion and greater will have three times the weight in the Index as that of issuers with a maximum program size of $2 billion up to $5 billion. The Index rebalances monthly and is reconstituted semi-annually. As of [            ], there were approximately [            ] securities in the Index and the modified adjusted duration of securities in the Index was approximately [            ] years.

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

Passive Strategy/Index Risk: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index Tracking Risk: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

Debt Securities Investing Risk: The value of the debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a reduction in income from debt securities income.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector and the Fund may not achieve a high degree of correlation with its Index.

Non-Diversification Risk: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

6

FUND PERFORMANCE

The Fund had not commenced operations as of the date of this Prospectus and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

Investment Adviser

SSgA FM serves as the investment adviser to the Fund.

Portfolio Managers

The professionals primarily responsible for the day-to-day management of the Fund are Todd Bean, Steve Meier and Jeff St. Peters.

TODD BEAN is a Vice President of SSgA FM and a Senior Portfolio Manager in the firm’s U.S. Cash Management Group. He joined the Adviser in 2004.

STEVE MEIER, CFA, FRM, is an Executive Vice President of SSgA FM and is the Global Cash CIO responsible for cash investment strategies. He joined the Adviser in 2003.

JEFF ST. PETERS is a Managing Director of SSgA FM and a Senior Portfolio Manager within the Global Cash Management division. He joined the Adviser in 2001.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.

Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

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SPDR® S&P Agency Bond ETF

INVESTMENT OBJECTIVE

The SPDR S&P Agency Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. Agency bond market.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	[ ]	%
Distribution and Service (12b-1) Fees(1)	None
Other Expenses(2)	[ ]	%
Total Annual Fund Operating Expenses	[ ]	%

(1)	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.
(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3
$[ ]	$[ ]

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the S&P U.S. Agency Bond Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective. The Fund is not a money market fund and does not seek to maintain a stable net asset value of $1.00 per share.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

8

The Index is designed to measure the performance of publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate debt guaranteed by U.S. Government agencies, such as the FDIC. To be included in Index, a security must meet the following requirements: (i) at least one year to final maturity; (ii) have a minimum amount outstanding of at least $250 million (to remain in the Index, a security must maintain a minimum amount outstanding of at least $125 million); (iii) be rated investment grade (Baa3/BBB-or higher) by at least one of the rating agencies (Moody’s Investor Service, Inc., Standard & Poor’s, Inc. and Fitch Inc.); (iv) be fixed rate and non-convertible; (v) not been called; (vi) be denominated in U.S. dollars; (vii) be priced by Standard & Poor’s Securities Evaluations (“SPSE”) (if pricing from SPSE is no longer available for a security included in the Index, the last available price will be used); and (viii) be publicly issued. The Index is market-value weighted and the securities in the Index are updated on the last business day of each month. As of [    ], there were approximately [    ] securities in the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

Passive Strategy/Index Risk: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index Tracking Risk: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

Debt Securities Investing Risk: The value of the debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a reduction in income from debt securities income.

Non-Diversification Risk: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

U.S. Government Agency Securities Risk: Treasury securities are backed by the full faith and credit of the U.S. government as to the timely payment of principal and interest. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. If a government-sponsored entity is unable to meet its obligations, the performance of the Fund will be adversely impacted.

FUND PERFORMANCE

The Fund had not commenced operations as of the date of this Prospectus and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

Investment Adviser

SSgA FM serves as the investment adviser to the Fund.

9

Portfolio Managers

The professionals primarily responsible for the day-to-day management of the Fund are Michael Brunell and Karen Tsang.

MICHAEL BRUNELL is a Vice President of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1997.

KAREN TSANG is a Principal of SSgA FM and a Portfolio Manager in the Passive Fixed Income Portfolio Management Group. She joined the Adviser in 1998.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.

Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

10

SPDR® Barclays Corporate Bond ETF

INVESTMENT OBJECTIVE

The SPDR Barclays Corporate Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the corporate sector of the U.S. investment bond market.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	[ ]	%
Distribution and Service (12b-1) Fees(1)	None
Other Expenses(2)	[ ]	%
Total Annual Fund Operating Expenses	[ ]	%

(1)	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.
(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3
$[ ]	$[ ]

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the Barclays U.S. Corporate Bond Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”) , the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

11

The Index is designed to measure the performance of publicly issued U.S. corporate and specified foreign debentures and secured notes. The Index includes only corporate sectors. The corporate sectors are Industrial, Utility, and Financial Institutions. The Index components are a subset, based on sector, of the issues in the Barclays U.S. Credit Index (the “Credit Index”). The Credit Index includes U.S. Securities and Exchange Commission (“SEC”) registered, publicly issued U.S. corporate and specified foreign debentures, including global issues that are SEC-registered, and secured notes. To be included in the Credit Index, a security must meet the following requirements: (i) have at least one year to final maturity, regardless of call features; (ii) have at least $250 million par amount outstanding; (iii) be rated investment grade (Baa3/BBB-or higher) by at least two of the rating agencies (Moody’s Investor Service, Inc., Standard & Poor’s, Inc. and Fitch Inc.); (iv) be fixed rate; (v) be denominated in U.S. dollars and non-convertible; and (vi) be publicly issued. The following instruments are excluded from the Credit Index (and therefore also excluded from the Index): private placements, floating rate securities, Eurobonds and structured notes with embedded swaps or other special features. The Index is market capitalization weighted and the securities in the Index are updated on the last calendar day of each month. As of [    ], there were approximately [    ] securities in the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

Passive Strategy/Index Risk: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index Tracking Risk: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

Debt Securities Investing Risk: The value of the debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a reduction in income from debt securities income.

Non-Diversification Risk: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The Fund had not commenced operations as of the date of this Prospectus and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

Investment Adviser

SSgA FM serves as the investment adviser to the Fund.

Portfolio Managers

The professionals primarily responsible for the day-to-day management of the Fund are Patrick Bresnehan, Max DeSantis and Kyle Kelly.

PATRICK BRESNEHAN is a Vice President of SSgA FM and a Senior Portfolio Manager in the Fixed Income Portfolio Management Team. He joined the Adviser in 2010.

12

MAX DESANTIS is a Vice President of SSgA FM and is a Portfolio Manager in the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 2008.

KYLE KELLY is a Principal of SSgA FM and a Portfolio Manager in the Fixed Income Portfolio Management Team. He joined the Adviser in 2007.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.

Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

13

SPDR Barclays Corporate Industrial Bond ETF

INVESTMENT OBJECTIVE

The SPDR Barclays Corporate Industrial Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the corporate industrial sector of the U.S. investment bond market.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	[ ]	%
Distribution and Service (12b-1) Fees(1)	None
Other Expenses(2)	[ ]	%
Total Annual Fund Operating Expenses	[ ]	%

(1)	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.
(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3
$[ ]	$[ ]

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the Barclays U.S. Corporate Industrial Bond Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”) , the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

14

The Index is designed to measure the performance of the industrial sector of publicly issued U.S. corporate and specified foreign debentures and secured notes. The Index components are a subset, based on sector, of the issues in the Barclays U.S. Credit Index (the “Credit Index”). The Index only includes securities included in the industrial sector of the Credit Index. The Credit Index includes U.S. Securities and Exchange Commission (“SEC”) registered, publicly issued U.S. corporate and specified foreign debentures, including global issues that are SEC-registered, and secured notes. To be included in the Credit Index, a security must meet the following requirements: (i) have at least one year to final maturity, regardless of call features; (ii) have at least $250 million par amount outstanding; (iii) be rated investment grade (Baa3/BBB-or higher) by at least two of the rating agencies (Moody’s Investor Service, Inc., Standard & Poor’s, Inc. and Fitch Inc.); (iv) be fixed rate; (v) be denominated in U.S. dollars and non-convertible; and (vi) be publicly issued. The following instruments are excluded from the Credit Index (and therefore also excluded from the Index): private placements, floating rate securities, Eurobonds and structured notes with embedded swaps or other special features. The Index is market capitalization weighted and the securities in the Index are updated on the last calendar day of each month. As of [    ], there were approximately [    ] securities in the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

Passive Strategy/Index Risk: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index Tracking Risk: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

Debt Securities Investing Risk: The value of the debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a reduction in income from debt securities income.

Industrial Sector Risk: Stock prices for industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the government budgets. Transportation stocks, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

Non-Diversification Risk: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

15

The Fund had not commenced operations as of the date of this Prospectus and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

Investment Adviser

SSgA FM serves as the investment adviser to the Fund.

Portfolio Managers

The professionals primarily responsible for the day-to-day management of the Fund are Patrick Bresnehan, Max DeSantis and Kyle Kelly.

PATRICK BRESNEHAN is a Vice President of SSgA FM and a Senior Portfolio Manager in the Fixed Income Portfolio Management Team. He joined the Adviser in 2010.

MAX DESANTIS is a Vice President of SSgA FM and is a Portfolio Manager in the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 2008.

KYLE KELLY is a Principal of SSgA FM and a Portfolio Manager in the Fixed Income Portfolio Management Team. He joined the Adviser in 2007.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.

Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

16

SPDR Barclays Corporate Financial Bond ETF

INVESTMENT OBJECTIVE

The SPDR Barclays Corporate Financial Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the corporate financial sector of the U.S. investment bond market.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	[ ]	%
Distribution and Service (12b-1) Fees(1)	None
Other Expenses(2)	[ ]	%
Total Annual Fund Operating Expenses	[ ]	%

(1)	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.
(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3
$[ ]	$[ ]

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the Barclays U.S. Corporate Financial Bond Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”) , the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

17

The Index is designed to measure the performance of the financial sector of publicly issued U.S. corporate and specified foreign debentures and secured notes. The Index components are a subset, based on sector, of the issues in the Barclays U.S. Credit Index (the “Credit Index”). The Index only includes securities included in the financial sector of the Credit Index. The Credit Index includes U.S. Securities and Exchange Commission (“SEC”) registered, publicly issued U.S. corporate and specified foreign debentures, including global issues that are SEC-registered, and secured notes. To be included in the Credit Index, a security must meet the following requirements: (i) have at least one year to final maturity, regardless of call features; (ii) have at least $250 million par amount outstanding; (iii) be rated investment grade (Baa3/BBB-or higher) by at least two of the rating agencies (Moody’s Investor Service, Inc., Standard & Poor’s, Inc. and Fitch Inc.); (iv) be fixed rate; (v) be denominated in U.S. dollars and non-convertible; and (vi) be publicly issued. The following instruments are excluded from the Credit Index (and therefore also excluded from the Index): private placements, floating rate securities, Eurobonds and structured notes with embedded swaps or other special features. The Index is market capitalization weighted and the securities in the Index are updated on the last calendar day of each month. As of [    ], there were approximately [    ] securities in the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

Passive Strategy/Index Risk: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index Tracking Risk: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

Debt Securities Investing Risk: The value of the debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a reduction in income from debt securities income.

Financial Sector Risk: Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, the recent deterioration of the credit markets generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition.

Non-Diversification Risk: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

18

FUND PERFORMANCE

The Fund had not commenced operations as of the date of this Prospectus and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

Investment Adviser

SSgA FM serves as the investment adviser to the Fund.

Portfolio Managers

The professionals primarily responsible for the day-to-day management of the Fund are Patrick Bresnehan, Max DeSantis and Kyle Kelly.

PATRICK BRESNEHAN is a Vice President of SSgA FM and a Senior Portfolio Manager in the Fixed Income Portfolio Management Team. He joined the Adviser in 2010.

MAX DESANTIS is a Vice President of SSgA FM and is a Portfolio Manager in the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 2008.

KYLE KELLY is a Principal of SSgA FM and a Portfolio Manager in the Fixed Income Portfolio Management Team. He joined the Adviser in 2007.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.

Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

19

SPDR Barclays Corporate Utilities Bond ETF

INVESTMENT OBJECTIVE

The SPDR Barclays Corporate Utilities Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the corporate utilities sector of the U.S. investment bond market.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	[ ]	%
Distribution and Service (12b-1) Fees(1)	None
Other Expenses(2)	[ ]	%
Total Annual Fund Operating Expenses	[ ]	%

(1)	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.
(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3
$[ ]	$[ ]

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the Barclays U.S. Corporate Utilities Bond Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”) , the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

20

The Index is designed to measure the performance of the utilities sector of publicly issued U.S. corporate and specified foreign debentures and secured notes. The Index components are a subset, based on sector, of the issues in the Barclays U.S. Credit Index (the “Credit Index”). The Index only includes securities included in the utilities sector of the Credit Index. The Credit Index includes U.S. Securities and Exchange Commission (“SEC”) registered, publicly issued U.S. corporate and specified foreign debentures, including global issues that are SEC-registered, and secured notes. To be included in the Credit Index, a security must meet the following requirements: (i) have at least one year to final maturity, regardless of call features; (ii) have at least $250 million par amount outstanding; (iii) be rated investment grade (Baa3/BBB-or higher) by at least two of the rating agencies (Moody’s Investor Service, Inc., Standard & Poor’s, Inc. and Fitch Inc.); (iv) be fixed rate; (v) be denominated in U.S. dollars and non-convertible; and (vi) be publicly issued. The following instruments are excluded from the Credit Index (and therefore also excluded from the Index): private placements, floating rate securities, Eurobonds and structured notes with embedded swaps or other special features. The Index is market capitalization weighted and the securities in the Index are updated on the last calendar day of each month. As of [    ], there were approximately [    ] securities in the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

Passive Strategy/Index Risk: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index Tracking Risk: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

Debt Securities Investing Risk: The value of the debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a reduction in income from debt securities income.

Utilities Sector Risk: The rates that traditional regulated utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company’s earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable.

Non-Diversification Risk: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

21

FUND PERFORMANCE

The Fund had not commenced operations as of the date of this Prospectus and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

Investment Adviser

SSgA FM serves as the investment adviser to the Fund.

Portfolio Managers

The professionals primarily responsible for the day-to-day management of the Fund are Patrick Bresnehan, Max DeSantis and Kyle Kelly.

PATRICK BRESNEHAN is a Vice President of SSgA FM and a Senior Portfolio Manager in the Fixed Income Portfolio Management Team. He joined the Adviser in 2010.

MAX DESANTIS is a Vice President of SSgA FM and is a Portfolio Manager in the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 2008.

KYLE KELLY is a Principal of SSgA FM and a Portfolio Manager in the Fixed Income Portfolio Management Team. He joined the Adviser in 2007.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.

Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

22

SPDR Barclays Zero Coupon Bond ETF

INVESTMENT OBJECTIVE

The SPDR Barclays Zero Coupon Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks Separate Trading of Registered Interest and Principal Securities (“STRIPS”) registered with the U.S. Treasury’s Bureau of Public Debt.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	[ ]	%
Distribution and Service (12b-1) Fees(1)	None
Other Expenses(2)	[ ]	%
Total Annual Fund Operating Expenses	[ ]	%

(1)	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.
(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3
$[ ]	$[ ]

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the Barclays U.S. Treasury STRIPS Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”) , the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

23

The Index is designed to tracks the return of STRIPS registered with the U.S. Treasury’s Bureau of Public Debt. STRIPS are a type of zero coupon bonds that are direct obligations of the U.S. Treasury. The interest payments (“coupons”) of STRIPS have been separated or “stripped” from the underlying principal by their holder. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The Index includes interest and principal payments stripped from existing U.S. Treasury notes and bonds. As of [    ], there were approximately [    ] securities in the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

Passive Strategy/Index Risk: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index Tracking Risk: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

Debt Securities Investing Risk: The value of the debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a reduction in income from debt securities income.

Zero Coupon Bond Risk: Because zero coupon bonds do not pay interest, the market value of zero coupon bonds may exhibit greater price volatility than ordinary debt securities. The market value of zero coupon bonds fall more dramatically than bonds paying interest on a current basis when interest rates rise, and rise more dramatically when interest rates fall.

Non-Diversification Risk: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The Fund had not commenced operations as of the date of this Prospectus and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

Investment Adviser

SSgA FM serves as the investment adviser to the Fund.

Portfolio Managers

The professionals primarily responsible for the day-to-day management of the Fund are Michael Brunell and Karen Tsang.

MICHAEL BRUNELL is a Vice President of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1997.

KAREN TSANG is a Principal of SSgA FM and a Portfolio Manager in the Passive Fixed Income Portfolio Management Group. She joined the Adviser in 1998.

24

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.

Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

25

SPDR Barclays CMBS ETF

INVESTMENT OBJECTIVE

The SPDR Barclays CMBS ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the ERISA-eligible sector of the U.S. dollar denominated investment grade commercial mortgage backed securities (CMBS) market.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	[	]%
Distribution and Service (12b-1) Fees(1)	None
Other Expenses(2)	[	]%
Total Annual Fund Operating Expenses	[	]%

(1)	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.
(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3
$[ ]	$[ ]

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the Barclays CMBS ERISA-Eligible Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”) , the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

26

The Index is designed to measure the performance of the ERISA-eligible sector of the U.S. dollar denominated investment grade commercial mortgage backed securities market. The Index is part of the Barclays U.S. Aggregate Index. To be included in the Index, the following criteria must be met: (i) the original aggregate transaction must have a minimum deal size of $500 million and a minimum tranche size of $25 million, and the aggregate outstanding transaction size must be at least $300 million to remain in the Index; (ii) collateral for each transaction must be new origination and originated specifically for securitization; (iii) certificates must have an expected life of one year; (iv) certificates must be either fixed rate weighted average coupon (WAC) or capped WAC securities; and (v) the security must be ERISA-eligible. ERISA-eligible securities refer to those asset-backed and mortgage-backed securities that are covered by the various prohibited transaction exemptions granted by the U.S. Department of Labor under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), known as the “Underwriter Exemptions.” Additionally, securities must be rated investment grade (Baa3/BBB- or higher) by at least two of the rating agencies (Moody’s Investor Service, Inc., Standard & Poor’s, Inc. and Fitch Inc.). Excluded from the Index are floating rate certificates and securities issued under Rule 144A of the Securities Act of 1933, as amended. The Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month. As of [    ], there were approximately [    ] securities in the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

Passive Strategy/Index Risk: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index Tracking Risk: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

Debt Securities Investing Risk: The value of the debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a reduction in income from debt securities income.

Prepayment Risk: The Fund may invest in mortgage-related securities, which may be paid off early if the borrower on the underlying mortgage prepays the mortgage or refinances the mortgage prior to the maturity date. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Extension Risk: The Fund may invest in mortgage-related securities and therefore, to the extent that interest rates rise, certain mortgage backed securities may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a decline to the Fund’s income.

Mortgage-Backed Securities Risk: Mortgage-backed securities, other than GNMA mortgage-backed securities, are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly affect the value of certain mortgage-backed securities.

Non-Diversification Risk: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

27

FUND PERFORMANCE

The Fund had not commenced operations as of the date of this Prospectus and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

Investment Adviser

SSgA FM serves as the investment adviser to the Fund.

Portfolio Managers

The professionals primarily responsible for the day-to-day management of the Fund are Michael Brunell and Karen Tsang.

MICHAEL BRUNELL is a Vice President of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1997.

KAREN TSANG is a Principal of SSgA FM and a Portfolio Manager in the Passive Fixed Income Portfolio Management Group. She joined the Adviser in 1998.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.

Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

28

SPDR Barclays Global Convertible Securities ETF

INVESTMENT OBJECTIVE

The SPDR Barclays Global Convertible Securities ETF (the “Fund”) seeks to provide investment results that, before fees expenses, correspond generally to the price and yield performance of an index that tracks global convertible securities markets with outstanding issue sizes greater than $500 million.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

MANAGEMENT FEES	[ ]	%
DISTRIBUTION AND SERVICE (12b-1) FEES(1)	None
OTHER EXPENSES(2)	[ ]	%
TOTAL ANNUAL FUND OPERATING EXPENSES	[ ]	%

(1)	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.
(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3
$[ ]	$[ ]

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the Barclays Global Convertible Bond >$500MM Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund, and State Street Global Advisors Limited (“SSgA LTD” or the “Sub-Adviser”), the investment sub-adviser to the Fund, generally expect the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective. Generally, SSgA FM is responsible for managing the U.S. assets and SSgA LTD is responsible for managing the ex-U.S. assets in the Fund’s portfolio.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser or Sub-Adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in debt

29

securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA FM), the investment adviser to the Fund. The Fund may also enter into forward currency exchange contracts for hedging and/or investment purposes.

The Index is designed to represent the market of global convertible securities, such as convertible bonds, with outstanding issue sizes greater than $500 million. Convertible bonds are bonds that can be exchanged, at the option of the holder, for a specific number of shares of the issuer’s preferred stock (“Preferred Securities”) or common stock.

The Index components are a subset of issues in the Barclays Global Convertible Composite Index. To be included in the Index a security must meet the following requirements: (i) have an outstanding issue size greater than $500 million; (ii) be a non-called, non-defaulted security; (iii) have at least 31 days until maturity; and (iv) be a registered or a convertible tranche issued under Rule 144A of the Securities Act of 1933, as amended. The Index is rebalanced on a monthly basis, at the end of each month. Countries covered in the Index have historically included, among others, Abu Dhabi, Australia, Austria, Belgium, France, Germany, great Britain, Hong Kong, Hungary, India, Italy, Japan, Luxembourg, Malaysia, Norway, Portugal, Russia, Singapore, South Africa, south Korea, Spain, Sweden, Switzerland, Taiwan, and the United Stares. As of [    ], there were approximately [    ] securities in the Index.

The Index is sponsored by Barclays (the “Index Provider”) which is not affiliated with the Fund, the Adviser or the Sub-Adviser. The Index Provider determines the composition of the Index and the relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, foreign currency-related transactions, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

DEBT SECURITIES INVESTING RISK: The value of the debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or illiquidity in the debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a reduction in income from debt securities income.

CONVERTIBLE SECURITIES RISK: Convertible securities tend to be subordinate to other debt securities issued by the same issuer. Also, issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities generally provide yields higher than the underlying stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.

PREFERRED SECURITIES RISK: There are special risks associated with investing in Preferred Securities. Generally, Preferred Security holders (such as the Fund) have no voting rights with respect to the issuing company unless certain events occur. In addition, Preferred Securities are subordinated to bonds and other debt instruments in a company’s capital structure and

30

therefore will be subject to greater credit risk than those debt instruments. Unlike debt securities, dividend payments on a Preferred Security typically must be declared by the issuer’s board of directors. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if such dividends have accrued), and may suspend payment of dividends on Preferred Securities at any time. In the event an issuer of Preferred Securities experiences economic difficulties, the issuer’s Preferred Securities may lose substantial value due to the reduced likelihood that the issuer’s board of directors will declare a dividend and the fact that the Preferred Security may be subordinated to other securities of the same issuer. There is a chance that the issuer of any of the Fund’s holdings will default (fail to make scheduled dividend payments on the Preferred Security or scheduled interest payments on other obligations of the issuer not held by the Fund).

INTEREST RATE RISK. Because many Preferred Securities pay dividends at a fixed rate, their market price can be sensitive to changes in interest rates in a manner similar to bonds – that is, as interest rates rise, the value of the Preferred Securities held by the Fund are likely to decline. To the extent that the Fund invests a substantial portion of its assets in fixed rate Preferred Securities, rising interest rates may cause the value of the Fund’s investments to decline significantly.

ISSUER RISK. Because many Preferred Securities allow holders to convert the Preferred Securities into common stock of the issuer, their market price can be sensitive to changes in the value of the issuer’s common stock and, therefore, declining common stock values may also cause the value of the Fund’s investments to decline.

CALL RISK. Preferred Securities often have call features which allow the issuer to redeem the security at its discretion. The redemption of a Preferred Security having a higher than average yield may cause a decrease in the Fund’s yield.

FOREIGN SECURITIES RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. These risks may be heightened in connection with investments in developing or emerging countries.

EMERGING MARKETS RISK: Investment in emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the Fund. For these and other reasons, investments in emerging markets are often considered speculative.

DERIVATIVES RISK: A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset (such as stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). The Fund may invest in forward foreign currency contracts, which involve an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price, thereby fixing the exchange rate for a specified time in the future. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

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The Fund had not commenced operations as of the date of this Prospectus and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund. SSgA LTD, an affiliate of the Adviser, serves as sub-adviser to the Fund, subject to supervision by the Adviser and the Board of Trustees. To the extent that a reference in this Prospectus refers to the “Adviser”, such reference should also be read to refer to SSgA LTD with respect to the Fund where the context requires.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Max DeSantis and Stephen Yeats.

MAX DESANTIS is a Principal of SSgA FM and a Portfolio Manger in the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 2008.

STEPHEN YEATS is an Investment Manager at SSgA LTD. He joined SSgA LTD in February 2007.

PURCHASE AND SALE OF FUND SHARES

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of [100,000] Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks (“ECNs”) and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV(premium) or less than NAV (discount).

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

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SPDR Barclays Breakeven Inflation ETF

INVESTMENT OBJECTIVE

The SPDR Barclays Breakeven Inflation ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of an index designed to track the “breakeven” rate of inflation in the United States.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

MANAGEMENT FEES	[ ]	%
DISTRIBUTION AND SERVICE (12b-1) FEES(1)	None
OTHER EXPENSES(2)	[ ]	%
TOTAL ANNUAL FUND OPERATING EXPENSES	[ ]	%

(1)	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2013.
(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3
$[ ]	$[ ]

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of Barclays U.S. Breakeven Inflation Aggregate Index (the “Index”), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund, determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

33

The “breakeven” rate of inflation is the level of inflation required for TIPS securities (defined below) to approximate the performance of U.S. Treasury securities with equivalent duration (i.e. a measurement of the market’s expectation for future inflation). The Index is designed to provide a benchmark for investors seeking to track the “breakeven” rate of inflation in the United States by capturing the returns of simultaneous long positions in inflation protected public obligations of the U.S. Treasury, commonly known as “TIPS,” and short positions in corresponding nominal comparable U.S. Treasury bonds. The Index represents a composite breakeven inflation position by taking long positions in all the prevailing most recently issued bonds spanning the entire term structure of the TIPS market and short positions in their respective nominal comparator U.S. Treasury bonds. However, the short positions are scaled appropriately to minimize exposure to real yields, while capturing the inflation linked return. The Index also includes a return on cash lent to facilitate the short transactions. The Index is rebalanced monthly. As of [    ], the Index was comprised of [    ] securities.

The Index is sponsored by Barclays (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index and the relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

DEBT SECURITIES INVESTING RISK: The value of the debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or illiquidity in the debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a reduction in income from debt securities income.

NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

SHORT SALE RISK: Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security.

INFLATION OUTLOOK RISK: The Index is comprised of long positions in TIPS and short positions in U.S. Treasury securities in order to produce a measure of the market’s expectation for future inflation. The breakeven rate of inflation represents a measure of the market’s expectations for inflation over the relevant period. The Index is not designed to measure or predict the realized rate of inflation, nor does it seek to replicate the returns of any price index or measure of actual consumer price levels. Returns

34

on inflation expectations are based on the TIPS and U.S. Treasury markets, interest rate and inflation expectations, and fiscal and monetary policy. There is no guarantee that these factors will combine to produce increases in the Index over time, or that the Index or the Fund will retain any appreciation in value over extended periods of time, or that the returns of the Index or the Fund will track or outpace the realized rate of inflation, or any price index or measure of actual consumer price levels. It is possible that the returns of the Index or the Fund will not correlate to (or may be the opposite of) the change in the realized rate of inflation, or any price index, or measure of actual consumer price levels. As a result, an investment in the Fund may not serve as an effective hedge against inflation.

FUND PERFORMANCE

The Fund had not commenced operations as of the date of this Prospectus and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Patrick Bresnehan and Max DeSantis.

PATRICK BRESNEHAN is a Vice President of SSgA FM and a Senior Portfolio Manager in the Fixed Income Group. He joined the Adviser in 2010.

MAX DESANTIS is a Principal of SSgA FM and a Portfolio Manager in the Fixed Income Group. He joined the Adviser in 2008.

PURCHASE AND SALE OF FUND SHARES

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks (“ECNs”) and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

35

SPDR S&P Commercial Paper Ex-Financials ETF

INVESTMENT OBJECTIVE

The SPDR S&P Commercial Paper Ex-Financials ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of an index that tracks the 1-3 month sector of the U.S non-financial commercial paper market.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

MANAGEMENT FEES	[	]%
DISTRIBUTION AND SERVICE (12b-1) FEES(1)	None
OTHER EXPENSES(2)	[ ]	%
TOTAL ANNUAL FUND OPERATING EXPENSES	[ ]	%

(1)	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payment will be made through at least October 31, 2013.
(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3
$[ ]	$[ ]

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the S&P U.S. Commercial Paper Non-Financials Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities the Adviser determines have economic characteristics substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in debt securities that are not included in the

Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

36

The Index is designed to measure the performance of the U.S. commercial paper market, excluding the financial sector. The Index consists of commercial paper from the non-financial sector with remaining maturities greater than or equal to one month and less than three months. Index constituents include commercial paper from all eligible issuers with program sizes greater than $2 billion. The Index is weighted on a tiered basis based on the maximum program size of the issuing entity; in other words, the larger an issuer’s program size, the greater weight its commercial paper receives in the Index. Specifically, commercial paper of issuers with a maximum program size ranging from $5 billion to $15 billion will have twice the weight in the Index as that of issuers with a maximum program size ranging from $2 billion up to $5 billion. Commercial paper of issuers with a maximum program size of $15 billion and greater will have three times the weight in the Index as that of issuers with a maximum program size of $2 billion up to $5 billion. The Index rebalances monthly and is reconstituted semi-annually. As of [    ], the Index was comprised of [    ] securities.

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

DEBT SECURITIES INVESTING RISK: The value of the debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or illiquidity in the debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a reduction in income from debt securities income.

LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector and the Fund may not achieve a high degree of correlation with its Index.

NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

37

The Fund had not commenced operations as of the date of this Prospectus and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Todd Bean, Steve Meier and Jeff St. Peters.

TODD BEAN is a Vice President of SSgA FM and a Senior Portfolio Manager in the firm’s U.S. Cash Management Group. He joined the Adviser in 2004.

STEVE MEIER, CFA, FRM, is an Executive Vice President of SSgA FM and is the Global Cash CIO responsible for cash investment strategies. He joined the Adviser in 2003.

JEFF ST. PETERS is a Managing Director of SSgA FM and a Senior Portfolio Manager within the Global Cash Management division. He joined the Adviser in 2001.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

38

ADDITIONAL STRATEGIES INFORMATION

PRINCIPAL STRATEGIES

GENERAL. The Adviser seeks to track the performance of a Fund’s Index as closely as possible (i.e., obtain a high degree of correlation with the Index). A number of factors may affect a Fund’s ability to achieve a high degree of correlation with its Index, and there can be no guarantee that a Fund will achieve a high degree of correlation.

Under various circumstances where it may not be possible or practical to purchase all of the securities in the benchmark Index for each Fund or amounts of such securities in proportion to their weighting in the Index, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Index, in instances when a security in the Index becomes temporarily illiquid, unavailable or less liquid, or due to legal restrictions (such as diversification requirements that apply to the Fund but not the Index), and in particular with respect to Funds that employ a sampling strategy, the Adviser intends to employ a sampling strategy in managing the Funds. Sampling means that the Adviser uses quantitative analysis to select securities, including securities in the Index, outside of the Index and derivatives, that have a similar investment profile as the relevant Index in terms of key risk factors, performance attributes and other economic characteristics. These include industry weightings, market capitalization, and other financial characteristics of securities. The quantity of holdings in each Fund will be based on a number of factors, including asset size of the Fund. In addition, from time to time, securities are added to or removed from each Index. The Adviser may sell securities that are represented in an Index, or purchase securities that are not yet represented in an Index, in anticipation of their removal from or addition to an Index. Further, the Adviser may choose to overweight securities in an Index, purchase or sell securities not in an Index, or utilize various combinations of other available techniques, in seeking to track an Index.

Certain of the Funds, as described in the Statement of Additional Information (“SAI”), have adopted a non-fundamental investment policy to invest at least 80% of their respective net assets in investments suggested by their respective names, measured at the time of investment. A Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. The Board of Trustees of the Trust (the “Board”) may change a Fund’s investment strategy, Index and other policies without shareholder approval, except as otherwise indicated in this Prospectus or in the SAI. Each Fund will provide shareholders with at least 60 days notice prior to changing its Index. The Board may also change a Fund’s investment objective without shareholder approval.

NON-PRINCIPAL STRATEGIES

CERTAIN OTHER INVESTMENTS. Each Fund may invest in convertible securities, variable rate demand notes (VRDNs), commercial paper, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors such as the movement of a particular security or index), swaps and in options and futures contracts. Swaps, options and futures contracts, convertible securities and structured notes may be used by a Fund in seeking performance that corresponds to its Index and in managing cash flows.

TEMPORARY DEFENSIVE POSITIONS. In certain situations or market conditions, a Fund may temporarily depart from its normal investment policies and strategies provided that the alternative is consistent with the Fund’s investment objective and is in the best interest of the Fund. For example, a Fund may make larger than normal investments in derivatives to maintain exposure to its Index if it is unable to invest directly in a component security.

BORROWING MONEY. Each Fund may borrow money from a bank as permitted by the Investment Company Act of 1940, as amended (“1940 Act”) or other governing statute, by the Rules thereunder, or by the U.S. Securities and Exchange Commission (“SEC”) or other regulatory agency with authority over the Fund, but only for temporary or emergency purposes. The 1940 Act presently allows a Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). Certain Funds may also invest in reverse repurchase agreements, which are considered borrowings under the 1940 Act. Although there is no limit on the percentage of Fund assets that can be used in connection with reverse repurchase agreements, the Funds do not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1/3% of its total assets.

39

LENDING SECURITIES. Each Fund may lend its portfolio securities in an amount not to exceed one third (33 1/3%) of the value of its total assets via a securities lending program through its securities lending agent, State Street Bank and Trust Company (“State Street” or “Lending Agent”), to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows a Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. A Fund will receive collateral for each loaned security which is at least equal to the market value of that security, marked to market each trading day. In the securities lending program, the borrower generally has the right to vote the loaned securities, however a Fund may call loans to vote proxies if a material issue affecting the Fund’s economic interest in the investment is to be voted upon. Security loans may be terminated at any time by a Fund.

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ADDITIONAL RISK INFORMATION

The following section provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund Summary along with additional risk information. Risk information is applicable to all Funds unless otherwise noted.

PRINCIPAL RISKS

MARKET RISK: An investment in a Fund involves risks similar to those of investing in any fund, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. The values of securities could decline generally or could underperform other investments. Different types of securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

INTEREST RATE RISK: Interest rate risk is the risk that the securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

ISSUER RISK: There may be economic or political changes that impact the ability of issuers to repay principal and to make interest payments on securities. Changes to the financial condition or credit rating of issuers may also adversely affect the value of the Fund’s securities.

CREDIT RISK: The Fund could lose money if the issuer of a debt security is unable to meet its principal obligations in a timely manner, or if negative perceptions of the issuer’s ability to make such payments cause the price of the bond to decline. Funds that invest primarily in bonds issued by U.S. government agencies and instrumentalities will be subject to less credit risk than funds that invest in other debt obligations.

LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector and the Fund may not achieve a high degree of correlation with its Index. Furthermore, if a Fund’s principal investment strategies involve investing in municipal securities or high yield securities, the Fund’s portfolio may have greater exposure to liquidity risk since the markets for such securities may be less liquid than the traditional bond markets. There may also be less information available on the financial condition of issuers of these types of securities than for public corporations. This means that it may be harder to buy and sell such securities, especially on short notice, and these securities may be more difficult for a Fund to value accurately than securities of public corporations.

REINVESTMENT RISK: The Fund’s performance may be adversely impacted when interest rates fall because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature. This risk is typically greater with respect to short-term bond funds and lower for long-term bond funds.

CALL RISK: The Fund may invest in callable bonds, and such issuers may “call” or repay securities with higher coupon or interest rates before the security’s maturity date. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

INCOME RISK: The Fund’s income may decline due to falling interest rates. During a period of falling interest rates, income risk is generally higher for short term bond funds, moderate for intermediate term bond funds and low for long term bond funds. Therefore, investors should expect a Fund’s monthly income to fluctuate accordingly.

U.S. GOVERNMENT AGENCY SECURITIES RISK (SPDR S&P AGENCY BOND ETF): Treasury securities are backed by the full faith and credit of the U.S. government as to the timely payment of principal and interest. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing

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Administration or the Department of Veterans Affairs. The Funds may also invest in obligations issued by other entities such as FNMA and FHLMC, which are supported solely by the credit of the agency or instrumentality itself, and are neither guaranteed nor insured by the U.S. government. FHLMC and FNMA have each been placed into conservatorship by the U.S. government under the authority of the Federal Housing Finance Agency with a stated purpose to preserve and conserve each entity’s assets and property, and to put each entity in a sound and solvent condition. No assurance can be given that these purposes will be met or that the U.S. government will provide adequate, or any, financial support to these and other agencies if needed. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund will be adversely impacted.

FOREIGN INVESTMENT RISK (SPDR BARCLAYS GLOBAL CONVERTIBLE SECURITIES ETF): Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities.

FOREIGN SECURITIES. Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Changes to the financial condition or credit rating of foreign issuers may also adversely affect the value of the Fund’s debt securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

CURRENCY RISK. The Fund’s net asset value is determined on the basis of U.S. dollars, therefore, the Fund may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up.

POLITICAL AND ECONOMIC RISK. The Fund may invest in sovereign debt securities, which are generally riskier than debt securities issued by the U.S. government, its agencies and instrumentalities. As a result, the Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

FOREIGN MARKET AND TRADING RISK. The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

EMERGING MARKETS RISK (SPDR BARCLAYS GLOBAL CONVERTIBLE SECURITIES ETF): Investment in emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. These economies are less developed and can be overly reliant on particular industries and more vulnerable to changes in international trade, trade barriers and other protectionist or retaliatory measures. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight and the volatility of emerging markets may be heightened by the actions of a few major investors. Some governments exercise substantial influence over the private economic sector and the social and political uncertainties that exist for many developing countries is significant. In adverse social and political circumstances, governments have been involved in policies of expropriation, confiscatory taxation, nationalism, intervention in the securities markets and trade settlement, and imposition of foreign investment restrictions and exchange controls, and these could be repeated in the future. In certain emerging markets, investments may be subject to heightened risks with regard to ownership and custody of securities. For example, security ownership may be evidenced by entries in the books of a company or its registrar, which may not be independent of the issuer, instead of through a central registration system and without effective government supervision. Particularly with respect to the Fund’s investment in actual foreign securities, the possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists could, along with other factors, result in the registration of the Fund’s shareholding being completely lost and cause the Fund to suffer an investment loss. For these and other reasons, investments in emerging markets are often considered speculative.

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NON-PRINCIPAL RISKS

TRADING ISSUES. Although the Shares are listed for trading on NYSE Arca, Inc. (the “Exchange”) and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that the Shares will trade with any volume, or at all, on any stock exchange.

FLUCTUATION OF NET ASSET VALUE; SHARE PREMIUMS AND DISCOUNTS. The net asset value of the Shares will generally fluctuate with changes in the market value of a Fund’s securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in a Fund’s net asset value and supply and demand of Shares on the Exchange. It cannot be predicted whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of an Index trading individually or in the aggregate at any point in time. The market prices of Shares may deviate significantly from the net asset value of the Shares during periods of market volatility. However, given that Shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained over long periods. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to a Fund’s net asset value, disruptions to creations and redemptions or market volatility may result in trading prices that differ significantly from such Fund’s net asset value. If an investor purchases Shares at a time when the market price is at a premium to the net asset value of the Shares or sells at a time when the market price is at a discount to the net asset value of the Shares, then the investor may sustain losses.

COSTS OF BUYING OR SELLING SHARES. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if a Fund’s Shares have more trading volume and market liquidity and higher if a Fund’s Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

LENDING OF SECURITIES. Although the Funds are indemnified by the Lending Agent for losses incurred in connection with a borrower’s default with respect to a loan, the Funds bear the risk of loss of investing cash collateral and may be required to make payments to a borrower upon return of loaned securities if invested collateral has declined in value. Furthermore, because of the risks in delay of recovery, a Fund may lose the opportunity to sell the securities at a desirable price, and the Fund will generally not have the right to vote securities while they are being loaned.

CONCENTRATION. A Fund’s assets will generally be concentrated in an industry or group of industries to the extent that the Fund’s underlying Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, a Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries.

MONEY MARKET FUND INVESTMENTS. Although money market funds generally seek to preserve the value of their shares at $1.00 per share, it is possible that a Fund could lose money by investing in a money market fund. Investments in money market funds have traditionally not been and currently are not federally insured.

DERIVATIVES.A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset (such as stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). Each Fund may

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invest in futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are also subject to credit risk because a Fund could lose money when a contracting party is unable to meet its contractual obligations in a timely manner or negative perceptions of a contracting party’s ability to meet its obligations cause the derivatives to decline in value.

CONTINUOUS OFFERING. The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by each Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (“Securities Act”), may occur.

Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the principal underwriter, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus or summary prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act.

MANAGEMENT

ADVISER. SSgA FM serves as the investment adviser to each Fund and, subject to the supervision of the Board, is responsible for the investment management of the Funds. The Adviser provides an investment management program for each Fund and manages the investment of the Funds’ assets. The Adviser and other affiliates of State Street Corporation make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. As of August 31, 2012, the Adviser managed approximately $259.06 billion in assets and SSgA managed approximately $1.94 trillion in assets. The Adviser’s principal business address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

For the services provided to each Fund under the Investment Advisory Agreement, each Fund expects to pay the Adviser the annual fees based on a percentage of each Fund’s average daily net assets as set forth below:

SPDR S&P Commercial Paper ETF	0.[ ]	%
SPDR S&P Agency Bond ETF	0.[ ]	%
SPDR Barclays Corporate Bond ETF	0.[ ]	%
SPDR Barclays Corporate Industrial Bond ETF	0.[ ]	%
SPDR Barclays Corporate Financial Bond ETF	0.[ ]	%
SPDR Barclays Corporate Utilities Bond ETF	0.[ ]	%
SPDR Barclays Zero Coupon Bond ETF	0.[ ]	%
SPDR Barclays CMBS ETF	0.[ ]	%
SPDR Barclays Global Convertible Securities ETF	0.[ ]	%
SPDR Barclays Breakeven Inflation ETF	0.[ ]	%
SPDR S&P Commercial Paper ex-Financials ETF	0.[ ]	%

From time to time, the Adviser may waive all or a portion of its fee, although it does not currently intend to do so. The Adviser pays all expenses of each Fund other than the management fee, distribution fee pursuant to each Fund’s Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee’s counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.

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INVESTMENT SUB-ADVISER. Pursuant to the Advisory Agreement between the Global Convertible Securities ETF and the Adviser, the Adviser is authorized to engage one or more sub-advisers for the performance of any of the services contemplated to be rendered by the Adviser. The Adviser has retained SSgA LTD ,as sub-adviser, to be responsible for the day to day management of the Fund’s ex-U.S. investments and the overall allocation between U.S. and ex-U.S. investments within the Fund, subject to supervision by the Adviser and the Board. The Adviser will provide administrative, compliance and general management services to the Fund in addition to day to day management of the Fund’s U.S. investments. SSgA LTD has been operating since 1990 with experience in managing indexed fixed income portfolios. As of August 31, 2012, SSgA LTD managed approximately $303.40 billion in assets. SSgA LTD’s principal business address is 20 Churchill Place, Canary Wharf, London, United Kingdom E14 5HJ.

In accordance with the Sub-Advisory Agreement between the Adviser and SSgA LTD, the Adviser pays SSgA LTD 40% of the advisory fee paid by the Fund to the Adviser on the assets managed by SSgA LTD (after deducting payments to the fund service providers and fund expenses). The Fund is not responsible for the fees paid to SSgA LTD.

A discussion regarding the Board’s consideration of the Investment Advisory Agreements is provided in the Trust’s [Semi-Annual Report] to Shareholders for the period ended [                    ].

The Adviser and the Trust are seeking an exemptive order from the SEC that will permit the Adviser, with the approval of the Independent Trustees of the Trust, to retain and amend existing sub-advisory agreements with unaffiliated investment sub-advisers for the Funds without submitting the sub-advisory agreement to a vote of the respective Fund’s shareholders. The Trust will notify shareholders in the event of any change in the identity of such sub-adviser or sub-advisers. The Adviser has ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee each sub-adviser and recommend their hiring, termination and replacement. If the exemptive relief is obtained, the Adviser will not be required to disclose fees paid to sub-advisers. Approval by a Fund’s shareholders would be required before any authority granted under an exemptive order could be exercised.

PORTFOLIO MANAGERS. The Adviser and Sub-Adviser manage the Funds using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within each team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within SSgA. Each portfolio management team is overseen by the SSgA Investment Committee.

The professionals primarily responsible for the day-to-day management of each Fund are:

Portfolio Managers	Fund
Todd Bean, Steve Meier and Jeff St. Peters	SPDR S&P Commercial Paper ETF SPDR S&P Commercial Paper ex-Financials ETF

Michael Brunell and Karen Tsang	SPDR S&P Agency Bond ETF SPDR Barclays Zero Coupon Bond ETF SPDR Barclays CMBS ETF

Patrick Bresnehan, Max DeSantis and Kyle Kelly	SPDR Barclays Corporate Bond ETF SPDR Barclays Corporate Industrial Bond ETF SPDR Barclays Corporate Financial Bond ETF SPDR Barclays Corporate Utilities Bond ETF

Max DeSantis and Stephen Yeats	SPDR Barclays Global Convertible Securities ETF

Patrick Bresnehan and Max DeSantis	SPDR Barclays Breakeven Inflation ETF

TODD BEAN. Todd Bean, CFA, is a Vice President of SSgA and SSgA FM and a Senior Portfolio Manager in the firm’s U.S. Cash Management Group. He began his career at State Street Corporation in 1999, joining the firm as an analyst in the firm’s custody and settlements area. Following a period on the money markets operations staff, Mr. Bean joined the Cash Management Group in 2004. He received a Bachelor’s degree in Economics and Government from St. Lawrence University and an MS in Finance from Northeastern University. He has earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society and the CFA Institute.

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PATRICK BRESNEHAN. Patrick Bresnehan, CFA, is a Vice President at of SSgA and SSgA FM and a Senior Portfolio Manager within the Global Fixed Income Beta Solutions team. He is responsible for managing a broad range of fixed income beta strategies. Prior to joining SSgA, Mr. Bresnehan was a Director and Senior Portfolio Manager at PanAgora Asset Management and managed portfolios across the risk spectrum within the firm’s Macro-Strategies Group. Preceding this, he was a Senior Vice President at Fleet Investment Advisors responsible for a team managing investment-grade strategies for institutional clients. Mr. Bresnehan began his investment management career as a Fixed Income Portfolio Manager at Scudder, Stevens and Clark, Inc. Mr. Bresnehan received a BA in Economics from Norwich University and an MS in Finance from the Carroll School of Management at Boston College. He has earned the Chartered Financial Analyst designation and is a member of the CFA Institute and Boston Security Analysts Society.

MICHAEL BRUNELL. Mike Brunell, CFA, is a Vice President of State Street Global Advisors and has been a member of the Fixed Income portfolio management team since 2004. In his current role as part of the Beta solutions group, he is responsible for developing and managing various funds and ETFs against a variety of conventional and custom bond index strategies. Prior to joining the investment team Mr. Brunell had been responsible for managing the U.S. Bond Operations group at SSgA which he had been a member of since 1997. He started his career in the investment management field when he joined the Mutual Fund Custody division of State Street in 1993. In this role he focused on the accounting and the valuation of various domestic and international equity and bond portfolios. Mr. Brunell earned a BS in Business Administration from Saint Michael’s College and a MSF degree from Boston College. Additionally he earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute and the Boston Securities Analyst Society.

MAX DESANTIS. Max DeSantis is a Vice President at SSgA and a Senior Portfolio Manager in the Fixed Income Beta Solutions team managing a broad range of strategies. Mr. DeSantis’ previous positions at State Street include work as a risk manager in the Investment Risk Management team focusing on Fixed Income and as a financial analyst in Corporate Finance. Prior to joining State Street, Mr. DeSantis worked as a process engineer in manufacturing and as a research assistant through Harvard Medical School doing psychiatric research. Mr. DeSantis graduated from the University of Pennsylvania with a BA degree in Mathematics and received an MBA from the Carroll School of Management at Boston College. He has earned the Chartered Financial Analyst designation and is a member of the CFA Institute and Boston Security Analysts Society.

KYLE KELLY. Kyle Kelly, CFA, is a Principal of SSgA FM and a Portfolio Manager in the Fixed Income Beta Solutions group where he primarily manages credit and aggregate bond strategies. Prior to joining the portfolio management team, he worked as an Investment Risk Management Analyst focused on SSgA’s fixed income and multi-asset-class products. Mr. Kelly graduated from Boston College with a B.A. in Communication and Economics. He earned the Chartered Financial Analyst designation and the Financial Risk Manager designation. He is a member of the CFA Institute, the Boston Securities Analyst Society, and the Global Association of Risk Professionals.

STEVE MEIER. Steve Meier, CFA, FRM, is an Executive Vice President of SSgA and SSgA FM and is the Global Cash CIO. Mr. Meier is an Executive Vice President of State Street Global Advisors and is the Global Cash CIO. Mr. Meier, who joined SSgA in 2003, has more than 25 years of experience in the global cash and fixed income markets. Previously, he headed the firm’s North American Cash and Securities Lending Cash Collateral portfolio management activities. Prior to joining SSgA, Mr. Meier was a Senior Managing Director in State Street’s Global Markets group responsible for developing its global fixed income business. He also served as Chief Operating Officer of State Street’s electronic bond trading subsidiary, Advanced Auctions LLC, and was a member of its European subsidiary’s Board of Directors. He received extensive capital markets experience and held senior positions in trading and investment banking in New York and London while working for Merrill Lynch and Credit Suisse First Boston for nearly 12 years. He also served on TradeWeb LLC’s Executive Board while head of CSFB’s global electronic trading unit. In addition, he was a senior global bond Portfolio Manager with Oppenheimer Capital and member of its Fixed Income Strategy Group. Mr. Meier is a member of SSgA’s Executive Management Group (EMG), Senior Management Group (SMG) and Investment Committee. He has earned the Chartered Financial Analyst designation, is a certified Financial Risk Manager (FRM), a member of the Boston Security Analysts Society, the Association for Investment Management and Research (AIMR) and the Global Association of Risk Professionals (GARP). He holds a BBA from Hofstra University, an MBA from Indiana University’s Graduate School of Business and an Advanced Certificate of Investment Management from the London Business School.

JEFF ST. PETERS. Jeff St. Peters is a Managing Director of SSgA and SSgA FM and a Senior Portfolio Manager within the Global Cash Management division. He is responsible for managing several securities lending, enhanced cash, offshore, and SSgA’s registered money market portfolios for both retail and institutional clients. In addition, Mr. St. Peters manages a team of portfolio

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managers that focus on traditional money market funds, both taxable and tax exempt. He has been managing short duration cash and securities lending portfolios at SSgA for over 8 years. Prior to joining SSgA, Mr. St. Peters was employed nearly 9 years with Fidelity Investments, the latter years within the Fidelity Management and Research Company, where he worked as a trader within the Money Market area of the Fixed Income division. In addition, he held several positions within Fidelity’s Investment Technology area, where he assisted in designing and implementing an internal proprietary trading system. Mr. St. Peters has over 17 years of investment experience. He holds a BS in Finance from Bentley College.

KAREN TSANG. Karen Tsang is a Principal of SSgA and SSgA FM and a Portfolio Manager in the Passive Fixed Income Portfolio Management Group where she is primarily responsible for managing Mortgage Backed Securities and US Treasury Index Funds. Prior to her current role, she worked as a Senior Operations Associate covering all Mortgage, Asset-Backed, and Commercial Mortgage-Backed portfolios. Before joining SSgA in 1998, she worked as a Senior Fund Accountant in the Mutual Funds Division of State Street Corporation on domestic and international bonds and equity funds. Ms. Tsang holds a Bachelors degree with a dual concentration in Finance and Marketing from the Boston University School of Management.

STEPHEN YEATS is an Investment Manager within the Fixed Income Beta Solutions group at SSgA LTD, having joined the company in February, 2007. He is responsible for the management of both credit and government index fixed income portfolios. In addition, Mr. Yeats is involved in the development of synthetic fixed income solutions for clients. Prior to joining the Investment Management team, Mr. Yeats was an Investment Manager in the Global Fixed Income group of Daiwa SB Investments. Mr. Yeats graduated with a Masters in Chemical Engineering from Nottingham University and has also earned the Chartered Financial Analyst designation. He is a member of the UK Society of Investment Professionals and the CFA Institute.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds is available in the SAI.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street, part of State Street Corporation, is the Administrator for the Funds, the Custodian for each Fund’s assets and serves as Transfer Agent to the Funds.

LENDING AGENT. State Street is the securities lending agent for the Trust. For its services, the lending agent would typically receive a portion of the net investment income, if any, earned on the collateral for the securities loaned.

DISTRIBUTOR. State Street Global Markets, LLC (the “Distributor”), part of State Street Corporation, is the distributor of the Funds’ Shares. The Distributor will not distribute Shares in less than Creation Units, and it does not maintain a secondary market in the Shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of Creation Units of Shares.

INDEX/TRADEMARK LICENSES/DISCLAIMERS

The Index Providers are not affiliated with the Trust, the Adviser, the Sub-Adviser, the Funds’ administrator, custodian, transfer agent or distributor, or any of their respective affiliates. The Adviser (“Licensee”) has entered into license agreements with the Index Providers pursuant to which the Adviser pays a fee to use their respective Indexes. The Adviser is sub-licensing rights to the Indexes to the Funds at no charge.

BARCLAYS INDEXES. The Adviser acknowledges and expressly agrees that the Barclays ETFs (“Products” or “ETF”) are not sponsored, endorsed, sold or promoted by Barclays, Inc. (“Licensor”), and that Licensor makes no warranty, express or implied, as to the results to be obtained by any person or entity from the use of any Index, any opening, intra-day or closing value therefore, or any data included therein or relating thereto, in connection with the trading of any ETF based thereon or for any other purpose. Licensor’s only relationship to the Licensee with respect to the Products is the licensing of certain trademarks and trade names of Licensor and the Licensor Indices that are determined, composed and calculated by Licensor without regard to Licensee or the Products. Licensor has no obligation to take the needs of Licensee or the owners of the Products into consideration in determining, composing or calculating the Licensor Indices. Licensor is not responsible for and has not participated in any determination or calculation made with respect to issuance of the Products. Licensor has no obligation or liability in connection with the listing, trading, marketing or administration of the Products.

LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES, OR ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, OR ANY DATA INCLUDED THEREIN OR RELATED THERETO. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY

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OWNERS OF THE PRODUCTS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY ETF BASED THEREON, IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY ETF BASED THEREON. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY DAMAGES, CLAIMS, LOSSES (INCLUDING ANY INDIRECT OR CONSEQUENTIAL LOSSES), EXPENSES OR DELAYS, WHETHER DIRECT OR INDIRECT, FORESEEN OR UNFORESEEN, SUFFERED BY ANY PERSON ARISING OUT OF ANY CIRCUMSTANCE OR OCCURRENCE RELATING TO THE PERSON’S USE OF ANY INDEX, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY ETF BASED THEREON, OR ARISING OUT OF ANY ERRORS OR DELAYS IN CALCULATING OR DISSEMINATING SUCH INDEXES.

BARCLAYS, INC. SHALL HAVE NO LIABILITY TO LICENSEE OR TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS, INC. MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS, INC. MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS, INC. SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES, RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

None of the information supplied by Barclays, Inc. and used in this publication may be reproduced in any manner without the prior written permission of Barclays, Inc. Barclays Bank PLC is registered in England No. 1026167. Registered office: 1 Churchill Place London E14 5HP.

S&P Indexes.

The “S&P Commercial Paper Index”, “S&P U.S. Agency Bond Index” and “S&P U.S. Commercial Paper Non-Financials Index” and (together the “S&P Indexes”), “S&P”, “Standard & Poor’s”, are trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use by S&P Dow Jones Indices LLC and sub-licensed for use by the Adviser.

THE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P DOW JONES INDICES LLC, ITS AFFILIATES, AND/OR THIRD PARTY LICENSORS (INCLUDING, WITHOUT LIMITATION, DOW JONES & COMPANY, INC.) (COLLECTIVELY, “S&P”). S&P MAKES NO REPRESENTATION, CONDITION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUNDS PARTICULARLY OR THE ABILITY OF THE S&P INDEXES TO TRACK MARKET PERFORMANCE AND/OR TO ACHIEVE THEIR STATED OBJECTIVE AND/OR TO FORM THE BASIS OF A SUCCESSFUL INVESTMENT STRATEGY, AS APPLICABLE. S&P’S ONLY RELATIONSHIP TO THE ADVISER IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES AND OF THE S&P INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE ADVISER OR THE FUNDS. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE ADVISER OR THE OWNERS OF OR INVESTORS IN THE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P INDEXES OR ANY DATA INCLUDED THEREIN OR USED TO CALCULATE THE S&P INDEXES. S&P DOW JONES INDICES LLC IS NOT AN ADVISOR TO THE FUNDS. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUNDS OR THE TIMING OF THE ISSUANCE OR SALE OF THE FUNDS OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH FUND SHARES ARE TO BE CONVERTED INTO CASH. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING, OR TRADING OF THE FUNDS.

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S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P INDEXES OR ANY DATA INCLUDED THEREIN OR USED TO CALCULATE THE S&P INDEXES AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO REPRESENTATION, WARRANTY OR CONDITION, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF OR INVESTORS IN THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEXES OR ANY DATA INCLUDED THEREIN OR USED TO CALCULATE THE S&P INDEXES. S&P MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS, WARRANTIES OR CONDITIONS, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANT ABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE S&P INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS) RESULTING FROM THE USE OF THE S&P INDEXES OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SPDR TRADEMARK. The “SPDR” trademark is used under license from Standard & Poor’s Financial Services LLC. No Fund offered by the Trust or its affiliates is sponsored, endorsed, sold or promoted by S&P or its affiliates. S&P makes no representation or warranty, express or implied, to the owners of any Fund or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the index on which the Funds are based to track general stock market performance. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Funds. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P OR ITS AFFILIATES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

ADDITIONAL PURCHASE AND SALE INFORMATION

The Shares are listed for secondary trading on the Exchange and individual Fund Shares may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If you buy or sell Shares in the secondary market, you will pay the secondary market price for Shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The trading prices of a Fund’s Shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the Fund’s net asset value, which is calculated at the end of each business day. The Shares will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of the Shares. The trading prices of a Fund’s Shares may deviate significantly from its net asset value during periods of market volatility. Given, however, that Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained over long periods. Information showing the number of days the market price of a Fund’s Shares was greater than the Fund’s net asset value and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for various time periods is available by visiting the Funds’ website at http://www.spdrs.com.

The Exchange will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value (“IOPV”) relating to the Funds. The IOPV calculations are estimates of the value of the Funds’ net asset value per Share using market data converted into U.S. dollars at the current currency rates. The IOPV price is based on quotes and closing prices from the securities’ local market and may not reflect events that occur subsequent to the local market’s close. Premiums and discounts between the IOPV and the market price may occur. This should not be viewed as a “real-time” update of the net asset value per Share of the Funds, which is calculated only once a day. Neither the Funds, nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

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The Funds do not impose any restrictions on the frequency of purchases and redemptions; however, the Funds reserve the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of a Fund’s investment strategy, or whether they would cause a Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, Fund Shares are issued and redeemed only in large quantities of Shares known as Creation Units available only from a Fund directly, and that most trading in a Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by a Fund’s shareholders or (b) any attempts to market time a Fund by shareholders would result in negative impact to a Fund or its shareholders.

OTHER CONSIDERATIONS

DISTRIBUTION AND SERVICE PLAN. Each Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of the Fund’s average daily net assets may be made for the sale and distribution of its Shares. No payments pursuant to the Distribution and Service Plan will be made through at least October 31, 2013. Additionally, the implementation of any such payments would have to be approved by the Board prior to implementation. Because these fees would be paid out of each Fund’s assets on an on-going basis, if payments are made in the future, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAINS. As a Fund shareholder, you are entitled to your share of a Fund’s income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

Each Fund typically earns interest from debt securities and, if participating, securities lending income. In addition, certain Funds may earn income from Preferred Securities or common stocks. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as “income dividend distributions.” Each Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividend distributions, if any, are generally distributed to shareholders monthly but may vary significantly from period to period. Net capital gains for each Fund are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Dividends which are reinvested will nevertheless be taxable to the same extent as if such dividends had not been reinvested.

PORTFOLIO HOLDINGS

A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the SAI.

ADDITIONAL TAX INFORMATION

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Fund.

Unless your investment in the Funds is through a tax-exempt entity or tax deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when:

•	Each Fund makes distributions;

•	You sell Shares listed on the Exchange; and

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•	You create or redeem Creation Units.

TAXES ON DISTRIBUTIONS. Distributions from a Fund’s net investment income (other than, for taxable years beginning before January 1, 2013, qualified dividend income), including any net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund.

In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. For taxable years beginning before January 1, 2013, dividends that are reported as qualified dividend income are eligible for a reduced maximum rate to individuals of 15% (0% for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and subject to certain limitations. Any distributions of the excess of a Fund’s net long-term capital gain over its net short-term capital loss are taxable as long-term capital gain regardless of how long you have owned your Shares. Long-term capital gains are currently taxed to noncorporate shareholders at a maximum rate of 15%. Absent further legislation, the maximum 15% tax rate on long-term capital gains will increase to 20% for taxable years beginning after December 31, 2012. Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter.

For taxable years beginning after December 31, 2012, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly), will be subject to a 3.8% Medicare contribution tax on their “net investment income,” which includes taxable interest, dividends and capital gains (including capital gains realized upon the sale or exchange of Fund Shares). This 3.8% tax will also apply to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

If a Fund redeems Creation Units in cash, those redemptions may result in more capital gains being recognized by a Fund as compared to exchange traded funds that redeem Creation Units in-kind.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by a Fund, which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or shares of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date.

If you lend your Fund Shares pursuant to securities lending arrangements you may lose the ability to treat Fund dividends (paid while the Shares are held by the borrower) as qualified dividend income. You should consult your financial intermediaries or tax advisor.

Distributions paid in January, but declared by a Fund in October, November or December of the previous year, payable to shareholders of record in such a month, may be taxable to you in the calendar year in which they were delcared. The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year.

A distribution will reduce a Fund’s net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

ORIGINAL ISSUE DISCOUNT. Investments by a Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess face value of the securities over their issue price (the “original issue discount” or “OID”) each year that the securities are held, even though the Fund may receive no cash interest payments or may receive cash interest payments that are less than the income recognized for tax purposes. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of a Fund, a Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount that the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax, including the nondeductible 4% excise tax. Because such income may not be matched by a corresponding cash payment to the Fund, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its shareholders in order to qualify for treatment as a regulated investment company and eliminate taxes at the Fund level.

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Special rules apply if a Fund holds inflation-indexed bonds. Generally, all stated interest on such bonds is recorded as income by a Fund under its regular method of accounting for interest income. The amount of any positive inflation adjustment for a taxable year, which results from an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The amount of a Fund’s OID in a taxable year with respect to a bond will increase the Fund’s taxable income for such year without a corresponding receipt of cash until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of any negative inflation adjustments, which result from a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated interest, OID, and market discount, if any) otherwise includible in the Fund’s income with respect to the bond for the taxable year.

MARKET DISCOUNT. Any market discount recognized on a market discount bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value, or below adjusted issue price if the bond was issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

DERIVATIVES AND OTHER COMPLEX SECURITIES. Each Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

FOREIGN CURRENCY TRANSACTIONS. A Fund’s transactions in foreign currencies, foreign-currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

FOREIGN INCOME TAXES. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of a Fund at the close of its taxable year consist of stocks or securities of foreign corporations, the Fund may elect to “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you will be considered to have received as an additional dividend your share of such foreign taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax. In certain instances, a Fund might not elect to apply otherwise allowable U.S. federal income tax deductions for certain foreign taxes paid by the Fund, whether or not credits or deductions for those foreign taxes could be passed through to its shareholders pursuant to the election described above. If a Fund in which you invest does not elect to apply these deductions, taxable distributions you receive from the Fund may be larger than they would have been if the Fund had taken deductions for such taxes.

TAXES ON EXCHANGE-LISTED SHARE SALES. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, except that any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.

TAXES ON CREATIONS AND REDEMPTIONS OF CREATION UNITS. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger’s aggregate basis in the securities surrendered plus any cash paid for the Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities and the amount of cash received. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon a redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

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If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

NON-U.S. INVESTORS. If you are not a citizen or permanent resident of the United States, each Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Gains on the sale of Shares and dividends that are effectively connected with the conduct of a trade or business within the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates. Non-U.S. shareholders that own, directly or indirectly, more than 5% of Fund Shares are urged to consult their own tax advisors concerning special tax rules that may apply to their investment.

Unless certain non-U.S. entities that hold Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities after December 31, 2013 and redemption proceeds and certain capital gain dividends payable to such entities after December 31, 2014. A non-U.S. shareholder who is resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement a similar reporting regime may be exempt from the withholding described in this paragraph, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

BACKUP WITHHOLDING. A Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.

The foregoing discussion summarizes some of the consequences under current federal income tax law of an investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.

GENERAL INFORMATION

The Trust was organized as a Massachusetts business trust on June 12, 1998. If shareholders of any Fund are required to vote on any matters, shareholders are entitled to one vote for each Share they own. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the SAI for more information concerning the Trust’s form of organization.

For purposes of the 1940 Act, Shares of the Trust are issued by the respective series of the Trust and the acquisition of Shares by investment companies is subject to the restrictions of section 12(d)(1) of the 1940 Act. The Trust has received exemptive relief from Section 12(d)(1) to allow registered investment companies to invest in the Funds beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions as set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

From time to time, a Fund may advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of a Fund.

Bingham McCutchen LLP serves as counsel to the Trust, including the Funds. [            ] serves as the independent registered public accounting firm and will audit the Funds’ financial statements annually.

PREMIUM/DISCOUNT INFORMATION

Each Fund had not commenced operations prior to the date of this Prospectus and therefore does not have information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund during the past calendar year. When available, such information will be provided at http://www.spdrs.com.

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FINANCIAL HIGHLIGHTS

Each Fund had not commenced operations prior to the date of this Prospectus and therefore does not have financial information.

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WHERE TO LEARN MORE ABOUT THE FUNDS

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds’ Shares. An SAI is on file with the SEC and provides more information about the Funds. The SAI is incorporated herein by reference (i.e., they are legally part of this Prospectus). These materials may be obtained without charge, upon request, by writing to the Distributor, State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, by visiting the Funds’ website at http://www.spdrs.com or by calling the following number:

Investor Information: 1-866-787-2257

The Registration Statement, including this Prospectus, the SAI, and the exhibits, as well as any shareholder reports, may be reviewed and copied at the SEC’s Public Reference Room (100 F Street NE, Washington D.C. 20549) or on the EDGAR Database on the SEC’s website (http://www.sec.gov). Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090. You may get copies of this and other information after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

Shareholder inquiries may be directed to the Funds in writing to State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111 or by calling the Investor Information number listed above.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer of each Fund’s Shares, and, if given or made, the information or representations must not be relied upon as having been authorized by the Trust or the Funds. Neither the delivery of this Prospectus nor any sale of Shares shall under any circumstance imply that the information contained herein is correct as of any date after the date of this Prospectus.

Dealers effecting transactions in the Funds’ Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust’s Investment Company Act Number is 811-08839.

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SPDR® SERIES TRUST (THE “TRUST”)

STATEMENT OF ADDITIONAL INFORMATION

Dated October 31, 2012

This Statement of Additional Information (“SAI”) is not a prospectus. With respect to each of the Trust’s series portfolios listed below, this SAI should be read in conjunction with the prospectus dated October 31, 2012, as may be revised from time to time (“Prospectus”).

TICKER
SPDR S&P® Commercial Paper ETF	CPZ
SPDR S&P Agency Bond ETF	[ ]
SPDR Barclays Corporate Bond ETF	[ ]
SPDR Barclays Corporate Industrial Bond ETF	[ ]
SPDR Barclays Corporate Financial Bond ETF	[ ]
SPDR Barclays Corporate Utilities Bond ETF	[ ]
SPDR Barclays Zero Coupon Bond ETF	[ ]
SPDR Barclays CMBS ETF	[ ]
SPDR Barclays Global Convertible Securities ETF	GCWB
SPDR Barclays Breakeven Inflation ETF	[ ]
SPDR S&P Commercial Paper ex-Financials ETF	[ ]

Principal U.S. Listing Exchange for each ETF: NYSE Arca, Inc.

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. Copies of the Prospectus may be obtained without charge by writing to State Street Global Markets, LLC, the Trust’s principal underwriter (referred to herein as “Distributor” or “Principal Underwriter”), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, by visiting the Trust’s website at www.spdrs.com or by calling 1-866-787-2257.

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GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), consisting of multiple investment series (each a “Fund” and collectively the “Funds”). The Trust was organized as a Massachusetts business trust on June 12, 1998. The offering of each Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of each Fund is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of a specified market index (each an “Index” and together the “Indexes”). SSgA Funds Management, Inc. serves as the investment adviser for each Fund (the “Adviser”) and the SPDR Barclays Global Convertible Securities ETF is sub-advised by a sub-adviser as further described herein (the “Sub-Adviser”). To the extent that a reference in this SAI refers to the “Adviser”, such reference should be read to refer to the Sub-Adviser where the context requires.

Each Fund offers and issues Shares at their net asset value (sometimes referred to herein as “NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Each Fund generally offers and issues Shares either in exchange for (i) a basket of securities included in its Index (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”) or (ii) a cash payment equal in value to the Deposit Securities (“Deposit Cash”) together with the Cash Component. The primary consideration accepted by a Fund (i.e., Deposit Securities or Deposit Cash) is set forth under “Purchase and Redemption of Creation Units” later in this SAI. The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security and reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash (subject to applicable legal requirements). The Shares have been approved for listing and secondary trading on a national securities exchange (the “Exchange”). The Shares will trade on the Exchange at market prices. These prices may differ from the Shares’ net asset values. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange either for (i) portfolio securities and a specified cash payment or (ii) cash (subject to applicable legal requirements). A Creation Unit of each Fund consists of 100,000 Shares.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). See “Purchase and Redemption of Creation Units.” The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities. In addition to the fixed creation or redemption transaction fee, an additional transaction fee of up to three times the fixed creation or redemption transaction fee and/or an additional variable charge may apply.

The SPDR S&P Commercial Paper ETF and the SPDR S&P Commercial Paper ex-Financials ETF may sometimes be referred to herein as the “Commercial Paper ETFs.” The SPDR S&P Agency Bond ETF may sometimes be referred to herein as the “Agency Bond ETF.” The SPDR Barclays Corporate Bond ETF may sometimes be referred to as the “Corporate Bond ETF.” The SPDR Barclays Corporate Industrial Bond ETF may sometimes be referred to herein as the “Corporate Industrial Bond ETF.” The SPDR Barclays Corporate Financial Bond ETF may sometimes be referred to herein as the “Corporate Financial Bond ETF.” The SPDR Barclays Corporate Utilities Bond ETF may sometimes be referred to herein as the “Corporate Utilities Bond ETF” (and, together with the Corporate Bond ETF, Corporate Industrial Bond ETF and Corporate Financial Bond ETF, the “Corporate Bond ETFs”). The SPDR Barclays Zero Coupon Bond ETF may sometimes be referred to herein as the “Zero Coupon Bond ETF.” The SPDR Barclays CMBS ETF may sometimes be referred to herein as the “CMBS ETF.” The SPDR Barclays Global Convertible Securities ETF may sometimes be referred to herein as the “Global Convertible Securities ETF.” The SPDR Barclays Breakeven Inflation ETF may sometimes be referred to herein as the “Breakeven Inflation ETF.”

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ADDITIONAL INDEX INFORMATION

Additional Information with respect to the S&P Commercial Paper Index

Index Definition

The S&P Commercial Paper Index (“Commercial Paper Index”) is designed to measure the performance of the United States 1-3 month commercial paper market.

Index Criteria & Methodology

a. Component Selection Criteria

In order for its commercial paper to qualify for index inclusion, an issuing company must first meet certain minimum requirements. The issuer must:

•	Be a corporate issuer, including publicly traded and privately held corporations as well as subsidiaries of corporations. Asset-backed issuers are not eligible.

•	Have a maximum program size of at least $2 billion. The program size is updated every March and September.

If the issuing company meets these requirements, the commercial paper must then meet additional requirements. The commercial paper must:

•	Be priced by the Interactive Data Corporation as of the reference date (fifth business day prior to month end).

•	Have a current rating from at least one of Standard & Poor’s®, Moody’s Investors Service or Fitch Inc.

•	Have a maturity of between 31 and 91 days as of the rebalance date (last business day of the month).

b. Methodology

At each monthly rebalancing, Commercial Paper Index constituents are selected based on the eligibility factors mentioned above and weighted on a tiered basis. Constituents are assigned weight factors based on the issuer’s maximum program size. At each monthly rebalancing, all constituents are reset to their assigned weights.

As of the date of this SAI, constituents of issuers with maximum program sizes ranging from $2 billion to $5 billion are assigned a weight factor of 1; maximum program sizes ranging from $5 billion to $15 billion are assigned a weight factor of 2; and maximum program sizes of $15 billion and greater are assigned a weight factor of 3.

Index Maintenance and Issue Changes

After each reference date, the universe of commercial paper securities priced by IDC is compared to the list of eligible securities and maturity ranges. Those passing the eligibility factor screens comprise the index constituents and are weighted based on the tiers described previously. The new portfolio of constituents and weights are announced two days prior to the rebalancing date.

Twice a year, in mid-March and mid-September, the list of issuers with program sizes of greater than $2 billion is gathered from Bloomberg, and scrubbed to remove asset-backed securities and non-rated issuers. This eligible universe is used for the following six months, along with the criteria on pricing coverage and maturity.

No issuers are added between reconstitutions, but a security may be deleted from the Commercial Paper Index between reconstitutions if pricing is no longer available.

Index Governance

The S&P Commercial Paper Index Committee (the “CPI Committee”) maintains the Commercial Paper Index. The CPI Committee is comprised of employees or agents of Standard & Poor’s. The CPI Committee oversees the day-to-day management of the Commercial Paper Index, including rebalancing, determinations of intra-rebalancing changes to the Commercial Paper Index, and maintenance and inclusion policies, including additions or deletions and other matters affecting the maintenance and calculation of the Commercial Paper Index. In fulfilling its responsibilities, the CPI Committee has full and complete discretion to (i) amend, apply, or exempt the application of Commercial Paper Index rules and policies as circumstances may require; and (ii) add, remove, or by-pass

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any issue in determining the composition of the Commercial Paper Index. The CPI Committee may rely on any information or documentation submitted to it or gathered by it that the CPI Committee believes to be accurate. The CPI Committee reserves the right to reinterpret publicly available information and to make changes to the Commercial Paper Index based on a new interpretation of that information at its sole discretion.

Barclays U.S. Credit Index

The Barclays U.S. Credit Index (the “Credit Index”) covers the U.S. dollar denominated, investment grade, fixed-rate, taxable bond market of SEC-registered securities.

Index Inclusion

The Credit Index includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specific maturity, liquidity and quality requirements. The Credit Index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, and include both U.S. and non-U.S. corporations. The non-corporate sectors are sovereign, supranational, foreign agency and foreign local government.

Inclusion Criteria

•	Amount Outstanding: at least $250 million par amount outstanding.

•	Maturity: at least one year to final maturity, regardless of call features.

•

Rating: must be rated investment grade by at least two of the following: Moody’s, S&P or Fitch. If only two of the three agencies rate the security, the lower rating is used to determine eligibility. If only one of the three agencies rates a security, the rating must be investment grade.

•	Coupon: fixed rate, although security can carry a coupon that steps up or changes according to a pre-determined schedule.

•	Currency: U.S. dollar denominated and non-convertible.

•	Market of Issue: SEC-registered, fully taxable, publicly issued.

Pricing

All index-eligible bonds are priced on a daily basis, predominantly by Barclays traders. All corporate bonds are marked by traders at mid month and month end. Up to 1,000 actively traded benchmark corporate securities continue to be priced by traders on a daily basis. Less liquid bonds are model/matrix priced daily using these actively traded benchmark securities to generate issuer pricing curves and populate a spread matrix algorithm that accounts for changes in the yield and swap curves.

Rebalancing

The Credit Index consists of two universes: the Returns Universe and the Statistics Universe. The Returns Universe is based on a static set of securities that are index-eligible at the beginning of each month and held constant until the beginning of the next month. They comprise the fixed universe that is used to calculate official daily and monthly index-returns. The Statistics Universe is the dynamic set of bonds changing daily to reflect the latest composition of the market. It is a projection of what the Credit Index will look like at month-end, when the composition of the Credit Index is next reset. The composition of the Returns Universe is rebalanced monthly, at each month end and represents the set of bonds that returns are calculated on. The Statistics Universe changes daily to reflect issues dropping out of and entering the Credit Index, but is not used for return calculation. On the last business day of the month, the composition of the latest Statistics Universe becomes the Returns Universe for the following month. During the month, indicative changes to securities (maturity, credit rating change, sector reclassification, amount outstanding) are reflected in both the Statistics and Returns Universe of the Credit Index on a daily basis. These changes may cause bonds to enter or fall out of the Statistics Universe of the Credit Index on a daily basis, but will affect the composition of the Returns Universe only at month-end when the Credit Index is rebalanced. Interest and principal payments earned by the Returns Universe are held in the Credit Index without a reinvestment return until month-end when it is removed from the Credit Index. Qualifying securities issued, but not necessarily settled, on or before the month-end rebalancing date qualify for inclusion in the following month’s Returns Universe.

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INVESTMENT POLICIES

DIVERSIFICATION

Each Fund is classified as a non-diversified investment company under the 1940 Act. A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means that a Fund may invest a greater portion of its assets in the securities of a single issuer than a diversified fund. The securities of a particular issuer may constitute a greater portion of an Index of each Fund and, therefore, the securities may constitute a greater portion of a Fund’s portfolio. This may have an adverse effect on a Fund’s performance or subject a Fund’s Shares to greater price volatility than more diversified investment companies.

Although each Fund is non-diversified for purposes of the 1940 Act, each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and to relieve each Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code may severely limit the investment flexibility of a Fund and may make it less likely that a Fund will meet their investment objectives.

CONCENTRATION

Each Fund’s investments will generally be concentrated in a particular industry or group of industries to the extent that the Fund’s underlying Index is concentrated in a particular industry or group of industries. The securities of issuers in particular industries may dominate the benchmark Index of a Fund and consequently a Fund’s investment portfolio. This may adversely affect a Fund’s performance or subject its Shares to greater price volatility than that experienced by less concentrated investment companies.

In pursuing its objective, each Fund may hold the securities of a single issuer in an amount exceeding 10% of the market value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code. In particular, as a Fund’s size grows and its assets increase, it will be more likely to hold more than 10% of the securities of a single issuer if the issuer has a relatively small public float as compared to other components in its benchmark Index.

PREFERRED SECURITIES

The Global Convertible Securities ETF will invest in preferred securities. Preferred securities pay fixed or adjustable rate dividends to investors, and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. There is no assurance that dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable.

The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws. Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund would be unable to acquire securities paying comparable rates with the redemption proceeds.

CONVERTIBLE SECURITIES

The Global Convertible Securities ETF will invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

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Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

BONDS

Each Fund invests a substantial portion of its assets in bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date; provided, however, a zero coupon bond pays no interest to its holder during its life. The value of a zero coupon bond to a Fund consists of the difference between such bond’s face value at the time of maturity and the price for which it was acquired, which may be an amount significantly less than its face value (sometimes referred to as a “deep discount” price).

An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Fixed rate bonds generally are also subject to inflation risk, which is the risk that the value of the bond or income from the bond will be worth less in the future as inflation decreases the value of money. This could mean that, as inflation increases, the “real” value of the assets of a Fund holding fixed rate bonds can decline, as can the value of the Fund’s distributions. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. A Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

In addition, the Corporate Bond ETFs invest almost exclusively in corporate bonds. The investment return of corporate bonds reflects interest on the bond and changes in the market value of the bond. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by such a security.

MORTGAGE PASS-THROUGH SECURITIES

The CMBS ETF invests a substantial portion of its assets in non-government related pass-through securities. The term “non-government related pass-through security” refers to a category of pass-through securities backed by pools of mortgages and issued by a commercial firm (ex. JP Morgan). In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome.

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COMMERCIAL MORTGAGE-BACKED SECURITIES

The CMBS ETF invests almost exclusively in commercial mortgage-backed securities. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Commercial mortgage-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, commercial mortgage-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely.

ZERO COUPON BONDS

The Zero Coupon Bond ETF invests almost exclusively in zero coupon bonds and, in particular, Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security’s liquidity and the issuer’s credit quality. These securities may include treasury securities that have had their interest payments (“coupons”) separated from the underlying principal (“corpus”) by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself. The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities,” a Fund can record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

SOVEREIGN DEBT OBLIGATIONS

The Global Convertible Securities ETF may invest in sovereign debt. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or reschedule of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

FOREIGN CURRENCY TRANSACTIONS

The Global Convertible Securities ETF may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that generally require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future, although the Fund may also enter into non-deliverable currency forward contracts (“NDFs”) that contractually require the netting of the parties’ liabilities. Forwards, including NDFs, can have substantial price volatility. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated

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currency exchange. At the discretion of the Adviser, the Fund may enter into forward currency exchange contracts for hedging purposes to help reduce the risks and volatility caused by changes in foreign currency exchange rates, or to gain exposure to certain currencies in an effort to track the composition of the Index. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of the Fund’s foreign holdings increases because of currency fluctuations.

HIGH YIELD SECURITIES

The Breakeven Inflation ETF and Global Convertible Securities ETF may each invest a portion of their assets in high yield debt securities. Investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk. These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities. In addition, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and (iii) greater price variability and credit risks of certain high yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility of the value of the Fund than a fund that invests in higher-rated securities.

Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by the Fund.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value per share of the Fund. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available.

The use of credit ratings as a principal method of selecting high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

LENDING PORTFOLIO SECURITIES

Each Fund may lend portfolio securities to certain creditworthy borrowers in an amount not to exceed one third (33 1/3%) of the value of its total assets. The borrowers provide collateral that is marked to market daily in an amount at least equal to the current market value of the securities loaned. A Fund may terminate a loan at any time and obtain the securities loaned. A Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. A Fund cannot vote proxies for securities on loan, but may recall loans to vote proxies if a material issue affecting the Fund’s economic interest in the investment is to be voted upon. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

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A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board of Trustees of the Trust (the “Board”) who administer the lending program for the Funds in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from a Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program. State Street Bank and Trust Company (“State Street”), an affiliate of the Trust, has been approved by the Board to serve as securities lending agent for a Fund and the Trust has entered into an agreement with State Street for such services. Among other matters, the Trust has agreed to indemnify State Street for certain liabilities. State Street has received an order of exemption from the SEC under Sections 17(a) and 12(d)(1) under the 1940 Act to serve as the lending agent for affiliated investment companies such as the Trust and to invest the cash collateral received from loan transactions to be invested in an affiliated cash collateral fund.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process – especially so in certain international markets such as Taiwan), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), risk of loss of collateral, credit, legal, counterparty and market risk. Although State Street has agreed to provide a Fund with indemnification in the event of a borrower default, a Fund is still exposed to the risk of losses in the event a borrower does not return a Fund’s securities as agreed. For example, delays in recovery of lent securities may cause a Fund to lose the opportunity to sell the securities at a desirable price.

LEVERAGING

While the Funds do not anticipate doing so, a Fund may borrow money in an amount greater than 5% of the value of the Fund’s total assets. However, a Fund may not borrow money from a bank in an amount greater than 33 1/3% of the value of the Fund’s total assets. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of a Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV of a Fund will increase more when such Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds.

INFLATION-PROTECTED OBLIGATIONS

The Breakeven Inflation ETF invests in inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS.” TIPS are a type of security issued by a government that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation – a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the Consumer Price Index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises or falls, both the principal value and the interest payments will increase or decrease. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day – as defined below). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of a Fund’s net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

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The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

REVERSE REPURCHASE AGREEMENTS

Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases a Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and a Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund’s assets. A Fund’s exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings. Although there is no limit on the percentage of Fund assets that can be used in connection with reverse repurchase agreements, the Funds do not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1/3% of their respective total assets.

RESTRICTED SECURITIES

Each Fund may invest in restricted securities. Restricted Securities are securities that are not registered under the Securities Act, but which can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act. Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the Securities Act, which provides a “safe harbor” from Securities Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund may make such investments whether or not such securities are “illiquid” depending on the market that exists for the particular security. The Board has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that a Fund may invest in to the Adviser. In reaching liquidity decisions, the Adviser may consider the following factors: the frequency of trades and quotes for the security; the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; dealer undertakings to make a market in the security; and the nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

COMMERCIAL PAPER

The Commercial Paper ETFs invest a substantial portion of their assets in commercial paper and each Fund may invest in commercial paper as described in the Prospectus. Commercial paper consists of short-term, promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing.

OTHER SHORT-TERM INSTRUMENTS

In addition to repurchase agreements, each Fund may invest in short-term instruments, including money market instruments (including money market funds advised by the Adviser), cash and cash equivalents, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by the Adviser); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service (“Moody’s”) or “A-1” by Standard & Poor’s (“S&P”), or if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating

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requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

INVESTMENT COMPANIES

Each Fund may invest in the securities of other investment companies, including affiliated funds and money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), a Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law, regulation, a Fund’s investment restrictions and the Trust’s exemptive relief, a Fund may invest its assets in securities of investment companies that are affiliated funds and/or money market funds in excess of the limits discussed above.

If a Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

U.S. REGISTERED SECURITIES OF FOREIGN ISSUERS

The Corporate Bond ETFs, Commercial Paper ETFs and Global Convertible Securities ETF may invest in U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national entities. Investing in U.S. registered, dollar-denominated securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS

Each Fund may invest up to 20% of its assets in derivatives, including exchange-traded futures and options contracts and swap agreements (including credit default swaps). A Fund will segregate cash and/or appropriate liquid assets if required to do so by SEC or Commodity Futures Trading Commission (“CFTC”) regulation or interpretation.

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

A Fund is required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract

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holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

A Fund may purchase and sell put and call options. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

Each Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). A Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in its underlying Index. Exchange-traded futures and options contracts may not be currently available for an Index. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the applicable Index components or a subset of the components. The Trust, on behalf of a Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

Restrictions on the Use of Futures and Options. In connection with its management of the Funds, the Adviser has claimed an exclusion from registration as a commodity trading advisor under the CEA and, therefore, is not subject to the registration and regulatory requirements of the CEA. Each Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by the CFTC regulations in effect from time to time and in accordance with a Fund’s policies. Each Fund would take steps to prevent its futures positions from “leveraging” its securities holdings. When it has a long futures position, it will maintain with its custodian bank, cash or equivalents. When it has a short futures position, it will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and equivalents (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position).

Swap Agreements. Each Fund may enter into swap agreements, including interest rate, index and total return swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Fund.

In the case of a credit default swap (“CDS”), the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). As the seller of a CDS contract, a Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

CDSs may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. A Fund will segregate assets necessary to meet any accrued payment obligations when it is the buyer of CDSs. In cases where a Fund is a seller of a CDS, if the CDS is physically settled, the Fund will be required to segregate the full notional amount of the CDS. Such segregation will not limit a Fund’s exposure to loss.

CDS agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, illiquidity risk associated with a particular issuer, and credit risk, each of which will be similar in either case, CDSs are subject to the risk of illiquidity within the CDS market on the whole, as well as counterparty risk. A Fund will enter into CDS agreements only with counterparties that meet certain standards of creditworthiness. A Fund will only enter into CDSs for purposes of better tracking the performance of its Index.

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FUTURE DEVELOPMENTS

A Fund may take advantage of opportunities in the area of options and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, a Fund will provide appropriate disclosure.

RATINGS

An investment grade rating means the security or issuer is rated investment grade by Moody’s, S&P, Fitch, Inc., Dominion Bond Rating Service Limited, or another credit rating agency designated as a nationally recognized statistical rating organization by the SEC, or is unrated but considered to be of equivalent quality by the Adviser or Sub-Adviser.

Subsequent to purchase by a Fund, a rated security may cease to be rated or its investment grade rating may be reduced below an investment grade rating. Bonds rated lower than Baa3 by Moody’s or BBB- by S&P are below investment grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities (“lower rated securities”) are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower. See “HIGH YIELD SECURITIES” above for more information relating to the risks associated with investing in lower rated securities.

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SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in each Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

PRINCIPAL RISKS

GENERAL

Investment in a Fund should be made with an understanding that the value of a Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

The principal trading market for some of the securities in an Index may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s Shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

FUTURES AND OPTIONS TRANSACTIONS

Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market for such financial instruments. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

Each Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts, when available, in this manner. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. A Fund, however, may utilize futures and options contracts in a manner designed to limit its risk exposure to that which is comparable to what it would have incurred through direct investment in securities.

Utilization of futures transactions by a Fund involves the risk of imperfect or even negative correlation to its benchmark Index if the index underlying the futures contracts differs from the benchmark Index or if the futures contracts do not trade their index as expected. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be

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made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

NON-PRINCIPAL RISKS

RISKS OF SWAP AGREEMENTS

Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest.

If a Fund uses a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

TAX RISKS

As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of a Fund.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when a Fund makes distributions or you sell Fund Shares.

CONTINUOUS OFFERING

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

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Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Shares of a Fund are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that a Fund’s Prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed without the approval of the holders of a majority of a Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Except with the approval of a majority of the outstanding voting securities, each Fund may not:

1. Concentrate its investments in securities of issuers in the same industry, except as may be necessary to approximate the composition of the Fund’s underlying Index1;

2. Make loans to another person except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund;

3. Issue senior securities or borrow money except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund;

4. Invest directly in real estate unless the real estate is acquired as a result of ownership of securities or other instruments. This restriction shall not preclude the Fund from investing in companies that deal in real estate or in instruments that are backed or secured by real estate;

5. Act as an underwriter of another issuer’s securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the Fund’s purchase and sale of portfolio securities; or

6. Invest in commodities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. Each Fund will not:

1. Invest in the securities of a company for the purpose of exercising management or control, provided that the Trust may vote the investment securities owned by the Fund in accordance with its views;

2. Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment; or

3. With respect to each Fund, under normal circumstances, invest less than 80% of its total assets in securities that comprise its relevant Index. Securities that have economic characteristics substantially identical to the economic characteristics of the securities that comprise the Index are included within this 80% investment policy. Prior to any change in a Fund’s 80% investment policy, such Fund will provide shareholders with 60 days written notice.

[1]	The SEC Staff considers concentration to involve more than 25% of a fund’s assets to be invested in an industry or group of industries.

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4. With respect to each Commercial Paper ETF, under normal circumstances, invest less than 80% of its net assets, plus the amount of borrowings for investment purposes, in commercial paper. Prior to any change in the Fund’s 80% investment policy, the Fund will provide shareholders with 60 days written notice.

5. With respect to the Corporate Bond ETF, under normal circumstances, invest less than 80% of its net assets, plus the amount of borrowings for investment purposes, in corporate bonds. Prior to any change in the Fund’s 80% investment policy, the Fund will provide shareholders with 60 days written notice.

6. With respect to the Agency Bond ETF, under normal circumstances, invest less than 80% of its net assets, plus the amount of borrowings for investment purposes, in agency bonds. Prior to any change in the Fund’s 80% investment policy, the Fund will provide shareholders with 60 days written notice.

7. With respect to the Corporate Industrial Bond ETF, under normal circumstances, invest less than 80% of its net assets, plus the amount of borrowings for investment purposes, in corporate bonds issued by companies in the industrial sector. Prior to any change in the Fund’s 80% investment policy, the Fund will provide shareholders with 60 days written notice.

8. With respect to the Corporate Financial Bond ETF, under normal circumstances, invest less than 80% of its net assets, plus the amount of borrowings for investment purposes, in corporate bonds issued by companies in the financial sector. Prior to any change in the Fund’s 80% investment policy, the Fund will provide shareholders with 60 days written notice.

9. With respect to the Corporate Utilities Bond ETF, under normal circumstances, invest less than 80% of its net assets, plus the amount of borrowings for investment purposes, in corporate bonds issued by companies in the utilities sector. Prior to any change in the Fund’s 80% investment policy, the Fund will provide shareholders with 60 days written notice.

10. With respect to the Zero Coupon Bond ETF, under normal circumstances, invest less than 80% of its net assets, plus the amount of borrowings for investment purposes, in zero coupon bonds. Prior to any change in the Fund’s 80% investment policy, the Fund will provide shareholders with 60 days written notice.

11. With respect to the CMBS ETF, under normal circumstances, invest less than 80% of its net assets, plus the amount of borrowings for investment purposes, in commercial mortgage backed securities. Prior to any change in the Fund’s 80% investment policy, the Fund will provide shareholders with 60 days written notice.

12. With respect to the Global Convertible Securities ETF, under normal circumstances, invest less than 80% of its net assets, plus the amount of borrowings for investment purposes, in convertible securities. Prior to any change in the Fund’s 80% investment policy, the Fund will provide shareholders with 60 days written notice.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in a Fund is contained in the Prospectus under “PURCHASE AND SALE INFORMATION” and “ADDITIONAL PURCHASE AND SALE INFORMATION.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of each Fund are approved for listing and trading on the Exchange, subject to notice of issuance. The Shares trade on the Exchange at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of a Fund will continue to be met.

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The Exchange may, but is not required to, remove the Shares of a Fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days; (2) the value of its underlying Index or portfolio of securities on which the Fund is based is no longer calculated or available; (3) the “indicative optimized portfolio value” (“IOPV”) of the Fund is no longer calculated or available; or (4) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust or a Fund.

The Trust reserves the right to adjust the Share price of a Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The base and trading currencies of each Fund is the U.S. dollar. The base currency is the currency in which a Fund’s net asset value per Share is calculated and the trading currency is the currency in which Shares of a Fund are listed and traded on the Exchange.

MANAGEMENT OF THE TRUST

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “MANAGEMENT.”

Board Responsibilities. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described in this SAI, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Sub-Adviser, Distributor and Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., a Sub-Adviser is responsible for the day-to-day management of a Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a Fund, at which time the Fund’s Adviser and, if applicable, Sub-Adviser present the Board with information concerning the investment objectives, strategies and risks of the Fund, as well as proposed investment limitations for the Fund. Additionally, the Fund’s Adviser and Sub-Adviser provide the Board with an overview of, among other things, their investment philosophies, brokerage practices and compliance infrastructures. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Adviser and other service providers, such as the Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which a Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and Sub-Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory and Sub-Advisory Agreement with the Adviser and Sub-Adviser, respectively, the Board meets with the Adviser and Sub-Adviser to review such services. Among other things, the Board regularly considers the Adviser’s and Sub-Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s investments.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and Sub-Adviser. The report addresses the operation of the

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policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Regular reports are made to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of each Fund’s financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser and Sub-Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect a Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Fund’s Adviser, Sub-Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Trustees and Officers. There are six members of the Board of Trustees, five of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”). Frank Nesvet, an Independent Trustee, serves as Chairman of the Board. The Board has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Board made this determination in consideration of, among other things, the fact that the Independent Trustees constitute a super-majority (greater than 75%) of the Board, the fact that the chairperson of each Committee of the Board is an Independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from fund management.

The Board of Trustees has three standing committees: the Audit Committee, Trustee Committee and Pricing and Investment Committee. The Audit Committee and Trustee Committee are each chaired by an Independent Trustee and composed of all of the Independent Trustees. The Pricing and Investment Committee is composed of Officers of the Trust, investment management personnel of the Adviser and senior operations and administrative personnel of State Street.

Set forth below are the names, year of birth, position with the Trust, length of term of office, and the principal occupations during the last five years and other directorships held of each of the persons currently serving as a Trustee or Officer of the Trust.

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TRUSTEES

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INDEPENDENT TRUSTEES
FRANK NESVET c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1943	Independent Trustee, Chairman, Trustee Committee Chair	Term: Unlimited Served: since September 2000	Chief Executive Officer, Libra Group, Inc. (1998-present) (a financial services consulting company).	140	SPDR Index Shares Funds (Trustee); SSgA Active ETF Trust (Trustee); SSgA Master Trust (Trustee).

DAVID M. KELLY c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1938	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since September 2000	Retired.	140	Penson Worldwide Inc. (Director); CHX Holdings, Inc. and Chicago Stock Exchange (Director); SPDR Index Shares Funds (Trustee); SSgA Active ETF Trust (Trustee); SSgA Master Trust (Trustee).

BONNY EUGENIA BOATMAN c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1950	Independent Trustee	Term: Unlimited Served: since April 2010	Retired (2005 -present); Managing Director, Columbia Management Group, Bank of America (1984-2005).	140	SPDR Index Shares Funds (Trustee); SSgA Active ETF Trust (Trustee); SSgA Master Trust (Trustee).

DWIGHT D. CHURCHILL c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1953	Independent Trustee	Term: Unlimited Served: since April 2010	Self-employed consultant since 2010; Head of Fixed Income and other Senior Management roles, Fidelity Investments (1993-2009).	140	Affiliated Managers Group, Inc. (Director); SPDR Index Shares Funds (Trustee); SSgA Active ETF Trust (Trustee); SSgA Master Trust (Trustee).

CARL G. VERBONCOEUR c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1952	Independent Trustee	Term: Unlimited Served: since April 2010	Self-employed consultant since 2009; Chief Executive Officer, Rydex Investments (2003-2009).	140	SPDR Index Shares Funds (Trustee); SSgA Active ETF Trust (Trustee); SSgA Master Trust (Trustee).

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NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEE
JAMES E. ROSS* SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1965	Interested Trustee	Term: Unlimited Served as Trustee: since April 2010	Chairman and Director, SSgA Funds Management, Inc. (2005-present); President, SSgA Funds Management, Inc. (2005-2012); Senior Managing Director, State Street Global Advisors (2006-present); Principal, State Street Global Advisors (2006-present).	170

SPDR Index

Shares Funds (Trustee);

Select Sector SPDR Trust (Trustee); SSgA Active ETF Trust (Trustee); SSgA Master

Trust (Trustee); State

Street Master Funds

(Trustee); and

State Street Institutional

Investment Trust

(Trustee).

*	Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser. Mr. Ross previously served as an Interested Trustee from November 2005 to December 2009.

OFFICERS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
ELLEN M. NEEDHAM SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1967	President	Term: Unlimited Served: since October 2012	President and Director, SSgA Funds Management, Inc. (June 2012-present); Chief Operating Officer, SSgA Funds Management, Inc. (May 2010-June 2012); Senior Managing Director, SSgA Funds Management, Inc. (1992-2012)*; Senior Managing Director, State Street Global Advisors (1992-present).*

MICHAEL P. RILEY SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Vice President	Term: Unlimited Served: since February 2005	Vice President, State Street Global Advisors and SSgA Funds Management, Inc. (2008- present); Principal, State Street Global Advisors and SSgA Funds Management, Inc. (2005- 2008).

RYAN M. LOUVAR State Street Bank and Trust Company Four Copley Place, CPH0326 Boston, MA 02116 1972	Secretary	Term: Unlimited Served: since August 2008	Vice President and Senior Managing Counsel, State Street Bank and Trust Company (2005-present).*

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MARK E. TUTTLE State Street Bank and Trust Company Four Copley Place, CPH0326 Boston, MA 02116 1970	Assistant Secretary	Term: Unlimited Served: since August 2007	Vice President and Counsel, State Street Bank and Trust Company (2007-present)*; Assistant Counsel, BISYS Group, Inc. (2005-2007)* (a financial services company).

SCOTT E. HABEEB State Street Bank and Trust Company Four Copley Place, CPH0326 Boston, MA 02116 1968	Assistant Secretary	Term: Unlimited Served: since August 2011	Vice President and Counsel, State Street Bank and Trust Company (2007-present)*; Legal Analyst, Verizon Communications (2004-2007).

CHAD C. HALLETT State Street Bank and Trust Company Four Copley Place, CPH03 Boston, MA 02116 1969	Treasurer	Term: Unlimited Served: since November 2010	Vice President, State Street Bank and Trust Company (2001-present)*.

MATTHEW FLAHERTY State Street Bank and Trust Company Four Copley Place, CPH03 Boston, MA 02116 1971	Assistant Treasurer	Term: Unlimited Served: since May 2005	Assistant Vice President, State Street Bank and Trust Company (1994-present)*.

LAURA F. DELL State Street Bank and Trust Company Four Copley Place, CPH03 Boston, MA 02116 1964	Assistant Treasurer	Term: Unlimited Served: since November 2007	Vice President, State Street Bank and Trust Company (2002-present)*.

JACQUELINE ANGELL State Street Bank and Trust Company 20 Churchill Place London, UK E14 5HJ 1974	Chief Compliance Officer	Term: Unlimited Served: since February 2011	Head of UK Compliance, State Street Bank and Trust Company (July 2012-present); Vice President, State Street Global Advisors and SSgA Funds Management, Inc. (2008-June 2012); Director of Investment Adviser Oversight, Fidelity Investments (2006-2008).

*	Served in various capacities during noted time period.

Individual Trustee Qualifications

The Board has concluded that each of the Trustees should serve on the Board because of his or her ability to review and understand information about the Funds provided to him or her by management, to identify and request other information he or she may deem relevant to the performance of his or her duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise his or her business judgment in a manner that serves the best interests of each Fund’s shareholders. The Board has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

The Board has concluded that Mr. Nesvet should serve as Trustee because of the experience he has gained serving as the Chief Executive Officer of a financial services consulting company, serving on the boards of other investment companies, and serving as chief financial officer of a major financial services company; his knowledge of the financial services industry, and the experience he has gained serving as Trustee of the Trust since 2000.

The Board has concluded that Mr. Kelly should serve as Trustee because of the experience he gained serving as the President and Chief Executive Officer of the National Securities Clearing Corporation, his previous and current directorship experience, and the experience he has gained serving as Trustee of the Trust since 2000.

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The Board has concluded that Ms. Boatman should serve as Trustee because of the experience she gained serving as Managing Director of the primary investment division of one of the nation’s leading financial institutions and her knowledge of the financial services industry. Ms. Boatman was elected to serve as Trustee of the Trust in April 2010.

The Board has concluded that Mr. Churchill should serve as Trustee because of the experience he gained serving as the Head of the Fixed Income Division of one of the nation’s leading mutual fund companies and provider of financial services and his knowledge of the financial services industry. Mr. Churchill was elected to serve as Trustee of the Trust in April 2010.

The Board has concluded that Mr. Verboncoeur should serve as Trustee because of the experience he gained serving as the Chief Executive Officer of a large financial services and investment management company, his knowledge of the financial services industry and his experience serving on the boards of other investment companies. Mr. Verboncoeur was elected to serve as Trustee of the Trust in April 2010.

The Board has concluded that Mr. Ross should serve as Trustee because of the experience he has gained in his various roles with the Adviser, his knowledge of the financial services industry, and the experience he has gained serving as Trustee of the Trust since 2005 (Mr. Ross did not serve as Trustee from December 2009 until April 2010).

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds.

REMUNERATION OF THE TRUSTEES AND OFFICERS

No officer, director or employee of the Adviser, its parent or subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust and SPDR Index Shares Funds (“SIS”), SSgA Master Trust and SSgA Active ETF Trust (together with the Trust, the “Trusts”) pay, in the aggregate, each Independent Trustee an annual fee of $132,500 plus $7,500 per in-person meeting attended. An Independent Trustee will receive $1,250 for each telephonic or video conference meeting attended. The Chair of the Board receives an additional annual fee of $37,500 and the Chair of the Audit Committee receives an additional annual fee of $15,000. The Trusts also reimburse each Independent Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings and in connection with attending industry seminars and meetings. Trustee fees are allocated between the Trusts and each of their respective series in such a manner as deemed equitable, taking into consideration the relative net assets of the series.

The table below shows the compensation that the Independent Trustees received during the Trust’s fiscal year ended June 30, 2012.

NAME OF INDEPENDENT TRUSTEE	AGGREGATE COMPENSATION FROM THE TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE TRUST AND FUND COMPLEX PAID TO TRUSTEES(1)
Frank Nesvet	$179,112	N/A	N/A	$222,500
Bonny Boatman	$148,925	N/A	N/A	$185,000
Dwight Churchill	$143,893	N/A	N/A	$178,750
David M. Kelly	$155,968	N/A	N/A	$193,750
Carl Verboncoeur	$143,893	N/A	N/A	$178,750

(1)	The Fund Complex includes the Trust.

STANDING COMMITTEES

Audit Committee. The Board has an Audit Committee consisting of all Independent Trustees. Mr. Kelly serves as Chair. The Audit Committee meets with the Trust’s independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust’s accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust’s independent auditors. The Audit Committee met four (4) times during the fiscal year ended June 30, 2012.

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Trustee Committee. The Board has established a Trustee Committee consisting of all Independent Trustees. Mr. Nesvet serves as Chair. The responsibilities of the Trustee Committee are to: 1) nominate Independent Trustees; 2) review on a periodic basis the governance structures and procedures of the Funds; 3) review proposed resolutions and conflicts of interest that may arise in the business of the Funds and may have an impact on the investors of the Funds; 4) review matters that are referred to the Committee by the Chief Legal Officer or other counsel to the Trust; and 5) provide general oversight of the Funds on behalf of the investors of the Funds. The Trustee Committee met five (5) times during the fiscal year ended June 30, 2012.

Pricing and Investment Committee. The Board also has established a Pricing and Investment Committee that is composed of Officers of the Trust, investment management personnel of the Adviser and senior operations and administrative personnel of State Street. The Pricing and Investment Committee is responsible for the valuation and revaluation of any portfolio investments for which market quotations or prices are not readily available. The Pricing and Investment Committee meets only when necessary. The Board met four (4) times during the fiscal year ended June 30, 2012 to review and ratify fair value pricing determinations of the Pricing and Investment Committee. The Pricing and Investment Committee reports to the Board on a quarterly basis.

OWNERSHIP OF FUND SHARES

As of October 1, 2012, neither the Independent Trustees nor their immediate family members owned beneficially or of record any securities in the Adviser, Sub-Adviser, Principal Underwriter or any person controlling, controlled by, or under common control with the Adviser, Sub-Adviser or Principal Underwriter.

The following table shows, as of December 31, 2011, the amount of equity securities beneficially owned by the Trustees in the Trust.

Name of Trustee	Fund	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Independent Trustees:
Frank Nesvet	None	None	None
David M. Kelly	None	None	None
Bonny Eugenia Boatman	None	None	None
Dwight D. Churchill	None	None	None
Carl G. Verboncoeur	None	None	None
Interested Trustee:
James Ross	SPDR Dow Jones Large Cap ETF	$50,001 to $100,000	Over $100,000
	SPDR Dow Jones Mid Cap ETF	$10,001 to $50,000
	SPDR S&P 400 Mid Cap Growth ETF	$10,001 to $50,000
	SPDR S&P 600 Small Cap Growth ETF	$10,001 to $50,000
	SPDR Dow Jones REIT ETF	$10,001 to $50,000
	SPDR S&P Dividend ETF	$10,001 to $50,000
	SPDR S&P Biotech ETF	$1 to $10,000
	SPDR S&P Metals & Mining ETF	$1 to $10,000
	SPDR Nuveen Barclays Short Term Municipal Bond ETF	$10,001 to $50,000
	SPDR Barclays Short Term International Treasury Bond ETF	$1 to $10,000
	SPDR Barclays High Yield Bond ETF	$10,001 to $50,000

CODES OF ETHICS

The Trust, the Adviser (which includes applicable reporting personnel of the Distributor) and the Sub-Adviser each have adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, the Sub-Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the codes of ethics).

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There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics, filed as exhibits to this registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICIES

The Board believes that the voting of proxies on securities held by each Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Adviser and Sub-Adviser. The Sub-Adviser’s proxy voting policy is substantially and materially the same as the Adviser’s proxy voting policy, which is attached at the end of this SAI. Information regarding how a Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available: (1) without charge by calling 1-866-787-2257; (2) on the Funds’ website at www.spdrs.com; and (3) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICY

The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board must approve all material amendments to this policy. The Funds’ portfolio holdings are publicly disseminated each day a Fund is open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of a Fund. The Trust, the Adviser, the Sub-Adviser or State Street will not disseminate non-public information concerning the Trust, except: (i) to a party for a legitimate business purpose related to the day-to-day operations of the Funds or (ii) to any other party for a legitimate business or regulatory purpose, upon waiver or exception.

THE INVESTMENT ADVISER

SSgA FM acts as investment adviser to the Trust and, subject to the supervision of the Board, is responsible for the investment management of each Fund. As of August 31, 2012, the Adviser managed approximately $259.06 billion. The Adviser’s principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. The Adviser, a Massachusetts corporation, is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street Global Advisors (“SSgA”), consisting of the Adviser and other investment advisory affiliates of State Street Corporation, is the investment management arm of State Street Corporation.

The Adviser serves as investment adviser to each Fund pursuant to an investment advisory agreement (“Investment Advisory Agreement”) between the Trust and the Adviser. The Investment Advisory Agreement, with respect to each Fund, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (1) the Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60 days notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of a Fund’s outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the Investment Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of each Fund’s assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund. Pursuant to the Investment Advisory Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreements regarding the Funds will be available in the Trust’s Annual Report or Semi-Annual Report covering the period during the applicable Fund’s commencement of operations.

For the services provided to the Funds under the Investment Advisory Agreement, each Fund pays the Adviser monthly fees based on a percentage of each Fund’s average daily net assets as set forth in each Fund’s Prospectus. From time to time, the Adviser may waive

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all or a portion of its fee. The Adviser pays all expenses of each Fund other than the management fee, distribution fees pursuant to the Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee’s counsel fees), acquired fund fees and expenses, litigation expenses and other extraordinary expenses.

INVESTMENT SUB-ADVISER – GLOBAL CONVERTIBLE SECURITIES ETF

Pursuant to the Advisory Agreement between the Global Convertible Securities ETF and the Adviser, the Adviser is authorized to engage one or more sub-advisers for the performance of any of the services contemplated to be rendered by the Adviser. The Adviser has retained SSgA LTD, as sub-adviser, to be responsible for the day to day management of the Fund’s ex-U.S. investments and the overall allocation between U.S. and ex-U.S. investments within the Fund, subject to supervision of the Adviser and the Board. The Adviser provides administrative, compliance and general management services to the Fund in addition to day to day management of the Fund’s U.S. investments. Since 1990, SSgA LTD has been providing investment management services including managing indexed fixed income portfolios. As of August 31, 2012, SSgA LTD managed approximately $303.40 billion in assets. SSgA LTD’s principal business address is 20 Churchill Place, Canary Wharf, London, United Kingdom E14 5HJ.

In accordance with the Sub-Advisory Agreement between the Adviser and SSgA LTD, the Adviser will pay SSgA LTD an annual investment sub-advisory fee equal to 40% of the advisory fees paid by the Fund to the Adviser after deducting the payments to fund service providers and fund expenses.

The Fund had not commenced operations as of June 30, 2012 and therefore did not pay fees to the Sub-Adviser for the past three fiscal years.

A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreement is available in the Trust’s Semi-Annual Report to Shareholders dated December 31, 2012.

PORTFOLIO MANAGERS

The Adviser and Sub-Adviser manage the Funds using a team of investment professionals. The professionals primarily responsible for the day-to-day portfolio management of each Fund are:

Fund	Portfolio Managers
SPDR S&P Commercial Paper ETF SPDR S&P Commercial Paper Ex-Financials ETF	Todd Bean, Steve Meier and Jeff St. Peters
SPDR S&P Agency Bond ETF SPDR Barclays Zero Coupon Bond ETF SPDR Barclays CMBS ETF	Michael Brunell and Karen Tsang
SPDR Barclays Corporate Bond ETF SPDR Barclays Corporate Industrial Bond ETF SPDR Barclays Corporate Financial Bond ETF SPDR Barclays Corporate Utilities Bond ETF	Patrick Bresnehan, Max DeSantis and Kyle Kelly
SPDR Barclays Global Convertible Securities ETF	Max DeSantis and Stephen Yeats
SPDR Barclays Breakeven Inflation ETF	Patrick Bresnehan and Max DeSantis

The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

Other Accounts Managed as of June 30, 2012

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)*	Pooled Investment Vehicle Accounts	Assets Managed (billions)*	Other Accounts	Assets Managed (billions)*	Total Assets Managed (billions)*
Todd Bean	13	$94.92	20	$108.28	110	$140.86	$340.07
Steven Meier	13	$94.92	20	$108.28	110	$140.86	$340.07
Jeff St. Peters	13	$94.92	20	$108.28	110	$140.86	$340.07
Michael Brunell	8	$18.22	70	$45.64	205	$108.86	$172.72
Patrick Bresnehan	8	$18.22	70	$45.64	205	$108.86	$172.72

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Max DeSantis	8	$18.22	70	$45.64	205	$108.86	$172.72
Kyle Kelly	8	$18.22	70	$45.64	205	$108.86	$172.72
Karen Tsang	8	$18.22	70	$45.64	205	$108.86	$172.72

*	There are no performance fees associated with these portfolios.

The following table lists the dollar range of Fund Shares beneficially owned by portfolio managers listed above as of June 30, 2012.

Portfolio Manager	Fund	Dollar Range of Trust Shares Beneficially Owned
Todd Bean	None	None
Steven Meier	None	None
Jeff St. Peters	None	None
Michael Brunell	None	None
Patrick Bresnehan	None	None
Max DeSantis	None	None
Kyle Kelly	None	None
Karen Tsang	None	None

A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities. The Adviser and Sub-Adviser have adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser, Sub-Adviser and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation among the portfolio managers’ accounts with the same strategy.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.

A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees – the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser and Sub-Adviser have adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser, Sub-Adviser and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

The compensation of the Adviser’s and Sub-Adviser’s investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, the Adviser seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. The Adviser and Sub-Adviser are a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and

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departments of the Adviser and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group, and in the case of investment teams, the investment performance of their strategies. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.

SPDR Barclays Capital Global Convertible Securities ETF. The following table lists the number and types of other accounts managed by the key professional primarily involved in the day-to-day portfolio management of the ex-U.S. assets in the SPDR Barclays Capital Global Convertible Securities ETF and assets under management in that account.

Other Accounts Managed as of June 30, 2012:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)*	Pooled Investment Vehicle Accounts	Assets Managed (billions)*	Other Accounts	Assets Managed (billions)*	Total Assets Managed (billions)*
Stephen Yeats	0	$0	2	$0.06	7	$1.90	$1.96

*	There are no performance fees associated with these portfolios.

The following table lists the dollar range of Fund Shares beneficially owned by the portfolio manager of the ex-U.S. assets in the SPDR Barclays Capital Global Convertible Securities ETF as of June 30, 2012:

Dollar Range of Fund Shares Beneficially Owned
Stephen Yeats	None

The compensation of SSgA LTD’s investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, the Adviser seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA LTD is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Adviser and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.

A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the fund. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities. SSgA LTD has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA LTD and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation among the portfolio manager’s accounts with the same strategy.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

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A potential conflict may arise when portfolio managers are responsible for accounts that have different advisory fees – the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA LTD has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA LTD and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

THE ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

State Street, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as Administrator for the Trust pursuant to an administration agreement (“Administration Agreement”). Under the Administration Agreement, State Street is responsible for certain administrative services associated with day-to-day operations of the Funds.

Pursuant to the Administration Agreement, the Trust has agreed to a limitation on damages and to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws; provided, however, such indemnity of the Administrator shall not apply in the case of the Administrator’s gross negligence or willful misconduct in the performance of its duties. Under the Custodian Agreement and Transfer Agency Agreement, as described below, the Trust has also provided indemnities to State Street for certain liabilities.

State Street also serves as Custodian for each Fund pursuant to a custodian agreement (“Custodian Agreement”). As Custodian, State Street holds each Fund’s assets, calculates the net asset value of the Shares and calculates net income and realized capital gains or losses. State Street and the Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

State Street also serves as Transfer Agent of each Fund pursuant to a transfer agency agreement (“Transfer Agency Agreement”).

Compensation. As compensation for its services under the Administration Agreement, the Custodian Agreement, and Transfer Agency Agreement, State Street shall receive a fee for its services, calculated based on the average aggregate net assets of the Trust and SIS, as follows: 0.045% on the first $4.5 billion, 0.040% on the next $4.5 billion, and 0.0225% on the next $3.5 billion, and 0.0125% thereafter. For each Fund, after the first six months of operations, a $75,000 minimum fee per series applies. The greater of the minimum fee or the asset based fee will be charged. In addition, State Street shall receive global safekeeping and transaction fees, which are calculated on a per-country basis, in-kind creation (purchase) and redemption transaction fees (as described below) and revenue on certain cash balances. State Street may be reimbursed by a Fund for its out-of-pocket expenses. The Investment Advisory Agreement provides that the Adviser will pay certain operating expenses of the Trust, including the fees due to State Street under each of the Administration Agreement, the Custodian Agreement and the Transfer Agency Agreement.

THE DISTRIBUTOR

State Street Global Markets, LLC is the principal underwriter and Distributor of Shares. Its principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. Investor information can be obtained by calling 1-866-787-2257. The Distributor has entered into a distribution agreement (“Distribution Agreement”) with the Trust pursuant to which it distributes Shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under “PURCHASE AND REDEMPTION OF CREATION UNITS.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust. The Distributor may assist Authorized Participants (as defined below) in assembling shares to purchase Creation Units or upon redemption, for which it may receive commissions or other fees from such Authorized Participants. The Distributor also receives compensation from State Street for providing on-line creation and redemption functionality to Authorized Participants through its Fund Connect application.

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The Adviser or Distributor, or an affiliate of the Adviser or Distributor, may directly or indirectly make cash payments to certain broker-dealers for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by the Adviser and/or Distributor from their own resources and not from the assets of the Funds.

Each Fund has adopted a Distribution and Service (Rule 12b-1) Plan (a “Plan”) pursuant to which payments of up to 0.25% may be made. No payments pursuant to the Plan will be made during the next twelve (12) months of operation. Under its terms, the Plan remains in effect from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the “Independent Trustees” (Trustees who are not interested persons of the Funds (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan). The Plan may not be amended to increase materially the amount to be spent for the services provided by the Distributor without approval by the shareholders of the relevant Fund to which the Plan applies, and all material amendments of the Plan also require Board approval (as described above). The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or, by a vote of a majority of the outstanding voting securities of a Fund (as such vote is defined in the 1940 Act). Pursuant to the Distribution Agreement, the Distributor will provide the Board with periodic reports of any amounts expended under the Plan and the purpose for which such expenditures were made.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, as to a Fund: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days’ notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Pursuant to agreements entered into with such persons, the Distributor will make payments under the Plan to certain broker-dealers or other persons (“Investor Services Organizations”) that enter into agreements with the Distributor in the form approved by the Board to provide distribution assistance and shareholder support, account maintenance and educational and promotional services (which may include compensation and sales incentives to the registered brokers or other sales personnel of the broker-dealer or other financial entity that is a party to an investor services agreement) (“Investor Services Agreements”). No such Investor Services Agreements will be entered into during the first twelve months of operation. Each Investor Services Agreement will be a “related agreement” under the Plan. No Investor Services Agreement will provide for annual fees of more than 0.25% of a Fund’s average daily net assets per annum attributable to Shares subject to such agreement.

Subject to an aggregate limitation of 0.25% of a Fund’s average net assets per annum, the fees paid by the Fund under the Plan will be compensation for distribution, investor services or marketing services for the Fund. To the extent the Plan fees aggregate less than 0.25% per annum of the average daily net assets of a Fund, the Fund may also reimburse the Distributor and other persons for their respective costs incurred in printing prospectuses and producing advertising or marketing material prepared at the request of the Fund. The aggregate payments under the Plan will not exceed, on an annualized basis, 0.25% of average daily net assets of a Fund.

The continuation of the Distribution Agreement, any Investor Services Agreements and any other related agreements is subject to annual approval of the Board, including by a majority of the Independent Trustees, as described above.

Each of the Investor Services Agreements will provide that it may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund, on at least 60 days’ written notice to the other party. Each of the Distribution Agreement and the Investor Services Agreements is also terminable upon 60 days’ notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act). Each Investor Services Agreement is also terminable by the applicable Investor Service Organization upon 60 days’ notice to the other party thereto.

The allocation among the Funds of fees and expenses payable under the Distribution Agreement and the Investor Services Agreements will be made pro rata in accordance with the daily net assets of the respective Funds.

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The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in the “Book Entry Only System” section below), DTC Participants (as defined below) and/or Investor Services Organizations.

Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor, and may indemnify Soliciting Dealers and Authorized Participants (as described below) entering into agreements with the Distributor, for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Distribution Agreement or other agreement, as applicable.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for each Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude a Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund’s Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

In selecting a broker/dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution and does not take the sale of Fund Shares into account. The Adviser considers the full range of brokerage services applicable to a particular transaction that may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser will also use electronic crossing networks when appropriate.

The Adviser does not currently use the Funds’ assets for, or participate in, third party soft dollar arrangements, although the Adviser may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser does not “pay up” for the value of any such proprietary research. The Adviser may aggregate trades with clients of SSgA, whose commission dollars may be used to generate soft dollar credits for SSgA. Although the Adviser’s clients’ commissions are not used for third party soft dollars, the Adviser’s and SSgA’s clients may benefit from the soft dollar products/services received by SSgA.

The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is prompt execution of orders at the most favorable net price.

The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation.

Securities of “Regular Broker-Dealer.” Each Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares. The Funds were not operational and have not engaged in transactions prior to the date of this SAI.

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Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses or transaction costs. The portfolio turnover rate for each Fund is expected to be under 100%, except with respect to the SPDR S&P Commercial Paper ETF, which may experience significantly higher turnover. Funds may also experience higher portfolio turnover when migrating to a different benchmark index. The overall reasonableness of brokerage commissions and transaction costs is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions and transaction costs paid by other institutional investors for comparable services.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “ADDITIONAL PURCHASE AND SALE INFORMATION.”

The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust, either directly or through a third party service, shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust, either directly or through a third party service, shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant and/or third party service a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

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DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Funds were not operational prior to the date of this SAI and did not have any beneficial owners that owned greater than 5% of the outstanding voting securities as of the date of this SAI.

An Authorized Participant (as defined below) may hold of record more than 25% of the outstanding Shares of a Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of a Fund, may be affiliated with an index provider, may be deemed to have control of the applicable Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or another affiliate of State Street (the “Agent”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned Shares of a Fund. In such cases, the Agent shall mirror vote (or abstain from voting) such Shares in the same proportion as all other beneficial owners of the Fund.

The Trustees and Officers of the Trust, as a group, own less than 1% of the Trust’s voting securities as of the date of this SAI.

PURCHASE AND REDEMPTION OF CREATION UNITS

Each Fund issues and redeems its Shares on a continuous basis, at net asset value, only in a large specified number of Shares called a “Creation Unit,” either principally in-kind for securities included in the relevant Index or in cash for the value of such securities. The principal consideration for creations and redemptions for each Fund set forth in the table below:

FUND	CREATION*	REDEMPTION*
SPDR S&P Commercial Paper ETF	Cash	In-Kind
SPDR S&P Agency Bond ETF	In-Kind	In-Kind
SPDR Barclays Corporate Bond ETF	In-Kind	In-Kind
SPDR Barclays Corporate Industrial Bond ETF	In-Kind	In-Kind
SPDR Barclays Corporate Financial Bond ETF	In-Kind	In-Kind
SPDR Barclays Corporate Utilities Bond ETF	In-Kind	In-Kind
SPDR Barclays Zero Coupon Bond ETF	In-Kind	In-Kind
SPDR Barclays CMBS ETF	In-Kind	In-Kind
SPDR Barclays Global Convertible Securities ETF	Cash	Cash
SPDR Barclays Breakeven Inflation ETF	In-Kind	In-Kind
SPDR S&P Commercial Paper ex-Financials ETF	Cash	Cash

*	May be revised at any time without notice. Funds that effect redemptions principally for cash, rather than primarily in-kind, may be less tax efficient than investments in conventional ETFs.

GENERAL. To be eligible to place orders with respect purchases (i.e., creations) and redemptions of Creation Units, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “BOOK ENTRY ONLY SYSTEM”), and, with respect to the Fixed Income ETFs (except with respect to the International Treasury Bond ETFs), has the ability to clear through the Federal Reserve System. In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Principal Underwriter and the Transfer Agent, and that has been accepted by the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below) and any other applicable fees, taxes and additional variable charge.

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All orders, including non-standard orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units or an order to redeem Creation Units is received and accepted is referred to as the “Order Placement Date.” The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time. If the order is not placed in proper form as required, the Fund Deposit or Shares, as applicable, are not received in a timely manner by the Settlement Date (typically required by 2:00 p.m. ET) or the other terms and conditions set forth in the Participant Agreement are not followed by the Authorized Participant, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. On days when the Exchange or the bond markets close earlier than normal, a Fund may require orders to be placed earlier in the day An order is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor and/or Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the order by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Creation Units or to redeem Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

PURCHASE (CREATION). The Trust issues and sells Shares of each Fund only in Creation Units on a continuous basis through the Principal Underwriter, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day (as defined below), in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). A “Business Day” with respect to a Fund is, generally, any day on which the NYSE is open for business, although the Funds will also not be open for orders on Veterans Day and Columbus Day.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of a Fund generally consists of either (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in the relevant Fund’s benchmark Index and the Cash Component (defined below), computed as described below or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and the “Cash Component,” computed as described below. When accepting purchases of Creation Units for cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund. The “Cash Component” is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. The “Dividend Equivalent Payment” enables a Fund (and, in particular, the SPDR S&P Dividend ETF) to make a complete distribution of dividends on the day preceding the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of the Fund (“Dividend Securities”) with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Dividend Securities had been held by the Fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the day preceding the next ex-dividend date. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Custodian, through NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange

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(currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for each Fund changes as rebalancing adjustments, interest payments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of a Fund’s Index.

In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security, including, without limitation, situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or (v) in certain other situations (collectively, “non-standard orders”). The Trust also reserves the right to: (i) permit or require the substitution of Deposit Securities in lieu of Deposit Cash; and (ii) include or remove Deposit Securities from the basket in anticipation of index rebalancing changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject Index being tracked by the relevant Fund or resulting from certain corporate actions.

PROCEDURES FOR PURCHASE OF CREATION UNITS. Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate securities and municipal securities), through a subcustody agent for (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery (typically required by 2:00 p.m. ET) of the requisite number of Deposit Securities or Deposit Cash, as applicable, through DTC to the account of a Fund on the Settlement Date. The “Settlement Date” for a Fund is generally the third Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian (typically required by 2:00 p.m. ET) on the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner on the Settlement Date, the creation order may be cancelled in the discretion of the Trust or its agents. Such canceled order may be resubmitted as a new order the following Business Day by the Authorized Participant using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Principal Underwriter and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.

In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Creation Unit may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a general non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Trust may use such

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Additional Cash Deposit to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Principal Underwriter plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee as set forth below under “Creation Transaction Fees” will be charged in all cases and an additional variable charge may also be applied. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Trust reserves the absolute right to reject an order for Creation Units transmitted in respect of a Fund at its discretion, including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Principal Underwriter, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Trust or its agents shall communicate to the Authorized Participant its rejection of an order. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

REDEMPTION. Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to each Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of each Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash or a combination thereof, as determined by the Trust. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities – as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee and any applicable additional variable charge as set forth below. In the event that the Fund Securities have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing: (i) the Trust will substitute a cash-in-lieu amount to replace any Fund Security that is a TBA transaction and the amount of cash paid out in such cases will be equivalent to the value of the TBA transaction listed as a Fund Security; and (ii) at Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

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PROCEDURES FOR REDEMPTION OF CREATION UNITS. After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount to the Authorized Participant by the Settlement Date.

With respect to in-kind redemptions of a Fund, the calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under “Determination of Net Asset Value”, computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Principal Underwriter by a DTC Participant by the specified time on the Order Placement Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Order Placement Date. If the requisite number of Shares of the Fund are not delivered by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, the Fund will not release the underlying securities for delivery unless collateral is posted in such percentage amount of missing Shares as set forth in the Participant Agreement (marked to market daily).

With respect to in kind redemptions of a Fund, in connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, an Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded (or such other arrangements as allowed by the Trust or its agents), to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of the trade date. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. The section below entitled “Local Market Holiday Schedules” identifies the instances where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, in respect of the Fund, the Trust will make delivery of in-kind redemption proceeds within the number of days stated in the Local Market Holidays section to be the maximum number of days necessary to deliver redemption proceeds. If the Authorized Participant has not made appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the Authorized Participant will be required to receive its redemption proceeds in cash.

If it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in net asset value.

An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of Shares to be redeemed and can receive the entire proceeds of the redemption, and (ii) the Shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such Shares to the Trust. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

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The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

REQUIRED EARLY ACCEPTANCE OF ORDERS. Notwithstanding the foregoing, as described in the Participant Agreement and the applicable order form, Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular Business Day.

CREATION AND REDEMPTION TRANSACTION FEES. A transaction fee, as set forth in the table below, is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. A Fund may adjust the transaction fee from time to time. An additional charge or a variable charge (discussed below) will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.

FUND	TRANSACTION FEE*, **		MAXIMUM TRANSACTION FEE*, **
SPDR S&P Commercial Paper ETF	$	[ ]	$	[ ]
SPDR S&P Agency Bond ETF	$	[ ]	$	[ ]
SPDR Barclays Corporate Bond ETF	$	[ ]	$	[ ]
SPDR Barclays Corporate Industrial Bond ETF	$	[ ]	$	[ ]
SPDR Barclays Corporate Financial Bond ETF	$	[ ]	$	[ ]
SPDR Barclays Corporate Utilities Bond ETF	$	[ ]	$	[ ]
SPDR Barclays Zero Coupon Bond ETF	$	[ ]	$	[ ]
SPDR Barclays CMBS ETF	$	[ ]	$	[ ]
SPDR Barclays Global Convertible Securities ETF	$	[ ]	$	[ ]
SPDR Barclays Breakeven Inflation ETF	$	[ ]	$	[ ]
SPDR S&P Commercial Paper ex-Financials ETF	$	[ ]	$	[ ]

*	From time to time, any Fund may waive all or a portion of its applicable transaction fee(s). An additional charge of up to three (3) times the standard transaction fee may be charged to the extent a transaction is outside of the clearing process.
**	In addition to the transaction fees listed above, the Funds may charge an additional variable fee for creations and redemptions in cash to offset brokerage and impact expenses associated with the cash transaction. The variable transaction fee will be calculated based on historical transaction cost data and the Adviser’s view of current market conditions; however, the actual variable fee charged for a given transaction may be lower or higher than the trading expenses incurred by a Fund with respect to that transaction.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the sections in the applicable Prospectus entitled “PURCHASE AND SALE INFORMATION” and “ADDITIONAL PURCHASE AND SALE INFORMATION.”

Net asset value per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of a Fund is calculated by the Custodian and determined at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open. Fixed-income assets are generally valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) (or applicable exchange or market on which a Fund’s investments are traded) announces an early closing time. Creation/redemption order cut-off times may also be earlier on such days.

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In calculating a Fund’s net asset value per Share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. The Adviser may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In the event that current market valuations are not readily available or such valuations do not reflect current market value, the Trust’s procedures require the Pricing and Investment Committee to determine a security’s fair value if a market price is not readily available. In determining such value the Pricing and Investment Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates, market indices, and prices from each Fund’s Index Provider). In these cases, the Fund’s net asset value may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s benchmark Index. This may result in a difference between the Fund’s performance and the performance of the applicable Fund’s benchmark Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “DISTRIBUTIONS.”

GENERAL POLICIES

Dividends from net investment income, if any, are generally declared and paid monthly by each ETF but may vary significantly from period to period. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for a Fund to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve a Fund’s eligibility for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code or to avoid imposition of income or excise taxes at the Fund level.

DIVIDEND REINVESTMENT

Broker dealers, at their own discretion, may offer a dividend reinvestment service under which Shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding any dividend reinvestment service offered by such broker dealer.

TAXES

The following is a summary of certain federal income tax considerations generally affecting the Funds and their shareholders that supplements the discussion in the Prospectus. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

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The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The following information should be read in conjunction with the section in the Prospectus entitled “ADDITIONAL TAX INFORMATION.”

TAXATION OF THE FUNDS. The Funds intend to qualify for and to elect treatment as separate RICs under Subchapter M of the Internal Revenue Code. As such, each Fund should not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to qualify for treatment as a RIC, a Fund must distribute to its shareholders at least the sum of 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax exempt interest income, if any, for each tax year to its shareholders (“Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, its assets must be diversified so that (a) at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers that it controls and that are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund do not offset gains in any other Fund and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, a Fund may be required to dispose of certain assets. If these relief provisions are not available to a Fund and it fails to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders, subject to the dividends-received deduction for corporate shareholders and, for taxable years beginning before January 1, 2013, to lower tax rates on qualified dividend income received by noncorporate shareholders. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If a Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders.

Each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year. If a Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. A Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares in the Fund by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

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A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year, subject to an increase for any shortfall in the prior year’s distribution. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to offset capital gains in future years. A Fund is permitted to carry forward indefinitely a net capital loss from any taxable year that began after December 22, 2010 to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the Fund and may not be distributed as such to shareholders. Generally, the Funds may not carry forward any losses other than net capital losses.

TAXATION OF SHAREHOLDERS – DISTRIBUTIONS. Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryovers). The Funds will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction, and, for taxable years beginning before January 1, 2013, the portion of dividends which may qualify for treatment as qualified dividend income, if any.

For taxable years beginning before January 1, 2013, a portion of the dividends received from a Fund may be treated as qualified dividend income eligible for the reduced maximum rate to individuals of 15% (a 0% rate applies to individuals in lower tax brackets) if the Fund receives qualified dividend income. Qualified dividend income includes, in general, subject to certain holding period requirements and other requirements, dividend income from certain U.S. and foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States and other foreign corporations if the stock with respect to which the dividends are paid is tradable on an established securities market in the United States. A dividend from a Fund will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the Shares of the Fund on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the Shares of the Fund become ex-dividend with respect to such dividend (or the Fund fails to satisfy this holding period requirement with respect to the shares of the underlying dividend-paying stock), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code. Dividends received by the Fund from a real estate investment trust (a “REIT”) or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or RIC. It is expected that dividends received by a Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. For taxable years beginning after Deccember 31, 2012, dividend income will be taxable at ordinary income tax rates.

Distributions from net short-term capital gains will be taxable to shareholders as ordinary income. Distributions from net capital gain will be taxable to you at long-term capital gains rates, regardless of how long you have held your Shares in a Fund. For taxable years beginning before January 1, 2013, long-term capital gains are taxed at a maximum rate of 15%.

Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

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If a Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made in the taxable year may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Distributions that are reinvested in additional Shares of a Fund through the means of a dividend reinvestment service, if offered by your broker-dealer, will nevertheless be taxable dividends to the same extent as if such dividends had been received in cash.

Recent legislation effective beginning in 2013 provides that U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on their “net investment income,” which includes taxable interest, dividends, and certain capital gains (including capital gains realized on the sale or exchange of Shares). This 3.8% tax will also apply to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Distributions of ordinary income and capital gains may also be subject to foreign, state and local taxes depending on a shareholder’s circumstances.

TAXATION OF SHAREHOLDERS – SALE OR EXCHANGE OF SHARES. In general, a sale or exchange of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. Fund Shares held for a period of one year or less at the time of such sale or exchange will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. For taxable years beginning prior to January 1, 2013, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Absent further legislation, the maximum 15% tax rate on long-term capital gains will cease to apply for taxable years beginning after December 31, 2012 and will increase to 20%.

Gain or loss on the sale or exchange of Shares in a Fund is measured by the difference between the amount received and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distribution) so they can compute the tax basis of their Shares.

A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other substantially identical Shares are acquired (whether through reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains).

TAXATION OF FUND INVESTMENTS. Dividends and interest received by Funds holding foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Fund meets certain requirements, which include a requirement that more than 50% of the value of the Fund’s total assets at the close of its respective taxable year consists of stocks or securities of foreign corporations, then the Fund should be eligible to file an election with the Internal Revenue Service (the “IRS”) that may enable its shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to certain foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to this election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder’s federal income tax. If the Fund makes this election, the Fund will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Certain of the Funds’ investments may be subject to complex provisions of the Internal Revenue Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the character of gains and losses realized by the Funds (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-

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to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Funds intend to monitor their transactions, intend to make appropriate tax elections, and intend to make appropriate entries in their books and records in order to mitigate the effect of these rules and preserve the Funds’ qualification for treatment as RICs.

If a Fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation’s assets (computed based on average fair market value) either produce or are held for the production of passive income (“passive foreign investment companies” or “PFICs”), the fund could be subject to U.S. federal income tax and nondeductible interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing fund” election or a “mark to market” election may generally be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain (subject to the distribution requirements applicable to RICs, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax at the Fund level, a fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Gains from the sale of stock of PFICs may also be treated as ordinary income. In order for a Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the fund on an annual basis, which it might not agree to do. The Funds may limit and/or manage their holdings in PFICs to limit their tax liability or maximize their returns from these investments.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that certain net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the Qualifying Income Requirement.

Investments by a Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess face value of the securities over their issue price (the “original issue discount” or “OID”) each year that the securities are held, even though the Fund may receive no cash interest payments or may receive cash payments that are less than the amount of income recognized for tax purposes. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that a Fund must distribute to maintain its status as a RIC and to avoid the payment of federal income tax, including the nondeductible 4% excise tax described above. Where such income is not matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders in order to qualify for treatment as a RIC and eliminate taxes at the Fund level.

Any market discount recognized on a market discount bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value, or below adjusted issue price if the bond was issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Special rules apply if a Fund holds inflation-indexed bonds. Generally, all stated interest on such bonds is taken into income by a Fund under its regular method of accounting for interest income. The amount of any positive inflation adjustment for a taxable year, which results from an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The amount of a Fund’s OID in a taxable year with respect to a bond will increase a Fund’s taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of any negative inflation adjustments, which result from a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated interest, OID, and market discount, if any) otherwise includable in the Fund’s income with respect to the bond for the taxable year.

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TAX-EXEMPT SHAREHOLDERS. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, a Fund generally serves to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in a Fund where, for example, (i) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or (ii) Shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Internal Revenue Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing a Fund from holding investments in REITs that hold residual interests in REMICs, and a Fund may do so. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.

FOREIGN SHAREHOLDERS. Dividends paid by a Fund to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law to the extent derived from investment income and short-term capital gain or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and the proper withholding form(s) to be submitted to a Fund. A non-U.S. shareholder who fails to provide an appropriate IRS Form W-8 may be subject to backup withholding at the appropriate rate.

Unless certain non-U.S. entities that hold Fund Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities after December 31, 2013 and redemptions and certain capital gain dividends payable to such entities after December 31, 2014. A non-U.S. shareholder who is resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement a similar reporting regime may be exempt from the withholding described in this paragraph, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Non-U.S. persons are subject to U.S. tax on disposition of a “United States real property interest” (a “USRPI”). Gain on such a disposition is sometimes referred to as “FIRPTA gain”. The Internal Revenue Code provides a look-through rule for distributions of “FIRPTA gain” if certain requirements are met. If the look-through rule applies, certain distributions attributable to income received by a Fund from REITs may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding tax at rates of up to 35%, and requiring non-U.S. investors to file nonresident U.S. income tax returns. Also, gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is treated as a corporation for federal income tax purposes. Under certain circumstances, a Fund may itself qualify as a USRPI, which would result in similar consequences to certain non-U.S. investors.

BACKUP WITHHOLDING. A Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.

CREATION UNITS. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six (6) months or less will be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains)

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A Fund has the right to reject an order for Creation Units if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. A Fund also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or group of purchasers) that would, upon obtaining the Shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

CERTAIN POTENTIAL TAX REPORTING REQUIREMENTS. Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

CAPITAL STOCK AND SHAREHOLDER REPORTS

Each Fund issues Shares of beneficial interest, par value $.01 per Share. The Board may designate additional funds.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding series of the Trust. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to each Fund, and in the net distributable assets of each Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust (“Funds”) vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other Funds, that fund will vote separately on such matter. Under Massachusetts law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust (regardless of the fund) have noncumulative voting rights for the election of Trustees. Under Massachusetts law, Trustees of the Trust may be removed by vote of the shareholders.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust’s property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of each Fund’s assets and operations, the risk to shareholders of personal liability is believed to be remote.

Shareholder inquiries may be made by writing to the Trust, c/o the Distributor, State Street Global Markets, LLC at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

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COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Bingham McCutchen LLP, 2020 K Street NW, Washington, DC 20006, serves as counsel to the Trust. [                    ], [                    ], serves as the independent registered public accounting firm for the Trust. [                    ] performs annual audits of the Funds’ financial statements and provides other audit, tax and related services.

LOCAL MARKET HOLIDAY SCHEDULES

The Trust generally intends to effect deliveries of portfolio securities on a basis of “T” plus three business days (i.e., days on which the NYSE is open) in the relevant foreign market of a Fund. The ability of the Trust to effect in-kind redemptions within three business days of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays on the relevant business days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in the United States, the redemption settlement cycle may be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within three business days.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with local market holiday schedules, may require a delivery process longer than the standard settlement period. In certain circumstances during the calendar year, the settlement period may be greater than seven calendar days. Such periods are listed in the table below, as are instances where more than seven days will be needed to deliver redemption proceeds. Since certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year may exceed the maximum number of days listed in the table below. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future and longer (worse) redemption periods are possible.

See Next Page

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MARKET	MAX SETL CYCLE	TRADE DATE(S) W/ SETTLEMENT OF GREATER THAN 7 CALENDAR DAYS (MAX DAYS IN PARENTHESIS)
Australia	7 days
Austria	12 days	12/19/12 (8); 12/20/12 (8); 12/21/12 (12)
Belgium	7 days
Brazil	7 days
Canada	7 days
Chile	10 days	9/13/13 (10); 9/16/13 (8); 9/17/13 (8)
China	12 days	2/7/13 (11); 2/8/13 (11); 2/11/13 (10); 4/26/13 (10); 4/29/13 (8); 4/30/13 (8); 9/26/13 (12); 9/27/13 (12); 9/30/13 (10)
Columbia	7 days
Czech Republic	12 days	12/19/12 (8); 12/20/12 (8); 12/21/12 (12)
Denmark	12 days	12/19/12(8); 12/20/12 (8); 12/21/12 (12)
Egypt	8 days	4/29/13 (8); 4/30/13 (8)
Euroclear	7 days
Finland	12 days	12/19/12 (8); 12/20/12 (8); 12/21/12 (12)
France	7 days
Germany	7 days
Greece	10 days	12/20/12 (10); 12/23/12 (8); 4/29/13 (8); 4/30/13 (8)
Hong Kong	7 days
Hungary	12 days	12/19/12 (8); 12/20/12 (8); 12/21/12 (12)
India	7 days
Indonesia	7 days
Ireland	7 days
Israel	13 days	3/21/13 (12); 3/22/13 (12); 3/25/13 (10); 9/16/13 (11); 9/17/13 (13); 9/18/13 (13)
Italy	12 days	12/19/12 (8); 12/20/12 (8); 12/21/12 (12)
Japan	11 days	12/26/12 (9); 12/27/12 (11); 12/28/12 (11)
Korea	7 days
Luxembourg	7 days
Malaysia	7 days
Mexico	7 days
Morocco	7 days
Netherlands	7 days
New Zealand	7 days
Norway	12 days	12/19/12 (8); 12/20/12 (8); 12/21/12 (12); 3/25/13 (8); 3/26/13 (8); 3/27/12 (8)
Pakistan	7 days
Peru	7 days
Philippines	7 days
Poland	12 days	12/19/12 (8); 12/20/12 (8); 12/21/12 (12)
Portugal	7 days
Russia	13 days	12/26/12 (13); 12/27/12 (13); 12/28/12 (13)
Singapore	7 days
South Africa	7 days
South Korea	7 days
Spain	12 days	12/19/12 (8); 12/20/12 (8); 12/21/12 (12)
Sweden	12 days	12/19/12 (8); 12/20/12 (8); 12/21/12 (12)
Switzerland	7 days
Taiwan	11 days	2/7/13 (11); 2/8/13 (11); 2/11/13 (10)
Thailand	7 days
Turkey	7 days
United Kingdom	7 days

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PROXY VOTING POLICY	STATE STREET GLOBAL ADVISORS®

March 2012

Introduction

SSgA Funds Management, Inc. (“SSgA FM”) is a registered investment adviser and a wholly owned subsidiary of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, SSgA FM has discretionary proxy voting authority over most of its client accounts, and SSgA FM votes these proxies in the manner that we believe will most likely protect and promote the long term economic value of client investments and as set forth in the SSgA FM Proxy Voting Guidelines (the “Proxy Voting Guidelines”).

Proxy Voting Procedure

Oversight

The SSgA FM Corporate Governance Team is responsible for implementing the Proxy Voting Guidelines, case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues impacting shareholder value. The implementation of the Proxy Voting Guidelines is overseen by the SSgA FM Global Proxy Review Committee (“SSgA FM PRC”), a committee of investment, compliance and legal professionals, who provide guidance on proxy issues as described in more detail below. The SSgA FM PRC reports to the SSgA Investment Committee, and may refer certain significant proxy items to that committee. In addition to voting proxies, SSgA:

1)	describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)	provides the client with this written proxy policy, upon request;

3)	discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4)	matches proxies received with holdings as of record date;

5)	generally applies its proxy voting policy consistently and keeps records of votes for each client;

6)	documents the reason(s) for voting for all non-routine items; and

7)	keeps records of such proxy voting available for inspection by the client or governmental agencies.

Oversight of the proxy voting process is ultimately the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to the Proxy Voting Guidelines.

Proxy Voting Process

SSgA FM retains Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance, to support our proxy voting process. SSgA FM utilizes ISS’s services in three ways: (1) as SSgA FM’s proxy voting agent (providing SSgA FM with vote execution and administration services); (2) applying SSgA FM’s Proxy Voting Guidelines; and (3) provides research and analaysis relating to general corporate governance issues and specific proxy items.

On most routine proxy voting items (e.g., retention of auditors), ISS will effect the proxy votes in accordance with the Proxy Voting Guidelines and our standing instructions, which the SSgA FM Corporate Governance Team reviews with ISS on an annual basis or on a case-by-case basis as required. The guidance permits ISS to apply the Proxy Voting Guidelines without consulting us on each proxy and in a manner that is consistent with our investment view. On matters not directly covered by the Proxy Voting Guidelines, and we conclude there is no likelihood of impacting shareholder value, ISS may effect proxy votes in accordance with its own recommendations.

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In other cases, the Corporate Governance Team will evaluate the proxy solicitation to determine how to vote consistent with SSgA FM’s investment views and to maximize the value of our client accounts. In general, the Corporate Governance Team will engage in this additional review for:

(i)	proxies that involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); and

(ii)	proxies that are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

In some instances, the SSgA FM Corporate Governance Team may refer significant issues which are not addressed by our Proxy Voting Guidelines or guidance to ISS to the SSgA FM PRC for a determination of the proxy vote. In addition, in determining whether to refer a proxy vote to the SSgA FM PRC, the SSgA FM Corporate Governance Team will examine whether there is a material conflict of interest between the interests of our client and those of SSgA FM or its affiliates (as explained in greater detail below under “Conflict of Interest”). If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interest of our clients (i.e., to maximize the economic value of our clients’ securities).

Conflict of Interest

From time to time, SSgA FM will review a proxy which may present a potential conflict of interest. In general, we do not believe matters that fall within our Proxy Voting Guidelines and are voted consistently with the Proxy Voting Guidelines present any potential conflicts, since the vote on the matter has effectively been determined without reference to the soliciting entity; however, where matters do not fall within our Proxy Voting Guidelines or where we believe that voting in accordance with the Proxy Voting Guidelines is unwarranted, we conduct an additional review to determine whether there is a conflict of interest. Although various relationships could be deemed to give rise to a conflict of interest, SSgA has determined that two categories of relationships present a serious concern to warrant an alternative process: (1) clients of SSgA FM or its affiliates which are among the top 100 clients of State Street Corporation or its affiliates based upon revenue; and (2) the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

In circumstances where either (i) the matter does not fall clearly within the Proxy Voting Guidelines or (ii) SSgA FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Director of SSgA FM’s Corporate Governance Team will determine whether a Material Relationship exists. If so the matter is referred to the SSgA FM PRC. The SSgA FM PRC then reviews the matter and determines whether a conflict of interest exists, and if so, how to best resolve such conflict. For example, the SSgA FM PRC may (i) determine that the proxy vote does not give rise to a conflict due to the issues presented, (ii) refer the matter to the SSgA Investment Committee for further evaluation or (iii) retain an independent fiduciary to determine the appropriate vote.

Engagement

SSgA FM conducts issuer engagement activity to support SSgA FM’s voting principles. SSgA FM believes engagement with portfolio companies is often the most active and productive way shareholders can exercise their ownership rights, with the goal of increasing shareholder value. SSgA FM regularly engages with companies to discuss corporate governance issues and to provide insight about the principles and practices that drive our voting decisions. In our discussions, we highlight the attributes and practices that we believe enhance the quality of corporate governance at companies. Some engagement topics include takeover defenses, merger transactions, proxy contests, board elections, sustainability issues, executive compensation, equity compensation plans and other topical issues of interest to our clients as shareholders. Through our discussions, we seek to strengthen the quality of corporate governance with boards and management, which helps protect shareholder value.

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The SSgA FM Governance Team is dedicated to providing governance research, analysis, issuer engagement and voting services. The SSgA FM Governance Team has no fixed set of priorities that dictate engagement practices. Instead, we view engagement practices as being dependent upon facts and circumstances, while giving consideration to the size of our total position of the issuer and/or the potential negative governance practices, performance profile, and circumstance at hand.

Nature and Form of Engagement

SSgA FM believes issuer engagement can take many forms and be triggered under numerous circumstances. The following methods represent how SSgA FM defines engagement methods:

Reactive

Reactive engagement is initiated by the issuers and typically represents a majority of SSgA FM’s engagement activity. SSgA FM routinely discusses specific voting issues and items with the issuer community. These are viewed as an opportunity to address not only voting items, but also a wide range of governance items that impact shareholder value.

Recurring

Recurring engagement takes advantage of SSgA FM’s strong relationships with many of its largest holdings. SSgA FM maintains regular face-to-face meetings with these issuers, allowing SSgA FM to reinforce key tenets of good corporate governance and actively advise these issuers around concerns that SSgA FM feels may impact long-term shareholder value.

Dynamic

Using screening tools designed to capture a mix of SSgA FM’s largest exposures to issuers demonstrating severe negative governance profiles, SSgA FM will actively seek direct dialogue with the board and management. In these cases, the dynamic engagement process represents the most meaningful chance for SSgA FM to protect long-term shareholder value from excessive risk due to governance related risks.

SSgA FM believes active engagement is best conducted individually and directly with company management or board members. Collaborative engagement, where multiple shareholders communicate with company representatives, such as shareholder conference calls, can serve as a potential forum for issues that are not identified by SSgA FM as requiring active engagement.

When Does SSgA FM Engage Issuers?

SSgA FM uses various methods to monitor its investments to determine which issuers require dynamic engagement. A blend of quantitative and qualitative research and data is used to identify potential engagement opportunities. SSgA FM sources internal and external research and screening tools to support the engagement process.

Voting and Engagement

SSgA FM believes engagement and voting activity have a direct relationship. Issuer engagement seeks to address significant shareholder concerns and governance issues. Logically, successful issuer engagement should reduce the need to vote against management. The integration and exercise of both these rights leads to a meaningful shareholder tool that seeks to achieve enhanced shareholder value on behalf of SSgA FM clients.

Developed and Non-Developed Markets

SSgA FM engagement philosophy applies across all global markets. We have found the opportunity and effectiveness of engagement activity directly correlates to the level of ownership and voting rights provided by local market laws. From market to market, engagement activity may take different forms in order to best achieve long term engagement goals.

Engagement in developed markets is a mature process for SSgA FM. In some cases, engagement activity is institutionalized into local best practices, such as the UK Stewardship Code overseen by Financial Reporting Commission (FRC). In the UK, disclosure standards are high, allowing shareholders simple access to the key components of governance, such as board and by-law structure, remuneration policies and practices, sustainability data and reporting, among others. Further, shareholder rights are relatively high allowing for SSgA FM to engage on a variety of issues.

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In many non-OECD markets we often supplement direct company engagement with participation in shareholder advocacy groups that seek change at a market level. This type of “top-down” approach should have a positive long-term impact by addressing shortcomings in local market laws on disclosure and shareholder rights.

Summary of Proxy Voting Guidelines

Directors and Boards

The election of directors is one of the most important fiduciary duties SSgA FM performs as a shareholder. SSgA FM believes that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, SSgA FM seeks to vote director elections, in a way, which we as a fiduciary, believe will maximize the monetary value of each portfolio’s holdings.

The role of the board, in SSgA FM’s view, is to carry out its responsibilities in the best long-term interest of the company and its shareholders. A strong and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan, and performs risk oversight and performance assessment of the CEO and management. In contrast, management implements the business strategy and runs the company’s day-to-day operations. As part of SSgA FM’s engagement process, SSgA FM routinely discusses the importance of the board with issuers.

SSgA FM believes the quality of a board is a measure of director independence and company governance practices. In voting to elect nominees, SSgA FM considers many factors. SSgA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management, maintain appropriate governance practices, and perform oversight functions necessary to protect shareholder interests.

Accounting and Audit Related Issues

SSgA FM believes audit committees are critical and necessary as part of the board’s risk oversight role. We expect auditors to provide assurance as of a company’s financial condition. Having trust in the accuracy of financial statements is important for shareholders to make decisions. Subsequently, SSgA FM believes that it is imperative for audit committees to select outside auditors who are independent from management.

SSgA FM believes the audit committee is responsible for appointing, compensating, retaining and overseeing the issuer’s outside audit firm. In addition, SSgA FM believes the audit committee should approve audit and non-audit services performed by outside audit firms.

Capital Structure, Reorganization and Mergers

Though SSgA FM does not seek involvement in the day-to-day operations of an organization, SSgA FM recognizes the need for oversight and input into management decisions that may affect a company’s value. Altering the capital structure of a company is a critical decision for management, and in making such a critical decision, SSgA FM believes the company should have a well explained business rationale that is consistent with corporate strategy and should not overly dilute its shareholders.

The organizational structure of a company or proposed modifications to a company, may improve the effectiveness of a company’s operations, thereby enhancing shareholder value. M&A issues may result in a substantial economic impact to a corporation. SSgA FM evaluates mergers and acquisitions on a case-by-case basis. SSgA FM considers the adequacy of the consideration and the impact of the corporate governance provisions to shareholders. In all cases, SSgA FM uses its discretion in order to maximize shareholder value.

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Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer making an offer or reducing the likelihood of a successful offer. SSgA FM does not support proposals that reduce shareholders’ rights, entrench management or reduce the likelihood of shareholder’s right to vote on reasonable offers.

Compensation

SSgA FM considers the board’s responsibility to include setting the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides SSgA FM’s analysis of executive compensation; there should be a direct relationship between executive compensation and company performance over the long term.

General/Routine

Although SSgA FM does not seek involvement in the day-to-day operations of an organization, SSgA FM recognizes the need for conscientious oversight and input into management decisions that may affect a company’s value. SSgA FM supports proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.

Environmental and Social Issues

Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Often, proposals may address concerns with which SSgA FM philosophically agrees, but absent a compelling economic impact on shareholder value, SSgA FM will typically abstain from voting on these proposals.

International Statement

SSgA FM reviews proxies of non-US issuers consistent with our Principles and Proxy Voting Guidelines; however, SSgA FM also endeavors to show sensitivity to local market practices when voting non-US proxies. This may lead to contrasting votes as corporate governance standards, disclosure requirements and voting mechanics differ from market to market. SSgA will vote issues in the context of our Proxy Voting Guidelines, as well as local market standards, where appropriate.

SSgA FM votes in all markets where it is feasible; however, SSgA FM may refrain from voting meetings when power of attorney documentation is required, where voting will have a material impact on our ability to trade the security, or where issuer-specific special documentation is required or various market or issuer certifications are required. SSgA FM is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting specific fee in excess of the typical custody service agreement.

SSgA FM Proxy Voting Guidelines

State Street Global Advisors Funds Management (“SSgA FM”) seeks to vote proxies for which it has discretionary authority in the best interests SSgA FM clients. This means that SSgA FM will make voting decisions in the manner SSgA believes will most likely protect and promote the long term economic value of client accounts. Absent unusual circumstances or specific client instructions, SSgA FM votes proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. SSgA FM takes the view that voting in a manner consistent with maximizing the monetary value of our clients’ holdings will benefit our direct clients (e.g. fund shareholders).

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I. DIRECTOR RELATED ITEMS

Director related proposals concern issues submitted to shareholders that deal with the composition of the board or impact the members of a corporation’s board of directors. In deciding which director nominee to support, SSgA FM considers numerous factors.

Director Elections

SSgA’s director election policy focuses on companies’ governance profile to identify if a company demonstrates appropriate governance practices or if it exhibits negative governance practices. Factors SSgA considers when evaluating governance practices include, but are not limited to the following:

•	Shareholder rights

•	Board independence

•	Board structure

If a company demonstrates appropriate governance practices, SSgA believes a director should be classified as independent based on the relevant listing standards or local market practice standards. In such cases, the composition of the key oversight committees of a board should meet the minimum standards of independence. Accordingly, SSgA will vote against a nominee at a company with appropriate governance practices if the director is classified as non-independent under relevant listing standards or local market practice AND serves on a key committee of the board (compensation, audit, nominating or committees required to be fully independent by local market standards).

Conversely, if a company demonstrates negative governance practices, SSgA believes the classification standards for director independence should be elevated. In such circumstances, we will evaluate all director nominees based on the following classification standards:

•	Is the nominee an employee of or related to an employee of the issuer or its auditor,

•	Does the nominee provides professional services to the issuer,

•	Has the nominee attended an appropriate number of board meetings, or

•	Has the nominee received non-board related compensation from the issuer.

Where companies demonstrate negative governance practices, these stricter standards will apply not only to directors who are a member of a key committee but to all directors on the board as market practice permits. Accordingly, SSgA will vote against a nominee (with the exception of the CEO) where the board has inappropriate governance practices and is considered not independent based on the above independence criteria.

Additionally, SSgA may withhold votes based on the following:

•	CEOs of public companies who sit on more than three public company boards.

•	Nominees who sit on more than six public company boards.

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SSgA may withhold votes from all director nominees at companies that have ignored a shareholder proposal which received a majority of the shares outstanding at the last annual or special meeting, unless management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s).

•	SSgA may withhold votes from compensation committee members where there is a weak relationship between executive pay and performance over a five-year period.

•	SSgA will withhold votes from audit committee members if non-audit fees exceed 50% of total fees paid to the auditors.

•	SSgA will withhold votes from directors who appear to have been remiss in their duties.

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Director Related Proposals

SSgA FM generally votes for the following director related proposals:

•	Discharge of board members’ duties, in the absence of pending litigation, governmental investigation, charges of fraud or other indications of significant concern.

•	Proposals to restore shareholders’ ability to remove directors with or without cause.

•	Proposals that permit shareholders to elect directors to fill board vacancies.

•	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

SSgA FM generally votes against the following director related proposals:

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected.

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy.

•	Shareholder proposals requiring two candidates per board seat.

Majority Voting

SSgA FM will generally support a majority vote standard based on votes cast for the election of directors.

SSgA FM will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares cast) to pass or repeal certain provisions.

Annual Elections

SSgA FM generally supports the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees as well as whether there is a shareholders rights plan.

Cumulative Voting

SSgA FM does not support cumulative voting structures for the election of directors.

Separation Chair/CEO

SSgA FM analyzes proposals for the separation of Chair/CEO on a case-by-case basis taking into consideration numerous factors, including but not limited to, a company’s performance and the overall governance structure of the company.

Proxy Access

SSgA will consider proposals relating to Proxy Access on a case-by-case basis:

SSgA will evaluate the company’s specific circumstances, the impact of the proposal on the target company and its potential effect on shareholder value.

Considerations include but are not limited to the following:

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•	The ownership thresholds and holding duration proposed in the resolution;

•	The binding nature of the proposal;

•	The number of directors that shareholders may be nominate each year;

•	Company performance;

•	Company governance structure;

•	Shareholder rights; and

•	Board performance.

Age/Term Limits

Generally, SSgA FM will vote against limits to tenure.

Approve Remuneration of Directors

Generally, SSgA FM will support directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.

Indemnification

Generally, SSgA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Classified Boards

SSgA FM generally supports annual elections for the board of directors. In certain cases, SSgA FM will support a classified board structure, if the board is composed of 80 percent of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and SSgA FM will consider other governance factors, including antitakeover devices.

Confidential Voting

SSgA FM will support confidential voting.

Board Size

SSgA FM will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

II. AUDIT RELATED ITEMS

Ratifying Auditors and Approving Auditor Compensation

SSgA FM supports the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. SSgA FM deems audit fees to be excessive if the

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non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditor. SSgA FM will support the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.

In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/fax compliance and preparation for purposes of determining whether non-audit fees are excessive.

SSgA FM will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.2

Accept Financial Statements Consolidated Financial Statements and Statutory Reports

It is the auditor’s responsibility to provide assurance as of the company’s financial condition. Accordingly, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern, SSgA FM will accept the financial statement, allocation of income and/or statutory report.

III. CAPITAL STRUCTURE

Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company. The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, requests that are not unreasonably dilutive or enhance the rights of common shareholders are supported. In considering authorized share proposals, the typical threshold for approval is 100% over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company’s specific financial situation.

Increase in Authorized Common Shares

In general, SSgA FM supports share increases for general corporate purposes up to 100% of current authorized stock.

SSgA FM supports increases for specific corporate purposes up to 100% of the specific need plus 50% of current authorized common stock for U.S. firms and plus 100% of current authorized stock for international firms.

When applying the thresholds, SSgA FM will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Increase in Authorized Preferred Shares

SSgA FM votes on a case-by-case basis on proposals to increase the number of preferred shares.

Generally, SSgA FM will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

SSgA FM will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

However, SSgA FM will vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

[2]	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

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Preemptive Rights and Non-Preemptive Rights

In general, SSgA FM supports issuance authority requests up to 100% of current share capital with preemptive rights. Requests for the authority to remove preemptive rights will be supported for share issuances that are less than a certain percentage (ranging from 5-20%, based on market practice) of the outstanding shares, unless even such a small amount could have a material dilutive effect on existing shareholders (e.g. illiquid markets).

For Hong Kong, SSgA FM does not support issuances that do not place limits on discounts or do not provide the authority to refresh the share issuance amounts without prior shareholder approval.

Unequal Voting Rights

SSgA FM will not support proposals authorizing the creation of new classes of common stock with superior voting rights and will vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSgA FM will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.

However, SSgA FM will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Dividends and Share Repurchase Programs

SSgA FM generally supports dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income. SSgA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position.

Generally, SSgA FM votes for the authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase.

IV. MERGERS AND ACQUISITIONS

Mergers and the reorganization structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSgA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium

•	Strategic rationale

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest

•	Offers made at a premium and where there are no other higher bidders

•	Offers in which the secondary market price is substantially lower than the net asset value

SSgA FM may vote against a transaction considering the following:

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•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

•	At the time of voting, the current market price of the security exceeds the bid price

V. ANTI-TAKEOVER MEASURES

Typically, proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or delete a provision are deemed to have an antitakeover effect. The majority of these proposals deal with management’s attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported. Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

SSgA FM will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.

In general, SSgA FM will vote against the adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”).

SSgA FM will support the adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced.

SSgA FM will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

Special Meetings

SSgA will vote for shareholder proposals related to special meetings at companies that do not provide shareholders the right to call for a special meeting in their by-laws if:

•	The company also does not allow shareholders to act by written consent, OR

•	The company allows shareholders to act by written consent but the ownership threshold for acting by written consent is set above 25% of outstanding shares.

SSgA will vote for shareholder proposals related to special meetings at companies that give shareholders (with a minimum 10% ownership threshold) the right to call for a special meeting in their by-laws if:

•	The current ownership threshold to call for a special meeting is above 25% of outstanding shares.

SSgA will vote for management proposals related to special meetings.

Written Consent

SSgA will vote for shareholder proposals on written consent at companies if:

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•	The company does not have provisions in their by-laws giving shareholders the right to call for a special meeting, OR

•	The company allows shareholders the right to call for a special meeting but the current ownership threshold to call for a special meeting is above 25% of outstanding shares, AND

•	The company has a poor governance profile.

SSgA will vote management proposals on written consent on a case-by-case basis.

Super-Majority

SSgA FM will generally vote against amendments to by-laws requiring super-majority shareholder votes to pass or repeal certain provisions. SSgA FM will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.

VI. REMUNERATION

Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, are the terms of the plan designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans which benefit participants only when the shareholders also benefit are those most likely to be supported.

Advisory Vote on Executive Compensation and Frequency

SSgA FM supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period.

SSgA FM supports an annual advisory vote on executive compensation.

Approve Remuneration Report

SSgA FM will generally support remuneration reports that are judged to be in-line with local market practices. SSgA FM will generally vote against the approval of the remuneration report if the company fails to disclose information regarding any element of CEO remuneration including but not limited to, base salary, annual bonuses, and special bonuses relative to market practice.

If the company’s schemes allows for retesting of performance criteria over extended time period or for retesting if the original performance criteria was not met during the initial time period, SSgA FM may vote against the remuneration report.

Employee Equity Award Plans

SSgA FM considers numerous criteria when examining equity award proposals. Generally, SSgA FM does not vote against plans for lack of performance or vesting criteria. Rather, the main criteria that will result in a vote against an equity award plan are:

Excessive voting power dilution: To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. SSgA reviews that number in light of certain factors, including the industry of the issuer.

Other criteria include the following:

•	Number of participants or eligible employees;

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•	The variety of awards possible

•	The period of time covered by the plan

There are numerous factors that we view as negative, and together, may result in a vote against a proposal:

•	Grants to individuals or very small groups of participants;

•	“Gun-jumping” grants which anticipate shareholder approval of a plan or amendment;

•	The power of the board to exchange “underwater” options without shareholder approval this pertains to the ability of a company to reprice options, not the actual act of repricing described above;

•	Below market rate loans to officers to exercise their options;

•	The ability to grant options at less than fair market value;

•	Acceleration of vesting automatically upon a change in control;

•	Excessive compensation (i.e. compensation plans which are deemed by SSgA FM to be overly dilutive).

Historical option grants: Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than eight to twelve percent are generally not supported.

Repricing: SSgA FM will vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.

Share Repurchases: If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.

Companies who do not (i) clearly state the intentions of any proposed share buy-back plan or (ii) do not disclose a definitive number of the shares to be bought back and, (iii) the time frame during which the shares will be bought back will not have any such repurchase plan factored into the dilution calculation.

162(m) Plan Amendments: If a plan would not normally meet SSgA FM criteria described above, but is primarily being amended to add specific performance criteria to be used with awards designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then SSgA FM will support the proposal to amend the plan.

Employee Stock Option Plans

SSgA FM generally votes for stock purchase plans with an exercise price of not less than 85% of fair market value. However, SSgA FM takes market practice into consideration.

Compensation Related Items

SSgA FM will generally support the following proposals:

•	Expansions to reporting of financial or compensation-related information, within reason

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

SSgA FM will generally vote against the following proposals:

•	Retirement bonuses for non-executive directors and auditors

VII. MISCELLANEOUS/ROUTINE ITEMS

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SSgA FM generally supports the following miscellaneous/routine governance items:

•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate

•	Opting out of business combination provision

•	Proposals that remove restrictions on the right of shareholders to act independently of management

•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved

•	Shareholder proposals to put option repricings to a shareholder vote

•

General updating of or corrective amendments to charter and by-laws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•	Change in corporation name

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable

•	Repeals, prohibitions or adoption of anti-greenmail provisions

•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduce and proposals to implement a reverse stock split to avoid delisting

•	Exclusive forum provisions

SSgA FM generally does not support the following miscellaneous/routine governance items:

•	Proposals asking companies to adopt full tenure holding periods for their executives

•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation

•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable

•	Proposals to approve other business when it appears as voting item

•	Proposals giving the board exclusive authority to amend the bylaws

•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal

VIII. ENVIRONMENTAL AND SOCIAL ISSUES

Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Where it appears there is a potential effect on shareholder or economic value of a company that is related to a specific environmental or social issue, SSgA FM evaluates the shareholder proposal addressing the issue on a case-by-case basis. Absent a compelling economic impact on shareholder value, SSgA FM will typically abstain from voting on these proposals.

Record Keeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

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1) FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5) a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its SSgA FM relationship manager.

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PART C

OTHER INFORMATION

Item 28.	Exhibits

(a)(i)	First Amended and Restated Declaration of Trust of StreetTracks(SM) Series Trust (now, SPDR® Series Trust) (the “Trust” or the “Registrant”) dated June 9, 1998, as amended September 6, 2000, is incorporated herein by reference to Exhibit (a)(ii) of Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 25, 2000.

(a)(ii)	Amendment No. 1 to the Registrant’s First Amended and Restated Declaration of Trust dated June 9, 1998, as amended September 6, 2000, is incorporated herein by reference to Exhibit (a)(ii) of Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on August 10, 2007.

(b)	Registrant’s Amended and Restated By-Laws, dated June 9, 1998, as amended and restated November 15, 2004, are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on April 14, 2005.

(c)	Global Certificates of Beneficial Interest, evidencing shares of Beneficial Interest, $.01 par value, are incorporated herein by reference to Exhibit (c) of Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on September 25, 2000.

(d)(i)	Amended and Restated Investment Advisory Agreement between the Trust and SSgA Funds Management, Inc., dated September 1, 2003, is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on October 28, 2003.

(d)(ii)	Amended and Restated Sub-Advisory Agreement between SSgA Funds Management, Inc. and The Tuckerman Group, LLC, with respect to the SPDR Dow Jones REIT ETF (formerly, the DJ Wilshire REIT ETF and prior to that, the streetTRACKS® Wilshire REIT ETF), is incorporated herein by reference to Exhibit (d)(ii) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on October 28, 2003.

(d)(iii)	Fee Waiver Letter Agreement dated June 18, 2012, with respect to the SPDR BofA Merrill Lynch Crossover Corporate Bond ETF is incorporated herein by reference to Exhibit (d)(iii) of Post-Effective Amendment No. 86 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on June 18, 2012.

(d)(iv)	Fee Waiver Letter Agreement dated October 14, 2011, with respect to the SPDR Nuveen S&P High Yield Municipal Bond ETF, is incorporated herein by reference to Exhibit (d)(iii) of Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on October 28, 2011.

(d)(v)	Fee Waiver Letter Agreement dated October 23, 2007, with respect to the SPDR Barclays Aggregate Bond ETF (formerly, the SPDR Lehman Aggregate Bond ETF), is incorporated herein by reference to Exhibit (d)(iv) of Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on October 26, 2007.

(d)(vi)	Fee Waiver Letter Agreement dated October 27, 2010, with respect to the SPDR Barclays Municipal Bond ETF (formerly, the SPDR Lehman Municipal Bond ETF), is incorporated herein by reference to Exhibit (d)(v) of Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on October 28, 2010.

(d)(vii)	First Amendment dated April 30, 2007 to the Amended and Restated Sub-Advisory Agreement between SSgA Funds Management, Inc. and The Tuckerman Group, relating to the SPDR Dow Jones REIT ETF (formerly, the DJ Wilshire REIT ETF and prior to that, the streetTRACKS Wilshire REIT ETF), is incorporated herein by reference to Exhibit (d)(vi) of Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on October 26, 2007.

(d)(viii)	Revised Exhibit A (Schedule of Series) to the Amended and Restated Investment Advisory Agreement between the Trust and SSgA Funds Management, Inc., adding the SPDR S&P 1500 Value Tilt ETF and SPDR S&P 1500 Momentum Tilt ETF, is incorporated herein by reference to Exhibit (d)(viii) of Post-Effective Amendment No. 88 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on October 24, 2012.

(d)(ix)	Sub-Advisory Agreement dated April 1, 2010 between SSgA Funds Management, Inc. and Nuveen Asset Management, with respect to the municipal bond ETFs, is incorporated herein by reference to Exhibit (d)(ix) of Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on May 12, 2010.

(d)(x)

Sub-Advisory Agreement dated May 19, 2010 between SSgA Funds Management, Inc. and State Street Global Advisors LTD, with respect to SPDR Barclays International Corporate Bond ETF, is incorporated herein by reference to Exhibit (d)(x) of Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on May 19, 2010.

(d)(xi)	Appendix A to the Sub-Advisory Agreement between SSgA Funds Management, Inc. and State Street Global Advisors LTD, adding SPDR Barclays Emerging Markets Local Bond ETF is incorporated herein by reference to Exhibit (d)(xi) of Post-Effective Amendment No. 57 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on February 23, 2011.

(d)(xii)	Amendment to the Sub-Advisory Agreement between SSgA Funds Management, Inc. and Nuveen Asset Management, adding SPDR Nuveen S&P High Yield Municipal Bond ETF, is incorporated herein by reference to Exhibit (d)(xii) of Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on April 13, 2011.

(e)(i)	Distribution Agreement dated September 22, 2000, between the Trust and State Street Global Markets, LLC (formerly, State Street Capital Markets, LLC), is incorporated herein by reference to Exhibit (e) of Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on September 25, 2000.

(e)(ii)	Amended Annex I (Schedule of Series) to the Distribution Agreement between the Trust and State Street Global Markets adding the SPDR S&P 1500 Value Tilt ETF and SPDR S&P 1500 Momentum Tilt ETF, is incorporated herein by reference to Exhibit (e)(ii) of Post-Effective Amendment No. 88 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on October 24, 2012.

(f)	Not applicable.

(g)(i)	Custodian Agreement dated September 22, 2000, between the Trust and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (g) of Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on September 25, 2000.

(g)(ii)	Amendment dated October 14, 2005 to the Custodian Agreement dated September 22, 2000, between the Trust and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (g)(iv) of Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A, a filed with the SEC on October 28, 2005.

(g)(iii)	Amended Schedule of Series to the Custodian Agreement between the Trust and State Street Bank and Trust Company adding the SPDR S&P 1500 Value Tilt ETF and SPDR S&P 1500 Momentum Tilt ETF, is incorporated herein by reference to Exhibit (g)(iii) of Post-Effective Amendment No. 88 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on October 24, 2012.

(h)(i)	Administration Agreement dated September 22, 2000, between the Trust and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (h)(i) of Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on September 25, 2000.

(h)(ii)	Transfer Agency and Services Agreement dated September 22, 2000, between the Trust and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (h)(ii) of Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on September 25, 2000.

(h)(iii)	Addendum dated April 5, 2004 to Transfer Agency and Services Agreement dated September 22, 2000, between the Trust and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (h)(iii) of Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on October 28, 2005.

(h)(iv)	Form of Participant Agreement is incorporated herein by reference to Exhibit (h)(iv) of Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on August 26, 2009.

(h)(v)	Form of Investor Services Agreement is incorporated herein by reference to Exhibit (h)(iv) of Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on September 25, 2000.

(h)(vi)	Securities Lending Authorization Agreement dated November 28, 2007, between the Trust and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (h)(vi) of Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on August 8, 2008.

(h)(vii)	Amended Exhibit A (Schedule of Series) to the Administration Agreement between the Trust and State Street Bank and Trust Company adding the SPDR S&P 1500 Value Tilt ETF and SPDR S&P 1500 Momentum Tilt ETF, is incorporated herein by reference to Exhibit (h)(vii) of Post-Effective Amendment No. 88 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on October 24, 2012.

(h)(viii)	Amended Annex A (Schedule of Series) to the Transfer Agency Services Agreement between the Trust and State Street Bank and Trust Company adding the SPDR S&P 1500 Value Tilt ETF and SPDR S&P 1500 Momentum Tilt ETF, is incorporated herein by reference to Exhibit (h)(viii) of Post-Effective Amendment No. 88 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on October 24, 2012.

(h)(ix)	Amended Schedule B (Schedule of Series) to the Securities Lending Authorization Agreement between the Trust and State Street Bank and Trust Company adding the SPDR S&P 1500 Value Tilt ETF and SPDR S&P 1500 Momentum Tilt ETF, is incorporated herein by reference to Exhibit (h)(ix) of Post-Effective Amendment No. 88 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on October 24, 2012.

(i)	Opinion and Consent of counsel, Bingham McCutchen LLP, is incorporated by reference to Exhibit (i) of Post-Effective Amendment No. 88 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR Accession No. [ ] on October 24, 2012.

(j)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(k)	Not applicable.

(l)	Subscription Agreement dated September 22, 2000, between the Trust and State Street Capital Markets, LLC, is incorporated herein by reference to Exhibit (l) of Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on September 25, 2000.

(m)	Distribution and Service Plan, as adopted on September 11, 2000, is incorporated herein by reference to Exhibit (m) of Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on August 30, 2004.

(n)	Not applicable.

(p)(i)	Registrant’s Revised Code of Ethics, as adopted November 15, 2004 and revised February 23, 2010, is incorporated herein by reference to Exhibit (p)(i) of Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on March 5, 2010.

(p)(ii)	Code of Ethics of SSgA Funds Management, Inc., dated April 1, 2012 (which also applies to applicable reporting personnel of the Distributor), is filed herewith.

(p)(iii)	The Tuckerman Group, in its capacity as investment sub-adviser to the Trust’s SPDR Dow Jones REIT ETF, has adopted the Code of Ethics of SSgA Funds Management, Inc., which is incorporated herein by reference to Exhibit (p)(ii) of Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on December 16, 2009.

(p)(iv)	Code of Ethics of Nuveen Asset Management, in its capacity as investment sub-adviser to certain Funds of the Trust, is incorporated herein by reference to Exhibit (p)(iv) of Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on May 19, 2010.

(p)(v)	Code of Ethics of State Street Global Advisors Limited, in its capacity as investment sub-adviser to certain Fund(s) of the Trust, is incorporated herein by reference to Exhibit (p)(v) of Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on May 19, 2010.

(q)(i)	Powers of Attorney for Messrs. Kelly, Nesvet and Ross are incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on July 3, 2008.

(q)(ii)	Powers of Attorney for Ms. Boatman and Messrs. Churchill and Verboncoeur are incorporated herein by reference to Exhibit (q)(ii) of Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on May 12, 2010.

(q)(iii)	Power of Attorney for Ms. Needham is filed herewith.

Item 29.	Persons Controlled By or Under Common Control With Registrant

The Board of Trustees of the Trust is the same as the board of the SPDR Index Shares Funds and SSgA Active ETF Trust, which also has SSgA Funds Management, Inc. as their investment adviser. In addition, the officers of the Trust are substantially identical to the officers of the SPDR Index Shares Funds and SSgA Active ETF Trust. Nonetheless, the Trust takes the position that it is not under common control with other trusts because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.

Additionally, see the “Control Persons and Principal Holders of Securities” section of the Statement of Additional Information for a list of shareholders who own more than 5% of a specific fund’s outstanding shares and such information is incorporated by reference to this Item.

Item 30.	Indemnification

Pursuant to Section 5.3 of the Registrant’s Amended and Restated Declaration of Trust and under Section 4.9 of the Registrant’s By-Laws, the Trust will indemnify any person who is, or has been, a Trustee, officer, employee or agent of the Trust against all expenses reasonably incurred or paid by him/her in connection with any claim, action, suit or proceeding in which he/she becomes involved as a party or otherwise by virtue of his/her being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him/her in the settlement thereof, if he/she acted in good faith and in a manner he/she reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his/her conduct was unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render him/her liable by reason of willful misfeasance, bad faith or gross negligence in the performance of his/her duties or by reason of reckless disregard of his/her obligations and duties to the Registrant. The Registrant may also advance money for litigation expenses provided that Trustees, officers, employees and/or agents give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

Pursuant to Section 5.2 of the Registrant’s Amended and Restated Declaration of Trust, no Trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of willful misfeasance, bad faith or gross negligence or reckless disregard of duties to the Registrant. Pursuant to paragraph 9 of the Registrant’s Investment Advisory Agreement, the Adviser shall not be liable for any action or failure to act, except in the case of willful misfeasance, bad faith or gross negligence or reckless disregard of duties to the Registrant.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions of Rule 484 under the Act, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

The Registrant maintains insurance on behalf of any person who is or was a Trustee, officer, employee or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him/her and incurred by him/her or arising out of his/her position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him/her.

Item 31.	Business And Other Connections of Investment Adviser

Any other business, profession, vocation or employment of a substantial nature in which each director or principal officer of each investment adviser is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”) serves as the investment adviser for each series of the Trust. SSgA FM is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSgA”), the investment arm of State Street Corporation. The principal address of the Adviser is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. SSgA FM is an investment adviser registered under the Investment Advisers Act of 1940.

Name	Capacity With Adviser	Business Name and Address of Other Position
Juan C. Morales	Treasurer	Senior Managing Director and Chief Financial Officer, State Street Global Advisors, a division of State Street Bank and Trust Company, Boston, MA

Alyssa Albertelli	Director, Chief Legal Officer and Chief Compliance Officer	Chief Compliance Officer, State Street Global Advisors, a division of State Street Bank and Trust Company, Boston, MA

James E. Ross	Chairman & Director	Senior Managing Director, State Street Global Advisors, a division of State Street Bank and Trust Company, Boston, MA

Ellen Needham	President & Director	Senior Managing Director, State Street Global Advisors, a division of State Street Bank and Trust Company, Boston, MA

The Tuckerman Group LLC (“Tuckerman”) serves as the investment adviser for the Trust’s SPDR Dow Jones REIT ETF. Since its organization on April 28, 1999, Tuckerman has provided investment management services to institutional investors and other mutual funds. The principal business address of Tuckerman is 4 International Drive, Suite 230, Rye Brook, New York 10573. Tuckerman is an investment adviser registered under the Investment Advisers Act of 1940.

Name	Capacity With Tuckerman	Business Name and Address of Other Position
Glen Weisberg	CEO/Director	Director, Carpathia Real Estate Advisors, LLC, Rye Brook, New York (“Carpathia”)

Steven de Bara	Director/Chief Financial Officer/Chief Compliance Officer	Chief Financial Officer/Chief Compliance Officer of Carpathia

Marc Brown	Director	Chief Administrative Officer and Executive Vice President, State Street Global Advisors, a division of State Street Bank and Trust Company, Boston, MA

Kevin Smith	Director	Managing Director and Vice President, State Street Global Advisors, a division of State Street Bank and Trust Company, Boston, MA, and Chairman of State Street Global Alliance, LLC, Boston, MA

Stephen Marshall	Director	Vice President, State Street Global Advisors, a division of State Street Bank and Trust Company, Boston, MA, and Vice President of State Street Global Alliance, LLC, Boston, MA

Timothy Corbett	Director	Vice President, State Street Global Advisors, a division of State Street Bank and Trust Company, Boston, MA

Nuveen Asset Management (“NAM”) serves as investment adviser or manager to SPDR Nuveen Barclays Municipal Bond ETF, SPDR Nuveen Barclays California Municipal Bond ETF, SPDR Nuveen Barclays New York Municipal Bond ETF, SPDR Nuveen Barclays Short Term Municipal Bond ETF, SPDR Nuveen S&P VRDO Municipal Bond ETF, SPDR Nuveen S&P High Yield Municipal Bond ETF and SPDR Nuveen Barclays Build America Bond ETF. The principal business address for all of these investment companies is 333 West Wacker Drive, Chicago, Illinois 60606.

Name	Capacity With Nuveen	Business Name and Address of Other Position
Thomas J. Schreier, Jr.	Chairman	Vice Chairman, Wealth Management of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, Inc.; Co-Chief Executive Officer of Nuveen Securities, LLC; formerly, Chief Executive Officer and Chief Investment Officer of FAF Advisors, formerly, President, First American Funds.

William T. Huffman	President	Previously, Chief Operating Officer, Municipal Fixed Income (2008-2010) of Nuveen Fund Advisors; previously, Chairman, President and Chief Executive Officer (2002-2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; CPA.

John L. MacCarthy	Executive Vice President and Secretary	Director, Executive Vice President and Secretary of Nuveen Fund Advisors, Inc.; Executive Vice President (since 2008), Secretary and General Counsel (since 2006) of Nuveen Investments, Inc.; Executive Vice President (since 2008) and Secretary (since 2006) of Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Vice President and Secretary of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC, and Santa Barbara Asset Management, LLC; Director, Vice President and Secretary of Winslow Capital Management, LLC.

Charles R. Manzoni, Jr.	Managing Director and General Counsel	Managing Director and General Counsel of Nuveen Securities, LLC; formerly, Chief Risk Officer, Secretary, General Counsel, director on Board of Directors of FAF Advisors.

Sherri A. Hlavacek	Managing Director and Corporate Controller	Managing Director and Corporate Controller of Nuveen Securities, LLC, Nuveen Investments Inc., Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc. and (since 2011) Nuveen Fund Advisors, Inc.; Vice President and Controller of NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC and Symphony Asset Management LLC; Certified Public Accountant.

Mary E. Keefe	Managing Director and Chief Compliance Officer	Managing Director and Chief Compliance Officer (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director (since 2004) and Director of Compliance of Nuveen Investments, Inc.; Managing Director and Chief Compliance Officer of Nuveen Securities, LLC, Nuveen Investments Advisers Inc., Symphony Asset Management LLC and Santa Barbara Asset Management, LLC; Vice President and Assistant Secretary of Winslow Capital Management, LLC and NWQ Holdings, LLC.

State Street Global Advisors Limited (“SSgA Limited”) serves as the sub-investment manager for the SPDR Barclays International Corporate Bond ETF and SPDR Barclays Emerging Markets Local Bond ETF. SSgA Limited is a wholly-owned subsidiary of State Street Global Advisors International Holdings,

which is a direct subsidiary of State Street Global Advisors Inc. State Street Global Advisors Inc is a direct subsidiary of State Street Corporation, a publicly held bank holding company. The registered office and principal address of SSgA Limited is 20 Churchill Place, London E14 5HJ. SSgA Limited is authorized and regulated by the Financial Services Authority in the United Kingdom.

Name	Capacity With Adviser	Business Name and Address of Other Position
Michael Karpik	Chairman	Senior Vice President, Senior Managing Director, Head of EMEA, State Street Global Advisors, a division of State Street Bank and Trust Company, Boston, MA

Alex Castle	Director	Vice President, Head of European Investment Operations, State Street Global Advisors, a division of State Street Bank and Trust Company, Boston, MA

Benoit Fally	Director	Senior Vice President, Senior Managing Director, State Street Global Advisors, a division of State Street Bank and Trust Company, Boston, MA

Susan Raynes	Director	Senior Vice President, Senior Managing Director, Head of UKMEA, State Street Global Advisors, a division of State Street Bank and Trust Company, Boston, MA

See “Management” in the applicable Prospectus and “Management of the Trust” in the applicable Statement of Additional Information for information regarding the business of SSgA FM, Tuckerman, NAM and SSgA LTD. For information regarding broker-dealers and investment advisers affiliated with the SSgA FM, Tuckerman, NAM and SSgA LTD, reference is made to SSgA FM’s, Tuckerman’s, NAM’s and SSgA LTD’s respective Form ADV, as amended, filed with the SEC and incorporated herein by reference.

Item 32	Principal Underwriters

(a)	State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as the Trust’s principal underwriter and also serves as the principal underwriter for the following investment companies: SPDR Index Shares Funds, State Street Institutional Investment Trust and SSgA Funds.

(b)	The following is a list of the executive officers, directors and partners of State Street Global Markets, LLC (except as noted, none of the persons set forth below holds a position or office with the Trust):

Nicolas J. Bonn	Chief Executive Officer and Director
Vincent Manzi	Chief Compliance Officer
Christopher Jensen	Chief Financial Officer
Howard Fairweather	Director
Stefan Gavell	Director
Clifford Lewis	Director
Mark Snyder	Director
R. Bryan Woodard	Director

(c)	Not applicable.

Item 33.	Location Of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of SSgA Funds Management, Inc. and/or State Street Bank and Trust Company, each with offices located at One Lincoln Street, Boston, Massachusetts 02111.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 26th day of October, 2012.

SPDR® SERIES TRUST

By:	/s/ Ellen M. Needham
Ellen M. Needham
President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURES	TITLE	DATE

/s/ Bonny E. Boatman* Bonny E. Boatman	Trustee	October 26, 2012

/s/ Dwight D. Churchill* Dwight D. Churchill	Trustee	October 26, 2012

/s/ David M. Kelly* David M. Kelly	Trustee	October 26, 2012

/s/ Frank Nesvet* Frank Nesvet	Trustee	October 26, 2012

/s/ Carl G. Verboncoeur* Carl G. Verboncoeur	Trustee	October 26, 2012

/s/ James E. Ross* James E. Ross	Trustee	October 26, 2012

/s/ Ellen M. Needham Ellen M. Needham	President and Principal Executive Officer	October 26, 2012

/s/ Chad C. Hallett Chad C. Hallett	Treasurer and Principal Financial Officer	October 26, 2012

*By:	/s/ Ryan M. Louvar
Ryan M. Louvar
As Attorney-in-Fact Pursuant to Power of Attorney

EXHIBIT LIST

Item 28

(j)	Consent of Ernst & Young LLP

(p)(ii)	Code of Ethics of SSgA Funds Management, Inc.

(q)(iii)	Power of Attorney